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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
         (No. 33-63212)                                        [X]

         Pre- Effective Amendment No.                          [ ]
                                      ----

         Post-Effective Amendment No.  47                      [X]
                                      ----

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
         OF 1940  (No. 811-7736)                               [X]

         Amendment No.  49                                     [X]
                       ----

                        (Check appropriate box or boxes.)

JANUS ASPEN SERIES
--------------------------------------------------------------------------------
(Exact Name of Registrant as Specified in Charter)

151 Detroit Street, Denver, Colorado 80206-4805
--------------------------------------------------------------------------------
Address of Principal Executive Offices           (Zip Code)

Registrant's Telephone No., including Area Code:  303-333-3863
                                                --------------------------------

Stephanie Grauerholz-Lofton - 151 Detroit Street, Denver, Colorado 80206-4805
--------------------------------------------------------------------------------
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement and thereafter from day to day.

It is proposed that this filing will become effective (check appropriate box):
          [ ]  immediately upon filing pursuant to paragraph (b) of Rule 485
          [X]  on May 1, 2009 pursuant to paragraph (b) of Rule 485
          [ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485
          [ ]  on (date) pursuant to paragraph (a)(1) of Rule 485
          [ ]  75 days after filing pursuant to paragraph (a)(2) of Rule 485
          [ ]  on May 1, 2009 pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
          [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                            May 1, 2009


                            BOND
                              Flexible Bond Portfolio
                            GROWTH & CORE
                              Balanced Portfolio
                              Enterprise Portfolio
                                 (formerly named Mid Cap Growth Portfolio)
                              Forty Portfolio
                              Growth and Income Portfolio
                              Janus Portfolio
                                 (formerly named Large Cap Growth Portfolio)
                              Research Core Portfolio
                                 (formerly named Fundamental Equity Portfolio)
                            INTERNATIONAL & GLOBAL
                              Overseas Portfolio
                                 (formerly named International Growth Portfolio)
                              Worldwide Portfolio
                                 (formerly named Worldwide Growth Portfolio)
                            SPECIALTY EQUITY
                              Global Life Sciences Portfolio
                              Global Technology Portfolio
                            VALUE
                              Janus Aspen Perkins Mid Cap Value Portfolio
                                 (formerly named Mid Cap Value Portfolio)



                               JANUS ASPEN SERIES
                              INSTITUTIONAL SHARES

                                   Prospectus


    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)




       This Prospectus describes twelve series (each, a "Portfolio" and collectively, the "Portfolios") of Janus Aspen Series (the "Trust") with a variety of investment objectives, including growth of capital, capital appreciation, current income, and a combination of growth and income. Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Portfolio. Janus Aspen Perkins Mid Cap Value Portfolio is subadvised by Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC).


       Each Portfolio of Janus Aspen Series currently offers one or more classes of shares. The Institutional Shares (the "Shares") are sold under the name of "Janus Aspen Series" and are offered by this Prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, "variable insurance contracts"), as well as certain qualified retirement plans.

       Janus Aspen Series - Institutional Shares sells and redeems its Shares at net asset value without sales charges, commissions, or redemption fees. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. Certain Portfolios may not be available in connection with a particular contract, and certain contracts may limit allocations among the Portfolios. Refer to the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

       Certain Janus Aspen Series Portfolios have similar investment objectives and similar principal strategies to corresponding Janus retail funds. Although it is anticipated that a Portfolio and its corresponding retail fund will hold similar securities, differences in asset size, expenses, cash flow needs, and other factors may result in differences in investment performance.

       This Prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolios.

TABLE OF CONTENTS
--------------------------------------------------------------------------------





RISK/RETURN SUMMARY
  Flexible Bond Portfolio.....................................................     2
  Balanced Portfolio..........................................................     5
  Enterprise Portfolio........................................................     8
  Forty Portfolio.............................................................    11
  Growth and Income Portfolio.................................................    14
  Janus Portfolio.............................................................    17
  Research Core Portfolio.....................................................    20
  Overseas Portfolio..........................................................    23
  Worldwide Portfolio.........................................................    26
  Global Life Sciences Portfolio..............................................    29
  Global Technology Portfolio.................................................    32
  Janus Aspen Perkins Mid Cap Value Portfolio.................................    35

FEES AND EXPENSES.............................................................    38

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Frequently asked questions about principal investment strategies............    41
  Risks.......................................................................    44
  Frequently asked questions about certain risks..............................    44
  General portfolio policies..................................................    47

MANAGEMENT OF THE PORTFOLIOS
  Investment adviser..........................................................    52
  Management expenses.........................................................    53
  Subadviser..................................................................    57
  Investment personnel........................................................    57

OTHER INFORMATION.............................................................    60

DISTRIBUTIONS AND TAXES.......................................................    62

SHAREHOLDER'S GUIDE
  Pricing of portfolio shares.................................................    63
  Payments to financial intermediaries by Janus Capital or its affiliates.....    63
  Purchases...................................................................    64
  Redemptions.................................................................    65
  Excessive trading...........................................................    65
  Shareholder communications..................................................    68

FINANCIAL HIGHLIGHTS..........................................................    69

GLOSSARY OF INVESTMENT TERMS..................................................    81

EXPLANATION OF RATING CATEGORIES..............................................    86






                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


FLEXIBLE BOND PORTFOLIO

  Flexible Bond Portfolio (the "Portfolio") is designed for long-term investors who primarily seek total return.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  FLEXIBLE BOND PORTFOLIO seeks to obtain maximum total return, consistent with preservation of capital.


  The Portfolio's Board of Trustees may change this objective or the Portfolio's principal investment strategies without a shareholder vote. As described below, the Portfolio has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name. The Portfolio will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Portfolio's objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Portfolio pursues its investment objective by primarily investing, under normal circumstances, at least 80% of its assets in bonds. Bonds include, but are not limited to, government bonds, corporate bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. The Portfolio will invest at least 65% of its assets in investment grade debt securities and will maintain an average-weighted effective maturity of five to ten years. The Portfolio will limit its investment in high-yield/high-risk bonds to 35% or less of its net assets. The Portfolio generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion. Due to the nature of the securities in which the Portfolio invests, it may have relatively high portfolio turnover compared to other Portfolios.


  In addition to considering economic factors such as the effect of interest rates on the Portfolio's investments, the portfolio managers apply a "bottom up" approach in choosing investments. This means that the portfolio managers look at securities one at a time to determine if a security is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies. If the portfolio managers are unable to find such investments, the Portfolio's uninvested assets may be held in cash or similar investments, subject to the Portfolio's specific investment policies.



  Within the parameters of its specific investment policies, the Portfolio may invest its assets in derivatives (by taking long and/or short positions). The Portfolio may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.


MAIN INVESTMENT RISKS

  Although the Portfolio may be less volatile than funds that invest most of their assets in common stocks, the Portfolio's returns and yields will vary, and you could lose money.


  FIXED-INCOME SECURITIES RISK. The Portfolio invests in a variety of fixed-income securities. Typically, the values of fixed-income securities change inversely with interest rates. Therefore, a fundamental risk of these securities is that their value will generally decline as prevailing interest rates rise, which may cause the Portfolio's net asset value ("NAV") to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is a risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments and may result in the Portfolio having to reinvest its proceeds in lower yielding securities. Collateral related to such investments may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.


  MARKET RISK. The value of the Portfolio's holdings may decrease if the value of an individual company or multiple companies in the Portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect.

2  Janus Aspen Series

  Regardless of how well individual companies perform, the value of the Portfolio's holdings could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Portfolio invests. If the value of the Portfolio's holdings decreases, the Portfolio's net asset value ("NAV") will also decrease, which means if you sell your shares in the Portfolio you may lose money.



  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Portfolio such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Portfolio expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Portfolio's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.


  HIGH-YIELD/HIGH-RISK BOND RISK. The Portfolio will limit its investments in high-yield/high-risk bonds, also known as "junk" bonds, to 35% or less of its net assets. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities. The issuers are typically in poor financial health. Because of these factors, the performance and NAV of the Portfolio may vary significantly, depending upon its holdings of high-yield/high-risk bonds.

  PORTFOLIO TURNOVER RISK. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Portfolio. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Portfolio. If the counterparty to a derivative transaction defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio's losses are theoretically unlimited.


  An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.




                                                          Risk/return summary  3

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in Flexible Bond Portfolio by showing how the Portfolio's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Institutional Shares of the Portfolio for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Portfolio's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Portfolio's past performance does not necessarily indicate how it will perform in the future.

  FLEXIBLE BOND PORTFOLIO - INSTITUTIONAL SHARES


       Annual returns for periods ended 12/31
             1.60%    6.25%    7.74%   10.48%    6.39%    3.97%    2.00%    4.22%    7.04%    6.02%
             1999     2000     2001     2002     2003     2004     2005     2006     2007     2008

       Best Quarter:  3rd-2002 5.63%     Worst Quarter:  2nd-2004 (2.87)%






                                                     Average annual total return for periods ended 12/31/08
                                                     ------------------------------------------------------
                                                                                            Since Inception
                                                        1 year     5 years     10 years        (9/13/93)
  Flexible Bond Portfolio - Institutional Shares         6.02%      4.64%        5.54%           7.02%
  Barclays Capital U.S. Aggregate Bond Index(1)          5.24%      4.65%        5.63%           6.02%
    (reflects no deduction for fees or expenses)
                                                      -----------------------------------------------------



  (1) The Barclays Capital U.S. Aggregate Bond Index (formerly named Lehman Brothers U.S. Aggregate Bond Index) is made up of the Barclays Capital U.S. Government/Corporate Bond Index (formerly named Lehman Brothers Government/Corporate Bond Index), Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million. Pursuant to an acquisition, the Lehman Brothers indices were acquired by Barclays Capital.




4  Janus Aspen Series

BALANCED PORTFOLIO

  Balanced Portfolio (the "Portfolio") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although the Portfolio may also emphasize some degree of income, it is not designed for investors who desire a certain level of income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  BALANCED PORTFOLIO seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

  The Portfolio's Board of Trustees may change this objective or the Portfolio's principal investment strategies without a shareholder vote. The Portfolio will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Portfolio's objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Portfolio pursues its investment objective by normally investing 50-60% of its assets in equity securities selected primarily for their growth potential and 40-50% of its assets in securities selected primarily for their income potential. The Portfolio normally invests at least 25% of its assets in fixed-income senior securities.

  In choosing investments for the Portfolio, the portfolio managers apply a "bottom up" approach with one portfolio manager focusing on the equity portion of the Portfolio and the other portfolio manager focusing on the fixed-income portion of the Portfolio. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies. If the portfolio managers are unable to find such investments, the Portfolio's uninvested assets may be held in cash or similar investments, subject to the Portfolio's specific investment policies. The portfolio managers share day-to-day responsibility for the Portfolio's investments.

  Within the parameters of its specific investment policies, the Portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets.


  Within the parameters of its specific investment policies, the Portfolio may invest its assets in derivatives (by taking long and/or short positions). The Portfolio may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.


MAIN INVESTMENT RISKS


  The biggest risk is that the Portfolio's returns may vary, and you could lose money. The Portfolio is designed for long-term investors seeking a balanced portfolio, including common stocks and bonds. Common stocks tend to be more volatile than many other investment choices.



  MARKET RISK. The value of the Portfolio's holdings may decrease if the value of an individual company or multiple companies in the Portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Portfolio's holdings could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Portfolio invests. If the value of the Portfolio's holdings decreases, the Portfolio's net asset value ("NAV") will also decrease, which means if you sell your shares in the Portfolio you may lose money.



  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Portfolio such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio




                                                          Risk/return summary  5
  turnover, a decrease in net asset value, and an increase in Portfolio expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Portfolio's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.


  GROWTH SECURITIES RISK. The Portfolio often invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio managers' perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Portfolio's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  FIXED-INCOME SECURITIES RISK. The income component of the Portfolio's holdings includes fixed-income securities. Typically, the values of fixed-income securities change inversely with interest rates. Therefore, a fundamental risk of fixed-income securities is that their value will generally decline as prevailing interest rates rise which may cause the Portfolio's NAV to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments and may result in the Portfolio having to reinvest its proceeds in lower yielding securities. Collateral related to such investments also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.


  FOREIGN EXPOSURE RISK. The Portfolio may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio's performance than it would in a more geographically diversified portfolio. The Portfolio's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Portfolio. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Portfolio. If the counterparty to a derivative transaction defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio's losses are theoretically unlimited.


  An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.




6  Janus Aspen Series

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Institutional Shares of the Portfolio for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.

  The Portfolio's past performance does not necessarily indicate how it will perform in the future.

  BALANCED PORTFOLIO - INSTITUTIONAL SHARES


       Annual returns for periods ended 12/31
            26.76%   (2.27)%  (4.66)%  (6.44)%  14.05%    8.53%    7.95%   10.72%   10.54%  (15.84)%
             1999     2000     2001     2002     2003     2004     2005     2006     2007     2008

       Best Quarter:  4th-1999 16.33%     Worst Quarter:  3rd-2008 (7.84)%






                                                          Average annual total return for periods ended 12/31/08
                                                          ------------------------------------------------------
                                                                                                 Since Inception
                                                            1 year      5 years     10 years        (9/13/93)
  Balanced Portfolio - Institutional Shares                (15.84)%       3.83%        4.28%          9.32%
  S&P 500(R) Index(1)                                      (37.00)%     (2.19)%      (1.38)%          6.45%
    (reflects no deduction for fees or expenses)
  Barclays Capital U.S. Government/Credit Bond Index(2)       5.70%       4.64%        5.64%          6.00%
    (reflects no deduction for fees or expenses)
  Balanced Index(3)                                        (19.84)%       1.07%        2.06%          6.56%
    (reflects no deduction for fees or expenses)
                                                         -------------------------------------------------------



  (1) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
  (2) The Barclays Capital U.S. Government/Credit Bond Index (formerly named Lehman Brothers U.S. Government/Credit Bond Index) is composed of all bonds that are of investment grade with at least one year until maturity. Pursuant to an acquisition, the Lehman Brothers indices were acquired by Barclays Capital.
  (3) The Balanced Index is a hypothetical combination of unmanaged indices. This internally calculated index combines the total returns from the S&P 500(R) Index (55%) and the Barclays Capital U.S. Government/Credit Bond Index (formerly named Lehman Brothers U.S. Government/Credit Bond Index) (45%). Pursuant to an acquisition, the Lehman Brothers indices were acquired by Barclays Capital.




                                                          Risk/return summary  7

ENTERPRISE PORTFOLIO

  Enterprise Portfolio (the "Portfolio") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  ENTERPRISE PORTFOLIO seeks long-term growth of capital.

  The Portfolio's Board of Trustees may change this objective or the Portfolio's principal investment strategies without a shareholder vote. The Portfolio will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Portfolio's objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


  The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap(R) Growth Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the index will vary, but as of December 31, 2008, they ranged from approximately $24 million to $14.9 billion.


  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies. If the portfolio manager is unable to find such investments, the Portfolio's uninvested assets may be held in cash or similar investments, subject to the Portfolio's specific investment policies.

  Within the parameters of its specific investment policies, the Portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets.


  Within the parameters of its specific investment policies, the Portfolio may invest its assets in derivatives (by taking long and/or short positions). The Portfolio may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.


MAIN INVESTMENT RISKS


  The biggest risk is that the Portfolio's returns may vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.



  MARKET RISK. The value of the Portfolio's holdings may decrease if the value of an individual company or multiple companies in the Portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Portfolio's holdings could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Portfolio invests. If the value of the Portfolio's holdings decreases, the Portfolio's net asset value ("NAV") will also decrease, which means if you sell your shares in the Portfolio you may lose money.



  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Portfolio such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Portfolio expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Portfolio's ability to achieve its investment objective. The market's behavior is unpredictable and it is




8  Janus Aspen Series
  impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.



  MID-SIZED COMPANIES RISK. Due to the Portfolio's investments in securities issued by mid-sized companies, the Portfolio's NAV may fluctuate more than that of a fund investing primarily in large companies. Mid-sized companies' securities may pose greater market, liquidity, and information risks because of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack in management depth. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies. These holdings tend to be less liquid than stocks of larger companies and could have a significant adverse effect on the Portfolio's returns, especially as market conditions change.


  GROWTH SECURITIES RISK. The Portfolio often invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Portfolio's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.

  FOREIGN EXPOSURE RISK. The Portfolio may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio's performance than it would in a more geographically diversified portfolio. The Portfolio's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Portfolio. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Portfolio. If the counterparty to a derivative transaction defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio's losses are theoretically unlimited.


  An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.




                                                          Risk/return summary  9

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Institutional Shares of the Portfolio for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.

  The Portfolio's past performance does not necessarily indicate how it will perform in the future.

  ENTERPRISE PORTFOLIO* - INSTITUTIONAL SHARES


       Annual returns for periods ended 12/31
            125.40% (31.82)% (39.45)% (27.93)%  35.10%   20.75%   12.31%   13.61%   22.04%  (43.72)%
             1999     2000     2001     2002     2003     2004     2005     2006     2007     2008

       Best Quarter:  4th-1999 59.34%     Worst Quarter:  1st-2001 (32.12)%






                                                    Average annual total return for periods ended 12/31/08
                                                    ------------------------------------------------------
                                                                                           Since Inception
                                                      1 year      5 years     10 years        (9/13/93)
  Enterprise Portfolio - Institutional Shares        (43.72)%       1.14%      (0.42)%          6.81%
  Russell Midcap(R) Growth Index(1)                  (44.32)%     (2.33)%      (0.19)%          5.54%
    (reflects no deduction for fees or expenses)
  S&P MidCap 400 Index(2)                            (36.23)%     (0.08)%        4.46%          9.20%
    (reflects no deduction for fees or expenses)
                                                   -------------------------------------------------------





   * Formerly named Mid Cap Growth Portfolio. On May 1, 2009, the Portfolio changed its name and certain investment policies. Prior to that time, the Portfolio invested at least 80% of its assets in mid-sized companies.

  (1) The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap(R) companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.
  (2) The S&P MidCap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity, and industry group representation.




10  Janus Aspen Series

FORTY PORTFOLIO

  Forty Portfolio (the "Portfolio") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  FORTY PORTFOLIO seeks long-term growth of capital.

  The Portfolio's Board of Trustees may change this objective or the Portfolio's principal investment strategies without a shareholder vote. The Portfolio will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Portfolio's objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Portfolio pursues its investment objective by normally investing primarily in a core group of 20-40 common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies. If the portfolio manager is unable to find such investments, the Portfolio's uninvested assets may be held in cash or similar investments, subject to the Portfolio's specific investment policies.

  Within the parameters of its specific investment policies, the Portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets.


  Within the parameters of its specific investment policies, the Portfolio may invest its assets in derivatives (by taking long and/or short positions). The Portfolio may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.


MAIN INVESTMENT RISKS


  The biggest risk is that the Portfolio's returns may vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.



  MARKET RISK. The value of the Portfolio's holdings may decrease if the value of an individual company or multiple companies in the Portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Portfolio's holdings could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Portfolio invests. If the value of the Portfolio's holdings decreases, the Portfolio's net asset value ("NAV") will also decrease, which means if you sell your shares in the Portfolio you may lose money.



  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Portfolio such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Portfolio expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Portfolio's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.





                                                         Risk/return summary  11

  GROWTH SECURITIES RISK. The Portfolio often invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Portfolio's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.

  NONDIVERSIFICATION RISK. The Portfolio is classified as nondiversified under the Investment Company Act of 1940, as amended. As a result, an increase or decrease in the value of a single security may have a greater impact on the Portfolio's NAV and total return. Being nondiversified may also make the Portfolio more susceptible to financial, economic, political, or other developments that may impact a security. Although the Portfolio may satisfy the requirements for a diversified portfolio, its nondiversified classification gives the portfolio manager more flexibility to hold larger positions in a smaller number of securities than a portfolio that is classified as diversified.

  FOREIGN EXPOSURE RISK. The Portfolio may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio's performance than it would in a more geographically diversified portfolio. The Portfolio's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Portfolio. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Portfolio. If the counterparty to a derivative transaction defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio's losses are theoretically unlimited.


  An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.




12  Janus Aspen Series

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Institutional Shares of the Portfolio for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.

  The Portfolio's past performance does not necessarily indicate how it will perform in the future.

  FORTY PORTFOLIO - INSTITUTIONAL SHARES


       Annual returns for periods ended 12/31
            67.00%  (18.18)% (21.67)% (15.67)%  20.54%   18.23%   12.85%    9.35%   36.99%  (44.15)%
             1999     2000     2001     2002     2003     2004     2005     2006     2007     2008

       Best Quarter:  4th-1999 41.77%     Worst Quarter:  3rd-2008 (25.35)%






                                                    Average annual total return for periods ended 12/31/08
                                                    ------------------------------------------------------
                                                                                           Since Inception
                                                      1 year      5 years     10 years         (5/1/97)
  Forty Portfolio - Institutional Shares             (44.15)%       2.22%        1.96%          7.91%
  Russell 1000(R) Growth Index(1)                    (38.44)%     (3.42)%      (4.27)%          0.76%
    (reflects no deduction for fees or expenses)
  S&P 500(R) Index(2)                                (37.00)%     (2.19)%      (1.38)%          2.77%
    (reflects no deduction for fees or expenses)
                                                   -------------------------------------------------------



  (1) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.
  (2) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.




                                                         Risk/return summary  13

GROWTH AND INCOME PORTFOLIO

  Growth and Income Portfolio (the "Portfolio") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although the Portfolio may also emphasize some degree of income, it is not designed for investors who desire a certain level of income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  GROWTH AND INCOME PORTFOLIO seeks long-term capital growth and current income.

  The Portfolio's Board of Trustees may change this objective or the Portfolio's principal investment strategies without a shareholder vote. The Portfolio will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Portfolio's objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Portfolio pursues its investment objective by normally emphasizing investments in common stocks. The Portfolio will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential and at least 25% of its assets in securities the portfolio manager believes have income potential.

  Eligible equity securities in which the Portfolio may invest include:

  - domestic and foreign common stocks
  - preferred stocks
  - securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures
  - other securities with equity characteristics

  Equity securities may make up part or all of the income component if they currently pay dividends or the portfolio manager believes they have potential for increasing or commencing dividend payments. The Portfolio is not designed for investors who need consistent income, and the Portfolio's investment strategies could result in significant fluctuations of income.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies. If the portfolio manager is unable to find such investments, the Portfolio's uninvested assets may be held in cash or similar investments, subject to the Portfolio's specific investment policies.

  Within the parameters of its specific investment policies, the Portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets.


  Within the parameters of its specific investment policies, the Portfolio may invest its assets in derivatives (by taking long and/or short positions). The Portfolio may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.


MAIN INVESTMENT RISKS


  The biggest risk is that the Portfolio's returns may vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Portfolio's holdings may decrease if the value of an individual company or multiple companies in the Portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Portfolio's holdings could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of



14  Janus Aspen Series
  securities than the types of securities in which the Portfolio invests. If the value of the Portfolio's holdings decreases, the Portfolio's net asset value ("NAV") will also decrease, which means if you sell your shares in the Portfolio you may lose money.



  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Portfolio such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Portfolio expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Portfolio's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.


  GROWTH SECURITIES RISK. The Portfolio often invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Portfolio's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  FIXED-INCOME SECURITIES RISK. The income component of the Portfolio's holdings may include fixed-income securities. Typically, the values of fixed-income securities change inversely with interest rates. Therefore, a fundamental risk of fixed-income securities is that their value will generally decline as prevailing interest rates rise which may cause the Portfolio's NAV to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments and may result in the Portfolio having to reinvest its proceeds in lower yielding securities. Collateral related to such investments also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.



  FOREIGN EXPOSURE RISK. The Portfolio may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio's performance than it would in a more geographically diversified portfolio. The Portfolio's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.



  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Portfolio. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Portfolio. If the counterparty to a derivative transaction defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio's losses are theoretically unlimited.


  An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.




                                                         Risk/return summary  15

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Institutional Shares of the Portfolio for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.

  The Portfolio's past performance does not necessarily indicate how it will perform in the future.

  GROWTH AND INCOME PORTFOLIO - INSTITUTIONAL SHARES


       Annual returns for periods ended 12/31
            74.04%  (14.10)% (13.37)% (21.54)%  23.34%   11.97%   12.62%    8.06%    8.76%  (41.17)%
             1999     2000     2001     2002     2003     2004     2005     2006     2007     2008

       Best Quarter:  4th-1999 38.39%     Worst Quarter:  4th-2008 (20.46)%






                                                     Average annual total return for periods ended 12/31/08
                                                     ------------------------------------------------------
                                                                                            Since Inception
                                                       1 year      5 years     10 years         (5/1/98)
  Growth and Income Portfolio - Institutional Shares  (41.17)%     (2.76)%        0.89%           2.56%
  S&P 500(R) Index(1)                                 (37.00)%     (2.19)%      (1.38)%         (0.34)%
    (reflects no deduction for fees or expenses)
  Russell 1000(R) Growth Index(2)                     (38.44)%     (3.42)%      (4.27)%         (2.47)%
    (reflects no deduction for fees or expenses)
                                                    -------------------------------------------------------



  (1) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
  (2) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.




16  Janus Aspen Series

JANUS PORTFOLIO

  Janus Portfolio (the "Portfolio") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

  The Portfolio's Board of Trustees may change this objective or the Portfolio's principal investment strategies without a shareholder vote. The Portfolio will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Portfolio's objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


  The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential. Although the Portfolio may invest in companies of any size, it generally invests in larger, more established companies. As of December 31, 2008, the Portfolio's weighted average market capitalization was $52.1 billion.


  The portfolio managers apply a "bottom up" approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies. If the portfolio managers are unable to find such investments, the Portfolio's uninvested assets may be held in cash or similar investments, subject to the Portfolio's specific investment policies.

  Within the parameters of its specific investment policies, the Portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets.


  Within the parameters of its specific investment policies, the Portfolio may invest its assets in derivatives (by taking long and/or short positions). The Portfolio may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.


MAIN INVESTMENT RISKS


  The biggest risk is that the Portfolio's returns may vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.



  MARKET RISK. The value of the Portfolio's holdings may decrease if the value of an individual company or multiple companies in the Portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Portfolio's holdings could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Portfolio invests. If the value of the Portfolio's holdings decreases, the Portfolio's net asset value ("NAV") will also decrease, which means if you sell your shares in the Portfolio you may lose money.



  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Portfolio such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Portfolio expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Portfolio's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.





                                                         Risk/return summary  17

  GROWTH SECURITIES RISK. The Portfolio often invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio managers' perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Portfolio's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.

  FOREIGN EXPOSURE RISK. The Portfolio may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio's performance than it would in a more geographically diversified portfolio. The Portfolio's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Portfolio. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Portfolio. If the counterparty to a derivative transaction defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio's losses are theoretically unlimited.


  An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.




18  Janus Aspen Series

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Institutional Shares of the Portfolio for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.

  The Portfolio's past performance does not necessarily indicate how it will perform in the future.

  JANUS PORTFOLIO* - INSTITUTIONAL SHARES


       Annual returns for periods ended 12/31
            43.98%  (14.55)% (24.73)% (26.51)%  31.73%    4.57%    4.23%   11.38%   15.09%  (39.72)%
             1999     2000     2001     2002     2003     2004     2005     2006     2007     2008

       Best Quarter:  4th-1999 23.55%     Worst Quarter:  3rd-2001 (24.79)%






                                                    Average annual total return for periods ended 12/31/08
                                                    ------------------------------------------------------
                                                                                           Since Inception
                                                      1 year      5 years     10 years        (9/13/93)
  Janus Portfolio - Institutional Shares             (39.72)%     (3.38)%      (2.77)%          4.84%
  Russell 1000(R) Growth Index(1)                    (38.44)%     (3.42)%      (4.27)%          5.01%
    (reflects no deduction for fees or expenses)
  S&P 500(R) Index(2)                                (37.00)%     (2.19)%      (1.38)%          6.45%
    (reflects no deduction for fees or expenses)
                                                   -------------------------------------------------------





   * Formerly named Large Cap Growth Portfolio. On May 1, 2009, the Portfolio changed its name and certain investment policies. Prior to that time, the Portfolio invested at least 80% of its assets in large-sized companies.

  (1) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.
  (2) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.




                                                         Risk/return summary  19

RESEARCH CORE PORTFOLIO

  Research Core Portfolio (the "Portfolio") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  RESEARCH CORE PORTFOLIO seeks long-term growth of capital.

  The Portfolio's Board of Trustees may change this objective or the Portfolio's principal investment strategies without a shareholder vote. The Portfolio will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Portfolio's objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Portfolio pursues its investment objective by investing primarily in equity securities selected for their growth potential. Eligible equity securities in which the Portfolio may invest include:

  - domestic and foreign common stocks
  - preferred stocks
  - securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures
  - other securities with equity characteristics (including the use of derivatives)

  The Portfolio may invest in companies of any size.

  Janus Capital's equity research analysts (the "Research Team") select investments for the Portfolio. The Research Team, comprised of sector specialists, conducts fundamental analysis with a focus on "bottom up" research, quantitative modeling, and valuation analysis. Using this research process, analysts rate their stocks based upon attractiveness. Analysts bring their high-conviction ideas to their respective sector teams. Sector teams compare the appreciation and risk potential of each of the team's high-conviction ideas and construct a sector portfolio that is intended to maximize the best risk-reward opportunities. Although the Research Team may find high-conviction investment ideas anywhere in the world, the Research Team may emphasize investments in securities of U.S.-based issuers.

  Positions may be sold when, among other things, there is no longer high conviction in the return potential of the investment or if the risk characteristics have caused a re-evaluation of the opportunity. This may occur if the stock has appreciated and reflects the anticipated value, if another company represents a better risk-reward opportunity, or if the investment's fundamental characteristics deteriorate. Securities may also be sold from the portfolio to rebalance sector weightings.

  Janus Capital's Director of Research oversees the investment process and is responsible for the day-to-day management of the Portfolio. It is expected that the Portfolio will be broadly diversified among a variety of industry sectors. The Portfolio intends to be fully invested under normal circumstances. However, under unusual circumstances, if the Research Team does not have high conviction in enough investment opportunities, the Portfolio's uninvested assets may be held in cash or similar instruments.

  Within the parameters of its specific investment policies, the Portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets.


  Within the parameters of its specific investment policies, the Portfolio may invest its assets in derivatives (by taking long and/or short positions). The Portfolio may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.





20  Janus Aspen Series

MAIN INVESTMENT RISKS


  The biggest risk is that the Portfolio's returns may vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.



  MARKET RISK. The value of the Portfolio's holdings may decrease if the value of an individual company or multiple companies in the Portfolio decreases or if the investment personnel's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Portfolio's holdings could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Portfolio invests. If the value of the Portfolio's holdings decreases, the Portfolio's net asset value ("NAV") will also decrease, which means if you sell your shares in the Portfolio you may lose money.



  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Portfolio such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Portfolio expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Portfolio's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.


  GROWTH SECURITIES RISK. The Portfolio often invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the investment personnel's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Portfolio's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities. The Portfolio compares and broadly matches its sector weights to those of a growth-based index. If growth stocks are out of favor, sectors that are larger in a growth index may underperform, leading to Portfolio underperformance relative to indices less biased toward growth stocks.

  FOREIGN EXPOSURE RISK. The Portfolio may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio's performance than it would in a more geographically diversified portfolio. The Portfolio's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Portfolio. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Portfolio. If the counterparty to a derivative transaction defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio's losses are theoretically unlimited.


  An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.




                                                         Risk/return summary  21

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Institutional Shares of the Portfolio for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Portfolio's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Portfolio's past performance does not necessarily indicate how it will perform in the future.

  RESEARCH CORE PORTFOLIO* - INSTITUTIONAL SHARES


       Annual returns for periods ended 12/31
            41.58%   (8.07)% (11.75)% (18.27)%  23.10%   13.44%   15.68%    9.95%   11.07%  (42.17)%
             1999     2000     2001     2002     2003     2004     2005     2006     2007     2008

       Best Quarter:  4th-1999 24.31%     Worst Quarter:  4th-2008 (23.95)%






                                                    Average annual total return for periods ended 12/31/08
                                                    ------------------------------------------------------
                                                                                           Since Inception
                                                      1 year      5 years     10 years         (5/1/97)
  Research Core Portfolio - Institutional Shares     (42.17)%     (1.51)%        0.69%          6.61%
  S&P 500(R) Index(1)                                (37.00)%     (2.19)%      (1.38)%          2.77%
    (reflects no deduction for fees or expenses)
  Russell 1000(R) Growth Index(2)                    (38.44)%     (3.42)%      (4.27)%          0.76%
    (reflects no deduction for fees or expenses)
                                                   -------------------------------------------------------





   * Formerly named Fundamental Equity Portfolio. On May 1, 2009, the Portfolio changed its name and certain investment policies. Prior to that time, the Portfolio invested at least 80% of its assets in equity securities.

  (1) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
  (2) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.




22  Janus Aspen Series

OVERSEAS PORTFOLIO

  Overseas Portfolio (the "Portfolio") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  OVERSEAS PORTFOLIO seeks long-term growth of capital.


  The Portfolio's Board of Trustees may change this objective or the Portfolio's principal investment strategies without a shareholder vote. As described below, the Portfolio has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name. The Portfolio will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Portfolio's objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside of the United States. The Portfolio normally invests in securities of issuers from several different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The Portfolio may have significant exposure to emerging markets. Within the parameters of its specific investment policies, the Portfolio may invest in foreign equity and debt securities.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies. If the portfolio manager is unable to find such investments, the Portfolio's uninvested assets may be held in cash or similar investments, subject to the Portfolio's specific investment policies.


  Within the parameters of its specific investment policies, the Portfolio may invest its assets in derivatives (by taking long and/or short positions). The Portfolio may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.


MAIN INVESTMENT RISKS


  The biggest risk is that the Portfolio's returns may vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.



  FOREIGN EXPOSURE RISK. The Portfolio normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio's performance than it would in a more geographically diversified portfolio. The Portfolio's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of December 31, 2008, approximately 25.5% of the Portfolio's investments were in emerging markets.



  MARKET RISK. The value of the Portfolio's holdings may decrease if the value of an individual company or multiple companies in the Portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Portfolio's holdings could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Portfolio invests. If the value of the Portfolio's holdings decreases, the Portfolio's net asset value ("NAV") will also decrease, which means if you sell your shares in the Portfolio you may lose money.





                                                         Risk/return summary  23

  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Portfolio such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Portfolio expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Portfolio's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.


  GROWTH SECURITIES RISK. The Portfolio often invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Portfolio's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.




  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Portfolio. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Portfolio. If the counterparty to a derivative transaction defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio's losses are theoretically unlimited.


  An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.




24  Janus Aspen Series

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Institutional Shares of the Portfolio for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.

  The Portfolio's past performance does not necessarily indicate how it will perform in the future.

  OVERSEAS PORTFOLIO* - INSTITUTIONAL SHARES


       Annual returns for periods ended 12/31
            82.27%  (15.94)% (23.23)% (25.58)%  34.91%   18.99%   32.28%   47.02%   28.32%  (52.11)%
             1999     2000     2001     2002     2003     2004     2005     2006     2007     2008

       Best Quarter:  4th-1999 58.48%     Worst Quarter:  4th-2008 (26.56)%






                                                                         Average annual total return for periods ended 12/31/08
                                                                         ------------------------------------------------------
                                                                                                                Since Inception
                                                                           1 year      5 years     10 years         (5/2/94)
  Overseas Portfolio - Institutional Shares                               (52.11)%      7.29%        5.32%           9.45%
  Morgan Stanley Capital International All Country World                  (45.53)%      2.56%        1.90%            N/A
    ex-U.S. Index(SM)(1) (reflects no deduction for fees or expenses)
  Morgan Stanley Capital International EAFE(R) Index(2)                   (43.38)%      1.66%        0.80%           3.07%
    (reflects no deduction for fees or expenses)
                                                                        -------------------------------------------------------




   *  Formerly named International Growth Portfolio.
  (1) Effective December 22, 2008, the Portfolio changed its primary benchmark index from the Morgan Stanley Capital International ("MSCI") EAFE(R) (Europe, Australasia, Far East) Index to the MSCI All Country World ex-U.S. Index(SM). Janus Capital believes that the new primary benchmark index provides a more appropriate representation of the Portfolio's investments. The MSCI All Country World ex-U.S. Index(SM) is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.

  (2) The Morgan Stanley Capital International ("MSCI") EAFE(R) (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE(R) Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.





                                                         Risk/return summary  25

WORLDWIDE PORTFOLIO

  Worldwide Portfolio (the "Portfolio") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  WORLDWIDE PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

  The Portfolio's Board of Trustees may change this objective or the Portfolio's principal investment strategies without a shareholder vote. The Portfolio will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Portfolio's objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Portfolio pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world. The Portfolio normally invests in issuers from several different countries, including the United States. The Portfolio may, under unusual circumstances, invest in a single country. The Portfolio may have significant exposure to emerging markets. Within the parameters of its specific investment policies, the Portfolio may invest in foreign equity and debt securities.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies. If the portfolio manager is unable to find such investments, the Portfolio's uninvested assets may be held in cash or similar investments, subject to the Portfolio's specific investment policies.


  Within the parameters of its specific investment policies, the Portfolio may invest its assets in derivatives (by taking long and/or short positions). The Portfolio may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.


MAIN INVESTMENT RISKS


  The biggest risk is that the Portfolio's returns may vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  FOREIGN EXPOSURE RISK. The Portfolio normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio's performance than it would in a more geographically diversified portfolio. The Portfolio's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.


  MARKET RISK. The value of the Portfolio's holdings may decrease if the value of an individual company or multiple companies in the Portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Portfolio's holdings could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Portfolio invests. If the value of the Portfolio's holdings decreases, the Portfolio's net asset value ("NAV") will also decrease, which means if you sell your shares in the Portfolio you may lose money.



  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the




26  Janus Aspen Series
  resulting market upheavals may have an adverse effect on the Portfolio such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Portfolio expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Portfolio's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.


  GROWTH SECURITIES RISK. The Portfolio often invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Portfolio's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.




  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Portfolio. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Portfolio. If the counterparty to a derivative transaction defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio's losses are theoretically unlimited.


  An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.




                                                         Risk/return summary  27

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Institutional Shares of the Portfolio for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Portfolio's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Portfolio's past performance does not necessarily indicate how it will perform in the future.

  WORLDWIDE PORTFOLIO* - INSTITUTIONAL SHARES


       Annual returns for periods ended 12/31
            64.45%  (15.67)% (22.44)% (25.50)%  23.99%    4.78%    5.87%   18.20%    9.63%  (44.66)%
             1999     2000     2001     2002     2003     2004     2005     2006     2007     2008

       Best Quarter:  4th-1999 42.24%     Worst Quarter:  4th-2008 (23.13)%






                                                               Average annual total return for periods ended 12/31/08
                                                               ------------------------------------------------------
                                                                                                      Since Inception
                                                                 1 year      5 years     10 years        (9/13/93)
  Worldwide Portfolio - Institutional Shares                    (44.66)%     (4.47)%      (2.33)%          6.10%
  Morgan Stanley Capital International World Index(SM)(1)       (40.71)%     (0.51)%      (0.64)%          4.48%
    (reflects no deduction for fees or expenses)
                                                              -------------------------------------------------------




   *  Formerly named Worldwide Growth Portfolio.

  (1) The Morgan Stanley Capital International ("MSCI") World Index(SM) is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.





28  Janus Aspen Series

GLOBAL LIFE SCIENCES PORTFOLIO

  Global Life Sciences Portfolio (the "Portfolio") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  GLOBAL LIFE SCIENCES PORTFOLIO seeks long-term growth of capital.


  The Portfolio's Board of Trustees may change this objective or the Portfolio's principal investment strategies without a shareholder vote. As described below, the Portfolio has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name. The Portfolio will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Portfolio's objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will achieve its investment objective.


  Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

PRINCIPAL INVESTMENT STRATEGIES

  The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes have a life science orientation. Generally speaking, the "life sciences" relate to maintaining or improving quality of life. So, for example, companies with a "life science orientation" include companies engaged in research, development, production, or distribution of products or services related to health and personal care, medicine, or pharmaceuticals. The Portfolio implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The Portfolio normally invests in issuers from several different countries, which may include the United States. The Portfolio may, under unusual circumstances, invest in a single country. The Portfolio may have significant exposure to emerging markets. Within the parameters of its specific investment policies, the Portfolio may invest in foreign equity and debt securities. As a fundamental policy, the Portfolio normally invests at least 25% of its total assets in the "life sciences" sector, which may include companies in the following industries: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies. If the portfolio manager is unable to find such investments, the Portfolio's uninvested assets may be held in cash or similar investments, subject to the Portfolio's specific investment policies.


  Within the parameters of its specific investment policies, the Portfolio may invest its assets in derivatives (by taking long and/or short positions). The Portfolio may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.


MAIN INVESTMENT RISKS


  The biggest risk is that the Portfolio's returns may vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.



  FOREIGN EXPOSURE RISK. The Portfolio normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio's performance than it would in a more geographically diversified portfolio. The Portfolio's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of December 31, 2008, approximately 2.2% of the Portfolio's investments were in emerging markets.


  MARKET RISK. The value of the Portfolio's holdings may decrease if the value of an individual company or multiple companies in the Portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect.



                                                         Risk/return summary  29

  Regardless of how well individual companies perform, the value of the Portfolio's holdings could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Portfolio invests. If the value of the Portfolio's holdings decreases, the Portfolio's net asset value ("NAV") will also decrease, which means if you sell your shares in the Portfolio you may lose money.



  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Portfolio such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Portfolio expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Portfolio's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.


  GROWTH SECURITIES RISK. The Portfolio often invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Portfolio's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.



  CONCENTRATION RISK. The Portfolio focuses its investments in related industry groups. Because of this, companies in its portfolio may share common characteristics and react similarly to market developments. For example, many companies with a life science orientation are highly regulated and may be dependent upon certain types of technology. As a result, changes in government funding or subsidies, new or anticipated legislative changes, or technological advances could affect the value of such companies and, therefore, the Portfolio's NAV. The Portfolio's returns may be more volatile than those of a less concentrated portfolio.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Portfolio. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Portfolio. If the counterparty to a derivative transaction defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio's losses are theoretically unlimited.


  An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.




30  Janus Aspen Series

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Institutional Shares of the Portfolio for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Portfolio's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Portfolio's past performance does not necessarily indicate how it will perform in the future.

  GLOBAL LIFE SCIENCES PORTFOLIO - INSTITUTIONAL SHARES



       Annual returns for periods ended 12/31
                             (16.43)% (29.34)%  26.23%   14.57%   12.59%    6.60%   22.04%  (28.89)%
                               2001     2002     2003     2004     2005     2006     2007     2008

       Best Quarter:  1st-2006 13.65%     Worst Quarter:  1st-2001 (25.35)%






                                                       Average annual total return for periods ended 12/31/08
                                                       ------------------------------------------------------
                                                                                              Since Inception
                                                                      1 year      5 years        (1/18/00)
  Global Life Sciences Portfolio - Institutional Shares              (28.89)%       3.60%         (2.06)%
  S&P 500(R) Index(1)                                                (37.00)%     (2.19)%         (3.52)%
    (reflects no deduction for fees or expenses)
  Morgan Stanley Capital International World Health Care Index(2)    (21.50)%       0.82%           1.24%(3)
    (reflects no deduction for fees or expenses)
                                                                   ------------------------------------------



  (1) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
  (2) The Morgan Stanley Capital International ("MSCI") World Health Care Index is a capitalization weighted index that monitors the performance of health care stocks from developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.
  (3) The average annual total return was calculated based on historical information from January 31, 2000 to December 31, 2008 for the MSCI World Health Care Index.




                                                         Risk/return summary  31

GLOBAL TECHNOLOGY PORTFOLIO

  Global Technology Portfolio (the "Portfolio") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  GLOBAL TECHNOLOGY PORTFOLIO seeks long-term growth of capital.


  The Portfolio's Board of Trustees may change this objective or the Portfolio's principal investment strategies without a shareholder vote. As described below, the Portfolio has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name. The Portfolio will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Portfolio's objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories:

  - companies that the portfolio manager believes have or will develop products, processes, or services that will provide significant technological advancements or improvements; and
  - companies that the portfolio manager believes rely extensively on technology in connection with their operations or services.

  The Portfolio implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The Portfolio normally invests in issuers from several different countries, which may include the United States. The Portfolio may, under unusual circumstances, invest in a single country. The Portfolio may have significant exposure to emerging markets. Within the parameters of its specific investment policies, the Portfolio may invest in foreign equity and debt securities.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies. If the portfolio manager is unable to find such investments, the Portfolio's uninvested assets may be held in cash or similar investments, subject to the Portfolio's specific investment policies.


  Within the parameters of its specific investment policies, the Portfolio may invest its assets in derivatives (by taking long and/or short positions). The Portfolio may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.


MAIN INVESTMENT RISKS


  The biggest risk is that the Portfolio's returns may vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.



  FOREIGN EXPOSURE RISK. The Portfolio normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio's performance than it would in a more geographically diversified portfolio. The Portfolio's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of December 31, 2008, approximately 2.5% of the Portfolio's investments were in emerging markets.





32  Janus Aspen Series

  MARKET RISK. The value of the Portfolio's holdings may decrease if the value of an individual company or multiple companies in the Portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Portfolio's holdings could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Portfolio invests. If the value of the Portfolio's holdings decreases, the Portfolio's net asset value ("NAV") will also decrease, which means if you sell your shares in the Portfolio you may lose money.



  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Portfolio such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Portfolio expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Portfolio's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.


  GROWTH SECURITIES RISK. The Portfolio often invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Portfolio's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.



  INDUSTRY RISK. Although the Portfolio does not concentrate its investments in specific industries, it may invest in companies related in such a way that they react similarly to certain market pressures. For example, competition among technology companies may result in increasingly aggressive pricing of their products and services, which may affect the profitability of companies in the Portfolio. In addition, because of the rapid pace of technological development, products or services developed by companies in the Portfolio may become rapidly obsolete or have relatively short product cycles. As a result, the Portfolio's returns may be considerably more volatile than the returns of a fund that does not invest in similarly related companies.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Portfolio. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Portfolio. If the counterparty to a derivative transaction defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio's losses are theoretically unlimited.


  An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.




                                                         Risk/return summary  33

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Institutional Shares of the Portfolio for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Portfolio's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Portfolio's past performance does not necessarily indicate how it will perform in the future.

  GLOBAL TECHNOLOGY PORTFOLIO - INSTITUTIONAL SHARES


       Annual returns for periods ended 12/31
                             (37.07)% (40.77)%  46.75%    0.88%   11.70%    8.12%   22.07%  (43.70)%
                               2001     2002     2003     2004     2005     2006     2007     2008

       Best Quarter:  4th-2001 31.10%     Worst Quarter:  3rd-2001 (35.42)%






                                                                 Average annual total return for periods ended 12/31/08
                                                                 ------------------------------------------------------
                                                                                                        Since Inception
                                                                                1 year      5 years        (1/18/00)
  Global Technology Portfolio - Institutional Shares                           (43.70)%     (3.49)%         (12.51)%
  S&P 500(R) Index(1)                                                          (37.00)%     (2.19)%          (3.52)%
    (reflects no deduction for fees or expenses)
  Morgan Stanley Capital International World Information Technology Index(2)   (43.87)%     (5.38)%         (12.47)%(3)
    (reflects no deduction for fees or expenses)
                                                                             ------------------------------------------



  (1) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
  (2) The Morgan Stanley Capital International ("MSCI") World Information Technology Index is a capitalization weighted index that monitors the performance of information technology stocks from developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.
  (3) The average annual total return was calculated based on historical information from January 31, 2000 to December 31, 2008 for the MSCI World Information Technology Index.




34  Janus Aspen Series

JANUS ASPEN PERKINS MID CAP VALUE PORTFOLIO

  Mid Cap Value Portfolio (the "Portfolio") is designed for long-term investors who primarily seek capital appreciation and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  MID CAP VALUE PORTFOLIO seeks capital appreciation.


  The Portfolio's Board of Trustees may change this objective or the Portfolio's principal investment strategies without a shareholder vote. As described below, the Portfolio has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name. The Portfolio will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Portfolio's objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES


  The Portfolio pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The Portfolio primarily invests in the common stocks of mid-sized companies whose stock prices the portfolio managers believe to be undervalued. The Portfolio invests, under normal circumstances, at least 80% of its assets in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap(R) Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of December 31, 2008, they ranged from approximately $24 million to $13.8 billion.


  The Portfolio focuses on companies that have fallen out of favor with the market or that appear to be temporarily misunderstood by the investment community. To a lesser degree, the Portfolio also invests in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. The Portfolio's portfolio managers generally look for companies with:

  - a low price relative to their assets, earnings, cash flow, or business franchise
  - products and services that give them a competitive advantage
  - quality balance sheets and strong management

  Within the parameters of its specific investment policies, the Portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets.


  Within the parameters of its specific investment policies, the Portfolio may invest its assets in derivatives (by taking long and/or short positions). The Portfolio may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.


MAIN INVESTMENT RISKS


  The biggest risk is that the Portfolio's returns may vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  VALUE INVESTING RISK. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "value" stocks may perform differently from the market as a whole and other types of stocks, and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock may never appreciate to the extent expected.

  MARKET RISK. The value of the Portfolio's holdings may decrease if the value of an individual company or multiple companies in the Portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Portfolio's holdings could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock



                                                         Risk/return summary  35
  markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Portfolio invests. If the value of the Portfolio's holdings decreases, the Portfolio's net asset value ("NAV") will also decrease, which means if you sell your shares in the Portfolio you may lose money.



  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Portfolio such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Portfolio expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Portfolio's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.



  MID-SIZED COMPANIES RISK. Due to the Portfolio's investments in securities issued by mid-sized companies, the Portfolio's NAV may fluctuate more than that of a fund investing primarily in large companies. Mid-sized companies' securities may pose greater market, liquidity, and information risks because of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack in management depth. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies. These holdings tend to be less liquid than stocks of larger companies and could have a significant adverse effect on the Portfolio's returns, especially as market conditions change.


  FOREIGN EXPOSURE RISK. The Portfolio may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio's performance than it would in a more geographically diversified portfolio. The Portfolio's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Portfolio. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Portfolio. If the counterparty to a derivative transaction defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio's losses are theoretically unlimited.


  An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.




36  Janus Aspen Series

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Institutional Shares of the Portfolio for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Portfolio's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Portfolio's past performance does not necessarily indicate how it will perform in the future.

  MID CAP VALUE PORTFOLIO - INSTITUTIONAL SHARES


       Annual returns for periods ended 12/31
                                                         18.19%   10.43%   15.42%    7.55%  (27.77)%
                                                          2004     2005     2006     2007     2008

       Best Quarter:  4th-2004 10.44%     Worst Quarter:  4th-2008 (19.94)%






                                                                 Average annual total return for periods ended 12/31/08
                                                                 ------------------------------------------------------
                                                                                                        Since Inception
                                                                                1 year      5 years         (5/1/03)
  Mid Cap Value Portfolio - Institutional Shares                               (27.77)%      3.19%           8.46%
  Russell Midcap(R) Value Index(1)                                             (38.44)%      0.33%           5.81%
    (reflects no deduction for fees or expenses)
                                                                             ------------------------------------------



  (1) The Russell Midcap(R) Value Index measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index.




                                                         Risk/return summary  37

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Shares of the Portfolios. The fees and expenses shown were determined based on average net assets as of the fiscal year ended December 31, 2008, and do not reflect any change in expense ratios resulting from a change in assets under management since December 31, 2008. Total net assets as of December 31, 2008, are shown in a footnote to the table. More current total net asset information is available on janus.com/info. It is important for you to know that a decline in a Portfolio's average net assets during the current fiscal year, as a result of market volatility or other factors, could cause the Portfolio's expense ratio to be higher than the fees and expenses shown, which means you could pay more if you buy or hold Shares of the Portfolios. Significant declines in a Portfolio's net assets will increase your Portfolio's total expense ratio, likely significantly. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."


  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Portfolios are no-load investments, so you will generally not pay any shareholder fees when you buy or sell Shares of the Portfolios. However, each variable insurance contract involves fees and expenses not described in this Prospectus. Refer to the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

  ANNUAL FUND OPERATING EXPENSES are paid out of a Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.




38  Janus Aspen Series

This table and the examples are designed to assist participants in qualified plans that invest in the Shares of the Portfolios in understanding the fees and expenses that you may pay as an investor in the Shares. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLES DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES DESCRIBED BELOW.


------------------------------------------------------------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM PORTFOLIO ASSETS)*+

                                                          Short Sale      Acquired       Total Annual                  Net Annual
                                Management      Other      Dividend     Fund(2) Fees    Fund Operating    Expense    Fund Operating
                                  Fees(1)     Expenses     Expenses     and Expenses      Expenses(3)     Waivers      Expenses(3)
  BOND
    Flexible Bond Portfolio        0.54%        0.06%          N/A          0.00%            0.60%         0.00%          0.60%
  GROWTH & CORE
    Balanced Portfolio             0.55%        0.02%          N/A          0.00%            0.57%           N/A          0.57%
    Enterprise Portfolio(4)        0.64%        0.03%          N/A          0.00%            0.67%           N/A          0.67%
    Forty Portfolio                0.64%        0.03%          N/A          0.01%            0.68%           N/A          0.68%
    Growth and Income
       Portfolio                   0.62%        0.29%          N/A          0.01%            0.92%           N/A          0.92%
    Janus Portfolio(5)             0.64%        0.02%          N/A          0.01%            0.67%           N/A          0.67%
    Research Core Portfolio(6)     0.60%        1.38%          N/A          0.00%            1.98%         0.78%          1.20%
  INTERNATIONAL & GLOBAL
    Overseas Portfolio(7)          0.64%        0.05%          N/A          0.00%            0.69%           N/A          0.69%
    Worldwide Portfolio(8)(9)      0.50%        0.03%          N/A          0.00%            0.53%           N/A          0.53%
  SPECIALTY EQUITY
    Global Life Sciences
       Portfolio                   0.64%        0.82%          N/A          0.00%            1.46%         0.22%          1.24%
    Global Technology
       Portfolio                   0.64%        0.21%        0.00%(10)      0.00%            0.85%         0.00%          0.85%
  VALUE
    Mid Cap Value Portfolio(8)     0.80%        0.50%          N/A          0.00%            1.30%         0.06%          1.24%




--------------------------------------------------------------------------------
    * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

    + As of December 31, 2008, total net assets (rounded to millions) were as follows: Flexible Bond Portfolio $342.7; Balanced Portfolio $1,406.1; Enterprise Portfolio $465.2; Forty Portfolio $827.2; Growth and Income Portfolio $38.4; Janus Portfolio $1,505.3; Research Core Portfolio $6.8; Overseas Portfolio $1,361.3; Worldwide Portfolio $619.0; Global Life Sciences Portfolio $16.3; Global Technology Portfolio $75.5; and Mid Cap Value Portfolio $70.7. The Financial Highlights section of this Prospectus provides more detailed information with respect to each Portfolio.

   (1) The "Management Fee" is the investment advisory fee rate paid by each Portfolio to Janus Capital as of the end of the fiscal year. For Mid Cap Value Portfolio and Worldwide Portfolio, this fee may go up or down monthly based on the Portfolio's performance relative to its benchmark index over the performance measurement period.

   (2) "Acquired Fund" means any underlying portfolio (including, but not limited to, exchange-traded funds) in which a Portfolio invests or has invested during the period. The Portfolios' "ratio of gross expenses to average net assets" appearing in the Financial Highlights tables does not include Acquired Fund Fees and Expenses and may not correlate to the Total Annual Fund Operating Expenses shown in the table above. Amounts less than 0.01%, if applicable, are included in Other Expenses to the extent the amount reflected may show 0.00%.

   (3) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive certain Portfolios' total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least May 1, 2010. The expense waivers shown reflect the application of such limits. The expense limits are described in the "Management Expenses" section of this Prospectus.
   (4) Formerly named Mid Cap Growth Portfolio.
   (5) Formerly named Large Cap Growth Portfolio.
   (6) Formerly named Fundamental Equity Portfolio.
   (7) Formerly named International Growth Portfolio.
   (8) Mid Cap Value Portfolio and Worldwide Portfolio pay an investment advisory fee rate that adjusts up or down based upon the Portfolio's performance relative to its benchmark index during a measurement period. This fee rate, prior to any performance adjustment, is 0.64%
       for Mid Cap Value Portfolio and 0.60% for Worldwide Portfolio, and may
       go up or down by a variable of up to 0.15% (assuming constant assets)
       on a monthly basis. Any such adjustment to this fee rate commenced February 2007, and may increase or decrease the Management Fee. Refer to "Management Expenses" in this Prospectus for additional information with further description in the Statement of Additional Information.
       Mid Cap Value Portfolio has entered into an agreement with Janus
       Capital to limit certain expenses (refer to the footnote to the Total Annual Fund Operating Expenses). Because a fee waiver will have a positive effect upon the Portfolio's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.
   (9) Formerly named Worldwide Growth Portfolio.
  (10) Dividends or interest on short sales, which are paid to the lender of borrowed securities, and stock loan fees, which are paid to the prime broker, are considered Other Expenses. Such expenses will vary depending on the short sale arrangement, whether the securities the Portfolio sells short pay dividends or interest, and the amount of such dividends or interest. While Other Expenses include interest and dividends paid out on short positions and may include stock loan fees, they do not take into account the interest credit the Portfolio earns on cash proceeds of short sales which serve as collateral for short positions. Amounts less than 0.01% are included in Other Expenses.
--------------------------------------------------------------------------------




                                                         Risk/return summary  39

--------------------------------------------------------------------------------
  EXAMPLES:
  THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The examples also assume that your investment has a 5% return each year and that the Portfolios' operating expenses without waivers remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period.
  Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:

                                                           1 Year     3 Years     5 Years     10 Years
                                                           -------------------------------------------
  BOND
    Flexible Bond Portfolio                                 $ 61        $192       $  335      $  750
  GROWTH & CORE
    Balanced Portfolio                                      $ 58        $183       $  318      $  714
    Enterprise Portfolio(1)                                 $ 68        $214       $  373      $  835
    Forty Portfolio                                         $ 69        $218       $  379      $  847
    Growth and Income Portfolio                             $ 94        $293       $  509      $1,131
    Janus Portfolio(2)                                      $ 68        $214       $  373      $  835
    Research Core Portfolio(3)                              $201        $621       $1,068      $2,306
  INTERNATIONAL & GLOBAL
    Overseas Portfolio(4)                                   $ 70        $221       $  384      $  859
    Worldwide Portfolio(5)(6)                               $ 54        $170       $  296      $  665
  SPECIALTY EQUITY
    Global Life Sciences Portfolio                          $149        $462       $  797      $1,746
    Global Technology Portfolio                             $ 87        $271       $  471      $1,049
  VALUE
    Mid Cap Value Portfolio(6)                              $132        $412       $  713      $1,568



--------------------------------------------------------------------------------
  (1) Formerly named Mid Cap Growth Portfolio.
  (2) Formerly named Large Cap Growth Portfolio.
  (3) Formerly named Fundamental Equity Portfolio.
  (4) Formerly named International Growth Portfolio.
  (5) Formerly named Worldwide Growth Portfolio.
  (6) The numbers shown do not include the impact of any future potential adjustments to the investment advisory fee as a result of the performance-based investment advisory fee.
--------------------------------------------------------------------------------




40  Janus Aspen Series

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Portfolios' principal investment strategies, as well as certain risks of investing in the Portfolios.

  Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

  The following questions and answers are designed to help you better understand the Portfolios' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED FOR THE PORTFOLIOS MANAGED BY JANUS?


  Unless its investment objective or policies prescribe otherwise, each of the Portfolios, with the exception of Flexible Bond Portfolio, may invest substantially all of its assets in common stocks if the portfolio managers and/or investment personnel believe that those stocks will appreciate in value. The portfolio managers and/or investment personnel generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers and/or investment personnel make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Portfolios may sell a holding if, among other things, the security reaches the portfolio managers' and/or investment personnel's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers and/or investment personnel find a better investment opportunity. The Portfolios may also sell a holding to meet redemptions.


  BALANCED PORTFOLIO and GROWTH AND INCOME PORTFOLIO may each emphasize varying degrees of income. In the case of Balanced Portfolio and Growth and Income Portfolio, the portfolio managers may consider dividend-paying characteristics to a greater degree in selecting common stocks. Realization of income is not a significant consideration when choosing investments for the other Portfolios. Income realized on the Portfolios' investments may be incidental to their investment objectives.

2. HOW ARE COMMON STOCKS SELECTED BY PERKINS FOR MID CAP VALUE PORTFOLIO?

  Mid Cap Value Portfolio's portfolio managers focus on companies that have fallen out of favor with the market or appear to be temporarily misunderstood by the investment community. The portfolio managers of Mid Cap Value Portfolio look for companies with strong fundamentals and competent management. They generally look for companies with products and services that give them a competitive advantage.

3. ARE THE SAME CRITERIA USED BY JANUS AND PERKINS TO SELECT FOREIGN SECURITIES?


  Generally, yes. The portfolio managers and/or investment personnel seek companies that meet the selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors, such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas, may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolios may invest, and the Portfolios may at times have significant foreign exposure, including exposure in emerging markets.


4. WHAT DOES "MARKET CAPITALIZATION" MEAN?


  Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criterion for Enterprise Portfolio and Mid Cap Value Portfolio. Although the other Portfolios offered by this Prospectus do not emphasize investments in companies of any particular size, Portfolios with a larger asset base are more likely to invest in larger, more established issuers.


5. HOW DO BALANCED PORTFOLIO AND GROWTH AND INCOME PORTFOLIO DIFFER FROM EACH OTHER?

  Balanced Portfolio places a greater emphasis on the income component of its portfolio and will normally invest 40-50% of its net assets in securities selected primarily for their income potential. Growth and Income Portfolio will normally invest

                                   Principal investment strategies and risks  41
  at least 25% of its net assets in securities the portfolio manager believes have income potential. As a result, Balanced Portfolio is expected to be less volatile than Growth and Income Portfolio. Growth and Income Portfolio places a greater emphasis on growth stocks and may derive a greater portion of its income from dividend-paying common stocks. Because of these factors, its NAV can be expected to fluctuate more than Balanced Portfolio.

6. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF BALANCED PORTFOLIO'S AND GROWTH AND INCOME PORTFOLIO'S HOLDINGS?

  Balanced Portfolio and Growth and Income Portfolio shift assets to varying degrees between the growth and income components of their portfolio holdings based on the portfolio managers' analyses of relevant market, financial, and economic conditions. If the portfolio managers believe that growth securities will provide better returns than the yields then available or expected on income-producing securities, that Portfolio will place a greater emphasis on the growth component. Balanced Portfolio's growth component will normally be 50-60% of its net assets. Growth and Income Portfolio's growth component will normally be up to 75% of its net assets. In addition, the Portfolios' income component may consist of dividend-paying stocks which exhibit growth characteristics.

7. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF BALANCED PORTFOLIO'S AND GROWTH AND INCOME PORTFOLIO'S HOLDINGS?

  The growth component of these Portfolios' holdings is expected to consist primarily of common stocks, but may also include preferred stocks, convertible securities, or other securities selected primarily for their growth potential. Growth and Income Portfolio may also utilize swaps as a means to gain exposure to certain common stocks.

8. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF BALANCED PORTFOLIO'S AND GROWTH AND INCOME PORTFOLIO'S HOLDINGS?

  Balanced Portfolio's income component will consist primarily of fixed-income securities. Growth and Income Portfolio's income component will consist largely of equities and other securities that the portfolio manager believes have income potential. Such securities may include equity securities, convertible securities, equity derivatives, and all types of debt securities.


  Equity securities may be included in the income component of Growth and Income Portfolio if they currently pay dividends or the portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid. Accordingly, Growth and Income Portfolio's income component may also exhibit growth characteristics. Growth and Income Portfolio's income component may consist of structured securities such as equity-linked structured notes. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. Equity-linked structured notes are further described in the "Glossary of Investment Terms."


9. HOW COULD INTEREST RATES AFFECT THE VALUE OF MY FLEXIBLE BOND PORTFOLIO, BALANCED PORTFOLIO, OR GROWTH AND INCOME PORTFOLIO INVESTMENT?


  Generally, a fixed-income security will increase in value when prevailing interest rates fall and decrease in value when prevailing interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices and floating rate debt security prices are generally less directly responsive to interest rate changes than investment grade issues or comparable fixed rate securities, and may not always follow this pattern. The income component of Balanced Portfolio's holdings includes fixed-income securities. The income component of Growth and Income Portfolio's holdings may include fixed-income securities.


10. HOW DO THE PORTFOLIO MANAGERS OF MID CAP VALUE PORTFOLIO DETERMINE THAT A COMPANY MAY NOT BE APPROPRIATELY VALUED?

  A company may be undervalued when, in the opinion of the portfolio managers, shares of the company are selling for a price that is below their intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company, or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book



42  Janus Aspen Series
  value, or return on equity. The portfolio managers believe that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Portfolio than those obtained by paying premium prices for companies currently in favor in the market.

11. WHAT IS GLOBAL TECHNOLOGY PORTFOLIO'S INDUSTRY POLICY?

  Global Technology Portfolio will not concentrate its investments in any particular industry or group of related industries. As a result, the portfolio manager may have more flexibility to find companies that he believes will benefit from advances or improvements in technology in a number of industries. Nevertheless, the Portfolio may hold a significant portion of its assets in industries such as: aerospace/defense; biotechnology; computers; office/business equipment; semiconductors; software; telecommunications; and telecommunications equipment.

12. WHAT DOES "LIFE SCIENCE ORIENTATION" MEAN IN RELATION TO GLOBAL LIFE SCIENCES PORTFOLIO?

  Generally speaking, the "life sciences" relate to maintaining or improving quality of life. So, for example, companies with a "life science orientation" include companies engaged in research, development, production, or distribution of products or services related to health and personal care, medicine, or pharmaceuticals. Life science oriented companies also include companies that the portfolio manager believes have growth potential primarily as a result of particular products, technology, patents, or other market advantages in the life sciences. Life sciences encompass a variety of industries, including health care, nutrition, agriculture, medical diagnostics, nuclear and biochemical research and development, and health care facilities ownership and operation.

13. WHAT IS A HIGH-YIELD/HIGH-RISK BOND?

  A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor's Ratings Service ("Standard & Poor's") and Fitch, Inc. ("Fitch"), or Ba or lower by Moody's Investors Service, Inc. ("Moody's")) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.

14. WHAT ARE U.S. GOVERNMENT SECURITIES?

  Certain Portfolios, particularly Flexible Bond Portfolio and Balanced Portfolio, may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the "full faith and credit" of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, a Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Although they are high-quality, such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.

15. HOW DOES FLEXIBLE BOND PORTFOLIO MANAGE INTEREST RATE RISK?

  The portfolio managers may vary the average-weighted effective maturity of the portfolio to reflect their analysis of interest rate trends and other factors. The Portfolio's average-weighted effective maturity will tend to be shorter when the portfolio managers expect interest rates to rise and longer when the portfolio managers expect interest rates to fall. The Portfolio may also use futures, options, and other derivatives to manage interest rate risk.

16. WHAT IS MEANT BY FLEXIBLE BOND PORTFOLIO'S "AVERAGE-WEIGHTED EFFECTIVE MATURITY"?

  The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor. Some types of bonds may also have an "effective maturity" that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by the Portfolio with each effective maturity "weighted" according to the percentage of net assets that it represents.




                                   Principal investment strategies and risks  43

17. WHAT IS MEANT BY FLEXIBLE BOND PORTFOLIO'S "DURATION"?

  A bond's duration indicates the time it will take investors to recoup their investment. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by the Portfolio with each duration "weighted" according to the percentage of net assets that it represents. Because duration accounts for interest payments, the Portfolio's duration is usually shorter than its average maturity.

RISKS

  Because the Portfolios, with the exception of Flexible Bond Portfolio, may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Portfolio's share price may also decrease.

  A Portfolio's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign (non-U.S.) securities, derivative investments, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a Portfolio with a small asset base. A Portfolio may not experience similar performance as its assets grow. Global Life Sciences Portfolio's and Global Technology Portfolio's performance may also be affected by industry risk to a greater extent than the other Portfolios.

  Because Flexible Bond Portfolio invests substantially all of its assets in fixed-income securities or income-generating securities, it is subject to risks such as credit risk and decreased value due to interest rate increases. The Portfolio's performance may also be affected by risks to certain types of investments, such as foreign (non-U.S.) securities and derivative instruments.

  The Portfolios are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the Portfolios may fail to produce the intended results.


  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in other mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that a Portfolio is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to that Portfolio. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Portfolios' Statement of Additional Information ("SAI").


FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

  The following questions and answers are designed to help you better understand some of the risks of investing in the Portfolios.

1. HOW DOES THE NONDIVERSIFIED CLASSIFICATION OF FORTY PORTFOLIO AFFECT ITS RISK PROFILE?

  Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A portfolio that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a portfolio that is classified as "diversified." This gives a portfolio which is classified as nondiversified more flexibility to focus its investments in companies that the portfolio manager has identified as the most attractive for the investment objective and strategy of the Portfolio. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of a portfolio which is classified as nondiversified, its share price can be expected to fluctuate more than a



44  Janus Aspen Series
  comparable portfolio which is classified as diversified. This fluctuation, if significant, may affect the performance of the Portfolio. Since the Portfolio normally invests primarily in a core portfolio of 20-40 common stocks, this risk may be increased.

2. HOW COULD THE PORTFOLIOS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

  Within the parameters of its specific investment policies, each Portfolio may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Portfolio's performance may depend on factors other than the performance of a particular company. These factors include:

  - CURRENCY RISK. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

  - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  - FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Portfolio's ability to buy and sell emerging market securities in a timely manner, affecting the Portfolio's investment strategies and potentially affecting the value of the Portfolio.

  - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?


  Within the parameters of its specific investment policies, each Portfolio, particularly Overseas Portfolio, Worldwide Portfolio, Global Life Sciences Portfolio, and Global Technology Portfolio, may invest in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Index(SM).



  To the extent that a Portfolio invests a significant amount of its assets in one or more countries, its returns and NAV may be affected to a large degree by events and economic conditions in such countries. A summary of each Portfolio's investments by country is contained in the Portfolios' shareholder reports and in the Portfolios' Form N-Q reports, which are filed with the Securities and Exchange Commission ("SEC").


  In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. The securities markets of many of the countries in which the Portfolios may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Portfolios to obtain or to enforce a judgment against the issuers of such securities. The Portfolios may be subject to emerging markets risk to the extent that they invest in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.




                                   Principal investment strategies and risks  45

4. CERTAIN PORTFOLIOS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

  Many attractive investment opportunities may be in smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

5. WHAT IS "INDUSTRY RISK"?

  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Portfolio's investments, if any, in multiple companies in a particular industry increase that Portfolio's exposure to industry risk. In the life sciences, for example, many companies are subject to government regulation and approval of their products and services, which may affect their price or availability. In addition, the products and services offered by these companies may quickly become obsolete in the face of scientific or technological developments. The economic outlook of such companies may fluctuate dramatically due to changes in regulatory or competitive environments. Similarly, in technology-related industries, competitive pressures may have a significant effect on the performance of companies in which a Portfolio may invest. In addition, technology and technology-related companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing, which may increase their volatility.

  Global Life Sciences Portfolio invests in a concentrated portfolio, which may result in greater exposure to related industries. As a result, the Portfolio may be more volatile than a less concentrated portfolio.

6. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

  High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's, Fitch, and Moody's or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.


  The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Secondary markets for high-yield securities are less liquid than the market for investment grade securities; therefore, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.


  Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of bond rating categories.

7. WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?


  Credit quality measures the likelihood that the issuer or borrower will meet its obligations on a bond. One of the fundamental risks is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due, or default on its obligations. Higher credit risk may negatively impact a Portfolio's returns. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.


8. HOW IS CREDIT QUALITY MEASURED?

  Ratings published by nationally recognized statistical rating agencies such as Standard & Poor's, Fitch, and Moody's are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered



46  Janus Aspen Series
  to represent. Lower rated instruments and securities generally pay higher yields to compensate investors for the associated risk. Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of bond rating categories.

9. HOW DO THE PORTFOLIOS TRY TO REDUCE RISK?

  The Portfolios may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return swaps), and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Portfolios may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Portfolios. A Portfolio's performance could be worse than if the Portfolio had not used such instruments.

GENERAL PORTFOLIO POLICIES

  Unless otherwise stated, the following general policies apply to each Portfolio. Except for the Portfolios' policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if a Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

  CASH POSITION
  The Portfolios may not always stay fully invested. For example, when the portfolio managers and/or investment personnel believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, a Portfolio's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a Portfolio has committed available assets to desirable investment opportunities. Partly because the portfolio managers and/or investment personnel act independently of each other, the cash positions of the Portfolios may vary significantly. When a Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested. To the extent a Portfolio invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Portfolio from accessing its cash.

  In addition, a Portfolio may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Portfolio's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Portfolio may invest up to 100% of its assets in cash or similar investments. In this case, the Portfolio may take positions that are inconsistent with its investment objective. As a result, the Portfolio may not achieve its investment objective.

  PORTFOLIO TURNOVER
  In general, the Portfolios intend to purchase securities for long-term investment, although, to a limited extent, each Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Portfolio, the nature of a Portfolio's investments, and the investment style of the portfolio managers and/or investment personnel. Changes are normally made in a Portfolio's holdings whenever the portfolio managers and/or investment personnel believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

  Due to the nature of the securities in which Flexible Bond Portfolio invests, it may have relatively high portfolio turnover compared to other Portfolios.




                                   Principal investment strategies and risks  47

  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance. The "Financial Highlights" section of this Prospectus shows the Portfolios' historical turnover rates.

  COUNTERPARTIES

  Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolios ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to the Portfolios. A Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.



  A Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio's cash balances are invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. Each Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of a counterparty's creditworthiness is incorrect or may change due to market conditions. To the extent that a Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.


  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, each Portfolio, with the exception of Flexible Bond Portfolio, may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Portfolios. If successful, they may benefit the Portfolios by earning a return on the Portfolios' assets or reducing risk; however, they may not achieve the Portfolios' investment objectives. These securities and strategies may include:

  - debt securities

  - exchange-traded funds

  - indexed/structured securities

  - high-yield/high-risk bonds (20% or less of Mid Cap Value Portfolio's net assets and 35% or less of each of the other Portfolios' net assets)

  - various derivative transactions (which could comprise a significant percentage of a Portfolio's holdings) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

  - short sales (no more than 10% of a Portfolio's net assets may be invested in short sales other than against the box)

  - securities purchased on a when-issued, delayed delivery, or forward commitment basis

  - bank loans, which may be acquired through loan participations and assignments (for Balanced Portfolio only, no more than 20% of the Portfolio's total assets)

  - entering into transactions to manage a Portfolio's realization of capital gains and to offset such realization of capital gains with capital losses where the portfolio managers and/or investment personnel believe it is appropriate; such techniques may result in increased transaction costs paid by a Portfolio and may be limited under the Internal Revenue Code and related regulations

  Unless otherwise stated within its specific investment policies, Flexible Bond Portfolio may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Portfolio. If successful, they may benefit the



48  Janus Aspen Series

  Portfolio by earning a return on the Portfolio's assets or reducing risk; however, they may not achieve the Portfolio's investment objective. These securities and strategies may include:

  - equity securities

  - other debt securities

  - exchange-traded funds

  - pass-through securities including mortgage- and asset-backed securities and mortgage dollar rolls

  - zero coupon, pay-in-kind, and step coupon securities

  - various derivative transactions (which could comprise a significant percentage of the Portfolio's holdings) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

  - short sales (no more than 10% of a portfolio's net assets may be invested in short sales other than against the box)

  - securities purchased on a when-issued, delayed delivery, or forward commitment basis

  - bank loans, which may be acquired through loan participations and assignments (no more than 20% of the Portfolio's total assets)

  - entering into transactions to manage the Portfolio's realization of capital gains and to offset such realization of capital gains with capital losses where the portfolio managers believe it is appropriate; such techniques may result in increased transaction costs paid by the Portfolio and may be limited under the Internal Revenue Code and related regulations

  MORTGAGE- AND ASSET-BACKED SECURITIES
  Certain Portfolios may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac"), or other governmental or government-related entities. A Portfolio may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact a Portfolio's yield and your return.

  Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in a Portfolio having to reinvest proceeds at a lower interest rate.

  In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

  SHORT SALES

  To a limited extent, certain Portfolios may engage in short sales. A short sale is generally a transaction in which a Portfolio sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, a Portfolio must borrow the security to make delivery to the buyer. The Portfolio is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, a Portfolio will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, a Portfolio may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and a Portfolio may have to buy the securities sold short at an unfavorable price. If this occurs at a




                                   Principal investment strategies and risks  49
  time that other short sellers of the same security also want to close out their positions, it is more likely that a Portfolio will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, a Portfolio's losses are potentially unlimited in a short sale transaction. A Portfolio's gains and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the Portfolio may be required to pay in connection with a short sale. Such payments may result in a Portfolio having higher expenses than a Portfolio that does not engage in short sales and may negatively affect the Portfolio's performance.



  A Portfolio may also enter into short positions through derivative instruments such as option contracts, futures contract and swap agreements which may expose the Portfolio to similar risks. To the extent that the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio's losses are theoretically unlimited.


  Due to certain foreign countries' restrictions, a Portfolio will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, a Portfolio's ability to fully implement a short selling strategy that could otherwise help the Portfolio pursue its investment goals may be limited.

  Although Janus Capital believes that its rigorous "bottom up" approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach when engaging in short sales.

  SWAP AGREEMENTS
  Certain Portfolios may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Portfolio. If the other party to a swap defaults, a Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."

  SECURITIES LENDING

  A Portfolio may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. Each Portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination. When a Portfolio lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.


  ILLIQUID INVESTMENTS

  Each Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolios' Board of Trustees, certain restricted securities that are determined to be liquid will not be counted toward this 15% limit.


  SPECIAL SITUATIONS
  Certain Portfolios may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the portfolio managers and/or investment personnel, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing



50  Janus Aspen Series
  capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. A Portfolio's performance could suffer from its investments in "special situations."





                                   Principal investment strategies and risks  51

MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------



INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Portfolio. Janus Capital is responsible for the day-to-day management of the Portfolios' investment portfolios and furnishes continuous advice and recommendations concerning the Portfolios' investments for all Portfolios except Mid Cap Value Portfolio. Perkins is responsible for the day-to-day management of the investment portfolio of Mid Cap Value Portfolio subject to the general oversight of Janus Capital. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of each Portfolio.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

  Janus Capital furnishes certain administrative, compliance, and accounting services for the Portfolios, and may be reimbursed by the Portfolios for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Portfolios and pays the salaries, fees, and expenses of all Portfolio officers and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the members of the Board of Trustees ("Trustees") are "affiliated persons" of Janus Capital as that term is defined by the Investment Company Act of 1940, as amended (the "1940 Act").




52  Janus Aspen Series

MANAGEMENT EXPENSES

  Each Portfolio pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. Each Portfolio's investment advisory fee is calculated daily and paid monthly. Each Portfolio's advisory agreement details the investment advisory fee and other expenses that each Portfolio must pay. Janus Capital pays Perkins a subadvisory fee from its investment advisory fee for managing Mid Cap Value Portfolio.

  The following tables reflect each Portfolio's contractual investment advisory fee rate or base fee rate, as applicable, (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Portfolio to Janus Capital (gross and net of fee waivers, if applicable). The investment advisory fee rate is aggregated to include all investment advisory and subadvisory fees (as applicable) paid by a Portfolio.

  FIXED-RATE INVESTMENT ADVISORY FEE

  The Portfolios reflected below pay an investment advisory fee at a fixed rate based on each Portfolio's average daily net assets.


                                                                                           Actual Investment
                                                                        Contractual        Advisory Fee (%)
                                                 Average Daily          Investment             (for the
                                                  Net Assets         Advisory Fee (%)      fiscal year ended
  Portfolio Name                               of the Portfolio        (annual rate)      December 31, 2008)
------------------------------------------------------------------------------------------------------------
  BOND
   Flexible Bond Portfolio                    First $300 Million           0.55                  0.54(1)
                                              Over $300 Million            0.45
  GROWTH & CORE
   Balanced Portfolio                         All Asset Levels             0.55                  0.55
   Enterprise Portfolio(2)                    All Asset Levels             0.64                  0.64
   Forty Portfolio                            All Asset Levels             0.64                  0.63(3)
   Growth and Income Portfolio                All Asset Levels             0.62                  0.61(3)
   Janus Portfolio(4)                         All Asset Levels             0.64                  0.63(3)
   Research Core Portfolio(5)                 All Asset Levels             0.60                  0.00(1)(6)
  INTERNATIONAL & GLOBAL
   Overseas Portfolio(7)                      All Asset Levels             0.64                  0.64
  SPECIALTY EQUITY
   Global Life Sciences Portfolio             All Asset Levels             0.64                  0.43(1)
   Global Technology Portfolio                All Asset Levels             0.64                  0.64(1)
------------------------------------------------------------------------------------------------------------



  (1) Janus Capital has agreed to limit the Portfolio's total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain level until at least May 1, 2010. Application of the expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included under "Expense Limitations" below. The waiver is not reflected in the contractual fee rate shown.
  (2) Formerly named Mid Cap Growth Portfolio.
  (3) The actual management fee paid reflects credits to the Portfolio in an amount equal to investment advisory fees paid by the Portfolio to a Janus money market fund for cash invested in that money market fund under the Portfolio's money fund sweep program.
  (4) Formerly named Large Cap Growth Portfolio.
  (5) Formerly named Fundamental Equity Portfolio.

  (6) For the fiscal year ended December 31, 2008, the Portfolio did not pay Janus Capital any investment advisory fees (net of fee waivers) because the Portfolio's fee waiver exceeded the investment advisory fee.


  (7) Formerly named International Growth Portfolio.





                                                Management of the Portfolios  53

  PERFORMANCE-BASED INVESTMENT ADVISORY FEE

  Mid Cap Value Portfolio and Worldwide Portfolio each pay an investment advisory fee rate that may adjust up or down based on each Portfolio's performance relative to the cumulative investment record of its benchmark index over the performance measurement period. Any adjustment to the investment advisory fee rate was effective February 2007. Until such time, only the base fee rate shown below applied. The third column shows the performance hurdle for outperformance or underperformance during the measurement period relative to each Portfolio's respective benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to each Portfolio's base fee rate plus or minus the performance adjustment over the period without any fee waivers. The fifth column shows the actual investment advisory fee rate, which is equal to each Portfolio's base fee rate plus or minus the performance adjustment over the period and includes any applicable fee waiver. This fifth column shows the actual amount of the investment advisory fee rate paid by each Portfolio as of the end of the fiscal year. Details discussing this performance fee are included below with further description in the Statement of Additional Information.

  As an example, if a Portfolio outperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would increase by 0.15%. Conversely, if a Portfolio underperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would decrease by 0.15%. Actual performance within the full range of the performance hurdle rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%.



                                                                                               Actual Investment
                                                                              Performance      Advisory Fee (%)
                                                           Performance         Adjusted            (for the
                                                            Hurdle vs.        Investment       fiscal year ended
  Portfolio Name                          Base Fee (%)   Benchmark Index   Advisory Fee (%)   December 31, 2008)
----------------------------------------------------------------------------------------------------------------
  Mid Cap Value Portfolio                     0.64          +/- 4.00%            0.60                0.75(1)
  Worldwide Portfolio(2)                      0.60          +/- 6.00%            0.65                0.50
----------------------------------------------------------------------------------------------------------------




  (1) Janus Capital has agreed to limit the Portfolio's total operating expenses (excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain level until at least May 1, 2010. Application of the expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included under "Expense Limitations" below. The waiver and any applicable performance adjustment are not reflected in the base fee rate shown.
  (2) Formerly named Worldwide Growth Portfolio.




  A discussion regarding the basis for the Trustees' approval of the Portfolios' investment advisory agreements and subadvisory agreements (as applicable) will be included in the Portfolios' next annual or semiannual report to shareholders, following such approval. You can request the Portfolios' annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at janus.com/info.





54  Janus Aspen Series

  MID CAP VALUE PORTFOLIO AND WORLDWIDE PORTFOLIO

  For Mid Cap Value Portfolio and Worldwide Portfolio, the investment advisory fee is determined by calculating a base fee (shown in the previous table) and applying a performance adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well each Portfolio has performed relative to its benchmark index as shown below:

  Portfolio Name                                  Benchmark Index
  ---------------------------------------------------------------------------------------------
  Mid Cap Value Portfolio                         Russell Midcap(R) Value Index
  Worldwide Portfolio                             MSCI World Index(SM)



  Only the base fee rate applied until February 2007 for each Portfolio, at which time the calculation of the performance adjustment applies as follows:


  Investment Advisory Fee = Base Fee +/- Performance Adjustment

  The investment advisory fee rate paid to Janus Capital by each of Mid Cap Value Portfolio and Worldwide Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio's average daily net assets during the previous month ("Base Fee"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until a Portfolio's performance-based fee structure has been in effect for at least 12 months. When a Portfolio's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment began February 2007 for each Portfolio.

  No Performance Adjustment will be applied unless the difference between the Portfolio's investment performance and the cumulative investment record of the Portfolio's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to a Portfolio's relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Portfolio's Shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Portfolio's Shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Portfolio is calculated net of expenses whereas a Portfolio's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Portfolio and the Portfolio's benchmark index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

  The investment performance of a Portfolio's Service Shares for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether a particular Portfolio's performance was above or below its benchmark index by comparing the investment performance of the Portfolio's Service Shares against the cumulative investment record of that Portfolio's benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Portfolio, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of each Portfolio relative to the record of the Portfolio's benchmark index and future changes to the size of each Portfolio.

  The Portfolios' Statement of Additional Information contains additional information about performance-based fees.

  EXPENSE LIMITATIONS

  Janus Capital has contractually agreed to waive the advisory fee payable by certain Portfolios in an amount equal to the amount, if any, that the Portfolio's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to,



                                                Management of the Portfolios  55
  acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of each Portfolio, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue the waivers until at least May 1, 2010. Mortality risk, expense risk, and other charges imposed by participating insurance companies are also excluded from the expense limitations noted.

  Portfolio Name                                                    Expense Limit Percentage (%)
------------------------------------------------------------------------------------------------
  BOND
    Flexible Bond Portfolio                                                     0.90
  GROWTH & CORE
    Research Core Portfolio(1)                                                  1.20
  SPECIALTY EQUITY
    Global Life Sciences Portfolio                                              1.24
    Global Technology Portfolio                                                 1.24
  VALUE
    Mid Cap Value Portfolio(2)                                                  1.24
------------------------------------------------------------------------------------------------


  (1) Formerly named Fundamental Equity Portfolio.
  (2) The Portfolio pays an investment advisory fee rate that adjusts up or down based upon the Portfolio's performance relative to its benchmark index during a measurement period. Because a fee waiver will have a positive effect upon the Portfolio's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.




56  Janus Aspen Series

SUBADVISER

  PERKINS INVESTMENT MANAGEMENT LLC ("PERKINS") (formerly named Perkins, Wolf, McDonnell and Company, LLC) serves as subadviser to Mid Cap Value Portfolio and has served in such capacity since the Portfolio's inception. Perkins (together with its predecessors), 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606, has been in the investment management business since 1984 and provides day-to-day management of the investment operations of Mid Cap Value Portfolio, as well as other mutual funds and separate accounts. Janus Capital owns approximately 78% of Perkins.

INVESTMENT PERSONNEL

  Unless otherwise noted, the Portfolio Manager has primary responsibility for the day-to-day management of the Portfolio described. The Portfolios are presented in the order listed on this Prospectus' cover.

FLEXIBLE BOND PORTFOLIO
--------------------------------------------------------------------------------
    Co-Portfolio Managers Gibson Smith and Darrell Watters jointly share responsibility for the day-to-day management of the Portfolio, with no limitation on the authority of one co-portfolio manager in relation to the other.

    GIBSON SMITH is Co-Chief Investment Officer of Janus Capital. He is Executive Vice President and Co-Portfolio Manager of Flexible Bond Portfolio, which he has co-managed since May 2007. Mr. Smith is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2001 as a fixed-income analyst. He holds a Bachelor's degree in Economics from the University of Colorado.

    DARRELL WATTERS is Executive Vice President and Co-Portfolio Manager of Flexible Bond Portfolio, which he has co-managed since May 2007. Mr. Watters is also Portfolio Manager of other Janus accounts and performs duties as a fixed-income analyst. He joined Janus Capital in 1993 as a municipal bond trader. Mr. Watters holds a Bachelor's degree in Economics from Colorado State University.

BALANCED PORTFOLIO
--------------------------------------------------------------------------------
    Co-Portfolio Managers Marc Pinto and Gibson Smith jointly share responsibility for the day-to-day management of the Portfolio, with no limitation on the authority of one co-portfolio manager in relation to the other. Mr. Pinto focuses on the equity portion of the Portfolio. Mr. Smith focuses on the fixed-income portion of the Portfolio.

    MARC PINTO, CFA, is Executive Vice President and Co-Portfolio Manager of Balanced Portfolio, which he has co-managed since May 2005. Mr. Pinto is also Portfolio Manager of other Janus accounts. Mr. Pinto joined Janus Capital in 1994 as an analyst. He holds a Bachelor's degree in History from Yale University and a Master's degree in Business Administration from Harvard University. He holds the Chartered Financial Analyst designation.

    GIBSON SMITH is Co-Chief Investment Officer of Janus Capital. He is Executive Vice President and Co-Portfolio Manager of Balanced Portfolio, which he has co-managed since May 2005. Mr. Smith is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2001 as a fixed-income analyst. Mr. Smith holds a Bachelor's degree in Economics from the University of Colorado.

ENTERPRISE PORTFOLIO
--------------------------------------------------------------------------------
    BRIAN DEMAIN, CFA, is Executive Vice President and Portfolio Manager of Enterprise Portfolio, which he has managed since November 2007. He served as Assistant Portfolio Manager of the Portfolio from September 2004 to October 2007. Mr. Demain joined Janus Capital in 1999 as a securities analyst. He holds a Bachelor's degree in Economics from Princeton University, where he graduated summa cum laude and was a recipient of the Daniel L. Rubinfeld '67 Prize in Empirical Economics for his senior thesis. Mr. Demain holds the Chartered Financial Analyst designation.

FORTY PORTFOLIO
--------------------------------------------------------------------------------
    RON SACHS, CFA, is Executive Vice President and Portfolio Manager of Forty Portfolio, which he has managed since January 2008. He is also Portfolio Manager of other Janus accounts. Mr. Sachs joined Janus Capital in 1996 as a research analyst. He holds a Bachelor's degree (cum laude) in Economics from Princeton and a law degree from the University of Michigan. Mr. Sachs holds the Chartered Financial Analyst designation.




                                                Management of the Portfolios  57

GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------
    MARC PINTO, CFA, is Executive Vice President and Portfolio Manager of
    Growth and Income Portfolio, which he has managed since November 2007. Mr. Pinto is also Portfolio Manager of other Janus accounts. Mr. Pinto joined Janus Capital in 1994 as an analyst. He holds a Bachelor's degree in History from Yale University and a Master's degree in Business Administration from Harvard University. He holds the Chartered Financial Analyst designation.

JANUS PORTFOLIO
--------------------------------------------------------------------------------
    Co-Portfolio Managers Jonathan D. Coleman and Daniel Riff are responsible for the day-to-day management of the Portfolio. Mr. Coleman, as lead Portfolio Manager, has the authority to exercise final decision-making on the overall portfolio.

    JONATHAN D. COLEMAN, CFA, is Co-Chief Investment Officer of Janus Capital. He is Executive Vice President and Co-Portfolio Manager of Janus Portfolio, which he has co-managed since November 2007. Mr. Coleman was Portfolio Manager of Enterprise Portfolio from February 2002 to October 2007. Mr. Coleman is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1994 as a research analyst. Mr. Coleman holds a Bachelor's degree in Political Economy and Spanish from Williams College, where he was a member of Phi Beta Kappa. As a Fulbright Fellow, he conducted research on economic integration in Central America. Mr. Coleman holds the Chartered Financial Analyst designation.


    DANIEL RIFF is Executive Vice President and Co-Portfolio Manager of Janus Portfolio, which he has co-managed since November 2007. Mr. Riff is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2003 as an analyst. Prior to joining Janus Capital, Mr. Riff was a student at the University of Pennsylvania (2002-2004). Mr. Riff holds a Bachelor's degree (magna cum laude) in Economics from Williams College and a Master of Business Administration degree with honors in Finance from The Wharton School at the University of Pennsylvania.


RESEARCH CORE PORTFOLIO
--------------------------------------------------------------------------------
    The Research Team (Janus Capital's equity research analysts) selects investments for Research Core Portfolio and has done so since November
    2007.

    JAMES P. GOFF, CFA, is Janus Capital's Director of Research and Executive Vice President of the Portfolio. Mr. Goff leads the team and is primarily responsible for the day-to-day operations of the Portfolio. Mr. Goff joined Janus Capital in 1988. He holds a Bachelor of Arts degree (magna cum laude) in Economics from Yale University. Mr. Goff holds the Chartered Financial Analyst designation.

OVERSEAS PORTFOLIO
--------------------------------------------------------------------------------
    BRENT A. LYNN, CFA, is Executive Vice President and Portfolio Manager of Overseas Portfolio, which he has managed or co-managed since January 2001. Mr. Lynn joined Janus Capital in 1991 as a research analyst. He holds a Bachelor of Arts degree in Economics and a Master's degree in Economics and Industrial Engineering from Stanford University. Mr. Lynn holds the Chartered Financial Analyst designation.

WORLDWIDE PORTFOLIO
--------------------------------------------------------------------------------

    LAURENT SALTIEL is Executive Vice President and Portfolio Manager of Worldwide Portfolio, which he has managed since April 2009. Mr. Saltiel is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2002 as an equity research analyst. Mr. Saltiel holds a Bachelor's degree and a Master's degree in Business Administration from Ecole Superieure De Commerce De Paris (ESCP) and Harvard Business School, respectively.


GLOBAL LIFE SCIENCES PORTFOLIO
--------------------------------------------------------------------------------
    ANDREW ACKER, CFA, is Executive Vice President and Portfolio Manager of Global Life Sciences Portfolio, which he has managed or co-managed since October 2004. Mr. Acker is also Portfolio Manager of other Janus accounts and performs duties as a research analyst. He joined Janus Capital in 1999 as a securities analyst. Mr. Acker holds a Bachelor of Science degree
    (magna cum laude) in Biochemical Sciences from Harvard College where he was a member of Phi Beta Kappa. He also holds a Master's degree in Business Administration with honors from Harvard Business School. Mr.
    Acker holds the Chartered Financial Analyst designation.




58  Janus Aspen Series

GLOBAL TECHNOLOGY PORTFOLIO
--------------------------------------------------------------------------------
    BURTON H. WILSON is Executive Vice President and Portfolio Manager of
    Global Technology Portfolio, which he has managed or co-managed since February 2006. He is also Portfolio Manager of other Janus accounts and performs duties as an equity research analyst, focusing primarily on technology companies. Mr. Wilson joined Janus Capital in 2005 as a research analyst. Prior to joining Janus Capital, he was a research analyst at Lincoln Equity Management from 2000 to 2004. Mr. Wilson holds a Bachelor of Arts degree in Mathematics from the University of Virginia, a Law degree from the University of Virginia School of Law, and a Master's degree in Business Administration from the University of California at Berkeley's Haas School of Business.

MID CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

    Co-Portfolio Managers Thomas M. Perkins and Jeffrey R. Kautz are responsible for the day-to-day management of the Portfolio, with no limitation on the authority of any one co-portfolio manager in relation to the other.



    THOMAS M. PERKINS has been the Co-Portfolio Manager of Mid Cap Value Portfolio since inception. He is also Co-Portfolio Manager of other Janus accounts. Mr. Perkins has been a portfolio manager since 1974 and joined Perkins as a portfolio manager in 1998. Previously, he was Co-Portfolio Manager for Berger Mid Cap Value Fund. Mr. Perkins holds a Bachelor of Arts degree in History from Harvard University.


    JEFFREY R. KAUTZ, CFA, is Co-Portfolio Manager of Mid Cap Value Portfolio, which he has co-managed since inception. He is also Co-Portfolio Manager of other Janus accounts. Mr. Kautz has served as a research analyst for the value products of Perkins since October 1997. Previously, he was Co-Portfolio Manager for Berger Mid Cap Value Fund. Mr. Kautz holds a Bachelor of Science degree in Mechanical Engineering from the University of Illinois and a Master of Business Administration in Finance from the University of Chicago. Mr. Kautz holds the Chartered Financial Analyst designation.

  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the portfolio managers and/or investment personnel is included in the SAI.




                                                Management of the Portfolios  59

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES

  Each Portfolio currently offers two or three classes of shares. Only Institutional Shares are offered by this Prospectus. Institutional Shares are sold under the name Janus Aspen Series. The Shares are available only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans. Service Shares and Service II Shares of each Portfolio offering such Shares are offered only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. For Service II Shares, a redemption fee may be imposed on interests in separate accounts or plans held 60 days or less. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Service Shares or Service II Shares, please call 1-800-525-0020.

  CLOSED FUND POLICIES

  A Portfolio may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Portfolio's ability to achieve its investment objective. If sales of a Portfolio are limited, it is expected that existing shareholders invested in the Portfolio would be permitted to continue to purchase Shares through their existing Portfolio accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed portfolio would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the portfolio is believed to negatively impact existing portfolio shareholders. The closed portfolio may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the portfolio and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.

  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.


  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. ("JCGI") asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.


  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as

60  Janus Aspen Series
  amended (the "1940 Act"). On December 30, 2008, the Court granted partial summary judgment in Janus Capital's favor with respect to Plaintiffs' damage demand as it relates to what was categorized as "approved" market timing based on the Court's finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as "unapproved" market timing. Having completed the supplemental briefing, the parties are awaiting a ruling from the Court. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which remanded the case back to the Court for further proceedings. Finally, a Motion to Dismiss the Wiggins suit (action (iv) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit where the appeal is pending.



  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.



  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations:
  (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.


  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  CONFLICTS OF INTEREST

  The Shares offered by this Prospectus are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Although the Portfolios do not currently anticipate any disadvantages to policy owners because each Portfolio offers its Shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in an effort to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict is identified, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in one or more Portfolios or substitute Shares of another Portfolio. If this occurs, a Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Portfolios may refuse to sell their Shares to any separate account or qualified plan or may suspend or terminate the offering of a Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of that Portfolio's shareholders. It is possible that a qualified plan investing in the Portfolios could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Portfolios. Janus Capital intends to monitor such qualified plans, and the Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Portfolios to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

  DISTRIBUTION OF THE PORTFOLIOS

  The Portfolios are distributed by Janus Distributors LLC ("Janus Distributors"), which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




                                                           Other information  61

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Portfolios, the Internal Revenue Code requires each Portfolio to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Portfolio's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Portfolio have been held. Distributions are made at the class level, so they may vary from class to class within a single Portfolio.

  DISTRIBUTION SCHEDULE

  Dividends for the Portfolios are normally declared and distributed in June and December. Capital gains are normally declared and distributed in June. However, in certain situations it may be necessary for a Portfolio to declare and distribute capital gains in December. If necessary, dividends and net capital gains may be distributed at other times as well.

  HOW DISTRIBUTIONS AFFECT A PORTFOLIO'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of a Portfolio, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Portfolio's daily NAV. The share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Portfolio declared a dividend in the amount of $0.25 per share. If the Portfolio's share price was $10.00 on December 30, the Portfolio's share price on December 31 would be $9.75, barring market fluctuations.

TAXES

  TAXES ON DISTRIBUTIONS

  Because Shares of the Portfolios may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or net capital gains distributions made by a Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts or plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1/2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

  TAXATION OF THE PORTFOLIOS

  Dividends, interest, and some capital gains received by the Portfolios on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Portfolio is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolios.

  The Portfolios do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code including the distributions each year of all their net investment income and net capital gains. In addition, because the Shares of each Portfolio are sold in connection with variable insurance contracts, each Portfolio intends to satisfy the diversification requirements applicable to insurance company separate accounts under the Internal Revenue Code.


62  Janus Aspen Series

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------


  Investors may not purchase or redeem Shares of the Portfolios directly. Shares may be purchased or redeemed only through variable insurance contracts offered by the separate accounts of participating insurance companies or through qualified retirement plans. Certain Portfolios may not be available in connection with a particular contract, and certain contracts may limit allocations among the Portfolios. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT SPECIFIC PORTFOLIOS AS INVESTMENT OPTIONS FOR A CONTRACT OR A QUALIFIED PLAN.

  With certain limited exceptions, the Portfolios are available only to U.S. citizens or residents.

PRICING OF PORTFOLIO SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. A Portfolio's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of a Portfolio's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Portfolio's shares.

  All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by a Portfolio or its agents. In order to receive a day's price, your order must be received in good order by a Portfolio (or insurance company or plan sponsor) or its agents by the close of the regular trading session of the NYSE.

  Securities held by the Portfolios are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Portfolios' Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Portfolios may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

  Due to the subjective nature of fair value pricing, a Portfolio's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Portfolio's portfolio securities and the reflection of such change in the Portfolio's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a portfolio is halted and does not resume prior to the time the portfolio calculates its NAV (referred to as "stale pricing"). Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Portfolio's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of the Portfolio, which negatively impacts long-term shareholders. The Portfolios' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

  The value of the securities of other open-end funds held by a Portfolio, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.


PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES



  From its own assets, Janus Capital or its affiliates may pay fees to selected insurance companies, qualified plan service providers or their affiliates, or other financial intermediaries that distribute, market, or promote the Portfolios or perform services for contract owners and plan participants. The amount of these payments is determined from time to time by


                                                         Shareholder's guide  63

  Janus Capital, may be substantial, and may differ for different financial intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.

  Janus Capital or its affiliates may pay fees, from their own assets, to selected insurance companies, qualified plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.


  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries, to raise awareness of the Portfolios. Such payments may be in addition to, or in lieu of, the fees described above. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.


  Participating insurance companies that purchase the Portfolios' Shares may perform certain administrative services relating to the Portfolios and Janus Capital, or the Portfolios may pay those companies for such services.


  The receipt of (or prospect of receiving) fees or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments), or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount.


  The payment arrangements described above will not change the price a contract owner or plan participant pays for shares or the amount that a Janus fund receives to invest on behalf of the contract owner or plan participant. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Portfolios and when considering which share class of a Portfolio is most appropriate for you. Please contact your insurance company or plan sponsor for details on such arrangements.

PURCHASES


  Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of each Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios' behalf. As discussed under "Payments to financial intermediaries by Janus Capital or its affiliates," Janus Capital and its affiliates may make payments to selected insurance companies, qualified plan service providers, or their affiliates, or other financial intermediaries that were instrumental in the acquisition of accounts in the Portfolios or that provide services in connection with investments in the Portfolios. You may wish to consider such arrangements when evaluating any recommendation of the Portfolios.


  Each Portfolio reserves the right to reject any purchase order, including exchange purchases, for any reason. The Portfolios are not intended for excessive trading. For more information about the Portfolios' policy on excessive trading, refer to "Excessive Trading."

  The Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Shares to redeem those investments if the plan loses (or in the opinion of Janus Capital, is at risk of losing) its qualified plan status.

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your insurance company or plan sponsor is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your



64  Janus Aspen Series
  identity is made, your insurance company or plan sponsor may temporarily limit additional share purchases. In addition, your insurance company or plan sponsor may close an account if they are unable to verify a shareholder's identity. Please contact your insurance company or plan sponsor if you need additional assistance when completing your application or additional information about the insurance company or plan sponsor's Anti-Money Laundering Program.

REDEMPTIONS

  Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

  Shares of any Portfolio may be redeemed on any business day on which the Portfolio's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Portfolio or its agents. Redemption proceeds will normally be sent the business day following receipt of the redemption order.

  The Portfolios reserve the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Portfolios to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or
  (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

  REDEMPTIONS IN-KIND


  Shares normally will be redeemed for cash, although each Portfolio retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a portfolio, by delivery of securities selected from its assets at its discretion. However, each Portfolio is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Portfolio will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.


EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES


  The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Portfolio shares ("excessive trading"). The Portfolios are intended for long-term investment purposes only, and the Portfolios will take reasonable steps to attempt to detect and deter short-term excessive trading. Transactions placed in violation of the Portfolios' excessive trading policies may be cancelled or revoked by the Portfolio by the next business day following receipt by the Portfolio. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Portfolios may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries (such as insurance companies or plan sponsors). By their nature, omnibus accounts, in which purchases and redemptions of the Portfolios' shares by multiple investors are aggregated by the intermediary and presented to the Portfolios on a net basis, may effectively conceal the identity of individual investors and their transactions from the Portfolios and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.


  The Portfolios attempt to deter excessive trading through at least the following methods:


  - trade monitoring;


  - fair valuation of securities as described under "Pricing of Portfolio Shares;" and

  - redemption fees (where applicable on certain classes of certain Portfolios).




                                                         Shareholder's guide  65

  Generally, a purchase and redemption of Shares from the same Portfolio within 90 calendar days (i.e., "round trip") may result in enforcement of a Portfolio's excessive trading policies and procedures with respect to future purchase orders, provided that the Portfolios reserve the right to reject any purchase request as explained above.



  The Portfolios monitor for patterns of shareholder frequent trading and may suspend or permanently terminate the exchange privilege (if permitted by your insurance company or plan sponsor) of any investor who makes more than one round trip in a Portfolio over a 90-day period, and may bar future purchases into the Portfolio and any of the other Janus funds by such investor. The Portfolios' excessive trading policies generally do not apply to (i) a money market portfolio, although money market portfolios at all times reserve the right to reject any purchase request (including exchange purchases, if permitted by your insurance company or plan sponsor) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.


  The Portfolios' Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same insurance company or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of the Portfolios' excessive trading policies and procedures and may be rejected in whole or in part by a Portfolio. The Portfolios, however, cannot always identify or reasonably detect excessive trading that may be facilitated by insurance companies or plan sponsors or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Portfolios, and thus the Portfolios may have difficulty curtailing such activity. Transactions accepted by an insurance company or plan sponsor in violation of the Portfolios' excessive trading policies may be cancelled or revoked by a Portfolio by the next business day following receipt by that Portfolio.


  In an attempt to detect and deter excessive trading in omnibus accounts, the Portfolios or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Portfolio shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Portfolios' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.


  Certain transactions in Portfolio shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Portfolios' methods to detect and deter excessive trading.

  Each Portfolio also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Portfolio. For example, a Portfolio may refuse a purchase order if the portfolio managers and/or investment personnel believe they would be unable to invest the money effectively in accordance with the Portfolio's investment policies or the Portfolio would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

  The Portfolios' policies and procedures regarding excessive trading may be modified at any time by the Portfolios' Board of Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to a Portfolio's long-term shareholders. Excessive trading into and out of a Portfolio may disrupt portfolio investment strategies, may create taxable gains to remaining Portfolio shareholders, and may increase Portfolio expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Portfolios that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a portfolio based on events occurring after the close of a foreign market that may not be reflected in the portfolio's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in portfolios which do not invest in foreign securities, for example, when trading in a security



66  Janus Aspen Series
  held by a portfolio is halted and does not resume prior to the time the portfolio calculates its NAV (referred to as "stale pricing"). Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Portfolio's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of a Portfolio, which negatively impacts long-term shareholders. Although the Portfolios have adopted fair valuation policies and procedures intended to reduce the Portfolios' exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Portfolio shares.

  Although the Portfolios take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Portfolios may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Portfolios and their agents. This makes the Portfolios' identification of excessive trading transactions in the Portfolios through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Moreover, the contract between an insurance company and the owner of a variable insurance contract may govern the frequency with which the contract owner may cause the insurance company to purchase or redeem shares of a Portfolio. Although the Portfolios encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Portfolios cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their insurance company or plan sponsor with respect to excessive trading in the Portfolios.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the portfolios and to protect the confidentiality of the portfolios' holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.


  - FULL HOLDINGS. Each portfolio is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to portfolio shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Characteristics tab of each portfolio at janus.com/info.


  - TOP HOLDINGS. Each portfolio's top portfolio holdings, in order of position size and as a percentage of a portfolio's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most portfolios disclose their top ten portfolio holdings. However, certain portfolios disclose only their top five portfolio holdings.

  - OTHER INFORMATION. Each portfolio may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.


  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Portfolios disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Capital's Chief Investment Officer(s) or their delegates. Such exceptions may be made without prior notice to shareholders. A summary of the portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Portfolios' SAI.





                                                         Shareholder's guide  67

SHAREHOLDER COMMUNICATIONS

  Your insurance company or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Portfolios that you have authorized for investment. These reports show each Portfolio's investments and the market value of such investments, as well as other information about each Portfolio and its operations. Please contact your insurance company or plan sponsor to obtain these reports. The Trust's fiscal year ends December 31.




68  Janus Aspen Series

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



  The financial highlights tables are intended to help you understand the Portfolios' financial performance through December 31 of the fiscal periods shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Portfolio Share. The gross expense ratio reflects expenses prior to any expense offset arrangement and the net expense ratio reflects expenses after any expense offset arrangement. Both expense ratios reflect expenses after contractual waivers, if applicable. The information shown for the fiscal periods ended December 31 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.



  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Institutional Shares of the Portfolios (assuming reinvestment of all dividends and distributions) but do not include charges and expenses attributable to any insurance product. If these charges and expenses had been included, the performance for the periods shown would be lower. "Total return" information may include adjustments in accordance with generally accepted accounting principles. As a result, returns may differ from returns for shareholder transactions.




FLEXIBLE BOND PORTFOLIO - INSTITUTIONAL SHARES
-------------------------------------------------------------------------------------------------------------------------------
                                                                                        Years ended December 31
                                                                         2008        2007        2006        2005        2004

 NET ASSET VALUE, BEGINNING OF PERIOD                                    $11.46      $11.24      $11.36      $12.14      $12.49

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                              0.53        0.53        0.54        0.60        0.66
 Net gain/(loss) on securities (both realized and unrealized)              0.14        0.24      (0.08)      (0.36)      (0.18)

 Total from investment operations                                          0.67        0.77        0.46        0.24        0.48

 LESS DISTRIBUTIONS:
 Dividends (from net investment income)                                  (0.52)      (0.55)      (0.56)      (0.59)      (0.68)
 Distributions (from capital gains)                                          --          --      (0.02)      (0.43)      (0.15)

 Total distributions                                                     (0.52)      (0.55)      (0.58)      (1.02)      (0.83)


 NET ASSET VALUE, END OF PERIOD                                          $11.61      $11.46      $11.24      $11.36      $12.14


 Total return                                                             5.93%       7.04%       4.22%       2.00%       3.97%

 Net assets, end of period (in thousands)                              $309,504    $297,919    $264,656    $278,324    $404,522
 Average net assets for the period (in thousands)                      $306,207    $279,676    $264,990    $321,856    $525,932
 Ratio of gross expenses to average net assets(1)(2)                      0.60%       0.61%       0.64%       0.57%       0.59%
 Ratio of net expenses to average net assets(3)                           0.60%       0.61%       0.64%       0.57%       0.59%
 Ratio of net investment income/(loss) to average net assets              4.56%       4.91%       4.63%       4.18%       4.28%
 Portfolio turnover rate                                                   169%        138%(4)     163%(4)     171%(4)     171%
-------------------------------------------------------------------------------------------------------------------------------




(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(3) The expense ratio reflects expenses after any expense offset arrangements.
(4) Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 139% in 2007, 165% in 2006, and 177% in 2005.




                                                        Financial highlights  69

BALANCED PORTFOLIO - INSTITUTIONAL SHARES
----------------------------------------------------------------------------------------------------------------------------------
                                                                                        Years ended December 31
                                                                       2008         2007         2006         2005         2004

 NET ASSET VALUE, BEGINNING OF PERIOD                                   $30.04       $27.89       $25.74       $24.39       $22.98

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                             0.81         0.82         0.61         0.61         0.60
 Net gain/(loss) on securities (both realized and unrealized)           (5.23)         2.09         2.12         1.31         1.35

 Total from investment operations                                       (4.42)         2.91         2.73         1.92         1.95

 LESS DISTRIBUTIONS:
 Dividends (from net investment income)                                 (0.74)       (0.76)       (0.58)       (0.57)       (0.54)
 Distributions (from capital gains)                                     (1.98)           --           --           --           --

 Total distributions                                                    (2.72)       (0.76)       (0.58)       (0.57)       (0.54)


 NET ASSET VALUE, END OF PERIOD                                         $22.90       $30.04       $27.89       $25.74       $24.39


 Total return                                                         (15.81)%       10.50%       10.72%        7.95%        8.53%

 Net assets, end of period (in thousands)                             $926,938   $1,335,428   $1,475,350   $1,681,985   $2,395,562
 Average net assets for the period (in thousands)                   $1,150,680   $1,417,947   $1,554,032   $1,887,185   $3,012,164
 Ratio of gross expenses to average net assets(1)(2)                     0.57%        0.57%        0.58%        0.57%        0.61%
 Ratio of net expenses to average net assets(3)                          0.57%        0.57%        0.57%        0.56%        0.61%
 Ratio of net investment income/(loss) to average net assets             2.77%        2.54%        2.04%        2.01%        2.08%
 Portfolio turnover rate                                                  120%          54%          52%          52%          64%
----------------------------------------------------------------------------------------------------------------------------------






(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(3) The expense ratio reflects expenses after any expense offset arrangements.






70  Janus Aspen Series

ENTERPRISE PORTFOLIO* - INSTITUTIONAL SHARES
---------------------------------------------------------------------------------------------------------------------------------
                                                                                         Years ended December 31
                                                                         2008        2007        2006        2005         2004

 NET ASSET VALUE, BEGINNING OF PERIOD                                    $39.96      $32.97      $29.02      $25.84        $21.40

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                              0.13        0.12        0.03        0.08          0.02
 Net gain/(loss) on securities (both realized and unrealized)           (16.82)        7.15        3.92        3.10          4.42

 Total from investment operations                                       (16.69)        7.27        3.95        3.18          4.44

 LESS DISTRIBUTIONS:
 Dividends (from net investment income)                                  (0.08)      (0.08)          --          --            --
 Distributions (from capital gains)                                      (1.93)      (0.20)          --          --            --

 Total distributions                                                     (2.01)      (0.28)          --          --            --


 NET ASSET VALUE, END OF PERIOD                                          $21.26      $39.96      $32.97      $29.02        $25.84


 Total return                                                          (43.75)%      22.10%      13.61%      12.31%        20.75%

 Net assets, end of period (in thousands)                              $279,088    $565,996    $523,173    $532,085    $1,205,813
 Average net assets for the period (in thousands)                      $453,662    $550,938    $525,467    $706,963    $1,579,383
 Ratio of gross expenses to average net assets(1)(2)                      0.67%       0.68%       0.69%       0.67%         0.66%
 Ratio of net expenses to average net assets(3)                           0.67%       0.68%       0.69%       0.67%         0.66%
 Ratio of net investment income/(loss) to average net assets              0.32%       0.27%     (0.03)%     (0.01)%       (0.05)%
 Portfolio turnover rate                                                    60%         45%         41%         32%           25%
---------------------------------------------------------------------------------------------------------------------------------





 *  Formerly named Mid Cap Growth Portfolio.


(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(3) The expense ratio reflects expenses after any expense offset arrangements.






                                                        Financial highlights  71

FORTY PORTFOLIO - INSTITUTIONAL SHARES
-------------------------------------------------------------------------------------------------------------------------------
                                                                                        Years ended December 31
                                                                         2008        2007        2006        2005        2004

 NET ASSET VALUE, BEGINNING OF PERIOD                                    $41.18      $30.16      $27.68      $24.58      $20.84

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                              0.04        0.15        0.13        0.06        0.06
 Net gain/(loss) on securities (both realized and unrealized)           (18.20)       10.99        2.45        3.10        3.74

 Total from investment operations                                       (18.16)       11.14        2.58        3.16        3.80

 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)                                  (0.04)      (0.12)      (0.10)      (0.06)      (0.06)
 Distributions (from capital gains)                                          --          --          --          --          --
 Return of capital                                                       (0.01)         N/A         N/A         N/A         N/A

 Total distributions and other                                           (0.05)      (0.12)      (0.10)      (0.06)      (0.06)


 NET ASSET VALUE, END OF PERIOD                                          $22.97      $41.18      $30.16      $27.68      $24.58


 Total return                                                          (44.15)%      36.99%       9.35%      12.85%      18.23%

 Net assets, end of period (in thousands)                              $399,087    $576,503    $439,009    $560,842    $502,681
 Average net assets for the period (in thousands)                      $560,324    $485,379    $474,784    $509,092    $495,684
 Ratio of gross expenses to average net assets(1)(2)                      0.67%       0.69%(3)    0.70%(3)    0.67%       0.67%
 Ratio of net expenses to average net assets(4)                           0.67%       0.69%(3)    0.70%(3)    0.67%       0.67%
 Ratio of net investment income/(loss) to average net assets              0.16%       0.40%       0.37%       0.24%       0.24%
 Portfolio turnover rate                                                    61%         24%         44%         42%         16%
-------------------------------------------------------------------------------------------------------------------------------




(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(3) "Ratio of gross expenses to average net assets" and "Ratio of net expenses to average net assets" includes dividends on short positions. For the fiscal year 2007 and 2006, the ratio would be 0.67% and 0.70%, respectively, without the inclusion of dividends on short positions.
(4) The expense ratio reflects expenses after any expense offset arrangements.






72  Janus Aspen Series

GROWTH AND INCOME PORTFOLIO - INSTITUTIONAL SHARES
---------------------------------------------------------------------------------------------------------------------------
                                                                                      Years ended December 31
                                                                         2008        2007       2006       2005       2004

 NET ASSET VALUE, BEGINNING OF PERIOD                                    $19.89     $18.67     $17.57     $15.70     $14.11

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                              0.18       0.37       0.29       0.10       0.09
 Net gain/(loss) on securities (both realized and unrealized)            (8.32)       1.26       1.13       1.88       1.60

 Total from investment operations                                        (8.14)       1.63       1.42       1.98       1.69

 LESS DISTRIBUTIONS:
 Dividends (from net investment income)                                  (0.17)     (0.41)     (0.32)     (0.11)     (0.10)
 Distributions (from capital gains)                                          --         --         --         --         --

 Total distributions                                                     (0.17)     (0.41)     (0.32)     (0.11)     (0.10)


 NET ASSET VALUE, END OF PERIOD                                          $11.58     $19.89     $18.67     $17.57     $15.70


 Total return                                                          (41.12)%      8.70%      8.12%     12.62%     11.97%

 Net assets, end of period (in thousands)                               $19,645    $42,718    $46,586    $38,146    $27,784
 Average net assets for the period (in thousands)                       $30,929    $46,374    $43,210    $31,257    $25,658
 Ratio of gross expenses to average net assets(1)(2)                      0.91%      0.82%      0.86%      0.74%      0.77%
 Ratio of net expenses to average net assets(3)                           0.91%      0.82%      0.86%      0.74%      0.77%
 Ratio of net investment income/(loss) to average net assets              1.14%      2.02%      1.97%      0.62%      0.63%
 Portfolio turnover rate                                                    58%        74%        58%        37%        48%
---------------------------------------------------------------------------------------------------------------------------





(1) The expense ratio reflects expenses prior to any expense offset arrangements.

(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(3) The expense ratio reflects expenses after any expense offset arrangements.






                                                        Financial highlights  73

JANUS PORTFOLIO* - INSTITUTIONAL SHARES
---------------------------------------------------------------------------------------------------------------------------------
                                                                                         Years ended December 31
                                                                         2008        2007        2006        2005         2004

 NET ASSET VALUE, BEGINNING OF PERIOD                                    $26.43      $23.12      $20.86      $20.08        $19.23

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                              0.22        0.24        0.12        0.09          0.04
 Net gain/(loss) on securities (both realized and unrealized)           (10.68)        3.25        2.25        0.76          0.84

 Total from investment operations                                       (10.46)        3.49        2.37        0.85          0.88

 LESS DISTRIBUTIONS:
 Dividends (from net investment income)                                  (0.16)      (0.18)      (0.11)      (0.07)        (0.03)
 Distributions (from capital gains)                                          --          --          --          --            --

 Total distributions                                                     (0.16)      (0.18)      (0.11)      (0.07)        (0.03)


 NET ASSET VALUE, END OF PERIOD                                          $15.81      $26.43      $23.12      $20.86        $20.08


 Total return                                                          (39.70)%      15.14%      11.38%       4.23%         4.57%

 Net assets, end of period (in thousands)                              $353,051    $677,593    $677,289    $730,374    $1,177,145
 Average net assets for the period (in thousands)                      $525,042    $686,441    $693,731    $857,660    $1,462,102
 Ratio of gross expenses to average net assets(1)(2)                      0.66%       0.66%       0.69%       0.66%         0.67%
 Ratio of net expenses to average net assets(3)                           0.66%       0.66%       0.69%       0.66%         0.66%
 Ratio of net investment income/(loss) to average net assets              0.87%       0.89%       0.49%       0.31%         0.14%
 Portfolio turnover rate                                                    69%         78%         54%         87%           33%
---------------------------------------------------------------------------------------------------------------------------------





 *  Formerly named Large Cap Growth Portfolio.


(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(3) The expense ratio reflects expenses after any expense offset arrangements.






74  Janus Aspen Series

RESEARCH CORE PORTFOLIO* - INSTITUTIONAL SHARES
-----------------------------------------------------------------------------------------------------------------------
                                                                                    Years ended December 31
                                                                         2008       2007      2006      2005      2004

 NET ASSET VALUE, BEGINNING OF PERIOD                                    $25.77    $23.40    $21.31    $18.44    $16.27

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                              0.10      0.08      0.04      0.02      0.03
 Net gain/(loss) on securities (both realized and unrealized)            (8.61)      2.50      2.09      2.87      2.16

 Total from investment operations                                        (8.51)      2.58      2.13      2.89      2.19

 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)                                  (0.10)    (0.06)    (0.04)    (0.02)    (0.02)
 Distributions (from capital gains)                                      (6.82)    (0.15)        --        --        --
 Return of capital                                                       (0.04)       N/A       N/A       N/A       N/A

 Total distributions and other                                           (6.96)    (0.21)    (0.04)    (0.02)    (0.02)


 NET ASSET VALUE, END OF PERIOD                                          $10.30    $25.77    $23.40    $21.31    $18.44


 Total return                                                          (42.17)%    11.02%     9.99%    15.68%    13.44%

 Net assets, end of period (in thousands)                                $5,103   $12,198   $13,331   $12,798   $10,414
 Average net assets for the period (in thousands)                        $9,364   $12,754   $13,447   $11,057   $10,039
 Ratio of gross expenses to average net assets(1)(2)(3)                   1.20%     1.20%     1.20%     1.21%     1.23%
 Ratio of net expenses to average net assets(4)                           1.20%     1.20%     1.20%     1.20%     1.23%
 Ratio of net investment income/(loss) to average net assets              0.57%     0.27%     0.15%     0.06%     0.14%
 Portfolio turnover rate                                                   129%      124%       51%       62%       65%
-----------------------------------------------------------------------------------------------------------------------





 *  Formerly named Fundamental Equity Portfolio.


(1) The expense ratio reflects expenses prior to any expense offset arrangements.


(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

(3) The ratio was 1.98% in 2008, 1.48% in 2007, 1.73% in 2006, 1.44% in 2005,
    and 1.52% in 2004 before waiver of certain fees incurred by the Portfolio.

(4) The expense ratio reflects expenses after any expense offset arrangements.






                                                        Financial highlights  75

OVERSEAS PORTFOLIO* - INSTITUTIONAL SHARES
-------------------------------------------------------------------------------------------------------------------------------
                                                                                        Years ended December 31
                                                                         2008        2007        2006        2005        2004

 NET ASSET VALUE, BEGINNING OF PERIOD                                    $65.36      $51.21      $35.54      $27.19      $23.06

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                              0.76        0.50        0.56        0.41        0.30
 Net gain/(loss) on securities (both realized and unrealized)           (30.76)       14.02       15.97        8.30        4.05

 Total from investment operations                                       (30.00)       14.52       16.53        8.71        4.35

 LESS DISTRIBUTIONS:
 Dividends (from net investment income)                                  (0.63)      (0.37)      (0.86)      (0.36)      (0.22)
 Distributions (from capital gains)                                      (8.24)          --          --          --          --

 Total distributions                                                     (8.87)      (0.37)      (0.86)      (0.36)      (0.22)


 NET ASSET VALUE, END OF PERIOD                                          $26.49      $65.36      $51.21      $35.54      $27.19


 Total return                                                          (52.04)%      28.41%      46.98%      32.28%      18.99%

 Net assets, end of period (in thousands)                              $402,911    $987,570    $844,734    $549,948    $465,055
 Average net assets for the period (in thousands)                      $736,913    $915,608    $691,150    $473,781    $556,677
 Ratio of gross expenses to average net assets(1)(2)                      0.69%       0.70%       0.71%       0.70%       0.69%
 Ratio of net expenses to average net assets(3)                           0.69%       0.70%       0.71%       0.70%       0.68%
 Ratio of net investment income/(loss) to average net assets              1.31%       0.70%       1.79%       1.05%       1.02%
 Portfolio turnover rate                                                    56%         59%         60%         57%         65%
-------------------------------------------------------------------------------------------------------------------------------





 *  Formerly named International Growth Portfolio.

(1) The expense ratio reflects expenses prior to any expense offset arrangements.

(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(3) The expense ratio reflects expenses after any expense offset arrangements.






76  Janus Aspen Series

WORLDWIDE PORTFOLIO* - INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------------------------
                                                                                       Years ended December 31
                                                                     2008          2007          2006          2005          2004

 NET ASSET VALUE, BEGINNING OF PERIOD                                $35.35         $32.48        $27.96        $26.78        $25.82

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                          0.37           0.27          0.54          0.44          0.28
 Net gain/(loss) on securities (both realized and unrealized)       (16.11)           2.87          4.50          1.11          0.94

 Total from investment operations                                   (15.74)           3.14          5.04          1.55          1.22

 LESS DISTRIBUTIONS:
 Dividends (from net investment income)                              (0.34)         (0.27)        (0.52)        (0.37)        (0.26)
 Distributions (from capital gains)                                      --             --            --            --            --

 Total distributions                                                 (0.34)         (0.27)        (0.52)        (0.37)        (0.26)


 NET ASSET VALUE, END OF PERIOD                                      $19.27         $35.35        $32.48        $27.96        $26.78


 Total return                                                      (44.69)%          9.66%        18.24%         5.87%         4.78%

 Net assets, end of period (in thousands)                          $522,295     $1,119,569    $1,208,155    $1,464,300    $2,491,921
 Average net assets for the period (in thousands)                  $826,712     $1,207,006    $1,271,755    $1,767,226    $3,232,578
 Ratio of gross expenses to average net assets(1)(2)(3)               0.53%          0.67%         0.61%         0.61%         0.66%
 Ratio of net expenses to average net assets(4)                       0.53%          0.67%         0.61%         0.61%         0.66%
 Ratio of net investment income/(loss) to average net assets          1.26%          0.70%         1.59%         1.33%         0.99%
 Portfolio turnover rate                                                14%            26%           46%           41%          120%
------------------------------------------------------------------------------------------------------------------------------------





 *  Formerly named Worldwide Growth Portfolio.


(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.
(3) The ratio was 0.64% in 2006 before waiver of certain fees and/or reduction of adviser's fees.
(4) The expense ratio reflects expenses after any expense offset arrangements.






                                                        Financial highlights  77

GLOBAL LIFE SCIENCES PORTFOLIO - INSTITUTIONAL SHARES
---------------------------------------------------------------------------------------------------------------------------
                                                                                      Years ended December 31
                                                                         2008        2007       2006       2005       2004

 NET ASSET VALUE, BEGINNING OF PERIOD                                    $11.63      $9.53      $8.94      $7.94      $6.93

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                              0.04       0.05       0.05       0.03       0.02
 Net gain/(loss) on securities (both realized and unrealized)            (3.40)       2.05       0.54       0.97       0.99

 Total from investment operations                                        (3.36)       2.10       0.59       1.00       1.01

 LESS DISTRIBUTIONS:
 Dividends (from net investment income)                                      --         --         --         --         --
 Distributions (from capital gains)                                          --         --         --         --         --

 Total distributions                                                         --         --         --         --         --


 NET ASSET VALUE, END OF PERIOD                                           $8.27     $11.63      $9.53      $8.94      $7.94


 Total return                                                          (28.89)%     22.04%      6.60%     12.59%     14.57%

 Net assets, end of period (in thousands)                                $2,247     $3,505     $3,428     $3,879     $4,088
 Average net assets for the period (in thousands)                        $2,908     $3,391     $3,913     $3,733     $3,998
 Ratio of gross expenses to average net assets(1)(2)(3)                   1.24%      1.09%      1.10%      0.95%      0.90%
 Ratio of net expenses to average net assets(4)                           1.24%      1.09%      1.10%      0.95%      0.90%
 Ratio of net investment income/(loss) to average net assets            (0.10)%    (0.38)%    (0.48)%    (0.53)%    (0.42)%
 Portfolio turnover rate                                                    87%        81%        80%        89%       108%
---------------------------------------------------------------------------------------------------------------------------




(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(3) The ratio was 1.46% in 2008 before waiver of certain fees incurred by the Portfolio.

(4) The expense ratio reflects expenses after any expense offset arrangements.






78  Janus Aspen Series

GLOBAL TECHNOLOGY PORTFOLIO - INSTITUTIONAL SHARES
-----------------------------------------------------------------------------------------------------------------------
                                                                                    Years ended December 31
                                                                         2008       2007      2006      2005      2004

 NET ASSET VALUE, BEGINNING OF PERIOD                                     $5.02     $4.13     $3.82     $3.42     $3.39

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                              0.09        --      0.03      0.05      0.02
 Net gain/(loss) on securities (both realized and unrealized)            (2.28)      0.91      0.28      0.35      0.01

 Total from investment operations                                        (2.19)      0.91      0.31      0.40      0.03

 LESS DISTRIBUTIONS:
 Dividends (from net investment income)                                  (0.01)    (0.02)        --        --        --
 Distributions (from capital gains)                                          --        --        --        --        --

 Total distributions                                                     (0.01)    (0.02)        --        --        --


 NET ASSET VALUE, END OF PERIOD                                           $2.82     $5.02     $4.13     $3.82     $3.42


 Total return                                                          (43.70)%    22.07%     8.12%    11.70%     0.88%

 Net assets, end of period (in thousands)                                $1,395    $4,093    $2,673    $2,989    $4,423
 Average net assets for the period (in thousands)                        $3,000    $3,293    $2,823    $3,100    $4,887
 Ratio of gross expenses to average net assets(1)(2)                      0.85%(3)  0.82%(3)  0.83%     0.73%     0.72%
 Ratio of net expenses to average net assets(4)                           0.85%(3)  0.82%(3)  0.83%     0.73%     0.72%
 Ratio of net investment income/(loss) to average net assets              0.06%     0.70%     0.13%     0.01%     0.19%
 Portfolio turnover rate                                                    92%       67%       89%       42%       30%
-----------------------------------------------------------------------------------------------------------------------




(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(3) "Ratio of gross expenses to average net assets" and "Ratio of net expenses to average net assets" included dividends on short positions. The effect of short sale dividend expenses was less than 0.01%.

(4) The expense ratio reflects expenses after any expense offset arrangements.




                                                        Financial highlights  79

MID CAP VALUE PORTFOLIO - INSTITUTIONAL SHARES
---------------------------------------------------------------------------------------------------------------------------
                                                                                      Years ended December 31
                                                                         2008        2007       2006       2005       2004

 NET ASSET VALUE, BEGINNING OF PERIOD                                    $16.77     $16.64     $15.32     $15.54     $13.61

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                              0.07       0.27       0.20       0.19       0.04
 Net gain/(loss) on securities (both realized and unrealized)            (4.27)       0.99       2.06       1.31       2.39

 Total from investment operations                                        (4.20)       1.26       2.26       1.50       2.43

 LESS DISTRIBUTIONS:
 Dividends (from net investment income)                                  (0.08)     (0.27)     (0.20)     (0.13)     (0.04)
 Distributions (from capital gains)                                      (1.78)     (0.86)     (0.74)     (1.59)     (0.46)

 Total distributions                                                     (1.86)     (1.13)     (0.94)     (1.72)     (0.50)


 NET ASSET VALUE, END OF PERIOD                                          $10.71     $16.77     $16.64     $15.32     $15.54


 Total return                                                          (27.68)%(1)   7.42%     15.42%     10.43%     18.19%

 Net assets, end of period (in thousands)                               $14,221    $12,758    $11,227     $9,922    $10,099
 Average net assets for the period (in thousands)                       $13,956    $13,220     $9,223    $10,160     $8,108
 Ratio of gross expenses to average net assets(2)(3)(4)                   1.24%      0.92%      0.94%      0.87%      1.01%
 Ratio of net expenses to average net assets(5)                           1.24%      0.91%      0.94%      0.86%      1.01%
 Ratio of net investment income/(loss) to average net assets              0.97%      1.66%      1.45%      1.16%      0.31%
 Portfolio turnover rate                                                   100%        83%        89%        74%        92%
---------------------------------------------------------------------------------------------------------------------------





(1) The subadviser reimbursed the Portfolio for a security transaction error. The impact on performance due to the reimbursement was 1.74%.

(2) The expense ratio reflects expenses prior to any expense offset arrangements.
(3) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.

(4) The ratio was 1.30% in 2008 before waiver of certain fees incurred by the Portfolio.

(5) The expense ratio reflects expenses after any expense offset arrangements.







80  Janus Aspen Series

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Portfolios may invest. The Portfolios may invest in these instruments to the extent permitted by their investment objectives and policies. The Portfolios are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Portfolio purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Portfolio may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Portfolio could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Portfolio may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Portfolio's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Portfolio may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Portfolio would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less

                                                Glossary of investment terms  81
  servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Portfolio may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Portfolio sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Portfolio pledges a mortgage-related security to a dealer to obtain cash.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Portfolio must pay if these investments are profitable, the Portfolios may make various elections permitted by the tax laws. These elections could require that a Portfolio recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are



82  Janus Aspen Series
  supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Portfolio may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Portfolio may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Portfolio may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).




                                                Glossary of investment terms  83

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Portfolio may purchase and write put and call options on securities, securities indices, and foreign currencies. A Portfolio may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES


  CASH SWEEP PROGRAM is an arrangement in which a Portfolio's uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.


  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of more than 25% of a Portfolio's total assets in an industry or group of industries.

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain portfolios, while others do not emphasize investments in companies of any particular size.

  NONDIVERSIFICATION is a classification given to a portfolio under the 1940 Act. Portfolios are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a portfolio may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A portfolio that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a portfolio that is classified as "diversified." This gives a "nondiversified" portfolio more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a portfolio but also may increase the risk of a portfolio.

  REPURCHASE AGREEMENTS involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Portfolio may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Portfolio owns, or the Portfolio has the right to obtain the amount of the security sold short at a specified date in the future. A Portfolio may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain. For short sales, the Portfolio will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Portfolio will realize a short-term capital gain. Although a Portfolio's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.




84  Janus Aspen Series

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.





                                                Glossary of investment terms  85

EXPLANATION OF RATING CATEGORIES
--------------------------------------------------------------------------------


  The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital and Perkins consider security ratings when making investment decisions, they also perform their own investment analysis and do not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICE


  BOND RATING                     EXPLANATION
  ---------------------------------------------------------------------------------------------------------------------
  Investment Grade

  AAA...........................  Highest rating; extremely strong capacity to pay principal and interest.

  AA............................  High quality; very strong capacity to pay principal and interest.

  A.............................  Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.

  BBB...........................  Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.

  Non-Investment Grade

  BB............................  Less vulnerable to nonpayment than other speculative issues; major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  B.............................  More vulnerable to nonpayment than obligations rated 'BB', but capacity to meet its financial commitment on the obligation; adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

  CCC...........................  Currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

  CC............................  Currently highly vulnerable to nonpayment.

  C.............................  Currently highly vulnerable to nonpayment; a bankruptcy petition may have been filed or similar action taken, but payments on the obligation are being continued.

  D.............................  In default.



FITCH, INC.


  BOND RATING                     EXPLANATION
  ---------------------------------------------------------------------------------------------------------------------
  Investment Grade

  AAA...........................  Highest credit quality. Denotes the lowest expectation of credit risk. Exceptionally strong capacity for payment of financial commitments.

  AA............................  Very high credit quality. Denotes expectations of very low credit risk. Very strong capacity for payment of financial commitments.

  A.............................  High credit quality. Denotes expectations of low credit risk. Strong capacity for payment of financial commitments. May be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

  BBB...........................  Good credit quality. Currently expectations of low credit risk. Capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity than is the case for higher ratings.

  Non-Investment Grade

  BB............................  Speculative. Indicates possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may be available to allow financial commitments to be met.

  B.............................  Highly speculative. May indicate distressed or defaulted obligations with potential for extremely high recoveries.

  CCC...........................  May indicate distressed or defaulted obligations with potential for superior to average levels of recovery.

  CC............................  May indicate distressed or defaulted obligations with potential for average or below-
                                  average levels of recovery.

  C.............................  May indicate distressed or defaulted obligations with potential for below-average to poor recoveries.

  D.............................  In default.




86  Janus Aspen Series

MOODY'S INVESTORS
SERVICE, INC.

  BOND RATING                     EXPLANATION
  ---------------------------------------------------------------------------------------------------------------------
  Investment Grade

  Aaa...........................  Highest quality, smallest degree of investment risk.

  Aa............................  High quality; together with Aaa bonds, they compose the high-grade bond group.

  A.............................  Upper to medium-grade obligations; many favorable investment attributes.

  Baa...........................  Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.

  Non-Investment Grade

  Ba............................  More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.

  B.............................  Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.

  Caa...........................  Poor standing, may be in default; elements of danger with respect to principal or interest payments.

  Ca............................  Speculative in a high degree; could be in default or have other marked shortcomings.

  C.............................  Lowest rated; extremely poor prospects of ever attaining investment standing.



  Unrated securities will be treated as non-investment grade securities unless the portfolio managers and/or investment personnel determine that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies ("split rated securities"), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security; (ii) the lowest rating if only two agencies provide a rating for the security; or (iii) the rating assigned if only one agency rates the security.

SECURITIES HOLDINGS BY RATING CATEGORY


  During the year ended December 31, 2008, the percentage of securities holdings for Flexible Bond Portfolio by rating category based upon a weighted monthly average was:



  FLEXIBLE BOND PORTFOLIO
  --------------------------------------------------------------------------------------------------
   BONDS AND LOANS-S&P RATING:
   AAA                                                                                       61.75%
   AA                                                                                         2.66%
   A                                                                                         10.79%
   BBB                                                                                       16.45%
   BB                                                                                         4.09%
   B                                                                                          2.39%
   CCC                                                                                           --
   CC                                                                                            --
   C                                                                                             --
   Not Rated                                                                                  0.37%
   Preferred Stock                                                                               --
   Cash and Options                                                                           1.50%
   TOTAL                                                                                    100.00%
  --------------------------------------------------------------------------------------------------





  No other Portfolio described in this Prospectus held 5% or more of its assets in bonds rated below investment grade for the year ended December 31, 2008.





                                            Explanation of rating categories  87

                       This page intentionally left blank.

                       This page intentionally left blank.

                   You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report, free of charge, by contacting your insurance company or plan sponsor, or by contacting a Janus representative at 1-877-335-2687. The Portfolios' Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janus.com/info. Additional information about the Portfolios' investments is available in the Portfolios' annual and semiannual reports. In the Portfolios' annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Portfolios.


                   The Statement of Additional Information
                   provides detailed information about the
                   Portfolios and is incorporated into this Prospectus by reference. You may review and copy information about the Portfolios (including the Portfolios' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-
                   8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Portfolios from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                                  (JANUS LOGO)


                               janus.com/info


                               151 Detroit Street
                               Denver, CO 80206-4805
                               1-877-335-2687

            The Trust's Investment Company Act File No. is 811-7736.

                            May 1, 2009


                            BOND
                              Flexible Bond Portfolio
                            GROWTH & CORE
                              Balanced Portfolio
                              Enterprise Portfolio
                                 (formerly named Mid Cap Growth Portfolio)
                              Forty Portfolio
                              Growth and Income Portfolio
                              Janus Portfolio
                                 (formerly named Large Cap Growth Portfolio)
                              Research Core Portfolio
                                 (formerly named Fundamental Equity Portfolio)
                            INTERNATIONAL & GLOBAL
                              Overseas Portfolio
                                 (formerly named International Growth Portfolio)
                              Worldwide Portfolio
                                 (formerly named Worldwide Growth Portfolio)
                            RISK-MANAGED
                              Janus Aspen INTECH Risk-Managed Core Portfolio
                            SPECIALTY EQUITY
                              Global Life Sciences Portfolio
                              Global Technology Portfolio
                            VALUE
                              Janus Aspen Perkins Mid Cap Value Portfolio
                                 (formerly named Mid Cap Value Portfolio)






                            JANUS ASPEN SERIES
                              SERVICE SHARES

                                Prospectus



The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)




       This Prospectus describes thirteen series (each, a "Portfolio" and collectively, the "Portfolios") of Janus Aspen Series (the "Trust") with a variety of investment objectives, including growth of capital, capital appreciation, current income, and a combination of growth and income. Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Portfolio. Janus Aspen INTECH Risk-Managed Core Portfolio is subadvised by INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC). Janus Aspen Perkins Mid Cap Value Portfolio is subadvised by Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC).


       Each Portfolio of Janus Aspen Series currently offers one or more classes of shares. The Service Shares (the "Shares") are offered by this Prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, "variable insurance contracts"), as well as certain qualified retirement plans.

       Janus Aspen Series - Service Shares sells and redeems its Shares at net asset value without sales charges, commissions, or redemption fees. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. Certain Portfolios may not be available in connection with a particular contract, and certain contracts may limit allocations among the Portfolios. Refer to the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

       Certain Janus Aspen Series Portfolios have similar investment objectives and similar principal strategies to corresponding Janus retail funds. Although it is anticipated that a Portfolio and its corresponding retail fund will hold similar securities, differences in asset size, expenses, cash flow needs, and other factors may result in differences in investment performance.

       This Prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolios.

TABLE OF CONTENTS
--------------------------------------------------------------------------------





RISK/RETURN SUMMARY
  Flexible Bond Portfolio.....................................................     2
  Balanced Portfolio..........................................................     5
  Enterprise Portfolio........................................................     8
  Forty Portfolio.............................................................    11
  Growth and Income Portfolio.................................................    14
  Janus Portfolio.............................................................    17
  Research Core Portfolio.....................................................    20
  Overseas Portfolio..........................................................    23
  Worldwide Portfolio.........................................................    26
  Janus Aspen INTECH Risk-Managed Core Portfolio..............................    29
  Global Life Sciences Portfolio..............................................    32
  Global Technology Portfolio.................................................    35
  Janus Aspen Perkins Mid Cap Value Portfolio.................................    38

FEES AND EXPENSES.............................................................    41

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Frequently asked questions about principal investment strategies............    44
  Risks.......................................................................    47
  Frequently asked questions about certain risks..............................    48
  General portfolio policies..................................................    50

MANAGEMENT OF THE PORTFOLIOS
  Investment adviser..........................................................    56
  Management expenses.........................................................    57
  Subadvisers.................................................................    61
  Investment personnel........................................................    61

OTHER INFORMATION.............................................................    65

DISTRIBUTIONS AND TAXES.......................................................    68

SHAREHOLDER'S GUIDE
  Pricing of portfolio shares.................................................    69
  Distribution and service fees...............................................    70
  Payments to financial intermediaries by Janus Capital or its affiliates.....    70
  Purchases...................................................................    71
  Redemptions.................................................................    71
  Excessive trading...........................................................    72
  Shareholder communications..................................................    74

FINANCIAL HIGHLIGHTS..........................................................    75

GLOSSARY OF INVESTMENT TERMS..................................................    88

EXPLANATION OF RATING CATEGORIES..............................................    93






                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


FLEXIBLE BOND PORTFOLIO

  Flexible Bond Portfolio (the "Portfolio") is designed for long-term investors who primarily seek total return.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  FLEXIBLE BOND PORTFOLIO seeks to obtain maximum total return, consistent with preservation of capital.


  The Portfolio's Board of Trustees may change this objective or the Portfolio's principal investment strategies without a shareholder vote. As described below, the Portfolio has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name. The Portfolio will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Portfolio's objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Portfolio pursues its investment objective by primarily investing, under normal circumstances, at least 80% of its assets in bonds. Bonds include, but are not limited to, government bonds, corporate bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. The Portfolio will invest at least 65% of its assets in investment grade debt securities and will maintain an average-weighted effective maturity of five to ten years. The Portfolio will limit its investment in high-yield/high-risk bonds to 35% or less of its net assets. The Portfolio generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion. Due to the nature of the securities in which the Portfolio invests, it may have relatively high portfolio turnover compared to other Portfolios.


  In addition to considering economic factors such as the effect of interest rates on the Portfolio's investments, the portfolio managers apply a "bottom up" approach in choosing investments. This means that the portfolio managers look at securities one at a time to determine if a security is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies. If the portfolio managers are unable to find such investments, the Portfolio's uninvested assets may be held in cash or similar investments, subject to the Portfolio's specific investment policies.



  Within the parameters of its specific investment policies, the Portfolio may invest its assets in derivatives (by taking long and/or short positions). The Portfolio may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.


MAIN INVESTMENT RISKS

  Although the Portfolio may be less volatile than funds that invest most of their assets in common stocks, the Portfolio's returns and yields will vary, and you could lose money.


  FIXED-INCOME SECURITIES RISK. The Portfolio invests in a variety of fixed-income securities. Typically, the values of fixed-income securities change inversely with interest rates. Therefore, a fundamental risk of these securities is that their value will generally decline as prevailing interest rates rise, which may cause the Portfolio's net asset value ("NAV") to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is a risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments and may result in the Portfolio having to reinvest its proceeds in lower yielding securities. Collateral related to such investments may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.


  MARKET RISK. The value of the Portfolio's holdings may decrease if the value of an individual company or multiple companies in the Portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect.

2  Janus Aspen Series

  Regardless of how well individual companies perform, the value of the Portfolio's holdings could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Portfolio invests. If the value of the Portfolio's holdings decreases, the Portfolio's net asset value ("NAV") will also decrease, which means if you sell your shares in the Portfolio you may lose money.



  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Portfolio such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Portfolio expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Portfolio's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.


  HIGH-YIELD/HIGH-RISK BOND RISK. The Portfolio will limit its investments in high-yield/high-risk bonds, also known as "junk" bonds, to 35% or less of its net assets. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities. The issuers are typically in poor financial health. Because of these factors, the performance and NAV of the Portfolio may vary significantly, depending upon its holdings of high-yield/high-risk bonds.

  PORTFOLIO TURNOVER RISK. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Portfolio. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Portfolio. If the counterparty to a derivative transaction defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio's losses are theoretically unlimited.


  An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.




                                                          Risk/return summary  3

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in Flexible Bond Portfolio by showing how the Portfolio's performance has varied over time. The Portfolio's Service Shares commenced operations on December 31, 1999. The returns shown for the Service Shares for periods prior to December 31, 1999 reflect the historical performance of a different class of shares (the Institutional Shares), restated based on the Service Shares' estimated fees and expenses (ignoring any fee and expense limitations). The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Portfolio's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Portfolio's past performance does not necessarily indicate how it will perform in the future.

  FLEXIBLE BOND PORTFOLIO - SERVICE SHARES


       Annual returns for periods ended 12/31
             1.30%    6.00%    7.49%   10.16%    6.17%    3.70%    1.76%    3.98%    6.80%    5.71%
             1999     2000     2001     2002     2003     2004     2005     2006     2007     2008

       Best Quarter:  3rd-2002 5.66%     Worst Quarter:  2nd-2004 (2.97)%






                                                     Average annual total return for periods ended 12/31/08
                                                     ------------------------------------------------------
                                                                                            Since Inception
                                                        1 year     5 years     10 years        (9/13/93)
  Flexible Bond Portfolio - Service Shares               5.71%      4.36%        5.27%           6.80%
  Barclays Capital U.S. Aggregate Bond Index(1)          5.24%      4.65%        5.63%           6.02%
    (reflects no deduction for fees or expenses)
                                                      -----------------------------------------------------



  (1) The Barclays Capital U.S. Aggregate Bond Index (formerly named Lehman Brothers U.S. Aggregate Bond Index) is made up of the Barclays Capital U.S. Government/Corporate Bond Index (formerly named Lehman Brothers Government/Corporate Bond Index), Mortgage-Backed Securities Index, and Asset-Backed Securities Index, including securities that are of investment grade quality or better, have at least one year to maturity, and have an outstanding par value of at least $100 million. Pursuant to an acquisition, the Lehman Brothers indices were acquired by Barclays Capital.




4  Janus Aspen Series

BALANCED PORTFOLIO

  Balanced Portfolio (the "Portfolio") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although the Portfolio may also emphasize some degree of income, it is not designed for investors who desire a certain level of income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  BALANCED PORTFOLIO seeks long-term capital growth, consistent with preservation of capital and balanced by current income.

  The Portfolio's Board of Trustees may change this objective or the Portfolio's principal investment strategies without a shareholder vote. The Portfolio will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Portfolio's objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Portfolio pursues its investment objective by normally investing 50-60% of its assets in equity securities selected primarily for their growth potential and 40-50% of its assets in securities selected primarily for their income potential. The Portfolio normally invests at least 25% of its assets in fixed-income senior securities.

  In choosing investments for the Portfolio, the portfolio managers apply a "bottom up" approach with one portfolio manager focusing on the equity portion of the Portfolio and the other portfolio manager focusing on the fixed-income portion of the Portfolio. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies. If the portfolio managers are unable to find such investments, the Portfolio's uninvested assets may be held in cash or similar investments, subject to the Portfolio's specific investment policies. The portfolio managers share day-to-day responsibility for the Portfolio's investments.

  Within the parameters of its specific investment policies, the Portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets.


  Within the parameters of its specific investment policies, the Portfolio may invest its assets in derivatives (by taking long and/or short positions). The Portfolio may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.


MAIN INVESTMENT RISKS


  The biggest risk is that the Portfolio's returns may vary, and you could lose money. The Portfolio is designed for long-term investors seeking a balanced portfolio, including common stocks and bonds. Common stocks tend to be more volatile than many other investment choices.



  MARKET RISK. The value of the Portfolio's holdings may decrease if the value of an individual company or multiple companies in the Portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Portfolio's holdings could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Portfolio invests. If the value of the Portfolio's holdings decreases, the Portfolio's net asset value ("NAV") will also decrease, which means if you sell your shares in the Portfolio you may lose money.



  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Portfolio such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio




                                                          Risk/return summary  5
  turnover, a decrease in net asset value, and an increase in Portfolio expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Portfolio's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.


  GROWTH SECURITIES RISK. The Portfolio often invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio managers' perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Portfolio's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  FIXED-INCOME SECURITIES RISK. The income component of the Portfolio's holdings includes fixed-income securities. Typically, the values of fixed-income securities change inversely with interest rates. Therefore, a fundamental risk of fixed-income securities is that their value will generally decline as prevailing interest rates rise which may cause the Portfolio's NAV to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments and may result in the Portfolio having to reinvest its proceeds in lower yielding securities. Collateral related to such investments also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.


  FOREIGN EXPOSURE RISK. The Portfolio may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio's performance than it would in a more geographically diversified portfolio. The Portfolio's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Portfolio. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Portfolio. If the counterparty to a derivative transaction defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio's losses are theoretically unlimited.


  An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.




6  Janus Aspen Series

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time. The Portfolio's Service Shares commenced operations on December 31, 1999. The returns shown for the Service Shares for periods prior to December 31, 1999 reflect the historical performance of a different class of shares (the Institutional Shares), restated based on the Service Shares' estimated fees and expenses (ignoring any fee and expense limitations). The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.

  The Portfolio's past performance does not necessarily indicate how it will perform in the future.

  BALANCED PORTFOLIO - SERVICE SHARES


       Annual returns for periods ended 12/31
            26.03%   (1.37)%  (4.90)%  (6.67)%  13.72%    8.29%    7.62%   10.41%   10.29%  (16.06)%
             1999     2000     2001     2002     2003     2004     2005     2006     2007     2008

       Best Quarter:  4th-1999 15.86%     Worst Quarter:  3rd-2008 (7.84)%






                                                               Average annual total return for periods ended 12/31/08
                                                               ------------------------------------------------------
                                                                                                      Since Inception
                                                                 1 year      5 years     10 years        (9/13/93)
  Balanced Portfolio - Service Shares                           (16.06)%       3.57%        4.10%          9.20%
  S&P 500(R) Index(1)
    (reflects no deduction for fees or expenses)                (37.00)%     (2.19)%      (1.38)%          6.45%
  Barclays Capital U.S. Government/Credit Bond Index(2)
    (reflects no deduction for fees or expenses)                   5.70%       4.64%        5.64%          6.00%
  Balanced Index(3)
    (reflects no deduction for fees or expenses)                (19.84)%       1.07%        2.06%          6.56%
                                                              -------------------------------------------------------



  (1) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
  (2) The Barclays Capital U.S. Government/Credit Bond Index (formerly named Lehman Brothers U.S. Government/Credit Bond Index) is composed of all bonds that are of investment grade with at least one year until maturity. Pursuant to an acquisition, the Lehman Brothers indices were acquired by Barclays Capital.
  (3) The Balanced Index is a hypothetical combination of unmanaged indices. This internally calculated index combines the total returns from the S&P 500(R) Index (55%) and the Barclays Capital U.S. Government/Credit Bond Index (formerly named Lehman Brothers U.S. Government/Credit Bond Index) (45%). Pursuant to an acquisition, the Lehman Brothers indices were acquired by Barclays Capital.



                                                          Risk/return summary  7

ENTERPRISE PORTFOLIO

  Enterprise Portfolio (the "Portfolio") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  ENTERPRISE PORTFOLIO seeks long-term growth of capital.

  The Portfolio's Board of Trustees may change this objective or the Portfolio's principal investment strategies without a shareholder vote. The Portfolio will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Portfolio's objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


  The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential, and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap(R) Growth Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the index will vary, but as of December 31, 2008, they ranged from approximately $24 million to $14.9 billion.


  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies. If the portfolio manager is unable to find such investments, the Portfolio's uninvested assets may be held in cash or similar investments, subject to the Portfolio's specific investment policies.

  Within the parameters of its specific investment policies, the Portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets.


  Within the parameters of its specific investment policies, the Portfolio may invest its assets in derivatives (by taking long and/or short positions). The Portfolio may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.


MAIN INVESTMENT RISKS


  The biggest risk is that the Portfolio's returns may vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.



  MARKET RISK. The value of the Portfolio's holdings may decrease if the value of an individual company or multiple companies in the Portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Portfolio's holdings could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Portfolio invests. If the value of the Portfolio's holdings decreases, the Portfolio's net asset value ("NAV") will also decrease, which means if you sell your shares in the Portfolio you may lose money.



  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Portfolio such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Portfolio expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Portfolio's ability to achieve its investment objective. The market's behavior is unpredictable and it is




8  Janus Aspen Series
  impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.



  MID-SIZED COMPANIES RISK. Due to the Portfolio's investments in securities issued by mid-sized companies, the Portfolio's NAV may fluctuate more than that of a fund investing primarily in large companies. Mid-sized companies' securities may pose greater market, liquidity, and information risks because of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack in management depth. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies. These holdings tend to be less liquid than stocks of larger companies and could have a significant adverse effect on the Portfolio's returns, especially as market conditions change.


  GROWTH SECURITIES RISK. The Portfolio often invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Portfolio's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.

  FOREIGN EXPOSURE RISK. The Portfolio may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio's performance than it would in a more geographically diversified portfolio. The Portfolio's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Portfolio. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Portfolio. If the counterparty to a derivative transaction defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio's losses are theoretically unlimited.


  An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.




                                                          Risk/return summary  9

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time. The Portfolio's Service Shares commenced operations on December 31, 1999. The returns shown for the Service Shares for periods prior to December 31, 1999 reflect the historical performance of a different class of shares (the Institutional Shares), restated based on the Service Shares' estimated fees and expenses (ignoring any fee and expense limitations). The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.

  The Portfolio's past performance does not necessarily indicate how it will perform in the future.

  ENTERPRISE PORTFOLIO* - SERVICE SHARES


       Annual returns for periods ended 12/31
            123.16% (31.78)% (39.59)% (28.12)%  34.76%   20.48%   12.03%   13.31%   21.74%  (43.86)%
             1999     2000     2001     2002     2003     2004     2005     2006     2007     2008

       Best Quarter:  4th-1999 58.17%     Worst Quarter:  1st-2001 (32.17)%






                                                    Average annual total return for periods ended 12/31/08
                                                    ------------------------------------------------------
                                                                                           Since Inception
                                                      1 year      5 years     10 years        (9/13/93)
  Enterprise Portfolio - Service Shares              (43.86)%       0.89%      (0.71)%          6.54%
  Russell Midcap(R) Growth Index(1)                  (44.32)%     (2.33)%      (0.19)%          5.54%
    (reflects no deduction for fees or expenses)
  S&P MidCap 400 Index(2)                            (36.23)%     (0.08)%        4.46%          9.20%
    (reflects no deduction for fees or expenses)
                                                   -------------------------------------------------------





    * Formerly named Mid Cap Growth Portfolio. On May 1, 2009, the Portfolio changed its name and certain investment policies. Prior to that time, the Portfolio invested at least 80% of its assets in mid-sized companies.

  (1) The Russell Midcap(R) Growth Index measures the performance of those Russell Midcap(R) companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000(R) Growth Index.
  (2) The S&P MidCap 400 Index is an unmanaged group of 400 domestic stocks chosen for their market size, liquidity, and industry group representation.




10  Janus Aspen Series

FORTY PORTFOLIO

  Forty Portfolio (the "Portfolio") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  FORTY PORTFOLIO seeks long-term growth of capital.

  The Portfolio's Board of Trustees may change this objective or the Portfolio's principal investment strategies without a shareholder vote. The Portfolio will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Portfolio's objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Portfolio pursues its investment objective by normally investing primarily in a core group of 20-40 common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies. If the portfolio manager is unable to find such investments, the Portfolio's uninvested assets may be held in cash or similar investments, subject to the Portfolio's specific investment policies.

  Within the parameters of its specific investment policies, the Portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets.


  Within the parameters of its specific investment policies, the Portfolio may invest its assets in derivatives (by taking long and/or short positions). The Portfolio may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.


MAIN INVESTMENT RISKS


  The biggest risk is that the Portfolio's returns may vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.



  MARKET RISK. The value of the Portfolio's holdings may decrease if the value of an individual company or multiple companies in the Portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Portfolio's holdings could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Portfolio invests. If the value of the Portfolio's holdings decreases, the Portfolio's net asset value ("NAV") will also decrease, which means if you sell your shares in the Portfolio you may lose money.



  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Portfolio such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Portfolio expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Portfolio's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.





                                                         Risk/return summary  11

  GROWTH SECURITIES RISK. The Portfolio often invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Portfolio's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.

  NONDIVERSIFICATION RISK. The Portfolio is classified as nondiversified under the Investment Company Act of 1940, as amended. As a result, an increase or decrease in the value of a single security may have a greater impact on the Portfolio's NAV and total return. Being nondiversified may also make the Portfolio more susceptible to financial, economic, political, or other developments that may impact a security. Although the Portfolio may satisfy the requirements for a diversified portfolio, its nondiversified classification gives the portfolio manager more flexibility to hold larger positions in a smaller number of securities than a portfolio that is classified as diversified.

  FOREIGN EXPOSURE RISK. The Portfolio may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio's performance than it would in a more geographically diversified portfolio. The Portfolio's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Portfolio. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Portfolio. If the counterparty to a derivative transaction defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio's losses are theoretically unlimited.


  An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.




12  Janus Aspen Series

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time. The Portfolio's Service Shares commenced operations on December 31, 1999. The returns shown for the Service Shares for periods prior to December 31, 1999 reflect the historical performance of a different class of shares (the Institutional Shares), restated based on the Service Shares' estimated fees and expenses (ignoring any fee and expense limitations). The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.

  The Portfolio's past performance does not necessarily indicate how it will perform in the future.

  FORTY PORTFOLIO - SERVICE SHARES


       Annual returns for periods ended 12/31
            64.60%  (18.37)% (21.83)% (15.93)%  20.23%   17.97%   12.56%    9.12%   36.63%  (44.31)%
             1999     2000     2001     2002     2003     2004     2005     2006     2007     2008

       Best Quarter:  4th-1999 40.00%     Worst Quarter:  3rd-2008 (25.39)%






                                                    Average annual total return for periods ended 12/31/08
                                                    ------------------------------------------------------
                                                                                           Since Inception
                                                      1 year      5 years     10 years         (5/1/97)
  Forty Portfolio - Service Shares                   (44.31)%       1.97%        1.59%          7.58%
  Russell 1000(R) Growth Index(1)                    (38.44)%     (3.42)%      (4.27)%          0.76%
    (reflects no deduction for fees or expenses)
  S&P 500(R) Index(2)                                (37.00)%     (2.19)%      (1.38)%          2.77%
    (reflects no deduction for fees or expenses)
                                                   -------------------------------------------------------



  (1) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.
  (2) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.




                                                         Risk/return summary  13

GROWTH AND INCOME PORTFOLIO

  Growth and Income Portfolio (the "Portfolio") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments. Although the Portfolio may also emphasize some degree of income, it is not designed for investors who desire a certain level of income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  GROWTH AND INCOME PORTFOLIO seeks long-term capital growth and current income.

  The Portfolio's Board of Trustees may change this objective or the Portfolio's principal investment strategies without a shareholder vote. The Portfolio will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Portfolio's objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Portfolio pursues its investment objective by normally emphasizing investments in common stocks. The Portfolio will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential and at least 25% of its assets in securities the portfolio manager believes have income potential.

  Eligible equity securities in which the Portfolio may invest include:

  - domestic and foreign common stocks
  - preferred stocks
  - securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures
  - other securities with equity characteristics

  Equity securities may make up part or all of the income component if they currently pay dividends or the portfolio manager believes they have potential for increasing or commencing dividend payments. The Portfolio is not designed for investors who need consistent income, and the Portfolio's investment strategies could result in significant fluctuations of income.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies. If the portfolio manager is unable to find such investments, the Portfolio's uninvested assets may be held in cash or similar investments, subject to the Portfolio's specific investment policies.

  Within the parameters of its specific investment policies, the Portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets.


  Within the parameters of its specific investment policies, the Portfolio may invest its assets in derivatives (by taking long and/or short positions). The Portfolio may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.


MAIN INVESTMENT RISKS


  The biggest risk is that the Portfolio's returns may vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  MARKET RISK. The value of the Portfolio's holdings may decrease if the value of an individual company or multiple companies in the Portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Portfolio's holdings could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of



14  Janus Aspen Series
  securities than the types of securities in which the Portfolio invests. If the value of the Portfolio's holdings decreases, the Portfolio's net asset value ("NAV") will also decrease, which means if you sell your shares in the Portfolio you may lose money.



  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Portfolio such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Portfolio expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Portfolio's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.


  GROWTH SECURITIES RISK. The Portfolio often invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Portfolio's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  FIXED-INCOME SECURITIES RISK. The income component of the Portfolio's holdings may include fixed-income securities. Typically, the values of fixed-income securities change inversely with interest rates. Therefore, a fundamental risk of fixed-income securities is that their value will generally decline as prevailing interest rates rise which may cause the Portfolio's NAV to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is the risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by their issuers thereby reducing the amount of interest payments and may result in the Portfolio having to reinvest its proceeds in lower yielding securities. Collateral related to such investments also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.



  FOREIGN EXPOSURE RISK. The Portfolio may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio's performance than it would in a more geographically diversified portfolio. The Portfolio's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.



  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Portfolio. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Portfolio. If the counterparty to a derivative transaction defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio's losses are theoretically unlimited.





                                                         Risk/return summary  15

  An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time. The Portfolio's Service Shares commenced operations on December 31, 1999. The returns shown for the Service Shares for periods prior to December 31, 1999 reflect the historical performance of a different class of shares (the Institutional Shares), restated based on the Service Shares' estimated fees and expenses (ignoring any fee and expense limitations). The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.

  The Portfolio's past performance does not necessarily indicate how it will perform in the future.

  GROWTH AND INCOME PORTFOLIO - SERVICE SHARES


       Annual returns for periods ended 12/31
            73.09%  (14.31)% (13.58)% (21.77)%  23.60%   11.32%   12.40%    7.78%    8.45%  (41.28)%
             1999     2000     2001     2002     2003     2004     2005     2006     2007     2008

       Best Quarter:  4th-1999 37.51%     Worst Quarter:  4th-2008 (20.45)%






                                                    Average annual total return for periods ended 12/31/08
                                                    ------------------------------------------------------
                                                                                           Since Inception
                                                      1 year      5 years     10 years         (5/1/98)
  Growth and Income Portfolio - Service Shares       (41.28)%     (2.99)%        0.63%           2.31%
  S&P 500(R) Index(1)                                (37.00)%     (2.19)%      (1.38)%         (0.34)%
    (reflects no deduction for fees or expenses)
  Russell 1000(R) Growth Index(2)                    (38.44)%     (3.42)%      (4.27)%         (2.47)%
    (reflects no deduction for fees or expenses)
                                                   -------------------------------------------------------



  (1) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
  (2) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.




16  Janus Aspen Series

JANUS PORTFOLIO

  Janus Portfolio (the "Portfolio") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  JANUS PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

  The Portfolio's Board of Trustees may change this objective or the Portfolio's principal investment strategies without a shareholder vote. The Portfolio will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Portfolio's objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES


  The Portfolio pursues its investment objective by investing primarily in common stocks selected for their growth potential. Although the Portfolio may invest in companies of any size, it generally invests in larger, more established companies. As of December 31, 2008, the Portfolio's weighted average market capitalization was $52.1 billion.


  The portfolio managers apply a "bottom up" approach in choosing investments. In other words, the portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies. If the portfolio managers are unable to find such investments, the Portfolio's uninvested assets may be held in cash or similar investments, subject to the Portfolio's specific investment policies.

  Within the parameters of its specific investment policies, the Portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets.


  Within the parameters of its specific investment policies, the Portfolio may invest its assets in derivatives (by taking long and/or short positions). The Portfolio may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.


MAIN INVESTMENT RISKS


  The biggest risk is that the Portfolio's returns may vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.



  MARKET RISK. The value of the Portfolio's holdings may decrease if the value of an individual company or multiple companies in the Portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Portfolio's holdings could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Portfolio invests. If the value of the Portfolio's holdings decreases, the Portfolio's net asset value ("NAV") will also decrease, which means if you sell your shares in the Portfolio you may lose money.



  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Portfolio such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Portfolio expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Portfolio's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.





                                                         Risk/return summary  17

  GROWTH SECURITIES RISK. The Portfolio often invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio managers' perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Portfolio's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.

  FOREIGN EXPOSURE RISK. The Portfolio may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio's performance than it would in a more geographically diversified portfolio. The Portfolio's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Portfolio. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Portfolio. If the counterparty to a derivative transaction defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio's losses are theoretically unlimited.


  An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.




18  Janus Aspen Series

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time. The Portfolio's Service Shares commenced operations on December 31, 1999. The returns shown for the Service Shares for periods prior to December 31, 1999 reflect the historical performance of a different class of shares (the Institutional Shares), restated based on the Service Shares' estimated fees and expenses (ignoring any fee and expense limitations). The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.

  The Portfolio's past performance does not necessarily indicate how it will perform in the future.

  JANUS PORTFOLIO* - SERVICE SHARES


       Annual returns for periods ended 12/31
            43.01%  (14.75)% (24.90)% (26.72)%  31.49%    4.25%    4.01%   11.13%   14.80%  (39.87)%
             1999     2000     2001     2002     2003     2004     2005     2006     2007     2008

       Best Quarter:  4th-1999 23.16%     Worst Quarter:  3rd-2001 (24.83)%






                                                    Average annual total return for periods ended 12/31/08
                                                    ------------------------------------------------------
                                                                                           Since Inception
                                                      1 year      5 years     10 years        (9/13/93)
  Janus Portfolio - Service Shares                   (39.87)%     (3.62)%      (3.05)%          4.55%
  Russell 1000(R) Growth Index(1)                    (38.44)%     (3.42)%      (4.27)%          5.01%
    (reflects no deduction for fees or expenses)
  S&P 500(R) Index(2)                                (37.00)%     (2.19)%      (1.38)%          6.45%
    (reflects no deduction for fees or expenses)
                                                   -------------------------------------------------------





    * Formerly named Large Cap Growth Portfolio. On May 1, 2009, the Portfolio changed its name and certain investment policies. Prior to that time, the Portfolio invested at least 80% of its assets in large-sized companies.

  (1) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.
  (2) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.




                                                         Risk/return summary  19

RESEARCH CORE PORTFOLIO

  Research Core Portfolio (the "Portfolio") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  RESEARCH CORE PORTFOLIO seeks long-term growth of capital.

  The Portfolio's Board of Trustees may change this objective or the Portfolio's principal investment strategies without a shareholder vote. The Portfolio will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Portfolio's objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Portfolio pursues its investment objective by investing primarily in equity securities selected for their growth potential. Eligible equity securities in which the Portfolio may invest include:

  - domestic and foreign common stocks
  - preferred stocks
  - securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures
  - other securities with equity characteristics (including the use of derivatives)

  The Portfolio may invest in companies of any size.

  Janus Capital's equity research analysts (the "Research Team") select investments for the Portfolio. The Research Team, comprised of sector specialists, conducts fundamental analysis with a focus on "bottom up" research, quantitative modeling, and valuation analysis. Using this research process, analysts rate their stocks based upon attractiveness. Analysts bring their high-conviction ideas to their respective sector teams. Sector teams compare the appreciation and risk potential of each of the team's high-conviction ideas and construct a sector portfolio that is intended to maximize the best risk-reward opportunities. Although the Research Team may find high-conviction investment ideas anywhere in the world, the Research Team may emphasize investments in securities of U.S.-based issuers.

  Positions may be sold when, among other things, there is no longer high conviction in the return potential of the investment or if the risk characteristics have caused a re-evaluation of the opportunity. This may occur if the stock has appreciated and reflects the anticipated value, if another company represents a better risk-reward opportunity, or if the investment's fundamental characteristics deteriorate. Securities may also be sold from the portfolio to rebalance sector weightings.

  Janus Capital's Director of Research oversees the investment process and is responsible for the day-to-day management of the Portfolio. It is expected that the Portfolio will be broadly diversified among a variety of industry sectors. The Portfolio intends to be fully invested under normal circumstances. However, under unusual circumstances, if the Research Team does not have high conviction in enough investment opportunities, the Portfolio's uninvested assets may be held in cash or similar instruments.

  Within the parameters of its specific investment policies, the Portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets.


  Within the parameters of its specific investment policies, the Portfolio may invest its assets in derivatives (by taking long and/or short positions). The Portfolio may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.





20  Janus Aspen Series

MAIN INVESTMENT RISKS


  The biggest risk is that the Portfolio's returns may vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.



  MARKET RISK. The value of the Portfolio's holdings may decrease if the value of an individual company or multiple companies in the Portfolio decreases or if the investment personnel's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Portfolio's holdings could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Portfolio invests. If the value of the Portfolio's holdings decreases, the Portfolio's net asset value ("NAV") will also decrease, which means if you sell your shares in the Portfolio you may lose money.



  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Portfolio such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Portfolio expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Portfolio's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.


  GROWTH SECURITIES RISK. The Portfolio often invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the investment personnel's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Portfolio's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities. The Portfolio compares and broadly matches its sector weights to those of a growth-based index. If growth stocks are out of favor, sectors that are larger in a growth index may underperform, leading to Portfolio underperformance relative to indices less biased toward growth stocks.

  FOREIGN EXPOSURE RISK. The Portfolio may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio's performance than it would in a more geographically diversified portfolio. The Portfolio's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Portfolio. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Portfolio. If the counterparty to a derivative transaction defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio's losses are theoretically unlimited.


  An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.




                                                         Risk/return summary  21

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time. The Portfolio's Service Shares commenced operations on December 31, 1999. The returns shown for the Service Shares for periods prior to December 31, 1999 reflect the historical performance of a different class of shares (the Institutional Shares), restated based on the Service Shares' estimated fees and expenses (ignoring any fee and expense limitations). The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Portfolio's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Portfolio's past performance does not necessarily indicate how it will perform in the future.

  RESEARCH CORE PORTFOLIO* - SERVICE SHARES


       Annual returns for periods ended 12/31
            40.39%   (8.24)% (12.04)% (18.45)%  25.08%   13.22%   15.35%    9.69%   10.79%  (42.34)%
             1999     2000     2001     2002     2003     2004     2005     2006     2007     2008

       Best Quarter:  4th-1999 23.56%     Worst Quarter:  4th-2008 (24.01)%






                                                    Average annual total return for periods ended 12/31/08
                                                    ------------------------------------------------------
                                                                                           Since Inception
                                                      1 year      5 years     10 years         (5/1/97)
  Research Core Portfolio - Service Shares           (42.34)%     (1.76)%        0.56%          6.46%
  S&P 500(R) Index(1)
    (reflects no deduction for fees or expenses)     (37.00)%     (2.19)%      (1.38)%          2.77%
  Russell 1000(R) Growth Index(2)
    (reflects no deduction for fees or expenses)     (38.44)%     (3.42)%      (4.27)%          0.76%
                                                   -------------------------------------------------------





    * Formerly named Fundamental Equity Portfolio. On May 1, 2009, the Portfolio changed its name and certain investment policies. Prior to that time, the Portfolio invested at least 80% of its assets in equity securities.

  (1) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
  (2) The Russell 1000(R) Growth Index measures the performance of those Russell 1000(R) companies with higher price-to-book ratios and higher forecasted growth values.




22  Janus Aspen Series

OVERSEAS PORTFOLIO

  Overseas Portfolio (the "Portfolio") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  OVERSEAS PORTFOLIO seeks long-term growth of capital.


  The Portfolio's Board of Trustees may change this objective or the Portfolio's principal investment strategies without a shareholder vote. As described below, the Portfolio has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name. The Portfolio will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Portfolio's objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside of the United States. The Portfolio normally invests in securities of issuers from several different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The Portfolio may have significant exposure to emerging markets. Within the parameters of its specific investment policies, the Portfolio may invest in foreign equity and debt securities.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies. If the portfolio manager is unable to find such investments, the Portfolio's uninvested assets may be held in cash or similar investments, subject to the Portfolio's specific investment policies.


  Within the parameters of its specific investment policies, the Portfolio may invest its assets in derivatives (by taking long and/or short positions). The Portfolio may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.


MAIN INVESTMENT RISKS


  The biggest risk is that the Portfolio's returns may vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.



  FOREIGN EXPOSURE RISK. The Portfolio normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio's performance than it would in a more geographically diversified portfolio. The Portfolio's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of December 31, 2008, approximately 25.5% of the Portfolio's investments were in emerging markets.



  MARKET RISK. The value of the Portfolio's holdings may decrease if the value of an individual company or multiple companies in the Portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Portfolio's holdings could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Portfolio invests. If the value of the Portfolio's holdings decreases, the Portfolio's net asset value ("NAV") will also decrease, which means if you sell your shares in the Portfolio you may lose money.





                                                         Risk/return summary  23

  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Portfolio such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Portfolio expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Portfolio's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.


  GROWTH SECURITIES RISK. The Portfolio often invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Portfolio's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.




  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Portfolio. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Portfolio. If the counterparty to a derivative transaction defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio's losses are theoretically unlimited.


  An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.




24  Janus Aspen Series

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time. The Portfolio's Service Shares commenced operations on December 31, 1999. The returns shown for the Service Shares for periods prior to December 31, 1999 reflect the historical performance of a different class of shares (the Institutional Shares), restated based on the Service Shares' estimated fees and expenses (ignoring any fee and expense limitations). The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.

  The Portfolio's past performance does not necessarily indicate how it will perform in the future.

  OVERSEAS PORTFOLIO* - SERVICE SHARES


       Annual returns for periods ended 12/31
            79.52%  (16.14)% (23.43)% (25.76)%  34.53%   18.69%   31.94%   46.63%   28.02%  (52.23)%
             1999     2000     2001     2002     2003     2004     2005     2006     2007     2008

       Best Quarter:  4th-1999 56.24%     Worst Quarter:  4th-2008 (26.61)%






                                                                         Average annual total return for periods ended 12/31/08
                                                                         ------------------------------------------------------
                                                                                                                Since Inception
                                                                           1 year      5 years     10 years         (5/2/94)
  Overseas Portfolio - Service Shares                                     (52.23)%      7.03%        4.92%           9.37%
  Morgan Stanley Capital International All Country World                  (45.53)%      2.56%        1.90%            N/A
    ex-U.S. Index(SM)(1) (reflects no deduction for fees or expenses)
  Morgan Stanley Capital International EAFE(R) Index(2)                   (43.38)%      1.66%        0.80%           3.07%
    (reflects no deduction for fees or expenses)
                                                                        -------------------------------------------------------




    * Formerly named International Growth Portfolio.
  (1) Effective December 22, 2008, the Portfolio changed its primary benchmark index from the Morgan Stanley Capital International ("MSCI") EAFE(R) (Europe, Australasia, Far East) Index to the MSCI All Country World ex-U.S. Index(SM). Janus Capital believes that the new primary benchmark index provides a more appropriate representation of the Portfolio's investments. The MSCI All Country World ex-U.S. Index(SM) is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.

  (2) The Morgan Stanley Capital International ("MSCI") EAFE(R) (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE(R) Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.





                                                         Risk/return summary  25

WORLDWIDE PORTFOLIO

  Worldwide Portfolio (the "Portfolio") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  WORLDWIDE PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

  The Portfolio's Board of Trustees may change this objective or the Portfolio's principal investment strategies without a shareholder vote. The Portfolio will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Portfolio's objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Portfolio pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world. The Portfolio normally invests in issuers from several different countries, including the United States. The Portfolio may, under unusual circumstances, invest in a single country. The Portfolio may have significant exposure to emerging markets. Within the parameters of its specific investment policies, the Portfolio may invest in foreign equity and debt securities.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies. If the portfolio manager is unable to find such investments, the Portfolio's uninvested assets may be held in cash or similar investments, subject to the Portfolio's specific investment policies.


  Within the parameters of its specific investment policies, the Portfolio may invest its assets in derivatives (by taking long and/or short positions). The Portfolio may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.


MAIN INVESTMENT RISKS


  The biggest risk is that the Portfolio's returns may vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  FOREIGN EXPOSURE RISK. The Portfolio normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio's performance than it would in a more geographically diversified portfolio. The Portfolio's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.


  MARKET RISK. The value of the Portfolio's holdings may decrease if the value of an individual company or multiple companies in the Portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Portfolio's holdings could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Portfolio invests. If the value of the Portfolio's holdings decreases, the Portfolio's net asset value ("NAV") will also decrease, which means if you sell your shares in the Portfolio you may lose money.



  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the




26  Janus Aspen Series
  resulting market upheavals may have an adverse effect on the Portfolio such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Portfolio expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Portfolio's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.


  GROWTH SECURITIES RISK. The Portfolio often invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Portfolio's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.




  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Portfolio. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Portfolio. If the counterparty to a derivative transaction defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio's losses are theoretically unlimited.


  An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.




                                                         Risk/return summary  27

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time. The Portfolio's Service Shares commenced operations on December 31, 1999. The returns shown for the Service Shares for periods prior to December 31, 1999 reflect the historical performance of a different class of shares (the Institutional Shares), restated based on the Service Shares' estimated fees and expenses (ignoring any fee and expense limitations). The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Portfolio's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Portfolio's past performance does not necessarily indicate how it will perform in the future.

  WORLDWIDE PORTFOLIO* - SERVICE SHARES


       Annual returns for periods ended 12/31
            63.49%  (15.99)% (22.62)% (25.71)%  23.68%    4.53%    5.57%   17.94%    9.36%  (44.81)%
             1999     2000     2001     2002     2003     2004     2005     2006     2007     2008

       Best Quarter:  4th-1999 41.62%     Worst Quarter:  4th-2008 (23.19)%






                                                               Average annual total return for periods ended 12/31/08
                                                               ------------------------------------------------------
                                                                                                      Since Inception
                                                                 1 year      5 years     10 years        (9/13/93)
  Worldwide Portfolio - Service Shares                          (44.81)%     (4.71)%      (2.62)%          5.82%
  Morgan Stanley Capital International World Index(SM)(1)       (40.71)%     (0.51)%      (0.64)%          4.48%
    (reflects no deduction for fees or expenses)
                                                              -------------------------------------------------------




    * Formerly named Worldwide Growth Portfolio.

  (1) The Morgan Stanley Capital International ("MSCI") World Index(SM) is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.





28  Janus Aspen Series

JANUS ASPEN INTECH RISK-MANAGED CORE PORTFOLIO

  Risk-Managed Core Portfolio (the "Portfolio") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  RISK-MANAGED CORE PORTFOLIO seeks long-term growth of capital.

  The Portfolio's Board of Trustees may change this objective or the Portfolio's principal investment strategies without a shareholder vote. The Portfolio will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Portfolio's objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Portfolio invests primarily in common stocks from the universe of the Portfolio's benchmark index, which is the S&P 500(R) Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.

  The Portfolio pursues its investment objective by applying a mathematical investment process to construct an investment portfolio from the universe of common stocks within its benchmark index. The goal of this process is to build a portfolio of stocks in a more efficient combination than the benchmark index. The process seeks to capitalize on the natural volatility of the market by searching for stocks within the index that have high relative volatility (providing the potential for excess returns) but that essentially move in opposite directions or have low correlation to each other (providing the potential for lower relative risk). By constructing the portfolio in this manner and regularly rebalancing the portfolio to maintain potentially more efficient weightings, INTECH's mathematical investment process seeks to create a portfolio that, over time, produces returns in excess of its benchmark index with an equal or lesser amount of risk. The rebalancing techniques used by the Portfolio may result in a higher portfolio turnover compared to a "buy and hold" fund strategy.


  Within the parameters of its specific investment policies, the Portfolio may invest its assets in derivatives (by taking long and/or short positions). The Portfolio may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.


MAIN INVESTMENT RISKS


  The biggest risk is that the Portfolio's returns may vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.



  MARKET RISK. The value of the Portfolio's holdings may decrease if the value of an individual company or multiple companies in the Portfolio decreases. Regardless of how well individual companies perform, the value of the Portfolio's holdings could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Portfolio invests. If the value of the Portfolio's holdings decreases, the Portfolio's net asset value ("NAV") will also decrease, which means if you sell your shares in the Portfolio you may lose money.



  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Portfolio such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Portfolio expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Portfolio's ability to achieve its investment objective. The market's behavior is unpredictable and it is




                                                         Risk/return summary  29
  impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.


  INVESTMENT PROCESS RISK. The proprietary mathematical investment process used by INTECH may not achieve the desired results. Additionally, the rebalancing techniques used by INTECH may result in a higher portfolio turnover rate and related expenses compared to a "buy and hold" fund strategy. There is a risk that if INTECH's method of identifying stocks with higher volatility than the benchmark index or its method of identifying stocks that tend to move in the same or opposite direction relative to each other (correlation) does not result in selecting stocks with continuing volatility or the expected correlation, the Portfolio may not outperform the benchmark index.

  PORTFOLIO TURNOVER RISK. Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Portfolio. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Portfolio. If the counterparty to a derivative transaction defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio's losses are theoretically unlimited.


  An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.




30  Janus Aspen Series

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Portfolio's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Portfolio's past performance does not necessarily indicate how it will perform in the future.

  RISK-MANAGED CORE PORTFOLIO - SERVICE SHARES


       Annual returns for periods ended 12/31
                                                         17.55%   10.92%   10.77%    6.13%  (36.24)%
                                                          2004     2005     2006     2007     2008

       Best Quarter:  4th-2004 9.48%     Worst Quarter:  4th-2008 (21.18)%






                                                                 Average annual total return for periods ended 12/31/08
                                                                 ------------------------------------------------------
                                                                                                        Since Inception
                                                                                1 year      5 years         (1/2/03)
  Risk-Managed Core Portfolio - Service Shares                                 (36.24)%     (0.47)%          3.38%
  S&P 500(R) Index(1)                                                          (37.00)%     (2.19)%          1.83%
    (reflects no deduction for fees or expenses)
                                                                             ------------------------------------------




  (1) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.




                                                         Risk/return summary  31

GLOBAL LIFE SCIENCES PORTFOLIO

  Global Life Sciences Portfolio (the "Portfolio") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  GLOBAL LIFE SCIENCES PORTFOLIO seeks long-term growth of capital.


  The Portfolio's Board of Trustees may change this objective or the Portfolio's principal investment strategies without a shareholder vote. As described below, the Portfolio has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name. The Portfolio will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Portfolio's objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will achieve its investment objective.


  Strategies and policies that are noted as "fundamental" cannot be changed without a shareholder vote.

PRINCIPAL INVESTMENT STRATEGIES

  The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes have a life science orientation. Generally speaking, the "life sciences" relate to maintaining or improving quality of life. So, for example, companies with a "life science orientation" include companies engaged in research, development, production, or distribution of products or services related to health and personal care, medicine, or pharmaceuticals. The Portfolio implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The Portfolio normally invests in issuers from several different countries, which may include the United States. The Portfolio may, under unusual circumstances, invest in a single country. The Portfolio may have significant exposure to emerging markets. Within the parameters of its specific investment policies, the Portfolio may invest in foreign equity and debt securities. As a fundamental policy, the Portfolio normally invests at least 25% of its total assets in the "life sciences" sector, which may include companies in the following industries: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies. If the portfolio manager is unable to find such investments, the Portfolio's uninvested assets may be held in cash or similar investments, subject to the Portfolio's specific investment policies.


  Within the parameters of its specific investment policies, the Portfolio may invest its assets in derivatives (by taking long and/or short positions). The Portfolio may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.


MAIN INVESTMENT RISKS


  The biggest risk is that the Portfolio's returns may vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.



  FOREIGN EXPOSURE RISK. The Portfolio normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio's performance than it would in a more geographically diversified portfolio. The Portfolio's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of December 31, 2008, approximately 2.2% of the Portfolio's investments were in emerging markets.


  MARKET RISK. The value of the Portfolio's holdings may decrease if the value of an individual company or multiple companies in the Portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect.



32  Janus Aspen Series

  Regardless of how well individual companies perform, the value of the Portfolio's holdings could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Portfolio invests. If the value of the Portfolio's holdings decreases, the Portfolio's net asset value ("NAV") will also decrease, which means if you sell your shares in the Portfolio you may lose money.



  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Portfolio such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Portfolio expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Portfolio's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.


  GROWTH SECURITIES RISK. The Portfolio often invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Portfolio's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.



  CONCENTRATION RISK. The Portfolio focuses its investments in related industry groups. Because of this, companies in its portfolio may share common characteristics and react similarly to market developments. For example, many companies with a life science orientation are highly regulated and may be dependent upon certain types of technology. As a result, changes in government funding or subsidies, new or anticipated legislative changes, or technological advances could affect the value of such companies and, therefore, the Portfolio's NAV. The Portfolio's returns may be more volatile than those of a less concentrated portfolio.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Portfolio. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Portfolio. If the counterparty to a derivative transaction defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio's losses are theoretically unlimited.


  An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.




                                                         Risk/return summary  33

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Portfolio's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Portfolio's past performance does not necessarily indicate how it will perform in the future.

  GLOBAL LIFE SCIENCES PORTFOLIO - SERVICE SHARES


       Annual returns for periods ended 12/31
                             (16.76)% (29.55)%  26.19%   14.22%   12.33%    6.33%   21.70%  (29.02)%
                               2001     2002     2003     2004     2005     2006     2007     2008

       Best Quarter:  1st-2006 13.46%     Worst Quarter:  1st-2001 (25.46)%






                                                       Average annual total return for periods ended 12/31/08
                                                       ------------------------------------------------------
                                                                                              Since Inception
                                                                      1 year      5 years        (1/18/00)
  Global Life Sciences Portfolio - Service Shares                    (29.02)%       3.34%        (2.30)%
  S&P 500(R) Index(1)                                                (37.00)%     (2.19)%        (3.52)%
    (reflects no deduction for fees or expenses)
  Morgan Stanley Capital International World Health Care Index(2)    (21.50)%       0.82%          1.24%(3)
    (reflects no deduction for fees or expenses)
                                                                   ------------------------------------------



  (1) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
  (2) The Morgan Stanley Capital International ("MSCI") World Health Care Index is a capitalization weighted index that monitors the performance of health care stocks from developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.
  (3) The average annual total return was calculated based on historical information from January 31, 2000 to December 31, 2008 for the MSCI World Health Care Index.




34  Janus Aspen Series

GLOBAL TECHNOLOGY PORTFOLIO

  Global Technology Portfolio (the "Portfolio") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  GLOBAL TECHNOLOGY PORTFOLIO seeks long-term growth of capital.


  The Portfolio's Board of Trustees may change this objective or the Portfolio's principal investment strategies without a shareholder vote. As described below, the Portfolio has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name. The Portfolio will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Portfolio's objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories:

  - companies that the portfolio manager believes have or will develop products, processes, or services that will provide significant technological advancements or improvements; and
  - companies that the portfolio manager believes rely extensively on technology in connection with their operations or services.

  The Portfolio implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The Portfolio normally invests in issuers from several different countries, which may include the United States. The Portfolio may, under unusual circumstances, invest in a single country. The Portfolio may have significant exposure to emerging markets. Within the parameters of its specific investment policies, the Portfolio may invest in foreign equity and debt securities.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies. If the portfolio manager is unable to find such investments, the Portfolio's uninvested assets may be held in cash or similar investments, subject to the Portfolio's specific investment policies.


  Within the parameters of its specific investment policies, the Portfolio may invest its assets in derivatives (by taking long and/or short positions). The Portfolio may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.


MAIN INVESTMENT RISKS


  The biggest risk is that the Portfolio's returns may vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.



  FOREIGN EXPOSURE RISK. The Portfolio normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio's performance than it would in a more geographically diversified portfolio. The Portfolio's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of December 31, 2008, approximately 2.5% of the Portfolio's investments were in emerging markets.





                                                         Risk/return summary  35

  MARKET RISK. The value of the Portfolio's holdings may decrease if the value of an individual company or multiple companies in the Portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Portfolio's holdings could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Portfolio invests. If the value of the Portfolio's holdings decreases, the Portfolio's net asset value ("NAV") will also decrease, which means if you sell your shares in the Portfolio you may lose money.



  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Portfolio such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Portfolio expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Portfolio's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.


  GROWTH SECURITIES RISK. The Portfolio often invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Portfolio's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.

  INDUSTRY RISK. Although the Portfolio does not concentrate its investments in specific industries, it may invest in companies related in such a way that they react similarly to certain market pressures. For example, competition among technology companies may result in increasingly aggressive pricing of their products and services, which may affect the profitability of companies in the Portfolio. In addition, because of the rapid pace of technological development, products or services developed by companies in the Portfolio may become rapidly obsolete or have relatively short product cycles. As a result, the Portfolio's returns may be considerably more volatile than the returns of a fund that does not invest in similarly related companies.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Portfolio. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Portfolio. If the counterparty to a derivative transaction defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio's losses are theoretically unlimited.


  An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.




36  Janus Aspen Series

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Portfolio's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Portfolio's past performance does not necessarily indicate how it will perform in the future.

  GLOBAL TECHNOLOGY PORTFOLIO - SERVICE SHARES


       Annual returns for periods ended 12/31
                             (37.31)% (40.93)%  46.47%    0.57%   11.55%    7.83%   21.70%  (43.97)%
                               2001     2002     2003     2004     2005     2006     2007     2008

       Best Quarter:  4th-2001 31.19%     Worst Quarter:  3rd-2001 (35.48)%






                                                                 Average annual total return for periods ended 12/31/08
                                                                 ------------------------------------------------------
                                                                                                        Since Inception
                                                                                1 year      5 years        (1/18/00)
  Global Technology Portfolio - Service Shares                                 (43.97)%     (3.78)%       (12.75)%
  S&P 500(R) Index(1)                                                          (37.00)%     (2.19)%        (3.52)%
    (reflects no deduction for fees or expenses)
  Morgan Stanley Capital International World Information Technology Index(2)   (43.87)%     (5.38)%       (12.47)%(3)
    (reflects no deduction for fees or expenses)
                                                                             ------------------------------------------



  (1) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
  (2) The Morgan Stanley Capital International ("MSCI") World Information Technology Index is a capitalization weighted index that monitors the performance of information technology stocks from developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.
  (3) The average annual total return was calculated based on historical information from January 31, 2000 to December 31, 2008 for the MSCI World Information Technology Index.




                                                         Risk/return summary  37

JANUS ASPEN PERKINS MID CAP VALUE PORTFOLIO

  Mid Cap Value Portfolio (the "Portfolio") is designed for long-term investors who primarily seek capital appreciation and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  MID CAP VALUE PORTFOLIO seeks capital appreciation.


  The Portfolio's Board of Trustees may change this objective or the Portfolio's principal investment strategies without a shareholder vote. As described below, the Portfolio has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name. The Portfolio will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Portfolio's objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES


  The Portfolio pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The Portfolio primarily invests in the common stocks of mid-sized companies whose stock prices the portfolio managers believe to be undervalued. The Portfolio invests, under normal circumstances, at least 80% of its assets in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap(R) Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of December 31, 2008, they ranged from approximately $24 million to $13.8 billion.


  The Portfolio focuses on companies that have fallen out of favor with the market or that appear to be temporarily misunderstood by the investment community. To a lesser degree, the Portfolio also invests in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. The Portfolio's portfolio managers generally look for companies with:

  - a low price relative to their assets, earnings, cash flow, or business franchise
  - products and services that give them a competitive advantage
  - quality balance sheets and strong management

  Within the parameters of its specific investment policies, the Portfolio may invest in foreign equity and debt securities, which may include investments in emerging markets.


  Within the parameters of its specific investment policies, the Portfolio may invest its assets in derivatives (by taking long and/or short positions). The Portfolio may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.


MAIN INVESTMENT RISKS


  The biggest risk is that the Portfolio's returns may vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  VALUE INVESTING RISK. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "value" stocks may perform differently from the market as a whole and other types of stocks, and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock may never appreciate to the extent expected.

  MARKET RISK. The value of the Portfolio's holdings may decrease if the value of an individual company or multiple companies in the Portfolio decreases or if the portfolio managers' belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Portfolio's holdings could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock



38  Janus Aspen Series
  markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Portfolio invests. If the value of the Portfolio's holdings decreases, the Portfolio's net asset value ("NAV") will also decrease, which means if you sell your shares in the Portfolio you may lose money.



  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Portfolio such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Portfolio expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Portfolio's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.



  MID-SIZED COMPANIES RISK. Due to the Portfolio's investments in securities issued by mid-sized companies, the Portfolio's NAV may fluctuate more than that of a fund investing primarily in large companies. Mid-sized companies' securities may pose greater market, liquidity, and information risks because of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack in management depth. Securities issued by mid-sized companies tend to be more volatile than securities issued by larger or more established companies. These holdings tend to be less liquid than stocks of larger companies and could have a significant adverse effect on the Portfolio's returns, especially as market conditions change.


  FOREIGN EXPOSURE RISK. The Portfolio may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio's performance than it would in a more geographically diversified portfolio. The Portfolio's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Portfolio. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Portfolio. If the counterparty to a derivative transaction defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio's losses are theoretically unlimited.


  An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.




                                                         Risk/return summary  39

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses. The table compares the average annual returns for the Service Shares of the Portfolio for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Portfolio's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Portfolio's past performance does not necessarily indicate how it will perform in the future.

  MID CAP VALUE PORTFOLIO - SERVICE SHARES


       Annual returns for periods ended 12/31
                                                36.24%   17.79%    9.93%   15.06%    7.17%  (27.90)%
                                                 2003     2004     2005     2006     2007     2008

       Best Quarter:  2nd-2003 17.23%     Worst Quarter:  4th-2008 (19.84)%






                                                Average annual total return for periods ended 12/31/08
                                                ------------------------------------------------------
                                                                                       Since Inception
                                                               1 year      5 years        (12/31/02)
  Mid Cap Value Portfolio - Service Shares                    (27.90)%      2.87%           7.79%
  Russell Midcap(R) Value Index(1)                            (38.44)%      0.33%           5.81%
    (reflects no deduction for fees or expenses)
                                                            ------------------------------------------



  (1) The Russell Midcap(R) Value Index measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index.






40  Janus Aspen Series

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Shares of the Portfolios. The fees and expenses shown were determined based on average net assets as of the fiscal year ended December 31, 2008, and do not reflect any change in expense ratios resulting from a change in assets under management since December 31, 2008. Total net assets as of December 31, 2008, are shown in a footnote to the table. More current total net asset information is available on janus.com/info. It is important for you to know that a decline in a Portfolio's average net assets during the current fiscal year, as a result of market volatility or other factors, could cause the Portfolio's expense ratio to be higher than the fees and expenses shown, which means you could pay more if you buy or hold Shares of the Portfolios. Significant declines in a Portfolio's net assets will increase your Portfolio's total expense ratio, likely significantly. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."


  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Portfolios are no-load investments, so you will generally not pay any shareholder fees when you buy or sell Shares of the Portfolios. However, each variable insurance contract involves fees and expenses not described in this Prospectus. Refer to the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

  ANNUAL FUND OPERATING EXPENSES are paid out of a Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.




                                                         Risk/return summary  41

  This table and the examples are designed to assist participants in qualified plans that invest in the Shares of the Portfolios in understanding the fees and expenses that you may pay as an investor in the Shares. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLES DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES DESCRIBED BELOW.


------------------------------------------------------------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM PORTFOLIO ASSETS)*+

                                           Distribution            Short Sale    Acquired     Total Annual              Net Annual
                               Management     (12b-1)      Other    Dividend   Fund(3) Fees  Fund Operating  Expense  Fund Operating
                                 Fees(1)      Fees(2)    Expenses   Expenses   and Expenses    Expenses(4)   Waivers    Expenses(4)
  BOND
    Flexible Bond Portfolio       0.54%        0.25%       0.06%        N/A        0.00%          0.85%       0.00%        0.85%
  GROWTH & CORE
    Balanced Portfolio            0.55%        0.25%       0.02%        N/A        0.00%          0.82%         N/A        0.82%
    Enterprise Portfolio(5)       0.64%        0.25%       0.03%        N/A        0.00%          0.92%         N/A        0.92%
    Forty Portfolio               0.64%        0.25%       0.03%        N/A        0.01%          0.93%         N/A        0.93%
    Growth and Income
       Portfolio                  0.62%        0.25%       0.29%        N/A        0.01%          1.17%         N/A        1.17%
    Janus Portfolio(6)            0.64%        0.25%       0.02%        N/A        0.01%          0.92%         N/A        0.92%
    Research Core Portfolio(7)    0.60%        0.25%       1.44%        N/A        0.00%          2.29%       0.84%        1.45%
  INTERNATIONAL & GLOBAL
    Overseas Portfolio(8)         0.64%        0.25%       0.05%        N/A        0.00%          0.94%         N/A        0.94%
    Worldwide Portfolio(9)(10)    0.50%        0.25%       0.03%        N/A        0.00%          0.78%         N/A        0.78%
  RISK-MANAGED
    Risk-Managed Core
       Portfolio(9)               0.40%        0.25%       1.06%(11)    N/A        0.00%          1.71%       0.26%        1.45%
  SPECIALTY EQUITY
    Global Life Sciences
       Portfolio                  0.64%        0.25%       0.81%        N/A        0.00%          1.70%       0.21%        1.49%
    Global Technology
       Portfolio                  0.64%        0.25%       0.22%      0.00%(12)    0.00%          1.11%       0.00%        1.11%
  VALUE
    Mid Cap Value Portfolio(9)    0.80%        0.25%       0.59%(11)    N/A        0.00%          1.64%       0.05%        1.59%




--------------------------------------------------------------------------------
   * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

   + As of December 31, 2008, total net assets (rounded to millions) were as follows: Flexible Bond Portfolio $342.7; Balanced Portfolio $1,406.1; Enterprise Portfolio $465.2; Forty Portfolio $827.2; Growth and Income Portfolio $38.4; Janus Portfolio $1,505.3; Research Core Portfolio $6.8; Overseas Portfolio $1,361.3; Worldwide Portfolio $619.0; Risk-Managed Core Portfolio $21.8; Global Life Sciences Portfolio $16.3; Global Technology Portfolio $75.5; and Mid Cap Value Portfolio $70.7. The Financial Highlights section of this Prospectus provides more detailed information with respect to each Portfolio.

  (1) The "Management Fee" is the investment advisory fee rate paid by each Portfolio to Janus Capital as of the end of the fiscal year. For Risk-Managed Core Portfolio, Mid Cap Value Portfolio, and Worldwide Portfolio, this fee may go up or down monthly based on the Portfolio's performance relative to its benchmark index over the performance measurement period.
  (2) Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

  (3) "Acquired Fund" means any underlying portfolio (including, but not limited to, exchange-traded funds) in which a Portfolio invests or has invested during the period. The Portfolios' "ratio of gross expenses to average net assets" appearing in the Financial Highlights tables does not include Acquired Fund Fees and Expenses and may not correlate to the Total Annual Fund Operating Expenses shown in the table above. Amounts less than 0.01%, if applicable, are included in Other Expenses to the extent the amount reflected may show 0.00%.

  (4) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive certain Portfolios' total operating expenses (excluding the distribution and shareholder servicing fee, the administrative services fee applicable to certain Portfolios, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least May 1, 2010. The expense waivers shown reflect the application of such limits. The expense limits are described in the "Management Expenses" section of this Prospectus.
  (5) Formerly named Mid Cap Growth Portfolio.
  (6) Formerly named Large Cap Growth Portfolio.
  (7) Formerly named Fundamental Equity Portfolio.
  (8) Formerly named International Growth Portfolio.

--------------------------------------------------------------------------------




42  Janus Aspen Series

--------------------------------------------------------------------------------


   (9) Risk-Managed Core Portfolio, Mid Cap Value Portfolio, and Worldwide Portfolio pay an investment advisory fee rate that adjusts up or down based upon the Portfolio's performance relative to its benchmark index during a measurement period. This fee rate, prior to any performance adjustment, is 0.50% for Risk-Managed Core Portfolio, 0.64% for Mid Cap Value Portfolio, and 0.60% for Worldwide Portfolio, and may go up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis. Any such adjustment to this fee rate commenced January 2007 for Risk-Managed Core Portfolio and February 2007 for Mid Cap Value Portfolio and Worldwide Portfolio, and may increase or decrease the Management Fee. Refer to "Management Expenses" in this Prospectus for additional information with further description in the Statement of Additional Information. Risk-Managed Core Portfolio and Mid Cap Value Portfolio have each entered into an agreement with Janus Capital to limit certain expenses (refer to the footnote to the Total Annual Fund Operating Expenses). Because a fee waiver will have a positive effect upon each Portfolio's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.

  (10) Formerly named Worldwide Growth Portfolio.
  (11) Included in Other Expenses is an administrative services fee of 0.10% of the average daily net assets of the Service Shares of the Portfolio to compensate Janus Services LLC for providing, or arranging for the provision of, recordkeeping, subaccounting, and administrative services to retirement or pension plan participants, variable contract owners, or other underlying investors investing through institutional channels.
  (12) Dividends or interest on short sales, which are paid to the lender of borrowed securities, and stock loan fees, which are paid to the prime broker, are considered Other Expenses. Such expenses will vary depending on the short sale arrangement, whether the securities the Portfolio sells short pay dividends or interest, and the amount of such dividends or interest. While Other Expenses include interest and dividends paid out on short positions and may include stock loan fees, they do not take into account the interest credit the Portfolio earns on cash proceeds of short sales which serve as collateral for short positions. Amounts less than 0.01% are included in Other Expenses.

--------------------------------------------------------------------------------
  EXAMPLES:
  THE FOLLOWING EXAMPLES ARE BASED ON EXPENSES WITHOUT WAIVERS. These examples are intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The examples also assume that your investment has a 5% return each year and that the Portfolios' operating expenses without waivers remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:


                                                           1 Year     3 Years     5 Years     10 Years
                                                           -------------------------------------------
  BOND
    Flexible Bond Portfolio                                 $ 87        $271       $  471      $1,049
  GROWTH & CORE
    Balanced Portfolio                                      $ 84        $262       $  455      $1,014
    Enterprise Portfolio(1)                                 $ 94        $293       $  509      $1,131
    Forty Portfolio                                         $ 95        $296       $  515      $1,143
    Growth and Income Portfolio                             $119        $372       $  644      $1,420
    Janus Portfolio(2)                                      $ 94        $293       $  509      $1,131
    Research Core Portfolio(3)                              $232        $715       $1,225      $2,626
  INTERNATIONAL & GLOBAL
    Overseas Portfolio(4)                                   $ 96        $300       $  520      $1,155
    Worldwide Portfolio(5)(6)                               $ 80        $249       $  433      $  966
  RISK-MANAGED
    Risk-Managed Core Portfolio(5)                          $174        $539       $  928      $2,019
  SPECIALTY EQUITY
    Global Life Sciences Portfolio                          $173        $536       $  923      $2,009
    Global Technology Portfolio                             $113        $353       $  612      $1,352
  VALUE
    Mid Cap Value Portfolio(5)                              $167        $517       $  892      $1,944




--------------------------------------------------------------------------------
  (1) Formerly named Mid Cap Growth Portfolio.
  (2) Formerly named Large Cap Growth Portfolio.
  (3) Formerly named Fundamental Equity Portfolio.
  (4) Formerly named International Growth Portfolio.
  (5) The numbers shown do not include the impact of any future potential adjustments to the investment advisory fee as a result of the performance-based investment advisory fee.
  (6) Formerly named Worldwide Growth Portfolio.

--------------------------------------------------------------------------------




                                                         Risk/return summary  43

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Portfolios' principal investment strategies, as well as certain risks of investing in the Portfolios.

  Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

  The following questions and answers are designed to help you better understand the Portfolios' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED FOR THE PORTFOLIOS MANAGED BY JANUS?


  Unless its investment objective or policies prescribe otherwise, each of the Portfolios, with the exception of Flexible Bond Portfolio, may invest substantially all of its assets in common stocks if the portfolio managers and/or investment personnel believe that those stocks will appreciate in value. The portfolio managers and/or investment personnel generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. The portfolio managers and/or investment personnel make this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Portfolios may sell a holding if, among other things, the security reaches the portfolio managers' and/or investment personnel's price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers and/or investment personnel find a better investment opportunity. The Portfolios may also sell a holding to meet redemptions.


  BALANCED PORTFOLIO and GROWTH AND INCOME PORTFOLIO may each emphasize varying degrees of income. In the case of Balanced Portfolio and Growth and Income Portfolio, the portfolio managers may consider dividend-paying characteristics to a greater degree in selecting common stocks. Realization of income is not a significant consideration when choosing investments for the other Portfolios. Income realized on the Portfolios' investments may be incidental to their investment objectives.


2. HOW ARE COMMON STOCKS SELECTED BY PERKINS FOR MID CAP VALUE PORTFOLIO?


  Mid Cap Value Portfolio's portfolio managers focus on companies that have fallen out of favor with the market or appear to be temporarily misunderstood by the investment community. The portfolio managers of Mid Cap Value Portfolio look for companies with strong fundamentals and competent management. They generally look for companies with products and services that give them a competitive advantage.



3. ARE THE SAME CRITERIA USED BY JANUS AND PERKINS TO SELECT FOREIGN SECURITIES?


  Generally, yes. The portfolio managers and/or investment personnel seek companies that meet the selection criteria, regardless of where a company is located. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors, such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas, may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolios may invest, and the Portfolios may at times have significant foreign exposure, including exposure in emerging markets.


4. HOW ARE COMMON STOCKS SELECTED BY INTECH FOR RISK-MANAGED CORE PORTFOLIO?

  INTECH applies a mathematical investment process to construct an investment portfolio for Risk-Managed Core Portfolio. INTECH developed the formulas underlying this mathematical investment process.

  The mathematical investment process is designed to take advantage of market volatility (variation in stock prices), rather than using fundamental research or market/economic trends to predict the future returns of stocks. The process seeks, over time, to generate a return in excess of Risk-Managed Core Portfolio's benchmark index over the long term, while controlling the risk relative to the benchmark index. The mathematical investment process involves:

  - selecting stocks primarily from stocks within Risk-Managed Core Portfolio's benchmark index;

  - periodically determining a target weighting of these stocks and rebalancing to the target weighting; and


44  Janus Aspen Series

  - monitoring the total risk and volatility of Risk-Managed Core Portfolio's holdings with respect to its benchmark index.

  INTECH seeks, over time, to outperform the Portfolio's benchmark index through its mathematical investment process. INTECH seeks to identify stocks for the Portfolio in a manner that does not increase the overall portfolio volatility above that of the benchmark index. More volatile stocks may tend to reside on the smaller cap end of the benchmark index. INTECH employs risk controls designed to minimize the risk of significant underperformance relative to the benchmark index. However, the proprietary mathematical investment process used by INTECH may not achieve the desired results.

  Risk-Managed Core Portfolio may use exchange-traded funds, as well as futures, options, and other derivatives, to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs.

5. ARE THE SAME CRITERIA USED BY INTECH TO SELECT FOREIGN SECURITIES?

  Generally, yes. To the extent that foreign securities may be included in Risk-Managed Core Portfolio's benchmark index, INTECH's mathematical investment process may select foreign securities from within the benchmark index, regardless of where a company is located. There are no limitations on the countries in which Risk-Managed Core Portfolio may invest.

6. WHAT DOES "MARKET CAPITALIZATION" MEAN?


  Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. As noted previously, market capitalization is an important investment criterion for Enterprise Portfolio and Mid Cap Value Portfolio. Although the other Portfolios offered by this Prospectus do not emphasize investments in companies of any particular size, Portfolios with a larger asset base are more likely to invest in larger, more established issuers.


7. HOW DO BALANCED PORTFOLIO AND GROWTH AND INCOME PORTFOLIO DIFFER FROM EACH OTHER?

  Balanced Portfolio places a greater emphasis on the income component of its portfolio and will normally invest 40-50% of its net assets in securities selected primarily for their income potential. Growth and Income Portfolio will normally invest at least 25% of its net assets in securities the portfolio manager believes have income potential. As a result, Balanced Portfolio is expected to be less volatile than Growth and Income Portfolio. Growth and Income Portfolio places a greater emphasis on growth stocks and may derive a greater portion of its income from dividend-paying common stocks. Because of these factors, its NAV can be expected to fluctuate more than Balanced Portfolio.

8. HOW ARE ASSETS ALLOCATED BETWEEN THE GROWTH AND INCOME COMPONENTS OF BALANCED PORTFOLIO'S AND GROWTH AND INCOME PORTFOLIO'S HOLDINGS?

  Balanced Portfolio and Growth and Income Portfolio shift assets to varying degrees between the growth and income components of their portfolio holdings based on the portfolio managers' analyses of relevant market, financial, and economic conditions. If the portfolio managers believe that growth securities will provide better returns than the yields then available or expected on income-producing securities, that Portfolio will place a greater emphasis on the growth component. Balanced Portfolio's growth component will normally be 50-60% of its net assets. Growth and Income Portfolio's growth component will normally be up to 75% of its net assets. In addition, the Portfolios' income component may consist of dividend-paying stocks which exhibit growth characteristics.

9. WHAT TYPES OF SECURITIES MAKE UP THE GROWTH COMPONENT OF BALANCED PORTFOLIO'S AND GROWTH AND INCOME PORTFOLIO'S HOLDINGS?

  The growth component of these Portfolios' holdings is expected to consist primarily of common stocks, but may also include preferred stocks, convertible securities, or other securities selected primarily for their growth potential. Growth and Income Portfolio may also utilize swaps as a means to gain exposure to certain common stocks.

10. WHAT TYPES OF SECURITIES MAKE UP THE INCOME COMPONENT OF BALANCED PORTFOLIO'S AND GROWTH AND INCOME PORTFOLIO'S HOLDINGS?

  Balanced Portfolio's income component will consist primarily of fixed-income securities. Growth and Income Portfolio's income component will consist largely of equities and other securities that the portfolio manager believes have income potential. Such securities may include equity securities, convertible securities, equity derivatives, and all types of debt securities.




                                   Principal investment strategies and risks  45

  Equity securities may be included in the income component of Growth and Income Portfolio if they currently pay dividends or the portfolio manager believes they have the potential for either increasing their dividends or commencing dividends, if none are currently paid. Accordingly, Growth and Income Portfolio's income component may also exhibit growth characteristics. Growth and Income Portfolio's income component may consist of structured securities such as equity-linked structured notes. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities. Equity-linked structured notes are further described in the "Glossary of Investment Terms."


11. HOW COULD INTEREST RATES AFFECT THE VALUE OF MY FLEXIBLE BOND PORTFOLIO, BALANCED PORTFOLIO, OR GROWTH AND INCOME PORTFOLIO INVESTMENT?


  Generally, a fixed-income security will increase in value when prevailing interest rates fall and decrease in value when prevailing interest rates rise. Longer-term securities are generally more sensitive to interest rate changes than shorter-term securities, but they generally offer higher yields to compensate investors for the associated risks. High-yield bond prices and floating rate debt security prices are generally less directly responsive to interest rate changes than investment grade issues or comparable fixed rate securities, and may not always follow this pattern. The income component of Balanced Portfolio's holdings includes fixed-income securities. The income component of Growth and Income Portfolio's holdings may include fixed-income securities.



12. HOW DO THE PORTFOLIO MANAGERS OF MID CAP VALUE PORTFOLIO DETERMINE THAT A COMPANY MAY NOT BE APPROPRIATELY VALUED?



  A company may be undervalued when, in the opinion of the portfolio managers, shares of the company are selling for a price that is below their intrinsic worth. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company, or other factors. Such factors may provide buying opportunities at attractive prices compared to historical or market price-earnings ratios, price/free cash flow, book value, or return on equity. The portfolio managers believe that buying these securities at a price that is below their intrinsic worth may generate greater returns for the Portfolio than those obtained by paying premium prices for companies currently in favor in the market.


13. WHAT IS GLOBAL TECHNOLOGY PORTFOLIO'S INDUSTRY POLICY?

  Global Technology Portfolio will not concentrate its investments in any particular industry or group of related industries. As a result, the portfolio manager may have more flexibility to find companies that he believes will benefit from advances or improvements in technology in a number of industries. Nevertheless, the Portfolio may hold a significant portion of its assets in industries such as: aerospace/defense; biotechnology; computers; office/business equipment; semiconductors; software; telecommunications; and telecommunications equipment.

14. WHAT DOES "LIFE SCIENCE ORIENTATION" MEAN IN RELATION TO GLOBAL LIFE SCIENCES PORTFOLIO?

  Generally speaking, the "life sciences" relate to maintaining or improving quality of life. So, for example, companies with a "life science orientation" include companies engaged in research, development, production, or distribution of products or services related to health and personal care, medicine, or pharmaceuticals. Life science oriented companies also include companies that the portfolio manager believes have growth potential primarily as a result of particular products, technology, patents, or other market advantages in the life sciences. Life sciences encompass a variety of industries, including health care, nutrition, agriculture, medical diagnostics, nuclear and biochemical research and development, and health care facilities ownership and operation.

15. WHAT IS A HIGH-YIELD/HIGH-RISK BOND?

  A high-yield/high-risk bond (also called a "junk" bond) is a bond rated below investment grade by major rating agencies (i.e., BB+ or lower by Standard & Poor's Ratings Service ("Standard & Poor's") and Fitch, Inc. ("Fitch"), or Ba or lower by Moody's Investors Service, Inc. ("Moody's")) or is an unrated bond of similar quality. It presents greater risk of default (the failure to make timely interest and principal payments) than higher quality bonds.




46  Janus Aspen Series

16. WHAT ARE U.S. GOVERNMENT SECURITIES?

  Certain Portfolios, particularly Flexible Bond Portfolio and Balanced Portfolio, may invest in U.S. Government securities. U.S. Government securities include those issued directly by the U.S. Treasury and those issued or guaranteed by various U.S. Government agencies and instrumentalities. Some government securities are backed by the "full faith and credit" of the United States. Other government securities are backed only by the rights of the issuer to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase the obligations. Certain other government securities are supported only by the credit of the issuer. For securities not backed by the full faith and credit of the United States, a Portfolio must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Although they are high-quality, such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States.

17. HOW DOES FLEXIBLE BOND PORTFOLIO MANAGE INTEREST RATE RISK?

  The portfolio managers may vary the average-weighted effective maturity of the portfolio to reflect their analysis of interest rate trends and other factors. The Portfolio's average-weighted effective maturity will tend to be shorter when the portfolio managers expect interest rates to rise and longer when the portfolio managers expect interest rates to fall. The Portfolio may also use futures, options, and other derivatives to manage interest rate risk.

18. WHAT IS MEANT BY FLEXIBLE BOND PORTFOLIO'S "AVERAGE-WEIGHTED EFFECTIVE MATURITY"?

  The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor. Some types of bonds may also have an "effective maturity" that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Average-weighted effective maturity is calculated by averaging the effective maturity of bonds held by the Portfolio with each effective maturity "weighted" according to the percentage of net assets that it represents.

19. WHAT IS MEANT BY FLEXIBLE BOND PORTFOLIO'S "DURATION"?

  A bond's duration indicates the time it will take investors to recoup their investment. Unlike average maturity, duration reflects both principal and interest payments. Generally, the higher the coupon rate on a bond, the lower its duration will be. The duration of a bond portfolio is calculated by averaging the duration of bonds held by the Portfolio with each duration "weighted" according to the percentage of net assets that it represents. Because duration accounts for interest payments, the Portfolio's duration is usually shorter than its average maturity.

RISKS

  Because the Portfolios, with the exception of Flexible Bond Portfolio, may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Portfolio's share price may also decrease.

  A Portfolio's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign (non-U.S.) securities, derivative investments, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a Portfolio with a small asset base. A Portfolio may not experience similar performance as its assets grow. Global Life Sciences Portfolio's and Global Technology Portfolio's performance may also be affected by industry risk to a greater extent than the other Portfolios.

  Because Flexible Bond Portfolio invests substantially all of its assets in fixed-income securities or income-generating securities, it is subject to risks such as credit risk and decreased value due to interest rate increases. The Portfolio's performance may also be affected by risks to certain types of investments, such as foreign (non-U.S.) securities and derivative instruments.

  The Portfolios, with the exception of Risk-Managed Core Portfolio, are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the Portfolios may fail to produce the intended results.




                                   Principal investment strategies and risks  47

  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in other mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that a Portfolio is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to that Portfolio. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Portfolios' Statement of Additional Information ("SAI").


FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

  The following questions and answers are designed to help you better understand some of the risks of investing in the Portfolios.

1. HOW DOES THE NONDIVERSIFIED CLASSIFICATION OF FORTY PORTFOLIO AFFECT ITS RISK PROFILE?

  Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A portfolio that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a portfolio that is classified as "diversified." This gives a portfolio which is classified as nondiversified more flexibility to focus its investments in companies that the portfolio manager has identified as the most attractive for the investment objective and strategy of the Portfolio. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of a portfolio which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable portfolio which is classified as diversified. This fluctuation, if significant, may affect the performance of the Portfolio. Since the Portfolio normally invests primarily in a core portfolio of 20-40 common stocks, this risk may be increased.

2. HOW COULD THE PORTFOLIOS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

  Within the parameters of its specific investment policies, each Portfolio may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. As previously noted, to the extent foreign securities are included in Risk-Managed Core Portfolio's benchmark index, INTECH's mathematical investment process may select foreign securities. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Portfolio's performance may depend on factors other than the performance of a particular company. These factors include:

  - CURRENCY RISK. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

  - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.




48  Janus Aspen Series

  - FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Portfolio's ability to buy and sell emerging market securities in a timely manner, affecting the Portfolio's investment strategies and potentially affecting the value of the Portfolio.

  - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

3. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?


  Within the parameters of its specific investment policies, each Portfolio, particularly Overseas Portfolio, Worldwide Portfolio, Global Life Sciences Portfolio, and Global Technology Portfolio, may invest in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Index(SM).



  To the extent that a Portfolio invests a significant amount of its assets in one or more countries, its returns and NAV may be affected to a large degree by events and economic conditions in such countries. A summary of each Portfolio's investments by country is contained in the Portfolios' shareholder reports and in the Portfolios' Form N-Q reports, which are filed with the Securities and Exchange Commission ("SEC").


  In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. The securities markets of many of the countries in which the Portfolios may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Portfolios to obtain or to enforce a judgment against the issuers of such securities. The Portfolios may be subject to emerging markets risk to the extent that they invest in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.

4. CERTAIN PORTFOLIOS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?


  Many attractive investment opportunities may be in smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.


5. WHAT IS "INDUSTRY RISK"?

  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Portfolio's investments, if any, in multiple companies in a particular industry increase that Portfolio's exposure to industry risk. In the life sciences, for example, many companies are subject to government regulation and approval of their products and services, which may affect their price or availability. In addition, the products and services offered by these companies may quickly become obsolete in the face of scientific or technological developments. The economic outlook of such companies may fluctuate dramatically due to changes in regulatory or competitive environments. Similarly, in technology-related industries, competitive pressures may have a significant effect on the performance of companies in which a Portfolio may invest. In addition, technology and technology-related companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing, which may increase their volatility.

  Global Life Sciences Portfolio invests in a concentrated portfolio, which may result in greater exposure to related industries. As a result, the Portfolio may be more volatile than a less concentrated portfolio.




                                   Principal investment strategies and risks  49

6. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN HIGH-YIELD/HIGH-RISK BONDS?

  High-yield/high-risk bonds (or "junk" bonds) are bonds rated below investment grade by the primary rating agencies such as Standard & Poor's, Fitch, and Moody's or are unrated bonds of similar quality. The value of lower quality bonds generally is more dependent on credit risk and default risk than investment grade bonds. Issuers of high-yield/high-risk bonds may not be as strong financially as those issuing bonds with higher credit ratings and are more vulnerable to real or perceived economic changes, political changes, or adverse developments specific to the issuer. In addition, the junk bond market can experience sudden and sharp price swings.


  The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Secondary markets for high-yield securities are less liquid than the market for investment grade securities; therefore, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.


  Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of bond rating categories.

7. WHAT IS MEANT BY "CREDIT QUALITY" AND WHAT ARE THE RISKS ASSOCIATED WITH IT?


  Credit quality measures the likelihood that the issuer or borrower will meet its obligations on a bond. One of the fundamental risks is credit risk, which is the risk that an issuer will be unable to make principal and interest payments when due, or default on its obligations. Higher credit risk may negatively impact a Portfolio's returns. U.S. Government securities are generally considered to be the safest type of investment in terms of credit risk. Municipal obligations generally rank between U.S. Government securities and corporate debt securities in terms of credit safety. Corporate debt securities, particularly those rated below investment grade, present the highest credit risk.


8. HOW IS CREDIT QUALITY MEASURED?

  Ratings published by nationally recognized statistical rating agencies such as Standard & Poor's, Fitch, and Moody's are widely accepted measures of credit risk. The lower a bond issue is rated by an agency, the more credit risk it is considered to represent. Lower rated instruments and securities generally pay higher yields to compensate investors for the associated risk. Please refer to the "Explanation of Rating Categories" section of this Prospectus for a description of bond rating categories.

9. HOW DO THE PORTFOLIOS TRY TO REDUCE RISK?

  The Portfolios may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return swaps), and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Portfolios may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Portfolios. A Portfolio's performance could be worse than if the Portfolio had not used such instruments.

  Risk-Managed Core Portfolio's subadviser, INTECH, approaches risk management from a perspective that evaluates risk relative to a direct investment in the benchmark index. Risk controls are designed to minimize the risk of significant underperformance relative to the benchmark index.

  Risk-Managed Core Portfolio normally remains as fully invested as possible and does not seek to lessen the effects of a declining market through hedging or temporary defensive positions. However, it may invest in exchange-traded funds or use futures and options to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. There is no guarantee that these types of derivative investments will work and their use could cause lower returns or even losses to the Portfolio.

GENERAL PORTFOLIO POLICIES

  Unless otherwise stated, the following general policies apply to each Portfolio. Except for the Portfolios' policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if a Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.




50  Janus Aspen Series

  CASH POSITION
  Risk-Managed Core Portfolio, which is subadvised by INTECH, normally remains as fully invested as possible and does not seek to lessen the effects of a declining market through hedging or temporary defensive positions. Risk-Managed Core Portfolio may use exchange-traded funds, as well as futures, options, and other derivatives, to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. There is no guarantee that these types of derivative investments will work and their use could cause lower returns or even losses to the Portfolio.

  Except as described above for Risk-Managed Core Portfolio, the Portfolios may not always stay fully invested. For example, when the portfolio managers and/or investment personnel believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, a Portfolio's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a Portfolio has committed available assets to desirable investment opportunities. Partly because the portfolio managers and/or investment personnel act independently of each other, the cash positions of the Portfolios may vary significantly. When a Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested. To the extent a Portfolio invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Portfolio from accessing its cash.

  In addition, a Portfolio may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Portfolio's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Portfolio may invest up to 100% of its assets in cash or similar investments. In this case, the Portfolio may take positions that are inconsistent with its investment objective. As a result, the Portfolio may not achieve its investment objective.

  PORTFOLIO TURNOVER
  In general, the Portfolios intend to purchase securities for long-term investment, although, to a limited extent, each Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Portfolio, the nature of a Portfolio's investments, and the investment style of the portfolio managers and/or investment personnel. Changes are normally made in a Portfolio's holdings whenever the portfolio managers and/or investment personnel believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

  Risk-Managed Core Portfolio generally intends to purchase securities for long-term investment, although, to a limited extent, portfolio securities may be held for relatively shorter periods. Short-term transactions may also result from liquidity needs, securities having reached a price objective, changes in the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment. As a result of INTECH's mathematical investment process, the Portfolio may sell one security and simultaneously purchase the same or a comparable security. Portfolio turnover may also be affected by market conditions, changes in the size of the Portfolio, and the nature of the Portfolio's investments. Portfolio turnover rates are not a factor in making buy and sell decisions.

  The rebalancing techniques used by Risk-Managed Core Portfolio may result in higher portfolio turnover compared to a "buy and hold" fund strategy. INTECH periodically rebalances the stocks in the portfolio to their target weighting versus the Portfolio's benchmark index, as determined by INTECH's mathematical investment process.

  Due to the nature of the securities in which Flexible Bond Portfolio invests, it may have relatively high portfolio turnover compared to other Portfolios.

  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance. The "Financial Highlights" section of this Prospectus shows the Portfolios' historical turnover rates.




                                   Principal investment strategies and risks  51

  COUNTERPARTIES

  Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolios ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to the Portfolios. A Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.



  A Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio's cash balances are invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. Each Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of a counterparty's creditworthiness is incorrect or may change due to market conditions. To the extent that a Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.


  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, each Portfolio, with the exception of Flexible Bond Portfolio, may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Portfolios. If successful, they may benefit the Portfolios by earning a return on the Portfolios' assets or reducing risk; however, they may not achieve the Portfolios' investment objectives. These securities and strategies may include:

  - debt securities

  - exchange-traded funds

  - indexed/structured securities


  - high-yield/high-risk bonds (20% or less of Mid Cap Value Portfolio's net assets and 35% or less of each of the other Portfolios' net assets, with the exception of Risk-Managed Core Portfolio, which does not intend to invest in high-yield/high-risk bonds)


  - various derivative transactions (which could comprise a significant percentage of a Portfolio's holdings) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

  - short sales (no more than 10% of a Portfolio's net assets may be invested in short sales other than against the box), with the exception of Risk-Managed Core Portfolio, which does not intend to invest in short sales

  - securities purchased on a when-issued, delayed delivery, or forward commitment basis

  - bank loans, which may be acquired through loan participations and assignments (for Balanced Portfolio only, no more than 20% of the Portfolio's total assets)

  - entering into transactions to manage a Portfolio's realization of capital gains and to offset such realization of capital gains with capital losses where the portfolio managers and/or investment personnel believe it is appropriate; such techniques may result in increased transaction costs paid by a Portfolio and may be limited under the Internal Revenue Code and related regulations (Risk-Managed Core Portfolio does not intend to invest in these types of transactions)

  Unless otherwise stated within its specific investment policies, Flexible Bond Portfolio may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Portfolio. If successful, they may benefit the



52  Janus Aspen Series

  Portfolio by earning a return on the Portfolio's assets or reducing risk; however, they may not achieve the Portfolio's investment objective. These securities and strategies may include:

  - equity securities

  - other debt securities

  - exchange-traded funds

  - pass-through securities including mortgage- and asset-backed securities and mortgage dollar rolls

  - zero coupon, pay-in-kind, and step coupon securities

  - various derivative transactions (which could comprise a significant percentage of the Portfolio's holdings) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

  - short sales (no more than 10% of a portfolio's net assets may be invested in short sales other than against the box)

  - securities purchased on a when-issued, delayed delivery, or forward commitment basis

  - bank loans, which may be acquired through loan participations and assignments (no more than 20% of the Portfolio's total assets)

  - entering into transactions to manage the Portfolio's realization of capital gains and to offset such realization of capital gains with capital losses where the portfolio managers believe it is appropriate; such techniques may result in increased transaction costs paid by the Portfolio and may be limited under the Internal Revenue Code and related regulations

  MORTGAGE- AND ASSET-BACKED SECURITIES
  Certain Portfolios may purchase fixed or variable rate mortgage-backed securities issued by the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae"), the Federal Home Loan Mortgage Corporation ("Freddie Mac"), or other governmental or government-related entities. A Portfolio may purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying securities fail to perform, these investment vehicles could be forced to sell the assets and recognize losses on such assets, which could impact a Portfolio's yield and your return.

  Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in a Portfolio having to reinvest proceeds at a lower interest rate.

  In addition to prepayment risk, investments in mortgage-backed securities, including those comprised of subprime mortgages, and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

  SHORT SALES

  To a limited extent, certain Portfolios may engage in short sales. A short sale is generally a transaction in which a Portfolio sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, a Portfolio must borrow the security to make delivery to the buyer. The Portfolio is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, a Portfolio will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, a Portfolio may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and a Portfolio may have to buy the securities sold short at an unfavorable price. If this occurs at a




                                   Principal investment strategies and risks  53
  time that other short sellers of the same security also want to close out their positions, it is more likely that a Portfolio will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, a Portfolio's losses are potentially unlimited in a short sale transaction. A Portfolio's gains and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the Portfolio may be required to pay in connection with a short sale. Such payments may result in a Portfolio having higher expenses than a Portfolio that does not engage in short sales and may negatively affect the Portfolio's performance.



  A Portfolio may also enter into short positions through derivative instruments such as option contracts, futures contract and swap agreements which may expose the Portfolio to similar risks. To the extent that the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio's losses are theoretically unlimited.


  Due to certain foreign countries' restrictions, a Portfolio will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, a Portfolio's ability to fully implement a short selling strategy that could otherwise help the Portfolio pursue its investment goals may be limited.

  Although Janus Capital believes that its rigorous "bottom up" approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach when engaging in short sales.

  SWAP AGREEMENTS
  Certain Portfolios may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Portfolio. If the other party to a swap defaults, a Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."

  SECURITIES LENDING

  A Portfolio may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. Each Portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to one-third of its total assets as determined at the time of the loan origination. When a Portfolio lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.


  ILLIQUID INVESTMENTS

  Each Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolios' Board of Trustees, certain restricted securities that are determined to be liquid will not be counted toward this 15% limit. Risk-Managed Core Portfolio does not intend to invest in illiquid investments.


  SPECIAL SITUATIONS
  Certain Portfolios may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the portfolio managers and/or investment personnel, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development



54  Janus Aspen Series
  with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. A Portfolio's performance could suffer from its investments in "special situations."




                                   Principal investment strategies and risks  55

MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------


INVESTMENT ADVISER


  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Portfolio. Janus Capital is responsible for the day-to-day management of the Portfolios' investment portfolios and furnishes continuous advice and recommendations concerning the Portfolios' investments for all Portfolios except Risk-Managed Core Portfolio and Mid Cap Value Portfolio. INTECH is responsible for the day-to-day management of the investment portfolio of Risk-Managed Core Portfolio subject to the general oversight of Janus Capital. Perkins is responsible for the day-to-day management of the investment portfolio of Mid Cap Value Portfolio subject to the general oversight of Janus Capital. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of each Portfolio.


  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

  Janus Capital furnishes certain administrative, compliance, and accounting services for the Portfolios, and may be reimbursed by the Portfolios for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Portfolios and pays the salaries, fees, and expenses of all Portfolio officers and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the members of the Board of Trustees ("Trustees") are "affiliated persons" of Janus Capital as that term is defined by the Investment Company Act of 1940, as amended (the "1940 Act").




56  Janus Aspen Series

MANAGEMENT EXPENSES


  Each Portfolio pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including the administrative services fee for Risk-Managed Core Portfolio and Mid Cap Value Portfolio, the distribution and shareholder servicing fees (12b-1 fee), any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. Each Portfolio's investment advisory fee is calculated daily and paid monthly. Each Portfolio's advisory agreement details the investment advisory fee and other expenses that each Portfolio must pay. Janus Capital pays INTECH a subadvisory fee from its investment advisory fee for managing Risk-Managed Core Portfolio. Janus Capital pays Perkins a subadvisory fee from its investment advisory fee for managing Mid Cap Value Portfolio.


  The following tables reflect each Portfolio's contractual investment advisory fee rate or base fee rate, as applicable, (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Portfolio to Janus Capital (gross and net of fee waivers, if applicable). The investment advisory fee rate is aggregated to include all investment advisory and subadvisory fees (as applicable) paid by a Portfolio.



  FIXED-RATE INVESTMENT ADVISORY FEE

  The Portfolios reflected below pay an investment advisory fee at a fixed rate based on each Portfolio's average daily net assets.


                                                                                          Actual Investment
                                                                        Contractual       Advisory Fee (%)
                                                   Average Daily        Investment            (for the
                                                    Net Assets       Advisory Fee (%)     fiscal year ended
  Portfolio Name                                 of the Portfolio      (annual rate)     December 31, 2008)
-----------------------------------------------------------------------------------------------------------
  BOND
    Flexible Bond Portfolio                     First $300 Million         0.55                 0.54(1)
                                                Over $300 Million          0.45
  GROWTH & CORE
    Balanced Portfolio                          All Asset Levels           0.55                 0.55
    Enterprise Portfolio(2)                     All Asset Levels           0.64                 0.64
    Forty Portfolio                             All Asset Levels           0.64                 0.63(3)
    Growth and Income Portfolio                 All Asset Levels           0.62                 0.61(3)
    Janus Portfolio(4)                          All Asset Levels           0.64                 0.63(3)
    Research Core Portfolio(5)                  All Asset Levels           0.60                 0.00(1)(6)
  INTERNATIONAL & GLOBAL
    Overseas Portfolio(7)                       All Asset Levels           0.64                 0.64
  SPECIALTY EQUITY
    Global Life Sciences Portfolio              All Asset Levels           0.64                 0.43(1)
    Global Technology Portfolio                 All Asset Levels           0.64                 0.64(1)
-----------------------------------------------------------------------------------------------------------




  (1) Janus Capital has agreed to limit the Portfolio's total operating expenses (excluding the distribution and shareholder servicing fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain level until at least May 1, 2010. Application of the expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included under "Expense Limitations" below. The waiver is not reflected in the contractual fee rate shown.
  (2) Formerly named Mid Cap Growth Portfolio.
  (3) The actual management fee paid reflects credits to the Portfolio in an amount equal to investment advisory fees paid by the Portfolio to a Janus money market fund for cash invested in that money market fund under the Portfolio's money fund sweep program.
  (4) Formerly named Large Cap Growth Portfolio.
  (5) Formerly named Fundamental Equity Portfolio.

  (6) For the fiscal year ended December 31, 2008, the Portfolio did not pay Janus Capital any investment advisory fees (net of fee waivers) because the Portfolio's fee waiver exceeded the investment advisory fee.

  (7) Formerly named International Growth Portfolio.




                                                Management of the Portfolios  57

  PERFORMANCE-BASED INVESTMENT ADVISORY FEE

  Risk-Managed Core Portfolio, Mid Cap Value Portfolio, and Worldwide Portfolio each pay an investment advisory fee rate that may adjust up or down based on each Portfolio's performance relative to the cumulative investment record of its benchmark index over the performance measurement period. Any adjustment to the investment advisory fee rate was effective January 2007 for Risk-Managed Core Portfolio and February 2007 for Mid Cap Value Portfolio and Worldwide Portfolio. Until such time, only the base fee rate shown below applied. The third column shows the performance hurdle for outperformance or underperformance during the measurement period relative to each Portfolio's respective benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to each Portfolio's base fee rate plus or minus the performance adjustment over the period without any fee waivers. The fifth column shows the actual investment advisory fee rate, which is equal to each Portfolio's base fee rate plus or minus the performance adjustment over the period and includes any applicable fee waiver. This fifth column shows the actual amount of the investment advisory fee rate paid by each Portfolio as of the end of the fiscal year. Details discussing this performance fee are included below with further description in the Statement of Additional Information.

  As an example, if a Portfolio outperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would increase by 0.15%. Conversely, if a Portfolio underperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would decrease by 0.15%. Actual performance within the full range of the performance hurdle rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%.


                                                                                               Actual Investment
                                                                              Performance      Advisory Fee (%)
                                                           Performance         Adjusted            (for the
                                                            Hurdle vs.        Investment       fiscal year ended
  Portfolio Name                          Base Fee (%)   Benchmark Index   Advisory Fee (%)   December 31, 2008)
----------------------------------------------------------------------------------------------------------------
  Risk-Managed Core Portfolio                 0.50          +/- 4.00%            0.39                0.14(1)
  Mid Cap Value Portfolio                     0.64          +/- 4.00%            0.60                0.75(1)
  Worldwide Portfolio(2)                      0.60          +/- 6.00%            0.65                0.50
----------------------------------------------------------------------------------------------------------------




  (1) Janus Capital has agreed to limit the Portfolio's total operating expenses (excluding the distribution and shareholder servicing fee, the administrative services fee applicable to certain Portfolios, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain level until at least May 1, 2010. Application of the expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included under "Expense Limitations" below. The waiver and any applicable performance adjustment are not reflected in the base fee rate shown.
  (2) Formerly named Worldwide Growth Portfolio.




  A discussion regarding the basis for the Trustees' approval of the Portfolios' investment advisory agreements and subadvisory agreements (as applicable) will be included in the Portfolios' next annual or semiannual report to shareholders, following such approval. You can request the Portfolios' annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at janus.com/info.





58  Janus Aspen Series

  RISK-MANAGED CORE PORTFOLIO, MID CAP VALUE PORTFOLIO, AND WORLDWIDE PORTFOLIO



  For Risk-Managed Core Portfolio, Mid Cap Value Portfolio, and Worldwide Portfolio, the investment advisory fee is determined by calculating a base fee (shown in the previous table) and applying a performance adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well each Portfolio has performed relative to its benchmark index as shown below:



  Portfolio Name                                  Benchmark Index
  ---------------------------------------------------------------------------------------------
  Risk-Managed Core Portfolio                     S&P 500(R) Index
  Mid Cap Value Portfolio                         Russell Midcap(R) Value Index
  Worldwide Portfolio                             MSCI World Index(SM)




  Only the base fee rate applied until January 2007 for Risk-Managed Core Portfolio and until February 2007 for Mid Cap Value Portfolio and Worldwide Portfolio, at which time the calculation of the performance adjustment applies as follows:


  Investment Advisory Fee = Base Fee +/- Performance Adjustment


  The investment advisory fee rate paid to Janus Capital by each of Risk-Managed Core Portfolio, Mid Cap Value Portfolio, and Worldwide Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio's average daily net assets during the previous month ("Base Fee"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until a Portfolio's performance-based fee structure has been in effect for at least 12 months. When a Portfolio's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment began January 2007 for Risk-Managed Core Portfolio and February 2007 for Mid Cap Value Portfolio and Worldwide Portfolio.


  No Performance Adjustment will be applied unless the difference between the Portfolio's investment performance and the cumulative investment record of the Portfolio's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to a Portfolio's relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Portfolio's Shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Portfolio's Shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Portfolio is calculated net of expenses whereas a Portfolio's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Portfolio and the Portfolio's benchmark index. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

  The investment performance of a Portfolio's Service Shares for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether a particular Portfolio's performance was above or below its benchmark index by comparing the investment performance of the Portfolio's Service Shares against the cumulative investment record of that Portfolio's benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Portfolio, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of each Portfolio relative to the record of the Portfolio's benchmark index and future changes to the size of each Portfolio.

  The Portfolios' Statement of Additional Information contains additional information about performance-based fees.




                                                Management of the Portfolios  59

  EXPENSE LIMITATIONS

  Janus Capital has contractually agreed to waive the advisory fee payable by certain Portfolios in an amount equal to the amount, if any, that each Portfolio's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding distribution and shareholder servicing fees, the administrative services fee applicable to certain Portfolios, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of each Portfolio, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue the waivers until at least May 1, 2010. Mortality risk, expense risk, and other charges imposed by participating insurance companies are also excluded from the expense limitations noted.


  Portfolio Name                                                    Expense Limit Percentage (%)
------------------------------------------------------------------------------------------------
  BOND
    Flexible Bond Portfolio                                                     0.90
  GROWTH & CORE
    Research Core Portfolio(1)                                                  1.20
  RISK-MANAGED
    Risk-Managed Core Portfolio(2)                                              1.10
  SPECIALTY EQUITY
    Global Life Sciences Portfolio                                              1.24
    Global Technology Portfolio                                                 1.24
  VALUE
    Mid Cap Value Portfolio(2)                                                  1.24
------------------------------------------------------------------------------------------------



  (1) Formerly named Fundamental Equity Portfolio.
  (2) The Portfolio pays an investment advisory fee rate that adjusts up or down based upon the Portfolio's performance relative to its benchmark index during a measurement period. Because a fee waiver will have a positive effect upon the Portfolio's performance, a fee waiver that is in place during the period when the performance adjustment applies may affect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital.




60  Janus Aspen Series

SUBADVISERS

  INTECH INVESTMENT MANAGEMENT LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC) serves as subadviser to Risk-Managed Core Portfolio and has served in such capacity since the Portfolio's inception. INTECH, CityPlace Tower, 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, Florida 33401, also serves as investment adviser or subadviser to other U.S. registered and unregistered investment companies, offshore investment funds, and other institutional accounts and registered investment companies. As subadviser, INTECH provides day-to-day management of the investment operations of Risk-Managed Core Portfolio. Janus Capital owns approximately 90% of INTECH.

  PERKINS INVESTMENT MANAGEMENT LLC ("PERKINS") (formerly named Perkins, Wolf, McDonnell and Company, LLC) serves as subadviser to Mid Cap Value Portfolio and has served in such capacity since the Portfolio's inception. Perkins (together with its predecessors), 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606, has been in the investment management business since 1984 and provides day-to-day management of the investment operations of Mid Cap Value Portfolio, as well as other mutual funds and separate accounts. Janus Capital owns approximately 78% of Perkins.

INVESTMENT PERSONNEL

  Unless otherwise noted, the Portfolio Manager has primary responsibility for the day-to-day management of the Portfolio described. The Portfolios are presented in the order listed on this Prospectus' cover.

FLEXIBLE BOND PORTFOLIO
--------------------------------------------------------------------------------
    Co-Portfolio Managers Gibson Smith and Darrell Watters jointly share responsibility for the day-to-day management of the Portfolio, with no limitation on the authority of one co-portfolio manager in relation to the other.

    GIBSON SMITH is Co-Chief Investment Officer of Janus Capital. He is Executive Vice President and Co-Portfolio Manager of Flexible Bond Portfolio, which he has co-managed since May 2007. Mr. Smith is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2001 as a fixed-income analyst. He holds a Bachelor's degree in Economics from the University of Colorado.

    DARRELL WATTERS is Executive Vice President and Co-Portfolio Manager of Flexible Bond Portfolio, which he has co-managed since May 2007. Mr. Watters is also Portfolio Manager of other Janus accounts and performs duties as a fixed-income analyst. He joined Janus Capital in 1993 as a municipal bond trader. Mr. Watters holds a Bachelor's degree in Economics from Colorado State University.

BALANCED PORTFOLIO
--------------------------------------------------------------------------------
    Co-Portfolio Managers Marc Pinto and Gibson Smith jointly share responsibility for the day-to-day management of the Portfolio, with no limitation on the authority of one co-portfolio manager in relation to the other. Mr. Pinto focuses on the equity portion of the Portfolio. Mr. Smith focuses on the fixed-income portion of the Portfolio.

    MARC PINTO, CFA, is Executive Vice President and Co-Portfolio Manager of Balanced Portfolio, which he has co-managed since May 2005. Mr. Pinto is also Portfolio Manager of other Janus accounts. Mr. Pinto joined Janus Capital in 1994 as an analyst. He holds a Bachelor's degree in History from Yale University and a Master's degree in Business Administration from Harvard University. He holds the Chartered Financial Analyst designation.

    GIBSON SMITH is Co-Chief Investment Officer of Janus Capital. He is Executive Vice President and Co-Portfolio Manager of Balanced Portfolio, which he has co-managed since May 2005. Mr. Smith is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2001 as a fixed-income analyst. Mr. Smith holds a Bachelor's degree in Economics from the University of Colorado.




                                                Management of the Portfolios  61

ENTERPRISE PORTFOLIO
--------------------------------------------------------------------------------
    BRIAN DEMAIN, CFA, is Executive Vice President and Portfolio Manager of Enterprise Portfolio, which he has managed since November 2007. He served as Assistant Portfolio Manager of the Portfolio from September 2004 to October 2007. Mr. Demain joined Janus Capital in 1999 as a securities analyst. He holds a Bachelor's degree in Economics from Princeton University, where he graduated summa cum laude and was a recipient of the Daniel L. Rubinfeld '67 Prize in Empirical Economics for his senior thesis. Mr. Demain holds the Chartered Financial Analyst designation.

FORTY PORTFOLIO
--------------------------------------------------------------------------------
    RON SACHS, CFA, is Executive Vice President and Portfolio Manager of Forty Portfolio, which he has managed since January 2008. He is also Portfolio Manager of other Janus accounts. Mr. Sachs joined Janus Capital in 1996 as a research analyst. He holds a Bachelor's degree (cum laude) in Economics from Princeton and a law degree from the University of Michigan. Mr. Sachs holds the Chartered Financial Analyst designation.

GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------
    MARC PINTO, CFA, is Executive Vice President and Portfolio Manager of
    Growth and Income Portfolio, which he has managed since November 2007. Mr. Pinto is also Portfolio Manager of other Janus accounts. Mr. Pinto joined Janus Capital in 1994 as an analyst. He holds a Bachelor's degree in History from Yale University and a Master's degree in Business Administration from Harvard University. He holds the Chartered Financial Analyst designation.

JANUS PORTFOLIO
--------------------------------------------------------------------------------
    Co-Portfolio Managers Jonathan D. Coleman and Daniel Riff are responsible for the day-to-day management of the Portfolio. Mr. Coleman, as lead Portfolio Manager, has the authority to exercise final decision-making on the overall portfolio.

    JONATHAN D. COLEMAN, CFA, is Co-Chief Investment Officer of Janus Capital. He is Executive Vice President and Co-Portfolio Manager of Janus Portfolio, which he has co-managed since November 2007. Mr. Coleman was Portfolio Manager of Enterprise Portfolio from February 2002 to October 2007. Mr. Coleman is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 1994 as a research analyst. Mr. Coleman holds a Bachelor's degree in Political Economy and Spanish from Williams College, where he was a member of Phi Beta Kappa. As a Fulbright Fellow, he conducted research on economic integration in Central America. Mr. Coleman holds the Chartered Financial Analyst designation.


    DANIEL RIFF is Executive Vice President and Co-Portfolio Manager of Janus Portfolio, which he has co-managed since November 2007. Mr. Riff is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2003 as an analyst. Prior to joining Janus Capital, Mr. Riff was a student at the University of Pennsylvania (2002-2004). Mr. Riff holds a Bachelor's degree (magna cum laude) in Economics from Williams College and a Master of Business Administration degree with honors in Finance from The Wharton School at the University of Pennsylvania.


RESEARCH CORE PORTFOLIO
--------------------------------------------------------------------------------
    The Research Team (Janus Capital's equity research analysts) selects investments for Research Core Portfolio and has done so since November
    2007.

    JAMES P. GOFF, CFA, is Janus Capital's Director of Research and Executive Vice President of the Portfolio. Mr. Goff leads the team and is primarily responsible for the day-to-day operations of the Portfolio. Mr. Goff joined Janus Capital in 1988. He holds a Bachelor of Arts degree (magna cum laude) in Economics from Yale University. Mr. Goff holds the Chartered Financial Analyst designation.

OVERSEAS PORTFOLIO
--------------------------------------------------------------------------------
    BRENT A. LYNN, CFA, is Executive Vice President and Portfolio Manager of Overseas Portfolio, which he has managed or co-managed since January 2001. Mr. Lynn joined Janus Capital in 1991 as a research analyst. He holds a Bachelor of Arts degree in Economics and a Master's degree in Economics and Industrial Engineering from Stanford University. Mr. Lynn holds the Chartered Financial Analyst designation.




62  Janus Aspen Series

WORLDWIDE PORTFOLIO
--------------------------------------------------------------------------------

    LAURENT SALTIEL is Executive Vice President and Portfolio Manager of Worldwide Portfolio, which he has managed since April 2009. Mr. Saltiel is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2002 as an equity research analyst. Mr. Saltiel holds a Bachelor's degree and a Master's degree in Business Administration from Ecole Superieure De Commerce De Paris (ESCP) and Harvard Business School, respectively.


RISK-MANAGED CORE PORTFOLIO
--------------------------------------------------------------------------------
    No one person of the investment team is primarily responsible for implementing the investment strategies of Risk-Managed Core Portfolio. A team of investment professionals consisting of Dr. Robert Fernholz, Dr. Adrian Banner, Dr. Jason Greene, and Joseph Runnels works together to implement the mathematical investment process.

    E. ROBERT FERNHOLZ has been Chief Investment Officer ("CIO") of INTECH since January 1991. Dr. Fernholz joined INTECH in June 1987. He received his A.B. in Mathematics from Princeton University and his Ph.D. in Mathematics from Columbia University. As CIO, Dr. Fernholz sets policy for the investment strategy, reviews proposed changes, and assures adherence to policy. Dr. Fernholz implements and supervises the optimization process.

    ADRIAN BANNER has been Co-Chief Investment Officer ("Co-CIO") of INTECH since January 2009. Dr. Banner, previously Senior Investment Officer since September 2007 and Director of Research from August 2002 to August 2007, joined INTECH in August 2002. He received his Ph.D. in Mathematics from Princeton University and holds a M.Sc. and B.Sc. in Mathematics from the University of New South Wales, Australia. Dr. Banner has delivered lectures on the stability of market capitalization at a number of academic and professional conferences. Dr. Banner continues to teach at Princeton University, where he is also a part-time Lecturer in the Department of Mathematics. Dr. Banner implements the optimization process and supervises implementation of the portfolio management and trading process. He conducts mathematical research on the investment process and reviews and recommends improvements.

    JASON GREENE has been Vice President and Senior Investment Officer of INTECH since September 2006. Dr. Greene joined INTECH in September 2006 from Georgia State University where he was a tenured Associate Professor of Finance. He was also a consultant for the Office of Economic Analysis at the Securities and Exchange Commission and an expert consultant to mutual fund advisors. Dr. Greene has published numerous articles in premier academic and practitioner journals. He is a graduate of Rhodes College, cum laude, with a B.A. in Economics and Mathematics, and Indiana University with a Ph.D. in Finance. Dr. Greene has oversight, supervisory, and support responsibility for the day-to-day implementation of the portfolio management and trading process.

    JOSEPH W. RUNNELS, CFA, has been Vice President of Portfolio Management at INTECH since March 2003. Mr. Runnels joined INTECH in June 1998. Mr. Runnels holds a B.S. in Business Administration from Murray State University. Mr. Runnels implements the day-to-day portfolio management and trading process for client portfolios. He also handles brokerage relationships and supervises the daily execution of trading for client accounts. Mr. Runnels holds the Chartered Financial Analyst designation.

GLOBAL LIFE SCIENCES PORTFOLIO
--------------------------------------------------------------------------------
    ANDREW ACKER, CFA, is Executive Vice President and Portfolio Manager of Global Life Sciences Portfolio, which he has managed or co-managed since October 2004. Mr. Acker is also Portfolio Manager of other Janus accounts and performs duties as a research analyst. He joined Janus Capital in 1999 as a securities analyst. Mr. Acker holds a Bachelor of Science degree
    (magna cum laude) in Biochemical Sciences from Harvard College where he was a member of Phi Beta Kappa. He also holds a Master's degree in Business Administration with honors from Harvard Business School. Mr.
    Acker holds the Chartered Financial Analyst designation.




                                                Management of the Portfolios  63

GLOBAL TECHNOLOGY PORTFOLIO
--------------------------------------------------------------------------------
    BURTON H. WILSON is Executive Vice President and Portfolio Manager of
    Global Technology Portfolio, which he has managed or co-managed since February 2006. He is also Portfolio Manager of other Janus accounts and performs duties as an equity research analyst, focusing primarily on technology companies. Mr. Wilson joined Janus Capital in 2005 as a research analyst. Prior to joining Janus Capital, he was a research analyst at Lincoln Equity Management from 2000 to 2004. Mr. Wilson holds a Bachelor of Arts degree in Mathematics from the University of Virginia, a Law degree from the University of Virginia School of Law, and a Master's degree in Business Administration from the University of California at Berkeley's Haas School of Business.

MID CAP VALUE PORTFOLIO
--------------------------------------------------------------------------------

    Co-Portfolio Managers Thomas M. Perkins and Jeffrey R. Kautz are responsible for the day-to-day management of the Portfolio, with no limitation on the authority of any one co-portfolio manager in relation to the other.



    THOMAS M. PERKINS has been the Co-Portfolio Manager of Mid Cap Value Portfolio since inception. He is also Co-Portfolio Manager of other Janus accounts. Mr. Perkins has been a portfolio manager since 1974 and joined Perkins as a portfolio manager in 1998. Previously, he was Co-Portfolio Manager for Berger Mid Cap Value Fund. Mr. Perkins holds a Bachelor of Arts degree in History from Harvard University.


    JEFFREY R. KAUTZ, CFA, is Co-Portfolio Manager of Mid Cap Value Portfolio, which he has co-managed since inception. He is also Co-Portfolio Manager of other Janus accounts. Mr. Kautz has served as a research analyst for the value products of Perkins since October 1997. Previously, he was Co-Portfolio Manager for Berger Mid Cap Value Fund. Mr. Kautz holds a Bachelor of Science degree in Mechanical Engineering from the University of Illinois and a Master of Business Administration in Finance from the University of Chicago. Mr. Kautz holds the Chartered Financial Analyst designation.

  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the portfolio managers and/or investment personnel is included in the SAI.




64  Janus Aspen Series

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES

  Each Portfolio currently offers one, two or three classes of shares. Only Service Shares are offered by this Prospectus. The Shares are available only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. Institutional Shares of each Portfolio offering such Shares are offered only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans. Service II Shares of each Portfolio offering such Shares are offered only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants and include a redemption fee. The redemption fee may be imposed on interests in separate accounts or plans held 60 days or less. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Institutional Shares or Service II Shares, please call 1-800-525-0020.

  CLOSED FUND POLICIES

  A Portfolio may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Portfolio's ability to achieve its investment objective. If sales of a Portfolio are limited, it is expected that existing shareholders invested in the Portfolio would be permitted to continue to purchase Shares through their existing Portfolio accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed portfolio would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the portfolio is believed to negatively impact existing portfolio shareholders. The closed portfolio may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the portfolio and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.

  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.


  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. ("JCGI") asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.



                                                           Other information  65

  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On December 30, 2008, the Court granted partial summary judgment in Janus Capital's favor with respect to Plaintiffs' damage demand as it relates to what was categorized as "approved" market timing based on the Court's finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as "unapproved" market timing. Having completed the supplemental briefing, the parties are awaiting a ruling from the Court. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which remanded the case back to the Court for further proceedings. Finally, a Motion to Dismiss the Wiggins suit (action (iv) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit where the appeal is pending.



  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.



  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations:
  (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.


  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  CONFLICTS OF INTEREST

  The Shares offered by this Prospectus are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Although the Portfolios do not currently anticipate any disadvantages to policy owners because each Portfolio offers its Shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in an effort to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict is identified, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in one or more Portfolios or substitute Shares of another Portfolio. If this occurs, a Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Portfolios may refuse to sell their Shares to any separate account or qualified plan or may suspend or terminate the offering of a Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of that Portfolio's shareholders. It is possible that a qualified plan investing in the Portfolios could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Portfolios. Janus Capital intends to monitor such qualified plans, and the Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Portfolios to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.




66  Janus Aspen Series

  DISTRIBUTION OF THE PORTFOLIOS

  The Portfolios are distributed by Janus Distributors LLC ("Janus Distributors"), which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




                                                           Other information  67

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Portfolios, the Internal Revenue Code requires each Portfolio to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Portfolio's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Portfolio have been held. Distributions are made at the class level, so they may vary from class to class within a single Portfolio.

  DISTRIBUTION SCHEDULE

  Dividends for the Portfolios are normally declared and distributed in June and December. Capital gains are normally declared and distributed in June. However, in certain situations it may be necessary for a Portfolio to declare and distribute capital gains in December. If necessary, dividends and net capital gains may be distributed at other times as well.

  HOW DISTRIBUTIONS AFFECT A PORTFOLIO'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of a Portfolio, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Portfolio's daily NAV. The share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Portfolio declared a dividend in the amount of $0.25 per share. If the Portfolio's share price was $10.00 on December 30, the Portfolio's share price on December 31 would be $9.75, barring market fluctuations.

TAXES

  TAXES ON DISTRIBUTIONS

  Because Shares of the Portfolios may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or net capital gains distributions made by a Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts or plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1/2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

  TAXATION OF THE PORTFOLIOS

  Dividends, interest, and some capital gains received by the Portfolios on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Portfolio is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolios.

  The Portfolios do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code including the distributions each year of all their net investment income and net capital gains. In addition, because the Shares of each Portfolio are sold in connection with variable insurance contracts, each Portfolio intends to satisfy the diversification requirements applicable to insurance company separate accounts under the Internal Revenue Code.


68  Janus Aspen Series

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------


  Investors may not purchase or redeem Shares of the Portfolios directly. Shares may be purchased or redeemed only through variable insurance contracts offered by the separate accounts of participating insurance companies or through qualified retirement plans. Certain Portfolios may not be available in connection with a particular contract, and certain contracts may limit allocations among the Portfolios. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT SPECIFIC PORTFOLIOS AS INVESTMENT OPTIONS FOR A CONTRACT OR A QUALIFIED PLAN.

  With certain limited exceptions, the Portfolios are available only to U.S. citizens or residents.

PRICING OF PORTFOLIO SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. A Portfolio's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of a Portfolio's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Portfolio's shares.

  All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by a Portfolio or its agents. In order to receive a day's price, your order must be received in good order by a Portfolio (or insurance company or plan sponsor) or its agents by the close of the regular trading session of the NYSE.

  Securities held by the Portfolios are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Portfolios' Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Portfolios may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

  Due to the subjective nature of fair value pricing, a Portfolio's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Portfolio's portfolio securities and the reflection of such change in the Portfolio's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a portfolio is halted and does not resume prior to the time the portfolio calculates its NAV (referred to as "stale pricing"). Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Portfolio's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of the Portfolio, which negatively impacts long-term shareholders. The Portfolios' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

  The value of the securities of other open-end funds held by a Portfolio, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.


                                                         Shareholder's guide  69

DISTRIBUTION AND SERVICE FEES

  DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

  Under a distribution and shareholder servicing plan (the "Plan") adopted in accordance with Rule 12b-1 under the 1940 Act, the Shares may pay Janus Distributors, the Trust's distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of the Shares of a Portfolio. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and services performed by such entities. Because 12b-1 fees are paid out of the Portfolios' assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

  ADMINISTRATIVE SERVICES FEE


  Janus Services LLC, the Portfolios' transfer agent, receives an administrative services fee at an annual rate of up to 0.10% of the average daily net assets of the Service Shares of Risk-Managed Core Portfolio and Mid Cap Value Portfolio for providing, or arranging for the provision of, recordkeeping, subaccounting, and other administrative services to retirement or pension plan participants, variable contract owners, or other underlying investors investing through institutional channels.



PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES



  From its own assets, Janus Capital or its affiliates may pay fees to selected insurance companies, qualified plan service providers or their affiliates, or other financial intermediaries that distribute, market, or promote the Portfolios or perform services for contract owners and plan participants. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.


  Janus Capital or its affiliates may pay fees, from their own assets, to selected insurance companies, qualified plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.


  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries, to raise awareness of the Portfolios. Such payments may be in addition to, or in lieu of, the fees described above. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.


  Participating insurance companies that purchase the Portfolios' Shares may perform certain administrative services relating to the Portfolios and Janus Capital, or the Portfolios may pay those companies for such services.


  The receipt of (or prospect of receiving) fees or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments), or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount.


  The payment arrangements described above will not change the price a contract owner or plan participant pays for shares or the amount that a Janus fund receives to invest on behalf of the contract owner or plan participant. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Portfolios and when considering which share class of a Portfolio is most appropriate for you. Please contact your insurance company or plan sponsor for details on such arrangements.





70  Janus Aspen Series

PURCHASES


  Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of each Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios' behalf. As discussed under "Payments to financial intermediaries by Janus Capital or its affiliates," Janus Capital and its affiliates may make payments to selected insurance companies, qualified plan service providers, or their affiliates, or other financial intermediaries that were instrumental in the acquisition of accounts in the Portfolios or that provide services in connection with investments in the Portfolios. You may wish to consider such arrangements when evaluating any recommendation of the Portfolios.


  Each Portfolio reserves the right to reject any purchase order, including exchange purchases, for any reason. The Portfolios are not intended for excessive trading. For more information about the Portfolios' policy on excessive trading, refer to "Excessive Trading."

  The Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Shares to redeem those investments if the plan loses (or in the opinion of Janus Capital, is at risk of losing) its qualified plan status.

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your insurance company or plan sponsor is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your insurance company or plan sponsor may temporarily limit additional share purchases. In addition, your insurance company or plan sponsor may close an account if they are unable to verify a shareholder's identity. Please contact your insurance company or plan sponsor if you need additional assistance when completing your application or additional information about the insurance company or plan sponsor's Anti-Money Laundering Program.

REDEMPTIONS

  Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

  Shares of any Portfolio may be redeemed on any business day on which the Portfolio's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Portfolio or its agents. Redemption proceeds will normally be sent the business day following receipt of the redemption order.

  The Portfolios reserve the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Portfolios to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or
  (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

  REDEMPTIONS IN-KIND


  Shares normally will be redeemed for cash, although each Portfolio retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a portfolio, by delivery of securities selected from its assets at its discretion. However, each Portfolio is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Portfolio will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.





                                                         Shareholder's guide  71

EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES


  The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Portfolio shares ("excessive trading"). The Portfolios are intended for long-term investment purposes only, and the Portfolios will take reasonable steps to attempt to detect and deter short-term excessive trading. Transactions placed in violation of the Portfolios' excessive trading policies may be cancelled or revoked by the Portfolio by the next business day following receipt by the Portfolio. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Portfolios may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries (such as insurance companies or plan sponsors). By their nature, omnibus accounts, in which purchases and redemptions of the Portfolios' shares by multiple investors are aggregated by the intermediary and presented to the Portfolios on a net basis, may effectively conceal the identity of individual investors and their transactions from the Portfolios and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.


  The Portfolios attempt to deter excessive trading through at least the following methods:


  - trade monitoring;


  - fair valuation of securities as described under "Pricing of Portfolio Shares;" and

  - redemption fees (where applicable on certain classes of certain Portfolios).


  Generally, a purchase and redemption of Shares from the same Portfolio within 90 calendar days (i.e., "round trip") may result in enforcement of a Portfolio's excessive trading policies and procedures with respect to future purchase orders, provided that the Portfolios reserve the right to reject any purchase request as explained above.



  The Portfolios monitor for patterns of shareholder frequent trading and may suspend or permanently terminate the exchange privilege (if permitted by your insurance company or plan sponsor) of any investor who makes more than one round trip in a Portfolio over a 90-day period, and may bar future purchases into the Portfolio and any of the other Janus funds by such investor. The Portfolios' excessive trading policies generally do not apply to (i) a money market portfolio, although money market portfolios at all times reserve the right to reject any purchase request (including exchange purchases, if permitted by your insurance company or plan sponsor) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.


  The Portfolios' Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same insurance company or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of the Portfolios' excessive trading policies and procedures and may be rejected in whole or in part by a Portfolio. The Portfolios, however, cannot always identify or reasonably detect excessive trading that may be facilitated by insurance companies or plan sponsors or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Portfolios, and thus the Portfolios may have difficulty curtailing such activity. Transactions accepted by an insurance company or plan sponsor in violation of the Portfolios' excessive trading policies may be cancelled or revoked by a Portfolio by the next business day following receipt by that Portfolio.


  In an attempt to detect and deter excessive trading in omnibus accounts, the Portfolios or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Portfolio shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Portfolios' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.





72  Janus Aspen Series

  Certain transactions in Portfolio shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Portfolios' methods to detect and deter excessive trading.

  Each Portfolio also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Portfolio. For example, a Portfolio may refuse a purchase order if the portfolio managers and/or investment personnel believe they would be unable to invest the money effectively in accordance with the Portfolio's investment policies or the Portfolio would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

  The Portfolios' policies and procedures regarding excessive trading may be modified at any time by the Portfolios' Board of Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to a Portfolio's long-term shareholders. Excessive trading into and out of a Portfolio may disrupt portfolio investment strategies, may create taxable gains to remaining Portfolio shareholders, and may increase Portfolio expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Portfolios that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a portfolio based on events occurring after the close of a foreign market that may not be reflected in the portfolio's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in portfolios which do not invest in foreign securities, for example, when trading in a security held by a portfolio is halted and does not resume prior to the time the portfolio calculates its NAV (referred to as "stale pricing"). Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Portfolio's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of a Portfolio, which negatively impacts long-term shareholders. Although the Portfolios have adopted fair valuation policies and procedures intended to reduce the Portfolios' exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Portfolio shares.

  Although the Portfolios take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Portfolios may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Portfolios and their agents. This makes the Portfolios' identification of excessive trading transactions in the Portfolios through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Moreover, the contract between an insurance company and the owner of a variable insurance contract may govern the frequency with which the contract owner may cause the insurance company to purchase or redeem shares of a Portfolio. Although the Portfolios encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Portfolios cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their insurance company or plan sponsor with respect to excessive trading in the Portfolios.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the portfolios and to protect the confidentiality of the portfolios' holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.

  - FULL HOLDINGS. Each portfolio is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to portfolio



                                                         Shareholder's guide  73
    shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Portfolio holdings of portfolios subadvised by INTECH are generally available on a calendar quarter-end basis with a 60-day lag. Holdings are generally posted approximately two business days thereafter under the Characteristics tab of each portfolio at janus.com/info.


  - TOP HOLDINGS. Each portfolio's (with the exception of portfolios subadvised by INTECH) top portfolio holdings, in order of position size and as a percentage of a portfolio's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Top holdings of portfolios subadvised by INTECH, consisting of security names only in alphabetical order and aggregate percentage of a portfolio's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most portfolios disclose their top ten portfolio holdings. However, certain portfolios disclose only their top five portfolio holdings.

  - OTHER INFORMATION. Each portfolio may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.


  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Portfolios disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Capital's Chief Investment Officer(s) or their delegates. Such exceptions may be made without prior notice to shareholders. A summary of the portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Portfolios' SAI.


SHAREHOLDER COMMUNICATIONS

  Your insurance company or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Portfolios that you have authorized for investment. These reports show each Portfolio's investments and the market value of such investments, as well as other information about each Portfolio and its operations. Please contact your insurance company or plan sponsor to obtain these reports. The Trust's fiscal year ends December 31.




74  Janus Aspen Series

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



  The financial highlights tables are intended to help you understand the Portfolios' financial performance through December 31 of the fiscal periods shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Portfolio Share. The gross expense ratio reflects expenses prior to any expense offset arrangement and the net expense ratio reflects expenses after any expense offset arrangement. Both expense ratios reflect expenses after contractual waivers, if applicable. The information shown for the fiscal periods ended December 31 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.



  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Service Shares of the Portfolios (assuming reinvestment of all dividends and distributions) but do not include charges and expenses attributable to any insurance product. If these charges and expenses had been included, the performance for the periods shown would be lower. "Total return" information may include adjustments in accordance with generally accepted accounting principles. As a result, returns may differ from returns for shareholder transactions.




FLEXIBLE BOND PORTFOLIO - SERVICE SHARES
--------------------------------------------------------------------------------------------------------------------------
                                                                                     Years ended December 31
                                                                         2008       2007       2006       2005       2004

 NET ASSET VALUE, BEGINNING OF PERIOD                                   $12.13     $11.86     $11.91     $12.70     $13.11

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                             0.52       0.62       0.51       0.53       0.54
 Net gain/(loss) on securities (both realized and unrealized)             0.16       0.17     (0.05)     (0.31)     (0.07)

 Total from investment operations                                         0.68       0.79       0.46       0.22       0.47

 LESS DISTRIBUTIONS:
 Dividends (from net investment income)                                 (0.49)     (0.52)     (0.49)     (0.58)     (0.73)
 Distributions (from capital gains)                                         --         --     (0.02)     (0.43)     (0.15)

 Total distributions                                                    (0.49)     (0.52)     (0.51)     (1.01)     (0.88)


 NET ASSET VALUE, END OF PERIOD                                         $12.32     $12.13     $11.86     $11.91     $12.70


 Total return                                                            5.71%      6.80%      3.98%      1.76%      3.70%

 Net assets, end of period (in thousands)                              $33,244    $22,444    $27,630    $32,909    $34,867
 Average net assets for the period (in thousands)                      $28,537    $29,701    $30,780    $33,352    $33,840
 Ratio of gross expenses to average net assets(1)(2)                     0.85%      0.86%      0.89%      0.83%      0.84%
 Ratio of net expenses to average net assets(3)                          0.85%      0.85%      0.89%      0.82%      0.84%
 Ratio of net investment income/(loss) to average net assets             4.32%      4.66%      4.36%      3.94%      4.03%
 Portfolio turnover rate                                                  169%       138%(4)    163%(4)    171%(4)    171%
--------------------------------------------------------------------------------------------------------------------------





(1) The expense ratio reflects expenses prior to any expense offset arrangements.


(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.


(3) The expense ratio reflects expenses after any expense offset arrangements.


(4) Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 139% in 2007, 165% in 2006, and 177% in 2005.



                                                        Financial highlights  75

BALANCED PORTFOLIO - SERVICE SHARES
-------------------------------------------------------------------------------------------------------------------------------
                                                                                        Years ended December 31
                                                                         2008        2007        2006        2005        2004

 NET ASSET VALUE, BEGINNING OF PERIOD                                    $31.07      $28.83      $26.61      $25.24      $23.82

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                              0.72        0.70        0.49        0.45        0.44
 Net gain/(loss) on securities (both realized and unrealized)            (5.37)        2.24        2.27        1.46        1.52

 Total from investment operations                                        (4.65)        2.94        2.76        1.91        1.96

 LESS DISTRIBUTIONS:
 Dividends (from net investment income)                                  (0.68)      (0.70)      (0.54)      (0.54)      (0.54)
 Distributions (from capital gains)                                      (1.98)          --          --          --          --

 Total distributions                                                     (2.66)      (0.70)      (0.54)      (0.54)      (0.54)


 NET ASSET VALUE, END OF PERIOD                                          $23.76      $31.07      $28.83      $26.61      $25.24


 Total return                                                          (16.00)%      10.25%      10.46%       7.62%       8.29%

 Net assets, end of period (in thousands)                              $479,208    $579,181    $509,087    $559,467    $514,135
 Average net assets for the period (in thousands)                      $542,837    $545,997    $515,319    $526,693    $465,719
 Ratio of gross expenses to average net assets(1)(2)                      0.82%       0.82%       0.83%       0.82%       0.86%
 Ratio of net expenses to average net assets(3)                           0.82%       0.82%       0.82%       0.82%       0.86%
 Ratio of net investment income/(loss) to average net assets              2.53%       2.27%       1.79%       1.77%       1.85%
 Portfolio turnover rate                                                   120%         54%         52%         52%         64%
-------------------------------------------------------------------------------------------------------------------------------





(1) The expense ratio reflects expenses prior to any expense offset arrangements.


(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.


(3) The expense ratio reflects expenses after any expense offset arrangements.





76  Janus Aspen Series

ENTERPRISE PORTFOLIO* - SERVICE SHARES
---------------------------------------------------------------------------------------------------------------------------
                                                                                    Years ended December 31
                                                                     2008        2007        2006        2005        2004

 NET ASSET VALUE, BEGINNING OF PERIOD                                $38.97      $32.19      $28.41      $25.36      $21.05

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                          0.02        0.04      (0.09)      (0.05)      (0.05)
 Net gain/(loss) on securities (both realized and unrealized)       (16.34)        6.96        3.87        3.10        4.36

 Total from investment operations                                   (16.32)        7.00        3.78        3.05        4.31

 LESS DISTRIBUTIONS:
 Dividends (from net investment income)                              (0.02)      (0.02)          --          --          --
 Distributions (from capital gains)                                  (1.93)      (0.20)          --          --          --

 Total distributions                                                 (1.95)      (0.22)          --          --          --


 NET ASSET VALUE, END OF PERIOD                                      $20.70      $38.97      $32.19      $28.41      $25.36


 Total return                                                      (43.88)%      21.80%      13.31%      12.03%      20.48%

 Net assets, end of period (in thousands)                          $186,105    $368,990    $254,484    $256,225    $240,418
 Average net assets for the period (in thousands)                  $300,898    $300,362    $253,611    $244,487    $211,792
 Ratio of gross expenses to average net assets(1)(2)                  0.92%       0.93%       0.94%       0.92%       0.91%
 Ratio of net expenses to average net assets(3)                       0.92%       0.93%       0.94%       0.92%       0.91%
 Ratio of net investment income/(loss) to average net assets          0.07%       0.01%     (0.28)%     (0.23)%     (0.28)%
 Portfolio turnover rate                                                60%         45%         41%         32%         25%
---------------------------------------------------------------------------------------------------------------------------





 *  Formerly named Mid Cap Growth Portfolio.



(1) The expense ratio reflects expenses prior to any expense offset arrangements.


(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.


(3) The expense ratio reflects expenses after any expense offset arrangements.





                                                        Financial highlights  77

FORTY PORTFOLIO - SERVICE SHARES
---------------------------------------------------------------------------------------------------------------------------
                                                                                    Years ended December 31
                                                                     2008        2007        2006        2005        2004

 NET ASSET VALUE, BEGINNING OF PERIOD                                $40.80      $29.91      $27.45      $24.39      $20.68

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                        (0.03)        0.06        0.03          --          --
 Net gain/(loss) on securities (both realized and unrealized)       (18.04)       10.89        2.47        3.06        3.72

 Total from investment operations                                   (18.07)       10.95        2.50        3.06        3.72

 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)                                  --      (0.06)      (0.04)          --      (0.01)
 Distributions (from capital gains)                                      --          --          --          --          --
 Return of capital                                                       --(1)      N/A         N/A         N/A         N/A

 Total distributions and other                                           --      (0.06)      (0.04)          --      (0.01)


 NET ASSET VALUE, END OF PERIOD                                      $22.73      $40.80      $29.91      $27.45      $24.39


 Total return                                                      (44.28)%      36.63%       9.12%      12.56%      17.97%

 Net assets, end of period (in thousands)                          $428,109    $713,499    $446,909    $465,001    $437,777
 Average net assets for the period (in thousands)                  $653,396    $557,041    $439,970    $441,936    $423,061
 Ratio of gross expenses to average net assets(2)(3)                  0.92%       0.94%(4)    0.95%(4)    0.92%       0.92%
 Ratio of net expenses to average net assets(5)                       0.92%       0.94%(4)    0.95%(4)    0.92%       0.92%
 Ratio of net investment income/(loss) to average net assets        (0.09)%       0.15%       0.12%     (0.01)%       0.00%
 Portfolio turnover rate                                                61%         24%         44%         42%         16%
---------------------------------------------------------------------------------------------------------------------------





(1) Return of Capital aggregated less than $0.01 on a per share basis for the period ended December 31, 2008.


(2) The expense ratio reflects expenses prior to any expense offset arrangements.


(3) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.


(4) "Ratio of gross expenses to average net assets" and "Ratio of net expenses to average net assets" includes dividends on short positions. For the fiscal year 2007 and 2006, the ratio would be 0.92% and 0.95%, respectively, without the inclusion of dividends on short positions.


(5) The expense ratio reflects expenses after any expense offset arrangements.





78  Janus Aspen Series

GROWTH AND INCOME PORTFOLIO - SERVICE SHARES
-----------------------------------------------------------------------------------------------------------------------
                                                                                  Years ended December 31
                                                                     2008        2007       2006     2005(1)      2004

 NET ASSET VALUE, BEGINNING OF PERIOD                                $20.01     $18.79     $17.66     $15.77     $14.22

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                          0.15       0.32       0.31       0.07       0.06
 Net gain/(loss) on securities (both realized and unrealized)        (8.38)       1.27       1.06       1.88       1.55

 Total from investment operations                                    (8.23)       1.59       1.37       1.95       1.61

 LESS DISTRIBUTIONS:
 Dividends (from net investment income)                              (0.13)     (0.37)     (0.24)     (0.06)     (0.06)
 Distributions (from capital gains)                                      --         --         --         --         --

 Total distributions                                                 (0.13)     (0.37)     (0.24)     (0.06)     (0.06)


 NET ASSET VALUE, END OF PERIOD                                      $11.65     $20.01     $18.79     $17.66     $15.77


 Total return                                                      (41.26)%      8.44%      7.83%     12.40%     11.32%

 Net assets, end of period (in thousands)                           $18,740    $37,503    $37,176    $55,551    $55,596
 Average net assets for the period (in thousands)                   $28,949    $36,644    $44,953    $53,705    $56,017
 Ratio of gross expenses to average net assets(2)(3)                  1.16%      1.07%      1.09%      0.99%      1.02%
 Ratio of net expenses to average net assets(4)                       1.16%      1.07%      1.09%      0.99%      1.02%
 Ratio of net investment income/(loss) to average net assets          0.88%      1.76%      1.70%      0.37%      0.36%
 Portfolio turnover rate                                                58%        74%        58%        37%        48%
-----------------------------------------------------------------------------------------------------------------------




(1) Certain amounts have been reclassified from the original presentation to conform to current year presentation.
(2) The expense ratio reflects expenses prior to any expense offset arrangements.
(3) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(4) The expense ratio reflects expenses after any expense offset arrangements.




                                                        Financial highlights  79

JANUS PORTFOLIO* - SERVICE SHARES
-------------------------------------------------------------------------------------------------------------------------------
                                                                                      Years ended December 31
                                                                      2008          2007         2006        2005        2004

 NET ASSET VALUE, BEGINNING OF PERIOD                                  $26.08        $22.84      $20.62      $19.85      $19.04

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                            0.14          0.32        0.02      (0.02)      (0.04)
 Net gain/(loss) on securities (both realized and unrealized)         (10.50)          3.07        2.26        0.82        0.85

 Total from investment operations                                     (10.36)          3.39        2.28        0.80        0.81

 LESS DISTRIBUTIONS:
 Dividends (from net investment income)                                (0.13)        (0.15)      (0.06)      (0.03)          --
 Distributions (from capital gains)                                        --            --          --          --          --

 Total distributions                                                   (0.13)        (0.15)      (0.06)      (0.03)          --


 NET ASSET VALUE, END OF PERIOD                                        $15.59        $26.08      $22.84      $20.62      $19.85


 Total return                                                        (39.85)%        14.84%      11.08%       4.01%       4.25%

 Net assets, end of period (in thousands)                          $1,152,236    $1,211,381    $149,718    $157,041    $183,028
 Average net assets for the period (in thousands)                  $1,251,357      $569,659    $148,875    $163,753    $191,544
 Ratio of gross expenses to average net assets(1)(2)                    0.91%         0.91%       0.94%       0.91%       0.92%
 Ratio of net expenses to average net assets(3)                         0.91%         0.91%       0.94%       0.91%       0.91%
 Ratio of net investment income/(loss) to average net assets            0.61%         0.58%       0.24%       0.06%     (0.11)%
 Portfolio turnover rate                                                  69%           78%         54%         87%         33%
-------------------------------------------------------------------------------------------------------------------------------





 *  Formerly named Large Cap Growth Portfolio.



(1) The expense ratio reflects expenses prior to any expense offset arrangements.


(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.


(3) The expense ratio reflects expenses after any expense offset arrangements.





80  Janus Aspen Series

RESEARCH CORE PORTFOLIO* - SERVICE SHARES
--------------------------------------------------------------------------------------------------------------------------
                                                                                     Years ended December 31
                                                                         2008       2007       2006       2005       2004

 NET ASSET VALUE, BEGINNING OF PERIOD                                    $25.86    $23.50     $21.44     $18.59     $16.42

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                              0.08      0.02     (0.01)         --     (0.01)
 Net gain/(loss) on securities (both realized and unrealized)            (8.66)      2.51       2.09       2.85       2.18

 Total from investment operations                                        (8.58)      2.53       2.08       2.85       2.17

 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)                                  (0.08)    (0.02)     (0.02)         --         --
 Distributions (from capital gains)                                      (6.83)    (0.15)         --         --         --
 Return of capital                                                       (0.03)       N/A        N/A        N/A        N/A

 Total distributions and other                                           (6.94)    (0.17)     (0.02)         --         --


 NET ASSET VALUE, END OF PERIOD                                          $10.34    $25.86     $23.50     $21.44     $18.59


 Total return                                                          (42.29)%    10.79%      9.69%     15.35%     13.22%

 Net assets, end of period (in thousands)                                $1,660    $2,461     $1,834     $1,049       $379
 Average net assets for the period (in thousands)                        $2,064    $2,209     $1,825       $667       $290
 Ratio of gross expenses to average net assets(1)(2)(3)                   1.45%     1.45%      1.45%      1.46%      1.48%
 Ratio of net expenses to average net assets(4)                           1.45%     1.45%      1.45%      1.45%      1.48%
 Ratio of net investment income/(loss) to average net assets              0.32%     0.04%    (0.12)%    (0.21)%    (0.09)%
 Portfolio turnover rate                                                   129%      124%        51%        62%        65%
--------------------------------------------------------------------------------------------------------------------------





 *  Formerly named Fundamental Equity Portfolio.



(1) The expense ratio reflects expenses prior to any expense offset arrangements.




(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.


(3) The ratio was 2.29% in 2008, 1.73% in 2007, 2.00% in 2006, 1.73% in 2005,
    and 1.76% in 2004 before waiver of certain fees incurred by the Portfolio.


(4) The expense ratio reflects expenses after any expense offset arrangements.





                                                        Financial highlights  81

OVERSEAS PORTFOLIO* - SERVICE SHARES
---------------------------------------------------------------------------------------------------------------------------------
                                                                                         Years ended December 31
                                                                          2008         2007         2006        2005       2004

 NET ASSET VALUE, BEGINNING OF PERIOD                                      $64.56       $50.62       $35.17     $26.94     $22.89

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                                0.68         0.38         0.46       0.31       0.20
 Net gain/(loss) on securities (both realized and unrealized)             (30.36)        13.82        15.79       8.24       4.05

 Total from investment operations                                         (29.68)        14.20        16.25       8.55       4.25

 LESS DISTRIBUTIONS:
 Dividends (from net investment income)                                    (0.57)       (0.26)       (0.80)     (0.32)     (0.20)
 Distributions (from capital gains)                                        (8.24)           --           --         --         --

 Total distributions                                                       (8.81)       (0.26)       (0.80)     (0.32)     (0.20)


 NET ASSET VALUE, END OF PERIOD                                            $26.07       $64.56       $50.62     $35.17     $26.94


 Total return                                                            (52.15)%       28.09%       46.66%     31.94%     18.69%

 Net assets, end of period (in thousands)                                $757,331   $1,549,980   $1,072,922   $635,357   $498,735
 Average net assets for the period (in thousands)                      $1,251,214   $1,326,458     $826,815   $523,662   $457,088
 Ratio of gross expenses to average net assets(1)(2)                        0.94%        0.95%        0.96%      0.95%      0.94%
 Ratio of net expenses to average net assets(3)                             0.94%        0.95%        0.96%      0.95%      0.93%
 Ratio of net investment income/(loss) to average net assets                1.10%        0.44%        1.49%      0.78%      0.77%
 Portfolio turnover rate                                                      56%          59%          60%        57%        65%
---------------------------------------------------------------------------------------------------------------------------------





 *  Formerly named International Growth Portfolio.



(1) The expense ratio reflects expenses prior to any expense offset arrangements.


(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.


(3) The expense ratio reflects expenses after any expense offset arrangements.




82  Janus Aspen Series

WORLDWIDE PORTFOLIO* - SERVICE SHARES
-------------------------------------------------------------------------------------------------------------------------------
                                                                                        Years ended December 31
                                                                         2008        2007        2006        2005        2004

 NET ASSET VALUE, BEGINNING OF PERIOD                                    $35.05      $32.22      $27.76      $26.62      $25.70

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                              0.21        0.16        0.36        0.29        0.17
 Net gain/(loss) on securities (both realized and unrealized)           (15.87)        2.87        4.58        1.18        0.99

 Total from investment operations                                       (15.66)        3.03        4.94        1.47        1.16

 LESS DISTRIBUTIONS:
 Dividends (from net investment income)                                  (0.29)      (0.20)      (0.48)      (0.33)      (0.24)
 Distributions (from capital gains)                                          --          --          --          --          --

 Total distributions                                                     (0.29)      (0.20)      (0.48)      (0.33)      (0.24)


 NET ASSET VALUE, END OF PERIOD                                          $19.10      $35.05      $32.22      $27.76      $26.62


 Total return                                                          (44.84)%       9.39%      17.97%       5.57%       4.53%

 Net assets, end of period (in thousands)                               $96,699    $227,723    $209,951    $201,382    $235,999
 Average net assets for the period (in thousands)                      $159,561    $230,284    $195,343    $206,310    $232,280
 Ratio of gross expenses to average net assets(1)(2)(3)                   0.78%       0.92%       0.86%       0.86%       0.91%
 Ratio of net expenses to average net assets(4)                           0.78%       0.92%       0.86%       0.86%       0.91%
 Ratio of net investment income/(loss) to average net assets              1.01%       0.46%       1.29%       1.11%       0.74%
 Portfolio turnover rate                                                    14%         26%         46%         41%        120%
-------------------------------------------------------------------------------------------------------------------------------





 *  Formerly named Worldwide Growth Portfolio.

(1) The expense ratio reflects expenses prior to any expense offset arrangements.


(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.


(3) The ratio was 0.90% in 2006 before waiver of certain fees and/or reduction of adviser's fees.


(4) The expense ratio reflects expenses after any expense offset arrangements.





                                                        Financial highlights  83

RISK-MANAGED CORE PORTFOLIO - SERVICE SHARES
---------------------------------------------------------------------------------------------------------------------------
                                                                                      Years ended December 31
                                                                         2008        2007       2006     2005(1)      2004

 NET ASSET VALUE, BEGINNING OF PERIOD                                    $13.29     $12.71     $12.47     $13.60     $12.49

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                              0.08       0.06       0.02       0.04       0.02
 Net gain/(loss) on securities (both realized and unrealized)            (4.70)       0.71       1.33       1.22       2.16

 Total from investment operations                                        (4.62)       0.77       1.35       1.26       2.18

 LESS DISTRIBUTIONS:
 Dividends (from net investment income)                                  (0.08)     (0.06)     (0.02)     (0.04)     (0.01)
 Distributions (from capital gains)                                      (0.67)     (0.13)     (1.09)     (2.35)     (1.06)

 Total distributions                                                     (0.75)     (0.19)     (1.11)     (2.39)     (1.07)


 NET ASSET VALUE, END OF PERIOD                                           $7.92     $13.29     $12.71     $12.47     $13.60


 Total return                                                          (36.24)%      6.05%     10.77%     10.92%     17.55%

 Net assets, end of period (in thousands)                               $21,759    $32,040    $16,721    $19,754    $20,680
 Average net assets for the period (in thousands)                       $28,507    $22,388    $18,260    $19,174    $15,270
 Ratio of gross expenses to average net assets(2)(3)(4)                   1.45%      1.45%      1.45%      1.35%      1.43%
 Ratio of net expenses to average net assets(5)                           1.45%      1.45%      1.45%      1.34%      1.43%
 Ratio of net investment income/(loss) to average net assets              0.79%      0.61%      0.17%      0.42%      0.14%
 Portfolio turnover rate                                                   128%       101%       141%       109%        84%
---------------------------------------------------------------------------------------------------------------------------





(1) Certain amounts have been reclassified from the original presentation to conform to current year presentation.


(2) The expense ratio reflects expenses prior to any expense offset arrangements.


(3) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.


(4) The ratio was 1.71% in 2008, 1.76% in 2007, 1.86% in 2006, 1.35% in 2005,
    and 1.43% in 2004 before waiver of certain fees incurred by the Portfolio.


(5) The expense ratio reflects expenses after any expense offset arrangements.





84  Janus Aspen Series

GLOBAL LIFE SCIENCES PORTFOLIO - SERVICE SHARES
-----------------------------------------------------------------------------------------------------------------------
                                                                                  Years ended December 31
                                                                     2008        2007       2006       2005       2004

 NET ASSET VALUE, BEGINNING OF PERIOD                                $11.44      $9.40      $8.84      $7.87      $6.89

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                        (0.01)     (0.01)     (0.01)         --         --
 Net gain/(loss) on securities (both realized and unrealized)        (3.31)       2.05       0.57       0.97       0.98

 Total from investment operations                                    (3.32)       2.04       0.56       0.97       0.98

 LESS DISTRIBUTIONS:
 Dividends (from net investment income)                                  --         --         --         --         --
 Distributions (from capital gains)                                      --         --         --         --         --

 Total distributions                                                     --         --         --         --         --


 NET ASSET VALUE, END OF PERIOD                                       $8.12     $11.44      $9.40      $8.84      $7.87


 Total return                                                      (29.02)%     21.70%      6.33%     12.33%     14.22%

 Net assets, end of period (in thousands)                           $14,078    $25,568    $26,288    $30,522    $30,082
 Average net assets for the period (in thousands)                   $20,193    $26,165    $30,308    $30,905    $31,902
 Ratio of gross expenses to average net assets(1)(2)(3)               1.49%      1.34%      1.35%      1.20%      1.15%
 Ratio of net expenses to average net assets(4)                       1.49%      1.34%      1.35%      1.20%      1.15%
 Ratio of net investment income/(loss) to average net assets        (0.31)%    (0.63)%    (0.73)%    (0.77)%    (0.66)%
 Portfolio turnover rate                                                87%        81%        80%        89%       108%
-----------------------------------------------------------------------------------------------------------------------





(1) The expense ratio reflects expenses prior to any expense offset arrangements.


(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.


(3) The ratio was 1.70% in 2008 before waiver of certain fees incurred by the Portfolio.


(4) The expense ratio reflects expenses after any expense offset arrangements.





                                                        Financial highlights  85

GLOBAL TECHNOLOGY PORTFOLIO - SERVICE SHARES
-------------------------------------------------------------------------------------------------------------------------------
                                                                                        Years ended December 31
                                                                         2008        2007        2006        2005        2004

 NET ASSET VALUE, BEGINNING OF PERIOD                                     $5.18       $4.27       $3.96       $3.55       $3.53

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                                --        0.02          --          --          --
 Net gain/(loss) on securities (both realized and unrealized)            (2.28)        0.91        0.31        0.41        0.02

 Total from investment operations                                        (2.28)        0.93        0.31        0.41        0.02

 LESS DISTRIBUTIONS:
 Dividends (from net investment income)                                      --      (0.02)          --          --          --
 Distributions (from capital gains)                                          --          --          --          --          --

 Total distributions                                                         --      (0.02)          --          --          --


 NET ASSET VALUE, END OF PERIOD                                           $2.90       $5.18       $4.27       $3.96       $3.55


 Total return                                                          (43.97)%      21.70%       7.83%      11.55%       0.57%

 Net assets, end of period (in thousands)                               $62,274    $137,367    $132,281    $138,172    $151,354
 Average net assets for the period (in thousands)                      $101,523    $133,221    $134,175    $134,959    $161,072
 Ratio of gross expenses to average net assets(1)(2)                      1.11%(3)    1.07%(3)    1.08%       0.98%       0.97%
 Ratio of net expenses to average net assets(4)                           1.11%(3)    1.07%(3)    1.08%       0.98%       0.97%
 Ratio of net investment income/(loss) to average net assets            (0.21)%       0.39%     (0.12)%     (0.24)%     (0.06)%
 Portfolio turnover rate                                                    92%         67%         89%         42%         30%
-------------------------------------------------------------------------------------------------------------------------------




(1) The expense ratio reflects expenses prior to any expense offset arrangements.
(2) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(3) "Ratio of gross expenses to average net assets" and "Ratio of net expenses to average net assets" included dividends on short positions. The effect of short sale dividend expenses was less than 0.01%.

(4) The expense ratio reflects expenses after any expense offset arrangements.




86  Janus Aspen Series

MID CAP VALUE PORTFOLIO - SERVICE SHARES
---------------------------------------------------------------------------------------------------------------------------
                                                                                      Years ended December 31
                                                                         2008        2007       2006       2005       2004

 NET ASSET VALUE, BEGINNING OF PERIOD                                    $16.67     $16.56     $15.26     $15.52     $13.61

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                              0.06       0.22       0.14       0.11         --
 Net gain/(loss) on securities (both realized and unrealized)            (4.26)       0.97       2.06       1.32       2.37

 Total from investment operations                                        (4.20)       1.19       2.20       1.43       2.37

 LESS DISTRIBUTIONS:
 Dividends (from net investment income)                                  (0.06)     (0.22)     (0.16)     (0.10)         --
 Distributions (from capital gains)                                      (1.78)     (0.86)     (0.74)     (1.59)     (0.46)

 Total distributions                                                     (1.84)     (1.08)     (0.90)     (1.69)     (0.46)


 NET ASSET VALUE, END OF PERIOD                                          $10.63     $16.67     $16.56     $15.26     $15.52


 Total return                                                          (27.88)%(1)   7.04%     15.06%      9.93%     17.79%

 Net assets, end of period (in thousands)                               $56,505    $63,681    $69,217    $46,394    $31,465
 Average net assets for the period (in thousands)                       $58,398    $68,765    $58,793    $36,590    $25,782
 Ratio of gross expenses to average net assets(2)(3)(4)                   1.59%      1.26%      1.30%      1.22%      1.36%
 Ratio of net expenses to average net assets(5)                           1.59%      1.26%      1.30%      1.22%      1.36%
 Ratio of net investment income/(loss) to average net assets              0.59%      1.31%      1.08%      0.86%    (0.05)%
 Portfolio turnover rate                                                   100%        83%        89%        74%        92%
---------------------------------------------------------------------------------------------------------------------------





(1) The subadviser reimbursed the Portfolio for a security transaction error. The impact on performance due to the reimbursement was 1.75%.




(2) The expense ratio reflects expenses prior to any expense offset arrangements.


(3) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.




(4) The ratio was 1.64% in 2008 before waiver of certain fees incurred by the Portfolio.

(5) The expense ratio reflects expenses after any expense offset arrangements.






                                                        Financial highlights  87

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Portfolios may invest. The Portfolios may invest in these instruments to the extent permitted by their investment objectives and policies. The Portfolios are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Portfolio purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Portfolio may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Portfolio could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Portfolio may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Portfolio's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Portfolio may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Portfolio would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less

88  Janus Aspen Series
  servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Portfolio may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Portfolio sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Portfolio pledges a mortgage-related security to a dealer to obtain cash.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Portfolio must pay if these investments are profitable, the Portfolios may make various elections permitted by the tax laws. These elections could require that a Portfolio recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are



                                                Glossary of investment terms  89
  supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Portfolio may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Portfolio may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Portfolio may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).




90  Janus Aspen Series

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Portfolio may purchase and write put and call options on securities, securities indices, and foreign currencies. A Portfolio may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES


  CASH SWEEP PROGRAM is an arrangement in which a Portfolio's uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.


  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of more than 25% of a Portfolio's total assets in an industry or group of industries.

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain portfolios, while others do not emphasize investments in companies of any particular size.

  NONDIVERSIFICATION is a classification given to a portfolio under the 1940 Act. Portfolios are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a portfolio may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A portfolio that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a portfolio that is classified as "diversified." This gives a "nondiversified" portfolio more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a portfolio but also may increase the risk of a portfolio.

  REPURCHASE AGREEMENTS involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Portfolio may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Portfolio owns, or the Portfolio has the right to obtain the amount of the security sold short at a specified date in the future. A Portfolio may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain. For short sales, the Portfolio will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Portfolio will realize a short-term capital gain. Although a Portfolio's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.




                                                Glossary of investment terms  91

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.





92  Janus Aspen Series

EXPLANATION OF RATING CATEGORIES
--------------------------------------------------------------------------------


  The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital and Perkins consider security ratings when making investment decisions, they also perform their own investment analysis and do not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICE


  BOND RATING                     EXPLANATION
  ---------------------------------------------------------------------------------------------------------------------
  Investment Grade

  AAA...........................  Highest rating; extremely strong capacity to pay principal and interest.

  AA............................  High quality; very strong capacity to pay principal and interest.

  A.............................  Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.

  BBB...........................  Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.

  Non-Investment Grade

  BB............................  Less vulnerable to nonpayment than other speculative issues; major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

  B.............................  More vulnerable to nonpayment than obligations rated 'BB', but capacity to meet its financial commitment on the obligation; adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

  CCC...........................  Currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

  CC............................  Currently highly vulnerable to nonpayment.

  C.............................  Currently highly vulnerable to nonpayment; a bankruptcy petition may have been filed or similar action taken, but payments on the obligation are being continued.

  D.............................  In default.



FITCH, INC.


  BOND RATING                     EXPLANATION
  ---------------------------------------------------------------------------------------------------------------------
  Investment Grade

  AAA...........................  Highest credit quality. Denotes the lowest expectation of credit risk. Exceptionally strong capacity for payment of financial commitments.

  AA............................  Very high credit quality. Denotes expectations of very low credit risk. Very strong capacity for payment of financial commitments.

  A.............................  High credit quality. Denotes expectations of low credit risk. Strong capacity for payment of financial commitments. May be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

  BBB...........................  Good credit quality. Currently expectations of low credit risk. Capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity than is the case for higher ratings.

  Non-Investment Grade

  BB............................  Speculative. Indicates possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may be available to allow financial commitments to be met.

  B.............................  Highly speculative. May indicate distressed or defaulted obligations with potential for extremely high recoveries.

  CCC...........................  May indicate distressed or defaulted obligations with potential for superior to average levels of recovery.

  CC............................  May indicate distressed or defaulted obligations with potential for average or below-
                                  average levels of recovery.

  C.............................  May indicate distressed or defaulted obligations with potential for below-average to poor recoveries.

  D.............................  In default.




                                            Explanation of rating categories  93

MOODY'S INVESTORS
SERVICE, INC.

  BOND RATING                     EXPLANATION
  ---------------------------------------------------------------------------------------------------------------------
  Investment Grade

  Aaa...........................  Highest quality, smallest degree of investment risk.

  Aa............................  High quality; together with Aaa bonds, they compose the high-grade bond group.

  A.............................  Upper to medium-grade obligations; many favorable investment attributes.

  Baa...........................  Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.

  Non-Investment Grade

  Ba............................  More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.

  B.............................  Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.

  Caa...........................  Poor standing, may be in default; elements of danger with respect to principal or interest payments.

  Ca............................  Speculative in a high degree; could be in default or have other marked shortcomings.

  C.............................  Lowest rated; extremely poor prospects of ever attaining investment standing.



  Unrated securities will be treated as non-investment grade securities unless the portfolio managers and/or investment personnel determine that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies ("split rated securities"), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security; (ii) the lowest rating if only two agencies provide a rating for the security; or (iii) the rating assigned if only one agency rates the security.

SECURITIES HOLDINGS BY RATING CATEGORY




  During the year ended December 31, 2008, the percentage of securities holdings for Flexible Bond Portfolio by rating category based upon a weighted monthly average was:



  FLEXIBLE BOND PORTFOLIO
  --------------------------------------------------------------------------------------------------
   BONDS AND LOANS-S&P RATING:
   AAA                                                                                       61.75%
   AA                                                                                         2.66%
   A                                                                                         10.79%
   BBB                                                                                       16.45%
   BB                                                                                         4.09%
   B                                                                                          2.39%
   CCC                                                                                           --
   CC                                                                                            --
   C                                                                                             --
   Not Rated                                                                                  0.37%
   Preferred Stock                                                                               --
   Cash and Options                                                                           1.50%
   TOTAL                                                                                    100.00%
  --------------------------------------------------------------------------------------------------





  No other Portfolio described in this Prospectus held 5% or more of its assets in bonds rated below investment grade for the year ended December 31, 2008.





94  Janus Aspen Series

                       This page intentionally left blank.

                       This page intentionally left blank.

                       This page intentionally left blank.

                   You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report, free of charge, by contacting your insurance company or plan sponsor, or by contacting a Janus representative at 1-877-335-2687. The Portfolios' Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janus.com/info. Additional information about the Portfolios' investments is available in the Portfolios' annual and semiannual reports. In the Portfolios' annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Portfolios.


                   The Statement of Additional Information
                   provides detailed information about the
                   Portfolios and is incorporated into this Prospectus by reference. You may review and copy information about the Portfolios (including the Portfolios' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-
                   8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Portfolios from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                                  (JANUS LOGO)


                               janus.com/info


                               151 Detroit Street
                               Denver, CO 80206-4805
                               1-877-335-2687

            The Trust's Investment Company Act File No. is 811-7736.

                            May 1, 2009


                            INTERNATIONAL & GLOBAL
                              Overseas Portfolio
                                 (formerly named International Growth Portfolio)
                              Worldwide Portfolio
                                 (formerly named Worldwide Growth Portfolio)
                            SPECIALTY EQUITY
                              Global Technology Portfolio




                               JANUS ASPEN SERIES
                                SERVICE II SHARES

                                   Prospectus



    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)




       This Prospectus describes three series (each, a "Portfolio" and collectively, the "Portfolios") of Janus Aspen Series (the "Trust") with a variety of investment objectives. Janus Capital Management LLC ("Janus Capital") serves as investment adviser to each Portfolio.


       Each Portfolio of Janus Aspen Series currently offers one or more classes of shares. The Service II Shares (the "Shares") are offered by this Prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, "variable insurance contracts"), as well as certain qualified retirement plans.

       Janus Aspen Series - Service II Shares sells and redeems its Shares at net asset value without sales charges or commissions. A redemption fee may be imposed on interests held in separate accounts or plans for 60 days or less. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. Certain Portfolios may not be available in connection with a particular contract, and certain contracts may limit allocations among the Portfolios. Refer to the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

       Certain Janus Aspen Series Portfolios have similar investment objectives and similar principal strategies to corresponding Janus retail funds. Although it is anticipated that a Portfolio and its corresponding retail fund will hold similar securities, differences in asset size, expenses, cash flow needs, and other factors may result in differences in investment performance.

       This Prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolios.

TABLE OF CONTENTS
--------------------------------------------------------------------------------





RISK/RETURN SUMMARY
  Overseas Portfolio..........................................................     2
  Worldwide Portfolio.........................................................     5
  Global Technology Portfolio.................................................     8

FEES AND EXPENSES.............................................................    11

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
  Frequently asked questions about principal investment strategies............    14
  Risks.......................................................................    14
  Frequently asked questions about certain risks..............................    15
  General portfolio policies..................................................    16

MANAGEMENT OF THE PORTFOLIOS
  Investment adviser..........................................................    20
  Management expenses.........................................................    20
  Investment personnel........................................................    23

OTHER INFORMATION.............................................................    24

DISTRIBUTIONS AND TAXES.......................................................    27

SHAREHOLDER'S GUIDE
  Pricing of portfolio shares.................................................    28
  Distribution fee............................................................    28
  Payments to financial intermediaries by Janus Capital or its affiliates.....    29
  Purchases...................................................................    29
  Redemptions.................................................................    30
  Redemption fee..............................................................    30
  Excessive trading...........................................................    31
  Shareholder communications..................................................    33

FINANCIAL HIGHLIGHTS..........................................................    34

GLOSSARY OF INVESTMENT TERMS..................................................    37






                                                            Table of contents  1

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


OVERSEAS PORTFOLIO

  Overseas Portfolio (the "Portfolio") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  OVERSEAS PORTFOLIO seeks long-term growth of capital.


  The Portfolio's Board of Trustees may change this objective or the Portfolio's principal investment strategies without a shareholder vote. As described below, the Portfolio has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name. The Portfolio will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Portfolio's objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside of the United States. The Portfolio normally invests in securities of issuers from several different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The Portfolio may have significant exposure to emerging markets. Within the parameters of its specific investment policies, the Portfolio may invest in foreign equity and debt securities.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies. If the portfolio manager is unable to find such investments, the Portfolio's uninvested assets may be held in cash or similar investments, subject to the Portfolio's specific investment policies.


  Within the parameters of its specific investment policies, the Portfolio may invest its assets in derivatives (by taking long and/or short positions). The Portfolio may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.


MAIN INVESTMENT RISKS


  The biggest risk is that the Portfolio's returns may vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.



  FOREIGN EXPOSURE RISK. The Portfolio normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio's performance than it would in a more geographically diversified portfolio. The Portfolio's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of December 31, 2008, approximately 25.5% of the Portfolio's investments were in emerging markets.



  MARKET RISK. The value of the Portfolio's holdings may decrease if the value of an individual company or multiple companies in the Portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Portfolio's holdings could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Portfolio invests. If the value of the Portfolio's holdings decreases, the Portfolio's net asset value ("NAV") will also decrease, which means if you sell your shares in the Portfolio you may lose money.



2  Janus Aspen Series

  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Portfolio such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Portfolio expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Portfolio's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.


  GROWTH SECURITIES RISK. The Portfolio often invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Portfolio's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.




  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Portfolio. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Portfolio. If the counterparty to a derivative transaction defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio's losses are theoretically unlimited.


  An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.




                                                          Risk/return summary  3

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time. The Portfolio's Service II Shares commenced operations on December 31, 2001. The returns shown for the Service II Shares for periods prior to December 31, 2001 reflect the historical performance of a different class of shares (the Institutional Shares), restated based on the Service II Shares' estimated fees and expenses (ignoring any fee and expense limitations). The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses, but do not take into account the 1.00% redemption fee (on interests held in separate accounts or plans for 60 days or less). The table compares the average annual returns for the Service II Shares of the Portfolio for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions.

  The Portfolio's past performance does not necessarily indicate how it will perform in the future.

  OVERSEAS PORTFOLIO* - SERVICE II SHARES


       Annual returns for periods ended 12/31
            79.52%  (16.14)% (23.43)% (25.51)%  34.55%   18.75%   31.97%   46.70%   28.07%  (52.21)%
             1999     2000     2001     2002     2003     2004     2005     2006     2007     2008

       Best Quarter:  4th-1999 56.24%     Worst Quarter:  4th-2008 (26.59)%






                                                                         Average annual total return for periods ended 12/31/08
                                                                         ------------------------------------------------------
                                                                                                                Since Inception
                                                                           1 year      5 years     10 years         (5/2/94)
  Overseas Portfolio - Service II Shares                                  (52.21)%      7.07%        4.98%           9.41%
  Morgan Stanley Capital International All Country World                  (45.53)%      2.56%        1.90%            N/A
    ex-U.S. Index(SM)(1) (reflects no deduction for fees or expenses)
  Morgan Stanley Capital International EAFE(R) Index(2)                   (43.38)%      1.66%        0.80%           3.07%
    (reflects no deduction for fees or expenses)
                                                                        -------------------------------------------------------




   *  Formerly named International Growth Portfolio.
  (1) Effective December 22, 2008, the Portfolio changed its primary benchmark index from the Morgan Stanley Capital International ("MSCI") EAFE(R) (Europe, Australasia, Far East) Index to the MSCI All Country World ex-U.S. Index(SM). Janus Capital believes that the new primary benchmark index provides a more appropriate representation of the Portfolio's investments. The MSCI All Country World ex-U.S. Index(SM) is an unmanaged, free float-adjusted, market capitalization weighted index composed of stocks of companies located in countries throughout the world, excluding the United States. It is designed to measure equity market performance in global developed and emerging markets outside the United States. The index includes reinvestment of dividends, net of foreign withholding taxes.

  (2) The Morgan Stanley Capital International ("MSCI") EAFE(R) (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE(R) Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.





4  Janus Aspen Series

WORLDWIDE PORTFOLIO

  Worldwide Portfolio (the "Portfolio") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  WORLDWIDE PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital.

  The Portfolio's Board of Trustees may change this objective or the Portfolio's principal investment strategies without a shareholder vote. The Portfolio will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Portfolio's objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Portfolio pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world. The Portfolio normally invests in issuers from several different countries, including the United States. The Portfolio may, under unusual circumstances, invest in a single country. The Portfolio may have significant exposure to emerging markets. Within the parameters of its specific investment policies, the Portfolio may invest in foreign equity and debt securities.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies. If the portfolio manager is unable to find such investments, the Portfolio's uninvested assets may be held in cash or similar investments, subject to the Portfolio's specific investment policies.


  Within the parameters of its specific investment policies, the Portfolio may invest its assets in derivatives (by taking long and/or short positions). The Portfolio may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.


MAIN INVESTMENT RISKS


  The biggest risk is that the Portfolio's returns may vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.


  FOREIGN EXPOSURE RISK. The Portfolio normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio's performance than it would in a more geographically diversified portfolio. The Portfolio's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.


  MARKET RISK. The value of the Portfolio's holdings may decrease if the value of an individual company or multiple companies in the Portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Portfolio's holdings could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Portfolio invests. If the value of the Portfolio's holdings decreases, the Portfolio's net asset value ("NAV") will also decrease, which means if you sell your shares in the Portfolio you may lose money.



  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the




                                                          Risk/return summary  5
  resulting market upheavals may have an adverse effect on the Portfolio such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Portfolio expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Portfolio's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.


  GROWTH SECURITIES RISK. The Portfolio often invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Portfolio's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Portfolio. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Portfolio. If the counterparty to a derivative transaction defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio's losses are theoretically unlimited.


  An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.




6  Janus Aspen Series

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time. The Portfolio's Service II Shares commenced operations on December 31, 2001. The returns shown for the Service II Shares for periods prior to December 31, 2001 reflect the historical performance of a different class of shares (the Institutional Shares), restated based on the Service II Shares' estimated fees and expenses (ignoring any fee and expense limitations). The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses, but do not take into account the 1.00% redemption fee (on interests held in separate accounts or plans for 60 days or less). The table compares the average annual returns for the Service II Shares of the Portfolio for the periods indicated to a broad-based securities market index. The index is not actively managed and is not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Portfolio's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Portfolio's past performance does not necessarily indicate how it will perform in the future.

  WORLDWIDE PORTFOLIO* - SERVICE II SHARES


       Annual returns for periods ended 12/31
            63.49%  (15.99)% (22.62)% (25.71)%  23.70%    4.50%    5.63%   17.92%    9.37%  (44.81)%
             1999     2000     2001     2002     2003     2004     2005     2006     2007     2008

       Best Quarter:  4th-1999 41.62%     Worst Quarter:  4th-2008 (23.17)%






                                                               Average annual total return for periods ended 12/31/08
                                                               ------------------------------------------------------
                                                                                                      Since Inception
                                                                 1 year      5 years     10 years        (9/13/93)
  Worldwide Portfolio - Service II Shares                       (44.81)%     (4.71)%      (2.61)%          5.82%
  Morgan Stanley Capital International World Index(SM)(1)       (40.71)%     (0.51)%      (0.64)%          4.48%
    (reflects no deduction for fees or expenses)
                                                              -------------------------------------------------------




   *  Formerly named Worldwide Growth Portfolio.

  (1) The Morgan Stanley Capital International ("MSCI") World Index(SM) is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.





                                                          Risk/return summary  7

GLOBAL TECHNOLOGY PORTFOLIO

  Global Technology Portfolio (the "Portfolio") is designed for long-term investors who primarily seek growth of capital and who can tolerate the greater risks associated with common stock investments.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  GLOBAL TECHNOLOGY PORTFOLIO seeks long-term growth of capital.


  The Portfolio's Board of Trustees may change this objective or the Portfolio's principal investment strategies without a shareholder vote. As described below, the Portfolio has a policy of investing at least 80% of its net assets, measured at the time of purchase, in the type of securities suggested by its name. The Portfolio will notify you in writing at least 60 days before making any changes to this policy. If there is a material change to the Portfolio's objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will achieve its investment objective.


PRINCIPAL INVESTMENT STRATEGIES

  The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories:

  - companies that the portfolio manager believes have or will develop products, processes, or services that will provide significant technological advancements or improvements; and
  - companies that the portfolio manager believes rely extensively on technology in connection with their operations or services.

  The Portfolio implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The Portfolio normally invests in issuers from several different countries, which may include the United States. The Portfolio may, under unusual circumstances, invest in a single country. The Portfolio may have significant exposure to emerging markets. Within the parameters of its specific investment policies, the Portfolio may invest in foreign equity and debt securities.

  The portfolio manager applies a "bottom up" approach in choosing investments. In other words, the portfolio manager looks at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the Portfolio's investment policies. If the portfolio manager is unable to find such investments, the Portfolio's uninvested assets may be held in cash or similar investments, subject to the Portfolio's specific investment policies.


  Within the parameters of its specific investment policies, the Portfolio may invest its assets in derivatives (by taking long and/or short positions). The Portfolio may use derivatives for different purposes, including hedging (to offset risks associated with an investment, currency exposure, or market conditions) and to earn income and enhance returns. For more information on derivatives, refer to "Other Types of Investments" in this Prospectus, with further detail in the Statement of Additional Information.


MAIN INVESTMENT RISKS


  The biggest risk is that the Portfolio's returns may vary, and you could lose money. The Portfolio is designed for long-term investors seeking an equity portfolio, including common stocks. Common stocks tend to be more volatile than many other investment choices.



  FOREIGN EXPOSURE RISK. The Portfolio normally has significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, its returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where the Portfolio has invested a significant amount of its assets may have a greater effect on the Portfolio's performance than it would in a more geographically diversified portfolio. The Portfolio's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries. As of December 31, 2008, approximately 2.5% of the Portfolio's investments were in emerging markets.





8  Janus Aspen Series

  MARKET RISK. The value of the Portfolio's holdings may decrease if the value of an individual company or multiple companies in the Portfolio decreases or if the portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of the Portfolio's holdings could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the Portfolio invests. If the value of the Portfolio's holdings decreases, the Portfolio's net asset value ("NAV") will also decrease, which means if you sell your shares in the Portfolio you may lose money.



  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the Portfolio such as a decline in the value and liquidity of many securities held by the Portfolio, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in Portfolio expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the Portfolio's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.


  GROWTH SECURITIES RISK. The Portfolio often invests in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If the portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the Portfolio's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.



  INDUSTRY RISK. Although the Portfolio does not concentrate its investments in specific industries, it may invest in companies related in such a way that they react similarly to certain market pressures. For example, competition among technology companies may result in increasingly aggressive pricing of their products and services, which may affect the profitability of companies in the Portfolio. In addition, because of the rapid pace of technological development, products or services developed by companies in the Portfolio may become rapidly obsolete or have relatively short product cycles. As a result, the Portfolio's returns may be considerably more volatile than the returns of a fund that does not invest in similarly related companies.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from a derivative can be substantially greater than the derivative's original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Portfolio. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Portfolio. If the counterparty to a derivative transaction defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio's losses are theoretically unlimited.


  An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.




                                                          Risk/return summary  9

PERFORMANCE INFORMATION

  The following information provides some indication of the risks of investing in the Portfolio by showing how the Portfolio's performance has varied over time. The Portfolio's Service II Shares commenced operations on December 31, 2001. The returns shown for the Service II Shares for periods prior to December 31, 2001 reflect the historical performance of a different class of shares (the Institutional Shares), restated based on the Service II Shares' estimated fees and expenses (ignoring any fee and expense limitations). The bar chart depicts the change in performance from year to year during the periods indicated, but does not include charges or expenses attributable to any insurance product, which would lower the performance illustrated. The Portfolio does not impose any sales or other charges that would affect total return computations. Total return figures include the effect of the Portfolio's expenses, but do not take into account the 1.00% redemption fee (on interests held in separate accounts or plans for 60 days or less). The table compares the average annual returns for the Service II Shares of the Portfolio for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. All figures assume reinvestment of dividends and distributions. For certain periods, the Portfolio's performance reflects the effect of expense waivers. Without the effect of these expense waivers, the performance shown would have been lower.

  The Portfolio's past performance does not necessarily indicate how it will perform in the future.

  GLOBAL TECHNOLOGY PORTFOLIO - SERVICE II SHARES


       Annual returns for periods ended 12/31
                             (37.31)% (40.92)%  47.13%    0.84%   11.33%    7.94%   21.75%  (43.89)%
                               2001     2002     2003     2004     2005     2006     2007     2008

       Best Quarter:  4th-2001 31.19%     Worst Quarter:  3rd-2001 (35.48)%






                                                                 Average annual total return for periods ended 12/31/08
                                                                 ------------------------------------------------------
                                                                                                        Since Inception
                                                                                1 year      5 years        (1/18/00)
  Global Technology Portfolio - Service II Shares                              (43.89)%     (3.71)%         (12.75)%
  S&P 500(R) Index(1)                                                          (37.00)%     (2.19)%          (3.52)%
    (reflects no deduction for fees or expenses)
  Morgan Stanley Capital International World Information Technology Index(2)   (43.87)%     (5.38)%         (12.47)%(3)
    (reflects no deduction for fees or expenses)
                                                                             ------------------------------------------



  (1) The Standard & Poor's ("S&P") 500(R) Index is a commonly recognized, market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.
  (2) The Morgan Stanley Capital International ("MSCI") World Information Technology Index is a capitalization weighted index that monitors the performance of information technology stocks from developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.
  (3) The average annual total return was calculated based on historical information from January 31, 2000 to December 31, 2008 for the MSCI World Information Technology Index.




10  Janus Aspen Series

FEES AND EXPENSES


  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Shares of the Portfolios. The fees and expenses shown were determined based on average net assets as of the fiscal year ended December 31, 2008, and do not reflect any change in expense ratios resulting from a change in assets under management since December 31, 2008. Total net assets as of December 31, 2008, are shown in a footnote to the table. More current total net asset information is available on janus.com/info. It is important for you to know that a decline in a Portfolio's average net assets during the current fiscal year, as a result of market volatility or other factors, could cause the Portfolio's expense ratio to be higher than the fees and expenses shown, which means you could pay more if you buy or hold Shares of the Portfolios. Significant declines in a Portfolio's net assets will increase your Portfolio's total expense ratio, likely significantly.


  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Portfolios are no-load investments, so you will generally not pay any shareholder fees when you buy or sell Shares of the Portfolios. However, if you sell Shares of a Portfolio that you have held for 60 days or less, you may pay a redemption fee. Also, each variable insurance contract involves fees and expenses not described in this Prospectus. Refer to the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

  ANNUAL FUND OPERATING EXPENSES are paid out of a Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the examples show, these costs are borne indirectly by all shareholders.




                                                         Risk/return summary  11

  This table and the examples are designed to assist participants in qualified plans that invest in the Shares of the Portfolios in understanding the fees and expenses that you may pay as an investor in the Shares. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLES DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES DESCRIBED BELOW.
--------------------------------------------------------------------------------

  SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)
    Sales charges                                                                                    None
    Redemption fee on Shares of a Portfolio held 60 days or less (as a % of amount redeemed)        1.00%(1)




------------------------------------------------------------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM PORTFOLIO ASSETS)*+
                                                Distribution                Short Sale      Acquired       Total Annual
                                  Management       (12b-1)        Other      Dividend     Fund(4) Fees    Fund Operating
                                    Fees(2)        Fees(3)      Expenses     Expenses     and Expenses       Expenses
  INTERNATIONAL & GLOBAL
    Overseas Portfolio(5)            0.64%          0.25%         0.05%          N/A          0.00%            0.94%
    Worldwide Portfolio(6)(7)        0.50%          0.25%         0.00%          N/A          0.00%            0.75%
  SPECIALTY EQUITY
    Global Technology Portfolio      0.64%          0.25%         0.22%        0.00%(8)       0.00%            1.11%





--------------------------------------------------------------------------------
   * All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

   + As of December 31, 2008, total net assets (rounded to millions) were as follows: Overseas Portfolio $1,361.3; Worldwide Portfolio $619.0; and Global Technology Portfolio $75.5. The Financial Highlights section of this Prospectus provides more detailed information with respect to each Portfolio.

  (1) A redemption fee of 1.00% applies to interests held in a separate account or qualified plan for 60 days or less. The redemption fee may be waived in certain circumstances, as described in the Shareholder's Guide.
  (2) The "Management Fee" is the investment advisory fee rate paid by each Portfolio to Janus Capital as of the end of the fiscal year. For Worldwide Portfolio, this fee may go up or down monthly based on the Portfolio's performance relative to its benchmark index over the performance measurement period.
  (3) Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

  (4) "Acquired Fund" means any underlying portfolio (including, but not limited to, exchange-traded funds) in which a Portfolio invests or has invested during the period. The Portfolios' "ratio of gross expenses to average net assets" appearing in the Financial Highlights tables does not include Acquired Fund Fees and Expenses and may not correlate to the Total Annual Fund Operating Expenses shown in the table above. Amounts less than 0.01%, if applicable, are included in Other Expenses to the extent the amount reflected may show 0.00%.

  (5) Formerly named International Growth Portfolio.
  (6) Formerly named Worldwide Growth Portfolio.
  (7) Worldwide Portfolio pays an investment advisory fee rate that adjusts up or down based upon the Portfolio's performance relative to its benchmark index during a measurement period. This fee rate, prior to any performance adjustment, is 0.60%, and may go up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis. Any such adjustment to this fee rate commenced February 2007, and may increase or decrease the Management Fee. Refer to "Management Expenses" in this Prospectus for additional information with further description in the Statement of Additional Information.
  (8) Dividends or interest on short sales, which are paid to the lender of borrowed securities, and stock loan fees, which are paid to the prime broker, are considered Other Expenses. Such expenses will vary depending on the short sale arrangement, whether the securities the Portfolio sells short pay dividends or interest, and the amount of such dividends or interest. While Other Expenses include interest and dividends paid out on short positions and may include stock loan fees, they do not take into account the interest credit the Portfolio earns on cash proceeds of short sales which serve as collateral for short positions. Amounts less than 0.01% are included in Other Expenses.
--------------------------------------------------------------------------------




12  Janus Aspen Series

--------------------------------------------------------------------------------
  EXAMPLES:
  These examples are intended to help you compare the cost of investing in the Portfolios with the cost of investing in other mutual funds. The examples assume that you invest $10,000 in each Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The examples also assume that your investment has a 5% return each year and that the Portfolios' operating expenses remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period.
  Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:

                                                            1 Year     3 Years     5 Years     10 Years
                                                            -------------------------------------------
  INTERNATIONAL & GLOBAL
    Overseas Portfolio(1)                                    $ 96        $300        $520       $1,155
    Worldwide Portfolio(2)(3)                                $ 77        $240        $417       $  930
  SPECIALTY EQUITY
    Global Technology Portfolio                              $113        $353        $612       $1,352



--------------------------------------------------------------------------------
  (1) Formerly named International Growth Portfolio.
  (2) Formerly named Worldwide Growth Portfolio.
  (3) The numbers shown do not include the impact of any future potential adjustments to the investment advisory fee as a result of the performance-based investment advisory fee.
--------------------------------------------------------------------------------




                                                         Risk/return summary  13

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


  This section takes a closer look at the Portfolios' principal investment strategies, as well as certain risks of investing in the Portfolios.

  Please carefully review the "Risks" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

FREQUENTLY ASKED QUESTIONS ABOUT PRINCIPAL INVESTMENT STRATEGIES

  The following questions and answers are designed to help you better understand the Portfolios' principal investment strategies.

1. HOW ARE COMMON STOCKS SELECTED FOR THE PORTFOLIOS?


  Unless their investment objectives or policies prescribe otherwise, the Portfolios may invest substantially all of their assets in common stocks if the portfolio managers believe that those stocks will appreciate in value. The portfolio managers generally take a "bottom up" approach to selecting companies. This means that they seek to identify individual companies with earnings growth potential that may not be recognized by the market at large. Securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors, such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions, or geographic areas may warrant greater consideration in selecting foreign securities. There are no limitations on the countries in which the Portfolios may invest, and the Portfolios may at times have significant exposure in emerging markets.


  The Portfolios may sell a holding if, among other things, the security reaches the portfolio managers' price target, if the company has a deterioration of fundamentals such as failing to meet key operating benchmarks, or if the portfolio managers find a better investment opportunity. The Portfolios may also sell a holding to meet redemptions.

2. WHAT IS GLOBAL TECHNOLOGY PORTFOLIO'S INDUSTRY POLICY?

  Global Technology Portfolio will not concentrate its investments in any particular industry or group of related industries. As a result, the portfolio manager may have more flexibility to find companies that he believes will benefit from advances or improvements in technology in a number of industries. Nevertheless, the Portfolio may hold a significant portion of its assets in industries such as: aerospace/defense; biotechnology; computers; office/business equipment; semiconductors; software; telecommunications; and telecommunications equipment.

3. WHAT DOES "MARKET CAPITALIZATION" MEAN?

  Market capitalization is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. The Portfolios offered by this Prospectus do not emphasize investments in companies of any particular size.

RISKS

  Because the Portfolios may invest substantially all of their assets in common stocks, the main risk is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, a Portfolio's share price may also decrease.

  A Portfolio's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign (non-U.S.) securities, derivative investments, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on a Portfolio with a small asset base. A Portfolio may not experience similar performance as its assets grow. Global Technology Portfolio's performance may also be affected by industry risk to a greater extent than the other Portfolios.

  The Portfolios are actively managed investment portfolios and are therefore subject to the risk that the investment strategies employed for the Portfolios may fail to produce the intended results.

  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market

14  Janus Aspen Series
  value of long positions in one or more other accounts (and vice versa). Additionally, Janus Capital is the adviser to the Janus "funds of funds," which are funds that invest primarily in other mutual funds managed by Janus Capital. Because Janus Capital is the adviser to the Janus "funds of funds" and the funds, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such funds. To the extent that a Portfolio is an underlying fund in a Janus "fund of funds," a potential conflict of interest arises when allocating the assets of the Janus "fund of funds" to that Portfolio. Purchases and redemptions of fund shares by a Janus "fund of funds" due to reallocations or rebalancings may result in a fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase a fund's transaction costs. Large redemptions by a Janus "fund of funds" may cause a fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Portfolios' Statement of Additional Information ("SAI").


FREQUENTLY ASKED QUESTIONS ABOUT CERTAIN RISKS

  The following questions and answers are designed to help you better understand some of the risks of investing in the Portfolios.

1. HOW COULD THE PORTFOLIOS' INVESTMENTS IN FOREIGN SECURITIES AFFECT THEIR PERFORMANCE?

  Each Portfolio may invest in foreign debt and equity securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Portfolio's performance may depend on factors other than the performance of a particular company. These factors include:

  - CURRENCY RISK. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  - POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

  - REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  - FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Portfolio's ability to buy and sell emerging market securities in a timely manner, affecting the Portfolio's investment strategies and potentially affecting the value of the Portfolio.

  - TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.

2. ARE THERE SPECIAL RISKS ASSOCIATED WITH INVESTMENTS IN SECURITIES OF COMPANIES FROM EMERGING MARKET COUNTRIES?

  The Portfolios may invest in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the MSCI Emerging Markets Index(SM).


  To the extent that a Portfolio invests a significant amount of its assets in one or more countries, its returns and NAV may be affected to a large degree by events and economic conditions in such countries. A summary of each Portfolio's investments by country is contained in the Portfolios' shareholder reports and in the Portfolios' Form N-Q reports, which are filed with the Securities and Exchange Commission ("SEC").





                                   Principal investment strategies and risks  15

  In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. The securities markets of many of the countries in which the Portfolios may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Portfolios to obtain or to enforce a judgment against the issuers of such securities. The Portfolios may be subject to emerging markets risk to the extent that they invest in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.

3. THE PORTFOLIOS MAY INVEST IN SMALLER OR NEWER COMPANIES. DOES THIS CREATE ANY SPECIAL RISKS?

  Many attractive investment opportunities may be in smaller, start-up companies offering emerging products or services. Smaller or newer companies may suffer more significant losses as well as realize more substantial growth than larger or more established issuers because they may lack depth of management, be unable to generate funds necessary for growth or potential development, or be developing or marketing new products or services for which markets are not yet established and may never become established. In addition, such companies may be insignificant factors in their industries and may become subject to intense competition from larger or more established companies. Securities of smaller or newer companies may have more limited trading markets than the markets for securities of larger or more established issuers, or may not be publicly traded at all, and may be subject to wide price fluctuations. Investments in such companies tend to be more volatile and somewhat more speculative.

4. WHAT IS "INDUSTRY RISK"?

  Industry risk is the possibility that a group of related securities will decline in price due to industry-specific developments. Companies in the same or similar industries may share common characteristics and are more likely to react similarly to industry-specific market or economic developments. Each Portfolio's investments, if any, in multiple companies in a particular industry increase that Portfolio's exposure to industry risk. In technology-related industries, competitive pressures may have a significant effect on the performance of companies in which a Portfolio may invest. In addition, technology and technology-related companies often progress at an accelerated rate, and these companies may be subject to short product cycles and aggressive pricing, which may increase their volatility.

5. HOW DO THE PORTFOLIOS TRY TO REDUCE RISK?

  The Portfolios may use short sales, futures, options, swap agreements (including, but not limited to, equity, interest rate, credit default, and total return swaps), and other derivative instruments individually or in combination to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. The Portfolios may also use a variety of currency hedging techniques, including the use of forward currency contracts, to manage currency risk. There is no guarantee that derivative investments will benefit the Portfolios. A Portfolio's performance could be worse than if the Portfolio had not used such instruments.

GENERAL PORTFOLIO POLICIES

  Unless otherwise stated, the following general policies apply to each Portfolio. Except for the Portfolios' policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in this Prospectus and/or the SAI normally apply only at the time of purchase of a security. So, for example, if a Portfolio exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

  CASH POSITION
  The Portfolios may not always stay fully invested. For example, when the portfolio managers believe that market conditions are unfavorable for profitable investing, or when they are otherwise unable to locate attractive investment opportunities, a Portfolio's cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after a Portfolio has committed available assets to desirable investment opportunities. Partly because the portfolio managers act independently of each other, the cash positions of the Portfolios may vary significantly. When a Portfolio's investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Portfolio remained more fully invested. To the extent a Portfolio invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Portfolio from accessing its cash.




16  Janus Aspen Series

  In addition, a Portfolio may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. A Portfolio's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, a Portfolio may invest up to 100% of its assets in cash or similar investments. In this case, the Portfolio may take positions that are inconsistent with its investment objective. As a result, the Portfolio may not achieve its investment objective.

  PORTFOLIO TURNOVER
  In general, the Portfolios intend to purchase securities for long-term investment, although, to a limited extent, each Portfolio may purchase securities in anticipation of relatively short-term price gains. Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time of the investment decision. A Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices. Portfolio turnover is affected by market conditions, changes in the size of a Portfolio, the nature of a Portfolio's investments, and the investment style of the portfolio managers. Changes are normally made in a Portfolio's holdings whenever the portfolio managers believe such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions.

  Increased portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in a Portfolio's performance. The "Financial Highlights" section of this Prospectus shows the Portfolios' historical turnover rates.

  COUNTERPARTIES

  Portfolio transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Portfolios ("counterparty risk"). Counterparty risk may arise because of the counterparty's financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty's inability to fulfill its obligation may result in significant financial loss to the Portfolios. A Portfolio may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed.



  A Portfolio may be exposed to counterparty risk through participation in various programs including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Portfolio's cash balances are invested in one or more money market funds, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures, and options. Each Portfolio intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital's analysis of a counterparty's creditworthiness is incorrect or may change due to market conditions. To the extent that a Portfolio focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.


  OTHER TYPES OF INVESTMENTS
  Unless otherwise stated within its specific investment policies, each Portfolio may also invest in other types of domestic and foreign securities and use other investment strategies, as described in the "Glossary of Investment Terms." These securities and strategies are not principal investment strategies of the Portfolios. If successful, they may benefit the Portfolios by earning a return on the Portfolios' assets or reducing risk; however, they may not achieve the Portfolios' investment objectives. These securities and strategies may include:

  - debt securities

  - exchange-traded funds

  - indexed/structured securities

  - high-yield/high-risk bonds (35% or less of each Portfolio's net assets)

  - various derivative transactions (which could comprise a significant percentage of a Portfolio's holdings) including, but not limited to, options, futures, forwards, swap agreements (such as equity, interest rate, credit default, and total return swaps), participatory notes, structured notes, and other types of derivatives individually or in combination for hedging



                                   Principal investment strategies and risks  17
    purposes or for nonhedging purposes such as seeking to enhance return, to protect unrealized gains, or to avoid realizing losses; such techniques may also be used to gain exposure to the market pending investment of cash balances or to meet liquidity needs

  - short sales (no more than 10% of a Portfolio's net assets may be invested in short sales other than against the box)

  - securities purchased on a when-issued, delayed delivery, or forward commitment basis

  - entering into transactions to manage a Portfolio's realization of capital gains and to offset such realization of capital gains with capital losses where the portfolio managers believe it is appropriate; such techniques may result in increased transaction costs paid by a Portfolio and may be limited under the Internal Revenue Code and related regulations

  SHORT SALES

  To a limited extent, certain Portfolios may engage in short sales. A short sale is generally a transaction in which a Portfolio sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. To complete the transaction, a Portfolio must borrow the security to make delivery to the buyer. The Portfolio is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. A short sale is subject to the risk that if the price of the security sold short increases in value, a Portfolio will incur a loss because it will have to replace the security sold short by purchasing it at a higher price. In addition, a Portfolio may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request, or market conditions may dictate, that the securities sold short be returned to the lender on short notice, and a Portfolio may have to buy the securities sold short at an unfavorable price. If this occurs at a time that other short sellers of the same security also want to close out their positions, it is more likely that a Portfolio will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale. Because there is no upper limit to the price a borrowed security may reach prior to closing a short position, a Portfolio's losses are potentially unlimited in a short sale transaction. A Portfolio's gains and losses will also be decreased or increased, as the case may be, by the amount of any dividends, interest, or expenses, including transaction costs and borrowing fees, the Portfolio may be required to pay in connection with a short sale. Such payments may result in a Portfolio having higher expenses than a Portfolio that does not engage in short sales and may negatively affect the Portfolio's performance.



  A Portfolio may also enter into short positions through derivative instruments such as option contracts, futures contract and swap agreements which may expose the Portfolio to similar risks. To the extent that the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio's losses are theoretically unlimited.


  Due to certain foreign countries' restrictions, a Portfolio will not be able to engage in short sales in certain foreign countries where it may maintain long positions. As a result, a Portfolio's ability to fully implement a short selling strategy that could otherwise help the Portfolio pursue its investment goals may be limited.

  Although Janus Capital believes that its rigorous "bottom up" approach will be effective in selecting short positions, there is no assurance that Janus Capital will be successful in applying this approach when engaging in short sales.

  SWAP AGREEMENTS
  Certain Portfolios may utilize swap agreements as a means to gain exposure to certain common stocks and/or to "hedge" or protect their portfolios from adverse movements in securities prices and interest rates. Swap agreements are two-party contracts to exchange one set of cash flows for another. Swap agreements entail the risk that a party will default on its payment obligations to a Portfolio. If the other party to a swap defaults, a Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. If a Portfolio utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Portfolio and reduce the Portfolio's total return. Various types of swaps such as credit default, equity, interest rate, and total return swaps are described in the "Glossary of Investment Terms."

  SECURITIES LENDING

  A Portfolio may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. Each Portfolio may lend portfolio securities on a short-term or long-term basis, in an amount equal to up to




18  Janus Aspen Series
  one-third of its total assets as determined at the time of the loan origination. When a Portfolio lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the Portfolio may experience delays and costs in recovering the security or gaining access to the collateral. If the Portfolio is unable to recover a security on loan, the Portfolio may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Portfolio.


  ILLIQUID INVESTMENTS

  Each Portfolio may invest up to 15% of its net assets in illiquid investments. An illiquid investment is a security or other position that cannot be disposed of quickly in the normal course of business. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as "restricted securities"). Under procedures adopted by the Portfolios' Board of Trustees, certain restricted securities that are determined to be liquid will not be counted toward this 15% limit.


  SPECIAL SITUATIONS
  Certain Portfolios may invest in companies that demonstrate special situations or turnarounds, meaning companies that have experienced significant business problems but are believed to have favorable prospects for recovery. For example, a special situation or turnaround may arise when, in the opinion of the portfolio managers, the securities of a particular issuer will be recognized by the market and appreciate in value due to a specific development with respect to that issuer. Special situations may include significant changes in a company's allocation of its existing capital, a restructuring of assets, or a redirection of free cash flow. For example, issuers undergoing significant capital changes may include companies involved in spin-offs, sales of divisions, mergers or acquisitions, companies emerging from bankruptcy, or companies initiating large changes in their debt to equity ratio. Companies that are redirecting cash flows may be reducing debt, repurchasing shares, or paying dividends. Special situations may also result from: (i) significant changes in industry structure through regulatory developments or shifts in competition; (ii) a new or improved product, service, operation, or technological advance; (iii) changes in senior management or other extraordinary corporate event; (iv) differences in market supply of and demand for the security; or (v) significant changes in cost structure. A Portfolio's performance could suffer from its investments in "special situations."




                                   Principal investment strategies and risks  19

MANAGEMENT OF THE PORTFOLIOS
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to each Portfolio. Janus Capital is responsible for the day-to-day management of the Portfolios' investment portfolios and furnishes continuous advice and recommendations concerning the Portfolios' investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of each Portfolio.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

  Janus Capital furnishes certain administrative, compliance, and accounting services for the Portfolios, and may be reimbursed by the Portfolios for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Portfolios and pays the salaries, fees, and expenses of all Portfolio officers and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the members of the Board of Trustees ("Trustees") are "affiliated persons" of Janus Capital as that term is defined by the Investment Company Act of 1940, as amended (the "1940 Act").



MANAGEMENT EXPENSES

  Each Portfolio pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including the distribution and shareholder servicing fees (12b-1 fee), any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. Each Portfolio's investment advisory fee is calculated daily and paid monthly. Each Portfolio's advisory agreement details the investment advisory fee and other expenses that each Portfolio must pay.

  The following tables reflect each Portfolio's contractual investment advisory fee rate or base fee rate, as applicable, (expressed as an annual rate), as well as the actual investment advisory fee rate paid by each Portfolio to Janus Capital (gross and net of fee waivers, if applicable).



  FIXED-RATE INVESTMENT ADVISORY FEE

  Overseas Portfolio and Global Technology Portfolio pay an investment advisory fee at a fixed rate based on the Portfolio's average daily net assets.


                                                                                           Actual Investment
                                                                        Contractual        Advisory Fee (%)
                                                    Average Daily       Investment             (for the
                                                     Net Assets      Advisory Fee (%)      fiscal year ended
  Portfolio Name                                  of the Portfolio     (annual rate)      December 31, 2008)
------------------------------------------------------------------------------------------------------------
  Overseas Portfolio(1)                           All Asset Levels         0.64                  0.64
  Global Technology Portfolio                     All Asset Levels         0.64                  0.64(2)
------------------------------------------------------------------------------------------------------------



  (1) Formerly named International Growth Portfolio.
  (2) Janus Capital has agreed to limit the Portfolio's total operating expenses (excluding the distribution and shareholder servicing fee, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to a certain level until at least May 1, 2010. Application of the expense waiver and its effect on annual fund operating expenses is reflected, when applicable, in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included under "Expense Limitation" below. The waiver is not reflected in the contractual fee rate shown.

  PERFORMANCE-BASED INVESTMENT ADVISORY FEE

  Worldwide Portfolio pays an investment advisory fee rate that may adjust up or down based on the Portfolio's performance relative to the cumulative investment record of its benchmark index over the performance measurement period. Any adjustment to the investment advisory fee rate was effective February 2007. Until such time, only the base fee rate shown below applied. The third column shows the performance hurdle for outperformance or underperformance during the measurement period relative to the Portfolio's benchmark index. The fourth column shows the performance adjusted investment advisory fee rate, which is equal to the Portfolio's base fee rate plus or minus the performance adjustment over the period without any fee waivers. The fifth column shows the actual investment advisory fee rate, which is equal to the Portfolio's base fee rate plus or minus the performance adjustment over the period and includes any applicable fee waiver.

20  Janus Aspen Series

  This fifth column shows the actual amount of the investment advisory fee rate paid by the Portfolio as of the end of the fiscal year. Details discussing this performance fee are included below with further description in the Statement of Additional Information.

  As an example, if the Portfolio outperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would increase by 0.15%. Conversely, if the Portfolio underperformed its benchmark index over the performance measurement period by its performance hurdle rate (listed in the table below), the advisory fee would decrease by 0.15%. Actual performance within the full range of the performance hurdle rate may result in positive or negative incremental adjustments to the advisory fee of greater or less than 0.15%.




                                                                                               Actual Investment
                                                                              Performance      Advisory Fee (%)
                                                           Performance         Adjusted            (for the
                                                            Hurdle vs.        Investment       fiscal year ended
  Portfolio Name                          Base Fee (%)   Benchmark Index   Advisory Fee (%)   December 31, 2008)
----------------------------------------------------------------------------------------------------------------
  Worldwide Portfolio(1)                      0.60          +/- 6.00%            0.65                0.50
----------------------------------------------------------------------------------------------------------------



  (1) Formerly named Worldwide Growth Portfolio.


  A discussion regarding the basis for the Trustees' approval of the Portfolios' investment advisory agreements will be included in the Portfolios' next annual or semiannual report to shareholders, following such approval. You can request the Portfolios' annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at janus.com/info.


  WORLDWIDE PORTFOLIO

  For Worldwide Portfolio, the investment advisory fee is determined by calculating a base fee (shown in the previous table) and applying a performance adjustment (described in further detail below). The performance adjustment either increases or decreases the base fee depending on how well the Portfolio has performed relative to the MSCI World Index(SM).


  Only the base fee rate applied until February 2007 for the Portfolio, at which time the calculation of the performance adjustment applies as follows:


  Investment Advisory Fee = Base Fee +/- Performance Adjustment

  The investment advisory fee rate paid to Janus Capital by Worldwide Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio's average daily net assets during the previous month ("Base Fee"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until the Portfolio's performance-based fee structure has been in effect for at least 12 months. When the Portfolio's performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. As noted above, any applicable Performance Adjustment began February 2007 for the Portfolio.

  No Performance Adjustment will be applied unless the difference between the Portfolio's investment performance and the cumulative investment record of the Portfolio's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Portfolio's relative performance compared to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Portfolio's Shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Portfolio's Shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets will be averaged over different periods (average daily net assets during the previous month for the Base Fee, versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses whereas the Portfolio's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Portfolio and the Portfolio's benchmark index. The



                                                Management of the Portfolios  21

  Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. The investment fee is paid monthly in arrears.

  The investment performance of the Portfolio's Service Shares for the performance measurement period is used to calculate the Performance Adjustment. After Janus Capital determines whether the Portfolio's performance was above or below its benchmark index by comparing the investment performance of the Portfolio's Service Shares against the cumulative investment record of the Portfolio's benchmark index, Janus Capital will apply the same Performance Adjustment (positive or negative) across each other class of shares of the Portfolio, as applicable. It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of the Portfolio relative to the record of the Portfolio's benchmark index and future changes to the size of the Portfolio.

  The Portfolio's Statement of Additional Information contains additional information about performance-based fees.

  EXPENSE LIMITATION

  Janus Capital has contractually agreed to waive the advisory fee payable by Global Technology Portfolio in an amount equal to the amount, if any, that the Portfolio's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of the Portfolio, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue the waiver until at least May 1, 2010. Mortality risk, expense risk, and other charges imposed by participating insurance companies are also excluded from the expense limitation noted.

  Portfolio Name                                                    Expense Limit Percentage (%)
------------------------------------------------------------------------------------------------
  Global Technology Portfolio                                                   1.24
------------------------------------------------------------------------------------------------






22  Janus Aspen Series

INVESTMENT PERSONNEL

  Unless otherwise noted, the Portfolio Manager has primary responsibility for the day-to-day management of the Portfolio described. The Portfolios are presented in the order listed on this Prospectus' cover.

OVERSEAS PORTFOLIO
--------------------------------------------------------------------------------
    BRENT A. LYNN, CFA, is Executive Vice President and Portfolio Manager of Overseas Portfolio, which he has managed or co-managed since January 2001. Mr. Lynn joined Janus Capital in 1991 as a research analyst. He holds a Bachelor of Arts degree in Economics and a Master's degree in Economics and Industrial Engineering from Stanford University. Mr. Lynn holds the Chartered Financial Analyst designation.

WORLDWIDE PORTFOLIO
--------------------------------------------------------------------------------

    LAURENT SALTIEL is Executive Vice President and Portfolio Manager of Worldwide Portfolio, which he has managed since April 2009. Mr. Saltiel is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2002 as an equity research analyst. Mr. Saltiel holds a Bachelor's degree and a Master's degree in Business Administration from Ecole Superieure De Commerce De Paris (ESCP) and Harvard Business School, respectively.


GLOBAL TECHNOLOGY PORTFOLIO
--------------------------------------------------------------------------------
    BURTON H. WILSON is Executive Vice President and Portfolio Manager of
    Global Technology Portfolio, which he has managed or co-managed since February 2006. He is also Portfolio Manager of other Janus accounts and performs duties as an equity research analyst, focusing primarily on technology companies. Mr. Wilson joined Janus Capital in 2005 as a research analyst. Prior to joining Janus Capital, he was a research analyst at Lincoln Equity Management from 2000 to 2004. Mr. Wilson holds a Bachelor of Arts degree in Mathematics from the University of Virginia, a Law degree from the University of Virginia School of Law, and a Master's degree in Business Administration from the University of California at Berkeley's Haas School of Business.

  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the portfolio managers is included in the SAI.




                                                Management of the Portfolios  23

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES

  Each Portfolio currently offers three classes of shares. Only Service II Shares are offered by this Prospectus. The Shares are available only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants, and include a redemption fee. The redemption fee may be imposed on interests in separate accounts or plans held 60 days or less and thus an insurance company or qualified plan must have agreed to administer the fee. Institutional Shares of the Portfolios are offered only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans. Service Shares of the Portfolios are offered only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information about the Institutional Shares or Service Shares, please call 1-800-525-0020.

  CLOSED FUND POLICIES

  A Portfolio may limit sales of its Shares to new investors if Janus Capital and the Trustees believe continued sales may adversely affect the Portfolio's ability to achieve its investment objective. If sales of a Portfolio are limited, it is expected that existing shareholders invested in the Portfolio would be permitted to continue to purchase Shares through their existing Portfolio accounts and to reinvest any dividends or capital gains distributions in such accounts, absent highly unusual circumstances. Requests for new accounts into a closed portfolio would be reviewed by management, taking into consideration eligibility requirements and whether the addition to the portfolio is believed to negatively impact existing portfolio shareholders. The closed portfolio may decline opening new accounts, including eligible new accounts, if it would be in the best interests of the portfolio and its shareholders. Additional information regarding general policies and exceptions can be found in the closed funds' prospectuses.

  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.


  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. ("JCGI") asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.



24  Janus Aspen Series

  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On December 30, 2008, the Court granted partial summary judgment in Janus Capital's favor with respect to Plaintiffs' damage demand as it relates to what was categorized as "approved" market timing based on the Court's finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as "unapproved" market timing. Having completed the supplemental briefing, the parties are awaiting a ruling from the Court. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which remanded the case back to the Court for further proceedings. Finally, a Motion to Dismiss the Wiggins suit (action (iv) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit where the appeal is pending.



  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.



  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations:
  (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.


  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  CONFLICTS OF INTEREST

  The Shares offered by this Prospectus are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Although the Portfolios do not currently anticipate any disadvantages to policy owners because each Portfolio offers its Shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in an effort to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict is identified, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in one or more Portfolios or substitute Shares of another Portfolio. If this occurs, a Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Portfolios may refuse to sell their Shares to any separate account or qualified plan or may suspend or terminate the offering of a Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of that Portfolio's shareholders. It is possible that a qualified plan investing in the Portfolios could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Portfolios. Janus Capital intends to monitor such qualified plans, and the Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Portfolios to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.




                                                           Other information  25

  DISTRIBUTION OF THE PORTFOLIOS

  The Portfolios are distributed by Janus Distributors LLC ("Janus Distributors"), which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




26  Janus Aspen Series

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Portfolios, the Internal Revenue Code requires each Portfolio to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. A Portfolio's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Portfolio have been held. Distributions are made at the class level, so they may vary from class to class within a single Portfolio.

  DISTRIBUTION SCHEDULE

  Dividends for the Portfolios are normally declared and distributed in June and December. Capital gains are normally declared and distributed in June. However, in certain situations it may be necessary for a Portfolio to declare and distribute capital gains in December. If necessary, dividends and net capital gains may be distributed at other times as well.

  HOW DISTRIBUTIONS AFFECT A PORTFOLIO'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of a Portfolio, regardless of how long the shares have been held. Undistributed dividends and net capital gains are included in each Portfolio's daily NAV. The share price of a Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, a Portfolio declared a dividend in the amount of $0.25 per share. If the Portfolio's share price was $10.00 on December 30, the Portfolio's share price on December 31 would be $9.75, barring market fluctuations.

TAXES

  TAXES ON DISTRIBUTIONS

  Because Shares of the Portfolios may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or net capital gains distributions made by a Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts or plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1/2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.

  TAXATION OF THE PORTFOLIOS

  Dividends, interest, and some capital gains received by the Portfolios on foreign securities may be subject to foreign tax withholding or other foreign taxes. If a Portfolio is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolios.

  The Portfolios do not expect to pay any federal income or excise taxes because they intend to meet certain requirements of the Internal Revenue Code including the distributions each year of all their net investment income and net capital gains. In addition, because the Shares of each Portfolio are sold in connection with variable insurance contracts, each Portfolio intends to satisfy the diversification requirements applicable to insurance company separate accounts under the Internal Revenue Code.


                                                     Distributions and taxes  27

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------


  Investors may not purchase or redeem Shares of the Portfolios directly. Shares may be purchased or redeemed only through variable insurance contracts offered by the separate accounts of participating insurance companies or through qualified retirement plans. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT SPECIFIC PORTFOLIOS AS INVESTMENT OPTIONS FOR A CONTRACT OR A QUALIFIED PLAN.

  With certain limited exceptions, the Portfolios are available only to U.S. citizens or residents.

PRICING OF PORTFOLIO SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. A Portfolio's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of a Portfolio's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem a Portfolio's shares.

  All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by a Portfolio or its agents. In order to receive a day's price, your order must be received in good order by a Portfolio (or insurance company or plan sponsor) or its agents by the close of the regular trading session of the NYSE.

  Securities held by the Portfolios are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Portfolios' Trustees. Such events include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Portfolios may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

  Due to the subjective nature of fair value pricing, a Portfolio's value for a particular security may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of a Portfolio's portfolio securities and the reflection of such change in the Portfolio's NAV, as further described in the "Excessive Trading" section of this Prospectus. While funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in funds which do not invest in foreign securities, for example, when trading in a security held by a portfolio is halted and does not resume prior to the time the portfolio calculates its NAV (referred to as "stale pricing"). Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the Portfolio's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of the Portfolio, which negatively impacts long-term shareholders. The Portfolios' fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

  The value of the securities of other open-end funds held by a Portfolio, if any, will be calculated using the NAV of such underlying funds, and the prospectuses for such open-end funds explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

DISTRIBUTION FEE

  DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

  Under a distribution and shareholder servicing plan (the "Plan") adopted in accordance with Rule 12b-1 under the 1940 Act, the Shares may pay Janus Distributors, the Trust's distributor, a fee at an annual rate of up to 0.25% of the average

28  Janus Aspen Series
  daily net assets of the Shares of a Portfolio. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and services performed by such entities. Because 12b-1 fees are paid out of the Portfolios' assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.


PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES



  From its own assets, Janus Capital or its affiliates may pay fees to selected insurance companies, qualified plan service providers or their affiliates, or other financial intermediaries that distribute, market, or promote the Portfolios or perform services for contract owners and plan participants. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.


  Janus Capital or its affiliates may pay fees, from their own assets, to selected insurance companies, qualified plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.


  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries, to raise awareness of the Portfolios. Such payments may be in addition to, or in lieu of, the fees described above. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.


  Participating insurance companies that purchase the Portfolios' Shares may perform certain administrative services relating to the Portfolios and Janus Capital, or the Portfolios may pay those companies for such services.


  The receipt of (or prospect of receiving) fees or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments), or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount.


  The payment arrangements described above will not change the price a contract owner or plan participant pays for shares or the amount that a Janus fund receives to invest on behalf of the contract owner or plan participant. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Portfolios and when considering which share class of a Portfolio is most appropriate for you. Please contact your insurance company or plan sponsor for details on such arrangements.

PURCHASES


  Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate account or your plan documents for information on how to invest in the Shares of each Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolios' behalf. As discussed under "Payments to financial intermediaries by Janus Capital or its affiliates," Janus Capital and its affiliates may make payments to selected insurance companies, qualified plan service providers, or their affiliates, or other financial intermediaries that were instrumental in the acquisition of accounts in the Portfolios or that provide services in connection with investments in the Portfolios. You may wish to consider such arrangements when evaluating any recommendation of the Portfolios.





                                                         Shareholder's guide  29

  Each Portfolio reserves the right to reject any purchase order, including exchange purchases, for any reason. The Portfolios are not intended for excessive trading. For more information about the Portfolios' policy on excessive trading, refer to "Excessive Trading."

  The Portfolios may discontinue sales to a qualified plan and require plan participants with existing investments in the Shares to redeem those investments if the plan loses (or in the opinion of Janus Capital, is at risk of losing) its qualified plan status.

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your insurance company or plan sponsor is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your insurance company or plan sponsor may temporarily limit additional share purchases. In addition, your insurance company or plan sponsor may close an account if they are unable to verify a shareholder's identity. Please contact your insurance company or plan sponsor if you need additional assistance when completing your application or additional information about the insurance company or plan sponsor's Anti-Money Laundering Program.

REDEMPTIONS

  Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

  Shares of any Portfolio may be redeemed on any business day on which the Portfolio's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by a Portfolio or its agents. Redemption proceeds, less any applicable redemption fee, will normally be sent the business day following receipt of the redemption order.

  The Portfolios reserve the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Portfolios to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or
  (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

  REDEMPTIONS IN-KIND


  Shares normally will be redeemed for cash, although each Portfolio retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a portfolio, by delivery of securities selected from its assets at its discretion. However, each Portfolio is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Portfolio will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.


REDEMPTION FEE

  A variable insurance contract owner or plan participant who chooses to redeem an interest in a separate account or plan investing in any Portfolio may be subject to a 1.00% redemption fee if such interest is held for 60 days or less. This fee is paid to the Portfolio rather than Janus Capital, and is designed to deter excessive short-term trading and to offset the brokerage commissions, market impact, and other costs associated with changes in the Portfolio's asset level and cash flow due to short-term money movements in and out of the Portfolio. Your insurance company or plan sponsor has agreed to charge the Portfolios' redemption fee. However, due to operational requirements, these intermediaries' methods for tracking and calculating the fee may differ in some respects from the Portfolios'.

  The redemption fee does not apply to: (i) any shares purchased through reinvested distributions (dividends and capital gains); (ii) scheduled and systematic redemptions, including asset rebalancing and dollar cost averaging;
  (iii) variable insurance contract or qualified plan withdrawals or loans, including required minimum distributions; (iv) redemptions



30  Janus Aspen Series
  due to the movement of funds at annuitization of a variable insurance contract or qualified withdrawals from a retirement plan; (v) redemptions due to transfers between the fixed annuity segment and variable annuity segment after annuitization; (vi) involuntary redemptions imposed by Janus Capital; and
  (vii) redemptions resulting from the death or disability of a variable insurance contract owner or plan participant. When cooperation from an insurance company or plan sponsor is necessary to impose a redemption fee on its clients' or participants' accounts, different or additional exemptions may be applied by the insurance company or plan sponsor. Redemption fees may be waived under certain circumstances involving involuntary redemptions imposed by an insurance company or plan sponsor. Contact your insurance company or plan sponsor or refer to your plan documents for more information on whether the redemption fee is applied to your shares.


  In addition to the circumstances previously noted, the Portfolio reserves the right to waive the redemption fee at its discretion where it believes such waiver is in the best interests of the Portfolio, including but not limited to when it determines that imposition of the redemption fee is not necessary to protect the Portfolio from the effects of short-term trading. In addition, the Portfolios reserve the right to modify or eliminate the redemption fee or waivers at any time. If there is a material change to the Portfolios' redemption fee, the Portfolios will notify you at least 60 days prior to the effective date of the change.


EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES


  The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Portfolio shares ("excessive trading"). The Portfolios are intended for long-term investment purposes only, and the Portfolios will take reasonable steps to attempt to detect and deter short-term excessive trading. Transactions placed in violation of the Portfolios' excessive trading policies may be cancelled or revoked by the Portfolio by the next business day following receipt by the Portfolio. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Portfolios may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries (such as insurance companies or plan sponsors). By their nature, omnibus accounts, in which purchases and redemptions of the Portfolios' shares by multiple investors are aggregated by the intermediary and presented to the Portfolios on a net basis, may effectively conceal the identity of individual investors and their transactions from the Portfolios and their agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.


  The Portfolios attempt to deter excessive trading through at least the following methods:


  - trade monitoring;


  - redemption fees as described under "Redemption Fee;" and

  - fair valuation of securities as described under "Pricing of Portfolio
    Shares."


  Generally, a purchase and redemption of Shares from the same Portfolio within 90 calendar days (i.e., "round trip") may result in enforcement of a Portfolio's excessive trading policies and procedures with respect to future purchase orders, provided that the Portfolios reserve the right to reject any purchase request as explained above.



  The Portfolios monitor for patterns of shareholder frequent trading and may suspend or permanently terminate the exchange privilege (if permitted by your insurance company or plan sponsor) of any investor who makes more than one round trip in a Portfolio over a 90-day period, and may bar future purchases into the Portfolio and any of the other Janus funds by such investor. The Portfolios' excessive trading policies generally do not apply to (i) a money market portfolio, although money market portfolios at all times reserve the right to reject any purchase request (including exchange purchases, if permitted by your insurance company or plan sponsor) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.


  The Portfolios' Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.




                                                         Shareholder's guide  31

  Investors who place transactions through the same insurance company or plan sponsor on an omnibus basis may be deemed part of a group for the purpose of the Portfolios' excessive trading policies and procedures and may be rejected in whole or in part by a Portfolio. The Portfolios, however, cannot always identify or reasonably detect excessive trading that may be facilitated by insurance companies or plan sponsors or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Portfolios, and thus the Portfolios may have difficulty curtailing such activity. Transactions accepted by an insurance company or plan sponsor in violation of the Portfolios' excessive trading policies may be cancelled or revoked by a Portfolio by the next business day following receipt by that Portfolio.


  In an attempt to detect and deter excessive trading in omnibus accounts, the Portfolios or their agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Portfolio shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Portfolios' ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.


  Certain transactions in Portfolio shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Portfolios' methods to detect and deter excessive trading.

  Each Portfolio also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to a Portfolio. For example, a Portfolio may refuse a purchase order if the portfolio managers believe they would be unable to invest the money effectively in accordance with the Portfolio's investment policies or the Portfolio would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.

  The Portfolios' policies and procedures regarding excessive trading may be modified at any time by the Portfolios' Board of Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to a Portfolio's long-term shareholders. Excessive trading into and out of a Portfolio may disrupt portfolio investment strategies, may create taxable gains to remaining Portfolio shareholders, and may increase Portfolio expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Portfolios that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by a portfolio based on events occurring after the close of a foreign market that may not be reflected in the portfolio's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in portfolios which do not invest in foreign securities, for example, when trading in a security held by a portfolio is halted and does not resume prior to the time the portfolio calculates its NAV (referred to as "stale pricing"). Portfolios that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that a Portfolio's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of a Portfolio, which negatively impacts long-term shareholders. Although the Portfolios have adopted fair valuation policies and procedures intended to reduce the Portfolios' exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of Portfolio shares.

  Although the Portfolios take steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Portfolios may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Portfolios and their agents. This makes the Portfolios' identification of excessive trading transactions in the Portfolios through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Moreover, the contract between an insurance company and the owner of a variable insurance contract



32  Janus Aspen Series
  may govern the frequency with which the contract owner may cause the insurance company to purchase or redeem shares of a Portfolio. Although the Portfolios encourage intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Portfolios cannot eliminate completely the possibility of excessive trading.

  Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their insurance company or plan sponsor with respect to excessive trading in the Portfolios.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the portfolios and to protect the confidentiality of the portfolios' holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.


  - FULL HOLDINGS. Each portfolio is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to portfolio shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Characteristics tab of each portfolio at janus.com/info.


  - TOP HOLDINGS. Each portfolio's top portfolio holdings, in order of position size and as a percentage of a portfolio's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most portfolios disclose their top ten portfolio holdings. However, certain portfolios disclose only their top five portfolio holdings.

  - OTHER INFORMATION. Each portfolio may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.


  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Portfolios disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Capital's Chief Investment Officer(s) or their delegates. Such exceptions may be made without prior notice to shareholders. A summary of the portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Portfolios' SAI.


SHAREHOLDER COMMUNICATIONS

  Your insurance company or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Portfolios that you have authorized for investment. These reports show each Portfolio's investments and the market value of such investments, as well as other information about each Portfolio and its operations. Please contact your insurance company or plan sponsor to obtain these reports. The Trust's fiscal year ends December 31.




                                                         Shareholder's guide  33

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



  The financial highlights tables are intended to help you understand the Portfolios' financial performance through December 31 of the fiscal periods shown. Items "Net asset value, beginning of period" through "Net asset value, end of period" reflect financial results for a single Portfolio Share. The gross expense ratio reflects expenses prior to any expense offset arrangement and the net expense ratio reflects expenses after any expense offset arrangement. Both expense ratios reflect expenses after contractual waivers, if applicable. The information shown for the fiscal periods ended December 31 has been audited by PricewaterhouseCoopers LLP, whose report, along with the Portfolios' financial statements, is included in the Annual Report, which is available upon request, and incorporated by reference into the Statement of Additional Information.



  The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Service II Shares of the Portfolios (assuming reinvestment of all dividends and distributions) but do not include charges and expenses attributable to any insurance product. If these charges and expenses had been included, the performance for the periods shown would be lower. "Total return" information may include adjustments in accordance with generally accepted accounting principles. As a result, returns may differ from returns for shareholder transactions.



OVERSEAS PORTFOLIO* - SERVICE II SHARES
------------------------------------------------------------------------------------------------------------------------------
                                                                                       Years ended December 31
                                                                         2008        2007        2006        2005        2004

 NET ASSET VALUE, BEGINNING OF PERIOD                                    $64.83      $50.80      $35.38      $27.11     $23.02

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                              0.67        0.38        0.49        0.30       0.20
 Net gain/(loss) on securities (both realized and unrealized)           (30.51)       13.89       15.85        8.31       4.08

 Total from investment operations                                       (29.84)       14.27       16.34        8.61       4.28

 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)                                  (0.57)      (0.26)      (0.94)      (0.34)     (0.20)
 Distributions (from capital gains)                                      (8.24)          --          --          --         --
 Redemption fees                                                           0.02        0.02        0.02          --(1)    0.01

 Total distributions and other                                           (8.79)      (0.24)      (0.92)      (0.34)     (0.19)


 NET ASSET VALUE, END OF PERIOD                                          $26.20      $64.83      $50.80      $35.38     $27.11


 Total return                                                          (52.15)%      28.17%      46.70%      31.97%     18.75%

 Net assets, end of period (in thousands)                              $201,067    $438,573    $303,730    $113,120    $72,194
 Average net assets for the period (in thousands)                      $364,379    $363,622    $186,734     $82,746    $63,943
 Ratio of gross expenses to average net assets(2)(3)                      0.94%       0.95%       0.96%       0.95%      0.94%
 Ratio of net expenses to average net assets(4)                           0.94%       0.95%       0.95%       0.95%      0.93%
 Ratio of net investment income/(loss) to average net assets              1.07%       0.42%       1.26%       0.78%      0.79%
 Portfolio turnover rate                                                    56%         59%         60%         57%        65%
------------------------------------------------------------------------------------------------------------------------------





 *  Formerly named International Growth Portfolio.
(1) Redemption fees aggregated less than $0.01 on a per share basis for the fiscal year end.
(2) The expense ratio reflects expenses prior to any expense offset arrangements.
(3) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.
(4) The expense ratio reflects expenses after any expense offset arrangements.




34  Janus Aspen Series

WORLDWIDE PORTFOLIO* - SERVICE II SHARES
-----------------------------------------------------------------------------------------------------------------------
                                                                                    Years ended December 31
                                                                         2008       2007      2006      2005      2004

 NET ASSET VALUE, BEGINNING OF PERIOD                                    $35.14    $32.30    $27.85    $26.70    $25.79

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                              0.28      0.16      0.36      0.30      0.17
 Net gain/(loss) on securities (both realized and unrealized)           (15.98)      2.88      4.58      1.19      0.98

 Total from investment operations                                       (15.70)      3.04      4.94      1.49      1.15

 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)                                  (0.29)    (0.20)    (0.49)    (0.34)    (0.24)
 Distributions (from capital gains)                                          --        --        --        --        --
 Redemption fees                                                             --(1)     --(1)     --(1)     --(1)     --(1)

 Total distributions and other                                           (0.29)    (0.20)    (0.49)    (0.34)    (0.24)


 NET ASSET VALUE, END OF PERIOD                                          $19.15    $35.14    $32.30    $27.85    $26.70


 Total return                                                          (44.82)%     9.40%    17.92%     5.63%     4.50%

 Net assets, end of period (in thousands)                                    $7       $13       $12       $10       $10
 Average net assets for the period (in thousands)                           $10       $13       $11       $10        $9
 Ratio of gross expenses to average net assets(2)(3)(4)                   0.75%     0.92%     0.86%     0.86%     0.91%
 Ratio of net expenses to average net assets(5)                           0.75%     0.92%     0.86%     0.85%     0.91%
 Ratio of net investment income/(loss) to average net assets              1.04%     0.45%     1.26%     1.12%     0.74%
 Portfolio turnover rate                                                    14%       26%       46%       41%      120%
-----------------------------------------------------------------------------------------------------------------------





 *  Formerly named Worldwide Growth Portfolio.
(1) No redemption fees were received by the Portfolio for the fiscal year end.



(2) The expense ratio reflects expenses prior to any expense offset arrangements.


(3) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets without waivers and/or expense reimbursements and was less than 0.01%.


(4) The ratio was 0.90% in 2006 before waiver of certain fees and/or reduction of adviser's fees.

(5) The expense ratio reflects expenses after any expense offset arrangements.






                                                        Financial highlights  35

GLOBAL TECHNOLOGY PORTFOLIO - SERVICE II SHARES
----------------------------------------------------------------------------------------------------------------------------
                                                                                      Years ended December 31
                                                                        2008         2007        2006       2005       2004

 NET ASSET VALUE, BEGINNING OF PERIOD                                    $5.28       $4.35       $4.03      $3.62      $3.59

 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income/(loss)                                               --        0.02          --         --         --
 Net gain/(loss) on securities (both realized and unrealized)           (2.32)        0.93        0.32       0.41       0.03

 Total from investment operations                                       (2.32)        0.95        0.32       0.41       0.03

 LESS DISTRIBUTIONS AND OTHER:
 Dividends (from net investment income)                                     --      (0.02)          --         --         --
 Distributions (from capital gains)                                         --          --          --         --         --
 Redemption fees                                                            --(1)       --(1)       --(1)      --(1)      --(1)

 Total distributions and other                                              --      (0.02)          --         --         --


 NET ASSET VALUE, END OF PERIOD                                          $2.96       $5.28       $4.35      $4.03      $3.62


 Total return                                                         (43.89)%      21.75%       7.94%     11.33%      0.84%

 Net assets, end of period (in thousands)                              $11,844     $26,188     $24,868    $25,882    $27,404
 Average net assets for the period (in thousands)                      $19,274     $25,482     $25,605    $24,247    $25,926
 Ratio of gross expenses to average net assets(2)(3)                     1.11%(4)    1.07%(4)    1.08%      0.99%      0.97%
 Ratio of net expenses to average net assets(5)                          1.11%(4)    1.07%(4)    1.08%      0.98%      0.97%
 Ratio of net investment income/(loss) to average net assets           (0.21)%       0.39%     (0.13)%    (0.25)%    (0.06)%
 Portfolio turnover rate                                                   92%         67%         89%        42%        30%
----------------------------------------------------------------------------------------------------------------------------




(1) Redemption fees aggregated less than $0.01 on a per share basis for the fiscal year end.
(2) The expense ratio reflects expenses prior to any expense offset arrangements.
(3) The effect of non-recurring costs assumed by Janus Capital is included in the ratio of gross expenses to average net assets and was less than 0.01%.

(4) "Ratio of gross expenses to average net assets" and "Ratio of net expenses to average net assets" included dividends on short positions. The effect of short sale dividend expenses was less than 0.01%.

(5) The expense ratio reflects expenses after any expense offset arrangements.






36  Janus Aspen Series

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the Portfolios may invest. The Portfolios may invest in these instruments to the extent permitted by their investment objectives and policies. The Portfolios are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If a Portfolio purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, a Portfolio may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The Portfolio could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. A Portfolio may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the Portfolio's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. A Portfolio may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, a Portfolio would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less

                                                Glossary of investment terms  37
  servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, a Portfolio may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which a Portfolio sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which a Portfolio pledges a mortgage-related security to a dealer to obtain cash.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that a Portfolio must pay if these investments are profitable, the Portfolios may make various elections permitted by the tax laws. These elections could require that a Portfolio recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are



38  Janus Aspen Series
  supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. A Portfolio may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. A Portfolio may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. A Portfolio may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. A Portfolio bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).




                                                Glossary of investment terms  39

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. A Portfolio may purchase and write put and call options on securities, securities indices, and foreign currencies. A Portfolio may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES


  CASH SWEEP PROGRAM is an arrangement in which a Portfolio's uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.


  INDUSTRY CONCENTRATION for purposes under the 1940 Act is the investment of more than 25% of a Portfolio's total assets in an industry or group of industries.

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain portfolios, while others do not emphasize investments in companies of any particular size.

  NONDIVERSIFICATION is a classification given to a portfolio under the 1940 Act. Portfolios are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a portfolio may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A portfolio that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a portfolio that is classified as "diversified." This gives a "nondiversified" portfolio more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a portfolio but also may increase the risk of a portfolio.

  REPURCHASE AGREEMENTS involve the purchase of a security by a Portfolio and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the Portfolio at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, a Portfolio will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by a Portfolio to another party (generally a bank or dealer) in return for cash and an agreement by the Portfolio to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which a Portfolio may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that a Portfolio owns, or the Portfolio has the right to obtain the amount of the security sold short at a specified date in the future. A Portfolio may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain. For short sales, the Portfolio will incur a loss if the value of a security increases during this period because it will be paying more for the security than it has received from the purchaser in the short sale. If the price declines during this period, a Portfolio will realize a short-term capital gain. Although a Portfolio's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.




40  Janus Aspen Series

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. A Portfolio does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.





                                                Glossary of investment terms  41

                   You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report, free of charge, by contacting your insurance company or plan sponsor, or by contacting a Janus representative at 1-877-335-2687. The Portfolios' Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janus.com/info. Additional information about the Portfolios' investments is available in the Portfolios' annual and semiannual reports. In the Portfolios' annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolios' performance during their last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Portfolios.


                   The Statement of Additional Information
                   provides detailed information about the
                   Portfolios and is incorporated into this Prospectus by reference. You may review and copy information about the Portfolios (including the Portfolios' Statement of Additional Information) at the Public Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-
                   8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Portfolios from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                                  (JANUS LOGO)


                               janus.com/info


                               151 Detroit Street
                               Denver, CO 80206-4805
                               1-877-335-2687


            The Trust's Investment Company Act File No. is 811-7736.

                                             May 1, 2009










                               JANUS ASPEN SERIES
                   MODULAR PORTFOLIO CONSTRUCTION(R) PORTFOLIO
                                 SERVICE SHARES

                                   Prospectus


    The Securities and Exchange Commission has not approved or disapproved of these securities or passed on the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

(JANUS LOGO)



       This Prospectus describes Modular Portfolio Construction Portfolio ("MPC Portfolio" or the "Portfolio"), a series of Janus Aspen Series (the "Trust"). Janus Capital Management LLC ("Janus Capital") serves as investment adviser to the Portfolio. The Portfolio currently offers Service Shares (the "Shares"). The Shares are offered by this Prospectus in connection with investment in and payments under variable annuity contracts and variable life insurance contracts (collectively, "variable insurance contracts"), as well as certain qualified retirement plans.

       Janus Aspen Series - Service Shares sells and redeems its Shares at net asset value without sales charges, commissions, or redemption fees. Each variable insurance contract involves fees and expenses that are not described in this Prospectus. Refer to the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

       This Prospectus contains information that a prospective purchaser of a variable insurance contract or plan participant should consider in conjunction with the accompanying separate account prospectus of the specific insurance company product before allocating purchase payments or premiums to the Portfolio.

       Modular Portfolio Construction is a registered trademark of Janus International Holding LLC; and other marks referred to herein are the trademarks, servicemarks, registered trademarks, or registered servicemarks of the respective owners thereof.

TABLE OF CONTENTS
--------------------------------------------------------------------------------







  RISK/RETURN SUMMARY
    Modular Portfolio Construction Portfolio...............................     4

  FEES AND EXPENSES........................................................     8

  PRINCIPAL INVESTMENT STRATEGIES AND RISKS
    Principal investment strategies of the Portfolio.......................    10
    Risks of the Portfolio.................................................    12

  MANAGEMENT OF THE PORTFOLIO
    Investment adviser.....................................................    17
    Management expenses....................................................    17
    Investment personnel...................................................    18

  OTHER INFORMATION........................................................    19

  DISTRIBUTIONS AND TAXES..................................................    21

  SHAREHOLDER'S GUIDE
    Pricing of portfolio shares............................................    22
    Distribution fee.......................................................    23
    Payments to financial intermediaries by Janus Capital or its
    affiliates.............................................................    23
    Purchases..............................................................    23
    Redemptions............................................................    24
    Excessive trading......................................................    24
    Shareholder communications.............................................    27

  FINANCIAL HIGHLIGHTS.....................................................    28

  APPENDIX A...............................................................    29

  GLOSSARY OF INVESTMENT TERMS.............................................    34








                                                            Table of contents  1

MODULAR PORTFOLIO CONSTRUCTION PORTFOLIO

  This Prospectus provides information about Modular Portfolio Construction Portfolio (the "MPC Portfolio" or the "Portfolio"), a mutual fund that invests primarily in other Janus mutual funds (the "underlying funds") but also may invest directly in individual securities. Because it invests in other funds, the Portfolio is considered a "fund of funds." The term "fund of funds" is used to describe a mutual fund that pursues its objective by investing primarily in other mutual funds, rather than in individual stocks or bonds. A fund of funds bears its own direct expenses in addition to bearing a proportionate share of the expenses charged by the underlying funds in which it invests. The Portfolio is best suited for long-term investors.

  The Portfolio seeks long term growth of capital with a secondary emphasis on income. In an attempt to construct a diversified portfolio that maximizes risk-adjusted returns relative to the MPC Allocation Composite Index (defined later in the Prospectus), Janus Capital Management LLC ("Janus Capital"), the Portfolio's investment adviser, utilizes Modular Portfolio Construction (MPC) when allocating Portfolio assets. MPC is a proprietary portfolio-building methodology that seeks to enhance the traditional techniques of portfolio construction. The MPC process that is applied to the Portfolio involves three steps: 1) Define and Allocate Among Asset Categories; 2) Optimization; and 3) Rebalancing.

  DEFINE AND ALLOCATE AMONG ASSET CATEGORIES. Janus Capital defines three distinct asset categories: Core, Alpha, and Alternative. Janus Capital assigns each fund or security in which the Portfolio invests to one of those categories as follows:

  - The Core category is comprised of funds that hold equity or fixed-income investments that provide shareholders with access to a broad range of investable assets in proportion to each asset class' representation in today's global, integrated market as determined by Janus Capital.

  - The Alpha category is comprised of funds that invest in a broad range of traditional asset classes (which includes equity and fixed income investments) and that have historically outperformed their respective benchmark indices within parameters established by Janus Capital. The Alpha category is less focused on the asset class composition of the global market.

  - The Alternative category is comprised of non-traditional investments with historically low correlation to the assets in the Core and Alpha categories, such as certain exchange-traded funds ("ETFs"), exchange-traded notes ("ETNs"), hedge fund strategy investments, commodities, real estate securities, structured products, or funds that invest in them.

  Janus Capital then determines how the Portfolio's current assets should be allocated among the categories. The following table indicates the Portfolio's target allocation ranges, among the asset categories.

  ASSET CATEGORY(1)                               ALLOCATION RANGE    EXPECTED ALLOCATION
  ---------------------------------------------------------------------------------------
  Core                                                 50%-70%                60%
  Alpha                                                20%-40%                30%
  Alternative                                           5%-15%                10%
  ---------------------------------------------------------------------------------------



  (1) As defined by Janus Capital.

  OPTIMIZATION. To identify the most appropriate underlying funds in each asset category, Janus Capital performs a quantitative analysis of a number of factors, such as historical risk, performance, fund classifications, and the relationship to other underlying funds, as well as uses the portfolio manager's judgment on asset allocations ("optimization process"). The goal of the optimization process is to identify a mix of underlying funds and securities that has the potential for enhanced risk-adjusted returns. Once the optimization process identifies the appropriate underlying funds, the Portfolio invests its assets in the selected underlying funds.

  REBALANCING. On a quarterly basis, the Portfolio's investments are rebalanced to reflect changes resulting from Janus Capital's optimization process, market fluctuations, or in response to various economic or other factors as deemed appropriate by the portfolio manager.

  As a result of its investment in underlying funds and other securities, the Portfolio will be exposed to different asset classes such as equity securities (including both growth- and value-style equities and U.S. and non-U.S. based companies), fixed-income instruments (including fixed-income instruments of any credit quality and having any maturity and duration), and alternative asset classes.




2  Janus Aspen Series

  The following table provides the Portfolio's expected allocation ranges among the traditional asset classes.

  ASSET CLASS                                     ALLOCATION RANGE    EXPECTED ALLOCATION
  ---------------------------------------------------------------------------------------
  Equity                                               60%-90%                64%
  Fixed Income                                         15%-30%                26%
  Alternative Strategies(1)                             5%-15%                10%
  ---------------------------------------------------------------------------------------



  (1) Alternative Strategies include, but are not limited to, commodities-related securities, real estate securities, and other securities less correlated to the market.


  The underlying Janus funds listed in Appendix A invest in varying percentages of equity securities, fixed-income, and alternative securities. These funds have been selected as potential investments because they represent a universe of investment strategies, asset categories and asset classes that may help achieve the Portfolio's investment objective. For information on the potential underlying Janus funds currently available for investment by the Portfolio, including investment objectives and strategies, see "Investment Objectives and Strategies of the Underlying Funds" in Appendix A.





                                     Modular Portfolio Construction Portfolio  3

RISK/RETURN SUMMARY
--------------------------------------------------------------------------------


MODULAR PORTFOLIO CONSTRUCTION PORTFOLIO

  Modular Portfolio Construction Portfolio is designed for investors who primarily seek returns over time consistent with growth of capital and, secondarily, income.

INVESTMENT OBJECTIVE

--------------------------------------------------------------------------------
  MPC PORTFOLIO seeks long term growth of capital with a secondary emphasis on income.

  The Portfolio's Board of Trustees may change this objective or the Portfolio's principal investment strategies without a shareholder vote. The Portfolio will notify you in writing at least 60 days before making any change to the investment objective or principal investment strategies it considers material. If there is a material change to the Portfolio's objective or principal investment strategies, you should consider whether the Portfolio remains an appropriate investment for you. There is no guarantee that the Portfolio will achieve its investment objective.

PRINCIPAL INVESTMENT STRATEGIES

  The Portfolio pursues its objective by investing in a diversified portfolio of underlying Janus mutual funds and securities. The Portfolio utilizes Janus Capital's MPC process to allocate assets across the following three asset categories (as defined by Janus Capital):

  - CORE - The Core category seeks to provide market-like exposure by investing in funds that in turn primarily invest in a broad range of traditional asset classes such as large-, mid-, and small-cap stocks, U.S. and non-U.S. stocks, growth and value stocks, and investment-grade bonds. While not a primary strategy, the underlying funds may also invest in emerging market stocks and high-yield bonds. A primary goal of the Core portfolio is to provide shareholders with access to a broad range of investable assets in proportion to each asset class' representation in today's global, integrated market as determined by Janus Capital.

  - ALPHA - The Alpha category seeks to generate higher-than-market returns on a risk-adjusted basis by investing in funds that in turn invest in a broad range of traditional asset classes such as large-, mid-, and small-cap stocks, U.S. and non-U.S. stocks, growth and value stocks, emerging market stocks, investment-grade bonds, and high-yield bonds. Unlike funds in the Core category, the Alpha category is less focused on the asset class composition of the global market. Instead, the Alpha category is comprised of funds, unconstrained by asset class or investment style, that Janus Capital believes may generate higher-than-market returns over a market cycle.

  - ALTERNATIVE - The Alternative category is comprised of non-traditional investments with historically low correlation to the assets in the Core and Alpha categories, such as certain ETFs, ETNs, investments with hedge fund strategy exposure, commodities-related securities, real estate securities, and structured products.

  The Portfolio attempts to maximize returns by investing the Portfolio's assets in underlying funds investing in stocks (U.S. and non-U.S.), bonds, cash equivalents, alternative asset classes (such as real estate securities and commodity-related securities), and alternative investment strategies (such as leveraged and sector-based strategies). The target allocation of the Portfolio's assets among underlying funds is based on an optimization process that utilizes quantitative analysis of a number of factors, such as historical risk, performance, fund classifications, and the relationship among underlying funds, as well as the portfolio manager's judgment. Janus Capital analyzes Portfolio allocations on a regular basis in order to integrate current market data and reallocates on a quarterly basis.

  The Portfolio's portfolio manager determines the overall composition of the Portfolio, oversees the investment process, and is responsible for the day-to-day management of the Portfolio. The portfolio manager consults with a committee comprised of Janus Capital investment professionals ("Asset Allocation Committee") to regularly review the proprietary MPC process and the allocation of the Portfolio's assets among the underlying funds to determine modifications to the underlying funds' asset categories and/or weightings, or to substitute other underlying funds to emphasize and mitigate risk exposures that may arise as a result of the implementation of the allocations. The portfolio manager and Asset Allocation Committee normally review asset allocations on a quarterly basis. The portfolio manager oversees the implementation of trades on behalf of the Portfolio.


  The Portfolio's investments will be rebalanced to the identified optimal weightings on a quarterly basis, although more frequent changes can occur. The Portfolio's asset class or category, category allocations, underlying funds, or underlying fund weightings may change without shareholder notice.



4  Janus Aspen Series

  The Portfolio will normally allocate approximately 90% of its assets to Janus-managed mutual funds and approximately 10% to unaffiliated pooled investment vehicles (e.g., ETFs) and derivatives. For information on the potential underlying Janus funds currently available for investment by the Portfolio, including investment objectives and strategies, see "Investment Objectives and Strategies of the Underlying Funds" in Appendix A.


  The Portfolio may invest in ETFs and ETNs to complement its investment in the underlying funds if there are asset classes not covered by the underlying funds or to better manage cash positions.

  The Portfolio may use derivatives (including, but not limited to, swap agreements) for a variety of purposes, including to earn income and enhance uncorrelated returns, to increase or decrease exposure to a particular market, to manage or adjust the risk profile of the Portfolio, or as alternatives to direct investments.

  When market conditions dictate a more defensive strategy, the Portfolio or an underlying fund may temporarily hold cash or invest its assets in temporary investments. In that case, the Portfolio may take positions that are inconsistent with its investment objective. As a result, the Portfolio may not achieve its investment objective.

MAIN INVESTMENT RISKS

  The biggest risk is that the Portfolio's returns may vary, and you could lose money. The Portfolio is designed for long-term investors seeking growth of capital and, to a lesser extent, income. Investments in a portfolio with common stock and alternative investment exposure tend to be more volatile than many other investment choices.

MAIN RISKS ASSOCIATED WITH THE PORTFOLIO

  ALLOCATION RISK. The Portfolio's ability to achieve its investment objective depends largely upon Janus Capital's allocation of assets among the underlying funds and other securities, using the optimization process and the judgment of the portfolio manager. You could lose money on your investment in the Portfolio as a result of these allocations. The Portfolio will typically invest in a number of different underlying funds; however, to the extent that the Portfolio invests a significant portion of its assets in a single underlying fund, it will be more sensitive to the risks associated with that fund and any investments in which that fund concentrates.


  DERIVATIVES RISK. Derivatives can be highly volatile and involve risks in addition to the risks of the underlying referenced securities. Gains or losses from derivatives can be substantially greater than the derivatives' original cost, and can therefore involve leverage. Derivatives can be complex instruments and may involve analysis that differs from that required for other investment types used by the Portfolio. If the value of a derivative does not correlate well with the particular market or other asset class to which the derivative is intended to provide exposure, the derivative may not have the anticipated effect. Derivatives can also reduce the opportunity for gain or result in losses by offsetting positive returns in other investments. Derivatives can be less liquid than other types of investments. Derivatives entail the risk that the counterparty will default on its payment obligations to the Portfolio. If the counterparty to a derivative transaction defaults, the Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. To the extent the Portfolio enters into short derivative positions, the Portfolio may be exposed to risks similar to those associated with short sales, including the risk that the Portfolio's losses are theoretically unlimited.


  COMMODITY-LINKED DERIVATIVE INVESTMENT RISK. The Portfolio may invest in derivatives that have exposure to the commodities markets. This exposure may subject the Portfolio to greater volatility than investments in traditional securities. The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may therefore be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

  AFFILIATED FUND RISK. Janus Capital has the authority to select and substitute underlying affiliated mutual funds. The fees paid to Janus Capital by some Janus funds are generally higher than the fees paid to Janus Capital by the Portfolio or by other funds available for investment by the Portfolio. These conditions may create a conflict of interest when selecting underlying affiliated mutual funds for investment. Janus Capital, however, is a fiduciary to the Portfolio and its shareholders and is legally obligated to act in their best interest when selecting underlying affiliated mutual funds.




                                                          Risk/return summary  5

MAIN RISKS ASSOCIATED WITH THE UNDERLYING FUNDS AND SECURITIES

  MARKET RISK. The biggest risk is that the underlying funds' returns may vary, and you could lose money. Underlying funds investing in equity securities are subject to the risks associated with investments in common stocks, which tend to be more volatile than many other investment choices. The value of an underlying fund's portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if a portfolio manager's belief about a company's intrinsic worth is incorrect. Regardless of how well individual companies perform, the value of an underlying fund's portfolio could also decrease if there are deteriorating economic or market conditions, including, but not limited to, a general decline in prices on the stock markets, a general decline in real estate markets, a decline in commodities prices, or if the market favors different types of securities than the types of securities in which the underlying fund invests (for example, growth-oriented securities or value-oriented securities). If the value of an underlying fund's portfolio decreases, the underlying fund's net asset value ("NAV") may also decrease, resulting in a decrease in the Portfolio's NAV, which means if you sell your Shares in the Portfolio you may lose money.


  It is also important to note that recent events in the equity and fixed-income markets have resulted, and may continue to result, in an unusually high degree of volatility in the markets, both domestic and international. These events and the resulting market upheavals may have an adverse effect on the underlying fund such as a decline in the value and liquidity of many securities held by the underlying fund, unusually high and unanticipated levels of redemptions, an increase in portfolio turnover, a decrease in net asset value, and an increase in underlying fund expenses. Because the situation is unprecedented and widespread, it may also be unusually difficult to identify both investment risks and opportunities and could limit or preclude the underlying fund's ability to achieve its investment objective. The market's behavior is unpredictable and it is impossible to predict whether or for how long these conditions will continue. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.



  FIXED-INCOME SECURITIES RISK. Through the Portfolio's investments in underlying funds holding fixed-income securities, the Portfolio is subject to the risks associated with investments in a variety of fixed-income securities, which may be less volatile than underlying funds that invest most of their assets in common stocks; returns and yields will vary, and you could lose money. Typically, the values of fixed-income securities change inversely with prevailing interest rates. Therefore, a fundamental risk of fixed-income securities is that their value will generally decline as interest rates rise, which may cause an underlying fund's NAV to likewise decrease, and vice versa. How specific fixed-income securities may react to changes in interest rates will depend on the specific characteristics of each security. For example, while securities with longer maturities tend to produce higher yields, they also tend to be more sensitive to changes in prevailing interest rates and are therefore more volatile than shorter-term securities and are subject to greater market fluctuations as a result of changes in interest rates. Fixed-income securities are also subject to credit risk, which is the risk that the credit strength of an issuer of a fixed-income security will weaken and/or that the issuer will be unable to make timely principal and interest payments and that the security may go into default. In addition, there is a risk that during periods of falling interest rates, certain fixed-income securities with higher interest rates, such as mortgage- and asset-backed securities, may be prepaid by the issuer thereby reducing the amount of interest payments and may result in the underlying fund having to reinvest its proceeds in lower yielding securities. Collateral related to such investments also may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.


  EXCHANGE-TRADED FUNDS RISK. The Portfolio may purchase shares of ETFs to gain exposure to a particular portion of the market. ETFs are pooled investment vehicles, which may be managed or unmanaged, that generally seek to track the performance of a specific index. ETFs are traded on an exchange at market prices that may vary from the net asset value of their underlying investments. When the Portfolio invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. ETFs have certain inherent risks generally associated with investments in a portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF. ETFs also involve the risk that an active trading market for an ETF's shares may not develop or be maintained.

  EXCHANGE-TRADED NOTES RISK. The Portfolio may invest in ETNs, which are debt securities whose returns are linked to a particular index. ETNs are typically linked to the performance of a commodities index that reflects the potential return on unleveraged investments in futures contracts of physical commodities, plus a specified rate of interest that could be earned on cash collateral. ETNs are subject to credit risk. The value of an ETN may vary and may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities markets, changes in the applicable interest rates, changes in the issuer's credit rating, and economic, legal, political, or geographic



6  Janus Aspen Series
  events that affect the referenced commodity. When the Portfolio invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Portfolio's right to redeem its investment in an ETN, which is meant to be held until maturity. The Portfolio's decision to sell its ETN holdings may be limited by the availability of a secondary market. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

  The Portfolio does not have a full calendar year of operations. Performance information for certain periods will be included in the Portfolio's first annual and/or semiannual report. Performance information for each underlying fund is available in its prospectus. The performance of the Portfolio will be compared to the Russell 3000(R) Index, which is the Portfolio's primary benchmark index. The Russell 3000(R) Index measures the performance of the stocks of the 3,000 largest publicly-traded U.S. companies, based on market capitalization, and it measures the performance of about 98% of the total market capitalization of the publicly traded U.S. equity market. The index is not actively managed and is not available for direct investment. Russell 3000 is a trademark and service mark of the Frank Russell Company. The MPC Allocation Composite Index, a hypothetical combination of unmanaged indices, will be the Portfolio's secondary benchmark index. This internally-calculated index combines the total returns from the Russell 3000(R) Index (50%), the Barclays Capital U.S. Aggregate Bond Index (formerly named Lehman Brothers U.S. Aggregate Bond Index) (25%), and the Morgan Stanley Capital International All Country World ex-U.S. Index (25%).




                                                          Risk/return summary  7

FEES AND EXPENSES



  The following table describes the shareholder fees and annual fund operating expenses that you may pay if you buy and hold Shares of the Portfolio. Expense information shown reflects estimated annualized expenses that Shares expect to incur during the Portfolio's initial fiscal year. Contractual waivers agreed to by Janus Capital, where applicable, are included under "Net Annual Fund Operating Expenses."

  The Portfolio, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. The Portfolio's returns will be net of these expenses. The table on the following page provides an estimate of the Portfolio's expenses based on the initial allocations to the underlying funds and each underlying fund's total annual operating expenses (or "estimated expenses" for any allocation to an underlying fund with less than one year of operations). The table shows the estimated total expenses that result from combining the annual fund operating expenses of the Portfolio with the estimated underlying funds' expenses. Expenses may be higher or lower depending upon the allocation of the Portfolio's assets among the underlying funds and the actual expenses of the underlying funds.

  SHAREHOLDER FEES are those paid directly from your investment and may include sales loads, redemption fees, or exchange fees. The Portfolio is a no-load investment, so you will generally not pay any shareholder fees when you buy or sell Shares of the Portfolio. However, each variable insurance contract involves fees and expenses not described in this Prospectus. Refer to the accompanying contract prospectus for information regarding contract fees and expenses and any restrictions on purchases or allocations.

  ANNUAL FUND OPERATING EXPENSES are paid out of the Portfolio's assets and include fees for portfolio management, maintenance of shareholder accounts, shareholder servicing, accounting, and other services. You do not pay these fees directly but, as the example shows, these costs are borne indirectly by all shareholders.

  This table and the example are designed to assist participants in qualified plans that invest in the Shares of the Portfolio in understanding the fees and expenses that you may pay as an investor in the Shares. OWNERS OF VARIABLE INSURANCE CONTRACTS THAT INVEST IN THE SHARES SHOULD REFER TO THE VARIABLE INSURANCE CONTRACT PROSPECTUS FOR A DESCRIPTION OF FEES AND EXPENSES, AS THE TABLE AND EXAMPLE DO NOT REFLECT DEDUCTIONS AT THE SEPARATE ACCOUNT LEVEL OR CONTRACT LEVEL FOR ANY CHARGES THAT MAY BE INCURRED UNDER A CONTRACT. INCLUSION OF THESE CHARGES WOULD INCREASE THE FEES AND EXPENSES DESCRIBED BELOW.


------------------------------------------------------------------------------------------------------------------------------------
  ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM PORTFOLIO ASSETS)*

                                      Distribution                     Acquired       Total Annual                Net Annual
                         Management      (12b-1)        Other        Fund(4) Fees    Fund Operating   Expense   Fund Operating
                           Fee(1)        Fees(2)     Expenses(3)   and Expenses(5)     Expenses(6)    Waivers     Expenses(6)
  MPC Portfolio             0.07%         0.25%         7.47%           0.79%             8.58%        7.09%         1.49%




--------------------------------------------------------------------------------
   *  All expenses are shown without the effect of expense offset arrangements. Pursuant to such arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.
  (1) The "Management Fee" is the investment advisory fee rate paid by the Portfolio to Janus Capital.
  (2) Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.
  (3) Since the Portfolio is new, Other Expenses are based on the estimated expenses that the Portfolio expects to incur in its initial fiscal year.
  (4) "Acquired Fund" means any underlying fund (including, but not limited to, exchange-traded funds) in which the Portfolio invests or has invested during the period. Since the Portfolio is new, Acquired Fund
      Fees and Expenses are estimated based on the Portfolio's initial allocations to underlying funds.
  (5) The Portfolio's redemption or exchange of certain underlying funds'
      shares held for 90 days or less may be subject to an underlying fund's 2.00% redemption fee.
  (6) Annual Fund Operating Expenses are stated both with and without a contractual expense waiver by Janus Capital. Janus Capital has contractually agreed to waive the Portfolio's total operating expenses (excluding any expenses of an underlying fund (acquired fund fees and expenses), the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses) to a certain limit until at least May 1, 2010. The expense waiver shown reflects the application of such limit. The expense limit is described in the "Management Expenses" section of this Prospectus. For a period of three years subsequent to the Portfolio's commencement of operations, Janus Capital may recover from the Portfolio fees and expenses previously waived or reimbursed if the Portfolio's expense ratio, including recovered expenses, falls below the expense limit.
--------------------------------------------------------------------------------




8  Janus Aspen Series

--------------------------------------------------------------------------------
  EXAMPLE:
  THE FOLLOWING EXAMPLE IS BASED ON EXPENSES WITHOUT WAIVERS. This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated, reinvest all dividends and distributions, and then redeem all of your Shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Portfolio's operating expenses (including the operating expenses of the underlying funds) without waivers remain the same. Since no sales load applies, the results apply whether or not you redeem your investment at the end of each period. Although your actual costs may be higher or lower, based upon these assumptions your costs would be as follows:


                                                                          1 Year   3 Years
                                                                          ----------------
  MPC Portfolio                                                            $843     $2,439



--------------------------------------------------------------------------------




                                                          Risk/return summary  9

PRINCIPAL INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


PRINCIPAL INVESTMENT STRATEGIES OF THE PORTFOLIO

  This section takes a closer look at the Portfolio's principal investment strategies, as well as certain risks of investing in the Portfolio.

  Please carefully review the "Risks of the Portfolio" section of this Prospectus for a discussion of risks associated with certain investment techniques. The "Glossary of Investment Terms" includes descriptions of investment terms used throughout this Prospectus.

  Janus Capital's MPC process attempts to maximize returns for a targeted level of risk by investing the Portfolio's assets in underlying funds comprised of equities, fixed-income securities, money market instruments, alternative investments (such as commodities-related investments and real estate securities), and alternative investment strategies (such as leveraged and sector-based strategies).


  During the first part of the MPC process, Janus Capital defines each asset category (i.e., Core, Alpha, and Alternative) based on certain factors and assigns each underlying fund to an asset category. The Core category is comprised of funds that hold market-oriented equity or fixed-income investments that provide shareholders with access to a broad range of investable assets in proportion to each asset classes' representation in today's global, integrated market as determined by Janus Capital. The Alpha category is comprised of funds that invest in a broad range of traditional asset classes and that have historically outperformed their respective benchmark indices within parameters established by Janus Capital. The Alternative category is comprised of non-traditional investments with historically low correlation to the assets in the Core and Alpha categories, such as certain ETFs, investments with hedge fund strategy exposure, commodities-related securities, real estate securities, structured products, or funds that invest in them.


  The following table illustrates the Portfolio's expected average asset allocation ranges among the asset categories.

  ASSET CATEGORY(1)                               ALLOCATION RANGE    EXPECTED ALLOCATION
  ---------------------------------------------------------------------------------------
  Core                                                 50%-70%                60%
  Alpha                                                20%-40%                30%
  Alternative                                           5%-15%                10%
  ---------------------------------------------------------------------------------------



  (1) As defined by Janus Capital.

  After defining and assigning appropriate asset categories, Janus Capital uses quantitative analysis and the portfolio manager's judgment to efficiently allocate assets across underlying funds and other securities. Janus Capital then monitors the Portfolio's allocation on a regular basis and may reallocate assets among the various underlying funds and investments on a quarterly basis. Janus Capital may at times modify asset categories or allocations in response to additional research, changing market conditions, or other factors such as tax considerations or limitations imposed by securities laws.

  The Portfolio will indirectly invest in different asset classes such as equity securities (including both growth- and value-style equities), fixed-income instruments (including fixed-income instruments of any credit quality and having any maturity or duration), and alternative asset classes. The following table illustrates the Portfolio's expected average asset allocation ranges among the asset classes.

  ASSET CLASS                                     ALLOCATION RANGE    EXPECTED ALLOCATION
  ---------------------------------------------------------------------------------------
  Equity                                               60%-90%                64%
  Fixed Income                                         15%-30%                26%
  Alternative Strategies(1)                             5%-15%                10%
  ---------------------------------------------------------------------------------------



  (1) Alternative Strategies include, but are not limited to, commodities-related securities, real estate securities, and other securities less correlated to the market.


  Although the Portfolio may invest in any or all of the underlying funds that are described in Appendix A of this Prospectus, it is expected that the Portfolio will normally invest in only some of the underlying funds at any particular time. The Portfolio's investment in any underlying fund may exceed 25% of the Portfolio's total assets. For information on the underlying Janus funds currently available for investment by the Portfolio, including investment objectives and strategies, see "Investment Objectives and Strategies of the Underlying Funds" in Appendix A. In addition to investing in the underlying funds, at the discretion of Janus Capital and without shareholder notification, the Portfolio may invest in additional Janus funds established in the future.



10  Janus Aspen Series

  The following table shows the target investment allocation of the Portfolio in each category and the list of currently available underlying funds for that category as of the date of this Prospectus. These categories and allocations may change at any time without notice.



                                                                                                            MPC PORTFOLIO
                                                                                                          TARGET ALLOCATION
                              ASSET CATEGORY - POTENTIAL UNDERLYING FUNDS*                              (PER ASSET CATEGORY)
CORE                                                                                                                   60.0%

  Balanced Portfolio                                     Janus Adviser Perkins Large Cap Value Fund
  Enterprise Portfolio                                   Janus Adviser Perkins Mid Cap Value Fund
  Flexible Bond Portfolio                                Janus Adviser Research Core Fund
  Growth and Income Portfolio                            Janus Adviser Small-Mid Growth Fund
  Janus Portfolio                                        INTECH Risk-Managed Core Fund
  Janus Aspen Perkins Mid Cap Value Portfolio            Janus Balanced Fund
  Research Core Portfolio                                Janus Enterprise Fund
  Janus Adviser Balanced Fund                            Janus Flexible Bond Fund
  Janus Adviser Flexible Bond Fund                       Janus Fund
  Janus Adviser Growth and Income Fund                   Janus Global Research Fund
  Janus Adviser INTECH Risk-Managed Core Fund            Janus Growth and Income Fund
  Janus Adviser INTECH Risk-Managed Growth Fund          Janus Research Core Fund
  Janus Adviser INTECH Risk-Managed International Fund   Janus Research Fund
  Janus Adviser INTECH Risk-Managed Value Fund           Janus Short-Term Bond Fund
  Janus Adviser International Equity Fund                Janus Triton Fund
  Janus Adviser Large Cap Growth Fund                    Perkins Mid Cap Value Fund
  Janus Adviser Mid Cap Growth Fund

ALPHA                                                                                                                  30.0%
  Forty Portfolio                                        Janus Adviser Worldwide Fund
  Global Life Sciences Portfolio                         Janus Contrarian Fund
  Global Technology Portfolio                            Janus Global Life Sciences Fund
  Overseas Portfolio                                     Janus Global Opportunities Fund
  Worldwide Portfolio                                    Janus Global Technology Fund
  Janus Adviser Contrarian Fund                          Janus High-Yield Fund
  Janus Adviser Forty Fund                               Janus Orion Fund
  Janus Adviser High-Yield Fund                          Janus Overseas Fund
  Janus Adviser International Forty Fund                 Janus Twenty Fund
  Janus Adviser International Growth Fund                Janus Venture Fund
  Janus Adviser Orion Fund                               Janus Worldwide Fund

ALTERNATIVE+                                                                                                           10.0%
  Janus Adviser Global Real Estate Fund
  Janus Adviser Long/Short Fund
  Unaffiliated ETFs




* The Portfolio intends to invest in the most cost effective class of shares of the Janus Adviser Series underlying funds and Janus Aspen Series underlying portfolios.


+ The Alternative Category may also be comprised of other investments such as ETNs, derivatives, real estate securities, or structured products.



  Actual holdings percentages may vary due to actual cash flows and changes to the underlying funds' asset values. In addition, the Portfolio may reallocate its assets among these or any other funds as described in this Prospectus, including investing a portion or all of its assets in cash equivalents or a money market fund. The Portfolio and underlying funds may purchase unlimited shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. Janus Capital may change the asset class and category allocations, the potential underlying funds, an underlying fund's asset category, or the weightings without notice to shareholders. Information regarding the Portfolio's actual allocations to underlying funds and alternative strategies is available to shareholders on a periodic basis through the Portfolio's annual and semiannual reports, reports filed with the Securities and Exchange Commission, and at janus.com/info. Please refer to "Availability of Portfolio Holdings Information" in this Prospectus to learn how to access the most recent allocation information.





                                   Principal investment strategies and risks  11

  The following chart summarizes the management process:

    ACTION                                                             NORMAL FREQUENCY
    Establish strategic asset class allocation policy                  Annually
    Allocate daily cash flows using target proportions                 Daily
    Monitor model variances and, if necessary, rebalance               Daily
    Review/rebalance Portfolio allocations                             Quarterly
    Review asset (and sub-asset) class exposures/classifications       Annually



  The following are general policies that apply to the Portfolio and the underlying funds.

  CASH POSITION


  The Portfolio may temporarily increase its cash position under certain unusual circumstances, such as to protect its assets or maintain liquidity in certain circumstances, for example, to meet unusually large redemptions. The Portfolio's cash position may also increase temporarily due to unusually large cash inflows. Under unusual circumstances such as these, the Portfolio may invest up to 100% of its assets in cash or similar investments. In this case, the Portfolio may take positions that are inconsistent with its investment objective. As a result, the Portfolio may not achieve its investment objective. To the extent the Portfolio invests its uninvested cash through a sweep program, it is subject to the risks of the account or fund into which it is investing, including liquidity issues that may delay the Portfolio from accessing its cash.


  PORTFOLIO TURNOVER

  The Portfolio normally seeks long-term investment, although the Portfolio may sell shares of the underlying funds regardless of how long they have been held, subject to any redemption fees of the underlying funds. Portfolio turnover is affected by the optimization process, market conditions, changes in the size of the Portfolio, the nature of the Portfolio's investments, and the judgment of the portfolio manager. Changes are normally made in the Portfolio's holdings whenever the optimization process suggests a change or the portfolio manager believes such changes are desirable. Portfolio turnover rates are generally not a factor in making decisions regarding asset allocations among the underlying funds. The Portfolio's transactions in the underlying funds do not entail brokerage commissions, but may result in taxable capital gains and/or redemption fees.

RISKS OF THE PORTFOLIO


  You may experience volatility and lose money by investing in the Portfolio. The Portfolio intends to allocate assets among underlying funds that invest in stocks, bonds, and alternative strategy investments and may invest in money market instruments or cash/cash equivalents, while also making efforts to minimize risk exposure within the selection of investments in a variety of Janus funds. Janus Capital's allocation of the Portfolio's assets to certain asset classes, asset categories, and underlying funds may not be successful in achieving the Portfolio's objective. There is a risk that you may achieve lower returns by investing in the Portfolio instead of investing directly in the underlying funds. The Portfolio's returns are directly related to the aggregate performance and expenses of the underlying funds in which it invests. Certain of the underlying funds in which the Portfolio may invest have operated for shorter time periods and therefore have limited investment results, smaller asset bases, and estimated expense ratios. Investments by the Portfolio in such an underlying fund may increase the indirect expenses paid by the Portfolio and may result in the Portfolio not achieving its investment objective.


  There is additional risk for the Portfolio with respect to aggregation of holdings of underlying funds. The aggregation of holdings of underlying funds may result in the Portfolio indirectly having concentrated assets in a particular industry, geographical sector, or single company. Such indirect concentrated holdings may have the effect of increasing the volatility of the Portfolio's returns. The Portfolio does not control the investments of the underlying funds, and any indirect concentration occurs as a result of the underlying funds following their investment objectives.

  The Portfolio is an actively managed investment portfolio and is therefore subject to the risk that the investment strategies employed for the Portfolio may fail to produce the intended results.

  Janus Capital manages many funds and numerous other accounts. Management of multiple accounts may involve conflicts of interest among those accounts, and may create potential risks, such as the risk that investment activity in one account may adversely affect another account. For example, short sale activity in an account could adversely affect the market value of long positions in one or more other accounts (and vice versa). Because Janus Capital is the adviser to the Portfolio and the underlying funds, it is subject to certain potential conflicts of interest when allocating the assets of the Portfolio



12  Janus Aspen Series
  among underlying funds. The officers and Board of Trustees of the Portfolio may also serve as officers and Board of Trustees of the underlying funds. Conflicts may arise as the officers and Board of Trustees seek to fulfill their fiduciary responsibilities to both the Portfolio and the underlying funds. Purchases and redemptions of an underlying fund by the Portfolio due to reallocations or rebalancing may result in an underlying fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could accelerate the realization of taxable income if sales of securities resulted in gains and could also increase an underlying fund's transaction costs. Large redemptions by the Portfolio may cause an underlying fund's expense ratio to increase due to a resulting smaller asset base. A further discussion of potential conflicts of interest and a discussion of certain procedures intended to mitigate such potential conflicts are contained in the Portfolio's Statement of Additional Information ("SAI").


  The Portfolio invests in underlying funds that may invest substantially all of their assets in common stocks. The main risk associated with investing in those funds is the risk that the value of the stocks they hold might decrease in response to the activities of an individual company or in response to general market and/or economic conditions. If this occurs, an underlying fund's share price may also decrease.

  An underlying fund's performance may also be significantly affected, positively or negatively, by certain types of investments, such as foreign (non-U.S.) securities, derivative investments, exchange-traded funds, non-investment grade bonds ("junk bonds"), initial public offerings ("IPOs"), or securities of companies with relatively small market capitalizations. IPOs and other types of investments may have a magnified performance impact on an underlying fund with a small asset base. An underlying fund may not experience similar performance as its assets grow.

  The following information is designed to help you better understand some of the risks of investing in the Portfolio. The impact of the following risks on the Portfolio may vary depending on the Portfolio's investment allocation. The greater the Portfolio's allocation to an underlying fund or investment, the greater the Portfolio's exposure to the risks associated with that underlying fund or investment.

  BANK LOAN RISK. Certain underlying funds may invest in bank loans, which include floating rate securities. There are a number of risks associated with an investment in bank loans, including credit risk, interest rate risk, liquidity risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause an underlying fund to lose income or principal on a particular investment, which in turn could affect the underlying fund's returns, and you could lose money.



  CONCENTRATION RISK. An underlying fund may focus its investments in related industry groups. Because of this, companies in its portfolio may share common characteristics and react similarly to market developments. For example, many companies with a life science orientation are highly regulated and may be dependent upon certain types of technology. As a result, changes in government funding or subsidies, new or anticipated legislative changes, or technological advances could affect the value of such companies and, therefore, the underlying fund's NAV. In addition, an underlying fund that concentrates its assets in the real estate or real estate-related industry will be closely linked to performance of the real estate markets. Unanticipated economic, legal, cultural, political, or other developments may cause property values to decline, REIT prices may drop, and changes in federal or state tax laws may affect the value of the securities held by an underlying fund. Real estate-related companies are also generally sensitive to interest rates, cash flow of underlying real estate assets, supply and demand, and management skill and creditworthiness of the issuer. Such underlying funds' returns may be more volatile than those of less concentrated underlying funds.

  CREDIT RISK. A fundamental risk of an underlying fund's investments in debt securities, including floating rate loans, is credit risk, which is the risk that the borrower may default on obligations to pay principal or interest when due. Nonpayment by a borrower may affect the value of the security and may decrease an underlying fund's return. Because the value of a floating rate loan will be based in part on the credit quality of a borrower, the value of one or more securities held by an underlying fund can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. There is prepayment risk with investments in mortgage- and asset-backed securities and collateral related to such investments that may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.


  EMERGING MARKETS RISK. An underlying fund may invest in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the Morgan Stanley Capital International Emerging Markets Index(SM). To the extent that an underlying fund invests a significant amount of its assets in one or more countries, returns and NAV may be affected to a large degree by events and economic conditions in such countries. In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. The securities markets of many




                                   Principal investment strategies and risks  13
  of the countries in which an underlying fund may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for an underlying fund to obtain or to enforce a judgment against the issuers of such securities. An underlying fund may be subject to emerging markets risk to the extent that it invests in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets.

  FINANCIAL SERVICES AND MORTGAGE MARKETS RISK. With respect to collateral received in repurchase transactions or other investments, an underlying fund may have significant exposure to the financial services and mortgage markets. Such exposure, depending on market conditions, could have a negative impact on an underlying fund, including minimizing the value of any collateral.



  FOREIGN EXPOSURE RISK. Certain underlying funds may have significant exposure to foreign markets, including emerging markets, which can be more volatile than the U.S. markets. As a result, an underlying fund's returns and NAV may be affected to a large degree by fluctuations in currency exchange rates or political or economic conditions in a particular country. A market swing in one or more countries or regions where an underlying fund has invested a significant amount of its assets may have a greater effect on an underlying fund's performance than it would in a more geographically diversified portfolio. An underlying fund's investments in emerging market countries may involve risks greater than, or in addition to, the risks of investing in more developed countries.


  GROWTH SECURITIES RISK. Certain underlying funds invest in companies after assessing their growth potential. Securities of growth companies may be more volatile than other stocks. If a portfolio manager's perception of a company's growth potential is not realized, the securities purchased may not perform as expected, reducing the underlying fund's return. In addition, because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "growth" stocks may perform differently from the market as a whole and other types of securities.


  HIGH-YIELD/HIGH-RISK BOND RISK. Certain underlying funds (Janus Adviser High-Yield Fund and Janus High-Yield Fund) may invest without limit in higher-yielding/higher-risk bonds, and certain underlying funds will limit their investments in high-yield/high-risk bonds, also known as "junk" bonds, to 35% or less of their net assets. High-yield/high-risk bonds may be sensitive to economic changes, political changes, or adverse developments specific to the company that issued the bond. These bonds generally have a greater credit risk than other types of fixed-income securities and are typically in poor financial health. Because of these factors, the performance and NAV of an underlying fund may vary significantly, depending upon its holdings of high-yield/high-risk bonds.

  INDUSTRY RISK. Although the Portfolio does not concentrate its investments in specific industries, certain underlying funds may invest in companies related in such a way that they react similarly to certain specific industry pressures. For example, competition among technology companies may result in increasingly aggressive pricing of their products and services, which may affect the profitability of companies in an underlying fund's portfolio. In addition, because of the rapid pace of technological development, products or services developed by companies in an underlying fund's portfolio may become rapidly obsolete or have relatively short product cycles. As a result, such underlying funds' returns may be considerably more volatile than the returns of an underlying fund that does not invest in similarly related companies.



  INVESTMENT PROCESS RISK. The optimization process used by Janus Capital and the proprietary mathematical investment process used by INTECH, the subadviser to certain underlying funds, may not achieve the desired results. Additionally, the rebalancing techniques used by Janus Capital and INTECH may result in a higher portfolio turnover rate and related expenses compared to a "buy and hold" fund strategy. A higher portfolio turnover rate increases the likelihood of higher net taxable gains or losses for shareholders. There is a risk that if INTECH's method of identifying stocks with higher volatility than the benchmark index or its method of identifying stocks that tend to move in the same or opposite direction relative to each other (correlation) does not result in selecting stocks with continuing volatility or the expected correlation, the underlying fund may not outperform its benchmark index.

  LEVERAGE RISK. Leverage occurs when an underlying fund increases its assets available for investment through borrowings or similar transactions. In accordance with an underlying fund's investment policy, the underlying fund may engage in transactions that create leverage, including, but not limited to, borrowing money from banks to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), including for investment purposes, as well as engaging in the use of short sales. An underlying fund's use of leverage may result in risks and can magnify the effect of any gains or losses, causing the underlying fund to be more volatile than if it had not been leveraged. There is no assurance that a leveraging strategy will be successful.




14  Janus Aspen Series

  LONG/SHORT RISK. The value of an underlying fund's long portfolio may decrease if the value of an individual company or multiple companies in the portfolio decreases or if an underlying fund's portfolio managers are incorrect about their assessment of a company's intrinsic worth. The value of an underlying fund's long portfolio could also decrease if the stock market goes down, regardless of how well the businesses of individual companies in the portfolio perform. Conversely, the value of an underlying fund's short positions may decrease if the value of an individual company or multiple companies in the portfolio increases in value or if the stock market goes up, regardless of how well the businesses of individual companies in the portfolio perform. If the value of an underlying fund's portfolio decreases, the underlying fund's NAV will also decrease.


  NONDIVERSIFICATION RISK. Certain underlying funds are classified as nondiversified under the 1940 Act. As a result, an increase or decrease in the value of a single security may have a greater impact on an underlying fund's NAV and total return. Being nondiversified may also make an underlying fund more susceptible to financial, economic, political, or other developments that may impact a security. Although an underlying fund may ordinarily satisfy the requirements for a diversified fund and may have operated as diversified, its nondiversified classification gives the underlying fund's portfolio manager more flexibility to hold larger positions in a smaller number of securities than an underlying fund that is classified as diversified. An underlying fund's policy of concentrating its portfolio in a smaller number of holdings could result in more volatility in the underlying fund's share price.

  PORTFOLIO TURNOVER RISK. Increased portfolio turnover of underlying funds may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in the Portfolio's performance.


  REAL ESTATE RISK. Investments in certain underlying funds' shares represent an indirect investment in real estate-related securities owned by the underlying fund. The value of securities of issuers in the real estate industry, including REITs, is sensitive to changes in real estate values and rental income, property taxes, interest rates, tax and regulatory requirements, supply and demand, and the management skill and creditworthiness of the issuer. REITs that invest in real estate mortgages are also subject to prepayment risk. In addition to prepayment risk, investments in mortgage-backed securities comprised of subprime mortgages and investments in other asset-backed securities comprised of under-performing assets may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.


  SECURITIES LENDING RISK. An underlying fund may seek to earn additional income through lending its securities to certain qualified broker-dealers and institutions. When an underlying fund lends its securities, it receives collateral (including cash collateral), at least equal to the value of securities loaned. There is the risk that when portfolio securities are lent, the securities may not be returned on a timely basis, and the underlying fund may experience delays and costs in recovering the security or gaining access to the collateral. If the underlying fund is unable to recover a security on loan, the underlying fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the underlying fund.

  SHORT SALES RISK. Short sales are speculative transactions and involve special risks, including a greater reliance on the ability of an underlying fund's portfolio manager to accurately anticipate the future value of a security. An underlying fund will suffer a loss if it sells a security short and the value of the security rises rather than falls. An underlying fund's losses are potentially unlimited in a short sale transaction. The use of short sales may also cause an underlying fund to have higher expenses than those of other underlying funds. In addition, due to the investment process of long and short positions, an underlying fund may be subject to additional transaction costs that may lower the underlying fund's returns. An underlying fund's use of short sales may also have a leveraging effect on the underlying fund's portfolio.


  SMALL- AND MID-SIZED COMPANIES RISK. Due to certain underlying funds' investments in securities issued by small- and mid-sized companies, the underlying funds' NAV may fluctuate more than that of an underlying fund investing primarily in large companies. Small- and mid-sized companies' securities may pose greater market, liquidity, and information risks because of their narrow product lines, limited operating history, greater exposure to competitive threats, limited financial resources, limited trading markets, and the potential lack of management depth. Securities issued by small- and mid-sized companies tend to be more volatile than securities issued by larger or more established companies. As a result, these holdings tend to be less liquid than stocks of larger companies and could have a significant adverse effect on an underlying fund's returns, especially as market conditions change.


  VALUE INVESTING RISK. Certain underlying funds invest in "value" stocks. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, "value" stocks may perform differently from the market



                                   Principal investment strategies and risks  15
  as a whole and other types of stocks and can continue to be undervalued by the market for long periods of time. It is also possible that a value stock may never appreciate to the extent expected.




16  Janus Aspen Series

MANAGEMENT OF THE PORTFOLIO
--------------------------------------------------------------------------------


INVESTMENT ADVISER

  Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, is the investment adviser to the Portfolio and the underlying funds. Janus Capital is responsible for the day-to-day management of the Portfolio's investment portfolio, as well as the investment portfolios of certain underlying funds, and furnishes continuous advice and recommendations concerning the Portfolio's investments. Janus Capital also provides certain administrative and other services and is responsible for other business affairs of the Portfolio.

  Janus Capital (together with its predecessors) has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, acts as subadviser for a number of private-label mutual funds, and provides separate account advisory services for institutional accounts.

  Janus Capital furnishes certain administrative, compliance, and accounting services for the Portfolio and may be reimbursed by the Portfolio for its costs in providing those services. In addition, employees of Janus Capital and/or its affiliates serve as officers of the Trust, and Janus Capital provides office space for the Portfolio and pays the salaries, fees, and expenses of all Portfolio officers and those Trustees who are considered interested persons of Janus Capital. As of the date of this Prospectus, none of the members of the Board of Trustees ("Trustees") are "affiliated persons" of Janus Capital as that term is defined by the Investment Company Act of 1940, as amended (the "1940 Act").

MANAGEMENT EXPENSES

  The Portfolio pays Janus Capital an investment advisory fee and incurs expenses not assumed by Janus Capital, including any distribution and shareholder servicing fees (12b-1 fee), any transfer agent and custodian fees and expenses, legal and auditing fees, printing and mailing costs of sending reports and other information to existing shareholders, and Independent Trustees' fees and expenses. The Portfolio's investment advisory fee is calculated daily and paid monthly. The Portfolio's advisory agreement details the investment advisory fee and other expenses that the Portfolio must pay. Janus Capital also receives an investment advisory fee for managing the underlying funds. Refer to the underlying funds' prospectuses for specific information about investment advisory fees.



  The following table reflects the Portfolio's contractual investment advisory fee rate (expressed as an annual rate), as well as the actual investment advisory fee rate paid by the Portfolio to Janus Capital. The rate shown is a fixed rate based on the Portfolio's average daily net assets.

                                                                                                Actual Investment
                                               Average Daily     Contractual Investment         Advisory Fee (%)
                                                Net Assets         Advisory Fee(1) (%)     (for the fiscal year ended
  Portfolio Name                             of the Portfolio         (annual rate)            December 31, 2008)
---------------------------------------------------------------------------------------------------------------------
  MPC Portfolio                              All Asset Levels             0.07                        N/A(2)
---------------------------------------------------------------------------------------------------------------------


  (1) Janus Capital has agreed to limit the Portfolio's total operating expenses (excluding any expenses of an underlying fund (acquired fund fees and expenses), the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses) to a certain level until at least May 1, 2010. Application of the expense waiver and its effect on annual fund operating expenses is reflected in the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus, and additional information is included under "Expense Limitation" below. The waiver is not reflected in the contractual fee rate shown.
  (2) Since the Portfolio is new, no Actual Investment Advisory Fee information is available.


  A discussion regarding the basis for the Trustees' approval of the Portfolio's investment advisory agreement will be included in the Portfolio's next annual or semiannual report to shareholders, following such approval. You can request the Portfolio's annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The reports are also available, free of charge, at janus.com/info.


  EXPENSE LIMITATION

  Janus Capital has contractually agreed to waive the advisory fee payable by the Portfolio in an amount equal to the amount, if any, that the Portfolio's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any expenses of an underlying fund, the distribution and shareholder servicing fees, brokerage commissions, interest, dividends, taxes, and extraordinary expenses, exceed the annual rate shown below. For information about how the expense limit affects the total expenses of the Portfolio, see the Annual Fund Operating Expenses table in the "Fees and Expenses" section of this Prospectus. Janus Capital has agreed to continue such waiver until at least May 1, 2010.

                                                 Management of the Portfolio  17

  Mortality risk, expense risk, and other charges imposed by participating insurance companies are also excluded from the expense limitation noted.

  Portfolio Name                                                    Expense Limit Percentage (%)
------------------------------------------------------------------------------------------------
  MPC Portfolio                                                                 0.45
------------------------------------------------------------------------------------------------


SUBADVISERS OF CERTAIN UNDERLYING FUNDS

  INTECH INVESTMENT MANAGEMENT LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC) serves as subadviser to five of the underlying funds: Janus Adviser INTECH Risk-Managed Core Fund, Janus Adviser INTECH Risk-Managed Growth Fund, Janus Adviser INTECH Risk-Managed International Fund, Janus Adviser INTECH Risk-Managed Value Fund, and INTECH Risk-Managed Core Fund (together, the "Risk-Managed Funds"). INTECH, CityPlace Tower, 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, Florida 33401, also serves as investment adviser or subadviser to other U.S. registered and unregistered investment companies, offshore investment funds, and other institutional accounts and registered investment companies. As subadviser, INTECH provides day-to-day management of the investment operations of the underlying Risk-Managed Funds. Janus Capital owns approximately 90% of INTECH.


  PERKINS INVESTMENT MANAGEMENT LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC) serves as subadviser to the underlying Janus Adviser Perkins Large Cap Value Fund, Janus Adviser Perkins Mid Cap Value Fund, and Perkins Mid Cap Value Fund. Perkins, 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606, has been in the investment management business since 1984 and provides day-to-day management of the underlying Janus Adviser Perkins Large Cap Value Fund's, Janus Adviser Perkins Mid Cap Value Fund's, and Perkins Mid Cap Value Fund's portfolio operations, as well as other mutual funds and separate accounts. Janus Capital owns approximately 78% of Perkins.


INVESTMENT PERSONNEL

MODULAR PORTFOLIO CONSTRUCTION PORTFOLIO
--------------------------------------------------------------------------------

    DANIEL SCHERMAN, CFA, is Executive Vice President and Portfolio Manager of Modular Portfolio Construction Portfolio. Mr. Scherman has sole responsibility and authority on allocations to underlying funds, as well as oversight over the Portfolio's cash management. In fulfilling his Portfolio Manager duties, Mr. Scherman collaborates with the Asset Allocation Committee to suggest modifications to the optimization process, the categorization or weightings of underlying funds, or to substitute other underlying funds in order to emphasize and mitigate risk exposures that may arise as a result of the implementation of the allocations. Mr. Scherman is also Portfolio Manager of other Janus accounts. He joined Janus Capital in 2005 as Director of Risk and Trading. Prior to joining Janus Capital, Mr. Scherman served as Vice President, Senior Quantitative Analyst, and Portfolio Manager from 2001 to 2005 for Massachusetts Financial Services, where he also served as a Global Fixed Income Portfolio Manager and Currency Specialist from 1992 to 2001. Mr. Scherman holds a Bachelor's degree in Economics and History from Dartmouth College and a Master of Business Administration degree from Boston University. He holds the Chartered Financial Analyst designation.


  Information about the compensation structure, other accounts managed, and the range of ownership of securities for the portfolio manager is included in the SAI.




18  Janus Aspen Series

OTHER INFORMATION
--------------------------------------------------------------------------------


  CLASSES OF SHARES

  The Portfolio currently offers one class of shares, the Service Shares. The Shares are available only in connection with investment in and payments under variable insurance contracts, as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

  PENDING LEGAL MATTERS

  In the fall of 2003, the Securities and Exchange Commission ("SEC"), the Office of the New York State Attorney General ("NYAG"), the Colorado Attorney General ("COAG"), and the Colorado Division of Securities ("CDS") announced that they were investigating alleged frequent trading practices in the mutual fund industry. On August 18, 2004, Janus Capital announced that it had reached final settlements with the SEC, the NYAG, the COAG, and the CDS related to such regulators' investigations into Janus Capital's frequent trading arrangements.


  A number of civil lawsuits were brought against Janus Capital and certain of its affiliates, the Janus funds, and related entities and individuals based on allegations similar to those announced by the above regulators and were filed in several state and federal jurisdictions. Such lawsuits alleged a variety of theories for recovery including, but not limited to, the federal securities laws, other federal statutes (including ERISA), and various common law doctrines. The Judicial Panel on Multidistrict Litigation transferred these actions to the U.S. District Court for the District of Maryland (the "Court") for coordinated proceedings. On September 29, 2004, five consolidated amended complaints were filed with the Court, four of which still remain: (i) claims by a putative class of investors in certain Janus funds asserting claims on behalf of the investor class (Marini, et al. v. Janus Investment Fund, et al., U.S. District Court, District of Maryland, Case No. 04-CV-00497); (ii) derivative claims by investors in certain Janus funds ostensibly on behalf of such funds (Steinberg et al. v. Janus Capital Management, LLC et al., U.S. District Court, District of Maryland, Case No. 04-CV-00518); (iii) claims on behalf of participants in the Janus 401(k) plan (Wangberger v. Janus Capital Group Inc., 401(k) Advisory Committee, et al., U.S. District Court, District of Maryland, Case No. JFM-05-2711); and (iv) claims by a putative class of shareholders of Janus Capital Group Inc. ("JCGI") asserting claims on behalf of the shareholders (Wiggins, et al. v. Janus Capital Group Inc., et al., U.S. District Court, District of Maryland, Case No. 04-CV-00818). Each of the complaints initially named JCGI and/or Janus Capital as a defendant. In addition, the following were also named as defendants in one or more of the actions: Janus Investment Fund ("JIF"), Janus Aspen Series ("JAS"), Janus Adviser Series ("JAD"), Janus Distributors LLC, INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC), Bay Isle Financial LLC ("Bay Isle"), Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC), the Advisory Committee of the Janus 401(k) plan, and the current or former directors of JCGI.



  On August 25, 2005, the Court entered orders dismissing most of the claims asserted against Janus Capital and its affiliates by fund investors in the Marini and Steinberg cases (actions (i) and (ii) above) except certain claims under Section 10(b) of the Securities Exchange Act of 1934 and under Section 36(b) of the Investment Company Act of 1940, as amended (the "1940 Act"). On December 30, 2008, the Court granted partial summary judgment in Janus Capital's favor with respect to Plaintiffs' damage demand as it relates to what was categorized as "approved" market timing based on the Court's finding that there was no evidence that investors suffered damages that exceed the $50 million they are entitled to receive under the regulatory settlement. The Court did not grant summary judgment on the remaining causes of action and requested the parties to submit additional briefing with respect to what was categorized as "unapproved" market timing. Having completed the supplemental briefing, the parties are awaiting a ruling from the Court. On August 15, 2006, the Wangberger complaint in the 401(k) plan class action (action (iii) above) was dismissed by the Court with prejudice. The plaintiff appealed that dismissal decision to the United States Court of Appeals for the Fourth Circuit, which remanded the case back to the Court for further proceedings. Finally, a Motion to Dismiss the Wiggins suit (action (iv) above) was granted and the matter was dismissed in May 2007. Plaintiffs appealed that dismissal to the United States Court of Appeals for the Fourth Circuit where the appeal is pending.



  In addition to the lawsuits described above, the Auditor of the State of West Virginia ("Auditor"), in his capacity as securities commissioner, initiated administrative proceedings against many of the defendants in the market timing cases (including JCGI and Janus Capital) and, as a part of its relief, is seeking disgorgement and other monetary relief based on similar market timing allegations (In the Matter of Janus Capital Group Inc. et al., Before the Securities Commissioner, State of West Virginia, Summary Order No. 05-1320). In September 2006, JCGI and Janus Capital filed their answer to the Auditor's summary order instituting proceedings as well as a Motion to Discharge Order to Show Cause. This action is pending.



                                                           Other information  19

  During 2007, two lawsuits were filed against Janus Management Holdings Corporation ("Janus Holdings"), an affiliate of JCGI, by former Janus portfolio managers, alleging that Janus Holdings unilaterally implemented certain changes to compensation in violation of prior agreements (Edward Keely v. Janus Holdings, Denver District Court, Case No. 2007CV7366; Tom Malley v. Janus Holdings, Denver District Court, Case No. 2007CV10719). These complaints allege some or all of the following claims in addition to other allegations:
  (1) breach of contract; (2) willful and wanton breach of contract; (3) breach of good faith and fair dealing; and (4) estoppel. Janus Holdings filed Answers to these complaints denying any liability for these claims and intends to vigorously defend against the allegations.


  Additional lawsuits may be filed against certain of the Janus funds, Janus Capital, and related parties in the future. Janus Capital does not currently believe that these pending actions will materially affect its ability to continue providing services it has agreed to provide to the Janus funds.

  CONFLICTS OF INTEREST

  The Shares offered by this Prospectus are available only to variable annuity and variable life separate accounts of insurance companies that are unaffiliated with Janus Capital and to certain qualified retirement plans. Although the Portfolio does not currently anticipate any disadvantages to policy owners because the Portfolio offers its Shares to such entities, there is a possibility that a material conflict may arise. The Trustees monitor events in an effort to identify any disadvantages or material irreconcilable conflicts and to determine what action, if any, should be taken in response. If a material disadvantage or conflict is identified, the Trustees may require one or more insurance company separate accounts or qualified plans to withdraw its investments in the Portfolio or substitute Shares of another Portfolio. If this occurs, the Portfolio may be forced to sell its securities at disadvantageous prices. In addition, the Portfolio may refuse to sell its Shares to any separate account or qualified plan or may suspend or terminate the offering of the Portfolio's Shares if such action is required by law or regulatory authority or is in the best interests of that Portfolio's shareholders. It is possible that a qualified plan investing in the Portfolio could lose its qualified plan status under the Internal Revenue Code, which could have adverse tax consequences on insurance company separate accounts investing in the Portfolio. Janus Capital intends to monitor such qualified plans, and the Portfolio may discontinue sales to a qualified plan and require plan participants with existing investments in the Portfolio to redeem those investments if a plan loses (or in the opinion of Janus Capital is at risk of losing) its qualified plan status.

  DISTRIBUTION OF THE PORTFOLIO

  The Portfolio is distributed by Janus Distributors LLC, which is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org, or 1-800-289-9999.




20  Janus Aspen Series

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------


DISTRIBUTIONS

  To avoid taxation of the Portfolio, the Internal Revenue Code requires the Portfolio to distribute all or substantially all of its net investment income and any net capital gains realized on its investments at least annually. The Portfolio's income from certain dividends, interest, and any net realized short-term capital gains are paid to shareholders as ordinary income dividends. Net realized long-term capital gains are paid to shareholders as capital gains distributions, regardless of how long Shares of the Portfolio have been held. Distributions are made at the class level, so they may vary from class to class within a single Portfolio.

  DISTRIBUTION SCHEDULE

  Dividends for the Portfolio are normally declared and distributed in June and December. Capital gains are normally declared and distributed in June. However, in certain situations it may be necessary for the Portfolio to declare and distribute capital gains in December. If necessary, dividends and net capital gains may be distributed at other times as well.

  HOW DISTRIBUTIONS AFFECT THE PORTFOLIO'S NAV

  Distributions are paid to shareholders as of the record date of a distribution of the Portfolio, regardless of how long the Shares have been held. Undistributed dividends and net capital gains are included in the Portfolio's daily NAV. The share price of the Portfolio drops by the amount of the distribution, net of any subsequent market fluctuations. For example, assume that on December 31, the Portfolio declared a dividend in the amount of $0.25 per share. If the Portfolio's share price was $10.00 on December 30, the Portfolio's share price on December 31 would be $9.75, barring market fluctuations.

TAXES

  TAXES ON DISTRIBUTIONS

  Because Shares of the Portfolio may be purchased only through variable insurance contracts and qualified plans, it is anticipated that any income dividends or net capital gains distributions made by the Portfolio will be exempt from current federal income taxation if left to accumulate within the variable insurance contract or qualified plan. Generally, withdrawals from such contracts or plans may be subject to federal income tax at ordinary income rates and, if made before age 59 1/2, a 10% penalty tax may be imposed. The federal income tax status of your investment depends on the features of your qualified plan or variable insurance contract. Further information may be found in your plan documents or in the prospectus of the separate account offering such contract.


  The discussion above is generally based on the assumption that Shares of the Portfolio purchased through variable insurance contracts will be respected as owned by insurance company separate accounts. If this is not the case (for example, because the Internal Revenue Service finds an impermissible level of "investor control" over the investment options underlying the variable insurance contracts), the advantageous federal income tax treatment provided in respect of variable contracts under the Internal Revenue Code will no longer be available, and the person or persons determined to own the Portfolio Shares (which could include the variable insurance contract holder) will be currently taxed under the Internal Revenue Code on Portfolio distributions and on the gain on any redemption of Portfolio Shares. With respect to its investments in underlying funds that are available to the public and ETFs, the Portfolio has sought to obtain a private letter ruling from the Internal Revenue Service that such investments will not cause holders of variable insurance contracts to be treated as the owners of the Portfolio's Shares for federal income tax purposes. The private letter ruling, however, may not address any other facts or circumstances that might give rise to an investor control issue.


  TAXATION OF THE PORTFOLIO

  Dividends, interest, and some capital gains received by the Portfolio on foreign securities may be subject to foreign tax withholding or other foreign taxes. If the Portfolio is eligible, it may from year to year make the election permitted under Section 853 of the Internal Revenue Code to pass through such taxes to shareholders as a foreign tax credit. If such an election is not made, any foreign taxes paid or accrued will represent an expense to the Portfolio. The Portfolio does not expect to pay any federal income or excise taxes because it intends to meet certain requirements of the Internal Revenue Code, including the distribution each year of all its net investment income and net capital gains. In addition, because the Shares of the Portfolio are sold in connection with variable insurance contracts, the Portfolio intends to satisfy the diversification requirements applicable to insurance company separate accounts under the Internal Revenue Code.


                                                     Distributions and taxes  21

SHAREHOLDER'S GUIDE
--------------------------------------------------------------------------------


  Investors may not purchase or redeem shares of the Portfolio directly. Shares may be purchased or redeemed only through variable insurance contracts offered by the separate accounts of participating insurance companies or through qualified retirement plans. Certain Portfolios may not be available in connection with a particular contract, and certain contracts may limit allocations among the Portfolios. REFER TO THE PROSPECTUS FOR THE PARTICIPATING INSURANCE COMPANY'S SEPARATE ACCOUNT OR YOUR PLAN DOCUMENTS FOR INSTRUCTIONS ON PURCHASING OR SELLING OF VARIABLE INSURANCE CONTRACTS AND ON HOW TO SELECT SPECIFIC PORTFOLIOS AS INVESTMENT OPTIONS FOR A CONTRACT OR A QUALIFIED PLAN.

  With certain limited exceptions, the Portfolio is available only to U.S. citizens or residents.

PRICING OF PORTFOLIO SHARES

  The per share NAV for each class is computed by dividing the total value of assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares of the class. The Portfolio's NAV is calculated as of the close of the regular trading session of the New York Stock Exchange ("NYSE") (normally 4:00 p.m. New York time) each day that the NYSE is open ("business day"). However, the NAV may be calculated earlier if trading on the NYSE is restricted, or as permitted by the SEC. The value of the Portfolio's investment in an underlying fund is based upon the NAV of the underlying fund. The value of the Portfolio's holdings may change on days that are not business days in the United States and on which you will not be able to purchase or redeem the Portfolio's Shares.

  All purchases and redemptions will be duly processed at the NAV next calculated after your request is received in good order by the Portfolio or its agents. In order to receive a day's price, your order must be received in good order by the Portfolio or its agents by the close of the regular trading session of the NYSE. Your financial intermediary may charge you a separate or additional fee for processing purchases and redemptions of Shares.

  Securities held by the underlying funds are generally valued at market value. Certain short-term instruments maturing within 60 days or less are valued at amortized cost, which approximates market value. If a market quotation for a security is not readily available or is deemed unreliable, or if an event that is expected to affect the value of the security occurs after the close of the principal exchange or market on which the security is traded, and before the close of the NYSE, a fair value of the security (except for short-term instruments maturing within 60 days or less) will be determined in good faith under policies and procedures established by and under the supervision of the Portfolio's Board of Trustees. Such events include, but are not limited to:
  (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The underlying funds may use a systematic fair valuation model provided by an independent pricing service to value foreign equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with, among other things, thinly-traded domestic securities or fixed-income securities.

  Due to the subjective nature of fair value pricing, the value for a particular security of a non-money market underlying fund may be different from the last quoted market price. Fair value pricing may reduce arbitrage activity involving the frequent buying and selling of mutual fund shares by investors seeking to take advantage of a perceived lag between a change in the value of an underlying fund's portfolio securities and the reflection of such change in the Portfolio's NAV, as further described in the "Excessive Trading" section of this Prospectus. While underlying funds that invest in foreign securities may be at a greater risk for arbitrage activity, such activity may also arise in underlying funds which do not invest in foreign securities, for example, when trading in a security held by an underlying fund is halted and does not resume prior to the time the underlying fund calculates its NAV (referred to as "stale pricing"). Underlying funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that an underlying fund's valuation of a security is different from the security's market value, short-term arbitrage traders may dilute the NAV of the underlying fund, which negatively impacts long-term shareholders of the underlying fund. The Portfolio's fair value pricing and excessive trading policies and procedures may not completely eliminate short-term trading in certain omnibus accounts and other accounts traded through intermediaries.

  The prospectuses for the underlying funds in which the Portfolio invests explain the circumstances under which they use fair value pricing and the effects of using fair value pricing.

  All purchases, exchanges, redemptions, or other account activity must be processed through your financial intermediary or plan sponsor. Your financial intermediary or plan sponsor is responsible for promptly transmitting purchase, redemption,

22  Janus Aspen Series
  and other requests to the Portfolio under the arrangements made between your financial intermediary or plan sponsor and its customers.

  The Portfolio is not responsible for the failure of any financial intermediary or plan sponsor to carry out its obligations to its customers.

DISTRIBUTION AND SERVICE FEES

  DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

  Under a distribution and shareholder servicing plan (the "Plan") adopted in accordance with Rule 12b-1 under the 1940 Act, the Shares may pay Janus Distributors, the Trust's distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of the Shares of the Portfolio. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and services performed by such entities. Because 12b-1 fees are paid out of the Portfolio's assets on an ongoing basis, over time they will increase the cost of your investment and may cost you more than paying other types of sales charges.

PAYMENTS TO FINANCIAL INTERMEDIARIES BY JANUS CAPITAL OR ITS AFFILIATES


  From its own assets, Janus Capital or its affiliates may pay fees to selected insurance companies, qualified plan service providers or their affiliates, or other financial intermediaries that distribute, market, or promote the Portfolio or perform services for contract owners and plan participants. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.


  Janus Capital or its affiliates may pay fees, from their own assets, to selected insurance companies, qualified plan service providers, and other financial intermediaries for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid by the Janus funds for these types of services or other services.


  In addition, Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries, to raise awareness of the Portfolio. Such payments may be in addition to, or in lieu of, the fees described above. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.


  Participating insurance companies that purchase the Portfolio's Shares may perform certain administrative services relating to the Portfolio and Janus Capital, or the Portfolio may pay those companies for such services.


  The receipt of (or prospect of receiving) fees or reimbursements and other forms of compensation described above may provide a financial intermediary and its salespersons with an incentive to favor sales of Janus funds' shares over sales of other mutual funds (or non-mutual fund investments), or to favor sales of one class of Janus funds' shares over sales of another Janus funds' share class, with respect to which the financial intermediary does not receive such payments or receives them in a lower amount.


  The payment arrangements described above will not change the price a contract owner or plan participant pays for shares or the amount a Janus fund receives to invest on behalf of the contract owner or plan participant. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Portfolio and when considering which share class of the Portfolio is most appropriate for you. Please contact your insurance company or plan sponsor for details on such arrangements.

PURCHASES

  Purchases of Shares may be made only by the separate accounts of insurance companies for the purpose of funding variable insurance contracts or by qualified plans. Refer to the prospectus of the appropriate insurance company separate



                                                         Shareholder's guide  23
  account or your plan documents for information on how to invest in the Shares of the Portfolio. Participating insurance companies and certain other designated organizations are authorized to receive purchase orders on the Portfolio's behalf. As discussed under "Payments to financial intermediaries by Janus Capital or its affiliates," Janus Capital and its affiliates may make payments to selected insurance companies, qualified plan service providers, or other financial intermediaries that were instrumental in the acquisition of accounts in the Portfolio or that provide services in connection with investments in the Portfolio. You may wish to consider such arrangements when evaluating any recommendation of the Portfolio.


  The Portfolio reserves the right to reject any purchase order, including exchange purchases, for any reason. The Portfolio is not intended for excessive trading. For more information about the Portfolio's policy on excessive trading, refer to "Excessive Trading."

  The Portfolio may discontinue sales to a qualified plan and require plan participants with existing investments in the Shares to redeem those investments if the plan loses (or in the opinion of Janus Capital, is at risk of losing) its qualified plan status.

  In compliance with the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"), your insurance company or plan sponsor is required to verify certain information on your account application as part of its Anti-Money Laundering Program. You will be required to provide your full name, date of birth, social security number, and permanent street address to assist in verifying your identity. You may also be asked to provide documents that may help to establish your identity. Until verification of your identity is made, your insurance company or plan sponsor may temporarily limit additional share purchases. In addition, your insurance company or plan sponsor may close an account if they are unable to verify a shareholder's identity. Please contact your insurance company or plan sponsor if you need additional assistance when completing your application or additional information about the insurance company or plan sponsor's Anti-Money Laundering Program.

REDEMPTIONS

  Redemptions, like purchases, may be effected only through the separate accounts of participating insurance companies or through qualified plans. Please refer to the appropriate separate account prospectus or plan documents for details.

  Shares of any Portfolio may be redeemed on any business day on which the Portfolio's NAV is calculated. Redemptions are duly processed at the NAV next calculated after your redemption order is received in good order by the Portfolio or its agent. Redemption proceeds will normally be sent the business day following receipt of the redemption order.

  The Portfolio reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Portfolio to redeem its Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or
  (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

  REDEMPTIONS IN-KIND


  Shares normally will be redeemed for cash, although the Portfolio retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a portfolio, by delivery of securities selected from its assets at its discretion. However, the Portfolio is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Portfolio will have the option of redeeming the excess in cash or in-kind. In-kind payment means payment will be made in portfolio securities rather than cash. If this occurs, the redeeming shareholder might incur brokerage or other transaction costs to convert the securities to cash.


EXCESSIVE TRADING

  EXCESSIVE TRADING POLICIES AND PROCEDURES


  The Trustees have adopted policies and procedures with respect to short-term and excessive trading of Portfolio shares ("excessive trading"). The Portfolio is intended for long-term investment purposes only, and the Portfolio will take




24  Janus Aspen Series
  reasonable steps to attempt to detect and deter short-term and excessive trading. Transactions placed in violation of the Portfolio's excessive trading policies may be cancelled or revoked by the Portfolio by the next business day following receipt by the Portfolio. The trading history of accounts determined to be under common ownership or control within any of the Janus funds may be considered in enforcing these policies and procedures. As described below, however, the Portfolio may not be able to identify all instances of excessive trading or completely eliminate the possibility of excessive trading. In particular, it may be difficult to identify excessive trading in certain omnibus accounts and other accounts traded through intermediaries. By their nature, omnibus accounts, in which purchases and redemptions of the Portfolio's shares by multiple investors are aggregated by the intermediary and presented to the Portfolio on a net basis, may effectively conceal the identity of individual investors and their transactions from the Portfolio and its agents. This makes the elimination of excessive trading in the accounts impractical without the assistance of the intermediary.


  The Janus funds attempt to deter excessive trading through at least the following methods:


  - trade monitoring;


  - fair valuation of securities as described under "Pricing of Portfolio Shares;" and

  - redemption fees (where applicable on certain classes of certain funds).




  Generally, a purchase and redemption of Shares from the same Portfolio within 90 calendar days (i.e., "round trip") may result in enforcement of the Portfolio's excessive trading policies and procedures with respect to future purchase orders, provided that the Portfolio reserves the right to reject any purchase request as explained above.



  The Portfolios monitor for patterns of shareholder frequent trading and may suspend or permanently terminate the exchange privilege of any investor who makes more than one round trip in a Portfolio over a 90-day period, and may bar future purchases into the Portfolio or other Portfolios by such investor. The Portfolio's excessive trading policies generally do not apply to (i) a money market fund, although money market funds at all times reserve the right to reject any purchase request (including exchange purchases) for any reason without prior notice, and (ii) transactions in the Janus funds by a Janus "fund of funds," which is a fund that primarily invests in other Janus mutual funds.


  The Portfolio's Trustees may approve from time to time a redemption fee to be imposed by any Janus fund, subject to 60 days' notice to shareholders of that fund.

  Investors who place transactions through the same financial intermediary on an omnibus basis may be deemed part of a group for the purpose of the Portfolio's excessive trading policies and procedures and may be rejected in whole or in part by the Portfolio. The Portfolio, however, cannot always identify or reasonably detect excessive trading that may be facilitated by financial intermediaries or made difficult to identify through the use of omnibus accounts by those intermediaries that transmit purchase, exchange, and redemption orders to the Portfolio, and thus the Portfolio may have difficulty curtailing such activity. Transactions accepted by a financial intermediary in violation of the Portfolio's excessive trading policies may be cancelled or revoked by the Portfolio by the next business day following receipt by the Portfolio.


  In an attempt to detect and deter excessive trading in omnibus accounts, the Portfolio or its agents may require intermediaries to impose restrictions on the trading activity of accounts traded through those intermediaries. Such restrictions may include, but are not limited to, requiring that trades be placed by U.S. mail, prohibiting future purchases by investors who have recently redeemed Portfolio shares, requiring intermediaries to report information about customers who purchase and redeem large amounts, and similar restrictions. The Portfolio's ability to impose such restrictions with respect to accounts traded through particular intermediaries may vary depending on the systems capabilities, applicable contractual and legal restrictions, and cooperation of those intermediaries.


  Certain transactions in Portfolio shares, such as periodic rebalancing (no more frequently than quarterly) or those which are made pursuant to systematic purchase, exchange, or redemption programs generally do not raise excessive trading concerns and normally do not require application of the Portfolio's methods to detect and deter excessive trading.

  The Portfolio also reserves the right to reject any purchase request (including exchange purchases) by any investor or group of investors for any reason without prior notice, including, in particular, if the trading activity in the account(s) is deemed to be disruptive to the Portfolio. For example, the Portfolio may refuse a purchase order if the Portfolio's portfolio manager believes he would be unable to invest the money effectively in accordance with the Portfolio's investment policies or the Portfolio would otherwise be adversely affected due to the size of the transaction, frequency of trading, or other factors.




                                                         Shareholder's guide  25

  The Portfolio's policies and procedures regarding excessive trading may be modified at any time by the Portfolio's Board of Trustees.

  EXCESSIVE TRADING RISKS

  Excessive trading may present risks to the Portfolio's long-term shareholders. Excessive trading into and out of the Portfolio may disrupt portfolio investment strategies, may create taxable gains to remaining Portfolio shareholders, and may increase Portfolio expenses, all of which may negatively impact investment returns for all remaining shareholders, including long-term shareholders.

  Underlying funds that invest in foreign securities may be at a greater risk for excessive trading. Investors may attempt to take advantage of anticipated price movements in securities held by an underlying fund, which, in turn, may be held by the Portfolio, based on events occurring after the close of a foreign market that may not be reflected in the fund's NAV (referred to as "price arbitrage"). Such arbitrage opportunities may also arise in underlying funds which do not invest in foreign securities, for example, when trading in a security held by an underlying fund is halted and does not resume prior to the time the underlying fund calculates its NAV (referred to as "stale pricing"). Underlying funds that hold thinly-traded securities, such as certain small-capitalization securities, may be subject to attempted use of arbitrage techniques. To the extent that the underlying fund's valuation of a security differs from the security's market value, short-term arbitrage traders may dilute the NAV of an underlying fund or the Portfolio, which negatively impacts long-term shareholders. Although the underlying funds have adopted fair valuation policies and procedures intended to reduce the underlying fund's exposure to price arbitrage, stale pricing, and other potential pricing inefficiencies, under such circumstances there is potential for short-term arbitrage trades to dilute the value of shares held by the underlying fund.

  Although the Portfolio takes steps to detect and deter excessive trading pursuant to the policies and procedures described in this Prospectus and approved by the Board of Trustees, there is no assurance that these policies and procedures will be effective in limiting excessive trading in all circumstances. For example, the Portfolio may be unable to completely eliminate the possibility of excessive trading in certain omnibus accounts and other accounts traded through intermediaries. Omnibus accounts may effectively conceal the identity of individual investors and their transactions from the Portfolio and its agents. This makes the Portfolio's identification of excessive trading transactions in the Portfolio through an omnibus account difficult and makes the elimination of excessive trading in the account impractical without the assistance of the intermediary. Although the Portfolio encourages intermediaries to take necessary actions to detect and deter excessive trading, some intermediaries may be unable or unwilling to do so, and accordingly, the Portfolio cannot eliminate completely the possibility of excessive trading. Shareholders that invest through an omnibus account should be aware that they may be subject to the policies and procedures of their financial intermediary with respect to excessive trading in the Portfolio.

AVAILABILITY OF PORTFOLIO HOLDINGS INFORMATION

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.


  - FULL HOLDINGS. The Portfolio is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Characteristics tab of the Portfolio at janus.com/info.



  - TOP HOLDINGS. The Portfolio's top portfolio holdings, in order of position size and as a percentage of the Portfolio's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.





26  Janus Aspen Series

  - OTHER INFORMATION. The Portfolio may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.

    Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Portfolios disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds. Under extraordinary circumstances, exceptions to the Mutual Fund Holdings Disclosure Policies and Procedures may be made by Janus Capital's Chief Investment Officer(s) or their delegates. Such exceptions may be made without prior notice to shareholders. A summary of the Portfolio's portfolio holdings disclosure policies and procedures, which includes a discussion of any exceptions, is contained in the Portfolio's SAI.

SHAREHOLDER COMMUNICATIONS

  Your insurance company or plan sponsor is responsible for providing annual and semiannual reports, including the financial statements of the Portfolio that you have authorized for investment. These reports show the Portfolio's investments and the market value of such investments, as well as other information about the Portfolio and its operations. Please contact your insurance company or plan sponsor to obtain these reports. The Trust's fiscal year ends December 31.




                                                         Shareholder's guide  27

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


  No financial highlights are presented for the Portfolio since the Portfolio is new.


28  Janus Aspen Series

APPENDIX A
--------------------------------------------------------------------------------



INVESTMENT OBJECTIVES AND STRATEGIES OF THE UNDERLYING FUNDS




  The following information provides a brief description of the investment objectives and strategies of each of the underlying funds that are available within the various asset classes. Additional details are available in the underlying funds' prospectuses. The Trustees of the underlying funds may change the investment objective or strategies of the underlying funds at any time without notice to Portfolio Shareholders.

  The Portfolio may allocate assets to all or some of these underlying funds when rebalancing the Portfolio's investments. At the discretion of Janus Capital and without shareholder notice, the Portfolio may invest in additional Janus funds established in the future.

  POTENTIAL UNDERLYING FUNDS INVESTING PRIMARILY IN EQUITY SECURITIES


  BALANCED PORTFOLIO - INSTITUTIONAL SHARES, JANUS ADVISER BALANCED FUND, and JANUS BALANCED FUND seek long-term capital growth, consistent with preservation of capital and balanced by current income. Each fund pursues its investment objective by normally investing 50-60% of its assets in equity securities selected primarily for their growth potential and 40-50% of its assets in securities selected primarily for their income potential. Each fund normally invests at least 25% of its assets in fixed-income senior securities.



  ENTERPRISE PORTFOLIO - INSTITUTIONAL SHARES and JANUS ENTERPRISE FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential and normally invests at least 50% of its equity assets in medium-sized companies. Medium-sized companies are those whose market capitalization falls within the range of companies in the Russell Midcap(R) Growth Index. The market capitalizations within the index will vary, but as of December 31, 2008, they ranged from approximately $24 million to $14.9 billion.



  FORTY PORTFOLIO - INSTITUTIONAL SHARES and JANUS ADVISER FORTY FUND seek long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-40 common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.


  GLOBAL LIFE SCIENCES PORTFOLIO - INSTITUTIONAL SHARES and JANUS GLOBAL LIFE SCIENCES FUND seek long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes have a life science orientation. Generally speaking, the "life sciences" relate to maintaining or improving quality of life. The fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. As a fundamental policy, the fund normally invests at least 25% of its total assets in the "life sciences" sector, which may include companies in the following industries: health care; pharmaceuticals; agriculture; cosmetics/personal care; and biotechnology. The fund may have significant exposure to emerging markets.

  GLOBAL TECHNOLOGY PORTFOLIO and JANUS GLOBAL TECHNOLOGY FUND seek long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in securities of companies that the portfolio manager believes will benefit significantly from advances or improvements in technology. These companies generally fall into two categories: (i) companies that the portfolio manager believes have or will develop products, processes, or services that will provide significant technological advancements or improvements and (ii) companies that the portfolio manager believes rely extensively on technology in connection with their operations or services. The fund implements this policy by investing primarily in equity securities of U.S. and foreign companies selected for their growth potential. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets.


  GROWTH AND INCOME PORTFOLIO - INSTITUTIONAL SHARES, JANUS ADVISER GROWTH AND INCOME FUND, and JANUS GROWTH AND INCOME FUND seek long-term capital growth and current income. Each fund pursues its investment objective by normally emphasizing investments in common stocks. Each fund will normally invest up to 75% of its assets in equity securities selected primarily for their growth potential and at least 25% of its assets in securities the portfolio manager believes have income potential. Eligible equity securities in which each fund may invest include: (i) domestic and foreign common stocks; (ii) preferred stocks; (iii) securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures; and (iv) other securities with equity characteristics.



                                                                  Appendix A  29

  INTECH RISK-MANAGED CORE FUND and JANUS ADVISER INTECH RISK-MANAGED CORE FUND seek long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund's benchmark index, which is the S&P 500(R) Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.


  JANUS ADVISER CONTRARIAN FUND, and JANUS CONTRARIAN FUND seek long-term growth of capital. Each fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities with the potential for long-term growth of capital. The portfolio manager emphasizes investments in companies with attractive price/free cash flow, which is the relationship between the price of a stock and the company's available cash from operations minus capital expenditures. The portfolio manager will typically seek attractively valued companies that are improving their free cash flow and returns on invested capital. Such companies may also include special situations companies that are experiencing management changes and/or are currently out of favor.





  JANUS GLOBAL RESEARCH FUND seeks long-term growth of capital. Each fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. Each fund may invest in companies of any size located anywhere in the world, from larger, well-established companies to smaller, emerging growth companies. Each fund normally invests at least 40% of its net assets in securities of issuers from different countries located throughout the world, excluding the United States. Each fund may have significant exposure to emerging markets.



  JANUS ADVISER INTECH RISK-MANAGED GROWTH FUND seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund's benchmark index, which is the Russell 1000(R) Growth Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.



  JANUS ADVISER INTECH RISK-MANAGED INTERNATIONAL FUND seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the Fund's benchmark index, which is the Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.



  JANUS ADVISER INTECH RISK-MANAGED VALUE FUND seeks long-term growth of capital. The fund invests primarily in common stocks from the universe of the fund's benchmark index, which is the Russell 1000(R) Value Index. Stocks are selected for their potential contribution to the long-term growth of capital, utilizing INTECH's mathematical investment process.



  JANUS ADVISER INTERNATIONAL EQUITY FUND seeks long-term growth of capital. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities. The fund normally invests in a core group of 50-70 equity securities of issuers from different countries located throughout the world, excluding the United States. The fund may, under unusual circumstances, invest all of its assets in a single country. The fund may invest in emerging markets but will normally limit such investments to 15% of its net assets, measured at the time of purchase. Within the parameters of its specific investment policies, the fund may invest in foreign equity and debt securities.



  JANUS ADVISER INTERNATIONAL FORTY FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 30-50 foreign equity securities selected for their growth potential. The fund normally invests in issuers from several different countries located throughout the world, excluding the United States. Although the fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. The fund may have significant exposure to emerging markets. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.



  JANUS ADVISER LARGE CAP GROWTH FUND seeks long-term growth of capital in a manner consistent with the preservation of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in common stocks of large-sized companies. Large-sized companies are those whose market capitalization falls within the range of companies in the Russell 1000(R) Index at the time of purchase. The market capitalizations within the index will vary, but as of December 31, 2008, they ranged from approximately $24 million to $421.8 billion.



  JANUS ADVISER MID CAP GROWTH FUND seeks long-term growth of capital. The fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of mid-sized companies whose market capitalization falls, at the time of purchase, in the 12-month average of the capitalization range of the Russell Midcap(R) Growth Index. Market capitalization is a commonly used measure of the size and value of a company. The




30  Janus Aspen Series
  market capitalizations within the index will vary, but as of December 31, 2008, they ranged from approximately $24 million to $14.9 billion.



  JANUS ADVISER ORION FUND and JANUS ORION FUND seek long-term growth of capital. Each fund pursues its investment objective by normally investing primarily in a core group of 20-30 domestic and foreign common stocks selected for their growth potential. Each fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies. As of December 31, 2008, Janus Adviser Orion Fund held stocks of 46 companies. Of these holdings, 30 comprised approximately 80.8% of the fund's holdings. As of December 31, 2008, Janus Orion Fund held stocks of 44 companies. Of these holdings, 30 comprised approximately 81.8% of the fund's holdings. Please refer to "Availability of Portfolio Holdings Information" in this Prospectus to learn how to access the most recent holdings information.



  JANUS ADVISER PERKINS LARGE CAP VALUE FUND seeks capital appreciation. The fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. The fund primarily invests in the common stocks of large-sized companies whose stock prices the portfolio managers believe to be undervalued. The Fund invests, under normal circumstances, at least 80% of its assets in equity securities of companies having, at the time of purchase, market capitalizations equal to or greater than the median market capitalization of companies included in the Russell 1000(R) Value Index. The market capitalizations within the index will vary, but as of December 31, 2008, they ranged from approximately $24 million to $421.8 billion, and the median market capitalization was $2.8 billion.



  JANUS ADVISER PERKINS MID CAP VALUE FUND, JANUS ASPEN PERKINS MID CAP VALUE PORTFOLIO - INSTITUTIONAL SHARES and PERKINS MID CAP VALUE FUND seek capital appreciation. Each fund pursues its investment objective by investing primarily in common stocks selected for their capital appreciation potential. Each fund primarily invests in the common stocks of midsized companies whose stock prices the portfolio managers believe to be undervalued. Each fund invests, under normal circumstances, at least 80% of its assets in equity securities of companies whose market capitalization falls, at the time of purchase, within the 12-month average of the capitalization range of the Russell Midcap(R) Value Index. This average is updated monthly. The market capitalizations within the index will vary, but as of December 31, 2008, they ranged from approximately $24 million to $13.8 billion.





  JANUS ADVISER SMALL-MID GROWTH FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund invests, under normal circumstances, at least 80% of its net assets in equity securities of small- and medium-sized companies. Generally, small- and medium-sized companies have a market capitalization of less than $10 billion. Market capitalization is a commonly used measure of the size and value of a company.



  JANUS FUND AND JANUS PORTFOLIO - INSTITUTIONAL SHARES seek long-term growth of capital in a manner consistent with the preservation of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. Although the fund may invest in companies of any size, it generally invests in larger, more established companies. As of December 31, 2008, the fund's weighted average market capitalization was $52.1 billion.


  JANUS GLOBAL OPPORTUNITIES FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world with the potential for long-term growth of capital. The fund normally invests in issuers from several different countries, which may include the United States. The fund may, under unusual circumstances, invest in a single country. The fund may have significant exposure to emerging markets.

  JANUS RESEARCH FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. The fund may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

  JANUS TRITON FUND seeks long-term growth of capital. The fund pursues its investment objective by investing primarily in common stocks selected for their growth potential. In pursuing that objective, the fund invests in equity securities of small- and medium-sized companies. Generally, small- and medium-sized companies have a market capitalization of less than $10 billion. Market capitalization is a commonly used measure of the size and value of a company.

  JANUS TWENTY FUND seeks long-term growth of capital. The fund pursues its investment objective by normally investing primarily in a core group of 20-30 common stocks selected for their growth potential.




                                                                  Appendix A  31

  JANUS VENTURE FUND seeks capital appreciation. The fund pursues its investment objective by investing at least 50% of its equity assets in small-sized companies. Small-sized companies are those who have market capitalizations of less than $1 billion or annual gross revenues of less than $500 million. Companies whose capitalization or revenues fall outside these ranges after the fund's initial purchase continue to be considered small-sized. The fund may also invest in larger companies with strong growth potential or relatively well-known and large companies with potential for capital appreciation.


  OVERSEAS PORTFOLIO - INSTITUTIONAL SHARES, JANUS ADVISER INTERNATIONAL GROWTH FUND and JANUS OVERSEAS FUND seek long-term growth of capital. Each fund invests, under normal circumstances, at least 80% of its net assets in securities of issuers from countries outside of the United States. Each fund normally invests in securities of issuers from several different countries, excluding the United States. Although each fund intends to invest substantially all of its assets in issuers located outside the United States, it may at times invest in U.S. issuers, and it may, under unusual circumstances, invest all of its assets in a single country. Each fund may have significant exposure to emerging markets.



  RESEARCH CORE PORTFOLIO - INSTITUTIONAL SHARES, JANUS ADVISER RESEARCH CORE FUND and JANUS RESEARCH CORE FUND seek long-term growth of capital. Each fund pursues its investment objective by investing primarily in equity securities selected for their growth potential. Eligible equity securities in which each fund may invest include: (i) domestic and foreign common stocks; (ii) preferred stocks; (iii) securities convertible into common stocks or preferred stocks, such as convertible preferred stocks, bonds, and debentures; and (iv) other securities with equity characteristics (including the use of derivatives). Each fund may invest in companies of any size.



  WORLDWIDE PORTFOLIO - INSTITUTIONAL SHARES, JANUS ADVISER WORLDWIDE FUND and JANUS WORLDWIDE FUND seek long-term growth of capital in a manner consistent with the preservation of capital. Each fund pursues its investment objective by investing primarily in common stocks of companies of any size located throughout the world. Each fund normally invests in issuers from several different countries, including the United States. Each fund may, under unusual circumstances, invest in a single country. Each fund may have significant exposure to emerging markets.


  POTENTIAL UNDERLYING FUNDS INVESTING PRIMARILY IN FIXED-INCOME SECURITIES


  FLEXIBLE BOND PORTFOLIO - INSTITUTIONAL SHARES, JANUS ADVISER FLEXIBLE BOND FUND and JANUS FLEXIBLE BOND FUND seek to obtain maximum total return, consistent with preservation of capital. Each fund pursues its investment objective by primarily investing, under normal circumstances, at least 80% of its assets in bonds. Bonds include, but are not limited to, government bonds, corporate bonds, convertible bonds, mortgage-backed securities, and zero-coupon bonds. Each fund will invest at least 65% of its assets in investment grade debt securities and will maintain an average-weighted effective maturity of five to ten years. Each fund will limit its investment in high-yield/high-risk bonds to 35% or less of its net assets. Each fund generates total return from a combination of current income and capital appreciation, but income is usually the dominant portion.



  JANUS ADVISER HIGH-YIELD FUND and JANUS HIGH-YIELD FUND seek to obtain high current income. Capital appreciation is a secondary investment objective when consistent with its primary objective. Each fund pursues its investment objectives by investing, under normal circumstances, at least 80% of its net assets in high-yield/high-risk securities rated below investment grade. Securities rated below investment grade may include their unrated equivalents or other high-yielding securities the portfolio managers believe offer attractive risk/ return characteristics. Each fund may at times invest all of its assets in such securities.


  JANUS SHORT-TERM BOND FUND seeks as high a level of current income as is consistent with preservation of capital. The fund invests, under normal circumstances, at least 80% of its net assets in short- and intermediate-term securities such as corporate bonds or notes or government securities, including agency securities. The fund may invest up to 35% of its net assets in high-yield/high risk bonds. The fund expects to maintain an average-weighted effective maturity of three years or less under normal circumstances.

  POTENTIAL UNDERLYING FUNDS PRIMARILY UTILIZING ALTERNATIVE STRATEGIES


  JANUS ADVISER GLOBAL REAL ESTATE FUND seeks total return through a combination of capital appreciation and current income. The fund invests, under normal circumstances, at least 80% of its net assets plus the amount of any borrowings for investment purposes in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, preferred stocks, and other equity securities, including, but not limited to, real estate investment trusts ("REITs") and similar REIT-like




32  Janus Aspen Series
  entities. As a fundamental policy, the fund will concentrate 25% or more of its net assets in securities of issuers in real estate or real estate-related industries. The fund's investment in companies engaged in businesses outside the real estate industry which possess significant real estate holdings will be deemed to be in the real estate industry for purposes of the fund's investment objective and its policy on industry concentration. The fund expects under normal market conditions to maintain investments in issuers from several different developed countries, including the United States. Under unusual circumstances, the fund may invest all of its assets in a single country. The fund may invest in emerging markets but will normally limit such investments to 15% of its net assets, measured at the time of purchase. Within the parameters of its specific investment policies, the fund may invest in foreign equity and debt securities.


  JANUS ADVISER LONG/SHORT FUND seeks strong absolute risk-adjusted returns over a full market cycle. Under normal circumstances, the fund generally pursues its investment objective by taking both long and short positions in domestic and foreign equity securities, including those in emerging markets. The fund's portfolio managers believe that a combination of long and short positions may provide positive returns regardless of market conditions through a complete market cycle and may offer reduced risk. In choosing both long and short positions, the portfolio managers utilize fundamental research. In other words, the fund's portfolio managers look at companies one at a time to determine if a company is an attractive investment opportunity and if it is consistent with the fund's investment policies.







                                                                  Appendix A  33

GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------


  This glossary provides a more detailed description of some of the types of securities, investment strategies, and other instruments in which the underlying funds may invest. The underlying funds and, in some instances, the Portfolio may invest in these instruments to the extent permitted by their investment objectives and policies. The underlying funds are not limited by this discussion and may invest in any other types of instruments not precluded by the policies discussed elsewhere in this Prospectus.

I. EQUITY AND DEBT SECURITIES

  BANK LOANS include institutionally-traded floating and fixed-rate debt securities generally acquired as a participation interest in or assignment of a loan originated by a lender or financial institution. Assignments and participations involve credit, interest rate, and liquidity risk. Interest rates on floating rate securities adjust with interest rate changes and/or issuer credit quality. If an underlying fund purchases a participation interest, it may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender. Additional risks are involved in purchasing assignments. If a loan is foreclosed, an underlying fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. The underlying fund could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated. An underlying fund may have difficulty trading assignments and participations to third parties or selling such securities in secondary markets, which in turn may affect the underlying fund's NAV.

  BONDS are debt securities issued by a company, municipality, government, or government agency. The issuer of a bond is required to pay the holder the amount of the loan (or par value of the bond) at a specified maturity and to make scheduled interest payments.

  COMMERCIAL PAPER is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations, and other borrowers to investors seeking to invest idle cash. An underlying fund may purchase commercial paper issued in private placements under Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act").

  COMMON STOCKS are equity securities representing shares of ownership in a company and usually carry voting rights and earn dividends. Unlike preferred stock, dividends on common stock are not fixed but are declared at the discretion of the issuer's board of directors.

  CONVERTIBLE SECURITIES are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

  DEBT SECURITIES are securities representing money borrowed that must be repaid at a later date. Such securities have specific maturities and usually a specific rate of interest or an original purchase discount.

  DEPOSITARY RECEIPTS are receipts for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. Receipts include those issued by domestic banks (American Depositary Receipts), foreign banks (Global or European Depositary Receipts), and broker-dealers (depositary shares).

  EQUITY SECURITIES generally include domestic and foreign common stocks; preferred stocks; securities convertible into common stocks or preferred stocks; warrants to purchase common or preferred stocks; and other securities with equity characteristics.

  EXCHANGE-TRADED FUNDS are index-based investment companies which hold substantially all of their assets in securities with equity characteristics. As a shareholder of another investment company, the Portfolio or an underlying fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Portfolio and underlying fund bear directly in connection with their own operations.

  FIXED-INCOME SECURITIES are securities that pay a specified rate of return. The term generally includes short- and long-term government, corporate, and municipal obligations that pay a specified rate of interest, dividends, or coupons for a specified period of time. Coupon and dividend rates may be fixed for the life of the issue or, in the case of adjustable and floating rate securities, for a shorter period.

  HIGH-YIELD/HIGH-RISK BONDS are bonds that are rated below investment grade by the primary rating agencies (i.e., BB+ or lower by Standard & Poor's and Fitch, or Ba or lower by Moody's). Other terms commonly used to describe such bonds include "lower rated bonds," "non-investment grade bonds," and "junk bonds."


34  Janus Aspen Series

  MORTGAGE- AND ASSET-BACKED SECURITIES are shares in a pool of mortgages or other debt instruments. These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis. These securities involve prepayment risk, which is the risk that the underlying mortgages or other debt may be refinanced or paid off prior to their maturities during periods of declining interest rates. In that case, an underlying fund may have to reinvest the proceeds from the securities at a lower rate. Potential market gains on a security subject to prepayment risk may be more limited than potential market gains on a comparable security that is not subject to prepayment risk.

  MORTGAGE DOLLAR ROLLS are transactions in which an underlying fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed as a collateralized borrowing in which an underlying fund pledges a mortgage-related security to a dealer to obtain cash.

  MUNICIPAL SECURITIES are bonds or notes issued by a U.S. state or political subdivision. A municipal security may be a general obligation backed by the full faith and credit (i.e., the borrowing and taxing power) of a municipality or a revenue obligation paid out of the revenues of a designated project, facility, or revenue source.

  PASS-THROUGH SECURITIES are shares or certificates of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer.

  PASSIVE FOREIGN INVESTMENT COMPANIES (PFICS) are any foreign corporations which generate certain amounts of passive income or hold certain amounts of assets for the production of passive income. Passive income includes dividends, interest, royalties, rents, and annuities. To avoid taxes and interest that an underlying fund must pay if these investments are profitable, the underlying fund may make various elections permitted by the tax laws. These elections could require that an underlying fund recognize taxable income, which in turn must be distributed, before the securities are sold and before cash is received to pay the distributions.

  PAY-IN-KIND BONDS are debt securities that normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

  PREFERRED STOCKS are equity securities that generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stock generally does not carry voting rights.

  REAL ESTATE INVESTMENT TRUST (REIT) is an investment trust that operates through the pooled capital of many investors who buy its shares. Investments are in direct ownership of either income property or mortgage loans.

  RULE 144A SECURITIES are securities that are not registered for sale to the general public under the 1933 Act, but that may be resold to certain institutional investors.

  STANDBY COMMITMENT is a right to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement, and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STEP COUPON BONDS are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par, or whether to extend it until the next payment date at the new coupon rate.

  STRIP BONDS are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bond. This investment structure is commonly used as a means of enhancing a security's liquidity.

  U.S. GOVERNMENT SECURITIES include direct obligations of the U.S. Government that are supported by its full faith and credit. Treasury bills have initial maturities of less than one year, Treasury notes have initial maturities of one to ten years, and Treasury bonds may be issued with any maturity but generally have maturities of at least ten years. U.S. Government



                                                Glossary of investment terms  35
  securities also include indirect obligations of the U.S. Government that are issued by federal agencies and government sponsored entities. Unlike Treasury securities, agency securities generally are not backed by the full faith and credit of the U.S. Government. Some agency securities are supported by the right of the issuer to borrow from the Treasury, others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations, and others are supported only by the credit of the sponsoring agency.

  VARIABLE AND FLOATING RATE SECURITIES have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates.

  WARRANTS are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of years or indefinitely.

  ZERO COUPON BONDS are debt securities that do not pay regular interest at regular intervals, but are issued at a discount from face value. The discount approximates the total amount of interest the security will accrue from the date of issuance to maturity. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities.

II. FUTURES, OPTIONS, AND OTHER DERIVATIVES

  CREDIT DEFAULT SWAPS are a specific kind of counterparty agreement that allows the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments.

  EQUITY-LINKED STRUCTURED NOTES are derivative securities which are specially designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form. The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions. Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form. An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities. There is no guaranteed return of principal with these securities, and the appreciation potential of these securities may be limited by a maximum payment or call right. In certain cases, equity-linked notes may be more volatile and less liquid than less complex securities or other types of fixed-income securities. Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

  EQUITY SWAPS involve the exchange by two parties of future cash flow (e.g., one cash flow based on a referenced interest rate and the other based on the performance of stock or a stock index).

  FORWARD CONTRACTS are contracts to purchase or sell a specified amount of a financial instrument for an agreed upon price at a specified time. Forward contracts are not currently exchange-traded and are typically negotiated on an individual basis. The Portfolio or an underlying fund may enter into forward currency contracts for investment purposes or to hedge against declines in the value of securities denominated in, or whose value is tied to, a currency other than the U.S. dollar or to reduce the impact of currency appreciation on purchases of such securities. It may also enter into forward contracts to purchase or sell securities or other financial indices.

  FUTURES CONTRACTS are contracts that obligate the buyer to receive and the seller to deliver an instrument or money at a specified price on a specified date. The Portfolio or an underlying fund may buy and sell futures contracts on foreign currencies, securities, and financial indices including indices of U.S. Government, foreign government, equity, or fixed-income securities. An underlying fund may also buy options on futures contracts. An option on a futures contract gives the buyer the right, but not the obligation, to buy or sell a futures contract at a specified price on or before a specified date. Futures contracts and options on futures are standardized and traded on designated exchanges.

  INDEXED/STRUCTURED SECURITIES are typically short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices, or other financial indicators. Such securities may be positively or negatively indexed (e.g., their value may increase or decrease if the reference index or instrument appreciates). Indexed/ structured securities may have return characteristics similar to direct investments in the underlying instruments and may be more volatile than the underlying instruments. The Portfolio or an underlying fund bears the market risk of an investment in the underlying instruments, as well as the credit risk of the issuer.




36  Janus Aspen Series

  INTEREST RATE SWAPS involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments).

  INVERSE FLOATERS are debt instruments whose interest rate bears an inverse relationship to the interest rate on another instrument or index. For example, upon reset, the interest rate payable on the inverse floater may go down when the underlying index has risen. Certain inverse floaters may have an interest rate reset mechanism that multiplies the effects of change in the underlying index. Such mechanism may increase the volatility of the security's market value.

  OPTIONS are the right, but not the obligation, to buy or sell a specified amount of securities or other assets on or before a fixed date at a predetermined price. The Portfolio or an underlying fund may purchase and write put and call options on securities, securities indices, and foreign currencies. The Portfolio or an underlying fund may purchase or write such options individually or in combination.

  PARTICIPATORY NOTES are derivative securities which are linked to the performance of an underlying Indian security and which allow investors to gain market exposure to Indian securities without trading directly in the local Indian market.

  TOTAL RETURN SWAPS involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period.

III. OTHER INVESTMENTS, STRATEGIES, AND/OR TECHNIQUES


  CASH SWEEP PROGRAM is an arrangement in which a Portfolio's uninvested cash balance is used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles at the end of each day.


  INDUSTRY CONCENTRATION for purposes under the 1940 Act, is the investment of more than 25% of an underlying fund's total assets in an industry or group of industries.

  MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. It is computed by multiplying the current market price of a share of the company's stock by the total number of its shares outstanding. Market capitalization is an important investment criterion for certain underlying funds, while others do not emphasize investments in companies of any particular size.

  NONDIVERSIFICATION is a classification given to a fund under the 1940 Act. Portfolios (and/or underlying funds) are classified as either "diversified" or "nondiversified." To be classified as "diversified" under the 1940 Act, a fund may not, with respect to 75% of its total assets, invest more than 5% of its total assets in any issuer and may not own more than 10% of the outstanding voting securities of an issuer. A fund that is classified under the 1940 Act as "nondiversified," on the other hand, is not subject to the same restrictions and therefore has the flexibility to take larger positions in a smaller number of issuers than a fund that is classified as "diversified." This gives a "nondiversified" fund more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of a fund but also may increase the risk of a fund.

  REPURCHASE AGREEMENTS involve the purchase of a security by an underlying fund and a simultaneous agreement by the seller (generally a bank or dealer) to repurchase the security from the underlying fund at a specified date or upon demand. This technique offers a method of earning income on idle cash. These securities involve the risk that the seller will fail to repurchase the security, as agreed. In that case, an underlying fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security.

  REVERSE REPURCHASE AGREEMENTS involve the sale of a security by an underlying fund to another party (generally a bank or dealer) in return for cash and an agreement by the underlying fund to buy the security back at a specified price and time. This technique will be used primarily to provide cash to satisfy unusually high redemption requests, or for other temporary or emergency purposes.

  SHORT SALES in which an underlying fund may engage may be either "short sales against the box" or other short sales. Short sales against the box involve selling short a security that the Portfolio or an underlying fund owns, or the underlying fund has the right to obtain the amount of the security sold short at a specified date in the future. The Portfolio or an underlying fund may also enter into a short sale to hedge against anticipated declines in the market price of a security or to reduce portfolio volatility. If the value of a security sold short increases prior to the scheduled delivery date, the underlying fund loses the opportunity to participate in the gain. For short sales, the Portfolio or the underlying fund will incur a loss if the value of a security increases during this period because it will be paying more for the security than it



                                                Glossary of investment terms  37
  has received from the purchaser in the short sale. If the price declines during this period, the Portfolio or an underlying fund will realize a short-term capital gain. Although the Portfolio or an underlying fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, its potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security.

  WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS generally involve the purchase of a security with payment and delivery at some time in the future - i.e., beyond normal settlement. An underlying fund does not earn interest on such securities until settlement and bears the risk of market value fluctuations in between the purchase and settlement dates. New issues of stocks and bonds, private placements, and U.S. Government securities may be sold in this manner.




38  Janus Aspen Series

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                                                                              39

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40

                       This page intentionally left blank.

                   You can make inquiries and request other information, including a Statement of Additional Information, annual report, or semiannual report (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, or by contacting a Janus representative at 1-877-335-2687. The Portfolio's Statement of Additional Information and most recent annual and semiannual reports are also available, free of charge, at janus.com/info. Additional information about the Portfolio's investments is available in the Portfolio's annual and semiannual reports. In the Portfolio's annual and semiannual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal period. Other information is also available from financial intermediaries that sell Shares of the Portfolio.


                   The Statement of Additional Information
                   provides detailed information about the
                   Portfolio and is incorporated into this
                   Prospectus by reference. You may review
                   and copy information about the Portfolio
                   (including the Portfolio's Statement of
                   Additional Information) at the Public
                   Reference Room of the SEC or get text only copies, after paying a duplicating fee, by sending an electronic request by e-mail to publicinfo@sec.gov or by writing to or calling the Public Reference Room, Washington, D.C. 20549-0102 (1-202-942-
                   8090). Information on the operation of the Public Reference Room may also be obtained by calling this number. You may also obtain reports and other information about the Portfolio from the Electronic Data Gathering Analysis and Retrieval (EDGAR) Database on the SEC's website at http://www.sec.gov.

                                  (JANUS LOGO)


                               janus.com/info


                               151 Detroit Street
                               Denver, CO 80206-4805
                               1-800-525-0020

             The Trust's Investment Company Act File No. is 811-7736

                            May 1, 2009



                            BOND
                              Flexible Bond Portfolio

                            GROWTH & CORE

                              Balanced Portfolio
                              Enterprise Portfolio
                                 (formerly named Mid Cap Growth Portfolio)
                              Forty Portfolio
                              Growth and Income Portfolio
                              Janus Portfolio
                                 (formerly named Large Cap Growth Portfolio)
                              Research Core Portfolio
                                 (formerly named Fundamental Equity Portfolio)
                            INTERNATIONAL & GLOBAL
                              Overseas Portfolio
                                 (formerly named International Growth Portfolio)
                              Worldwide Portfolio
                                 (formerly named Worldwide Growth Portfolio)
                            SPECIALTY EQUITY
                              Global Life Sciences Portfolio
                              Global Technology Portfolio
                            VALUE
                              Janus Aspen Perkins Mid Cap Value Portfolio
                                 (formerly named Mid Cap Value Portfolio)




                               JANUS ASPEN SERIES
                              INSTITUTIONAL SHARES

                       Statement of Additional Information



    This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectuses for the Institutional Shares (the "Shares") of the Portfolios listed above, each of which is a separate series of Janus Aspen Series, a Delaware statutory trust (the "Trust"). Each of these series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. The Shares are sold under the name of "Janus Aspen Series". Janus Capital Management LLC ("Janus Capital") is the investment adviser of each Portfolio. In addition, a subadviser is responsible for the day-to-day operations of Mid Cap Value Portfolio. The name changes for Enterprise Portfolio, Janus Portfolio, Research Core Portfolio, Overseas Portfolio, and Worldwide Portfolio were effective May 1, 2009. The name change for Janus Aspen Perkins Mid Cap Value Portfolio was effective December 31, 2008.

    Shares of the Portfolios may be purchased only by separate accounts of insurance companies for the purpose of funding variable life insurance policies and variable annuity contracts (collectively, "variable insurance contracts") and by certain qualified retirement plans. Certain Portfolios also offer one or two additional classes of shares to certain qualified plans or separate accounts of insurance companies.


    This SAI is not a Prospectus and should be read in conjunction with the Portfolios' Prospectuses dated May 1, 2009, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from your insurance company or plan sponsor, or by contacting a Janus representative at 1-877-335-2687. This SAI contains additional and more detailed information about the Portfolios' operations and activities than the Prospectuses. The Annual and Semiannual Reports, which contain important financial information about the Portfolios, are incorporated by reference into this SAI and are also available, without charge, from your plan sponsor, or other financial intermediary, at janus.com/info, or by contacting a Janus representative at 1-877-335-2687.

(JANUS LOGO)

TABLE OF CONTENTS
--------------------------------------------------------------------------------




Classification, Investment Policies and Restrictions, and Investment
Strategies and Risks..........................................................     2

Investment Adviser and Subadviser.............................................    31

Custodian, Transfer Agent, and Certain Affiliations...........................    44

Portfolio Transactions and Brokerage..........................................    45

Trustees and Officers.........................................................    49

Shares of the Trust...........................................................    62
  Net Asset Value Determination...............................................    62
  Purchases...................................................................    62
  Redemptions.................................................................    63

Income Dividends, Capital Gains Distributions, and Tax Status.................    64

Principal Shareholders........................................................    65

Miscellaneous Information.....................................................    68
  Shares of the Trust.........................................................    68
  Shareholder Meetings........................................................    68
  Voting Rights...............................................................    68
  Independent Registered Public Accounting Firm...............................    69
  Registration Statement......................................................    69

Financial Statements..........................................................    70

Appendix A....................................................................    71
  Explanation of Rating Categories............................................    71

CLASSIFICATION, INVESTMENT POLICIES AND RESTRICTIONS,
AND INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


JANUS ASPEN SERIES

  This Statement of Additional Information includes information about 12 series of the Trust. Each Portfolio is a series of the Trust, an open-end, management investment company.

  EQUITY PORTFOLIOS. Balanced Portfolio, Enterprise Portfolio, Forty Portfolio, Growth and Income Portfolio, Janus Portfolio, Research Core Portfolio, Overseas Portfolio, Worldwide Portfolio, Global Life Sciences Portfolio, Global Technology Portfolio, and Janus Aspen Perkins Mid Cap Value Portfolio are referred to collectively in this SAI as the "Equity Portfolios."

  BOND PORTFOLIO. Flexible Bond Portfolio is referred to in this SAI as the "Bond Portfolio."

CLASSIFICATION

  The Investment Company Act of 1940, as amended ("1940 Act"), classifies mutual funds as either diversified or nondiversified. Forty Portfolio is classified as nondiversified. Flexible Bond Portfolio, Balanced Portfolio, Enterprise Portfolio, Growth and Income Portfolio, Janus Portfolio, Research Core Portfolio, Overseas Portfolio, Worldwide Portfolio, Global Life Sciences Portfolio, Global Technology Portfolio, and Janus Aspen Perkins Mid Cap Value Portfolio are classified as diversified.

SUBADVISER

  PORTFOLIO SUBADVISED BY PERKINS. Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC) is the investment subadviser for Janus Aspen Perkins Mid Cap Value Portfolio ("Mid Cap Value Portfolio").

INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO ALL PORTFOLIOS

  The Portfolios are subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or a particular Portfolio or particular class of shares if a matter affects just that Portfolio or that class of shares) or
  (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Portfolio or class of shares) are present or represented by proxy. The following policies are fundamental policies of the Portfolios. Unless otherwise noted, each of these policies applies to each Portfolio, except policies (1) and (2), which apply only to the Portfolios specifically listed in those policies.

  (1) With respect to 75% of its total assets, Flexible Bond Portfolio, Balanced Portfolio, Enterprise Portfolio, Growth and Income Portfolio, Janus Portfolio, Research Core Portfolio, Overseas Portfolio, Worldwide Portfolio, Global Life Sciences Portfolio, Global Technology Portfolio, and Mid Cap Value Portfolio may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities, or repurchase agreements collateralized by U.S. Government securities, and securities of other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Portfolio's total assets taken at market value to be invested in the securities of such issuer or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio.

  Each Portfolio may not:

  (2) Invest 25% or more of the value of its total assets in any particular industry (other than U.S. Government securities). Except that Global Life Sciences Portfolio may invest 25% or more of the value of its total assets, in aggregate, in the following industry groups: health care, pharmaceuticals, agriculture, cosmetics/personal care, and biotechnology.

  (3) Invest directly in real estate or interests in real estate; however, each Portfolio may own debt or equity securities issued by companies engaged in those businesses.

  (4) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent each Portfolio from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

  (5) Lend any security or make any other loan if, as a result, more than one-third of a Portfolio's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).

  (6) Act as an underwriter of securities issued by others, except to the extent that a Portfolio may be deemed an underwriter in connection with the disposition of its portfolio securities.

  (7) Borrow money except that each Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Portfolio's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions or futures, options, swaps, or forward transactions. The Portfolios may not issue "senior securities" in contravention of the 1940 Act.

  As a fundamental policy, each Portfolio may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as such Portfolio.

  The Board of Trustees ("Trustees") has adopted additional investment restrictions for the Portfolios. These restrictions are operating policies of the Portfolios and may be changed by the Trustees without shareholder approval. The additional restrictions adopted by the Trustees to date include the following:

  (1) If a Portfolio is an approved underlying fund in a Janus fund of funds, the Portfolio may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1).

  (2) The Portfolios may sell securities short if they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor ("short sales against the box"). In addition, each Portfolio may engage in short sales other than against the box, which involve selling a security that a Portfolio borrows and does not own. The total market value of all of a Portfolio's short sales other than against the box positions will not exceed 10% of its net assets. Transactions in futures, options, swaps, and forward contracts are not deemed to constitute selling securities short.

  (3) The Portfolios do not intend to purchase securities on margin, except that the Portfolios may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions involving short sales, futures, options, swaps, forward contracts, and other permitted investment techniques shall not be deemed to constitute purchasing securities on margin.

  (4) A Portfolio may not mortgage or pledge any securities owned or held by such Portfolio in amounts that exceed, in the aggregate, 15% of that Portfolio's net asset value ("NAV"), provided that this limitation does not apply to: reverse repurchase agreements; deposits of assets to margin; guarantee positions in futures, options, swaps, or forward contracts; or the segregation of assets in connection with such contracts.

  (5) The Portfolios do not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of their respective net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Portfolios' investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for: securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities"), or any successor to such rule; Section 4(2) commercial paper; and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

  (6) The Portfolios may not invest in companies for the purpose of exercising control of management.

  Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), each Portfolio may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. A Portfolio will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. A Portfolio will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional borrowing costs.

  For the purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.

  For purposes of each Portfolio's policies on investing in particular industries, the Portfolios will rely primarily on industry or industry group classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single class are materially different, the Portfolios may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT POLICIES APPLICABLE TO CERTAIN PORTFOLIOS

  BALANCED PORTFOLIO. As an operational policy, at least 25% of the assets of Balanced Portfolio will normally be invested in fixed-income senior securities.

  GLOBAL LIFE SCIENCES PORTFOLIO. As a fundamental policy, Global Life Sciences Portfolio will normally invest at least 25% of its total assets, in the aggregate, in the following industry groups: health care, pharmaceuticals, agriculture, cosmetics/personal care, and biotechnology. The Portfolio does not have a policy to concentrate in any industry other than those listed above.

INVESTMENT STRATEGIES AND RISKS

Diversification

  Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A portfolio that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a portfolio that is classified as "diversified." This gives a portfolio which is classified as nondiversified more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of the portfolio. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of a portfolio which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable portfolio which is classified as diversified. This fluctuation, if significant, may affect the performance of a portfolio.

Cash Position

  As discussed in the Prospectuses, a Portfolio's cash position may temporarily increase under various circumstances. Securities that the Portfolios may invest in as a means of receiving a return on idle cash include domestic or foreign currency denominated commercial paper, certificates of deposit, repurchase agreements, or other short-term debt obligations. These securities may include U.S. and foreign short-term cash instruments. Each Portfolio may also invest in money market funds, including funds managed by Janus Capital. (Refer to "Investment Company Securities.")

Illiquid Investments

  Each Portfolio may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). The Trustees have authorized Janus Capital to make liquidity determinations with respect to certain securities, including Rule 144A Securities, commercial paper, and municipal lease obligations purchased by the Portfolios. Under the guidelines established by the Trustees, Janus Capital will consider the following factors: (i) the frequency of trades and quoted prices for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. In the case of commercial paper, Janus Capital will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization ("NRSRO"). Investments in Rule 144A Securities could have the effect of increasing the level of the Portfolio's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Certain securities previously deemed liquid may become illiquid in any subsequent assessment of the foregoing factors or other changes affecting the security. Foreign securities that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market are not restricted under the Portfolios' liquidity procedures if traded in that market. Such securities will be treated as "restricted" if traded in the United States because foreign securities are not registered for sale under the U.S. Securities Act of 1933, as amended (the "1933 Act").

  If illiquid securities exceed 15% of a Portfolio's net assets after the time of purchase, the Portfolio will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the portfolio managers and/or investment personnel may not be able to dispose of them in a timely manner. As a result, the Portfolio may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the NAV of a Portfolio to decline.

  Each Portfolio may invest up to 5% of its total assets in venture capital investments measured at the time of an investment. A later increase or decrease in this percentage resulting from changes in values of assets will not constitute a violation of such limitation. Each Portfolio may make an initial investment of up to 0.5% of a Portfolio's total assets in any one venture capital company. A Portfolio may not invest in aggregate more than 1% of its total assets, measured at the time of the subsequent purchase, in any one venture capital company.

  Venture capital investments are investments in new and early stage companies whose securities are not publicly traded. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that can result in substantial losses. The Portfolios may not be able to sell such investments when the portfolio managers and/or investment personnel deem it appropriate to do so due to restrictions on their sale. In addition, the Portfolios may be forced to sell their venture capital investments at less than fair market value. Where venture capital investments must be registered prior to their sale, the Portfolios may be obligated to pay all or part of the registration expenses. Any of these situations may result in a decrease in a Portfolio's NAV.

Securities Lending

  Under procedures adopted by the Trustees, the Portfolios may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. The Portfolios do not have the right to vote on securities while they are being lent; however, the Portfolios may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in non-affiliated money market funds or other accounts.

Foreign Securities

  Within the parameters of its specific investment policies, each Portfolio may invest in foreign securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Portfolio's performance may depend on factors other than the performance of a particular company. These factors include:

  CURRENCY RISK. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

  REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Portfolio's ability to buy and sell emerging market securities in a timely manner, affecting the Portfolio's investment strategies and potentially affecting the value of the Portfolio.

  TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.


  EMERGING MARKETS. Within the parameters of their specific investment policies, the Portfolios, particularly Overseas Portfolio, Worldwide Portfolio, Global Life Sciences Portfolio, and Global Technology Portfolio, may invest their assets in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the Morgan Stanley Capital International ("MSCI") Emerging Markets Index(SM). Investing in emerging markets involves certain risks not typically associated with investing in the United States and imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on a Portfolio's investments. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. The securities markets of many of the countries in which the Portfolios may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Portfolios to obtain or to enforce a judgment against the issuers of such securities. In addition, there may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of an investment in such securities. The Portfolios may be subject to emerging markets risk to the extent that they invest in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets. A summary of each Portfolio's investments by country is contained in the Portfolios' shareholder reports and Form N-Q reports, which are filed with the SEC.


Short Sales

  Each Portfolio may engage in "short sales against the box." This technique involves either selling short a security that a Portfolio owns, or selling short a security that a Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

  Each Portfolio may also engage in other short sales. A Portfolio may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security's market purchase price will be less than its borrowing price. In a short sale transaction, a Portfolio sells a security it does not own to a purchaser at a specified price. To complete a short sale, the Portfolio must:
  (i) borrow the security to deliver it to the purchaser and (ii) buy that same security in the market to return it to the lender. Short sales involve the same fundamental risk as short sales against the box, as described in the previous paragraph. In addition, the Portfolio may incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security, and the Portfolio may realize a gain if the security declines in price between those same dates. Although a Portfolio's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. To borrow the security, the Portfolio may also be required to pay a premium, which would increase the cost of the security sold.

  The Portfolios may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that the borrowed securities be returned to it on short notice, and a Portfolio may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, it is more likely that a Portfolio will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.

  Until a Portfolio closes its short position or replaces the borrowed security, the Portfolio may designate liquid assets it owns (other than the short sale proceeds) as segregated assets to the books of the broker and/or its custodian in an amount equal to its obligation to purchase the securities sold short, as required by the 1940 Act. The amount segregated in this manner is expected to be increased or decreased each business day equal to the change in market value of the Portfolio's obligation to purchase the security sold short. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. If the lending broker requires the Portfolio to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Portfolio is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim other than the obligation that is being covered. A Portfolio believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at an exercise price that covers the obligation), or by the Portfolio's segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the Portfolio's borrowing restrictions. This requirement to segregate assets limits a Portfolio's leveraging of its investments and the related risk of losses from leveraging. A Portfolio also is required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker. The total market value of all of a Portfolio's short sale positions will not exceed 10% of its net assets.

Zero Coupon, Step Coupon, and Pay-In-Kind Securities

  Within the parameters of its specific investment policies, each Portfolio may invest up to 10% (without limit for Flexible Bond Portfolio) of its net assets in zero coupon, step coupon, and pay-in-kind securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par or whether to extend it until the next payment date at the new coupon rate. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For the purposes of any Portfolio's restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

  Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and the regulations thereunder, a Portfolio must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Portfolio will not receive cash payments on a current basis with respect to accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years that Portfolio may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Internal Revenue Code. A Portfolio may obtain such cash from selling other portfolio holdings, which may cause that Portfolio to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Portfolio expenses could be allocated and to reduce the rate of return for that Portfolio. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Portfolio to sell the securities at the time.

  Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Pass-Through Securities

  The Portfolios may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities, credit-linked trust certificates, traded custody receipts, and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Portfolios. The most common type of pass-through securities are mortgage-backed securities. Government National Mortgage Association ("Ginnie Mae") Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Portfolio will generally purchase "modified pass-through" Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

  The Federal Home Loan Mortgage Corporation ("Freddie Mac") issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by Freddie Mac as to timely payment of principal and interest, but it is not guaranteed by the full faith and credit of the U.S. Government.

  The Federal National Mortgage Association ("Fannie Mae") issues guaranteed mortgage pass-through certificates ("Fannie Mae Certificates"). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest, but it is not guaranteed by the full faith and credit of the U.S. Government.

  On September 7, 2008, the Federal Housing Finance Agency ("FHFA"), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae and Freddie Mac's assets, and placing them in a sound and solvent condition. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. The effect that the FHFA's conservatorship will have on Fannie Mae and Freddie Mac's debt and equities is unclear.

  Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Portfolios), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. The portfolio managers and/or investment personnel will consider estimated prepayment rates in calculating the average-weighted maturity of a Portfolio. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Portfolio might be converted to cash, and the Portfolio will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Portfolio's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

  The Portfolios' investments in mortgage-backed securities may be backed by subprime mortgages. Subprime mortgages are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. Investments in mortgage-backed securities comprised of subprime mortgages may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

  Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies, or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. The market for tax-exempt, asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.

  The Portfolios also may invest in pass-through securities, which are interests evidencing direct ownership of a pool of debt securities. Holders of the interests are entitled to receive distributions of interest, principal, and other payments on each of the underlying debt securities (less expenses), and in some cases distributions of the underlying debt securities. The underlying debt securities have a specified maturity but are subject to prepayment risk because if an issuer prepays the principal, a Portfolio may have additional cash to invest at a time when prevailing interest rates have declined and reinvestment of such additional funds is made at a lower rate. The value of the underlying debt securities may change due to changes in market interest rates. If interest rates rise, the value of the underlying debt securities, and therefore the value of the pass-through security, may decline. If the underlying debt securities are high-yield securities, the risks associated with high-yield/high-risk securities discussed in this SAI and in the Portfolios' Prospectuses may apply.

Investment Company Securities


  From time to time, the Portfolios may invest in securities of other investment companies, subject to the provisions of the 1940 Act and any applicable SEC exemptive orders. Section 12(d)(1) of the 1940 Act prohibits a Portfolio from acquiring: (i) more than 3% of another investment company's voting stock; (ii) securities of another investment company with a value in excess of 5% of a Portfolio's total assets; or (iii) securities of such other investment company and all other investment companies owned by a Portfolio having a value in excess of 10% of the Portfolio's total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to a Portfolio if, after the sale: (i) the Portfolio owns more than 3% of the other investment company's voting stock or (ii) the Portfolio and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. If a Portfolio is an approved underlying fund in a Janus fund of funds, the Portfolio may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1). The Portfolios may invest their cash holdings in affiliated or non-affiliated money market funds as part of a cash sweep program. The Portfolios may purchase unlimited shares of affiliated or non-affiliated money market funds and of other funds managed by Janus Capital, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder and/or an SEC exemptive order. To the extent the Portfolios invest in money market funds or other funds, the Portfolios will be subject to the same risks that investors experience when investing in such other funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity by affiliated or non-affiliated shareholders in such other funds. Additionally, as the adviser to the Portfolios and the money market funds or other funds or investment vehicles in which the Portfolios may invest, Janus Capital has an inherent conflict of interest because it has fiduciary duties to both the Portfolios and the money market funds and other funds.


  Investment companies may include index-based investments such as exchange-traded funds ("ETFs"), which hold substantially all of their assets in investments representing specific indices. The main risk of investing in index-based investments is the same as investing in a portfolio of investments comprising the index. As a shareholder of another investment company, a Portfolio would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operation. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio investments and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index. Some ETFs have obtained exemptive orders permitting other investment companies, such as the Portfolios, to acquire their securities in excess of the limits of the 1940 Act.

Depositary Receipts

  Each Portfolio may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Portfolios may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

  Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the Portfolios' Prospectuses.

U.S. Government Securities

  To the extent permitted by its investment objective and policies, each Portfolio, particularly Flexible Bond Portfolio and Balanced Portfolio, may invest in U.S. Government securities. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies, and its instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which a Portfolio may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, and Ginnie Mae. In addition, U.S. Government securities in which a Portfolio may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the Federal Farm Credit Bank, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks, and the Student Loan Marketing Association ("Sallie Mae") are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the Portfolios must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.

Municipal Obligations

  The Portfolios may invest in municipal obligations issued by states, territories, and possessions of the United States and the District of Columbia. The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable a Portfolio to demand payment on short notice from the issuer or a financial intermediary.




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Other Income-Producing Securities

  Other types of income-producing securities that the Portfolios may purchase include, but are not limited to, the following types of securities:


  INVERSE FLOATERS. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. A Portfolio will not invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Portfolio could lose money, or its NAV could decline by the use of inverse floaters.


  STANDBY COMMITMENTS. Standby commitments are the rights to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STRIP BONDS. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bonds. This investment structure is commonly used as a means of enhancing a security's liquidity.

  The Portfolios will purchase standby commitments, tender option bonds, and instruments with demand features primarily for the purpose of increasing the liquidity of their portfolio holdings.

  VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

  In order to most effectively use these investments, the portfolio managers and/or investment personnel must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the portfolio managers and/or investment personnel incorrectly forecast such movements, a Portfolio could be adversely affected by the use of variable or floating rate obligations.

Real Estate Investment Trusts ("REITs")

  Within the parameters of its specific investment policies, each Portfolio may invest in REITs. REITs are sometimes informally characterized as equity REITs, mortgage REITs, and hybrid REITs. Investment in REITs may subject a Portfolio to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition, and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent, and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a Portfolio's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and prepayment may diminish the yield on securities issued by those REITs.

  Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through a Portfolio, a shareholder will bear not only his or her proportionate share of the



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  expenses of a Portfolio, but also, indirectly, similar expenses of the REITs.
  In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase and Reverse Repurchase Agreements

  In a repurchase agreement, a Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Portfolio to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Portfolio may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Portfolios to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital.

  Reverse repurchase agreements are transactions in which a Portfolio sells a security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Portfolios will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes.

  Generally, a reverse repurchase agreement enables a Portfolio to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to a Portfolio of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Portfolio with those monies. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense for the reverse repurchase agreement transaction. This technique may also have a leveraging effect on a Portfolio's portfolio, although a Portfolio's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect. While a reverse repurchase agreement is outstanding, a Portfolio will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A Portfolio will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy.

Mortgage Dollar Rolls

  Flexible Bond Portfolio also may enter into "mortgage dollar rolls," which are similar to reverse repurchase agreements in certain respects. In a "mortgage dollar roll" transaction, the Portfolio sells a mortgage-related security (such as a Ginnie Mae security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Portfolio pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which the Portfolio enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Portfolio, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to the Portfolio generally must: (i) be collateralized by the same types of underlying mortgages; (ii) be issued by the same agency and be part of the same program; (iii) have a similar original stated maturity;
  (iv) have identical net coupon rates; (v) have similar market yields (and, therefore, price); and (vi) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

  The Portfolio's obligations under a dollar roll agreement must be covered by cash, U.S. Government securities, or other liquid high grade debt obligations equal in value to the securities subject to repurchase by the Portfolio, maintained in a segregated account. To the extent that the Portfolio collateralizes its obligations under a dollar roll agreement, the asset



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

  coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid. During the roll period, the Portfolio foregoes principal and interest paid on the mortgage-backed security. The Portfolio is compensated by the difference between the current sale price and the lower forward purchase price, often referred to as the "drop," as well as the interest earned on the cash proceeds of the initial sale.

  Successful use of mortgage dollar rolls depends on the Portfolio's ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities the Portfolio is required to purchase may decline below the agreed upon repurchase price.

Bank Loans and Floating Rate Loans

  Flexible Bond Portfolio and Balanced Portfolio (no more than 20% of each Portfolio's total assets), may invest in bank loans which include institutionally traded floating rate securities.


  Bank loans, which include institutionally traded floating rate securities are obligations of companies or other entities that are typically issued in connection with recapitalizations, acquisitions, and refinancing and often involve borrowers whose financial conditions are troubled or uncertain and companies that are highly leveraged. Borrowers may include companies who are involved in bankruptcy proceedings. The Portfolios generally invest in bank loans either by assignment from another holder of the loan or as a participation interest in another holder's portion of the loan. Assignments and participations involve credit risk, interest rate risk, and liquidity risk.


  When a Portfolio purchases an assignment, the Portfolio generally assumes all the rights and obligations under the loan agreement and will generally become a "lender" for purposes of the particular loan agreement. The rights and obligations acquired by a Portfolio under an assignment may be different, and be more limited, than those held by an assigning lender. Subject to the terms of a loan agreement, a Portfolio may enforce compliance by a borrower with the terms of the loan agreement and may have rights with respect to any funds acquired by other lenders through set-off. If a loan is foreclosed, a Portfolio may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. A Portfolio could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated.

  If a Portfolio purchases a participation interest, it typically will have a contractual relationship with the lender and not with the borrower. A Portfolio may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender, or any other intermediate participant. A Portfolio may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender and only upon receipt by the lender of the payments from the borrower. The failure by a Portfolio to receive scheduled interest or principal payments may adversely affect the income of the Portfolio and may likely reduce the value of its assets, which would be reflected by a reduction in the Portfolio's NAV.



  The borrower of a loan in which a Portfolio holds an assignment or participation interest may, either at its own election or pursuant to the terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that a Portfolio will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation. This may result in a Portfolio realizing less income on a particular investment and replacing the loan with a less attractive security, which may provide less return to the Portfolio.


  FLOATING RATE LOANS


  Floating rate loans typically are negotiated, structured, and originated by a bank or other financial institution (an "agent") for a lending group or "syndicate" of financial institutions.



  In most cases, a Portfolio relies on the agent to assert appropriate creditor remedies against the borrower. The agent may not have the same interests as a Portfolio, and the agent may determine to waive certain covenants contained in the loan agreement that a Portfolio would not otherwise have determined to waive. The typical practice of an agent relying on reports from a borrower about its financial condition may involve a risk of fraud by a borrower. In addition, if an agent becomes insolvent or carries out its duties improperly, a Portfolio may experience delays in realizing payment and/or risk loss of principal and/or income on its floating rate loan investments. The investment team performs a credit analysis on the borrower but typically does not perform credit analysis on the agent or other intermediate participants.





                                                                              13

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  Floating rate loans have interest rates which adjust periodically and are tied to a benchmark lending rate such as the London Interbank Offered Rate ("LIBOR"). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks ("Prime Rate") or the rate paid on large certificates of deposit traded in the secondary markets ("CD rate"). The interest rate on Prime Rate based loans and corporate debt securities may float daily as the Prime Rate changes, while the interest rate on LIBOR or CD rate based loans and corporate debt securities may reset periodically. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Investing in floating rate loans with longer interest rate reset periods may increase fluctuations in a Portfolio's net asset value as a result of changes in interest rates. A Portfolio may attempt to hedge against interest rate fluctuations by entering into interest rate swaps or by using other hedging techniques.



  While the Portfolios generally expect to invest in fully funded term loans, certain of the loans in which the Portfolios may invest include revolving loans and delayed draw term loans. Such loans generally obligate the lender (and those with an interest in the loan) to fund the loan at the borrower's discretion. As such, a Portfolio would need to maintain amounts sufficient to meet its contractual obligations. In cases where a Portfolio invests in revolving loans and delayed draw term loans, the Portfolio will maintain high quality liquid assets in an amount at least equal to its obligations under the loans. Amounts maintained in high-quality liquid assets may provide less return to a Portfolio than investments in rate loans. Loans involving revolving credit facilities or delayed terms may require a Portfolio to increase its investment in a particular floating rate loan when it otherwise would not have done so. Further, a Portfolio may be obligated to do so even if it may be unlikely that the borrower will repay amounts due.


  Purchasers of floating rate loans may pay and/or receive certain fees. The Portfolios may receive fees such as covenant waiver fees or prepayment penalty fees. A Portfolio may pay fees such as facility fees. Such fees may affect a Portfolio's return.



  The Portfolios do not intend to purchase floating rate loans through private placements or other transactions that may involve confidential information. Such a policy may place a Portfolio at a disadvantage relative to other investors in floating rate loans who do not follow such a policy, as a Portfolio may be limited in its available investments or unable to make accurate assessments related to certain investments.


  Notwithstanding its intention to generally not receive material, nonpublic information with respect to its management of investments in floating rate loans, Janus Capital may from time to time come into possession of material, nonpublic information about the issuers of loans that may be held in a Portfolio's holdings. To the extent required by applicable law, Janus Capital's ability to trade in these loans for the account of a Portfolio could potentially be limited by its possession of such information, which could have an adverse effect on a Portfolio's by, for example, preventing the Portfolio from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.





  The secondary market on which floating rate loans are traded may be less liquid than the market for investment grade securities or other types of income-producing securities, which may have an adverse impact on their market price. There is also a potential that there is no active market to trade floating rate loans, and that there may be restrictions on their transfer. As a result, a Portfolio may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The secondary market may also be subject to irregular trading activity, wide price spreads, and extended trade settlement periods. With respect to below-investment grade or unrated securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.


  OTHER FLOATING RATE SECURITIES

  The Portfolios may invest in other types of securities including, but not limited to, unsecured floating rate loans, subordinated or junior debt, corporate bonds, U.S. Government securities, mortgage-backed and other asset-backed securities, repurchase agreements, certain money market instruments, high-risk/high-yield bonds, and other instruments (including synthetic or hybrid) that pay interest at rates that adjust whenever a specified interest rate changes and/or resets on predetermined dates.





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High-Yield/High-Risk Bonds


  Within the parameters of its specific investment policies, each Portfolio may invest in bonds that are rated below investment grade (i.e., bonds rated BB+ or lower by Standard & Poor's Ratings Service and Fitch, Inc., or Ba or lower by Moody's Investors Service, Inc.). Under normal circumstances, each of the Portfolios indicated will limit its investments in such bonds to 35% or less of its net assets (Flexible Bond Portfolio, Balanced Portfolio, Enterprise Portfolio, Forty Portfolio, Growth and Income Portfolio, Janus Portfolio, Research Core Portfolio, Overseas Portfolio, Worldwide Portfolio, Global Life Sciences Portfolio, and Global Technology Portfolio) or 20% or less of its net assets (Mid Cap Value Portfolio).


  Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Portfolio would experience a reduction in its income, and could expect a decline in the market value of the bonds so affected.

  Any Portfolio may also invest in unrated bonds of foreign and domestic issuers. For the Portfolios subject to such limit, unrated bonds may be included in any Portfolio's limit, as applicable, on investments in bonds rated below investment grade unless its portfolio managers and/or investment personnel deem such securities to be the equivalent of investment grade bonds. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. A Portfolio's portfolio managers and/or investment personnel will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated municipal bonds.


  The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Secondary markets for high-yield securities are less liquid than the market for investment grade securities; therefore, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.


  Please refer to the "Explanation of Rating Categories" section of this SAI for a description of bond rating categories.

Defaulted Securities

  A Portfolio may hold defaulted securities if the portfolio managers and/or investment personnel believe, based upon an analysis of the financial condition, results of operations, and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. For the Portfolios subject to such limit, defaulted securities will be included in each Portfolio's limit on investments in bonds rated below investment grade. Notwithstanding the portfolio managers' and/or investment personnel's belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

  FINANCIAL AND MARKET RISKS. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

  DISPOSITION OF PORTFOLIO SECURITIES. Although the Portfolios generally will purchase securities for which their portfolio managers and/or investment personnel expect an active market to be maintained, defaulted securities may be less actively traded than other securities, and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Portfolios will limit holdings of any such securities to amounts that the portfolio managers and/or investment personnel believe could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the Portfolios' ability to readily dispose of securities to meet redemptions.

  OTHER. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Portfolios.




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Futures, Options, and Other Derivative Instruments

  The Portfolios may invest in various types of derivatives. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolios may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives.


  A Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When a Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost. The Portfolios may not use any derivative to gain exposure to an asset or class of assets that they would be prohibited by their investment restrictions from purchasing directly.


  Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not correctly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including:

  Credit risk - the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

  Currency risk - the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

  Leverage risk - the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. A Portfolio creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

  Liquidity risk - the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

  Index risk - if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

  Derivatives may generally be traded over-the-counter ("OTC") or on an exchange. OTC derivatives, such as structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser's needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

  FUTURES CONTRACTS. The Portfolios may enter into contracts for the purchase or sale for future delivery of equity securities, fixed-income securities, foreign currencies, commodities, and commodity-linked derivatives (to the extent permitted by the Portfolio and the Internal Revenue Code), or contracts based on financial indices, including indices of U.S. Government securities, foreign government securities, commodities, and equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant ("FCM") or brokerage firm, which are members of a relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

  The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and currently may be maintained in cash or certain other liquid assets by the Portfolios' custodian or subcustodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Portfolio's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Portfolio, that Portfolio may be entitled to return of margin owed to such Portfolio only in proportion to the amount received by the FCM's other customers. Janus Capital or the subadviser will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Portfolios do business. FCMs may no longer maintain margin assets with the Portfolios' custodian or subcustodian and are required to hold such accounts directly.

  The Portfolios may enter into futures contracts and related options as permitted under CFTC Rule 4.5. The Portfolios have claimed exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Portfolios are not subject to commodity pool operator registration and regulation under the Commodity Exchange Act.

  Although a Portfolio will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to that Portfolio immediately upon closing out the futures position; however, closing out open futures positions through customary settlement procedures could take several days. Because a Portfolio's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, such Portfolio's return could be diminished due to the opportunity losses of foregoing other potential investments.

  The Portfolios may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. A Portfolio may also enter into futures contracts to protect itself from fluctuations in the value of individual securities, the securities markets generally, or interest rate fluctuations, without actually buying or selling the underlying debt or equity security. For example, if the Portfolio anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Portfolio could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Portfolio not participating in a market advance. This technique is sometimes known as an anticipatory hedge. A Portfolio may also use this technique with respect to an individual company's stock. To the extent a Portfolio enters into futures contracts for this purpose, the segregated assets maintained to cover such Portfolio's obligations with respect to the futures contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that Portfolio with respect to the futures contracts. Conversely, if a Portfolio holds stocks and seeks to protect itself from a decrease in stock prices, the Portfolio might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if a Portfolio holds an individual company's stock and expects the price of that stock to decline, the Portfolio may sell a futures contract on that stock in hopes of offsetting the potential decline in the company's stock price. A Portfolio could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

  If a Portfolio owns interest rate sensitive securities and the portfolio managers and/or investment personnel expect interest rates to increase, that Portfolio may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Portfolio selling such securities in its portfolio. If interest rates increase as anticipated, the value of the securities would decline, but the value of that Portfolio's interest rate futures contract would increase, thereby keeping the NAV of that Portfolio from declining as much as it may have otherwise. If, on the other hand, the portfolio managers and/or investment personnel expect interest rates to decline, that Portfolio may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the securities. Although a Portfolio can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

  The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets.

  Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the portfolio managers and/or investment personnel still may not result in a successful use of futures.

  Futures contracts entail risks. There is no guarantee that derivative investments will benefit the Portfolios. A Portfolio's performance could be worse than if the Portfolio had not used such instruments. For example, if a Portfolio has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Portfolio will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the portfolio managers and/or investment personnel must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Portfolio.

  The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Portfolio will not match exactly such Portfolio's current or potential investments. A Portfolio may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests - for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities - which involves a risk that the futures position will not correlate precisely with the performance of such Portfolio's investments.

  Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Portfolio's investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Portfolio's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Portfolio may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Portfolio's other investments.

  Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Portfolio to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Portfolio may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such Portfolio's access to other assets held to cover its futures positions also could be impaired.

  OPTIONS ON FUTURES CONTRACTS. The Portfolios may buy and write put and call options on futures contracts. A purchased option on a future gives a Portfolio the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. As with other option transactions, securities will be segregated to cover applicable margin or segregation requirements on open futures contracts. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Portfolio is not fully invested, it may buy a call option on a futures contract to hedge against a market advance.

  The writing of a call option on a futures contract constitutes a partial hedge against declining prices of a security, commodity, or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Portfolio's holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of a security, commodity, or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that Portfolio is considering buying. If a call or put option a Portfolio has written is exercised, such Portfolio will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, a Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

  The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

  The amount of risk a Portfolio assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

  FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the asset at the time of delivery. The Portfolios may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies, or other financial instruments. Currently, the Portfolios do not intend to invest in forward contracts other than forward currency contracts. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

  The following discussion summarizes the Portfolios' principal uses of forward foreign currency exchange contracts ("forward currency contracts"). A Portfolio may enter into forward currency contracts with stated contract values of up to the value of that Portfolio's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). A Portfolio may invest in forward currency contracts for nonhedging purposes such as seeking to enhance return. A Portfolio will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). A Portfolio also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in or exposed to that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. A Portfolio also may enter into a forward currency contract with respect to a currency where the Portfolio is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances a Portfolio may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio managers and/or investment personnel believe there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").

  These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Portfolio's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Portfolio's currency exposure from one foreign currency to another removes that Portfolio's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Portfolio if the portfolio managers' and/or investment personnel's projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.

  In general, the Portfolios cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that a Portfolio is not able to cover its forward currency positions with underlying portfolio securities, the Portfolios' custodian segregates cash or other liquid assets having a value equal to the aggregate amount of such Portfolio's commitments under forward contracts entered into with respect to position hedges, cross-hedges, and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, a Portfolio will find alternative cover or segregate additional cash or other liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of such Portfolio's commitments with respect to such contracts. As an alternative to segregating assets, a Portfolio may buy call options permitting such Portfolio to buy the amount of foreign currency being hedged by a forward sale contract, or a Portfolio may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

  While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Portfolios' ability to utilize forward contracts may be restricted. In addition, a Portfolio may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Portfolio assets.

  OPTIONS ON FOREIGN CURRENCIES. The Portfolios may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may buy put options on the foreign currency. If the value of the currency declines, such Portfolio will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

  Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, a Portfolio could sustain losses on transactions in foreign currency options that would require such Portfolio to forego a portion or all of the benefits of advantageous changes in those rates.

  The Portfolios may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Portfolio could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received.

  Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow that Portfolio to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Portfolio would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.




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

  The Portfolios may write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is "covered" if that Portfolio owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if a Portfolio has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held: (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by such Portfolio in cash or other liquid assets in a segregated account with the Portfolio's custodian.

  The Portfolios also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, a Portfolio will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

  EURODOLLAR INSTRUMENTS. Each Portfolio may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the LIBOR, although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

  ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS, AND FOREIGN INSTRUMENTS. Unlike transactions entered into by the Portfolios in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.

  Similarly, options on currencies may be traded over-the-counter. In an OTC trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

  Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of credit default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the OTC market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

  The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities, and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices, or prohibitions on exercise.

  In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts, and options on foreign currencies may be traded on foreign exchanges and OTC in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and
  (v) low trading volume.

  A Portfolio may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by that Portfolio. Such participation may subject a Portfolio to expenses such as legal fees and may make that Portfolio an "insider" of the issuer for purposes of the federal securities laws, which may restrict that Portfolio's ability to trade in or acquire additional positions in a particular security or other securities of the issuer when it might otherwise desire to do so. Participation by a Portfolio on such committees also may expose that Portfolio to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Portfolio would participate on such committees only when Janus Capital believes that such participation is necessary or desirable to enforce that Portfolio's rights as a creditor or to protect the value of securities held by that Portfolio.


  OPTIONS ON SECURITIES. In an effort to increase current income and to reduce fluctuations in NAV, the Portfolios may write covered put and call options and buy put and call options on securities that are traded on U.S. and foreign securities exchanges and OTC. Examples of covering transactions include: (i) for a written put, selling short the underlying instrument at the same or higher price than the put's exercise price; and (ii) for a written call, owning the underlying instrument. The Portfolios may write and buy options on the same types of securities that the Portfolios may purchase directly. The Portfolios may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option's expiration date. A European-style option is an option contract that can only be exercised on the option's expiration date.



  A Portfolio may cover its obligations on a put option by segregating cash or other liquid assets with the Portfolios' custodian for a value equal to: (i) the full notional value of the put for physically settled options; or (ii) the in-the-money value of the put for cash settled options. A Portfolio may also cover its obligations on a put option by holding a put on the same security and in the same principal amount as the put written where the exercise price of the put held: (i) is equal to or greater than the exercise price of the put written; or (ii) is less than the exercise price of the put written if the difference is maintained by that Portfolio in cash or other liquid assets in a segregated account with its custodian. The premium paid by the buyer of an option will normally reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.



  A Portfolio may cover its obligations on a call option by segregating cash or other liquid assets with the Portfolios' custodian for a value equal to: (i) the full notional value of the call for physically settled options; or (ii) the in-the-money value of the call for cash settled options. A Portfolio may also cover its obligations on a written call option by (i) owning the underlying security covered by the call or having an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Portfolio's custodian) upon conversion or exchange of other securities held in its portfolio; or (ii) holding a call on the same security and in the same principal amount as the call written where the exercise price of the call held: (a) is equal to or less than the exercise price of the call written; or
  (b) is greater than the exercise price of the call written if the difference is maintained by that Portfolio in cash and other liquid assets in a segregated account with its custodian.



  A Portfolio would write a call option for hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and the portfolio managers and/or investment personnel believe that writing the option would achieve the desired hedge.



  The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.





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



  The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

  The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

  In the case of a written call option, effecting a closing transaction will permit a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit a Portfolio to write another put option to the extent that the exercise price is secured by deposited liquid assets. Effecting a closing transaction also will permit a Portfolio to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If a Portfolio desires to sell a particular security from its portfolio on which it has written a call option, such Portfolio will effect a closing transaction prior to or concurrent with the sale of the security.

  A Portfolio will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. A Portfolio will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Portfolio.

  An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, a Portfolio may not be able to effect closing transactions in particular options and that Portfolio would have to exercise the options in order to realize any profit. If a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options; (ii) restrictions imposed by a national securities exchange ("Exchange") on which the option is traded on opening or closing transactions or both; (iii) trading halts, suspensions, or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange; (v) the facilities of an Exchange or of the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

  A Portfolio may write options in connection with buy-and-write transactions. In other words, a Portfolio may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that Portfolio's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

  The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Portfolio's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Portfolio may elect to close the position or take delivery of the security at the exercise price and that Portfolio's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

  A Portfolio may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

  A Portfolio may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that Portfolio.

  A Portfolio may write straddles (combinations of put and call options on the same underlying security), which are generally a nonhedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out than individual options contracts. The straddle rules of the Internal Revenue Code require deferral of certain losses realized on positions of a straddle to the extent that a Portfolio has unrealized gains in offsetting positions at year end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.

  OPTIONS ON SECURITIES INDICES. The Portfolios may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities. The index may fluctuate as a result of changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices may also be based on a particular industry or market segment.

  Options on securities indices are similar to options on securities except that
  (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

  OPTIONS ON NON-U.S. SECURITIES INDICES. The Portfolios may purchase and write put and call options on foreign securities indices listed on domestic and foreign securities exchanges. The Portfolios may also purchase and write OTC options on foreign securities indices.

  The Portfolios may, to the extent allowed by federal and state securities laws, invest in options on non-U.S. securities indices instead of investing directly in individual non-U.S. securities. The Portfolios may also use foreign securities index options for bona fide hedging and non-hedging purposes.

  Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices may be more likely to occur, although the Portfolios generally will only purchase or write such an option if Janus Capital or the subadviser believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Portfolios will not purchase such options unless Janus Capital or the subadviser believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

  Price movements in a portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the portfolio managers and/or investment personnel may be forced to liquidate portfolio securities to meet settlement obligations. A Portfolio's activities in index options may also be restricted by the requirements of the Code for qualification as a regulated investment company.

  In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or exist.

  YIELD CURVE OPTIONS. The Portfolios may enter into options on the yield spread or yield differential between two securities. These options are referred to as yield curve options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

  SWAPS AND SWAP-RELATED PRODUCTS. The Portfolios may enter into swap agreements or utilize swap-related products, including but not limited to total return swaps, equity swaps, interest rate swaps, caps, and floors (either on an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities). Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. A Portfolio may enter into swap agreements in an attempt to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from a Portfolio. The Portfolios will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Portfolio's obligations over its entitlement with respect to each swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by the Portfolios' custodian. If a Portfolio enters into a swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

  Swap agreements entail the risk that a party will default on its payment obligations to the Portfolio. If there is a default by the other party to such a transaction, a Portfolio normally will have contractual remedies pursuant to the agreements related to the transaction. Swap agreements also bear the risk that a Portfolio will not be able to meet its obligation to the counterparty.

  A Portfolio normally will not enter into any equity or interest rate swap, cap, or floor transaction unless the claims-paying ability of the other party thereto meets guidelines established by Janus Capital. Janus Capital's guidelines may be adjusted in accordance with market conditions. Janus Capital or the subadviser will monitor the creditworthiness of all counterparties on an ongoing basis. Generally, parties that are rated in the highest short-term rating category by a nationally recognized statistical rating organization ("NRSRO") will meet Janus Capital's guidelines. The ratings of NRSROs represent their opinions of the claims-paying ability of entities rated by them. NRSRO ratings are general and are not absolute standards of quality.

  The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Janus Capital has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate NAV at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

  There is no limit on the amount of total return, equity, or interest rate swap transactions that may be entered into by a Portfolio. The use of equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by a Portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to swaps is limited to the net amount of the payments that a Portfolio is contractually obligated to make. If the other party to a swap that is not collateralized defaults, a Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A Portfolio may buy and sell (i.e., write) caps and floors, without limitation, subject to the segregation requirement described above.

  Another form of a swap agreement is the credit default swap. A Portfolio may enter into various types of credit default swap agreements (with values not to exceed 10% of the net assets of the Portfolio) for investment purposes and to add leverage to its portfolio. As the seller in a credit default swap contract, the Portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. A Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Portfolio would function as the counterparty referenced in the preceding paragraph. Credit default swaps could result in losses if the Portfolio does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based.

  Credit default swap agreements may involve greater risks than if a Portfolio had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. A Portfolio will generally incur a greater degree of risk when it sells a credit default swap option than when it purchases a credit default swap. As a buyer of a credit default swap, the Portfolio may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Portfolio, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Portfolio.


  A Portfolio may invest in funded or unfunded credit default swaps that are based on an index of credit default swaps ("CDXs") or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets.



  A Portfolio investing in CDXs is normally only permitted to take long positions in these instruments. A Portfolio holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. A Portfolio also normally indirectly bears its proportionate share of any expenses paid by a CDX in addition to the expenses of the Portfolio. By investing in CDXs, a Portfolio could be exposed to risks relating to, among other things, the reference obligation, illiquidity risk, counterparty risk, and credit risk.


  STRUCTURED INVESTMENTS. A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities.

  Investments in government and government-related restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts. Structured investments include a wide variety of instruments which are also subject to special risk such as inverse floaters and collateralized debt obligations. Inverse floaters involve leverage which may magnify a Portfolio's gains or losses. The risk of collateral debt obligations depends largely on the type of collateral security. There is a risk that the collateral will not be adequate to make interest or other payments related to the debt obligation the collateral supports.

  Structured instruments that are registered under the federal securities laws may be treated as liquid. In addition, many structured instruments may not be registered under the federal securities laws. In that event, a Portfolio's ability to resell such a structured instrument may be more limited than its ability to resell other Portfolio securities. The Portfolios may treat such instruments as illiquid and will limit their investments in such instruments to no more than 15% of each Portfolio's net assets, when combined with all other illiquid investments of each Portfolio.

PORTFOLIO TURNOVER


  Portfolio turnover rates for the fiscal years ended December 31, 2008 and December 31, 2007 are presented in the table below. As a reference point, a portfolio turnover rate of 100% would mean that a Portfolio had sold and purchased securities valued at 100% of its net assets within a one-year period. A Portfolio cannot accurately predict its turnover rate. Variations in portfolio turnover rates shown may be due to market conditions, changes in the size of a Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of a Portfolio's investments, and the investment style and/or outlook of the portfolio managers and/or investment personnel. A Portfolio's portfolio turnover rate may be higher when a Portfolio finds it necessary to significantly change its portfolio to adopt a temporary defensive position or respond to economic or market events. Higher levels of portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in Portfolio performance.





                                                          Portfolio Turnover Rate for    Portfolio Turnover Rate for
                                                             the fiscal year ended          the fiscal year ended
  Portfolio Name                                               December 31, 2008              December 31, 2007
--------------------------------------------------------------------------------------------------------------------
  BOND
    Flexible Bond Portfolio                                           169%                           138%
  GROWTH & CORE
    Balanced Portfolio(1)                                             120%                            54%
    Enterprise Portfolio(2)                                            60%                            45%
    Forty Portfolio                                                    61%                            24%
    Growth and Income Portfolio                                        58%                            74%
    Janus Portfolio(3)                                                 69%                            78%
    Research Core Portfolio(4)                                        129%                           124%(5)
  INTERNATIONAL & GLOBAL
    Overseas Portfolio(6)                                              56%                            59%
    Worldwide Portfolio(7)                                             14%                            26%
  SPECIALTY EQUITY
    Global Life Sciences Portfolio                                     87%                            81%
    Global Technology Portfolio(1)                                     92%                            67%
  VALUE
    Mid Cap Value Portfolio                                           100%                            83%

  (1) The increase in portfolio turnover rate is due to changes in the portfolio in response to changing market conditions and fluctuating shareholder transactions.



  (2) Formerly named Mid Cap Growth Portfolio.


  (3) Formerly named Large Cap Growth Portfolio.


  (4) Formerly named Fundamental Equity Portfolio.


  (5) The increase in the portfolio turnover rate was partially due to a restructuring of the Portfolio as a result of a change in portfolio management.



  (6) Formerly named International Growth Portfolio.


  (7) Formerly named Worldwide Growth Portfolio.


PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the portfolios and to protect the confidentiality of the portfolios' holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.


  - FULL HOLDINGS. Each Portfolio is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to portfolio shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Characteristics tab of each Portfolio at janus.com/info.



  - TOP HOLDINGS. Each Portfolio's top portfolio holdings, in order of position size and as a percentage of a portfolio's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most portfolios disclose their top ten portfolio holdings. However, certain portfolios disclose only their top five portfolio holdings.



  - OTHER INFORMATION. Each Portfolio may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.


  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Portfolios disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds.

  The Janus funds' Trustees, officers, and primary service providers, including investment advisers, distributors, administrators, transfer agents, custodians, and their respective personnel, may receive or have access to nonpublic portfolio holdings information. In addition, third parties, including but not limited to those that provide services to the Janus funds, Janus Capital, and its affiliates, such as trade execution measurement systems providers, independent pricing services, proxy voting service providers, the portfolios' insurers, computer systems service providers, lenders, counsel, accountants/auditors, and rating and ranking organizations may also receive or have access to nonpublic portfolio holdings information. Other recipients of nonpublic portfolio holdings information may include, but may not be limited to, third parties such as consultants, data aggregators, and asset allocation services which calculate information derived from holdings for use by Janus Capital, and which supply their analyses (but not the holdings themselves) to their clients. Such parties, either by agreement or by virtue of their duties, are required to maintain confidentiality with respect to such nonpublic portfolio holdings.

  Nonpublic portfolio holdings information may be disclosed to certain third parties upon a good faith determination made by Janus Capital's Chief Compliance Officer or Ethics Committee that a Portfolio has a legitimate business purpose for such disclosure and the recipient agrees to maintain confidentiality. Preapproval by the Chief Compliance Officer or Ethics Committee is not required for certain routine service providers and in response to regulatory, administrative, and judicial requirements. The Chief Compliance Officer reports to the Janus funds' Trustees regarding material compliance matters with respect to the portfolio holdings disclosure policies and procedures.

  Under extraordinary circumstances, Janus Capital's Chief Investment Officer(s) or their delegates have the authority to waive one or more provisions of, or make exceptions to, the Mutual Fund Holdings Disclosure Policies and Procedures when in the best interest of the Janus portfolios and when such waiver or exception is consistent with federal securities laws and applicable fiduciary duties. The frequency with which portfolio holdings are disclosed, as well as the lag time associated with such disclosure, may vary as deemed appropriate under the circumstances. All waivers and exceptions involving any of the Janus portfolios shall be pre-approved by the Chief Compliance Officer or a designee.

  As of the date of this SAI, the following non-affiliated third parties, which consist of service providers and consultants as described above, receive or may have access to nonpublic portfolio holdings information, which may include the full holdings of a portfolio. Certain of the arrangements below reflect relationships of an affiliated subadviser, INTECH, and its products.


  NAME                                                           FREQUENCY            LAG TIME
  ----                                                           ---------            --------
  ACA Compliance Group                                           As needed            Current
  Bowne & Company Inc.                                           Daily                Current
  Brockhouse & Cooper Inc.                                       Quarterly            Current
  Brown Brothers Harriman & Co.                                  Daily                Current
  Callan Associates Inc.                                         As needed            Current
  Cambridge Associates LLC                                       Quarterly            Current
  Canterbury Consulting Inc.                                     Monthly              Current
  Charles River Systems, Inc.                                    As needed            Current
  Charles Schwab & Co., Inc.                                     As needed            Current
  Citibank, N.A.                                                 Daily                Current
  CMS BondEdge                                                   As needed            Current
  Consulting Services Group, LLC                                 As needed            Current
  Deloitte & Touche LLP                                          As needed            Current
  Deloitte Tax LLP                                               As needed            Current
  Dresdner Bank, AG New York Branch                              As needed            Current
  Eagle Investment Systems Corp.                                 As needed            Current
  Eaton Vance Management                                         As needed            Current
  Ennis, Knupp & Associates, Inc.                                As needed            Current
  Ernst & Young LLP                                              As needed            Current
  FactSet Research Systems, Inc.                                 As needed            Current
  Financial Models Company, Inc.                                 As needed            Current
  FT Interactive Data Corporation                                Daily                Current
  Imagine Software Inc.                                          As needed            Current
  Institutional Shareholder Services, Inc.                       Daily                Current
  International Data Corporation                                 Daily                Current
  Investment Technology Group, Inc.                              Daily                Current
  Jeffrey Slocum & Associates, Inc.                              As needed            Current
  Lehman Brothers Inc.                                           Daily                Current
  Marco Consulting Group, Inc.                                   Monthly              Current
  Marquette Associates                                           As needed            Current
  Markit Loans, Inc.                                             Daily                Current
  Mercer Investment Consulting, Inc.                             As needed            Current
  Merrill Communications LLC                                     Semi-annually        5 days
  Moody's Investors Service Inc.                                 Weekly               7 days or more
  New England Pension Consultants                                Monthly              Current
  Omgeo LLC                                                      Daily                Current
  PricewaterhouseCoopers LLP                                     As needed            Current
  Prima Capital Management, Inc.                                 Quarterly            15 days

  NAME                                                           FREQUENCY            LAG TIME
  ----                                                           ---------            --------
  R.V. Kuhns & Associates                                        As needed            Current
  Reuters America Inc.                                           Daily                Current
  Rocaton Investment Advisors, LLC                               As needed            Current
  Rogerscasey, Inc.                                              Quarterly            Current
  Russell/Mellon Analytical Services, LLC                        Monthly              Current
  Sapient Corporation                                            As needed            Current
  SEI Investments                                                As needed            Current
  SimCorp USA, Inc.                                              As needed            Current
  Standard & Poor's                                              Daily                Current
  Standard & Poor's Financial Services                           Weekly               2 days or more
  Standard & Poor's Securities Evaluation                        Daily                Current
  State Street Bank and Trust Company                            Daily                Current
  Stratford Advisory Group, Inc.                                 As needed            Current
  Summit Strategies Group                                        Monthly; Quarterly   Current
  The Yield Book Inc.                                            Daily                Current
  Tower Investment                                               As needed            30 days
  Wachovia Securities LLC                                        As needed            Current
  Wall Street On Demand, Inc.                                    Monthly; Quarterly   30 days; 15 days
  Wilshire Associates Incorporated                               As needed            Current
  Yanni Partners, Inc.                                           Quarterly            Current
  Zephyr Associates, Inc.                                        Quarterly            Current



  In addition to the categories of persons and names of persons described above who may receive nonpublic portfolio holdings information, brokers executing portfolio trades on behalf of the portfolios may receive nonpublic portfolio holdings information.

  Janus Capital manages other accounts such as separate accounts, private accounts, unregistered products, and portfolios sponsored by companies other than Janus Capital. These other accounts may be managed in a similar fashion to certain Janus funds and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Portfolios' portfolio holdings disclosure policies. Additionally, clients of such accounts have access to their portfolio holdings, and may not be subject to the Portfolios' portfolio holdings disclosure policies.

INVESTMENT ADVISER AND SUBADVISER
--------------------------------------------------------------------------------


INVESTMENT ADVISER - JANUS CAPITAL MANAGEMENT LLC

  As stated in the Prospectuses, each Portfolio has an Investment Advisory Agreement with Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805. Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation.

  Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Portfolios' investments, provide office space for the Portfolios, and pay the salaries, fees, and expenses of all Portfolio officers and of those Trustees who are considered to be interested persons of Janus Capital. As of the date of this SAI, none of the members of the Board of Trustees are "affiliated persons" of Janus Capital as that term is defined by the 1940 Act. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Portfolios, including NAV determination, portfolio accounting, recordkeeping, and blue sky registration and monitoring services, for which the Portfolios may reimburse Janus Capital for its costs. Each Portfolio pays custodian fees and expenses, brokerage commissions and dealer spreads, and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest and taxes, a portion of trade or other investment company dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Portfolio Trustees who are not interested persons of Janus Capital, other costs of complying with applicable laws regulating the sale of Portfolio shares, and compensation to the Portfolios' transfer agent. As discussed in this section, Janus Capital has delegated certain of these duties for certain Portfolios to Perkins pursuant to subadvisory agreements ("Sub-Advisory Agreements") between Janus Capital and each Subadviser.

  Each Portfolio's Advisory Agreement continues in effect from year to year so long as such continuance is approved annually by a majority of the Portfolios' Trustees who are not parties to the Advisory Agreements or "interested persons" (as defined by the 1940 Act) of any such party (the "Independent Trustees"), and by either a majority of the outstanding voting shares of each Portfolio or the Trustees of the Portfolios. Each Advisory Agreement: (i) may be terminated without the payment of any penalty by a Portfolio or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Portfolio, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Portfolio.


  A discussion regarding the basis for the Trustees' approval of the Portfolios' Investment Advisory Agreements and Sub-Advisory Agreements (as applicable) will be included in the Portfolios' next annual or semiannual report to shareholders, following such approval. You can request the Portfolios' annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, at janus.com/info, or by contacting a Janus representative at 1-877-335-2687.

  The Portfolios pay a monthly investment advisory fee to Janus Capital for its services. The fee is based on the average daily net assets of each Portfolio for Portfolios with an annual fixed-rate fee, and is calculated at the annual rate. The detail for Portfolios with this fee structure is shown below under "Average Daily Net Assets of Portfolio." Portfolios that pay a fee that may adjust up or down based on the Portfolio's performance relative to its benchmark index over the performance measurement period have "N/A" in the "Average Daily Net Assets of Portfolio" column below. The following table also reflects the Portfolios' contractual fixed-rate investment advisory fee rate for Portfolios with an annual fee based on average daily net assets and the "base fee" rate prior to any performance fee adjustment for Portfolios that have a performance fee structure.




                                                                                         Contractual
                                                                  Average Daily      Investment Advisory
                                                                   Net Assets         Fees/Base Fees (%)
  Portfolio Name                                                  of Portfolio          (annual rate)
--------------------------------------------------------------------------------------------------------
  BOND
    Flexible Bond Portfolio                                    First $300 Million            0.55
                                                                Over $300 Million            0.45
  GROWTH & CORE
    Balanced Portfolio                                          All Asset Levels             0.55
    Enterprise Portfolio(1)                                     All Asset Levels             0.64
    Forty Portfolio                                             All Asset Levels             0.64
    Growth and Income Portfolio                                 All Asset Levels             0.62
    Janus Portfolio(2)                                          All Asset Levels             0.64
    Research Core Portfolio(3)                                  All Asset Levels             0.60
  INTERNATIONAL & GLOBAL
    Overseas Portfolio(4)                                       All Asset Levels             0.64
    Worldwide Portfolio(5)                                             N/A                   0.60
  SPECIALTY EQUITY
    Global Life Sciences Portfolio                              All Asset Levels             0.64
    Global Technology Portfolio                                 All Asset Levels             0.64
  VALUE
    Mid Cap Value Portfolio                                            N/A                   0.64





  (1) Formerly named Mid Cap Growth Portfolio.
  (2) Formerly named Large Cap Growth Portfolio.
  (3) Formerly named Fundamental Equity Portfolio.
  (4) Formerly named International Growth Portfolio.
  (5) Formerly named Worldwide Growth Portfolio.



  PERFORMANCE-BASED INVESTMENT ADVISORY FEE

  APPLIES TO WORLDWIDE PORTFOLIO (FORMERLY NAMED WORLDWIDE GROWTH PORTFOLIO) AND MID CAP VALUE PORTFOLIO ONLY

  Effective on the dates shown below, each of Worldwide Portfolio and Mid Cap Value Portfolio implemented an investment advisory fee rate that adjusts up or down based upon each Portfolio's performance relative to the cumulative investment record of its respective benchmark index over the performance measurement period. Any performance adjustment commenced on the date shown below. Prior to the effective date of the performance adjustment, only the base fee applied.

                                                                    Effective Date of     Effective Date of
                                                                     Performance Fee       First Adjustment
  Portfolio Name                                                       Arrangement         to Advisory Fee
  ---------------------------------------------------------------------------------------------------------
  Worldwide Portfolio                                                    02/01/06              02/01/07

  Mid Cap Value Portfolio                                                02/01/06              02/01/07



  Under the performance-based fee structure, the investment advisory fee paid to Janus Capital by each Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio's average daily net assets during the previous month ("Base Fee"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until the performance-based fee structure has been in effect for at least 12 months and, accordingly, only the Portfolio's Base Fee rate applies for the initial 12 months. When the performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. As is currently the case, the investment advisory fee is paid monthly in arrears.

  The Performance Adjustment may result in an increase or decrease in the investment advisory fee paid by a Portfolio, depending upon the investment performance of the Portfolio relative to its benchmark index over the performance measurement period. No Performance Adjustment is applied unless the difference between the Portfolio's investment performance and the cumulative investment record of the Portfolio's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to a Portfolio's performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Portfolio's shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Portfolio's shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Portfolio is calculated net of expenses, whereas a Portfolio's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Portfolio and the Portfolio's benchmark index.

  The investment performance of a Portfolio's Service Shares ("Service Shares") is used for purposes of calculating the Portfolio's Performance Adjustment. After Janus Capital determines whether a particular Portfolio's performance was above or below its benchmark index by comparing the investment performance of the Portfolio's Service Shares against the cumulative investment record of that Portfolio's benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Portfolio.

  The Trustees may determine that a class of shares of a Portfolio other than Service Shares is the most appropriate for use in calculating the Performance Adjustment. If a different class of shares is substituted in calculating the Performance Adjustment, the use of that successor class of shares may apply to the entire performance measurement period so long as the successor class was outstanding at the beginning of such period. If the successor class of shares was not outstanding for all or a portion of the performance measurement period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which the successor class was outstanding, and any prior portion of the performance measurement period would be calculated using the class of shares previously designated. Any change to the class of shares used to calculate the Performance Adjustment is subject to applicable law. It is currently the position of the staff of the SEC (the "Staff") that any changes to a class of shares selected for purposes of calculating the Performance Adjustment will require shareholder approval. If there is a change in the Staff's position, the Trustees intend to notify shareholders of such change in position at such time as the Trustees may determine that a change in such selected class is appropriate.

  The Trustees may from time to time determine that another securities index for a Portfolio is a more appropriate benchmark index for purposes of evaluating the performance of that Portfolio. In that event, the Trustees may approve the substitution of a successor index for the Portfolio's benchmark index. However, the calculation of the Performance Adjustment for any portion of the performance measurement period prior to the adoption of the successor index will still be based upon the Portfolio's performance compared to its former benchmark index. Any change to a particular Portfolio's benchmark index for purposes of calculating the Performance Adjustment is subject to applicable law. It is currently the position of the Staff that any changes to a Portfolio's benchmark index will require shareholder approval. If there is a change in the Staff's position, the Trustees intend to notify shareholders of such change in position at such time as the Trustees may determine that a change in a Portfolio's benchmark index is appropriate.

  It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of each Portfolio relative to the record of the Portfolio's benchmark index and future changes to the size of each Portfolio.

  If the average daily net assets of a Portfolio remain constant during a 36-month performance measurement period, current net assets will be the same as average net assets over the performance measurement period and the maximum Performance Adjustment will be equivalent to 0.15% of current net assets. When current net assets vary from net assets over the 36-month performance measurement period, the Performance Adjustment, as a percentage of current assets, may vary significantly, including at a rate more or less than 0.15%, depending upon whether the net assets of the Portfolio had been increasing or decreasing (and the amount of such increase or decrease) during the performance measurement period. Note that if net assets for a Portfolio were increasing during the performance measurement period, the total performance fee paid, measured in dollars, would be more than if that Portfolio had not increased its net assets during the performance measurement period.

  Suppose, for example, that the Performance Adjustment was being computed after the assets of a Portfolio had been shrinking. Assume its monthly Base Fee was 1/12(th) of 0.60% of average daily net assets during the previous month. Assume also that average daily net assets during the 36-month performance measurement period were $500 million, but that average daily net assets during the preceding month were just $200 million.

  The Base Fee would be computed as follows:

  $200 million x 0.60% / 12 = $100,000

  If the Portfolio outperformed or underperformed its benchmark index by an amount which triggered the maximum Performance Adjustment, the Performance Adjustment would be computed as follows:

  $500 million x 0.15% / 12 = $62,500, which is approximately 1/12(th) of 0.375%
  of $200 million.

  If the Portfolio had outperformed its benchmark index, the total advisory fee rate for that month would be $162,500, which is approximately 1/12(th) of 0.975% of $200 million.

  If the Portfolio had underperformed its benchmark index, the total advisory fee rate for that month would be $37,500, which is approximately 1/12(th) of 0.225% of $200 million.

  Therefore, the total advisory fee rate for that month, as a percentage of average net assets during the preceding month, would be approximately 1/12(th) of 0.975% in the case of outperformance, or approximately 1/12(th) of 0.225% in the case of underperformance. Under extreme circumstances involving underperformance by a rapidly shrinking Portfolio, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee. In such circumstances, Janus Capital would reimburse the applicable Portfolio.

  By contrast, the Performance Adjustment would be a smaller percentage of current assets if the net assets of the Portfolio were increasing during the performance measurement period. Suppose, for example, that the Performance Adjustment was being computed after the assets of a Portfolio had been growing. Assume its average daily net assets during the 36-month performance measurement period were $500 million, but that average daily net assets during the preceding month were $800 million.

  The Base Fee would be computed as follows:

  $800 million x 0.60% / 12 = $400,000

  If the Portfolio outperformed or underperformed its benchmark index by an amount which triggered the maximum Performance Adjustment, the Performance Adjustment would be computed as follows:

  $500 million x 0.15% / 12 = $62,500, which is approximately 1/12(th) of 0.094%
  of $800 million.

  If the Portfolio had outperformed its benchmark index, the total advisory fee rate for that month would be $462,500, which is approximately 1/12(th) of 0.694% of $800 million.

  If the Portfolio had underperformed its benchmark index, the total advisory fee rate for that month would be $337,500, which is approximately 1/12(th) of 0.506% of $800 million.

  Therefore, the total advisory fee rate for that month, as a percentage of average net assets during the preceding month, would be approximately 1/12(th) of 0.694% in the case of outperformance, or approximately 1/12(th) of 0.506% in the case of underperformance.

  The Base Fee for each Portfolio and the Portfolio's benchmark index used for purposes of calculating the Performance Adjustment are shown in the following table:

                                                                                             Base Fee (%)
  Portfolio Name                                        Benchmark Index                     (annual rate)
  -------------------------------------------------------------------------------------------------------
  Worldwide Portfolio                                   MSCI World Index(SM)(1)                  0.60

  Mid Cap Value Portfolio                               Russell Midcap(R) Value Index(2)         0.64(3)

  (1) The Morgan Stanley Capital International ("MSCI") World Index(SM) is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

  (2) The Russell Midcap(R) Value Index measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index.

  (3) Effective January 1, 2009, Janus Capital pays Perkins, the Portfolio's subadviser, a fee for its services provided pursuant to a Sub-Advisory Agreement between Janus Capital, on behalf of the Portfolio, and Perkins. Under this Sub-Advisory Agreement, Janus Capital pays Perkins a fee equal to 50% of the investment advisory fee paid by the Portfolio to Janus Capital (net of any performance fee adjustment and reimbursements of expenses incurred or fees waived by Janus Capital). The subadvisory fee paid by the Portfolio to Perkins adjusts up or down based on the Portfolio's performance relative to its benchmark index over the performance measurement period.



  The following hypothetical examples illustrate the application of the Performance Adjustment for each Portfolio. The examples assume that the average daily net assets of the Portfolio remain constant during a 36-month performance measurement period. The Performance Adjustment would be a smaller percentage of current assets if the net assets of the Portfolio were increasing during the performance measurement period, and a greater percentage of current assets if the net assets of the Portfolio were decreasing during the performance measurement period. All numbers in the examples are rounded to the nearest hundredth percent. The net assets of each Portfolio as of the fiscal year ended December 31, 2008 are shown below:



  Portfolio Name                                                              Net Assets (000s)
  ---------------------------------------------------------------------------------------------
  Worldwide Portfolio                                                              $619,001

  Mid Cap Value Portfolio                                                            70,726



  EXAMPLES: WORLDWIDE PORTFOLIO (FORMERLY NAMED WORLDWIDE GROWTH PORTFOLIO)

  The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Portfolio outperforms or underperforms its benchmark index by 6.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Portfolio's Service Shares compared to the investment record of the MSCI World Index(SM).

  Example 1: Portfolio Outperforms Its Benchmark Index By 6.00%

  If the Portfolio has outperformed the MSCI World Index(SM) by 6.00% during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:

                                                                                          Total Advisory Fee Rate
  Base Fee Rate                                            Performance Adjustment Rate         for that Month
  ---------------------------------------------------------------------------------------------------------------
  1/12th of 0.60%                                                1/12th of 0.15%              1/12th of 0.75%


  Example 2: Portfolio Performance Tracks Its Benchmark Index

  If the Portfolio performance has tracked the performance of the MSCI World Index(SM) during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:

                                                                                          Total Advisory Fee Rate
  Base Fee Rate                                            Performance Adjustment Rate         for that Month
  ---------------------------------------------------------------------------------------------------------------
  1/12th of 0.60%                                                      0.00                   1/12th of 0.60%


  Example 3: Portfolio Underperforms Its Benchmark Index By 6.00%

  If the Portfolio has underperformed the MSCI World Index(SM) by 6.00% during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:

                                                                                          Total Advisory Fee Rate
  Base Fee Rate                                            Performance Adjustment Rate         for that Month
  ---------------------------------------------------------------------------------------------------------------
  1/12th of 0.60%                                                1/12th of -0.15%             1/12th of 0.45%


  EXAMPLES: MID CAP VALUE PORTFOLIO

  The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Portfolio outperforms or underperforms its benchmark index by 4.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Portfolio's Service Shares compared to the investment record of the Russell Midcap(R) Value Index.

  Example 1: Portfolio Outperforms Its Benchmark Index By 4.00%

  If the Portfolio has outperformed the Russell Midcap(R) Value Index by 4.00% during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:

                                                                                          Total Advisory Fee Rate
  Base Fee Rate                                            Performance Adjustment Rate         for that Month
  ---------------------------------------------------------------------------------------------------------------
  1/12th of 0.64%                                                1/12th of 0.15%              1/12th of 0.79%


  Example 2: Portfolio Performance Tracks Its Benchmark Index

  If the Portfolio performance has tracked the performance of the Russell Midcap(R) Value Index during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:

                                                                                          Total Advisory Fee Rate
  Base Fee Rate                                            Performance Adjustment Rate         for that Month
  ---------------------------------------------------------------------------------------------------------------
  1/12th of 0.64%                                                      0.00                   1/12th of 0.64%


  Example 3: Portfolio Underperforms Its Benchmark Index By 4.00%

  If the Portfolio has underperformed the Russell Midcap(R) Value Index by 4.00% during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:

                                                                                          Total Advisory Fee Rate
  Base Fee Rate                                            Performance Adjustment Rate         for that Month
  ---------------------------------------------------------------------------------------------------------------
  1/12th of 0.64%                                                1/12th of -0.15%             1/12th of 0.49%



  Under the terms of the current Sub-Advisory Agreement between Janus Capital, on behalf of Mid Cap Value Portfolio, and Perkins, Janus Capital pays Perkins a fee equal to 50% of the advisory fee paid by the Portfolio to Janus Capital (plus or minus half of any performance fee adjustment, and net of any reimbursement of expenses incurred or fees waived by Janus Capital). This means that the subadvisory fee rate for fees paid by Janus Capital to Perkins will adjust up or down in line with the advisory fee rate for fees paid by the Portfolio to Janus Capital based on Mid Cap Value Portfolio Service Shares' performance relative to the Russell Midcap(R) Value Index over the performance measurement period.


  EXPENSE LIMITATIONS

  Janus Capital agreed by contract to waive the advisory fee payable by certain Portfolios in an amount equal to the amount, if any, that such Portfolio's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution and shareholder servicing fee applicable to Service Shares and Service II Shares, the administrative services fee applicable to Service Shares of certain Portfolios, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how these expense limits affect the total expenses of each class of the Portfolios, refer to the table in the "Fees and Expenses" section of each prospectus. Provided that Janus Capital remains investment adviser to the Portfolios, Janus Capital has agreed to continue such waivers until at least May 1, 2010. Mortality risk, expense risk, and other charges imposed by participating insurance companies are also excluded from the expense limitations noted.


                                                                               Expense Limit
  Portfolio Name                                                              Percentage (%)
--------------------------------------------------------------------------------------------
  BOND
    Flexible Bond Portfolio                                                        0.90

  GROWTH & CORE
    Research Core Portfolio(1)                                                     1.20

  SPECIALTY EQUITY
    Global Life Sciences Portfolio                                                 1.24
    Global Technology Portfolio                                                    1.24

  VALUE
    Mid Cap Value Portfolio(2)                                                     1.24





  (1) Formerly named Fundamental Equity Portfolio.

(2) Effective February 1, 2006 Mid Cap Value Portfolio's investment advisory fee rate changed from a fixed-rate to a rate that adjusts up or down based upon the Portfolio's performance relative to its benchmark index over the performance measurement period. Any adjustment to this fee rate commenced February 2007. Details discussing the change are included in the "Performance-Based Investment Advisory Fee" section of this SAI. Because a fee waiver will have a positive effect upon Mid Cap Value Portfolio's performance, a fee waiver that is in place during the period when the performance adjustment applies may effect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital. Unless terminated, revised, or extended, the Portfolio's expense limit will be in effect until May 1, 2010.



  The following table summarizes the advisory fees paid by the Portfolios and any advisory fee waivers for the last three fiscal years ended December 31. The information presented in the table below reflects the investment advisory fees in effect during each of the fiscal years shown.




                                                2008                             2007                            2006
                                     --------------------------       --------------------------      -------------------------
  Portfolio Name                     Advisory Fees    (Waivers)       Advisory Fees    (Waivers)      Advisory Fees   (Waivers)
-------------------------------------------------------------------------------------------------------------------------------
  BOND
    Flexible Bond Portfolio            $1,792,846            $0         $1,677,813            $0        $1,623,657           $0
  GROWTH & CORE
    Balanced Portfolio                 $9,266,561            $0        $10,785,698            $0       $11,368,824           $0
    Enterprise Portfolio(1)            $4,819,035            $0         $5,438,755            $0        $4,981,465           $0
    Forty Portfolio                    $7,676,628            $0         $6,615,736            $0        $5,845,493           $0
    Growth and Income Portfolio          $367,921            $0           $512,865            $0          $545,061           $0
    Janus Portfolio(2)                $11,276,154            $0         $7,975,609            $0        $5,389,025           $0
    Research Core Portfolio(3)            $68,323      ($68,323)(4)        $89,464      ($41,361)          $91,529     ($80,457)
  INTERNATIONAL & GLOBAL
    Overseas Portfolio(5)             $14,996,941            $0        $16,656,942            $0       $10,897,991           $0
    Worldwide Portfolio(6)             $4,868,913            $0         $9,244,807      ($30,240)(7)    $8,797,213    ($471,246)(7)
  SPECIALTY EQUITY
    Global Life Sciences Portfolio       $147,464      ($47,200)          $188,995            $0          $218,770           $0
    Global Technology Portfolio          $789,313            $0         $1,031,837            $0        $1,035,736           $0
  VALUE
    Mid Cap Value Portfolio              $576,530      ($37,209)          $486,440            $0          $433,045           $0



  (1) Formerly named Mid Cap Growth Portfolio.
  (2) Formerly named Large Cap Growth Portfolio.
  (3) Formerly named Fundamental Equity Portfolio.
  (4) Fee waiver by Janus Capital exceeded the advisory fee.

  (5) Formerly named International Growth Portfolio.


  (6) Formerly named Worldwide Growth Portfolio.


  (7) The amount shown reflects a fee waiver which was in effect for a portion of the fiscal year. For the period from July 1, 2006 through January 31, 2007 ("Waiver Period"), Janus Capital contractually agreed to waive its right to receive a portion of the Portfolio's base management fee, at the annual rate up to 0.15% of average daily net assets, under certain conditions. This waiver was applied for any calendar month in the Waiver Period if the total return performance of the Portfolio for the period from February 1, 2006 through the end of the preceding calendar month, calculated as though there had been no waiver of the base management fee, was less than the performance of the Portfolio's primary benchmark index performance for the period (reduced for certain percentages of underperformance).


SUBADVISER

PERKINS INVESTMENT MANAGEMENT LLC


  Janus Capital has entered into a Sub-Advisory Agreement with Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC), 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606, on behalf of Mid Cap Value Portfolio.


  Perkins: (i) manages the investment operations of the Portfolio; (ii) keeps Janus Capital fully informed as to the valuation of assets of the Portfolio, its condition, investment decisions and considerations; (iii) maintains all books and records required under federal securities law relating to day-to-day portfolio management of the Portfolio; (iv) performs certain limited related administrative functions; and (v) provides the Trustees and Janus Capital with economic, operational, and investment data and reports.


  Perkins and its predecessors have been in the investment advisory business since 1984. Perkins also serves as investment adviser or subadviser to separately managed accounts and other registered investment companies. Janus Capital owns approximately 78% of Perkins.

  Under the Sub-Advisory Agreement between Janus Capital and Perkins, investments will be acquired, held, disposed of or loaned, consistent with the investment objectives, policies and restrictions established by the Trustees and set forth in the Trust's registration statement. The Sub-Advisory Agreement provides that Perkins shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Portfolio, except for willful malfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Sub-Advisory Agreement and except to the extent otherwise provided by law.


  Under the Amended Sub-Advisory Agreement, Janus Capital pays Perkins a fee equal to 50% of the advisory fee payable by Mid Cap Value Portfolio to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements).




  The Sub-Advisory Agreement with Perkins will continue in effect from year to year if such continuation is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding shares of the Portfolio and in either case by vote of a majority of the Independent Trustees of the Portfolio. The Sub-Advisory Agreement is subject to termination at any time by Janus Capital or Perkins by giving 90 days' advance written notice to the other party (Perkins shall allow up to an additional 90 days at the request of Janus Capital or the Trust in order to find a replacement for Perkins) or by Janus Capital or the Trust without advance notice or if Perkins is unable to discharge its duties and obligations. Each Portfolio's Sub-Advisory Agreement terminates automatically in the event of the assignment or termination of each Portfolio's respective Investment Advisory Agreement.



  PERFORMANCE-BASED SUB-ADVISORY FEE

  APPLIES TO MID CAP VALUE PORTFOLIO

  As a result of shareholder approval of Mid Cap Value Portfolio's amended investment advisory agreement between Janus Capital and the Trust, on behalf of the Portfolio, effective February 1, 2006, the subadvisory fee paid to Perkins changed from a fixed-rate fee to a fee that adjusts up or down based upon the performance of the Portfolio's Service Shares relative to the Russell Midcap(R) Value Index, the Portfolio's benchmark index. Any applicable performance adjustment commenced February 2007. Until that time, only the previous fixed rate applied. In accordance with the Sub-Advisory Agreement, Perkins receives a fee from Janus Capital equal to 50% of the advisory fee payable to Janus Capital from the Portfolio (net of any reimbursement of expenses incurred or fees waived by Janus Capital).



  Under the Sub-Advisory Agreement, Perkins was compensated according to the following schedule for the fiscal year ended December 31, 2008:



  Portfolio Name                                                  Subadviser    Subadvisory Fee Rate (%)
  ------------------------------------------------------------------------------------------------------
  Mid Cap Value Portfolio                                         Perkins                 0.32(1)(2)




  (1) Prior to any performance adjustment, if applicable.
  (2) Prior to any fee reimbursement, if applicable.


  Mid Cap Value Portfolio pays no fees directly to Perkins. Janus Capital pays these subadvisory fees out of its advisory fees.



  For the fiscal year ended December 31, 2008, Mid Cap Value Portfolio paid subadvisory fees to Perkins in the amount of $288,265.


OTHER PAYMENTS


  Janus Capital and its affiliates may pay fees, from their own assets, to selected insurance companies, qualified plan service providers or their affiliates, or other financial intermediaries that distribute, market, promote, or perform related services for contract owners or plan participants for the Portfolios or other Janus funds, or that perform recordkeeping or other services with respect to shareholder accounts. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.



  In addition, from their own assets, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay to selected insurance companies, qualified plan service providers or their affiliates, and other financial intermediaries fees for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid from a portfolio's assets to these financial intermediaries. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Portfolios and when considering which share class of a Portfolio is most appropriate for you.


  Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Portfolios. Such payments may be in addition to, or in lieu of, the fees described above. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.


ADDITIONAL INFORMATION ABOUT JANUS CAPITAL AND THE SUBADVISER

  Janus Capital acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital may also manage its own proprietary accounts. Investment decisions for each account managed by Janus Capital, including the Portfolios, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers and/or investment personnel will be allocated pro rata under procedures adopted by Janus Capital. Circumstances may arise under which Janus Capital may determine that, although it may be desirable and/or suitable that a particular security or other investment be purchased or sold for more than one account, there exists a limited supply or demand for the security or other investment. Janus Capital seeks to allocate the opportunity to purchase or sell that security or other investment among accounts on an equitable basis by taking into consideration factors including, but not limited to, size of the portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability. Janus Capital, however, cannot assure equality of allocations among all its accounts, nor can it assure that the opportunity to purchase or sell a security or other investment will be proportionally allocated among accounts according to any particular or predetermined standards or criteria. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.

  With respect to allocations of initial public offerings ("IPOs"), under IPO allocation procedures adopted by Janus Capital and Perkins, accounts will participate in an IPO if the portfolio managers and/or investment personnel believe the IPO is an appropriate investment based on the account's investment restrictions, risk profile, asset composition, and/or cash levels. These IPO allocation procedures require that each account be assigned to a pre-defined group ("IPO Group") based on objective criteria set forth in the procedures. Generally, an account may not participate in an IPO unless it is assigned to an IPO Group that correlates with the pre-offering market capitalization ("IPO Classification") of the company. All shares purchased will be allocated on a pro rata basis to all participating accounts within the portfolio managers' and/or investment personnel's account group among all participating portfolio managers and/or investment personnel. Any account(s) participating in an IPO which has been classified (small-, mid-, or large-cap based on the pre-offering market capitalization) outside of the account's assigned IPO Group as small-, mid-, large-, or multi-cap (accounts assigned to the multi-cap classification can participate in IPOs with any market capitalization) will continue to have the portfolio managers' and/or investment personnel's original indication/target filled in the aftermarket unless instructed by the portfolio managers and/or investment personnel to do otherwise. If there is no immediate aftermarket activity, all shares purchased will be allocated pro rata to the participating accounts, subject to a de minimis exception standard outlined below. These IPO allocation procedures may result in certain accounts, particularly larger accounts, receiving fewer IPOs than other accounts, which may impact performance.

  Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to the portfolio managers and/or investment personnel who are instrumental in originating or developing an investment opportunity or to comply with the portfolio managers' and/or investment personnel's request to ensure that their accounts receive sufficient securities to satisfy specialized investment objectives.

  Janus Capital manages long and short portfolios. The simultaneous management of long and short portfolios creates potential conflicts of interest in fund management and creates potential risks such as the risk that short sale activity could adversely affect the market value of long positions in one or more funds (and vice versa), the risk arising from the sequential orders in long and short positions, and the risks associated with the trade desk receiving opposing orders in the same security at the same time.

  Janus Capital has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts and risks. Among other things, Janus Capital has trade allocation procedures in place as previously described.

  Perkins, the subadviser for Mid Cap Value Portfolio, may buy and sell securities or engage in other investments on behalf of multiple clients, including Mid Cap Value Portfolio. Perkins seeks to allocate trades among its clients on an equitable basis, taking into consideration such factors as the size of the client's portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability.

  Pursuant to an exemptive order granted by the SEC, the Portfolios and other funds advised by Janus Capital or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

  Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, Janus mutual funds may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of Janus funds may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. All Janus funds are eligible to participate in the cash sweep program (the "Investing Funds"). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to affiliated money market funds or cash management pooled investment vehicles and the Investing Funds.

  Each account managed by Janus Capital or Perkins has its own investment objective and policies and is managed accordingly by the respective portfolio managers and/or investment personnel. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

  The officers and Trustees of the funds may also serve as officers and Trustees of the Janus "funds of funds," which are funds that primarily invest in other mutual funds. Conflicts may arise as the officers and Trustees seek to fulfill their fiduciary responsibilities to both the Janus funds of funds and the funds. The Trustees intend to address any such conflicts as deemed appropriate.

  JANUS ETHICS RULES

  Janus Capital, Perkins and Janus Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Code of Ethics, Gift Policy, Portfolio Holdings Disclosure Policy, and Outside Employment Policy. The Ethics Rules are designed to ensure Janus Capital, Perkins and Janus Distributors personnel: (i) observe applicable legal (including compliance with applicable federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Portfolio shareholders first; (iii) disclose all actual or potential conflicts; (iv) adhere to the highest standards of loyalty, candor, and care in all matters relating to the Portfolio shareholders; (v) conduct all personal trading, including transactions in the Portfolios and other securities, consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (vi) do not use any material nonpublic information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC website at http://www.sec.gov.

  Under the Personal Trading Code of Ethics (the "Code of Ethics"), all Janus Capital, Perkins and Janus Distributors personnel, as well as the Trustees and Officers of the Portfolios, are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Portfolios. In addition, Janus Capital, Perkins and Janus Distributors personnel are not permitted to transact in securities held by the Portfolios for their personal accounts except under circumstances specified in the Code of Ethics. All personnel of Janus Capital, Perkins, Janus Distributors, and the Portfolios, as well as certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics.

  In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Code of Ethics and under certain circumstances Janus Capital, Perkins and Janus Distributors personnel may be required to forfeit profits made from personal trading.

PROXY VOTING POLICIES AND PROCEDURES


  Each Portfolio's Trustees have delegated to Janus Capital or the Portfolio's subadviser, as applicable, the authority to vote all proxies relating to such Portfolio's portfolio securities in accordance with Janus Capital's or the applicable subadviser's own policies and procedures. Summaries of Janus Capital's or the applicable subadviser's policies and procedures are available without charge: (i) upon request, by calling 1-877-335-2687; (ii) on the Portfolios' website at janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov.



  A complete copy of Janus Capital's proxy voting policies and procedures, including specific guidelines, is available at janus.com/proxyvoting.



  Each Portfolio's proxy voting record for the one-year period ending each June 30th is available, free of charge, through janus.com/proxyvoting and from the SEC through the SEC website at http://www.sec.gov.


Janus Capital Management LLC
Proxy Voting Summary for Mutual Funds

  Janus Capital votes proxies in the best interest of its shareholders and without regard to any other Janus Capital relationship (business or otherwise). Janus Capital will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization other than the research and information provided by its independent proxy voting service ("Proxy Voting Service").

  PROXY VOTING PROCEDURES

  Janus Capital has developed proxy voting guidelines (the "Janus Guidelines") that outline how Janus Capital generally votes proxies on securities held by the portfolios Janus Capital manages. The Janus Guidelines, which include recommendations on most major corporate issues, have been developed by the Janus Proxy Voting Committee (the "Proxy Voting Committee") in consultation with Janus Capital's portfolio managers. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals, from the Proxy Voting Service, from the prior year and evaluates whether those proposals would adversely or beneficially affect shareholders' interests. Once the Proxy Voting Committee establishes its recommendations, they are distributed to Janus Capital's portfolio managers for input. Following portfolio manager input on the recommendations, they are implemented as the Janus Guidelines. While the Proxy Voting Committee sets the Janus Guidelines and serves as a resource for Janus Capital's portfolio managers, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund. Janus Capital's portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. The portfolio managers do not have the right to vote on securities while they are being lent; however, the portfolio managers may attempt to call back the loan and vote the proxy if time permits. Most portfolio managers vote consistently with the Janus Guidelines; however, a portfolio manager may choose to vote differently than the Janus Guidelines. Additionally, Janus Capital has engaged the Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.

  The role of the Proxy Voting Committee is to work with Janus Capital's portfolio management to develop the Janus Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for, and resolving, material conflicts of interest with respect to proxy voting. Janus Capital believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are predetermined. However, for proxy votes that are inconsistent with the Janus Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether a portfolio manager's voting rationale appears reasonable. If the Proxy Voting Committee does not agree that a portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to Janus Capital's Chief Investment Officer(s) (or Director of Research).

  PROXY VOTING POLICIES

  As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the Janus Guidelines.

  BOARD OF DIRECTORS ISSUES
  Janus Capital will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Janus Capital will generally vote in favor of proposals to increase the minimum number of independent directors. Janus Capital will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

  AUDITOR ISSUES
  Janus Capital will generally oppose proposals asking for approval of auditors that have a financial interest in or association with the company and are therefore not independent.

  EXECUTIVE COMPENSATION ISSUES
  Janus Capital reviews executive compensation plans on a case-by-case basis using research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan. If the proposed cost is above an allowable cap, Janus Capital will generally oppose the proposed equity-based compensation plan. In addition, Janus Capital will generally oppose proposals regarding the re-pricing of underwater options (stock options in which the price the employee is contracted to buy shares is higher than the current market price) and the issuance of reload options (a stock option that is automatically granted if an outstanding stock option is exercised during a window period).

  GENERAL CORPORATE ISSUES
  Janus Capital will generally oppose proposals regarding supermajority voting rights (for example, to approve acquisitions or mergers). Janus Capital will generally oppose proposals for different classes of stock with different voting rights. Janus Capital will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Janus Capital will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.

  SHAREHOLDER PROPOSALS
  If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus Capital will generally vote pursuant to that Janus Guideline. Janus Capital will generally abstain from voting shareholder proposals that are social, moral, or ethical in nature or place arbitrary constraints on the board or management of a company. Janus Capital will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Janus Guidelines.

Perkins Investment Management LLC
Proxy Voting Summary for Mutual Funds

  Perkins votes proxies in the best interest of its shareholders and without regard to any other Perkins relationship (business or otherwise). Perkins will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service).

  PROXY VOTING PROCEDURES


  Perkins has developed proxy voting guidelines (the "Perkins Guidelines") that outline how Perkins generally votes proxies on securities held by the portfolios Perkins manages. The Perkins Guidelines, which include recommendations on most major corporate issues, have been developed by the Perkins Proxy Voting Committee. Perkins portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Perkins Guidelines; however, a portfolio manager may choose to vote differently than the Perkins Guidelines. Perkins has delegated the administration of its proxy voting to Janus Capital. Janus Capital, on Perkins' behalf, has engaged the Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.


  The role of the Perkins Proxy Voting Committee is to develop the Perkins Guidelines. The Perkins Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The

  Perkins Proxy Voting Committee's oversight responsibilities include monitoring for and resolving material conflicts of interest with respect to proxy voting. Perkins believes that application of the Perkins Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Perkins Guidelines are predetermined. However, for proxy votes that are inconsistent with the Perkins Guidelines, the Perkins Proxy Voting Committee will review the proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. If the Perkins Proxy Voting Committee does not agree that the portfolio manager's rationale is reasonable, the Perkins Proxy Voting Committee will refer the matter to the Chief Investment Officer(s) (or the Director of Research).

  PROXY VOTING POLICIES

  As discussed above, the Perkins Proxy Voting Committee has developed the Perkins Guidelines for use in voting proxies. Below is a summary of some of the Perkins Guidelines.

  BOARD OF DIRECTORS ISSUES
  Perkins will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Perkins will generally vote in favor of proposals to increase the minimum number of independent directors. Perkins will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

  AUDITOR ISSUES
  Perkins will generally oppose proposals asking for approval of auditors that have a financial interest in or association with the company and are therefore not independent.

  EXECUTIVE COMPENSATION ISSUES
  Perkins reviews executive compensation plans on a case-by-case basis using research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan. If the proposed cost is above an allowable cap, Perkins will generally oppose the proposed equity-based compensation plan. In addition, Perkins will generally oppose proposals regarding the re-pricing of underwater options (stock options in which the price the employee is contracted to buy shares is higher than the current market price) and the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).

  GENERAL CORPORATE ISSUES
  Perkins will generally oppose proposals regarding supermajority voting rights (for example, to approve acquisitions or mergers). Perkins will generally oppose proposals for different classes of stock with different voting rights. Perkins will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Perkins will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.

  SHAREHOLDER PROPOSALS
  If a shareholder proposal is specifically addressed by the Perkins Guidelines, Perkins will generally vote pursuant to that Perkins Guideline. Perkins will generally abstain from voting shareholder proposals that are social, moral, or ethical in nature or place arbitrary constraints on the board or management of a company. Perkins will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Perkins Guidelines.

CUSTODIAN, TRANSFER AGENT, AND CERTAIN AFFILIATIONS
--------------------------------------------------------------------------------


  State Street Bank and Trust Company ("State Street"), P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Portfolios. State Street is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Portfolios' securities and cash held outside the United States. The Portfolios' Trustees have delegated to State Street certain responsibilities for such assets, as permitted by Rule 17f-5. State Street and the foreign subcustodians selected by it hold the Portfolios' assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Portfolio.

  Janus Services LLC ("Janus Services"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Portfolios' transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping, and shareholder relations services for the Portfolios. Janus Services is not compensated for its services related to the Shares, except for out-of-pocket costs.

  The Portfolios pay DST Systems, Inc. ("DST") license fees at the annual rate of $3.06 per shareholder account for each Portfolio, except for Flexible Bond Portfolio, which pays $3.98 per shareholder account, for the use of DST's shareholder accounting system.

  Janus Distributors, 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolios. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. The cash-compensation rate at which Janus Distributors pays its registered representatives for sales of institutional products may differ based on a type of fund or a specific trust. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds, or certain share classes of a fund, for which they receive a higher compensation rate. You should consider these arrangements when evaluating any recommendations of registered representatives. Janus Capital periodically monitors sales compensation paid to its registered representatives in order to attempt to identify potential conflicts of interest.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------


  Janus Capital places all portfolio transactions of the Portfolios. With respect to Mid Cap Value Portfolio, Janus Capital places all portfolio transactions solely upon Perkins' direction.

  Janus Capital and Perkins have a policy of seeking to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) provided that Janus Capital and Perkins may occasionally pay higher commissions for research services as described below. The Portfolios may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers' commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.


  Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions on agency transactions. In seeking best execution on trades for Mid Cap Value Portfolio, subadvised by Perkins, Janus Capital acts on behalf of and in consultation with Perkins. Those factors include, but are not limited to: Janus Capital's and Perkins' knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance, and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to a Portfolio or to a third party service provider to the Portfolio to pay Portfolio expenses; and the value of research products or services provided by brokers. In recognition of the value of the foregoing factors, and as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital (or Janus Capital acting on behalf of and in consultation with Perkins) determines in good faith that such amount of commission was reasonable in light of the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital or Perkins, as applicable. To constitute eligible "research services," such services must qualify as "advice," "analyses," or "reports." To determine that a service constitutes research services, Janus Capital or Perkins, as applicable, must conclude that it reflects the "expression of reasoning or knowledge" relating to the value of securities, advisability of effecting transactions in securities or analyses, or reports concerning issuers, securities, economic factors, investment strategies, or the performance of accounts. To constitute eligible "brokerage services," such services must effect securities transactions and functions incidental thereto, and include clearance, settlement, and the related custody services. Additionally, brokerage services have been interpreted to include services relating to the execution of securities transactions. Research received from brokers or dealers is supplemental to Janus Capital's and Perkins' own research efforts. Because Janus Capital and Perkins receive a benefit from research they receive from broker-dealers, Janus Capital and Perkins may have an incentive to continue to use those broker-dealers to effect transactions. Janus Capital and Perkins do not consider a broker-dealer's sale of Portfolio shares when choosing a broker-dealer to effect transactions.



  "Cross trades," in which one Janus Capital account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Janus Capital and the Portfolios' Trustees have adopted compliance procedures that provide that any transactions between the Portfolio and another Janus-advised account are to be made at an independent current market price, as required by law. There is also a potential conflict of interest when cross trades involve a Janus fund that has substantial ownership by Janus Capital. At times, Janus Capital may have a controlling interest of a Portfolio involved in a cross trade.

  For the fiscal year ended December 31, 2008, the total brokerage commissions paid by the Portfolios to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Portfolios are summarized below.



  Portfolio Name                                                   Commissions      Transactions
-------------------------------------------------------------------------------------------------
  BOND
    Flexible Bond Portfolio                                         $    1,164     $      962,601
  GROWTH & CORE
    Balanced Portfolio                                              $  368,952     $  370,639,608
    Enterprise Portfolio(1)                                         $  419,608     $  395,074,123
    Forty Portfolio                                                 $  556,142     $1,540,451,959
    Growth and Income Portfolio                                     $   34,182     $   30,409,004
    Janus Portfolio(2)                                              $1,207,923     $1,205,230,216
    Research Core Portfolio(3)                                      $   11,773     $   13,304,294
  INTERNATIONAL & GLOBAL
    Overseas Portfolio(4)                                           $2,365,715     $1,244,913,778
    Worldwide Portfolio(5)                                          $  252,054     $  195,936,013
  SPECIALTY EQUITY
    Global Life Sciences Portfolio                                  $   24,650     $   20,469,788
    Global Technology Portfolio                                     $  236,939     $  121,582,736
  VALUE
    Mid Cap Value Portfolio                                         $   51,042     $   62,440,153



  (1) Formerly named Mid Cap Growth Portfolio.
  (2) Formerly named Large Cap Growth Portfolio.
  (3) Formerly named Fundamental Equity Portfolio.
  (4) Formerly named International Growth Portfolio.
  (5) Formerly named Worldwide Growth Portfolio.
  Note: Portfolios that are not included in the table did not pay any commissions related to research for the stated period.

  Janus Capital and Perkins do not guarantee any broker the placement of a predetermined amount of securities transactions in return for the research or brokerage services it provides. Janus Capital and Perkins do, however, have internal procedures for allocating transactions in a manner consistent with their execution policies to brokers that they have identified as providing research, research-related products or services, or execution-related services of a particular benefit to their clients. Brokerage and research products and services furnished by brokers may be used in servicing any or all of the clients of Janus Capital or Perkins and such research may not necessarily be used by Janus Capital or Perkins in connection with the accounts which paid commissions to the broker providing such brokerage and research products and services. Similarly, research and brokerage services paid for with commissions generated by equity trades may be used for fixed-income clients that normally do not pay brokerage commissions or other clients whose commissions are generally not used to obtain such research and brokerage services. Perkins may make its own separate arrangements with and maintain internal allocation procedures for allocating transactions to brokers who provide research products and services to encourage them to provide services expected to be useful to Perkins' clients, including Mid Cap Value Portfolio.

  Janus Capital and Perkins may also use step-out transactions in order to receive research products and related services. In a step-out transaction, Janus Capital or Perkins directs trades to a broker-dealer with the instruction that the broker-dealer execute the transaction, but "step-out" all or a portion of the transaction or commission in favor of another broker-dealer that provides such products and/or services. The second broker-dealer may clear and settle and receive commissions for the stepped-in portion. In a new issue designation, Janus Capital or Perkins directs purchase orders to a broker-dealer that is a selling group member or underwriter of an equity or fixed-income new issue offering. Janus Capital or Perkins directs that broker-dealer to designate a portion of the broker-dealer's commission on the new issue purchase to a second broker-dealer(s) that provides such products and/or services. Given Janus Capital's and Perkins' receipt of such products and services in connection with step-out transactions and new issue designations, Janus Capital and Perkins have an incentive to continue to engage in such transactions; however, Janus Capital and Perkins only intend to utilize step-out transactions and new issue designations when they believe that doing so would not hinder best execution efforts.

  When the Portfolios purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of Janus Capital or Perkins, better prices and executions will be achieved through the use of a broker.

  The following table lists the total amount of brokerage commissions paid by each Portfolio for the fiscal years ending December 31 of each year shown.





  Portfolio Name                                                   2008          2007          2006
------------------------------------------------------------------------------------------------------
  BOND
    Flexible Bond Portfolio                                     $    1,551    $        0    $       52
  GROWTH & CORE
    Balanced Portfolio                                          $  780,386    $  759,377    $  769,427
    Enterprise Portfolio(1)                                     $  904,374    $  566,955    $1,096,555
    Forty Portfolio                                             $1,106,095    $  349,365    $  559,770
    Growth and Income Portfolio                                 $   71,295    $  101,784    $   68,637
    Janus Portfolio(2)                                          $2,543,054    $2,313,447    $  761,281
    Research Core Portfolio(3)                                  $   26,282    $   28,029    $   14,389
  INTERNATIONAL & GLOBAL
    Overseas Portfolio(4)                                       $4,488,730    $5,015,782    $4,176,216
    Worldwide Portfolio(5)                                      $  563,568    $1,005,319    $2,146,961
  SPECIALTY EQUITY
    Global Life Sciences Portfolio                              $   51,167    $   49,871    $   70,891
    Global Technology Portfolio                                 $  432,520    $  317,198    $  400,593
  VALUE
    Mid Cap Value Portfolio                                     $  126,080    $  103,042    $  124,442




  (1) Formerly named Mid Cap Growth Portfolio.
  (2) Formerly named Large Cap Growth Portfolio.
  (3) Formerly named Fundamental Equity Portfolio.
  (4) Formerly named International Growth Portfolio.
  (5) Formerly named Worldwide Growth Portfolio.

  Brokerage commissions paid by a Portfolio may vary significantly from year to year because of portfolio turnover rates, contract owner and plan participant purchase/redemption activity, varying market conditions, changes to investment strategies or processes, and other factors.

  As of December 31, 2008, certain Portfolios owned securities of their regular broker-dealers (or parents) as shown below:



                                                                                          Value of
                                                       Name of                        Securities Owned
  Portfolio Name                                    Broker-Dealer                      as of 12/31/08
------------------------------------------------------------------------------------------------------
  BOND
    Flexible Bond Portfolio                Bank of America                               $ 5,118,739
                                           Credit Suisse                                   1,636,132
                                           JP Morgan Chase & Co.                           4,649,318
                                           Morgan Stanley Co.                                818,880

  GROWTH & CORE
    Balanced Portfolio                     Bank of America                               $12,251,351
                                           Credit Suisse                                   8,660,142
                                           Goldman Sachs Group, Inc.                       5,650,754
                                           JP Morgan Chase & Co.                          11,585,592
                                           Morgan Stanley Co.                             13,511,650

    Forty Portfolio                        Goldman Sachs Group, Inc.                     $ 6,620,817
                                           JP Morgan Chase & Co.                          15,622,800

    Growth and Income Portfolio            Citigroup, Inc.                               $   147,537
                                           Credit Suisse                                     392,108
                                           Goldman Sachs Group, Inc.                         390,726
                                           Morgan Stanley Co.                                570,301

    Janus Portfolio(1)                     Goldman Sachs Group, Inc.                     $18,735,501
                                           JP Morgan Chase & Co.                          22,530,865

    Research Core Portfolio(2)             Goldman Sachs Group, Inc.                     $    79,749
                                           JP Morgan Chase & Co.                             268,793

  INTERNATIONAL & GLOBAL
    Overseas Portfolio(3)                  Morgan Stanley Co.                            $26,380,267

    Worldwide Portfolio(4)                 JP Morgan Chase & Co.                         $19,249,318
                                           UBS A.G.                                        9,334,268





  (1) Formerly named Large Cap Growth Portfolio.


  (2) Formerly named Fundamental Equity Portfolio.


  (3) Formerly named International Growth Portfolio.


  (4) Formerly named Worldwide Growth Portfolio.

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------


  The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).


  Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Portfolios' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Adviser Series. As of the date of this SAI, collectively, the three registered investment companies consist of 68 series or funds.


  The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund and Janus Adviser Series. Certain officers of the Portfolios may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolios, except for the Portfolios' Chief Compliance Officer, as authorized by the Trustees.


---------------------------------------------------------------------------------------------------------------------------------
                                                             TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                           POSITIONS                                                     PORTFOLIOS
 NAME, ADDRESS,            HELD WITH      LENGTH OF      PRINCIPAL OCCUPATIONS DURING    IN FUND COMPLEX      OTHER DIRECTORSHIPS
 AND AGE                   PORTFOLIOS     TIME SERVED    THE PAST FIVE YEARS             OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------
 William F. McCalpin       Chairman       1/08-Present   Formerly, Executive Vice        68                   Chairman of the
 151 Detroit Street                                      President and Chief Operating                        Board and Director
 Denver, CO 80206          Trustee        6/02-Present   Officer of The Rockefeller                           of The Investment
 DOB: 1957                                               Brothers Fund (a private                             Fund for
                                                         family foundation) (1998-                            Foundations
                                                         2006).                                               Investment Program
                                                                                                              (TIP) (consisting
                                                                                                              of 4 funds) and the
                                                                                                              F.B. Heron
                                                                                                              Foundation (a
                                                                                                              private grantmaking
                                                                                                              foundation).

---------------------------------------------------------------------------------------------------------------------------------
 Jerome S. Contro          Trustee        11/05-Present  General partner of Crosslink    68                   Director of
 151 Detroit Street                                      Capital, a private investment                        Envysion, Inc.
 Denver, CO 80206                                        firm (since 2008). Formerly,                         (internet
 DOB: 1956                                               partner of Tango Group, a                            technology), Lijit
                                                         private investment firm (1999-                       Networks, Inc.
                                                         2008).                                               (internet
                                                                                                              technology), and
                                                                                                              LogRhythm Inc.
                                                                                                              (software
                                                                                                              solutions).
---------------------------------------------------------------------------------------------------------------------------------
 John W. McCarter, Jr.     Trustee        6/02-Present   President and Chief Executive   68                   Chairman of the
 151 Detroit Street                                      Officer of The Field Museum of                       Board and Director
 Denver, CO 80206                                        Natural History (Chicago, IL)                        of Divergence Inc.
 DOB: 1938                                               (since 1997).                                        (biotechnology
                                                                                                              firm); Director of
                                                                                                              W.W. Grainger, Inc.
                                                                                                              (industrial
                                                                                                              distributor); and
                                                                                                              Trustee of WTTW
                                                                                                              (Chicago public
                                                                                                              television station)
                                                                                                              and the University
                                                                                                              of Chicago.
---------------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen          Trustee        9/93-Present   Chief Executive Officer of Red  68*                  Chairman of the
 151 Detroit Street                                      Robin Gourmet Burgers, Inc.                          Board (since 2005)
 Denver, CO 80206                                        (since 2005). Formerly,                              and Director of Red
 DOB: 1943                                               private investor.                                    Robin Gourmet
                                                                                                              Burgers, Inc.; and
                                                                                                              Director of Janus
                                                                                                              Capital Funds Plc
                                                                                                              (Dublin-based, non-
                                                                                                              U.S. funds).
---------------------------------------------------------------------------------------------------------------------------------





* Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 17 funds. Including Janus Capital Funds Plc and the 68 funds comprising the Janus Funds, Mr. Mullen oversees 85 funds.

---------------------------------------------------------------------------------------------------------------------------------
                                                             TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                           POSITIONS                                                     PORTFOLIOS
 NAME, ADDRESS,            HELD WITH      LENGTH OF      PRINCIPAL OCCUPATIONS DURING    IN FUND COMPLEX      OTHER DIRECTORSHIPS
 AND AGE                   PORTFOLIOS     TIME SERVED    THE PAST FIVE YEARS             OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONT'D.)
---------------------------------------------------------------------------------------------------------------------------------
 James T. Rothe            Trustee        1/97-Present   Co-founder and Managing         68                   Director of Red
 151 Detroit Street                                      Director of Roaring Fork                             Robin Gourmet
 Denver, CO 80206                                        Capital Management, LLC                              Burgers, Inc.
 DOB: 1943                                               (private investment in public
                                                         equity firm), and Professor
                                                         Emeritus of Business of the
                                                         University of Colorado,
                                                         Colorado Springs, CO (since
                                                         2004). Formerly, Professor of
                                                         Business of the University of
                                                         Colorado (2002-2004); and
                                                         Distinguished Visiting
                                                         Professor of Business (2001-
                                                         2002) of Thunderbird (American
                                                         Graduate School of
                                                         International Management),
                                                         Glendale, AZ.

---------------------------------------------------------------------------------------------------------------------------------
 William D. Stewart        Trustee        9/93-Present   Corporate Vice President and    68                   N/A
 151 Detroit Street                                      General Manager of MKS
 Denver, CO 80206                                        Instruments - HPS Products,
 DOB: 1944                                               Boulder, CO (a manufacturer of
                                                         vacuum fittings and valves).
---------------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger       Trustee        9/93-Present   Private Investor and            68                   N/A
 151 Detroit Street                                      Consultant to California
 Denver, CO 80206                                        Planned Unit Developments
 DOB: 1938                                               (since 1994). Formerly, CEO
                                                         and President of Marwal, Inc.
                                                         (homeowner association
                                                         management company).
---------------------------------------------------------------------------------------------------------------------------------
 Linda S. Wolf             Trustee        12/05-Present  Retired. Formerly, Chairman     68                   Director of Wal-
 151 Detroit Street                                      and Chief Executive Officer of                       Mart, The Field
 Denver, CO 80206                                        Leo Burnett (Worldwide)                              Museum of Natural
 DOB: 1947                                               (advertising agency) (2001-                          History (Chicago,
                                                         2005).                                               IL), Children's
                                                                                                              Memorial Hospital
                                                                                                              (Chicago, IL),
                                                                                                              Chicago Council on
                                                                                                              Global Affairs, and
                                                                                                              InnerWorkings (U.S.
                                                                                                              provider of print
                                                                                                              procurement
                                                                                                              solutions).
---------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                           OFFICERS
------------------------------------------------------------------------------------------------------------------------------
                                                                 TERM OF
                                                                 OFFICE* AND
 NAME, ADDRESS                                                   LENGTH OF         PRINCIPAL OCCUPATIONS DURING THE PAST FIVE
 AND AGE                      POSITIONS HELD WITH PORTFOLIOS     TIME SERVED       YEARS
------------------------------------------------------------------------------------------------------------------------------
 Andrew Acker                 Executive Vice President and       5/07-Present      Vice President and Research Analyst of
 151 Detroit Street           Portfolio Manager                                    Janus Capital, and Portfolio Manager for
 Denver, CO 80206             Global Life Sciences Portfolio                       other Janus accounts.
 DOB: 1972
------------------------------------------------------------------------------------------------------------------------------
 Jonathan D. Coleman          Executive Vice President and Co-   11/07-Present     Co-Chief Investment Officer and Executive
 151 Detroit Street           Portfolio Manager                                    Vice President of Janus Capital, and
 Denver, CO 80206             Janus Portfolio                                      Portfolio Manager for other Janus accounts.
 DOB: 1971                                                                         Formerly, Portfolio Manager (2002-2007) for
                                                                                   Enterprise Portfolio and Vice President
                                                                                   (1998-2006) for Janus Capital.
------------------------------------------------------------------------------------------------------------------------------
 Brian Demain                 Executive Vice President and       11/07-Present     Vice President of Janus Capital. Formerly,
 151 Detroit Street           Portfolio Manager                                    Assistant Portfolio Manager (2002-2007) of
 Denver, CO 80206             Enterprise Portfolio                                 Enterprise Portfolio and Analyst (1999-
 DOB: 1977                                                                         2007) for Janus Capital.
------------------------------------------------------------------------------------------------------------------------------
 James P. Goff                Executive Vice President           11/07-Present     Vice President and Director of Research of
 151 Detroit Street           Research Core Portfolio                              Janus Capital.
 Denver, CO 80206
 DOB: 1964
------------------------------------------------------------------------------------------------------------------------------
 Brent A. Lynn                Executive Vice President and       1/01-Present      Vice President of Janus Capital.
 151 Detroit Street           Portfolio Manager
 Denver, CO 80206             Overseas Portfolio
 DOB: 1964
------------------------------------------------------------------------------------------------------------------------------
 Marc Pinto                   Executive Vice President and       5/05-Present      Vice President of Janus Capital and
 151 Detroit Street           Co-Portfolio Manager                                 Portfolio Manager for other Janus accounts.
 Denver, CO 80206             Balanced Portfolio
 DOB: 1961
                              Executive Vice President and       11/07-Present
                              Portfolio Manager
                              Growth and Income Portfolio
------------------------------------------------------------------------------------------------------------------------------
 Daniel Riff                  Executive Vice President and Co-   11/07-Present     Portfolio Manager for other Janus accounts.
 151 Detroit Street           Portfolio Manager                                    Formerly, Analyst (2003-2007) for Janus
 Denver, CO 80206             Janus Portfolio                                      Capital.
 DOB: 1972
------------------------------------------------------------------------------------------------------------------------------
 Ron Sachs                    Executive Vice President and       1/08-Present      Vice President of Janus Capital and
 151 Detroit Street           Portfolio Manager                                    Portfolio Manager for other Janus accounts.
 Denver, CO 80206             Forty Portfolio
 DOB: 1967
------------------------------------------------------------------------------------------------------------------------------
 Gibson Smith                 Executive Vice President and       5/05-Present      Co-Chief Investment Officer and Executive
 151 Detroit Street           Co-Portfolio Manager                                 Vice President of Janus Capital; Executive
 Denver, CO 80206             Balanced Portfolio                                   Vice President of Janus Distributors LLC
 DOB: 1968                                                                         and Janus Services LLC; and Portfolio
                              Executive Vice President and       5/07-Present      Manager for other Janus accounts.
                              Co-Portfolio Manager                                 Formerly,Vice President (2003-2006) of
                              Flexible Bond Portfolio                              Janus Capital.
------------------------------------------------------------------------------------------------------------------------------
 Darrell Watters              Executive Vice President and       5/07-Present      Vice President and Research Analyst for
 151 Detroit Street           Co-Portfolio Manager                                 Janus Capital and Portfolio Manager for
 Denver, CO 80206             Flexible Bond Portfolio                              other Janus accounts.
 DOB: 1963
------------------------------------------------------------------------------------------------------------------------------
 Burton H. Wilson             Executive Vice President and       2/06-Present      Vice President for Janus Capital and
 151 Detroit Street           Portfolio Manager                                    Portfolio Manager for other Janus accounts.
 Denver, CO 80206             Global Technology Portfolio                          Formerly, Research Analyst (2000-2004) for
 DOB: 1963                                                                         Lincoln Equity Management.
------------------------------------------------------------------------------------------------------------------------------






* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

------------------------------------------------------------------------------------------------------------------------------
                                                           OFFICERS
------------------------------------------------------------------------------------------------------------------------------
                                                                 TERM OF
                                                                 OFFICE* AND
 NAME, ADDRESS                                                   LENGTH OF         PRINCIPAL OCCUPATIONS DURING THE PAST FIVE
 AND AGE                      POSITIONS HELD WITH PORTFOLIOS     TIME SERVED       YEARS
------------------------------------------------------------------------------------------------------------------------------
 Laurent Saltiel              Executive Vice President and       04/09-Present     Vice President of Janus Capital and
 151 Detroit Street           Portfolio Manager                                    Portfolio Manager for other Janus accounts.
 Denver, CO 80206             Worldwide Portfolio
 DOB: 1969

------------------------------------------------------------------------------------------------------------------------------
 Robin C. Beery               President and Chief Executive      4/08-Present      Executive Vice President and Chief
 151 Detroit Street           Officer                                              Marketing Officer of Janus Capital Group
 Denver, CO 80206                                                                  Inc. and Janus Capital; Executive Vice
 DOB: 1967                                                                         President of Janus Distributors LLC and
                                                                                   Janus Services LLC; and Working Director of
                                                                                   INTECH Investment Management LLC. Formerly,
                                                                                   President (2002-2007) and Director (2000-
                                                                                   2007) of The Janus Foundation; President
                                                                                   (2004-2006) and Vice President and Chief
                                                                                   Marketing Officer (2003-2004) of Janus
                                                                                   Services LLC; and Senior Vice President
                                                                                   (2003-2005) of Janus Capital Group Inc. and
                                                                                   Janus Capital.
------------------------------------------------------------------------------------------------------------------------------
 Stephanie                    Chief Legal Counsel and            1/06-Present      Vice President and Assistant General
 Grauerholz-Lofton            Secretary                                            Counsel of Janus Capital, and Vice
 151 Detroit Street                                                                President and Assistant Secretary of Janus
 Denver, CO 80206             Vice President                     3/06-Present      Distributors LLC. Formerly, Assistant Vice
 DOB: 1970                                                                         President of Janus Capital and Janus
                                                                                   Distributors LLC (2006).
------------------------------------------------------------------------------------------------------------------------------
 David R. Kowalski            Vice President, Chief Compliance   6/02-Present      Senior Vice President and Chief Compliance
 151 Detroit Street           Officer, and Anti-Money                              Officer of Janus Capital, Janus
 Denver, CO 80206             Laundering Officer                                   Distributors LLC, and Janus Services LLC;
 DOB: 1957                                                                         and Vice President of INTECH Investment
                                                                                   Management LLC. Formerly, Chief Compliance
                                                                                   Officer of Bay Isle Financial LLC (2003-
                                                                                   2008) and INTECH Investment Management LLC
                                                                                   (formerly named Enhanced Investment
                                                                                   Technologies, LLC) (2003-2005); Vice
                                                                                   President of Janus Capital (2000-2005) and
                                                                                   Janus Services LLC (2004-2005); and
                                                                                   Assistant Vice President of Janus Services
                                                                                   LLC (2000-2004).
------------------------------------------------------------------------------------------------------------------------------
 Jesper Nergaard              Chief Financial Officer            3/05-Present      Vice President of Janus Capital. Formerly,
 151 Detroit Street                                                                Director of Financial Reporting for
 Denver, CO 80206             Vice President, Treasurer, and     2/05-Present      OppenheimerFunds, Inc. (2004-2005); Site
 DOB: 1962                    Principal Accounting Officer                         Manager and First Vice President of Mellon
                                                                                   Global Securities Services (2003); and
                                                                                   Director of Fund Accounting, Project
                                                                                   Development, and Training of INVESCO Funds
                                                                                   Group (1994-2003).
------------------------------------------------------------------------------------------------------------------------------




* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

  The Trustees are responsible for major decisions relating to the establishment or change of each Portfolio's objective(s), policies, and techniques. The Trustees also supervise the operation of the Portfolios by their officers and review the investment decisions of the officers, although the Trustees do not actively participate on a regular basis in making such decisions. The Board of Trustees has seven standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Investment Oversight Committee, Legal and Regulatory Committee, Money Market Committee, Nominating and Governance Committee, and Pricing Committee. Each committee is comprised entirely of Independent Trustees. Information about each committee's functions is provided in the following table:




---------------------------------------------------------------------------------------------------------------------------
                                                                    MEMBERS                         NUMBER OF MEETINGS HELD
                             SUMMARY OF FUNCTIONS                   (INDEPENDENT TRUSTEES)          DURING LAST FISCAL YEAR
---------------------------------------------------------------------------------------------------------------------------
 AUDIT COMMITTEE             Reviews the financial reporting        Jerome S. Contro (Chair)                   4
                             process, the system of internal        John W. McCarter, Jr.
                             controls over financial reporting,     Dennis B. Mullen
                             disclosure controls and procedures,
                             Form N-CSR filings, and the audit
                             process. The Committee's review of
                             the audit process includes, among
                             other things, the appointment,
                             compensation, and oversight of the
                             auditors and pre-approval of all
                             audit and nonaudit services.
---------------------------------------------------------------------------------------------------------------------------
 BROKERAGE COMMITTEE         Reviews and makes recommendations      James T. Rothe (Chair)                     4
                             regarding matters related to the       Jerome S. Contro
                             Trust's use of brokerage commissions   Martin H. Waldinger
                             and placement of portfolio
                             transactions.
---------------------------------------------------------------------------------------------------------------------------
 INVESTMENT OVERSIGHT        Oversees the investment activities     Dennis B. Mullen (Chair)                   5
 COMMITTEE                   of the Trust's non-money market        Jerome S. Contro
                             funds.                                 William F. McCalpin
                                                                    John W. McCarter, Jr.
                                                                    James T. Rothe
                                                                    William D. Stewart
                                                                    Martin H. Waldinger
                                                                    Linda S. Wolf
---------------------------------------------------------------------------------------------------------------------------
 LEGAL AND REGULATORY        Oversees compliance with various       Linda S. Wolf (Chair)                      12
 COMMITTEE                   procedures adopted by the Trust,       William F. McCalpin
                             reviews registration statements on     William D. Stewart
                             Form N-1A, oversees the
                             implementation and administration of
                             the Trust's Proxy Voting Guidelines.
---------------------------------------------------------------------------------------------------------------------------
 MONEY MARKET COMMITTEE      Reviews various matters related to     Jerome S. Contro (Chair)                   5
                             the operations of the Janus money      James T. Rothe
                             market funds, including compliance     Martin H. Waldinger
                             with their Money Market Fund
                             Procedures.
---------------------------------------------------------------------------------------------------------------------------
 NOMINATING AND              Identifies and recommends              John W. McCarter, Jr. (Chair)              5
 GOVERNANCE COMMITTEE        individuals for election as Trustee,   William F. McCalpin
                             consults with Management in planning   Dennis B. Mullen
                             Trustee meetings, and oversees the
                             administration of, and ensures
                             compliance with, the Trust's
                             Governance Procedures and
                             Guidelines.
---------------------------------------------------------------------------------------------------------------------------
 PRICING COMMITTEE           Determines a fair value of             William D. Stewart (Chair)                 17
                             securities for which market            James T. Rothe
                             quotations are not readily available   Linda S. Wolf
                             or are deemed not to be reliable,
                             pursuant to procedures adopted by
                             the Trustees and reviews other
                             matters related to the pricing of
                             securities.
---------------------------------------------------------------------------------------------------------------------------

  Under the Trust's Governance Procedures and Guidelines, the Trustees are expected to invest in one or more (but not necessarily all) funds advised by Janus Capital for which they serve as Trustee, to the extent they are directly eligible to do so. These investments may include amounts held under a deferred compensation plan that are valued based on "shadow investments" in such funds. Such investments, including the amount and which funds, are dictated by each Trustee's individual financial circumstances and investment goals. The Trustees cannot directly own Shares of the Portfolios without purchasing an insurance contract through one of the participating insurance companies or through a qualified plan. As a result, such Trustees as a group do not own any outstanding Shares of the Portfolios. The Trustees may, however, own shares of certain other Janus mutual funds that have comparable investment objectives and strategies as the Portfolios described in this SAI but offered through different distribution channels. The table below gives the aggregate dollar range of shares of all funds advised by Janus Capital and overseen by the Trustees (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2008.


------------------------------------------------------------------------------------------------------------------
                                                                AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                            DOLLAR RANGE OF EQUITY              REGISTERED INVESTMENT COMPANIES OVERSEEN BY
 NAME OF TRUSTEE            SECURITIES IN THE PORTFOLIOS        TRUSTEE IN JANUS FUNDS
------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------
 DENNIS B. MULLEN           None                                Over $100,000(1)
------------------------------------------------------------------------------------------------------------------
 JEROME S. CONTRO           None                                Over $100,000(1)
------------------------------------------------------------------------------------------------------------------
 WILLIAM F. MCCALPIN        None                                Over $100,000
------------------------------------------------------------------------------------------------------------------
 JOHN W. MCCARTER, JR.      None                                Over $100,000
------------------------------------------------------------------------------------------------------------------
 JAMES T. ROTHE             None                                Over $100,000
------------------------------------------------------------------------------------------------------------------
 WILLIAM D. STEWART         None                                Over $100,000
------------------------------------------------------------------------------------------------------------------
 MARTIN H. WALDINGER        None                                Over $100,000(1)
------------------------------------------------------------------------------------------------------------------
 LINDA S. WOLF              None                                Over $100,000(1)
------------------------------------------------------------------------------------------------------------------



(1) Ownership shown includes amounts held under a deferred compensation plan that are valued based on "shadow investments" in one or more funds.


  The Trust pays each Independent Trustee an annual retainer plus a fee for each regular in-person meeting of the Trustees attended, a fee for in-person meetings of committees attended if convened on a date other than that of a regularly scheduled meeting, and a fee for telephone meetings of the Trustees and committees. In addition, committee chairs and the Chairman of the Board of Trustees receive an additional supplemental retainer. Each current Independent Trustee also receives fees from other Janus funds for serving as Trustee of those funds. Janus Capital pays persons who are directors, officers, or employees of Janus Capital or any affiliate thereof, or any Trustee considered an "interested" Trustee, for their services as Trustees or officers. The Trust and other funds managed by Janus Capital may pay all or a portion of the compensation and related expenses of the Portfolios' Chief Compliance Officer and compliance staff, as authorized from time to time by the Trustees.

  The following table shows the aggregate compensation paid to each Independent Trustee by the Portfolios described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Portfolios or the Janus Funds. Effective January 1, 2006, the Trustees established a deferred compensation plan under which the Trustees may elect to defer receipt of all, or a portion, of the compensation they earn for their services to the Portfolios, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by Janus Capital ("shadow investments").




                                                                Aggregate Compensation          Total Compensation
                                                               from the Portfolios for       from the Janus Funds for
                                                                  fiscal year ended            calendar year ended
  Name of Person, Position                                        December 31, 2008          December 31, 2008(1)(2)
----------------------------------------------------------------------------------------------------------------------
  INDEPENDENT TRUSTEES
  William F. McCalpin, Chairman and Trustee(3)                         $35,324                       $391,500
  Jerome S. Contro, Trustee                                            $25,285                       $303,000
  John W. McCarter, Jr., Trustee                                       $25,393                       $281,250
  Dennis B. Mullen, Trustee                                            $26,465                       $344,872
  James T. Rothe, Trustee                                              $26,646                       $306,250
  William D. Stewart, Trustee                                          $27,916                       $309,250
  Martin H. Waldinger, Trustee                                         $23,306                       $272,500
  Linda S. Wolf, Trustee                                               $26,533                       $293,750





  (1) For all Trustees except Mr. Mullen, includes compensation for service on the boards of three Janus trusts comprised of 74 portfolios. For Mr. Mullen, includes compensation for service on the boards of four Janus trusts comprised of 91 portfolios (17 portfolios of which are for service on the board of Janus Capital Funds Plc, an offshore product).


  (2) Total compensation received from the Janus Funds includes any amounts deferred under the deferred compensation plan. The deferred compensation amounts for the period shown are as follows: Jerome S. Contro $303,000; Martin H. Waldinger $68,125; and Linda S. Wolf $73,438.

  (3) Aggregate compensation received from the Portfolios includes additional compensation paid for service as Independent Chairman of the Board of Trustees. Total compensation received from all Janus Funds includes additional compensation paid for service as Independent Chairman of the boards of three Janus trusts, including the Trust, and compensation for service as a director of Janus Capital Funds Plc.

JANUS INVESTMENT PERSONNEL

  OTHER ACCOUNTS MANAGED




  The following table provides information relating to other accounts managed by the portfolio managers and/or investment personnel as of December 31, 2008 and may not account for portfolio manager changes subsequent to that date. To the extent that any of the accounts pay advisory fees based on account performance, information on those accounts is separately listed.



                                                                  Other Registered
                                                                     Investment           Other Pooled
                                                                      Companies       Investment Vehicles    Other Accounts
  -------------------------------------------------------------------------------------------------------------------------
  Andrew Acker               Number of Other Accounts Managed                    3               None                     1(1)
                             Assets in Other Accounts Managed      $   739,195,994               None        $  625,871,392

  Jonathan D. Coleman        Number of Other Accounts Managed                    6               None                     2
                             Assets in Other Accounts Managed      $ 8,793,956,026               None        $   15,235,402

  Brian Demain               Number of Other Accounts Managed                    3                  1                     5
                             Assets in Other Accounts Managed      $ 1,751,979,287        $28,682,342        $   70,270,600

  James P. Goff              Number of Other Accounts Managed                   12(2)            None                     5
                             Assets in Other Accounts Managed      $ 3,841,296,896               None        $   40,343,543

  Brent A. Lynn              Number of Other Accounts Managed                    2               None                  None
                             Assets in Other Accounts Managed      $ 5,127,105,071               None                  None

  Marc Pinto                 Number of Other Accounts Managed                    8                  2                    26(3)
                             Assets in Other Accounts Managed      $ 5,116,964,661        $ 9,617,300        $  182,579,757

  Daniel Riff                Number of Other Accounts Managed                    7               None                     2
                             Assets in Other Accounts Managed      $ 9,230,253,252               None        $   15,235,402

  Ron Sachs                  Number of Other Accounts Managed                   17                  1                    10(4)
                             Assets in Other Accounts Managed      $13,483,601,949        $49,941,927        $1,164,048,644

  Laurent Saltiel(5)         Number of Other Accounts Managed                    5(6)               1                  None
                             Assets in Other Accounts Managed      $ 2,097,744,106        $52,736,683                  None

  Gibson Smith               Number of Other Accounts Managed                   12               None                     2
                             Assets in Other Accounts Managed      $ 4,103,649,542               None        $   31,431,989

  Darrell Watters            Number of Other Accounts Managed                   10               None                  None
                             Assets in Other Accounts Managed      $ 2,814,355,066               None                  None

  Burton H. Wilson           Number of Other Accounts Managed                    3               None                  None
                             Assets in Other Accounts Managed      $   572,971,335               None                  None





  (1) One of the accounts included in the total, consisting of $625,871,392 of the total assets, has a performance-based advisory fee.


  (2) Three of the accounts included in the total, consisting of $2,548,160,227 of the total assets, have performance-based advisory fees.


  (3) One of the accounts included in the total, consisting of $93,907,638 of the total assets, has a performance-based advisory fee.


  (4) One of the accounts included in the total, consisting of $150,380,470 of the total assets, has a performance-based advisory fee.


  (5) Effective April 1, 2009, Portfolio Manager Laurent Saltiel assumed responsibility for the day-to-day management of Worldwide Portfolio. Information provided under "Other Registered Investment Companies" reflects the 12/31/08 assets of the Worldwide funds. Information provided in the remaining two columns reflects data related to other non-mutual fund accounts managed by Mr. Saltiel as of 12/31/08.


  (6) Four of the accounts included in the total, consisting of $2,091,427,834 of the total assets, have performance-based advisory fees.


  MATERIAL CONFLICTS

  As shown in the table above, certain portfolio managers and/or investment personnel may manage other accounts with investment strategies similar to the Portfolios. Those other accounts may include other Janus funds, private-label mutual funds for which Janus Capital serves as subadviser, and separately managed accounts. Fees earned by Janus Capital may vary among these accounts, the portfolio managers and/or investment personnel may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. In addition, certain portfolio managers and/or investment personnel may also have roles as research analysts for one or more Janus funds and receive compensation with respect to the analyst role. These factors could create conflicts of interest because a portfolio manager and/or investment personnel may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming a Portfolio. A conflict may also exist if a portfolio manager and/or investment personnel identifies a limited investment opportunity that may be appropriate for more than one account, but a Portfolio is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager and/or investment personnel may execute transactions for another account that may adversely impact the value of securities held by the Portfolio. However, Janus Capital believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular portfolio manager and/or investment personnel are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus Capital has adopted trade allocation procedures that govern allocation of securities among various Janus accounts. Trade allocation and personal trading are described in further detail under "Additional Information About Janus Capital and the Subadviser."

  Janus Capital is the adviser to the Portfolios and the Janus "funds of funds," which are funds that invest primarily in other Janus Capital mutual funds. Because Janus Capital is the adviser to the Janus "funds of funds" and the Portfolios, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such Portfolios. In addition, the Janus "funds of funds" portfolio manager, who also serves as Senior Vice President of Risk and Trading of Janus Capital, has regular and continuous access to information regarding the holdings of the Portfolios, as well as knowledge of, and potential impact on, investment strategies and techniques of the Portfolios. Janus Capital believes these potential conflicts may be mitigated through its compliance monitoring, including that of asset allocations by the portfolio manager. In addition, Janus Capital has retained an independent consultant to provide research and consulting services with respect to asset allocation and investments for the Janus Smart Portfolios, which are "funds of funds" in a different trust.

  COMPENSATION INFORMATION

  The following describes the structure and method of calculating a portfolio manager's compensation as of December 31, 2008.

  Portfolio managers and, if applicable, co-portfolio managers ("portfolio manager" or "portfolio managers") are compensated for managing a Portfolio and any other funds, portfolios, or accounts for which they have exclusive or shared responsibilities (collectively, the "Managed Funds") through two components: fixed compensation and variable compensation. Certain portfolio managers are eligible to receive additional discretionary compensation in recognition of their continued analyst responsibilities, and the Chief Investment Officers ("CIO") of Janus Capital are eligible for additional variable compensation in recognition of their CIO roles, each as noted below.

  FIXED COMPENSATION: Fixed compensation is paid in cash and is comprised of an annual base salary established based on factors such as the complexity of managing funds and other accounts and scope of responsibility (including assets under management).

  VARIABLE COMPENSATION: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture of JCGI restricted stock, stock options, and a cash-deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by the portfolio manager). Variable compensation is calculated based on pre-tax performance of the Managed Funds.

  Variable compensation is structured to pay a portfolio manager primarily on the Managed Funds' performance, with additional discretionary compensation available from one or more bonus pools as discussed below.

  Aggregate compensation derived from the Managed Funds' performance is calculated based upon a percentage of the total revenue received on the Managed Funds adjusted to reflect the actual performance of such Managed Funds. Actual performance is calculated based on the Managed Funds' aggregate asset-weighted Lipper peer group performance ranking on a one-, three-, and five-year rolling period basis with a predominant weighting on the Managed Funds' performance in the three- and five-year periods. The compensation determined from the Managed Funds' performance is then allocated to the respective portfolio manager(s).

  A portfolio manager is also eligible to participate in a portfolio manager discretionary bonus pool. The size of the portfolio manager bonus pool fluctuates depending on both the revenue derived from firm-wide managed assets (excluding assets managed by subadvisers) and the investment performance of such firm-wide managed assets. Compensation from the portfolio manager bonus pool is then allocated among the eligible respective participants at the discretion of Janus Capital based upon, among other things: (i) teamwork and support of team culture; (ii) mentoring of analysts; (iii) contributions to the sales process; and (iv) client relationships.

  ANALYST VARIABLE COMPENSATION: If a portfolio manager also has analyst responsibilities, then such portfolio manager is eligible to participate in a discretionary analyst team pool. The aggregate compensation available under the analyst team pool is derived from a formula tied to a combination of the aggregate fund-weighted and asset-weighted Lipper peer group performance ranking of certain Janus mutual funds for one- and three-year rolling periods, subject to a reduction in the event of absolute negative performance. The analyst team pool is then allocated among the eligible analysts at the discretion of Janus Capital based on factors which may include performance of investment recommendations, individual and team contributions, scope of coverage, and other subjective criteria.

  CIO VARIABLE COMPENSATION: The CIOs are entitled to additional compensation in consideration of their role as CIO of Janus Capital that is generally based on firm-wide investment performance (excluding assets managed by subadvisers), Janus-managed net long-term flows (excluding assets managed by subadvisers and money market funds), investment team leadership factors, and overall corporate leadership factors. Variable compensation from firm-wide investment performance is calculated based upon the firm-wide aggregate asset-weighted Lipper peer group performance ranking on a one- and three-year rolling period basis.

  Portfolio managers may elect to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JCGI's Executive Income Deferral Program.

  ADDITIONAL COMPENSATION INFORMATION

  The following describes the structure and method of calculating compensation for James Goff, Director of Research, as of December 31, 2008.

  Mr. Goff is compensated for his role as Director of Research and for managing a Portfolio and any other funds, portfolios, or accounts managed by Mr. Goff through two components: fixed compensation and variable compensation.

  FIXED COMPENSATION: Fixed compensation is paid in cash and is comprised of an annual base salary based on factors such as his scope of responsibility, tenure, his performance as the Director of Research, and for managing funds.

  VARIABLE COMPENSATION: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture of JCGI restricted stock, stock options, and a cash-deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by Mr. Goff). Mr. Goff's variable compensation is based on four components:
  (i) firm-wide investment performance; (ii) Janus Capital long-term net flows (excluding assets managed by subadvisers and money market funds); (iii) certain strategic objectives, including investment team culture, analyst recruitment and development, continued enhancements to the research process, and contributions to sales and client efforts; and (iv) the research portfolios' investment performance. Variable compensation from firm-wide investment performance and the research portfolios' investment performance is calculated based upon a percentage of the revenue received from the applicable funds (excluding assets managed by subadvisers) and is adjusted to reflect the actual performance of such funds. Actual performance is calculated based on the applicable funds' aggregate asset-weighted Lipper peer group performance ranking on a one- and three-year rolling period basis (with a predominant weighting on three-year performance for the research portfolios investment performance calculation).

  Mr. Goff may elect to defer payment of a designated percentage of his fixed compensation and/or up to all of his variable compensation in accordance with JCGI's Executive Income Deferral Program.

  Each Portfolio's Lipper peer group for compensation purposes is shown in the following table:

  Portfolio                                      Lipper Peer Group
  ----------------------------------------------------------------------------------------------
  BOND
    Flexible Bond Portfolio                      VA Intermediate Investment Grade Debt Funds

  GROWTH & CORE
    Balanced Portfolio                           VA Mixed-Asset Target Allocation Moderate Funds
    Enterprise Portfolio                         VA Mid-Cap Growth Funds
    Forty Portfolio                              VA Large-Cap Growth Funds
    Growth and Income Portfolio                  VA Large-Cap Core Funds
    Janus Portfolio                              VA Large-Cap Growth Funds
    Research Core Portfolio                      VA Large-Cap Core Funds

  INTERNATIONAL & GLOBAL
    Overseas Portfolio                           VA International Funds
    Worldwide Portfolio                          VA Global Funds

  SPECIALTY EQUITY
    Global Life Sciences Portfolio               VA Health/Biotechnology Funds
    Global Technology Portfolio                  VA Science & Technology Funds


PERKINS INVESTMENT PERSONNEL

  OTHER ACCOUNTS MANAGED

  The following table provides information relating to other accounts managed by the portfolio managers as of December 31, 2008. To the extent that any of the accounts pay advisory fees based on account performance, information on those accounts is separately listed.




                                                                  Other Registered
                                                                     Investment           Other Pooled
                                                                    Companies(1)      Investment Vehicles    Other Accounts
  -------------------------------------------------------------------------------------------------------------------------
  Jeffrey Kautz              Number of Other Accounts Managed                   6                    None               17
                             Assets in Other Accounts Managed      $8,428,978,099                    None     $554,865,287

  Thomas Perkins             Number of Other Accounts Managed                   6                    None               42
                             Assets in Other Accounts Managed      $8,428,978,099                    None     $579,302,075





  (1) Three of the accounts included in the total, consisting of $6,872,382,036 of the total assets in the category, have performance-based advisory fees.


  MATERIAL CONFLICTS

  As shown in the table above, Mid Cap Value Portfolio's portfolio managers may manage other funds and accounts with investment strategies similar to the Portfolio. Fees earned by the adviser may vary among these accounts, the portfolio managers may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming the Portfolio. A conflict may also exist if a portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but the Portfolio is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio managers may execute transactions for another account that may adversely impact the value of securities held by the Portfolio. However, Perkins believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by the portfolio managers are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes and similar factors. Information regarding Perkins' trade allocation procedures is described under "Additional Information About Janus Capital and the Subadvisers."

  COMPENSATION INFORMATION




  The following describes the structure and method of calculating a portfolio manager's compensation as of December 31, 2008.



  Portfolio managers and, if applicable, co-portfolio managers ("portfolio manager" or "portfolio managers") are compensated for managing a Portfolio and any other funds, portfolios or accounts for which they have exclusive or shared responsibilities (collectively, the "Managed Funds") through two components: fixed compensation and variable compensation. Certain portfolio managers are eligible to receive additional discretionary compensation in recognition of their continued analyst responsibilities, and the Chief Investment Officer ("CIO") of Perkins is eligible for additional variable compensation in recognition of his CIO role. In addition, certain portfolio managers who have an ownership interest or profits interest in Perkins may receive compensation through those interests.



  FIXED COMPENSATION: Fixed compensation is paid in cash and is comprised of an annual base salary established based on factors such as the complexity of managing funds and other accounts and scope of responsibility (including assets under management).



  VARIABLE COMPENSATION: Variable compensation is paid in cash and long-term incentive awards (consisting of a mixture of JCGI restricted stock, stock options, and a cash-deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by the portfolio manager). Variable compensation is calculated based on pre-tax performance of the Managed Funds.



  Variable compensation is structured to pay a portfolio manager primarily on the Managed Funds' performance, with additional discretionary compensation available from a discretionary bonus pool.



  Aggregate compensation derived from the Managed Funds' performance is calculated based upon a percentage of the total revenue received on the Managed Funds adjusted to reflect the actual performance of such Managed Funds. Actual performance is calculated based on the Managed Funds' aggregate asset-weighted Lipper peer group performance ranking on a one-, three-, and five-year rolling period basis with a predominant weighting on the Managed Funds' performance in the three- and five-year periods. The compensation determined from the Managed Funds' performance is then allocated to the respective portfolio manager(s).



  A portfolio manager is also eligible to participate in a Perkins discretionary bonus pool. The size of the discretionary bonus pool fluctuates depending on both the revenue derived from firm-wide managed assets and the investment performance of such firm-wide managed assets. Compensation from the discretionary bonus pool is then allocated among the eligible respective participants at the discretion of Perkins based upon, among other things: (i) teamwork and support of team culture; (ii) mentoring of analysts; (iii) contributions to the sales process; and (iv) client relationships.



  ANALYST VARIABLE COMPENSATION: If a portfolio manager also has analyst responsibilities, then such portfolio manager is further eligible to participate in the Perkins discretionary bonus pool. The discretionary bonus pool is allocated among the eligible analysts at the discretion of Perkins based on factors which may include performance of investment recommendations, performance of an analyst run paper based portfolio, individual and team contributions, scope of coverage, and other subjective criteria.

OWNERSHIP OF SECURITIES


  The portfolio managers and/or investment personnel cannot directly own Shares of the Portfolios without purchasing an insurance contract through one of the participating insurance companies or through a qualified plan. As a result, such portfolio managers and/or investment personnel as a group do not own any outstanding Shares of the Portfolios. The portfolio managers and/or investment personnel may, however, own shares of certain other Janus mutual funds which have comparable investment objectives and strategies to the Portfolios which they manage. The following table reflects the portfolio managers' and/or investment personnel's ownership in the Janus Funds as of December 31, 2008.



----------------------------------------------------------------------------------------------------------------------
                            DOLLAR RANGE OF EQUITY                     AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
 INVESTMENT PERSONNEL       SECURITIES IN THE PORTFOLIO(S) MANAGED     JANUS FUNDS
----------------------------------------------------------------------------------------------------------------------
 JANUS CAPITAL
----------------------------------------------------------------------------------------------------------------------
 ANDREW ACKER               None                                       Over $1,000,000
----------------------------------------------------------------------------------------------------------------------
 JONATHAN D. COLEMAN        None                                       Over $1,000,000
----------------------------------------------------------------------------------------------------------------------
 BRIAN DEMAIN               None                                       Over $1,000,000
----------------------------------------------------------------------------------------------------------------------
 JAMES P. GOFF              None                                       Over $1,000,000
----------------------------------------------------------------------------------------------------------------------
 BRENT A. LYNN              None                                       Over $1,000,000
----------------------------------------------------------------------------------------------------------------------
 MARC PINTO                 None                                       Over $1,000,000
----------------------------------------------------------------------------------------------------------------------
 DANIEL RIFF                None                                       $500,001 - $1,000,000
----------------------------------------------------------------------------------------------------------------------
 RON SACHS                  None                                       Over $1,000,000
----------------------------------------------------------------------------------------------------------------------
 LAURENT SALTIEL            None                                       Over $1,000,000
----------------------------------------------------------------------------------------------------------------------
 GIBSON SMITH               None                                       Over $1,000,000
----------------------------------------------------------------------------------------------------------------------
 DARRELL WATTERS            None                                       Over $1,000,000
----------------------------------------------------------------------------------------------------------------------
 BURTON H. WILSON           None                                       $500,001 - $1,000,000
----------------------------------------------------------------------------------------------------------------------
 PERKINS
----------------------------------------------------------------------------------------------------------------------
 JEFFREY KAUTZ              None                                       $500,001 - $1,000,000
----------------------------------------------------------------------------------------------------------------------
 THOMAS PERKINS             None                                       Over $1,000,000
----------------------------------------------------------------------------------------------------------------------

SHARES OF THE TRUST
--------------------------------------------------------------------------------


NET ASSET VALUE DETERMINATION

  As stated in the Portfolios' Prospectuses, the net asset value ("NAV") of the Shares of each class of each Portfolio is determined once each day the New York Stock Exchange (the "NYSE") is open, as of the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The per share NAV for each class of each Portfolio is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares for the class. In determining NAV, securities listed on an Exchange, the Nasdaq National Market, and foreign markets are generally valued at the closing prices on such markets. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Portfolios are traded primarily in the over-the-counter markets. Valuations of such securities are furnished by one or more pricing services employed by the Portfolios and approved by the Trustees and are based upon a computerized matrix system or appraisals obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter markets are generally valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the NYSE. Each Portfolio will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities, and ratings.

  Securities for which market quotations are not readily available or are deemed unreliable are valued at fair value determined in good faith under procedures established by and under the supervision of the Trustees (the "Valuation Procedures"). Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Portfolios may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

  Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which a Portfolio's NAV is not calculated. A Portfolio calculates its NAV per share, and therefore effects sales, redemptions, and repurchases of its shares, as of the close of the NYSE once each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, then that security may be valued in good faith under the Valuation Procedures.

  To the extent there are any errors in a Portfolio's NAV calculation, Janus may, at its discretion, reprocess individual shareholder transactions so that each shareholder's account reflects the accurate corrected NAV.

PURCHASES

  Shares of the Portfolios can be purchased only by (i) the separate accounts of participating insurance companies for the purpose of funding variable insurance contracts and (ii) certain qualified retirement plans. Participating insurance companies and certain designated organizations are authorized to receive purchase orders on the Portfolios' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by a Portfolio when authorized organizations, their agents, or affiliates receive the order provided that such designated organizations or their agents or affiliates transmit the order to the Portfolio within contractually specified periods. The Portfolios are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. In order to receive a day's price, your purchase request must be received in good order by the close of the regular trading session of the NYSE as described above in "Net Asset Value Determination." The prospectus for your insurance company's separate account or your plan documents contain detailed information about investing in the Portfolios.

  The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

  Procedures to implement the Program include, but are not limited to, determining that insurance companies or plan sponsors have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control ("OFAC"), and a review of all new account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

REDEMPTIONS

  Redemptions, like purchases, may only be effected through the separate accounts of participating insurance companies or qualified retirement plans. Certain designated organizations are authorized to receive redemption orders on the Portfolios' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by a Portfolio when authorized organizations, their agents, or affiliates receive the order. The Portfolios are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.


  Shares normally will be redeemed for cash, although each Portfolio retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a portfolio, by delivery of securities selected from its assets at its discretion. However, the Portfolios are governed by Rule 18f-1 under the 1940 Act, which requires each Portfolio to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Portfolio will have the option of redeeming the excess in cash or in-kind. If shares are redeemed in-kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described under "Shares of the Trust - Net Asset Value Determination" and such valuation will be made as of the same time the redemption price is determined.


  The Portfolios reserve the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Portfolios to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or
  (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, AND TAX STATUS
--------------------------------------------------------------------------------


  The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Portfolios. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this SAI. However, tax laws may change or be subject to new interpretation by the courts or the IRS, possibly with retroactive effect. Investors are therefore advised to consult with their own tax advisers before making an investment in the Portfolios.

  It is a policy of the Portfolios' Shares to make distributions of substantially all of their respective investment income and any net realized capital gains. The Portfolios intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. If a Portfolio failed to qualify as a regulated investment company in any taxable year, the Portfolio may be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for "qualified dividend income." In addition, the Portfolios could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as regulated investment companies that are accorded special tax treatment. In addition, each Portfolio intends to comply with the diversification requirements of Internal Revenue Code Section 817(h) related to the tax-deferred status of insurance company separate accounts.

  Unless otherwise instructed, all income dividends and capital gains distributions, if any, on a Portfolio's Shares are reinvested automatically in additional Shares of that Portfolio at the NAV determined on the first business day following the record date.

  The Portfolios may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the Internal Revenue Code. In order to avoid taxes and interest that must be paid by the Portfolios, the Portfolios may make various elections permitted by the tax laws. However, these elections could require that the Portfolios recognize taxable income, which in turn must be distributed even though the Portfolios may not have received any income upon such an event.

  Some foreign securities purchased by the Portfolios may be subject to foreign taxes which could reduce the yield on such securities. If the amount of foreign taxes is significant in a particular year, the Portfolios that qualify under Section 853 of the Internal Revenue Code may elect to pass through such taxes to shareholders. If such election is not made by a Portfolio, any foreign taxes paid or accrued will represent an expense to the Portfolio, which will reduce its investment company taxable income.

  Because Shares of the Portfolios can only be purchased through variable insurance contracts or qualified plans, it is anticipated that any income dividends or capital gains distributions will be exempt from current taxation if left to accumulate within such contracts or plans. Refer to the prospectus for the separate account of the related insurance company or the plan documents for additional information.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------



  The officers and Trustees of the Portfolios cannot directly own Shares of the Portfolios without purchasing an insurance contract through one of the participating insurance companies or through a qualified plan. As a result, such officers and Trustees as a group do not own any outstanding Shares of the Portfolios. As of April 1, 2009, all of the outstanding Shares of the Portfolios were owned by certain insurance company separate accounts or qualified plans. The percentage ownership of each separate account or plan owning 5% or more of the Shares of any Portfolio is as follows:



  Portfolio Name                    Shareholder and Address of Record                             Percentage Ownership
----------------------------------------------------------------------------------------------------------------------

  Flexible Bond Portfolio           AUL Individual Variable Annuity                                      31.97%
                                    Unit Trust 1
                                    Indianapolis, IN

                                    AUL Group Retirement Account II                                      24.18%
                                    Indianapolis, IN

                                    GE Life & Annuity Company                                             7.50%
                                    Richmond, VA

                                    AUL American Investment Trust                                         6.59%
                                    Indianapolis, IN

                                    Lincoln Benefit Life                                                  5.11%
                                    Variable Annuity
                                    Lincoln, NE

  Balanced Portfolio                NYLife Distributors                                                  48.99%
                                    Parsippany, NJ

                                    GE Life & Annuity Company                                            13.78%
                                    Richmond, VA

                                    Kemper Investors Life Insurance Company                               7.86%
                                    Variable Annuity Separate Account
                                    Mercer Island, WA

                                    Annuity Investors Life Insurance Company                              6.52%
                                    Cincinnati, OH

  Enterprise Portfolio(1)           GE Life & Annuity Company                                            17.74%
                                    Richmond, VA

                                    Kemper Investors Life Insurance Company                              12.13%
                                    Variable Annuity Separate Account
                                    Mercer Island, WA

                                    Lincoln Benefit Life                                                  8.20%
                                    Variable Life
                                    Lincoln, NE

                                    Delaware Charter Guarantee Trust                                      6.77%
                                    FBO Principal Life
                                    Des Moines, IA

                                    Jefferson National Life Insurance                                     6.26%
                                    Louisville, KY

                                    Western Reserve Life                                                  5.88%
                                    Cedar Rapids, IA

                                    Annuity Investors Life Insurance Company                              5.53%
                                    Cincinnati, OH

                                    Lincoln Benefit Life                                                  5.08%
                                    Variable Annuity
                                    Lincoln, NE

  Forty Portfolio                   Fidelity Investments Institutional Operations Company Inc.           24.57%
                                    As Agent for Certain Employee Benefit Plans
                                    Covington, KY

                                    GE Life & Annuity Company                                            12.55%
                                    Richmond, VA

  Portfolio Name                    Shareholder and Address of Record                             Percentage Ownership
----------------------------------------------------------------------------------------------------------------------

                                    Charles Schwab & Company, Inc.                                       11.27%
                                    Exclusive Benefit of our Customers
                                    Reinvest Account
                                    San Francisco, CA

                                    Delaware Charter Guarantee Trust                                     10.23%
                                    FBO Principal Financial Group
                                    Des Moines, IA

  Growth and Income Portfolio       Great-West Life & Annuity                                            30.42%
                                    Client Plans
                                    Greenwood Vlg, CO

                                    Jefferson National Life Insurance                                    26.29%
                                    Louisville, KY

                                    Western Reserve Life                                                 23.60%
                                    Cedar Rapids, IA

                                    Prudential Discovery Premier Group                                    8.17%
                                    Variable Annuity Account
                                    Kansas City, MO

                                    Great-West Life & Annuity                                             6.47%
                                    Greenwood Vlg, CO

  Janus Portfolio(2)                GE Life & Annuity Company                                            17.21%
                                    Richmond, VA

                                    Pruco Life Insurance Company                                         15.28%
                                    Newark, NJ

                                    Pruco Life Insurance Company of Arizona                              10.72%
                                    Newark, NJ

                                    Kemper Investors Life Insurance Company                               6.80%
                                    Variable Annuity Separate Account
                                    Mercer Island, WA

                                    Lincoln Benefit Life                                                  5.90%
                                    Variable Life
                                    Lincoln, NE

                                    Sentry Life Insurance Company Group                                   5.26%
                                    Stevens Point, WI

                                    Jefferson National Life Insurance                                     5.22%
                                    Louisville, KY

  Research Core Portfolio(3)        Western Reserve Life                                                 94.11%
                                    Cedar Rapids, IA

                                    Great-West Life & Annuity                                             5.74%
                                    Client Plans
                                    Greenwood Vlg, CO

  Overseas Portfolio(4)             Pruco Life Insurance Company of Arizona                              24.48%
                                    Newark, NJ

                                    GE Life & Annuity Company                                            15.74%
                                    Richmond, VA

                                    Sentry Life Insurance Company Group                                   8.48%
                                    Stevens Point, WI

                                    Fidelity Investments Institutional Operations Company Inc.            8.38%
                                    As Agent for Certain Employee Benefit Plans
                                    Covington, KY

                                    NJ Transit ATU Account                                                6.57%
                                    John J Burns Deputy Treasurer
                                    H Charles Wedel CFO and Treasurer
                                    Newark, NJ

  Portfolio Name                    Shareholder and Address of Record                             Percentage Ownership
----------------------------------------------------------------------------------------------------------------------

  Worldwide Portfolio(5)            NYLife Distributors                                                  33.06%
                                    Parsippany, NJ

                                    GE Life & Annuity Company                                            12.31%
                                    Richmond, VA

                                    Kemper Investors Life Insurance Company                               7.41%
                                    Variable Annuity Separate Account
                                    Mercer Island, WA

  Global Life Sciences Portfolio    Western Reserve Life                                                 91.77%
                                    Cedar Rapids, IA

                                    Jefferson National Life Insurance                                     6.14%
                                    Louisville, KY

  Global Technology Portfolio       Western Reserve Life                                                 75.05%
                                    Cedar Rapids, IA

                                    Great-West Life & Annuity                                            14.64%
                                    Client Plans
                                    Greenwood Vlg, CO

                                    Connecticut General Life Insurance Company                            9.18%
                                    Separate Account HB CIGNA-CRIS
                                    Hartford, CT

  Mid Cap Value Portfolio           Sun Life Financial                                                   25.16%
                                    FBO Large Case VUL SEP Account G
                                    Wellesley Hills, MA

                                    Western Reserve Life                                                 24.06%
                                    Cedar Rapids, IA

                                    Sun Life Assurance Company of Canada                                 19.52%
                                    Large Case PPVUL - Variable Account H
                                    Wellesley Hills, MA

                                    Jefferson National Life Insurance                                    14.85%
                                    Louisville, KY

                                    TIAA-CREF Life Insurance Company                                      8.57%
                                    TIAA-CREF Life Separate Account VA-1
                                    Charlotte, NC





  (1) Formerly named Mid Cap Growth Portfolio.


  (2) Formerly named Large Cap Growth Portfolio.


  (3) Formerly named Fundamental Equity Portfolio.


  (4) Formerly named International Growth Portfolio.


  (5) Formerly named Worldwide Growth Portfolio.


  No qualified plan owned 10% or more of the shares of the Trust as a whole.

  The Shares held by the separate accounts of each insurance company, including Shares for which no voting instructions have been received, will be voted by each insurance company in proportion to instructions received from contract owners. Since the listed insurance company separate accounts' voting rights are passed through to contract owners, the insurance companies themselves do not exercise voting control over the shares held in those accounts.

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------



  Each Portfolio is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Delaware statutory trust on May 20, 1993. As of the date of this SAI, the Trust offers thirteen series of shares, known as "Portfolios," three of which offer three classes of shares, nine of which offer two classes of shares, and two of which offer one class of shares.


  Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Portfolios, the Portfolios must cease to use the name "Janus" as soon as reasonably practicable.

SHARES OF THE TRUST

  The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share for each series of the Trust. Shares of each series of the Trust are fully paid and nonassessable when issued. Shares of a Portfolio participate equally in dividends and other distributions by the Shares of such Portfolio, and in residual assets of that Portfolio in the event of liquidation. Shares of each Portfolio have no preemptive, conversion, or subscription rights.

  The Portfolios discussed in this SAI each offer two or three classes of shares. The Shares discussed in this SAI are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans. The other classes of shares, Service Shares and Service II Shares, are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. For Service II Shares, a redemption fee may be imposed on interests in separate accounts or plans held 60 days or less.

SHAREHOLDER MEETINGS

  The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Amended and Restated Trust Instrument or the 1940 Act. Special meetings may be called for a specific Portfolio or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Commencing in 2005 and not less than every fifth calendar year thereafter, a meeting of shareholders shall be held to elect Trustees.

  Separate votes are taken by each Portfolio or class only if a matter affects or requires the vote of only that Portfolio or class or if that Portfolio's or class' interest in the matter differs from the interest of other Portfolios or classes of the Trust. A shareholder is entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of NAV of the applicable shares held in the shareholder's name.

  Under the Amended and Restated Trust Instrument, special meetings of shareholders of the Trust or of any Portfolio shall be called subject to certain conditions, upon written request of shareholders owning Shares representing at least two-thirds of the votes entitled to be cast at such meeting. The Portfolios will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.

VOTING RIGHTS

  A participating insurance company issuing a variable insurance contract will vote shares in the separate account as required by law and interpretations thereof, as may be amended or changed from time to time. In accordance with current law and interpretations, a participating insurance company is required to request voting instructions from policy owners and must vote shares in the separate account, including shares for which no instructions have been received, in proportion to the voting instructions received. Additional information may be found in the participating insurance company's separate account prospectus.

  The Trustees are responsible for major decisions relating to each Portfolio's policies and objectives; the Trustees oversee the operation of each Portfolio by its officers and review the investment decisions of the officers.

  The Trustees of the Trust were elected at a Special Meeting of Shareholders on December 29, 2005. Under the Amended and Restated Trust Instrument, each Trustee will continue in office until the termination of the Trust or his or her earlier death, retirement, resignation, bankruptcy, incapacity, or removal. Vacancies will be filled by appointment by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Amended and Restated Trust Instrument or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize their Portfolio, to amend the Amended and Restated Trust Instrument, to bring certain derivative actions, and on any other matters on which a shareholder vote is required by the 1940 Act, the Amended and Restated Trust Instrument, the Trust's Bylaws, or the Trustees.

  As mentioned previously in "Shareholder Meetings," shareholders are entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of NAV of the applicable shares held in the shareholder's name. Shares of all Portfolios of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM




  PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, the Independent Registered Public Accounting Firm for the Portfolios, audits the Portfolios' annual financial statements and compiles their tax returns.


REGISTRATION STATEMENT

  The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the 1933 Act with respect to the securities to which this SAI relates. If further information is desired with respect to the Portfolios or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------



DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT




  The following audited financial statements for the period ended December 31, 2008 are hereby incorporated into this SAI by reference to the Portfolios' Annual Reports dated December 31, 2008.

  Schedules of Investments as of December 31, 2008

  Statements of Assets and Liabilities as of December 31, 2008

  Statements of Operations for the period ended December 31, 2008

  Statements of Changes in Net Assets for each of the periods indicated

  Financial Highlights for each of the periods indicated

  Notes to Financial Statements

  Report of Independent Registered Public Accounting Firm

  The portions of the Annual Reports that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

APPENDIX A
--------------------------------------------------------------------------------


EXPLANATION OF RATING CATEGORIES

  The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital and Perkins consider security ratings when making investment decisions, they also perform their own investment analyses and do not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICE

  BOND RATING                EXPLANATION
  --------------------------------------------------------------------------------------------
  Investment Grade

  AAA......................  Highest rating; extremely strong capacity to pay principal and interest.

  AA.......................  High quality; very strong capacity to pay principal and interest.

  A........................  Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.

  BBB......................  Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.

  Non-Investment Grade

  BB.......................  Less vulnerable to nonpayment than other speculative issues;
                             major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the
                             obligor's inadequate capacity to meet its financial commitment on the obligation.

  B........................  More vulnerable to nonpayment than obligations rated 'BB', but capacity to meet its financial commitment on the obligation;
                             adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its
                             financial commitment on the obligation.

  CCC......................  Currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

  CC.......................  Currently highly vulnerable to nonpayment.

  C........................  Currently highly vulnerable to nonpayment; a bankruptcy petition may have been filed or similar action taken, but payments on the obligation are being continued.

  D........................  In default.

FITCH, INC.

  BOND RATING                EXPLANATION
  --------------------------------------------------------------------------------------------
  Investment Grade

  AAA......................  Highest credit quality. Denotes the lowest expectation of credit risk. Exceptionally strong capacity for payment of financial commitments.

  AA.......................  Very high credit quality. Denotes expectations of very low credit risk. Very strong capacity for payment of financial commitments.

  A........................  High credit quality. Denotes expectations of low credit risk.
                             Strong capacity for payment of financial commitments. May be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

  BBB......................  Good credit quality. Currently expectations of low credit risk.
                             Capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity than is the case for higher ratings.

  Non-Investment Grade

  BB.......................  Speculative. Indicates possibility of credit risk developing, particularly as the result of adverse economic change over time.
                             Business or financial alternatives may be available to allow financial commitments to be met.

  B........................  Highly speculative. May indicate distressed or defaulted obligations with potential for extremely high recoveries.

  CCC......................  May indicate distressed or defaulted obligations with potential for superior to average levels of recovery.

  CC.......................  May indicate distressed or defaulted obligations with potential for average or below-average levels of recovery.

  C........................  May indicate distressed or defaulted obligations with potential for below-average to poor recoveries.

  D........................  In default.




MOODY'S INVESTORS
SERVICE, INC.

  BOND RATING                EXPLANATION
  --------------------------------------------------------------------------------------------
  Investment Grade

  Aaa......................  Highest quality, smallest degree of investment risk.

  Aa.......................  High quality; together with Aaa bonds, they compose the high-
                             grade bond group.

  A........................  Upper to medium-grade obligations; many favorable investment attributes.

  Baa......................  Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be
                             unreliable over any great length of time.

  Non-Investment Grade

  Ba.......................  More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.

  B........................  Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or
                             maintenance of other contract terms over time.

  Caa......................  Poor standing, may be in default; elements of danger with respect to principal or interest payments.

  Ca.......................  Speculative in a high degree; could be in default or have other marked shortcomings.

  C........................  Lowest rated; extremely poor prospects of ever attaining investment standing.




  Unrated securities will be treated as non-investment grade securities unless the portfolio managers and/or investment personnel determine that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies ("split rated securities"), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security; (ii) the lowest rating if only two agencies provide a rating for the security; or (iii) the rating assigned if only one agency rates the security.




72

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

                                  (JANUS LOGO)


                               JANUS.COM/INFO


                               151 Detroit Street
                               Denver, Colorado 80206-4805
                               1-877-335-2687

                            May 1, 2009



                            BOND
                              Flexible Bond Portfolio

                            GROWTH & CORE

                              Balanced Portfolio
                              Enterprise Portfolio
                                 (formerly named Mid Cap Growth Portfolio)
                              Forty Portfolio
                              Growth and Income Portfolio
                              Janus Portfolio
                                 (formerly named Large Cap Growth Portfolio)
                              Research Core Portfolio
                                 (formerly named Fundamental Equity Portfolio)
                            INTERNATIONAL & GLOBAL
                              Overseas Portfolio
                                 (formerly named International Growth Portfolio)
                              Worldwide Portfolio
                                 (formerly named Worldwide Growth Portfolio)
                            RISK-MANAGED
                              Janus Aspen INTECH Risk-Managed Core Portfolio
                            SPECIALTY EQUITY
                              Global Life Sciences Portfolio
                              Global Technology Portfolio
                            VALUE
                              Janus Aspen Perkins Mid Cap Value Portfolio
                                 (formerly named Mid Cap Value Portfolio)







                               JANUS ASPEN SERIES
                                 SERVICE SHARES

                       Statement of Additional Information


    This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectuses for the Service Shares (the "Shares") of the Portfolios listed above, each of which is a separate series of Janus Aspen Series, a Delaware statutory trust (the "Trust"). Each of these series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. Janus Capital Management LLC ("Janus Capital") is the investment adviser of each Portfolio. In addition, subadvisers are responsible for the day-to-day operations of certain Portfolios. The name changes for Enterprise Portfolio, Janus Portfolio, Research Core Portfolio, Overseas Portfolio, and Worldwide Portfolio were effective May 1, 2009. The name change for Janus Aspen Perkins Mid Cap Value Portfolio was effective December 31, 2008.


    Shares of the Portfolios may be purchased only by separate accounts of insurance companies for the purpose of funding variable life insurance policies and variable annuity contracts (collectively, "variable insurance contracts") and by certain qualified retirement plans. Certain Portfolios also offer one or two additional classes of shares to certain qualified plans or separate accounts of insurance companies.


    This SAI is not a Prospectus and should be read in conjunction with the Portfolios' Prospectuses dated May 1, 2009, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from your insurance company or plan sponsor, or by contacting a Janus representative at 1-877-335-2687. This SAI contains additional and more detailed information about the Portfolios' operations and activities than the Prospectuses. The Annual and Semiannual Reports, which contain important financial information about the Portfolios, are incorporated by reference into this SAI and are also available, without charge, from your plan sponsor, or other financial intermediary, at janus.com/info, or by contacting a Janus representative at 1-877-335-2687.

(JANUS LOGO)

TABLE OF CONTENTS
--------------------------------------------------------------------------------




Classification, Investment Policies and Restrictions, and Investment
Strategies and Risks..........................................................     2

Investment Adviser and Subadvisers............................................    32

Custodian, Transfer Agent, and Certain Affiliations...........................    49

Portfolio Transactions and Brokerage..........................................    50

Trustees and Officers.........................................................    54

Shares of the Trust...........................................................    68
  Net Asset Value Determination...............................................    68
  Purchases...................................................................    68
  Distribution and Shareholder Servicing Plan.................................    69
  Redemptions.................................................................    70

Income Dividends, Capital Gains Distributions, and Tax Status.................    71

Principal Shareholders........................................................    72

Miscellaneous Information.....................................................    75
  Shares of the Trust.........................................................    75
  Shareholder Meetings........................................................    75
  Voting Rights...............................................................    75
  Independent Registered Public Accounting Firm...............................    76
  Registration Statement......................................................    76

Financial Statements..........................................................    77

Appendix A....................................................................    78
  Explanation of Rating Categories............................................    78

CLASSIFICATION, INVESTMENT POLICIES AND RESTRICTIONS,
AND INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


JANUS ASPEN SERIES


  This Statement of Additional Information includes information about 13 series of the Trust. Each Portfolio is a series of the Trust, an open-end, management investment company.



  EQUITY PORTFOLIOS. Balanced Portfolio, Enterprise Portfolio, Forty Portfolio, Growth and Income Portfolio, Janus Portfolio, Research Core Portfolio, Overseas Portfolio, Worldwide Portfolio, Janus Aspen INTECH Risk-Managed Core Portfolio, Global Life Sciences Portfolio, Global Technology Portfolio, and Janus Aspen Perkins Mid Cap Value Portfolio are referred to collectively in this SAI as the "Equity Portfolios."


  BOND PORTFOLIO. Flexible Bond Portfolio is referred to in this SAI as the "Bond Portfolio."

CLASSIFICATION


  The Investment Company Act of 1940, as amended ("1940 Act"), classifies mutual funds as either diversified or nondiversified. Forty Portfolio is classified as nondiversified. Flexible Bond Portfolio, Balanced Portfolio, Enterprise Portfolio, Growth and Income Portfolio, Janus Portfolio, Research Core Portfolio, Overseas Portfolio, Worldwide Portfolio, Janus Aspen INTECH Risk-Managed Core Portfolio, Global Life Sciences Portfolio, Global Technology Portfolio, and Janus Aspen Perkins Mid Cap Value Portfolio are classified as diversified.


SUBADVISERS

  PORTFOLIO SUBADVISED BY INTECH. INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC) is the investment subadviser for Janus Aspen INTECH Risk-Managed Core Portfolio ("Risk-Managed Core Portfolio").

  PORTFOLIO SUBADVISED BY PERKINS. Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC) is the investment subadviser for Janus Aspen Perkins Mid Cap Value Portfolio ("Mid Cap Value Portfolio").

INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO ALL PORTFOLIOS

  The Portfolios are subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or a particular Portfolio or particular class of shares if a matter affects just that Portfolio or that class of shares) or
  (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Portfolio or class of shares) are present or represented by proxy. The following policies are fundamental policies of the Portfolios. Unless otherwise noted, each of these policies applies to each Portfolio, except policies (1) and (2), which apply only to the Portfolios specifically listed in those policies.


  (1) With respect to 75% of its total assets, Flexible Bond Portfolio, Balanced Portfolio, Enterprise Portfolio, Growth and Income Portfolio, Janus Portfolio, Research Core Portfolio, Overseas Portfolio, Worldwide Portfolio, Risk-Managed Core Portfolio, Global Life Sciences Portfolio, Global Technology Portfolio, and Mid Cap Value Portfolio may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities, or repurchase agreements collateralized by U.S. Government securities, and securities of other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Portfolio's total assets taken at market value to be invested in the securities of such issuer or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio.


  Each Portfolio may not:

  (2) Invest 25% or more of the value of its total assets in any particular industry (other than U.S. Government securities). Except that Global Life Sciences Portfolio may invest 25% or more of the value of its total assets, in aggregate, in the following industry groups: health care, pharmaceuticals, agriculture, cosmetics/personal care, and biotechnology.

  (3) Invest directly in real estate or interests in real estate; however, each Portfolio may own debt or equity securities issued by companies engaged in those businesses.

  (4) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent each Portfolio from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

  (5) Lend any security or make any other loan if, as a result, more than one-third of a Portfolio's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).

  (6) Act as an underwriter of securities issued by others, except to the extent that a Portfolio may be deemed an underwriter in connection with the disposition of its portfolio securities.

  (7) Borrow money except that each Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Portfolio's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions or futures, options, swaps, or forward transactions. The Portfolios may not issue "senior securities" in contravention of the 1940 Act.

  As a fundamental policy, each Portfolio may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as such Portfolio.

  The Board of Trustees ("Trustees") has adopted additional investment restrictions for the Portfolios. These restrictions are operating policies of the Portfolios and may be changed by the Trustees without shareholder approval. The additional restrictions adopted by the Trustees to date include the following:

  (1) If a Portfolio is an approved underlying fund in a Janus fund of funds, the Portfolio may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1).

  (2) The Portfolios may sell securities short if they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor ("short sales against the box"). In addition, each Portfolio may engage in short sales other than against the box, which involve selling a security that a Portfolio borrows and does not own. The total market value of all of a Portfolio's short sales other than against the box positions will not exceed 10% of its net assets. Transactions in futures, options, swaps, and forward contracts are not deemed to constitute selling securities short.

  (3) The Portfolios do not intend to purchase securities on margin, except that the Portfolios may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions involving short sales, futures, options, swaps, forward contracts, and other permitted investment techniques shall not be deemed to constitute purchasing securities on margin.

  (4) A Portfolio may not mortgage or pledge any securities owned or held by such Portfolio in amounts that exceed, in the aggregate, 15% of that Portfolio's net asset value ("NAV"), provided that this limitation does not apply to: reverse repurchase agreements; deposits of assets to margin; guarantee positions in futures, options, swaps, or forward contracts; or the segregation of assets in connection with such contracts.

  (5) The Portfolios do not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of their respective net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Portfolios' investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for: securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities"), or any successor to such rule; Section 4(2) commercial paper; and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

  (6) The Portfolios may not invest in companies for the purpose of exercising control of management.

  Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), each Portfolio may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. A Portfolio will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. A Portfolio will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional borrowing costs.

  For the purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.

  For purposes of each Portfolio's policies on investing in particular industries, the Portfolios will rely primarily on industry or industry group classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single class are materially different, the Portfolios may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT POLICIES APPLICABLE TO CERTAIN PORTFOLIOS

  BALANCED PORTFOLIO. As an operational policy, at least 25% of the assets of Balanced Portfolio will normally be invested in fixed-income senior securities.

  GLOBAL LIFE SCIENCES PORTFOLIO. As a fundamental policy, Global Life Sciences Portfolio will normally invest at least 25% of its total assets, in the aggregate, in the following industry groups: health care, pharmaceuticals, agriculture, cosmetics/personal care, and biotechnology. The Portfolio does not have a policy to concentrate in any industry other than those listed above.

INVESTMENT STRATEGIES AND RISKS

Diversification

  Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A portfolio that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a portfolio that is classified as "diversified." This gives a portfolio which is classified as nondiversified more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of the portfolio. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of a portfolio which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable portfolio which is classified as diversified. This fluctuation, if significant, may affect the performance of a portfolio.

Cash Position

  As discussed in the Prospectuses, a Portfolio's cash position may temporarily increase under various circumstances. Securities that the Portfolios may invest in as a means of receiving a return on idle cash include domestic or foreign currency denominated commercial paper, certificates of deposit, repurchase agreements, or other short-term debt obligations. These securities may include U.S. and foreign short-term cash instruments. Each Portfolio may also invest in money market funds, including funds managed by Janus Capital. (Refer to "Investment Company Securities.")

  Risk-Managed Core Portfolio, subadvised by INTECH, normally remains as fully invested as possible and does not seek to lessen the effects of a declining market through hedging or temporary defensive positions. The Portfolio may use exchange-traded funds, as well as futures, options, and other derivatives, to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. The Portfolio may invest in U.S. Government securities and other short-term, interest-bearing securities without regard to the Portfolio's otherwise applicable percentage limits, policies, or its normal investment emphasis, when INTECH believes market, economic, or political conditions warrant a temporary defensive position.

Illiquid Investments

  Each Portfolio may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). The Trustees have authorized Janus Capital to make liquidity determinations with respect to certain securities, including Rule 144A Securities, commercial paper, and municipal lease obligations purchased by the Portfolios. Under the guidelines established by the Trustees, Janus Capital will consider the following factors: (i) the frequency of trades and quoted prices for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. In the case of commercial paper, Janus Capital will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization ("NRSRO"). Investments in Rule 144A Securities could have the effect of increasing the level of the Portfolio's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Certain securities previously deemed liquid may become illiquid in any subsequent assessment of the foregoing factors or other changes affecting the security. Foreign securities that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market are not restricted under the Portfolios' liquidity procedures if traded in that market. Such securities will be treated as "restricted" if traded in the United States because foreign securities are not registered for sale under the U.S. Securities Act of 1933, as amended (the "1933 Act").

  If illiquid securities exceed 15% of a Portfolio's net assets after the time of purchase, the Portfolio will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the portfolio managers and/or investment personnel may not be able to dispose of them in a timely manner. As a result, the Portfolio may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the NAV of a Portfolio to decline.

  Each Portfolio may invest up to 5% of its total assets in venture capital investments measured at the time of an investment. A later increase or decrease in this percentage resulting from changes in values of assets will not constitute a violation of such limitation. Each Portfolio may make an initial investment of up to 0.5% of a Portfolio's total assets in any one venture capital company. A Portfolio may not invest in aggregate more than 1% of its total assets, measured at the time of the subsequent purchase, in any one venture capital company.

  Venture capital investments are investments in new and early stage companies whose securities are not publicly traded. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that can result in substantial losses. The Portfolios may not be able to sell such investments when the portfolio managers and/or investment personnel deem it appropriate to do so due to restrictions on their sale. In addition, the Portfolios may be forced to sell their venture capital investments at less than fair market value. Where venture capital investments must be registered prior to their sale, the Portfolios may be obligated to pay all or part of the registration expenses. Any of these situations may result in a decrease in a Portfolio's NAV.

Securities Lending

  Under procedures adopted by the Trustees, the Portfolios may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. The Portfolios do not have the right to vote on securities while they are being lent; however, the Portfolios may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in non-affiliated money market funds or other accounts.

Foreign Securities

  Within the parameters of its specific investment policies, each Portfolio, and Risk-Managed Core Portfolio to the extent that foreign securities may be included in its respective benchmark index, may invest in foreign securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Portfolio's performance may depend on factors other than the performance of a particular company. These factors include:

  CURRENCY RISK. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

  REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Portfolio's ability to buy and sell emerging market securities in a timely manner, affecting the Portfolio's investment strategies and potentially affecting the value of the Portfolio.

  TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.


  EMERGING MARKETS. Within the parameters of their specific investment policies, the Portfolios, particularly Overseas Portfolio, Worldwide Portfolio, Global Life Sciences Portfolio, and Global Technology Portfolio, may invest their assets in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the Morgan Stanley Capital International ("MSCI") Emerging Markets Index(SM). Investing in emerging markets involves certain risks not typically associated with investing in the United States and imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on a Portfolio's investments. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. The securities markets of many of the countries in which the Portfolios may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Portfolios to obtain or to enforce a judgment against the issuers of such securities. In addition, there may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of an investment in such securities. The Portfolios may be subject to emerging markets risk to the extent that they invest in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets. A summary of each Portfolio's investments by country is contained in the Portfolios' shareholder reports and Form N-Q reports, which are filed with the SEC.

Short Sales

  Each Portfolio, with the exception of Risk-Managed Core Portfolio, may engage in "short sales against the box." This technique involves either selling short a security that a Portfolio owns, or selling short a security that a Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

  Each Portfolio, with the exception of Risk-Managed Core Portfolio, may also engage in other short sales. A Portfolio may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security's market purchase price will be less than its borrowing price. In a short sale transaction, a Portfolio sells a security it does not own to a purchaser at a specified price. To complete a short sale, the Portfolio must: (i) borrow the security to deliver it to the purchaser and (ii) buy that same security in the market to return it to the lender. Short sales involve the same fundamental risk as short sales against the box, as described in the previous paragraph. In addition, the Portfolio may incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security, and the Portfolio may realize a gain if the security declines in price between those same dates. Although a Portfolio's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. To borrow the security, the Portfolio may also be required to pay a premium, which would increase the cost of the security sold.

  The Portfolios may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that the borrowed securities be returned to it on short notice, and a Portfolio may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, it is more likely that a Portfolio will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.

  Until a Portfolio closes its short position or replaces the borrowed security, the Portfolio may designate liquid assets it owns (other than the short sale proceeds) as segregated assets to the books of the broker and/or its custodian in an amount equal to its obligation to purchase the securities sold short, as required by the 1940 Act. The amount segregated in this manner is expected to be increased or decreased each business day equal to the change in market value of the Portfolio's obligation to purchase the security sold short. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. If the lending broker requires the Portfolio to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Portfolio is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim other than the obligation that is being covered. A Portfolio believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at an exercise price that covers the obligation), or by the Portfolio's segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the Portfolio's borrowing restrictions. This requirement to segregate assets limits a Portfolio's leveraging of its investments and the related risk of losses from leveraging. A Portfolio also is required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker. The total market value of all of a Portfolio's short sale positions will not exceed 10% of its net assets.

Zero Coupon, Step Coupon, and Pay-In-Kind Securities

  Within the parameters of its specific investment policies, each Portfolio, with the exception of Risk-Managed Core Portfolio, may invest up to 10% (without limit for Flexible Bond Portfolio) of its net assets in zero coupon, step coupon, and pay-in-kind securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par or whether to extend it until the next payment date at the new coupon rate. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For the purposes of any Portfolio's restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

  Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and the regulations thereunder, a Portfolio must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Portfolio will not receive cash payments on a current basis with respect to accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years that Portfolio may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Internal Revenue Code. A Portfolio may obtain such cash from selling other portfolio holdings, which may cause that Portfolio to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Portfolio expenses could be allocated and to reduce the rate of return for that Portfolio. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Portfolio to sell the securities at the time.

  Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Pass-Through Securities

  The Portfolios, with the exception of Risk-Managed Core Portfolio, may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities, credit-linked trust certificates, traded custody receipts, and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Portfolios. The most common type of pass-through securities are mortgage-backed securities. Government National Mortgage Association ("Ginnie Mae") Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Portfolio will generally purchase "modified pass-through" Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

  The Federal Home Loan Mortgage Corporation ("Freddie Mac") issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by Freddie Mac as to timely payment of principal and interest, but it is not guaranteed by the full faith and credit of the U.S. Government.

  The Federal National Mortgage Association ("Fannie Mae") issues guaranteed mortgage pass-through certificates ("Fannie Mae Certificates"). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest, but it is not guaranteed by the full faith and credit of the U.S. Government.

  On September 7, 2008, the Federal Housing Finance Agency ("FHFA"), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae and Freddie Mac's assets, and placing them in a sound and solvent condition. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. The effect that the FHFA's conservatorship will have on Fannie Mae and Freddie Mac's debt and equities is unclear.

  Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Portfolios), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. The portfolio managers and/or investment personnel will consider estimated prepayment rates in calculating the average-weighted maturity of a Portfolio. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Portfolio might be converted to cash, and the Portfolio will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Portfolio's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

  The Portfolios' investments in mortgage-backed securities may be backed by subprime mortgages. Subprime mortgages are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. Investments in mortgage-backed securities comprised of subprime mortgages may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

  Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies, or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. The market for tax-exempt, asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.

  The Portfolios, with the exception of Risk-Managed Core Portfolio, also may invest in pass-through securities, which are interests evidencing direct ownership of a pool of debt securities. Holders of the interests are entitled to receive distributions of interest, principal, and other payments on each of the underlying debt securities (less expenses), and in some cases distributions of the underlying debt securities. The underlying debt securities have a specified maturity but are subject to prepayment risk because if an issuer prepays the principal, a Portfolio may have additional cash to invest at a time when prevailing interest rates have declined and reinvestment of such additional funds is made at a lower rate. The value of the underlying debt securities may change due to changes in market interest rates. If interest rates rise, the value of the underlying debt securities, and therefore the value of the pass-through security, may decline. If the underlying debt securities are high-yield securities, the risks associated with high-yield/high-risk securities discussed in this SAI and in the Portfolios' Prospectuses may apply.

Investment Company Securities

  From time to time, the Portfolios may invest in securities of other investment companies, subject to the provisions of the 1940 Act and any applicable SEC exemptive orders. Section 12(d)(1) of the 1940 Act prohibits a Portfolio from acquiring: (i) more than 3% of another investment company's voting stock; (ii) securities of another investment company with a value in excess of 5% of a Portfolio's total assets; or (iii) securities of such other investment company and all other investment companies owned by a Portfolio having a value in excess of 10% of the Portfolio's total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to a Portfolio if, after the sale: (i) the Portfolio owns more than 3% of the other investment company's voting stock or (ii) the Portfolio and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. If a Portfolio is an approved underlying fund in a Janus fund of funds, the Portfolio may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1). The Portfolios may invest their cash holdings in affiliated or non-affiliated money market funds as part of a cash sweep program. The Portfolios may purchase unlimited shares of affiliated or non-affiliated money market funds and of other funds managed by Janus Capital, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder and/or an SEC exemptive order. To the extent the Portfolios invest in money market funds or other funds, the Portfolios will be subject to the same risks that investors experience when investing in such other funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity by affiliated or non-affiliated shareholders in such other funds. Additionally, as the adviser to the Portfolios and the money market funds or other funds or investment vehicles in which the Portfolios may invest, Janus Capital has an inherent conflict of interest because it has fiduciary duties to both the Portfolios and the money market funds and other funds.


  Investment companies may include index-based investments such as exchange-traded funds ("ETFs"), which hold substantially all of their assets in investments representing specific indices. The main risk of investing in index-based investments is the same as investing in a portfolio of investments comprising the index. As a shareholder of another investment company, a Portfolio would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operation. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio investments and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index. Some ETFs have obtained exemptive orders permitting other investment companies, such as the Portfolios, to acquire their securities in excess of the limits of the 1940 Act.

Depositary Receipts

  Each Portfolio, and Risk-Managed Core Portfolio to the extent that it may be included in its benchmark index, may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Portfolios may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

  Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the Portfolios' Prospectuses.

U.S. Government Securities

  To the extent permitted by its investment objective and policies, each Portfolio, particularly Flexible Bond Portfolio and Balanced Portfolio, may invest in U.S. Government securities. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies, and its instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which a Portfolio may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, and Ginnie Mae. In addition, U.S. Government securities in which a Portfolio may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the Federal Farm Credit Bank, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks, and the Student Loan Marketing Association ("Sallie Mae") are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the Portfolios must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.

Municipal Obligations

  The Portfolios, with the exception of Risk-Managed Core Portfolio, may invest in municipal obligations issued by states, territories, and possessions of the United States and the District of Columbia. The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable a Portfolio to demand payment on short notice from the issuer or a financial intermediary.

Other Income-Producing Securities

  Other types of income-producing securities that the Portfolios, with the exception of Risk-Managed Core Portfolio, may purchase include, but are not limited to, the following types of securities:


  INVERSE FLOATERS. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. A Portfolio will not invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Portfolio could lose money, or its NAV could decline by the use of inverse floaters.


  STANDBY COMMITMENTS. Standby commitments are the rights to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STRIP BONDS. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bonds. This investment structure is commonly used as a means of enhancing a security's liquidity.

  The Portfolios will purchase standby commitments, tender option bonds, and instruments with demand features primarily for the purpose of increasing the liquidity of their portfolio holdings.

  VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

  In order to most effectively use these investments, the portfolio managers and/or investment personnel must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the portfolio managers and/or investment personnel incorrectly forecast such movements, a Portfolio could be adversely affected by the use of variable or floating rate obligations.

Real Estate Investment Trusts ("REITs")

  Within the parameters of its specific investment policies, each Portfolio may invest in REITs. REITs are sometimes informally characterized as equity REITs, mortgage REITs, and hybrid REITs. Investment in REITs may subject a Portfolio to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition, and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent, and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a Portfolio's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and prepayment may diminish the yield on securities issued by those REITs.

  Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through a Portfolio, a shareholder will bear not only his or her proportionate share of the expenses of a Portfolio, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase and Reverse Repurchase Agreements

  In a repurchase agreement, a Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Portfolio to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Portfolio may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Portfolios to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital.

  Reverse repurchase agreements are transactions in which a Portfolio sells a security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Portfolios will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes.

  Generally, a reverse repurchase agreement enables a Portfolio to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to a Portfolio of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Portfolio with those monies. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense for the reverse repurchase agreement transaction. This technique may also have a leveraging effect on a Portfolio's portfolio, although a Portfolio's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect. While a reverse repurchase agreement is outstanding, a Portfolio will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A Portfolio will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy.




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

Mortgage Dollar Rolls

  Flexible Bond Portfolio also may enter into "mortgage dollar rolls," which are similar to reverse repurchase agreements in certain respects. In a "mortgage dollar roll" transaction, the Portfolio sells a mortgage-related security (such as a Ginnie Mae security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Portfolio pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which the Portfolio enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Portfolio, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to the Portfolio generally must: (i) be collateralized by the same types of underlying mortgages; (ii) be issued by the same agency and be part of the same program; (iii) have a similar original stated maturity;
  (iv) have identical net coupon rates; (v) have similar market yields (and, therefore, price); and (vi) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

  The Portfolio's obligations under a dollar roll agreement must be covered by cash, U.S. Government securities, or other liquid high grade debt obligations equal in value to the securities subject to repurchase by the Portfolio, maintained in a segregated account. To the extent that the Portfolio collateralizes its obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid. During the roll period, the Portfolio foregoes principal and interest paid on the mortgage-backed security. The Portfolio is compensated by the difference between the current sale price and the lower forward purchase price, often referred to as the "drop," as well as the interest earned on the cash proceeds of the initial sale.

  Successful use of mortgage dollar rolls depends on the Portfolio's ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities the Portfolio is required to purchase may decline below the agreed upon repurchase price.

Bank Loans and Floating Rate Loans

  Flexible Bond Portfolio and Balanced Portfolio (no more than 20% of each Portfolio's total assets), may invest in bank loans which include institutionally traded floating rate securities.


  Bank loans, which include institutionally traded floating rate securities are obligations of companies or other entities that are typically issued in connection with recapitalizations, acquisitions, and refinancing and often involve borrowers whose financial conditions are troubled or uncertain and companies that are highly leveraged. Borrowers may include companies who are involved in bankruptcy proceedings. The Portfolios generally invest in bank loans either by assignment from another holder of the loan or as a participation interest in another holder's portion of the loan. Assignments and participations involve credit risk, interest rate risk, and liquidity risk.


  When a Portfolio purchases an assignment, the Portfolio generally assumes all the rights and obligations under the loan agreement and will generally become a "lender" for purposes of the particular loan agreement. The rights and obligations acquired by a Portfolio under an assignment may be different, and be more limited, than those held by an assigning lender. Subject to the terms of a loan agreement, a Portfolio may enforce compliance by a borrower with the terms of the loan agreement and may have rights with respect to any funds acquired by other lenders through set-off. If a loan is foreclosed, a Portfolio may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. A Portfolio could be held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated.

  If a Portfolio purchases a participation interest, it typically will have a contractual relationship with the lender and not with the borrower. A Portfolio may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender, or any other intermediate participant. A Portfolio may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender and only upon receipt by the lender of the payments from the borrower. The failure by a Portfolio to receive scheduled interest or principal payments may adversely affect the income of the Portfolio and may likely reduce the value of its assets, which would be reflected by a reduction in the Portfolio's NAV.




                                                                              13

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  The borrower of a loan in which a Portfolio holds an assignment or participation interest may, either at its own election or pursuant to the terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that a Portfolio will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation. This may result in a Portfolio realizing less income on a particular investment and replacing the loan with a less attractive security, which may provide less return to the Portfolio.


  FLOATING RATE LOANS


  Floating rate loans typically are negotiated, structured, and originated by a bank or other financial institution (an "agent") for a lending group or "syndicate" of financial institutions.



  In most cases, a Portfolio relies on the agent to assert appropriate creditor remedies against the borrower. The agent may not have the same interests as a Portfolio, and the agent may determine to waive certain covenants contained in the loan agreement that a Portfolio would not otherwise have determined to waive. The typical practice of an agent relying on reports from a borrower about its financial condition may involve a risk of fraud by a borrower. In addition, if an agent becomes insolvent or carries out its duties improperly, a Portfolio may experience delays in realizing payment and/or risk loss of principal and/or income on its floating rate loan investments. The investment team performs a credit analysis on the borrower but typically does not perform credit analysis on the agent or other intermediate participants.



  Floating rate loans have interest rates which adjust periodically and are tied to a benchmark lending rate such as the London Interbank Offered Rate ("LIBOR"). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks ("Prime Rate") or the rate paid on large certificates of deposit traded in the secondary markets ("CD rate"). The interest rate on Prime Rate based loans and corporate debt securities may float daily as the Prime Rate changes, while the interest rate on LIBOR or CD rate based loans and corporate debt securities may reset periodically. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Investing in floating rate loans with longer interest rate reset periods may increase fluctuations in a Portfolio's net asset value as a result of changes in interest rates. A Portfolio may attempt to hedge against interest rate fluctuations by entering into interest rate swaps or by using other hedging techniques.



  While the Portfolios generally expect to invest in fully funded term loans, certain of the loans in which the Portfolios may invest include revolving loans and delayed draw term loans. Such loans generally obligate the lender (and those with an interest in the loan) to fund the loan at the borrower's discretion. As such, a Portfolio would need to maintain amounts sufficient to meet its contractual obligations. In cases where a Portfolio invests in revolving loans and delayed draw term loans, the Portfolio will maintain high quality liquid assets in an amount at least equal to its obligations under the loans. Amounts maintained in high-quality liquid assets may provide less return to a Portfolio than investments in rate loans. Loans involving revolving credit facilities or delayed terms may require a Portfolio to increase its investment in a particular floating rate loan when it otherwise would not have done so. Further, a Portfolio may be obligated to do so even if it may be unlikely that the borrower will repay amounts due.


  Purchasers of floating rate loans may pay and/or receive certain fees. The Portfolios may receive fees such as covenant waiver fees or prepayment penalty fees. A Portfolio may pay fees such as facility fees. Such fees may affect a Portfolio's return.



  The Portfolios do not intend to purchase floating rate loans through private placements or other transactions that may involve confidential information. Such a policy may place a Portfolio at a disadvantage relative to other investors in floating rate loans who do not follow such a policy, as a Portfolio may be limited in its available investments or unable to make accurate assessments related to certain investments.


  Notwithstanding its intention to generally not receive material, nonpublic information with respect to its management of investments in floating rate loans, Janus Capital may from time to time come into possession of material, nonpublic information about the issuers of loans that may be held in a Portfolio's holdings. To the extent required by applicable law, Janus Capital's ability to trade in these loans for the account of a Portfolio could potentially be limited by its possession of such information, which could have an adverse effect on a Portfolio's by, for example, preventing the Portfolio from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.





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




  The secondary market on which floating rate loans are traded may be less liquid than the market for investment grade securities or other types of income-producing securities, which may have an adverse impact on their market price. There is also a potential that there is no active market to trade floating rate loans, and that there may be restrictions on their transfer. As a result, a Portfolio may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The secondary market may also be subject to irregular trading activity, wide price spreads, and extended trade settlement periods. With respect to below-investment grade or unrated securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.


  OTHER FLOATING RATE SECURITIES

  The Portfolios may invest in other types of securities including, but not limited to, unsecured floating rate loans, subordinated or junior debt, corporate bonds, U.S. Government securities, mortgage-backed and other asset-backed securities, repurchase agreements, certain money market instruments, high-risk/high-yield bonds, and other instruments (including synthetic or hybrid) that pay interest at rates that adjust whenever a specified interest rate changes and/or resets on predetermined dates.


High-Yield/High-Risk Bonds


  Within the parameters of its specific investment policies, each Portfolio may invest in bonds that are rated below investment grade (i.e., bonds rated BB+ or lower by Standard & Poor's Ratings Service and Fitch, Inc., or Ba or lower by Moody's Investors Service, Inc.). Under normal circumstances, each of the Portfolios indicated will limit its investments in such bonds to 35% or less of its net assets (Flexible Bond Portfolio, Balanced Portfolio, Enterprise Portfolio, Forty Portfolio, Growth and Income Portfolio, Janus Portfolio, Research Core Portfolio, Overseas Portfolio, Worldwide Portfolio, Global Life Sciences Portfolio, and Global Technology Portfolio) or 20% or less of its net assets (Mid Cap Value Portfolio). Risk-Managed Core Portfolio does not intend to invest in high-yield/high-risk bonds.


  Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Portfolio would experience a reduction in its income, and could expect a decline in the market value of the bonds so affected.

  Any Portfolio may also invest in unrated bonds of foreign and domestic issuers. For the Portfolios subject to such limit, unrated bonds may be included in any Portfolio's limit, as applicable, on investments in bonds rated below investment grade unless its portfolio managers and/or investment personnel deem such securities to be the equivalent of investment grade bonds. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. A Portfolio's portfolio managers and/or investment personnel will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated municipal bonds.


  The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Secondary markets for high-yield securities are less liquid than the market for investment grade securities; therefore, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.


  Please refer to the "Explanation of Rating Categories" section of this SAI for a description of bond rating categories.

Defaulted Securities

  A Portfolio may hold defaulted securities if the portfolio managers and/or investment personnel believe, based upon an analysis of the financial condition, results of operations, and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. For the Portfolios subject to such limit, defaulted securities will be included in each Portfolio's limit on investments in bonds rated below investment grade. Notwithstanding the portfolio managers' and/or investment personnel's belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

  FINANCIAL AND MARKET RISKS. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

  DISPOSITION OF PORTFOLIO SECURITIES. Although the Portfolios generally will purchase securities for which their portfolio managers and/or investment personnel expect an active market to be maintained, defaulted securities may be less actively traded than other securities, and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Portfolios will limit holdings of any such securities to amounts that the portfolio managers and/or investment personnel believe could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the Portfolios' ability to readily dispose of securities to meet redemptions.

  OTHER. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Portfolios.

Futures, Options, and Other Derivative Instruments

  The Portfolios may invest in various types of derivatives. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolios may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives.


  A Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When a Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost. The Portfolios may not use any derivative to gain exposure to an asset or class of assets that they would be prohibited by their investment restrictions from purchasing directly.


  Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not correctly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including:

  Credit risk - the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

  Currency risk - the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

  Leverage risk - the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. A Portfolio creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

  Liquidity risk - the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

  Index risk - if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

  Derivatives may generally be traded over-the-counter ("OTC") or on an exchange. OTC derivatives, such as structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser's needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

  FUTURES CONTRACTS. The Portfolios may enter into contracts for the purchase or sale for future delivery of equity securities, fixed-income securities, foreign currencies, commodities, and commodity-linked derivatives (to the extent permitted by the Portfolio and the Internal Revenue Code), or contracts based on financial indices, including indices of U.S. Government securities, foreign government securities, commodities, and equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant ("FCM") or brokerage firm, which are members of a relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

  The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and currently may be maintained in cash or certain other liquid assets by the Portfolios' custodian or subcustodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Portfolio's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Portfolio, that Portfolio may be entitled to return of margin owed to such Portfolio only in proportion to the amount received by the FCM's other customers. Janus Capital or the subadviser will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Portfolios do business. FCMs may no longer maintain margin assets with the Portfolios' custodian or subcustodian and are required to hold such accounts directly.

  The Portfolios may enter into futures contracts and related options as permitted under CFTC Rule 4.5. The Portfolios have claimed exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Portfolios are not subject to commodity pool operator registration and regulation under the Commodity Exchange Act.

  Although a Portfolio will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to that Portfolio immediately upon closing out the futures position; however, closing out open futures positions through customary settlement procedures could take several days. Because a Portfolio's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, such Portfolio's return could be diminished due to the opportunity losses of foregoing other potential investments.

  The Portfolios may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. A Portfolio may also enter into futures contracts to protect itself from fluctuations in the value of individual securities, the securities markets generally, or interest rate fluctuations, without actually buying or selling the underlying debt or equity security. For example, if the Portfolio anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Portfolio could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Portfolio not participating in a market advance. This technique is sometimes known as an anticipatory hedge. A Portfolio may also use this technique with respect to an individual company's stock. To the extent a Portfolio enters into futures contracts for this purpose, the segregated assets maintained to cover such Portfolio's obligations with respect to the futures contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that Portfolio with respect to the futures contracts. Conversely, if a Portfolio holds stocks and seeks to protect itself from a decrease in stock prices, the Portfolio might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if a Portfolio holds an individual company's stock and expects the price of that stock to decline, the Portfolio may sell a futures contract on that stock in hopes of offsetting the potential decline in the company's stock price. A Portfolio could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

  With the exception of Risk-Managed Core Portfolio, if a Portfolio owns interest rate sensitive securities and the portfolio managers and/or investment personnel expect interest rates to increase, that Portfolio may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Portfolio selling such securities in its portfolio. If interest rates increase as anticipated, the value of the securities would decline, but the value of that Portfolio's interest rate futures contract would increase, thereby keeping the NAV of that Portfolio from declining as much as it may have otherwise. If, on the other hand, the portfolio managers and/or investment personnel expect interest rates to decline, that Portfolio may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the securities. Although a Portfolio can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

  The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the portfolio managers and/or investment personnel still may not result in a successful use of futures.

  Futures contracts entail risks. There is no guarantee that derivative investments will benefit the Portfolios. A Portfolio's performance could be worse than if the Portfolio had not used such instruments. For example, if a Portfolio has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Portfolio will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the portfolio managers and/or investment personnel must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Portfolio.

  The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Portfolio will not match exactly such Portfolio's current or potential investments. A Portfolio may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests - for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities - which involves a risk that the futures position will not correlate precisely with the performance of such Portfolio's investments.

  Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Portfolio's investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Portfolio's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Portfolio may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Portfolio's other investments.

  Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Portfolio to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Portfolio may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such Portfolio's access to other assets held to cover its futures positions also could be impaired.

  OPTIONS ON FUTURES CONTRACTS. The Portfolios may buy and write put and call options on futures contracts. A purchased option on a future gives a Portfolio the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. As with other option transactions, securities will be segregated to cover applicable margin or segregation requirements on open futures contracts. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Portfolio is not fully invested, it may buy a call option on a futures contract to hedge against a market advance.

  The writing of a call option on a futures contract constitutes a partial hedge against declining prices of a security, commodity, or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Portfolio's holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of a security, commodity, or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that Portfolio is considering buying. If a call or put option a Portfolio has written is exercised, such Portfolio will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, a Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

  The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

  The amount of risk a Portfolio assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

  FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the asset at the time of delivery. The Portfolios, with the exception of Risk-Managed Core Portfolio, may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies, or other financial instruments. Currently, the Portfolios do not intend to invest in forward contracts other than forward currency contracts. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

  The following discussion summarizes the Portfolios' principal uses of forward foreign currency exchange contracts ("forward currency contracts"). A Portfolio may enter into forward currency contracts with stated contract values of up to the value of that Portfolio's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). A Portfolio may invest in forward currency contracts for nonhedging purposes such as seeking to enhance return. A Portfolio will exchange foreign



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

  currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). A Portfolio also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in or exposed to that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. A Portfolio also may enter into a forward currency contract with respect to a currency where the Portfolio is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances a Portfolio may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio managers and/or investment personnel believe there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").

  These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Portfolio's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Portfolio's currency exposure from one foreign currency to another removes that Portfolio's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Portfolio if the portfolio managers' and/or investment personnel's projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.

  In general, the Portfolios cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that a Portfolio is not able to cover its forward currency positions with underlying portfolio securities, the Portfolios' custodian segregates cash or other liquid assets having a value equal to the aggregate amount of such Portfolio's commitments under forward contracts entered into with respect to position hedges, cross-hedges, and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, a Portfolio will find alternative cover or segregate additional cash or other liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of such Portfolio's commitments with respect to such contracts. As an alternative to segregating assets, a Portfolio may buy call options permitting such Portfolio to buy the amount of foreign currency being hedged by a forward sale contract, or a Portfolio may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

  While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Portfolios' ability to utilize forward contracts may be restricted. In addition, a Portfolio may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Portfolio assets.

  OPTIONS ON FOREIGN CURRENCIES. The Portfolios, with the exception of Risk-Managed Core Portfolio, may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may buy put options on the foreign currency. If the value of the currency declines, such Portfolio will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

  Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, a Portfolio could sustain losses on transactions in foreign currency options that would require such Portfolio to forego a portion or all of the benefits of advantageous changes in those rates.

  The Portfolios may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Portfolio could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received.

  Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow that Portfolio to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Portfolio would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

  The Portfolios may write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is "covered" if that Portfolio owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if a Portfolio has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held: (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by such Portfolio in cash or other liquid assets in a segregated account with the Portfolio's custodian.

  The Portfolios also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, a Portfolio will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

  EURODOLLAR INSTRUMENTS. Each Portfolio, with the exception of Risk-Managed Core Portfolio, may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the LIBOR, although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

  ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS, AND FOREIGN INSTRUMENTS. Unlike transactions entered into by the Portfolios in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.

  Similarly, options on currencies may be traded over-the-counter. In an OTC trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

  Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of credit default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the OTC market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

  The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities, and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices, or prohibitions on exercise.

  In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts, and options on foreign currencies may be traded on foreign exchanges and OTC in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and
  (v) low trading volume.

  A Portfolio may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by that Portfolio. Such participation may subject a Portfolio to expenses such as legal fees and may make that Portfolio an "insider" of the issuer for purposes of the federal securities laws, which may restrict that Portfolio's ability to trade in or acquire additional positions in a particular security or other securities of the issuer when it might otherwise desire to do so. Participation by a Portfolio on such committees also may expose that Portfolio to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Portfolio would participate on such committees only when Janus Capital believes that such participation is necessary or desirable to enforce that Portfolio's rights as a creditor or to protect the value of securities held by that Portfolio.


  OPTIONS ON SECURITIES. In an effort to increase current income and to reduce fluctuations in NAV, the Portfolios may write covered put and call options and buy put and call options on securities that are traded on U.S. and foreign securities exchanges and OTC. Examples of covering transactions include: (i) for a written put, selling short the underlying instrument at the same or higher price than the put's exercise price; and (ii) for a written call, owning the underlying instrument. The Portfolios may write and buy options on the same types of securities that the Portfolios may purchase directly. The Portfolios may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option's expiration date. A European-style option is an option contract that can only be exercised on the option's expiration date.



  A Portfolio may cover its obligations on a put option by segregating cash or other liquid assets with the Portfolios' custodian for a value equal to: (i) the full notional value of the put for physically settled options; or (ii) the in-the-money value of the put for cash settled options. A Portfolio may also cover its obligations on a put option by holding a put on the same security and in the same principal amount as the put written where the exercise price of the put held: (i) is equal to or greater than the exercise price of the put written; or (ii) is less than the exercise price of the put written if the difference is maintained by that Portfolio in cash or other liquid assets in a segregated account with its custodian. The premium paid by the buyer of an option will normally reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.





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




  A Portfolio may cover its obligations on a call option by segregating cash or other liquid assets with the Portfolios' custodian for a value equal to: (i) the full notional value of the call for physically settled options; or (ii) the in-the-money value of the call for cash settled options. A Portfolio may also cover its obligations on a written call option by (i) owning the underlying security covered by the call or having an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Portfolio's custodian) upon conversion or exchange of other securities held in its portfolio; or (ii) holding a call on the same security and in the same principal amount as the call written where the exercise price of the call held: (a) is equal to or less than the exercise price of the call written; or
  (b) is greater than the exercise price of the call written if the difference is maintained by that Portfolio in cash and other liquid assets in a segregated account with its custodian.



  A Portfolio would write a call option for hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and the portfolio managers and/or investment personnel believe that writing the option would achieve the desired hedge.



  The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.




  The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

  The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

  In the case of a written call option, effecting a closing transaction will permit a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit a Portfolio to write another put option to the extent that the exercise price is secured by deposited liquid assets. Effecting a closing transaction also will permit a Portfolio to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If a Portfolio desires to sell a particular security from its portfolio on which it has written a call option, such Portfolio will effect a closing transaction prior to or concurrent with the sale of the security.

  A Portfolio will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. A Portfolio will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Portfolio.

  An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, a Portfolio may not be able to effect closing transactions in particular options and that Portfolio would have to exercise the options in order to realize any profit. If a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following:

  (i) insufficient trading interest in certain options; (ii) restrictions imposed by a national securities exchange ("Exchange") on which the option is traded on opening or closing transactions or both; (iii) trading halts, suspensions, or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange; (v) the facilities of an Exchange or of the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

  A Portfolio may write options in connection with buy-and-write transactions. In other words, a Portfolio may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that Portfolio's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

  The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Portfolio's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Portfolio may elect to close the position or take delivery of the security at the exercise price and that Portfolio's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

  A Portfolio may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

  A Portfolio may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that Portfolio.

  A Portfolio may write straddles (combinations of put and call options on the same underlying security), which are generally a nonhedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out than individual options contracts. The straddle rules of the Internal Revenue Code require deferral of certain losses realized on positions of a straddle to the extent that a Portfolio has unrealized gains in offsetting positions at year end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.

  OPTIONS ON SECURITIES INDICES. The Portfolios may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities. The index may fluctuate as a result of changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices may also be based on a particular industry or market segment.

  Options on securities indices are similar to options on securities except that
  (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

  OPTIONS ON NON-U.S. SECURITIES INDICES. The Portfolios may purchase and write put and call options on foreign securities indices listed on domestic and foreign securities exchanges. The Portfolios may also purchase and write OTC options on foreign securities indices.

  The Portfolios may, to the extent allowed by federal and state securities laws, invest in options on non-U.S. securities indices instead of investing directly in individual non-U.S. securities. The Portfolios may also use foreign securities index options for bona fide hedging and non-hedging purposes.

  Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices may be more likely to occur, although the Portfolios generally will only purchase or write such an option if Janus Capital or the subadviser believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Portfolios will not purchase such options unless Janus Capital or the subadviser believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

  Price movements in a portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the portfolio managers and/or investment personnel may be forced to liquidate portfolio securities to meet settlement obligations. A Portfolio's activities in index options may also be restricted by the requirements of the Code for qualification as a regulated investment company.

  In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or exist.

  YIELD CURVE OPTIONS. The Portfolios may enter into options on the yield spread or yield differential between two securities. These options are referred to as yield curve options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

  SWAPS AND SWAP-RELATED PRODUCTS. The Portfolios may enter into swap agreements or utilize swap-related products, including but not limited to total return swaps, equity swaps, interest rate swaps, caps, and floors (either on an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities). Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. A Portfolio may enter into swap agreements in an attempt to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from a Portfolio. The Portfolios will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Portfolio's obligations over its entitlement with respect to each swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by the Portfolios' custodian. If a

  Portfolio enters into a swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

  Swap agreements entail the risk that a party will default on its payment obligations to the Portfolio. If there is a default by the other party to such a transaction, a Portfolio normally will have contractual remedies pursuant to the agreements related to the transaction. Swap agreements also bear the risk that a Portfolio will not be able to meet its obligation to the counterparty.

  A Portfolio normally will not enter into any equity or interest rate swap, cap, or floor transaction unless the claims-paying ability of the other party thereto meets guidelines established by Janus Capital. Janus Capital's guidelines may be adjusted in accordance with market conditions. Janus Capital or the subadviser will monitor the creditworthiness of all counterparties on an ongoing basis. Generally, parties that are rated in the highest short-term rating category by a nationally recognized statistical rating organization ("NRSRO") will meet Janus Capital's guidelines. The ratings of NRSROs represent their opinions of the claims-paying ability of entities rated by them. NRSRO ratings are general and are not absolute standards of quality.

  The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Janus Capital has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate NAV at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

  There is no limit on the amount of total return, equity, or interest rate swap transactions that may be entered into by a Portfolio. The use of equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by a Portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to swaps is limited to the net amount of the payments that a Portfolio is contractually obligated to make. If the other party to a swap that is not collateralized defaults, a Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A Portfolio may buy and sell (i.e., write) caps and floors, without limitation, subject to the segregation requirement described above.

  Another form of a swap agreement is the credit default swap. A Portfolio may enter into various types of credit default swap agreements (with values not to exceed 10% of the net assets of the Portfolio) for investment purposes and to add leverage to its portfolio. As the seller in a credit default swap contract, the Portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. A Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Portfolio would function as the counterparty referenced in the preceding paragraph. Credit default swaps could result in losses if the Portfolio does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based.

  Credit default swap agreements may involve greater risks than if a Portfolio had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. A Portfolio will generally incur a greater degree of risk when it sells a credit default swap option than when it purchases a credit default swap. As a buyer of a credit default swap, the Portfolio may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Portfolio, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Portfolio.

  A Portfolio may invest in funded or unfunded credit default swaps that are based on an index of credit default swaps ("CDXs") or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets.



  A Portfolio investing in CDXs is normally only permitted to take long positions in these instruments. A Portfolio holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. A Portfolio also normally indirectly bears its proportionate share of any expenses paid by a CDX in addition to the expenses of the Portfolio. By investing in CDXs, a Portfolio could be exposed to risks relating to, among other things, the reference obligation, illiquidity risk, counterparty risk, and credit risk.


  STRUCTURED INVESTMENTS. A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities.

  Investments in government and government-related restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts. Structured investments include a wide variety of instruments which are also subject to special risk such as inverse floaters and collateralized debt obligations. Inverse floaters involve leverage which may magnify a Portfolio's gains or losses. The risk of collateral debt obligations depends largely on the type of collateral security. There is a risk that the collateral will not be adequate to make interest or other payments related to the debt obligation the collateral supports.

  Structured instruments that are registered under the federal securities laws may be treated as liquid. In addition, many structured instruments may not be registered under the federal securities laws. In that event, a Portfolio's ability to resell such a structured instrument may be more limited than its ability to resell other Portfolio securities. The Portfolios may treat such instruments as illiquid and will limit their investments in such instruments to no more than 15% of each Portfolio's net assets, when combined with all other illiquid investments of each Portfolio.

PORTFOLIO TURNOVER




  Portfolio turnover rates for the fiscal years ended December 31, 2008 and December 31, 2007 are presented in the table below. As a reference point, a portfolio turnover rate of 100% would mean that a Portfolio had sold and purchased securities valued at 100% of its net assets within a one-year period. A Portfolio cannot accurately predict its turnover rate. Variations in portfolio turnover rates shown may be due to market conditions, changes in the size of a Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of a Portfolio's investments, and the investment style and/or outlook of the portfolio managers and/or investment personnel. A Portfolio's portfolio turnover rate may be higher when a Portfolio finds it necessary to significantly change its portfolio to adopt a temporary defensive position or respond to economic or market events. Higher levels of portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in Portfolio performance.



                                                          Portfolio Turnover Rate for    Portfolio Turnover Rate for
                                                             the fiscal year ended          the fiscal year ended
  Portfolio Name                                               December 31, 2008              December 31, 2007
--------------------------------------------------------------------------------------------------------------------
  BOND
    Flexible Bond Portfolio                                           169%                           138%
  GROWTH & CORE
    Balanced Portfolio(1)                                             120%                            54%
    Enterprise Portfolio(2)                                            60%                            45%
    Forty Portfolio                                                    61%                            24%
    Growth and Income Portfolio                                        58%                            74%
    Janus Portfolio(3)                                                 69%                            78%
    Research Core Portfolio(4)                                        129%                           124%(5)
  INTERNATIONAL & GLOBAL
    Overseas Portfolio(6)                                              56%                            59%
    Worldwide Portfolio(7)                                             14%                            26%
  RISK-MANAGED
    Risk-Managed Core Portfolio                                       128%                           101%
  SPECIALTY EQUITY
    Global Life Sciences Portfolio                                     87%                            81%
    Global Technology Portfolio(1)                                     92%                            67%
  VALUE
    Mid Cap Value Portfolio                                           100%                            83%





  (1) The increase in portfolio turnover rate is due to changes in the portfolio in response to changing market conditions and fluctuating shareholder transactions.



  (2) Formerly named Mid Cap Growth Portfolio.


  (3) Formerly named Large Cap Growth Portfolio.


  (4) Formerly named Fundamental Equity Portfolio.


  (5) The increase in the portfolio turnover rate was partially due to a restructuring of the Portfolio as a result of a change in portfolio management.


  (6) Formerly named International Growth Portfolio.


  (7) Formerly named Worldwide Growth Portfolio.


PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the portfolios and to protect the confidentiality of the portfolios' holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.

  - FULL HOLDINGS. Each Portfolio is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to portfolio shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Portfolio holdings of funds subadvised by INTECH are generally available on a calendar quarter-end basis with a 60-day lag. Holdings are generally posted approximately two business days thereafter under the Characteristics tab of each Portfolio at janus.com/info.


  - TOP HOLDINGS. Each Portfolio's (with the exception of funds subadvised by INTECH) top portfolio holdings, in order of position size and as a percentage of a portfolio's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Top holdings of portfolios subadvised by INTECH, consisting of security names only in alphabetical order and aggregate percentage of a portfolio's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most portfolios disclose their top ten portfolio holdings. However, certain portfolios disclose only their top five portfolio holdings.


  - OTHER INFORMATION. Each Portfolio may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.


  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Portfolios disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds.

  The Janus funds' Trustees, officers, and primary service providers, including investment advisers, distributors, administrators, transfer agents, custodians, and their respective personnel, may receive or have access to nonpublic portfolio holdings information. In addition, third parties, including but not limited to those that provide services to the Janus funds, Janus Capital, and its affiliates, such as trade execution measurement systems providers, independent pricing services, proxy voting service providers, the portfolios' insurers, computer systems service providers, lenders, counsel, accountants/auditors, and rating and ranking organizations may also receive or have access to nonpublic portfolio holdings information. Other recipients of nonpublic portfolio holdings information may include, but may not be limited to, third parties such as consultants, data aggregators, and asset allocation services which calculate information derived from holdings for use by Janus Capital, and which supply their analyses (but not the holdings themselves) to their clients. Such parties, either by agreement or by virtue of their duties, are required to maintain confidentiality with respect to such nonpublic portfolio holdings.

  Nonpublic portfolio holdings information may be disclosed to certain third parties upon a good faith determination made by Janus Capital's Chief Compliance Officer or Ethics Committee that a Portfolio has a legitimate business purpose for such disclosure and the recipient agrees to maintain confidentiality. Preapproval by the Chief Compliance Officer or Ethics Committee is not required for certain routine service providers and in response to regulatory, administrative, and judicial requirements. The Chief Compliance Officer reports to the Janus funds' Trustees regarding material compliance matters with respect to the portfolio holdings disclosure policies and procedures.

  Under extraordinary circumstances, Janus Capital's Chief Investment Officer(s) or their delegates have the authority to waive one or more provisions of, or make exceptions to, the Mutual Fund Holdings Disclosure Policies and Procedures when in the best interest of the Janus portfolios and when such waiver or exception is consistent with federal securities laws and applicable fiduciary duties. The frequency with which portfolio holdings are disclosed, as well as the lag time associated with such disclosure, may vary as deemed appropriate under the circumstances. All waivers and exceptions involving any of the Janus portfolios shall be pre-approved by the Chief Compliance Officer or a designee.

  As of the date of this SAI, the following non-affiliated third parties, which consist of service providers and consultants as described above, receive or may have access to nonpublic portfolio holdings information, which may include the full holdings of a portfolio. Certain of the arrangements below reflect relationships of an affiliated subadviser, INTECH, and its products.

  NAME                                                           FREQUENCY            LAG TIME
  ----                                                           ---------            --------
  ACA Compliance Group                                           As needed            Current
  Bowne & Company Inc.                                           Daily                Current
  Brockhouse & Cooper Inc.                                       Quarterly            Current
  Brown Brothers Harriman & Co.                                  Daily                Current
  Callan Associates Inc.                                         As needed            Current

  NAME                                                           FREQUENCY            LAG TIME
  ----                                                           ---------            --------
  Cambridge Associates LLC                                       Quarterly            Current
  Canterbury Consulting Inc.                                     Monthly              Current
  Charles River Systems, Inc.                                    As needed            Current
  Charles Schwab & Co., Inc.                                     As needed            Current
  Citibank, N.A.                                                 Daily                Current
  CMS BondEdge                                                   As needed            Current
  Consulting Services Group, LLC                                 As needed            Current
  Deloitte & Touche LLP                                          As needed            Current
  Deloitte Tax LLP                                               As needed            Current
  Dresdner Bank, AG New York Branch                              As needed            Current
  Eagle Investment Systems Corp.                                 As needed            Current
  Eaton Vance Management                                         As needed            Current
  Ennis, Knupp & Associates, Inc.                                As needed            Current
  Ernst & Young LLP                                              As needed            Current
  FactSet Research Systems, Inc.                                 As needed            Current
  Financial Models Company, Inc.                                 As needed            Current
  FT Interactive Data Corporation                                Daily                Current
  Imagine Software Inc.                                          As needed            Current
  Institutional Shareholder Services, Inc.                       Daily                Current
  International Data Corporation                                 Daily                Current
  Investment Technology Group, Inc.                              Daily                Current
  Jeffrey Slocum & Associates, Inc.                              As needed            Current
  Lehman Brothers Inc.                                           Daily                Current
  Marco Consulting Group, Inc.                                   Monthly              Current
  Marquette Associates                                           As needed            Current
  Markit Loans, Inc.                                             Daily                Current
  Mercer Investment Consulting, Inc.                             As needed            Current
  Merrill Communications LLC                                     Semi-annually        5 days
  Moody's Investors Service Inc.                                 Weekly               7 days or more
  New England Pension Consultants                                Monthly              Current
  Omgeo LLC                                                      Daily                Current
  PricewaterhouseCoopers LLP                                     As needed            Current
  Prima Capital Management, Inc.                                 Quarterly            15 days
  R.V. Kuhns & Associates                                        As needed            Current
  Reuters America Inc.                                           Daily                Current
  Rocaton Investment Advisors, LLC                               As needed            Current
  Rogerscasey, Inc.                                              Quarterly            Current
  Russell/Mellon Analytical Services, LLC                        Monthly              Current
  Sapient Corporation                                            As needed            Current
  SEI Investments                                                As needed            Current
  SimCorp USA, Inc.                                              As needed            Current
  Standard & Poor's                                              Daily                Current
  Standard & Poor's Financial Services                           Weekly               2 days or more
  Standard & Poor's Securities Evaluation                        Daily                Current
  State Street Bank and Trust Company                            Daily                Current
  Stratford Advisory Group, Inc.                                 As needed            Current
  Summit Strategies Group                                        Monthly; Quarterly   Current
  The Yield Book Inc.                                            Daily                Current

  NAME                                                           FREQUENCY            LAG TIME
  ----                                                           ---------            --------
  Tower Investment                                               As needed            30 days
  Wachovia Securities LLC                                        As needed            Current
  Wall Street On Demand, Inc.                                    Monthly; Quarterly   30 days; 15 days
  Wilshire Associates Incorporated                               As needed            Current
  Yanni Partners, Inc.                                           Quarterly            Current
  Zephyr Associates, Inc.                                        Quarterly            Current



  In addition to the categories of persons and names of persons described above who may receive nonpublic portfolio holdings information, brokers executing portfolio trades on behalf of the portfolios may receive nonpublic portfolio holdings information.

  Janus Capital manages other accounts such as separate accounts, private accounts, unregistered products, and portfolios sponsored by companies other than Janus Capital. These other accounts may be managed in a similar fashion to certain Janus funds and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Portfolios' portfolio holdings disclosure policies. Additionally, clients of such accounts have access to their portfolio holdings, and may not be subject to the Portfolios' portfolio holdings disclosure policies.

INVESTMENT ADVISER AND SUBADVISERS
--------------------------------------------------------------------------------


INVESTMENT ADVISER - JANUS CAPITAL MANAGEMENT LLC

  As stated in the Prospectuses, each Portfolio has an Investment Advisory Agreement with Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805. Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation.

  Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Portfolios' investments, provide office space for the Portfolios, and pay the salaries, fees, and expenses of all Portfolio officers and of those Trustees who are considered to be interested persons of Janus Capital. As of the date of this SAI, none of the members of the Board of Trustees are "affiliated persons" of Janus Capital as that term is defined by the 1940 Act. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Portfolios, including NAV determination, portfolio accounting, recordkeeping, and blue sky registration and monitoring services, for which the Portfolios may reimburse Janus Capital for its costs. Each Portfolio pays custodian fees and expenses, brokerage commissions and dealer spreads, and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest and taxes, a portion of trade or other investment company dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Portfolio Trustees who are not interested persons of Janus Capital, other costs of complying with applicable laws regulating the sale of Portfolio shares, and compensation to the Portfolios' transfer agent. As discussed in this section, Janus Capital has delegated certain of these duties for certain Portfolios to INTECH and Perkins pursuant to subadvisory agreements ("Sub-Advisory Agreements") between Janus Capital and each Subadviser.

  Each Portfolio's Advisory Agreement continues in effect from year to year so long as such continuance is approved annually by a majority of the Portfolios' Trustees who are not parties to the Advisory Agreements or "interested persons" (as defined by the 1940 Act) of any such party (the "Independent Trustees"), and by either a majority of the outstanding voting shares of each Portfolio or the Trustees of the Portfolios. Each Advisory Agreement: (i) may be terminated without the payment of any penalty by a Portfolio or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Portfolio, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Portfolio.


  A discussion regarding the basis for the Trustees' approval of the Portfolios' Investment Advisory Agreements and Sub-Advisory Agreements (as applicable) will be included in the Portfolios' next annual or semiannual report to shareholders, following such approval. You can request the Portfolios' annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, at janus.com/info, or by contacting a Janus representative at 1-877-335-2687.

  The Portfolios pay a monthly investment advisory fee to Janus Capital for its services. The fee is based on the average daily net assets of each Portfolio for Portfolios with an annual fixed-rate fee, and is calculated at the annual rate. The detail for Portfolios with this fee structure is shown below under "Average Daily Net Assets of Portfolio." Portfolios that pay a fee that may adjust up or down based on the Portfolio's performance relative to its benchmark index over the performance measurement period have "N/A" in the "Average Daily Net Assets of Portfolio" column below. The following table also reflects the Portfolios' contractual fixed-rate investment advisory fee rate for Portfolios with an annual fee based on average daily net assets and the "base fee" rate prior to any performance fee adjustment for Portfolios that have a performance fee structure.


                                                                                          Contractual
                                                                   Average Daily      Investment Advisory
                                                                    Net Assets         Fees/Base Fees (%)
  Portfolio Name                                                   of Portfolio          (annual rate)
---------------------------------------------------------------------------------------------------------
  BOND
    Flexible Bond Portfolio                                     First $300 Million            0.55
                                                                 Over $300 Million            0.45
  GROWTH & CORE
    Balanced Portfolio                                           All Asset Levels             0.55
    Enterprise Portfolio(1)                                      All Asset Levels             0.64
    Forty Portfolio                                              All Asset Levels             0.64
    Growth and Income Portfolio                                  All Asset Levels             0.62
    Janus Portfolio(2)                                           All Asset Levels             0.64
    Research Core Portfolio(3)                                   All Asset Levels             0.60
  INTERNATIONAL & GLOBAL
    Overseas Portfolio(4)                                        All Asset Levels             0.64
    Worldwide Portfolio(5)                                              N/A                   0.60
  RISK-MANAGED
    Risk-Managed Core Portfolio                                         N/A                   0.50
  SPECIALTY EQUITY
    Global Life Sciences Portfolio                               All Asset Levels             0.64
    Global Technology Portfolio                                  All Asset Levels             0.64
  VALUE
    Mid Cap Value Portfolio                                             N/A                   0.64




  (1) Formerly named Mid Cap Growth Portfolio.
  (2) Formerly named Large Cap Growth Portfolio.
  (3) Formerly named Fundamental Equity Portfolio.
  (4) Formerly named International Growth Portfolio.
  (5) Formerly named Worldwide Growth Portfolio.



  PERFORMANCE-BASED INVESTMENT ADVISORY FEE


  APPLIES TO RISK-MANAGED CORE PORTFOLIO, WORLDWIDE PORTFOLIO (FORMERLY NAMED WORLDWIDE GROWTH PORTFOLIO), AND MID CAP VALUE PORTFOLIO ONLY



  Effective on the dates shown below, each of Risk-Managed Core Portfolio, Worldwide Portfolio, and Mid Cap Value Portfolio implemented an investment advisory fee rate that adjusts up or down based upon each Portfolio's performance relative to the cumulative investment record of its respective benchmark index over the performance measurement period. Any performance adjustment commenced on the date shown below. Prior to the effective date of the performance adjustment, only the base fee applied.



                                                                    Effective Date of    Effective Date of
                                                                     Performance Fee      First Adjustment
  Portfolio Name                                                       Arrangement        to Advisory Fee
  --------------------------------------------------------------------------------------------------------
  Risk-Managed Core Portfolio                                            01/01/06             01/01/07

  Worldwide Portfolio                                                    02/01/06             02/01/07

  Mid Cap Value Portfolio                                                02/01/06             02/01/07







  Under the performance-based fee structure, the investment advisory fee paid to Janus Capital by each Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio's average daily net assets during the previous month ("Base Fee"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until the performance-based fee structure has been in effect for at least 12 months and, accordingly, only the Portfolio's Base Fee rate applies for the initial 12 months. When the performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. As is currently the case, the investment advisory fee is paid monthly in arrears.

  The Performance Adjustment may result in an increase or decrease in the investment advisory fee paid by a Portfolio, depending upon the investment performance of the Portfolio relative to its benchmark index over the performance measurement period. No Performance Adjustment is applied unless the difference between the Portfolio's investment performance and the cumulative investment record of the Portfolio's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to a Portfolio's performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Portfolio's shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Portfolio's shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of a Portfolio is calculated net of expenses, whereas a Portfolio's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of a Portfolio and the Portfolio's benchmark index.

  The investment performance of a Portfolio's Service Shares ("Service Shares") is used for purposes of calculating the Portfolio's Performance Adjustment. After Janus Capital determines whether a particular Portfolio's performance was above or below its benchmark index by comparing the investment performance of the Portfolio's Service Shares against the cumulative investment record of that Portfolio's benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Portfolio.

  The Trustees may determine that a class of shares of a Portfolio other than Service Shares is the most appropriate for use in calculating the Performance Adjustment. If a different class of shares is substituted in calculating the Performance Adjustment, the use of that successor class of shares may apply to the entire performance measurement period so long as the successor class was outstanding at the beginning of such period. If the successor class of shares was not outstanding for all or a portion of the performance measurement period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which the successor class was outstanding, and any prior portion of the performance measurement period would be calculated using the class of shares previously designated. Any change to the class of shares used to calculate the Performance Adjustment is subject to applicable law. It is currently the position of the staff of the SEC (the "Staff") that any changes to a class of shares selected for purposes of calculating the Performance Adjustment will require shareholder approval. If there is a change in the Staff's position, the Trustees intend to notify shareholders of such change in position at such time as the Trustees may determine that a change in such selected class is appropriate.

  The Trustees may from time to time determine that another securities index for a Portfolio is a more appropriate benchmark index for purposes of evaluating the performance of that Portfolio. In that event, the Trustees may approve the substitution of a successor index for the Portfolio's benchmark index. However, the calculation of the Performance Adjustment for any portion of the performance measurement period prior to the adoption of the successor index will still be based upon the Portfolio's performance compared to its former benchmark index. Any change to a particular Portfolio's benchmark index for purposes of calculating the Performance Adjustment is subject to applicable law. It is currently the position of the Staff that any changes to a Portfolio's benchmark index will require shareholder approval. If there is a change in the Staff's position, the Trustees intend to notify shareholders of such change in position at such time as the Trustees may determine that a change in a Portfolio's benchmark index is appropriate.

  It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of each Portfolio relative to the record of the Portfolio's benchmark index and future changes to the size of each Portfolio.

  If the average daily net assets of a Portfolio remain constant during a 36-month performance measurement period, current net assets will be the same as average net assets over the performance measurement period and the maximum Performance Adjustment will be equivalent to 0.15% of current net assets. When current net assets vary from net assets over the 36-month performance measurement period, the Performance Adjustment, as a percentage of current assets, may vary significantly, including at a rate more or less than 0.15%, depending upon whether the net assets of the Portfolio had been increasing or decreasing (and the amount of such increase or decrease) during the performance measurement period. Note that if net assets for a Portfolio were increasing during the performance measurement period, the total performance fee paid, measured in dollars, would be more than if that Portfolio had not increased its net assets during the performance measurement period.

  Suppose, for example, that the Performance Adjustment was being computed after the assets of a Portfolio had been shrinking. Assume its monthly Base Fee was 1/12(th) of 0.60% of average daily net assets during the previous month. Assume also that average daily net assets during the 36-month performance measurement period were $500 million, but that average daily net assets during the preceding month were just $200 million.

  The Base Fee would be computed as follows:

  $200 million x 0.60% / 12 = $100,000

  If the Portfolio outperformed or underperformed its benchmark index by an amount which triggered the maximum Performance Adjustment, the Performance Adjustment would be computed as follows:

  $500 million x 0.15% / 12 = $62,500, which is approximately 1/12(th) of 0.375%
  of $200 million.

  If the Portfolio had outperformed its benchmark index, the total advisory fee rate for that month would be $162,500, which is approximately 1/12(th) of 0.975% of $200 million.

  If the Portfolio had underperformed its benchmark index, the total advisory fee rate for that month would be $37,500, which is approximately 1/12(th) of 0.225% of $200 million.

  Therefore, the total advisory fee rate for that month, as a percentage of average net assets during the preceding month, would be approximately 1/12(th) of 0.975% in the case of outperformance, or approximately 1/12(th) of 0.225% in the case of underperformance. Under extreme circumstances involving underperformance by a rapidly shrinking Portfolio, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee. In such circumstances, Janus Capital would reimburse the applicable Portfolio.

  By contrast, the Performance Adjustment would be a smaller percentage of current assets if the net assets of the Portfolio were increasing during the performance measurement period. Suppose, for example, that the Performance Adjustment was being computed after the assets of a Portfolio had been growing. Assume its average daily net assets during the 36-month performance measurement period were $500 million, but that average daily net assets during the preceding month were $800 million.

  The Base Fee would be computed as follows:

  $800 million x 0.60% / 12 = $400,000

  If the Portfolio outperformed or underperformed its benchmark index by an amount which triggered the maximum Performance Adjustment, the Performance Adjustment would be computed as follows:

  $500 million x 0.15% / 12 = $62,500, which is approximately 1/12(th) of 0.094%
  of $800 million.

  If the Portfolio had outperformed its benchmark index, the total advisory fee rate for that month would be $462,500, which is approximately 1/12(th) of 0.694% of $800 million.

  If the Portfolio had underperformed its benchmark index, the total advisory fee rate for that month would be $337,500, which is approximately 1/12(th) of 0.506% of $800 million.

  Therefore, the total advisory fee rate for that month, as a percentage of average net assets during the preceding month, would be approximately 1/12(th) of 0.694% in the case of outperformance, or approximately 1/12(th) of 0.506% in the case of underperformance.

  The Base Fee for each Portfolio and the Portfolio's benchmark index used for purposes of calculating the Performance Adjustment are shown in the following table:


                                                                                             Base Fee (%)
  Portfolio Name                                        Benchmark Index                     (annual rate)
  -------------------------------------------------------------------------------------------------------
  Risk-Managed Core Portfolio                           S&P 500(R) Index(1)                      0.50(2)

  Worldwide Portfolio                                   MSCI World Index(SM)(3)                  0.60

  Mid Cap Value Portfolio                               Russell Midcap(R) Value Index(4)         0.64(5)



  (1) The S&P 500(R) Index is a commonly recognized market-capitalization weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance.

  (2) Janus Capital pays INTECH, the Portfolio's subadviser, a fee for its services provided pursuant to a Sub-Advisory Agreement between Janus Capital, on behalf of the Portfolio, and INTECH. Effective, January 1, 2008, the subadvisory fee rate paid by Janus Capital changed from a fixed rate based on the Portfolio's annual average daily net assets to a fee equal to 50% of the investment advisory fee paid by the Portfolio to Janus Capital (net of any performance fee adjustments or reimbursements of expenses incurred or fees waived by Janus Capital). The subadvisory fee paid by Janus Capital to INTECH adjusts up or down based on the Portfolio's performance relative to its benchmark index over the performance measurement period.


  (3) The Morgan Stanley Capital International ("MSCI") World Index(SM) is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

  (4) The Russell Midcap(R) Value Index measures the performance of those Russell Midcap(R) companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000(R) Value Index.

  (5) Effective January 1, 2009, Janus Capital pays Perkins, the Portfolio's subadviser, a fee for its services provided pursuant to a Sub-Advisory Agreement between Janus Capital, on behalf of the Portfolio, and Perkins. Under this Sub-Advisory Agreement, Janus Capital pays Perkins a fee equal to 50% of the investment advisory fee paid by the Portfolio to Janus Capital (net of any performance fee adjustment and reimbursements of expenses incurred or fees waived by Janus Capital). The subadvisory fee paid by the Portfolio to Perkins adjusts up or down based on the Portfolio's performance relative to its benchmark index over the performance measurement period.



  The following hypothetical examples illustrate the application of the Performance Adjustment for each Portfolio. The examples assume that the average daily net assets of the Portfolio remain constant during a 36-month performance measurement period. The Performance Adjustment would be a smaller percentage of current assets if the net assets of the Portfolio were increasing during the performance measurement period, and a greater percentage of current assets if the net assets of the Portfolio were decreasing during the performance measurement period. All numbers in the examples are rounded to the nearest hundredth percent. The net assets of each Portfolio as of the fiscal year ended December 31, 2008 are shown below:



  Portfolio Name                                                              Net Assets (000s)
  ---------------------------------------------------------------------------------------------
  Risk-Managed Core Portfolio                                                      $ 21,759

  Worldwide Portfolio                                                               619,001

  Mid Cap Value Portfolio                                                            70,726



  EXAMPLES: RISK-MANAGED CORE PORTFOLIO

  The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Portfolio outperforms or underperforms its benchmark index by 4.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Portfolio's Service Shares compared to the investment record of the S&P 500(R) Index.

  Example 1: Portfolio Outperforms Its Benchmark Index By 4.00%

  If the Portfolio has outperformed the S&P 500(R) Index by 4.00% during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:

                                                                                          Total Advisory Fee Rate
  Base Fee Rate                                            Performance Adjustment Rate         for that Month
  ---------------------------------------------------------------------------------------------------------------
  1/12th of 0.50%                                                1/12th of 0.15%              1/12th of 0.65%


  Example 2: Portfolio Performance Tracks Its Benchmark Index

  If the Portfolio performance has tracked the performance of the S&P 500(R) Index during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:

                                                                                          Total Advisory Fee Rate
  Base Fee Rate                                            Performance Adjustment Rate         for that Month
  ---------------------------------------------------------------------------------------------------------------
  1/12th of 0.50%                                                      0.00                   1/12th of 0.50%

  Example 3: Portfolio Underperforms Its Benchmark Index By 4.00%

  If the Portfolio has underperformed the S&P 500(R) Index by 4.00% during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:

                                                                                          Total Advisory Fee Rate
  Base Fee Rate                                            Performance Adjustment Rate         for that Month
  ---------------------------------------------------------------------------------------------------------------
  1/12th of 0.50%                                                1/12th of -0.15%             1/12th of 0.35%



  Under the terms of the current Sub-Advisory Agreement between Janus Capital, on behalf of Risk-Managed Core Portfolio, and INTECH, Janus Capital pays INTECH a fee equal to 50% of the advisory fee paid by the Portfolio to Janus Capital (plus or minus half of any performance fee adjustment, and net of any reimbursement of expenses incurred or fees waived by Janus Capital). This means that the subadvisory fee rate for fees paid by Janus Capital to INTECH will adjust up or down in line with the advisory fee rate for fees paid by the Portfolio to Janus Capital based on Risk-Managed Core Portfolio's performance relative to the S&P 500(R) Index.


  EXAMPLES: WORLDWIDE PORTFOLIO (FORMERLY NAMED WORLDWIDE GROWTH PORTFOLIO)

  The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Portfolio outperforms or underperforms its benchmark index by 6.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Portfolio's Service Shares compared to the investment record of the MSCI World Index(SM).

  Example 1: Portfolio Outperforms Its Benchmark Index By 6.00%

  If the Portfolio has outperformed the MSCI World Index(SM) by 6.00% during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:

                                                                                          Total Advisory Fee Rate
  Base Fee Rate                                            Performance Adjustment Rate         for that Month
  ---------------------------------------------------------------------------------------------------------------
  1/12th of 0.60%                                                1/12th of 0.15%              1/12th of 0.75%


  Example 2: Portfolio Performance Tracks Its Benchmark Index

  If the Portfolio performance has tracked the performance of the MSCI World Index(SM) during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:

                                                                                          Total Advisory Fee Rate
  Base Fee Rate                                            Performance Adjustment Rate         for that Month
  ---------------------------------------------------------------------------------------------------------------
  1/12th of 0.60%                                                      0.00                   1/12th of 0.60%


  Example 3: Portfolio Underperforms Its Benchmark Index By 6.00%

  If the Portfolio has underperformed the MSCI World Index(SM) by 6.00% during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:

                                                                                          Total Advisory Fee Rate
  Base Fee Rate                                            Performance Adjustment Rate         for that Month
  ---------------------------------------------------------------------------------------------------------------
  1/12th of 0.60%                                                1/12th of -0.15%             1/12th of 0.45%


  EXAMPLES: MID CAP VALUE PORTFOLIO

  The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Portfolio outperforms or underperforms its benchmark index by 4.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Portfolio's Service Shares compared to the investment record of the Russell Midcap(R) Value Index.

  Example 1: Portfolio Outperforms Its Benchmark Index By 4.00%

  If the Portfolio has outperformed the Russell Midcap(R) Value Index by 4.00% during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:

                                                                                          Total Advisory Fee Rate
  Base Fee Rate                                            Performance Adjustment Rate         for that Month
  ---------------------------------------------------------------------------------------------------------------
  1/12th of 0.64%                                                1/12th of 0.15%          1/12th of 0.79%


  Example 2: Portfolio Performance Tracks Its Benchmark Index

  If the Portfolio performance has tracked the performance of the Russell Midcap(R) Value Index during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:

                                                                                          Total Advisory Fee Rate
  Base Fee Rate                                            Performance Adjustment Rate         for that Month
  ---------------------------------------------------------------------------------------------------------------
  1/12th of 0.64%                                                      0.00               1/12th of 0.64%


  Example 3: Portfolio Underperforms Its Benchmark Index By 4.00%

  If the Portfolio has underperformed the Russell Midcap(R) Value Index by 4.00% during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:

                                                                                          Total Advisory Fee Rate
  Base Fee Rate                                            Performance Adjustment Rate         for that Month
  ---------------------------------------------------------------------------------------------------------------
  1/12th of 0.64%                                                1/12th of -0.15%         1/12th of 0.49%



  Under the terms of the current Sub-Advisory Agreement between Janus Capital, on behalf of Mid Cap Value Portfolio, and Perkins, Janus Capital pays Perkins a fee equal to 50% of the advisory fee paid by the Portfolio to Janus Capital (plus or minus half of any performance fee adjustment, and net of any reimbursement of expenses incurred or fees waived by Janus Capital). This means that the subadvisory fee rate for fees paid by Janus Capital to Perkins will adjust up or down in line with the advisory fee rate for fees paid by the Portfolio to Janus Capital based on Mid Cap Value Portfolio Service Shares' performance relative to the Russell Midcap(R) Value Index over the performance measurement period.




  EXPENSE LIMITATIONS

  Janus Capital agreed by contract to waive the advisory fee payable by certain Portfolios in an amount equal to the amount, if any, that such Portfolio's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution and shareholder servicing fee applicable to Service Shares and Service II Shares, the administrative services fee applicable to Service Shares of certain Portfolios, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how these expense limits affect the total expenses of each class of the Portfolios, refer to the table in the "Fees and Expenses" section of each prospectus. Provided that Janus Capital remains investment adviser to the Portfolios, Janus Capital has agreed to continue such waivers until at least May 1, 2010. Mortality risk, expense risk, and other charges imposed by participating insurance companies are also excluded from the expense limitations noted.


                                                                               Expense Limit
  Portfolio Name                                                              Percentage (%)
--------------------------------------------------------------------------------------------
  BOND
    Flexible Bond Portfolio                                                        0.90
  GROWTH & CORE
    Research Core Portfolio(1)                                                     1.20
  RISK-MANAGED
    Risk-Managed Core Portfolio(2)                                                 1.10
  SPECIALTY EQUITY
    Global Life Sciences Portfolio                                                 1.24
    Global Technology Portfolio                                                    1.24
  VALUE
    Mid Cap Value Portfolio(2)                                                     1.24






  (1) Formerly named Fundamental Equity Portfolio.

  (2) Effective January 1, 2006 for Risk-Managed Core Portfolio, and February 1, 2006 for Mid Cap Value Portfolio, each Portfolio's investment advisory fee rate changed from a fixed-rate to a rate that adjusts up or down based upon the Portfolio's performance relative to its benchmark index over the performance measurement period. Any adjustment to this fee rate commenced January 2007 for Risk-Managed Core Portfolio and February 2007 for Mid Cap Value Portfolio. Details discussing the change are included in the "Performance-Based Investment Advisory Fee" section of this SAI. Because a fee waiver will have a positive effect upon Risk-Managed Core Portfolio's and Mid Cap Value Portfolio's performance, a fee waiver that is in place during the period when the performance adjustment applies may effect the performance adjustment in a way that is favorable to Janus Capital. It is possible that the cumulative dollar amount of additional compensation ultimately payable to Janus Capital may, under some circumstances, exceed the cumulative dollar amount of management fees waived by Janus Capital. Unless terminated, revised, or extended, each Portfolio's expense limit will be in effect until May 1, 2010.



  The following table summarizes the advisory fees paid by the Portfolios and any advisory fee waivers for the last three fiscal years ended December 31. The information presented in the table below reflects the investment advisory fees in effect during each of the fiscal years shown.



                                                2008                             2007                            2006
                                     --------------------------       --------------------------      -------------------------
  Portfolio Name                     Advisory Fees    (Waivers)       Advisory Fees    (Waivers)      Advisory Fees   (Waivers)
-------------------------------------------------------------------------------------------------------------------------------
  BOND
    Flexible Bond Portfolio            $1,792,846            $0         $1,677,813            $0        $1,623,657           $0
  GROWTH & CORE
    Balanced Portfolio                 $9,266,561            $0        $10,785,698            $0       $11,368,824           $0
    Enterprise Portfolio(1)            $4,819,035            $0         $5,438,755            $0        $4,981,465           $0
    Forty Portfolio                    $7,676,628            $0         $6,615,736            $0        $5,845,493           $0
    Growth and Income Portfolio          $367,921            $0           $512,865            $0          $545,061           $0
    Janus Portfolio(2)                $11,276,154            $0         $7,975,609            $0        $5,389,025           $0
    Research Core Portfolio(3)            $68,323      ($68,323)(4)        $89,464      ($41,361)          $91,529     ($80,457)
  INTERNATIONAL & GLOBAL
    Overseas Portfolio(5)             $14,996,941            $0        $16,656,942            $0       $10,897,991           $0
    Worldwide Portfolio(6)             $4,868,913            $0         $9,244,807      ($30,240)(7)    $8,797,213    ($471,246)(7)
  RISK-MANAGED
    Risk-Managed Core Portfolio          $112,960      ($74,950)           $85,857      ($69,590)          $91,265     ($73,850)
  SPECIALTY EQUITY
    Global Life Sciences Portfolio       $147,464      ($47,200)          $188,995            $0          $218,770           $0
    Global Technology Portfolio          $789,313            $0         $1,031,837            $0        $1,035,736           $0
  VALUE
    Mid Cap Value Portfolio              $576,530      ($37,209)          $486,440            $0          $433,045           $0




  (1) Formerly named Mid Cap Growth Portfolio.
  (2) Formerly named Large Cap Growth Portfolio.
  (3) Formerly named Fundamental Equity Portfolio.
  (4) Fee waiver by Janus Capital exceeded the advisory fee.
  (5) Formerly named International Growth Portfolio.
  (6) Formerly named Worldwide Growth Portfolio.
  (7) The amount shown reflects a fee waiver which was in effect for a portion of the fiscal year. For the period from July 1, 2006 through January 31, 2007 ("Waiver Period"), Janus Capital contractually agreed to waive its right to receive a portion of the Portfolio's base management fee, at the annual rate up to 0.15% of average daily net assets, under certain conditions. This waiver was applied for any calendar month in the Waiver Period if the total return performance of the Portfolio for the period from February 1, 2006 through the end of the preceding calendar month, calculated as though there had been no waiver of the base management fee, was less than the performance of the Portfolio's primary benchmark index performance for the period (reduced for certain percentages of underperformance).

SUBADVISERS


  Janus Capital has entered into Sub-Advisory Agreements on behalf of Risk-Managed Core Portfolio and Mid Cap Value Portfolio.


INTECH INVESTMENT MANAGEMENT LLC

  Janus Capital has entered into a Sub-Advisory Agreement with INTECH Investment Management LLC (formerly named Enhanced Investment Technologies, LLC) CityPlace Tower, 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, Florida 33401, on behalf of Risk-Managed Core Portfolio.

  INTECH has been in the investment advisory business since 1987. INTECH also serves as investment adviser or subadviser to other U.S. registered and unregistered investment companies, offshore investment funds, and other institutional accounts. Janus Capital owns approximately 90% of INTECH.

  Under the Sub-Advisory Agreement between Janus Capital and INTECH, INTECH is responsible for the day-to-day investment operations of Risk-Managed Core Portfolio. Investments will be acquired, held, disposed of, or loaned, consistent with the investment objectives, policies, and restrictions established by the Trustees and set forth in the Trust's registration statement. INTECH is also obligated to: (i) place all orders for the purchase and sale of investments for the Portfolio with brokers or dealers selected by INTECH; (ii) perform certain limited related administrative functions; (iii) provide the Trustees with oral or written reports regarding the investment portfolio of the Portfolio; and (iv) maintain all books and records required under federal securities law relating to day-to-day portfolio management of the Portfolio. The Sub-Advisory Agreement provides that INTECH shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Portfolio, except for willful malfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Sub-Advisory Agreement and except to the extent otherwise provided by law.


  Under the Amended Sub-Advisory Agreement, Janus Capital pays INTECH a fee equal to 50% of the advisory fee payable by Risk-Managed Core Portfolio to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements).


  The Sub-Advisory Agreement will continue in effect from year to year if such continuation is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding shares of the Portfolio and in either case by vote of a majority of the Independent Trustees of the Portfolio. The Sub-Advisory Agreement is subject to termination by the Portfolio or the subadviser on 60 days' written notice and terminates automatically in the event of its assignment and in the event of termination of the Investment Advisory Agreement.

  PERFORMANCE-BASED SUB-ADVISORY FEE

  APPLIES TO RISK-MANAGED CORE PORTFOLIO
  Effective January 1, 2006, the subadvisory fee rate for Risk-Managed Core Portfolio changed from a fixed rate to a rate that adjusts up or down based upon the performance of the Portfolio's Service Shares relative to the S&P 500(R) Index. Any applicable performance adjustment commenced January 2007. Until that time, only the previous fixed rate applied. Janus Capital, and not Risk-Managed Core Portfolio, pays this fee. The following discussion provides additional details regarding this change.


  On December 29, 2005, shareholders of Risk-Managed Core Portfolio approved an Amended Subadvisory Agreement between Janus Capital, on behalf of the Portfolio, and INTECH that introduced a performance incentive subadvisory fee structure. The subadvisory fee rate payable by Janus Capital to INTECH changed from a fixed rate to a rate that adjusts up or down based upon the performance of the Portfolio's Service Shares relative to its benchmark index, the S&P 500(R) Index.


PERKINS INVESTMENT MANAGEMENT LLC


  Janus Capital has entered into a Sub-Advisory Agreement with Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC), 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606, on behalf of Mid Cap Value Portfolio.


  Perkins: (i) manages the investment operations of the Portfolio; (ii) keeps Janus Capital fully informed as to the valuation of assets of the Portfolio, its condition, investment decisions and considerations; (iii) maintains all books and records required under federal securities law relating to day-to-day portfolio management of the Portfolio; (iv) performs certain limited related administrative functions; and (v) provides the Trustees and Janus Capital with economic, operational, and investment data and reports.


  Perkins and its predecessors have been in the investment advisory business since 1984. Perkins also serves as investment adviser or subadviser to separately managed accounts and other registered investment companies. Janus Capital owns approximately 78% of Perkins.


  Under the Sub-Advisory Agreement between Janus Capital and Perkins, investments will be acquired, held, disposed of or loaned, consistent with the investment objectives, policies and restrictions established by the Trustees and set forth in the Trust's registration statement. The Sub-Advisory Agreement provides that Perkins shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Portfolio, except for willful malfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under the Sub-Advisory Agreement and except to the extent otherwise provided by law.


  Under the Amended Sub-Advisory Agreement, Janus Capital pays Perkins a fee equal to 50% of the advisory fee payable by Mid Cap Value Portfolio to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements).




  The Sub-Advisory Agreement with Perkins will continue in effect from year to year if such continuation is specifically approved at least annually by the Trustees or by vote of a majority of the outstanding shares of the Portfolio and in either case by vote of a majority of the Independent Trustees of the Portfolio. The Sub-Advisory Agreement is subject to termination at any time by Janus Capital or Perkins by giving 90 days' advance written notice to the other party (Perkins shall allow up to an additional 90 days at the request of Janus Capital or the Trust in order to find a replacement for Perkins) or by Janus Capital or the Trust without advance notice or if Perkins is unable to discharge its duties and obligations. Each Portfolio's Sub-Advisory Agreement terminates automatically in the event of the assignment or termination of each Portfolio's respective Investment Advisory Agreement.



  PERFORMANCE-BASED SUB-ADVISORY FEE

  APPLIES TO MID CAP VALUE PORTFOLIO

  As a result of shareholder approval of Mid Cap Value Portfolio's amended investment advisory agreement between Janus Capital and the Trust, on behalf of the Portfolio, effective February 1, 2006, the subadvisory fee paid to Perkins changed from a fixed-rate fee to a fee that adjusts up or down based upon the performance of the Portfolio's Service Shares relative to the Russell Midcap(R) Value Index, the Portfolio's benchmark index. Any applicable performance adjustment commenced February 2007. Until that time, only the previous fixed rate applied. In accordance with the Sub-Advisory Agreement, Perkins receives a fee from Janus Capital equal to 50% of the advisory fee payable to Janus Capital from the Portfolio (net of any reimbursement of expenses incurred or fees waived by Janus Capital).



  Under each Sub-Advisory Agreement, the respective subadviser was compensated according to the following schedule for the fiscal year ended December 31, 2008:



  Portfolio Name                                                  Subadviser    Subadvisory Fee Rate (%)
  ------------------------------------------------------------------------------------------------------
  Risk-Managed Core Portfolio                                     INTECH                  0.25(1)(2)
  Mid Cap Value Portfolio                                         Perkins                 0.32(1)(2)





  (1) Prior to any performance adjustment, if applicable.
  (2) Prior to any fee reimbursement, if applicable.


  Risk-Managed Core Portfolio pays no fees directly to INTECH and Mid Cap Value Portfolio pays no fees directly to Perkins. Janus Capital pays these subadvisory fees out of each Portfolio's respective advisory fees.



  For the fiscal year ended December 31, 2008, Janus Capital paid subadvisory fees to INTECH in the amount of $56,480 for Risk-Managed Core Portfolio.



  For the fiscal year ended December 31, 2008, Mid Cap Value Portfolio paid subadvisory fees to Perkins in the amount of $288,265.


OTHER PAYMENTS


  In addition to payments made under 12b-1 plans, Janus Capital and its affiliates may pay fees, from their own assets, to selected insurance companies, qualified plan service providers or their affiliates, or other financial intermediaries that distribute, market, promote, or perform related services for contract owners or plan participants for the Portfolios or other Janus funds, or that perform recordkeeping or other services with respect to shareholder accounts. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.



  In addition, from their own assets, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay to selected insurance companies, qualified plan service providers or their affiliates, and other financial intermediaries fees for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid from a portfolio's assets to these financial intermediaries. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Portfolios and when considering which share class of a Portfolio is most appropriate for you.


  Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Portfolios. Such payments may be in addition to, or in lieu of, the fees described above. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.


ADDITIONAL INFORMATION ABOUT JANUS CAPITAL AND THE SUBADVISERS

  Janus Capital acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital may also manage its own proprietary accounts. Investment decisions for each account managed by Janus Capital, including the Portfolios, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers and/or investment personnel will be allocated pro rata under procedures adopted by Janus Capital. Circumstances may arise under which Janus Capital may determine that, although it may be desirable and/or suitable that a particular security or other investment be purchased or sold for more than one account, there exists a limited supply or demand for the security or other investment. Janus Capital seeks to allocate the opportunity to purchase or sell that security or other investment among accounts on an equitable basis by taking into consideration factors including, but not limited to, size of the portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability. Janus Capital, however, cannot assure equality of allocations among all its accounts, nor can it assure that the opportunity to purchase or sell a security or other investment will be proportionally allocated among accounts according to any particular or predetermined standards or criteria. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.

  With respect to allocations of initial public offerings ("IPOs"), under IPO allocation procedures adopted by Janus Capital and Perkins, accounts will participate in an IPO if the portfolio managers and/or investment personnel believe the IPO is an appropriate investment based on the account's investment restrictions, risk profile, asset composition, and/or cash levels. These IPO allocation procedures require that each account be assigned to a pre-defined group ("IPO Group") based on objective criteria set forth in the procedures. Generally, an account may not participate in an IPO unless it is assigned to an IPO Group that correlates with the pre-offering market capitalization ("IPO Classification") of the company. All shares purchased will be allocated on a pro rata basis to all participating accounts within the portfolio managers' and/or investment personnel's account group among all participating portfolio managers and/or investment personnel. Any account(s) participating in an IPO which has been classified (small-, mid-, or large-cap based on the pre-offering market capitalization) outside of the account's assigned IPO Group as small-, mid-, large-, or multi-cap (accounts assigned to the multi-cap classification can participate in IPOs with any market capitalization) will continue to have the portfolio managers' and/or investment personnel's original indication/target filled in the aftermarket unless instructed by the portfolio managers and/or investment personnel to do otherwise. If there is no immediate aftermarket activity, all shares purchased will be allocated pro rata to the participating accounts, subject to a de minimis exception standard outlined below. These IPO allocation procedures may result in certain accounts, particularly larger accounts, receiving fewer IPOs than other accounts, which may impact performance.

  Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to the portfolio managers and/or investment personnel who are instrumental in originating or developing an investment opportunity or to comply with the portfolio managers' and/or investment personnel's request to ensure that their accounts receive sufficient securities to satisfy specialized investment objectives.

  Janus Capital manages long and short portfolios. The simultaneous management of long and short portfolios creates potential conflicts of interest in fund management and creates potential risks such as the risk that short sale activity could adversely affect the market value of long positions in one or more funds (and vice versa), the risk arising from the sequential orders in long and short positions, and the risks associated with the trade desk receiving opposing orders in the same security at the same time.

  Janus Capital has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts and risks. Among other things, Janus Capital has trade allocation procedures in place as previously described.

  INTECH has adopted its own allocation procedures, which apply to Risk-Managed Core Portfolio. INTECH, the subadviser for Risk-Managed Core Portfolio, generates daily trades for all of its clients, including Risk-Managed Core Portfolio, using proprietary trade system software. Before submission for execution, trades are reviewed by the trader for errors or discrepancies. Trades are submitted to designated brokers in a single electronic file at one time during the day, pre-allocated to individual clients. If an order is not completely filled, executed shares are allocated to client accounts in proportion to the order.

  Perkins, the subadviser for Mid Cap Value Portfolio, may buy and sell securities or engage in other investments on behalf of multiple clients, including Mid Cap Value Portfolio. Perkins seeks to allocate trades among its clients on an equitable basis, taking into consideration such factors as the size of the client's portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability.

  Pursuant to an exemptive order granted by the SEC, the Portfolios and other funds advised by Janus Capital or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

  Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, Janus mutual funds may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of Janus funds may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. All Janus funds are eligible to participate in the cash sweep program (the "Investing Funds"). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to affiliated money market funds or cash management pooled investment vehicles and the Investing Funds.

  Each account managed by Janus Capital or the subadvisers has its own investment objective and policies and is managed accordingly by the respective portfolio managers and/or investment personnel. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

  The officers and Trustees of the funds may also serve as officers and Trustees of the Janus "funds of funds," which are funds that primarily invest in other mutual funds. Conflicts may arise as the officers and Trustees seek to fulfill their fiduciary responsibilities to both the Janus funds of funds and the funds. The Trustees intend to address any such conflicts as deemed appropriate.

  JANUS ETHICS RULES

  Janus Capital, INTECH, Perkins, and Janus Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Code of Ethics, Gift Policy, Portfolio Holdings Disclosure Policy, and Outside Employment Policy. The Ethics Rules are designed to ensure Janus Capital, INTECH, Perkins, and Janus Distributors personnel: (i) observe applicable legal (including compliance with applicable federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Portfolio shareholders first; (iii) disclose all actual or potential conflicts; (iv) adhere to the highest standards of loyalty, candor, and care in all matters relating to the Portfolio shareholders; (v) conduct all personal trading, including transactions in the Portfolios and other securities, consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (vi) do not use any material nonpublic information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC website at http://www.sec.gov.

  Under the Personal Trading Code of Ethics (the "Code of Ethics"), all Janus Capital, INTECH, Perkins, and Janus Distributors personnel, as well as the Trustees and Officers of the Portfolios, are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Portfolios. In addition, Janus Capital, INTECH, Perkins, and Janus Distributors personnel are not permitted to transact in securities held by the Portfolios for their personal accounts except under circumstances specified in the Code of Ethics. All personnel of Janus Capital, INTECH, Perkins, Janus Distributors, and the Portfolios, as well as certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics.

  In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Code of Ethics and under certain circumstances Janus Capital, INTECH, Perkins, and Janus Distributors personnel may be required to forfeit profits made from personal trading.

PROXY VOTING POLICIES AND PROCEDURES


  Each Portfolio's Trustees have delegated to Janus Capital or the Portfolio's subadviser, as applicable, the authority to vote all proxies relating to such Portfolio's portfolio securities in accordance with Janus Capital's or the applicable subadviser's own policies and procedures. Summaries of Janus Capital's or the applicable subadviser's policies and procedures are available without charge: (i) upon request, by calling 1-877-335-2687; (ii) on the Portfolios' website at janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov.



  A complete copy of Janus Capital's proxy voting policies and procedures, including specific guidelines, is available at janus.com/proxyvoting.



  Each Portfolio's proxy voting record for the one-year period ending each June 30th is available, free of charge, through janus.com/proxyvoting and from the SEC through the SEC website at http://www.sec.gov.


Janus Capital Management LLC
Proxy Voting Summary for Mutual Funds

  Janus Capital votes proxies in the best interest of its shareholders and without regard to any other Janus Capital relationship (business or otherwise). Janus Capital will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization other than the research and information provided by its independent proxy voting service ("Proxy Voting Service").

  PROXY VOTING PROCEDURES

  Janus Capital has developed proxy voting guidelines (the "Janus Guidelines") that outline how Janus Capital generally votes proxies on securities held by the portfolios Janus Capital manages. The Janus Guidelines, which include recommendations on most major corporate issues, have been developed by the Janus Proxy Voting Committee (the "Proxy Voting Committee") in consultation with Janus Capital's portfolio managers. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals, from the Proxy Voting Service, from the prior year and evaluates whether those proposals would adversely or beneficially affect shareholders' interests. Once the Proxy Voting Committee establishes its recommendations, they are distributed to Janus Capital's portfolio managers for input. Following portfolio manager input on the recommendations, they are implemented as the Janus Guidelines. While the Proxy Voting Committee sets the Janus Guidelines and serves as a resource for Janus Capital's portfolio managers, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund. Janus Capital's portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. The portfolio managers do not have the right to vote on securities while they are being lent; however, the portfolio managers may attempt to call back the loan and vote the proxy if time permits. Most portfolio managers vote consistently with the Janus Guidelines; however, a portfolio manager may choose to vote differently than the Janus Guidelines. Additionally, Janus Capital has engaged the Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.

  The role of the Proxy Voting Committee is to work with Janus Capital's portfolio management to develop the Janus Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for, and resolving, material conflicts of interest with respect to proxy voting. Janus Capital believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are predetermined. However, for proxy votes that are inconsistent with the Janus Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether a portfolio manager's voting rationale appears reasonable. If the Proxy Voting Committee does not agree that a portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to Janus Capital's Chief Investment Officer(s) (or Director of Research).

  PROXY VOTING POLICIES

  As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the Janus Guidelines.

  BOARD OF DIRECTORS ISSUES
  Janus Capital will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Janus Capital will generally vote in favor of proposals to increase the minimum number of independent directors. Janus Capital will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

  AUDITOR ISSUES
  Janus Capital will generally oppose proposals asking for approval of auditors that have a financial interest in or association with the company and are therefore not independent.

  EXECUTIVE COMPENSATION ISSUES
  Janus Capital reviews executive compensation plans on a case-by-case basis using research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan. If the proposed cost is above an allowable cap, Janus Capital will generally oppose the proposed equity-based compensation plan. In addition, Janus Capital will generally oppose proposals regarding the re-pricing of underwater options (stock options in which the price the employee is contracted to buy shares is higher than the current market price) and the issuance of reload options (a stock option that is automatically granted if an outstanding stock option is exercised during a window period).

  GENERAL CORPORATE ISSUES
  Janus Capital will generally oppose proposals regarding supermajority voting rights (for example, to approve acquisitions or mergers). Janus Capital will generally oppose proposals for different classes of stock with different voting rights. Janus Capital will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Janus Capital will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.

  SHAREHOLDER PROPOSALS
  If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus Capital will generally vote pursuant to that Janus Guideline. Janus Capital will generally abstain from voting shareholder proposals that are social, moral, or ethical in nature or place arbitrary constraints on the board or management of a company. Janus Capital will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Janus Guidelines.

INTECH Investment Management LLC
Proxy Voting Procedures

  The following are the procedures for INTECH with respect to the voting of proxies on behalf of all clients for which INTECH has been delegated the responsibility for voting proxies and the keeping of records relating to proxy voting.


  GENERAL POLICY. INTECH's investment process involves buy and sell decisions that are determined solely by a mathematical formula that selects target holdings and weightings without any consideration of the fundamentals of individual companies or other company-specific factors. As such, extensive corporate research analysis is not performed. Accordingly, INTECH has engaged RiskMetrics Group, ISS Governance Services ("ISS") to vote all proxies on behalf of client accounts in accordance, at the client's discretion, with ISS' Benchmark Proxy Voting Guidelines, Taft-Hartley Proxy Voting Guidelines, Public Fund Proxy Voting Guidelines, Social Proxy Voting Guidelines, or Catholic Proxy Voting Guidelines, (collectively referred to as "ISS Recommendations"). The ISS Recommendations are designed with the intent of maximizing the long-term economic benefits to shareholders.

  INTECH will vote all proxies on behalf of client's accounts in accordance with the ISS Recommendations that best represent the client type. Specifically, unless otherwise directed by the client, INTECH will vote:


  - Corporate, Mutual Fund/Sub-Advised, and Commingled Pool clients in accordance with the ISS Benchmark ("BENCHMARK") Proxy Voting Guidelines, which were developed by ISS to increase total shareholder value and risk mitigation and are generally management oriented.



  - Union and Union Taft-Hartley clients in accordance with the ISS' Taft-Hartley ("TAFT-HARTLEY") Proxy Voting Guidelines (formerly known as the ISS Proxy Voting Service or PVS Guidelines), which were developed by ISS, in conjunction with the AFL-CIO, with a worker-owner view of long-term corporate value.



  - Public Fund clients in accordance with ISS' Public Fund ("PUBLIC") Proxy Voting Guidelines, which were developed by ISS to help ensure that public funds fulfill all statutory and common law obligations governing proxy voting with the intent of maximizing long-term economic benefits of its plan participants and beneficiaries.



  - Not-For-Profit (including Endowments and Foundations) clients in accordance with ISS' Social ("SOCIAL") Proxy Voting Guidelines, which were developed by ISS to recognize that socially responsible institutional shareholders are concerned with economic returns to shareholders and sound corporate governance, along with the ethical behavior of corporations and the social and environmental impact of their actions. The ISS' Catholic Proxy Voting Guidelines ("CATHOLIC") are also available to clients.



  Concurrent with the adoption of these procedures, INTECH will not accept direction in the voting of proxies for which it has voting responsibility from any person or organization other than the ISS Recommendations. Additional information about ISS and the ISS Recommendations is available at http://www.riskmetrics.com/policy/2008/policy_information. INTECH will only accept direction from a client to vote proxies for the client's account pursuant to the ISS' BENCHMARK, TAFT-HARTLEY, PUBLIC, SOCIAL, or CATHOLIC Proxy Voting Guidelines. With respect to clients that have elected to participate in securities lending, INTECH is not able to call back securities in order to vote proxies.



  DELEGATION OF PROXY VOTING ADMINISTRATION. INTECH has engaged the services of the Janus Investment Accounting Operations Group to provide the administration for its proxy voting.



  JANUS INVESTMENT ACCOUNTING OPERATIONS GROUP. The Janus Investment Accounting Operations Group works with ISS and is responsible to INTECH for ensuring that all proxies are voted consistent with the ISS' BENCHMARK, TAFT-HARTLEY, PUBLIC, SOCIAL, or CATHOLIC Proxy Voting Guidelines.



  VOTING AND USE OF PROXY VOTING SERVICE. Pursuant to its relationship with Janus Capital, INTECH has engaged ISS, an independent Proxy Voting Service, to assist in the voting of proxies. ISS is responsible for coordinating with the clients' custodians to ensure that all proxy materials received by the custodians relating to the clients' portfolio securities are processed in a timely fashion. ISS is responsible for working with the Janus Investment Accounting Operations Group to coordinate the actual votes cast. In addition, ISS is responsible for maintaining copies of all proxy statements received by issuers and to promptly provide such materials to INTECH or Janus Capital upon request. ISS will process all proxy votes in accordance with the BENCHMARK, TAFT-HARTLEY, PUBLIC, SOCIAL, or CATHOLIC Proxy Voting Guidelines. In absence of specific client direction, INTECH will direct ISS to vote proxies in accordance with the ISS Recommendations that best represents the client type. Janus Capital has instructed ISS to vote all Janus mutual fund proxies, for which INTECH has voting authority, in accordance with the BENCHMARK Proxy Voting Guidelines.


  CONFLICTS OF INTEREST. INTECH has adopted the following procedures and controls to avoid conflicts of interest that may arise in connection with proxy voting:


  - ISS shall vote all proxies on INTECH's behalf in accordance with the ISS' BENCHMARK, TAFT-HARTLEY, PUBLIC, SOCIAL, or CATHOLIC Proxy Voting Guidelines. In its capacity as administrator, Janus Capital shall conduct periodic reviews of proxy voting records on a sample basis to ensure that all votes are actually cast in accordance with this policy.


  - The Janus Investment Accounting Operations Group is not authorized to override any recommendation except upon the receipt of express written authorization from INTECH's Chief Compliance Officer. The Janus Investment Accounting Operations Group shall maintain records of all overrides, including all required authorizations.

  - Without limiting the foregoing, the Janus Investment Accounting Operations Group shall not give any consideration to the manner in which votes are being cast on behalf of Janus Capital or its affiliates with respect to a particular matter.

  - Any attempts to influence the proxy voting process shall be reported immediately to the INTECH Chief Compliance Officer.


  - All client accounts are prohibited from investing in securities of Janus Capital or securities of its publicly traded affiliates. INTECH maintains a Restricted List of securities that may not be purchased on behalf of individual accounts which includes, among other things, affiliates of such accounts. The trading system is designed to prohibit transactions in all securities on the Restricted List.


  - At least annually, INTECH reviews ISS' Policies, Procedures, and Practices Regarding Potential Conflicts of Interest ("ISS' Conflict Policy"), which addresses conflicts of interest that could arise in connection with advisory services provided by ISS or its affiliates, to ensure ISS' Conflict Policy is reasonably designed to minimize any such potential conflicts of interest.


  In light of the foregoing policies, it is not expected that any conflicts will arise in the proxy voting process. In the unusual circumstance that ISS seeks direction on any matter or INTECH is otherwise in a position of evaluating a proposal on a case-by-case basis, the matter shall be referred to the INTECH Chief Compliance Officer to determine whether a material conflict exists. The matter will be reviewed by INTECH's General Counsel, Chief Financial Officer, and Chief Compliance Officer ("Proxy Review Group"). To the extent that a conflict of interest is identified, INTECH will vote the proxy according to the ISS recommendation unless otherwise determined by the Proxy Review Group.


  REPORTING AND RECORD RETENTION. On a quarterly basis, INTECH will provide its clients with the proxy voting record for that client's account. Janus Capital, on INTECH's behalf, retains proxy statements received regarding client securities, records of votes cast on behalf of clients, and records of client requests for proxy voting information. In addition, INTECH will retain copies of its Proxy Voting Procedures and the ISS' BENCHMARK, TAFT-HARTLEY, PUBLIC, SOCIAL, and CATHOLIC Proxy Voting Guidelines. Proxy statements received from issuers are either available on the SEC's EDGAR database or are kept by a third party voting service and are available on request. All proxy voting materials and supporting documentation are retained for a minimum of 6 years.


  REVIEW OF POLICY. INTECH shall periodically review this policy and the services provided by ISS to determine whether the continued use of ISS and the ISS Recommendations is in the best interest of clients.

Perkins Investment Management LLC
Proxy Voting Summary for Mutual Funds

  Perkins votes proxies in the best interest of its shareholders and without regard to any other Perkins relationship (business or otherwise). Perkins will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization (other than the research and information provided by the Proxy Voting Service).

  PROXY VOTING PROCEDURES


  Perkins has developed proxy voting guidelines (the "Perkins Guidelines") that outline how Perkins generally votes proxies on securities held by the portfolios Perkins manages. The Perkins Guidelines, which include recommendations on most major corporate issues, have been developed by the Perkins Proxy Voting Committee. Perkins portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. Most portfolio managers vote consistently with the Perkins Guidelines; however, a portfolio manager may choose to vote differently than the Perkins Guidelines. Perkins has delegated the administration of its proxy voting to Janus Capital. Janus Capital, on Perkins' behalf, has engaged the Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.


  The role of the Perkins Proxy Voting Committee is to develop the Perkins Guidelines. The Perkins Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Perkins Proxy Voting Committee's oversight responsibilities include monitoring for and resolving material conflicts of interest with respect to proxy voting. Perkins believes that application of the Perkins Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Perkins Guidelines are predetermined. However, for proxy votes that are inconsistent with the Perkins Guidelines, the Perkins Proxy Voting Committee will review the proxy votes in order to determine whether the portfolio manager's voting rationale appears reasonable. If the Perkins Proxy Voting Committee does not agree that the portfolio manager's rationale is reasonable, the Perkins Proxy Voting Committee will refer the matter to the Chief Investment Officer(s) (or the Director of Research).

  PROXY VOTING POLICIES

  As discussed above, the Perkins Proxy Voting Committee has developed the Perkins Guidelines for use in voting proxies. Below is a summary of some of the Perkins Guidelines.

  BOARD OF DIRECTORS ISSUES
  Perkins will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Perkins will generally vote in favor of proposals to increase the minimum number of independent directors. Perkins will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

  AUDITOR ISSUES
  Perkins will generally oppose proposals asking for approval of auditors that have a financial interest in or association with the company and are therefore not independent.

  EXECUTIVE COMPENSATION ISSUES
  Perkins reviews executive compensation plans on a case-by-case basis using research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan. If the proposed cost is above an allowable cap, Perkins will generally oppose the proposed equity-based compensation plan. In addition, Perkins will generally oppose proposals regarding the re-pricing of underwater options (stock options in which the price the employee is contracted to buy shares is higher than the current market price) and the issuance of reload options (stock option that is automatically granted if an outstanding stock option is exercised during a window period).

  GENERAL CORPORATE ISSUES
  Perkins will generally oppose proposals regarding supermajority voting rights (for example, to approve acquisitions or mergers). Perkins will generally oppose proposals for different classes of stock with different voting rights. Perkins will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Perkins will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.

  SHAREHOLDER PROPOSALS
  If a shareholder proposal is specifically addressed by the Perkins Guidelines, Perkins will generally vote pursuant to that Perkins Guideline. Perkins will generally abstain from voting shareholder proposals that are social, moral, or ethical in nature or place arbitrary constraints on the board or management of a company. Perkins will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Perkins Guidelines.

CUSTODIAN, TRANSFER AGENT, AND CERTAIN AFFILIATIONS
--------------------------------------------------------------------------------


  State Street Bank and Trust Company ("State Street"), P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Portfolios. State Street is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Portfolios' securities and cash held outside the United States. The Portfolios' Trustees have delegated to State Street certain responsibilities for such assets, as permitted by Rule 17f-5. State Street and the foreign subcustodians selected by it hold the Portfolios' assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Portfolio.


  Janus Services LLC ("Janus Services"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Portfolios' transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping, and shareholder relations services for the Portfolios. Janus Services is not compensated for its services related to the Shares, except for out-of-pocket costs. Janus Services may receive from Risk-Managed Core Portfolio and Mid Cap Value Portfolio a fee at an annual rate of up to 0.10% of the average daily net assets of the Service Shares of each of these Portfolios, to compensate Janus Services for providing, or arranging for the provision of record keeping, subaccounting, and administrative services to retirement or pension plan participants, variable contract owners, or other underlying investors investing through institutional channels.



  For the fiscal year ended December 31 the total administrative services fee amounts paid by Service Shares of the Portfolios to Janus Services are summarized below:





                                                        Administrative       Administrative       Administrative
                                                        Services Fees        Services Fees        Services Fees
  Portfolio Name                                      December 31, 2008    December 31, 2007    December 31, 2006
-----------------------------------------------------------------------------------------------------------------
  RISK-MANAGED
    Risk-Managed Core Portfolio                            $28,508              $22,388              $18,260
  VALUE
    Mid Cap Value Portfolio                                $58,398              $68,765              $58,793




  The Portfolios pay DST Systems, Inc. ("DST") license fees at the annual rate of $3.06 per shareholder account for each Portfolio, except for Flexible Bond Portfolio, which pays $3.98 per shareholder account, for the use of DST's shareholder accounting system.

  Janus Distributors, 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolios. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. The cash-compensation rate at which Janus Distributors pays its registered representatives for sales of institutional products may differ based on a type of fund or a specific trust. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds, or certain share classes of a fund, for which they receive a higher compensation rate. You should consider these arrangements when evaluating any recommendations of registered representatives. Janus Capital periodically monitors sales compensation paid to its registered representatives in order to attempt to identify potential conflicts of interest.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------



  Janus Capital places all portfolio transactions of the Portfolios, except for Risk-Managed Core Portfolio. With respect to Risk-Managed Core Portfolio, INTECH places portfolio transactions using its proprietary trade system software. With respect to Mid Cap Value Portfolio, Janus Capital places all portfolio transactions solely upon Perkins' direction.


  Janus Capital and Perkins have a policy of seeking to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) provided that Janus Capital and Perkins may occasionally pay higher commissions for research services as described below. The Portfolios may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers' commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.


  Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions on agency transactions. In seeking best execution on trades for Mid Cap Value Portfolio, subadvised by Perkins, Janus Capital acts on behalf of and in consultation with Perkins. Those factors include, but are not limited to: Janus Capital's and Perkins' knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance, and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to a Portfolio or to a third party service provider to the Portfolio to pay Portfolio expenses; and the value of research products or services provided by brokers. In recognition of the value of the foregoing factors, and as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital (or Janus Capital acting on behalf of and in consultation with Perkins) determines in good faith that such amount of commission was reasonable in light of the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital or Perkins, as applicable. To constitute eligible "research services," such services must qualify as "advice," "analyses," or "reports." To determine that a service constitutes research services, Janus Capital or Perkins, as applicable, must conclude that it reflects the "expression of reasoning or knowledge" relating to the value of securities, advisability of effecting transactions in securities or analyses, or reports concerning issuers, securities, economic factors, investment strategies, or the performance of accounts. To constitute eligible "brokerage services," such services must effect securities transactions and functions incidental thereto, and include clearance, settlement, and the related custody services. Additionally, brokerage services have been interpreted to include services relating to the execution of securities transactions. Research received from brokers or dealers is supplemental to Janus Capital's and Perkins' own research efforts. Because Janus Capital and Perkins receive a benefit from research they receive from broker-dealers, Janus Capital and Perkins may have an incentive to continue to use those broker-dealers to effect transactions. Janus Capital and Perkins do not consider a broker-dealer's sale of Portfolio shares when choosing a broker-dealer to effect transactions.



  "Cross trades," in which one Janus Capital account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Janus Capital and the Portfolios' Trustees have adopted compliance procedures that provide that any transactions between the Portfolio and another Janus-advised account are to be made at an independent current market price, as required by law. There is also a potential conflict of interest when cross trades involve a Janus fund that has substantial ownership by Janus Capital. At times, Janus Capital may have a controlling interest of a Portfolio involved in a cross trade.

  For the fiscal year ended December 31, 2008, the total brokerage commissions paid by the Portfolios to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Portfolios are summarized below.



  Portfolio Name                                                    Commissions     Transactions
-------------------------------------------------------------------------------------------------
  BOND
    Flexible Bond Portfolio                                          $    1,164    $      962,601
  GROWTH & CORE
    Balanced Portfolio                                               $  368,952    $  370,639,608
    Enterprise Portfolio(1)                                          $  419,608    $  395,074,123
    Forty Portfolio                                                  $  556,142    $1,540,451,959
    Growth and Income Portfolio                                      $   34,182    $   30,409,004
    Janus Portfolio(2)                                               $1,207,923    $1,205,230,216
    Research Core Portfolio(3)                                       $   11,773    $   13,304,294
  INTERNATIONAL & GLOBAL
    Overseas Portfolio(4)                                            $2,365,715    $1,244,913,778
    Worldwide Portfolio(5)                                           $  252,054    $  195,936,013
  SPECIALTY EQUITY
    Global Life Sciences Portfolio                                   $   24,650    $   20,469,788
    Global Technology Portfolio                                      $  236,939    $  121,582,736
  VALUE
    Mid Cap Value Portfolio                                          $   51,042    $   62,440,153



  (1) Formerly named Mid Cap Growth Portfolio.
  (2) Formerly named Large Cap Growth Portfolio.
  (3) Formerly named Fundamental Equity Portfolio.
  (4) Formerly named International Growth Portfolio.
  (5) Formerly named Worldwide Growth Portfolio.
  Note: Portfolios that are not included in the table did not pay any commissions related to research for the stated period.

  Janus Capital and Perkins do not guarantee any broker the placement of a predetermined amount of securities transactions in return for the research or brokerage services it provides. Janus Capital and Perkins do, however, have internal procedures for allocating transactions in a manner consistent with their execution policies to brokers that they have identified as providing research, research-related products or services, or execution-related services of a particular benefit to their clients. Brokerage and research products and services furnished by brokers may be used in servicing any or all of the clients of Janus Capital or Perkins and such research may not necessarily be used by Janus Capital or Perkins in connection with the accounts which paid commissions to the broker providing such brokerage and research products and services. Similarly, research and brokerage services paid for with commissions generated by equity trades may be used for fixed-income clients that normally do not pay brokerage commissions or other clients whose commissions are generally not used to obtain such research and brokerage services. Perkins may make its own separate arrangements with and maintain internal allocation procedures for allocating transactions to brokers who provide research products and services to encourage them to provide services expected to be useful to Perkins' clients, including Mid Cap Value Portfolio.

  Janus Capital and Perkins may also use step-out transactions in order to receive research products and related services. In a step-out transaction, Janus Capital or Perkins directs trades to a broker-dealer with the instruction that the broker-dealer execute the transaction, but "step-out" all or a portion of the transaction or commission in favor of another broker-dealer that provides such products and/or services. The second broker-dealer may clear and settle and receive commissions for the stepped-in portion. In a new issue designation, Janus Capital or Perkins directs purchase orders to a broker-dealer that is a selling group member or underwriter of an equity or fixed-income new issue offering. Janus Capital or Perkins directs that broker-dealer to designate a portion of the broker-dealer's commission on the new issue purchase to a second broker-dealer(s) that provides such products and/or services. Given Janus Capital's and Perkins' receipt of such products and services in connection with step-out transactions and new issue designations, Janus Capital and Perkins have an incentive to continue to engage in such transactions; however, Janus Capital and Perkins only intend to utilize step-out transactions and new issue designations when they believe that doing so would not hinder best execution efforts.

  INTECH has a policy of seeking to obtain best execution (obtaining the most favorable price and efficient execution). INTECH seeks to effect each transaction at a price and commission, if any, that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. INTECH may, however, pay a higher commission than would otherwise be necessary for a particular transaction when, in INTECH's opinion, to do so will further the goal of obtaining the best available execution. Commissions are negotiated with the broker on the basis of the quality and quantity of execution services that the broker provides, in light of generally prevailing commission rates with respect to any securities transactions involving a commission payment. Periodically, reviews are conducted of the allocation among brokers of orders for equity securities and the commissions that were paid.

  INTECH does not consider research services in selecting brokers. For Risk-Managed Core Portfolio, regular daily trades are generated by INTECH using proprietary trade system software. Before submission for execution, trades are reviewed by the trader for errors or discrepancies. Trades are submitted to designated brokers at one time during the day, to the extent possible, pre-allocated to individual clients. In the event that an order is not completely filled, executed shares are allocated to client accounts in proportion to the order.

  When the Portfolios purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of Janus Capital or the subadviser, better prices and executions will be achieved through the use of a broker.

  The following table lists the total amount of brokerage commissions paid by each Portfolio for the fiscal years ending December 31 of each year shown.





  Portfolio Name                                                   2008          2007          2006
------------------------------------------------------------------------------------------------------
  BOND
    Flexible Bond Portfolio                                     $    1,551    $        0    $       52
  GROWTH & CORE
    Balanced Portfolio                                          $  780,386    $  759,377    $  769,427
    Enterprise Portfolio(1)                                     $  904,374    $  566,955    $1,096,555
    Forty Portfolio                                             $1,106,095    $  349,365    $  559,770
    Growth and Income Portfolio                                 $   71,295    $  101,784    $   68,637
    Janus Portfolio(2)                                          $2,543,054    $2,313,447    $  761,281
    Research Core Portfolio(3)                                  $   26,282    $   28,029    $   14,389
  INTERNATIONAL & GLOBAL
    Overseas Portfolio(4)                                       $4,488,730    $5,015,782    $4,176,216
    Worldwide Portfolio(5)                                      $  563,568    $1,005,319    $2,146,961
  RISK-MANAGED
    Risk-Managed Core Portfolio                                 $   69,210    $   21,183    $   23,318
  SPECIALTY EQUITY
    Global Life Sciences Portfolio                              $   51,167    $   49,871    $   70,891
    Global Technology Portfolio                                 $  432,520    $  317,198    $  400,593
  VALUE
    Mid Cap Value Portfolio                                     $  126,080    $  103,042    $  124,442




  (1) Formerly named Mid Cap Growth Portfolio.
  (2) Formerly named Large Cap Growth Portfolio.
  (3) Formerly named Fundamental Equity Portfolio.
  (4) Formerly named International Growth Portfolio.
  (5) Formerly named Worldwide Growth Portfolio.

  Brokerage commissions paid by a Portfolio may vary significantly from year to year because of portfolio turnover rates, contract owner and plan participant purchase/redemption activity, varying market conditions, changes to investment strategies or processes, and other factors.

  As of December 31, 2008, certain Portfolios owned securities of their regular broker-dealers (or parents) as shown below:



                                                                                          Value of
                                                       Name of                        Securities Owned
  Portfolio Name                                    Broker-Dealer                      as of 12/31/08
------------------------------------------------------------------------------------------------------
  BOND
    Flexible Bond Portfolio                Bank of America                               $ 5,118,739
                                           Credit Suisse                                   1,636,132
                                           JP Morgan Chase & Co.                           4,649,318
                                           Morgan Stanley Co.                                818,880

  GROWTH & CORE
    Balanced Portfolio                     Bank of America                               $12,251,351
                                           Credit Suisse                                   8,660,142
                                           Goldman Sachs Group, Inc.                       5,650,754
                                           JP Morgan Chase & Co.                          11,585,592
                                           Morgan Stanley Co.                             13,511,650

    Forty Portfolio                        Goldman Sachs Group, Inc.                     $ 6,620,817
                                           JP Morgan Chase & Co.                          15,622,800

    Growth and Income Portfolio            Citigroup, Inc.                               $   147,537
                                           Credit Suisse                                     392,108
                                           Goldman Sachs Group, Inc.                         390,726
                                           Morgan Stanley Co.                                570,301

    Janus Portfolio(1)                     Goldman Sachs Group, Inc.                     $18,735,501
                                           JP Morgan Chase & Co.                          22,530,865

    Research Core Portfolio(2)             Goldman Sachs Group, Inc.                     $    79,749
                                           JP Morgan Chase & Co.                             268,793

  INTERNATIONAL & GLOBAL
    Overseas Portfolio(3)                  Morgan Stanley Co.                            $26,380,267

    Worldwide Portfolio(4)                 JP Morgan Chase & Co.                         $19,249,318
                                           UBS A.G.                                        9,334,268

  RISK-MANAGED
    Risk-Managed Core Portfolio            Bank of America                               $   184,110
                                           Citigroup, Inc.                                    14,762
                                           Goldman Sachs Group, Inc.                          67,512
                                           JP Morgan Chase & Co.                             161,749
                                           Merrill Lynch & Company, Inc.                      24,444
                                           Morgan Stanley Co.                                 46,516




  (1) Formerly named Large Cap Growth Portfolio.


  (2) Formerly named Fundamental Equity Portfolio.


  (3) Formerly named International Growth Portfolio.


  (4) Formerly named Worldwide Growth Portfolio.

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------


  The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).


  Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Portfolios' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Adviser Series. As of the date of this SAI, collectively, the three registered investment companies consist of 68 series or funds.


  The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund and Janus Adviser Series. Certain officers of the Portfolios may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolios, except for the Portfolios' Chief Compliance Officer, as authorized by the Trustees.


---------------------------------------------------------------------------------------------------------------------------------
                                                             TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                           POSITIONS                                                     PORTFOLIOS
 NAME, ADDRESS,            HELD WITH      LENGTH OF      PRINCIPAL OCCUPATIONS DURING    IN FUND COMPLEX      OTHER DIRECTORSHIPS
 AND AGE                   PORTFOLIOS     TIME SERVED    THE PAST FIVE YEARS             OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------
 William F. McCalpin       Chairman       1/08-Present   Formerly, Executive Vice        68                   Chairman of the
 151 Detroit Street                                      President and Chief Operating                        Board and Director
 Denver, CO 80206          Trustee        6/02-Present   Officer of The Rockefeller                           of The Investment
 DOB: 1957                                               Brothers Fund (a private                             Fund for
                                                         family foundation) (1998-                            Foundations
                                                         2006).                                               Investment Program
                                                                                                              (TIP) (consisting
                                                                                                              of 4 funds) and the
                                                                                                              F.B. Heron
                                                                                                              Foundation (a
                                                                                                              private grantmaking
                                                                                                              foundation).

---------------------------------------------------------------------------------------------------------------------------------
 Jerome S. Contro          Trustee        11/05-Present  General partner of Crosslink    68                   Director of
 151 Detroit Street                                      Capital, a private investment                        Envysion, Inc.
 Denver, CO 80206                                        firm (since 2008). Formerly,                         (internet
 DOB: 1956                                               partner of Tango Group, a                            technology), Lijit
                                                         private investment firm (1999-                       Networks, Inc.
                                                         2008).                                               (internet
                                                                                                              technology), and
                                                                                                              LogRhythm Inc.
                                                                                                              (software
                                                                                                              solutions).
---------------------------------------------------------------------------------------------------------------------------------
 John W. McCarter, Jr.     Trustee        6/02-Present   President and Chief Executive   68                   Chairman of the
 151 Detroit Street                                      Officer of The Field Museum of                       Board and Director
 Denver, CO 80206                                        Natural History (Chicago, IL)                        of Divergence Inc.
 DOB: 1938                                               (since 1997).                                        (biotechnology
                                                                                                              firm); Director of
                                                                                                              W.W. Grainger, Inc.
                                                                                                              (industrial
                                                                                                              distributor); and
                                                                                                              Trustee of WTTW
                                                                                                              (Chicago public
                                                                                                              television station)
                                                                                                              and the University
                                                                                                              of Chicago.
---------------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen          Trustee        9/93-Present   Chief Executive Officer of Red  68*                  Chairman of the
 151 Detroit Street                                      Robin Gourmet Burgers, Inc.                          Board (since 2005)
 Denver, CO 80206                                        (since 2005). Formerly,                              and Director of Red
 DOB: 1943                                               private investor.                                    Robin Gourmet
                                                                                                              Burgers, Inc.; and
                                                                                                              Director of Janus
                                                                                                              Capital Funds Plc
                                                                                                              (Dublin-based, non-
                                                                                                              U.S. funds).
---------------------------------------------------------------------------------------------------------------------------------





* Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 17 funds. Including Janus Capital Funds Plc and the 68 funds comprising the Janus Funds, Mr. Mullen oversees 85 funds.

---------------------------------------------------------------------------------------------------------------------------------
                                                             TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                           POSITIONS                                                     PORTFOLIOS
 NAME, ADDRESS,            HELD WITH      LENGTH OF      PRINCIPAL OCCUPATIONS DURING    IN FUND COMPLEX      OTHER DIRECTORSHIPS
 AND AGE                   PORTFOLIOS     TIME SERVED    THE PAST FIVE YEARS             OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONT'D.)
---------------------------------------------------------------------------------------------------------------------------------
 James T. Rothe            Trustee        1/97-Present   Co-founder and Managing         68                   Director of Red
 151 Detroit Street                                      Director of Roaring Fork                             Robin Gourmet
 Denver, CO 80206                                        Capital Management, LLC                              Burgers, Inc.
 DOB: 1943                                               (private investment in public
                                                         equity firm), and Professor
                                                         Emeritus of Business of the
                                                         University of Colorado,
                                                         Colorado Springs, CO (since
                                                         2004). Formerly, Professor of
                                                         Business of the University of
                                                         Colorado (2002-2004); and
                                                         Distinguished Visiting
                                                         Professor of Business (2001-
                                                         2002) of Thunderbird (American
                                                         Graduate School of
                                                         International Management),
                                                         Glendale, AZ.

---------------------------------------------------------------------------------------------------------------------------------
 William D. Stewart        Trustee        9/93-Present   Corporate Vice President and    68                   N/A
 151 Detroit Street                                      General Manager of MKS
 Denver, CO 80206                                        Instruments - HPS Products,
 DOB: 1944                                               Boulder, CO (a manufacturer of
                                                         vacuum fittings and valves).
---------------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger       Trustee        9/93-Present   Private Investor and            68                   N/A
 151 Detroit Street                                      Consultant to California
 Denver, CO 80206                                        Planned Unit Developments
 DOB: 1938                                               (since 1994). Formerly, CEO
                                                         and President of Marwal, Inc.
                                                         (homeowner association
                                                         management company).
---------------------------------------------------------------------------------------------------------------------------------
 Linda S. Wolf             Trustee        12/05-Present  Retired. Formerly, Chairman     68                   Director of Wal-
 151 Detroit Street                                      and Chief Executive Officer of                       Mart, The Field
 Denver, CO 80206                                        Leo Burnett (Worldwide)                              Museum of Natural
 DOB: 1947                                               (advertising agency) (2001-                          History (Chicago,
                                                         2005).                                               IL), Children's
                                                                                                              Memorial Hospital
                                                                                                              (Chicago, IL),
                                                                                                              Chicago Council on
                                                                                                              Global Affairs, and
                                                                                                              InnerWorkings (U.S.
                                                                                                              provider of print
                                                                                                              procurement
                                                                                                              solutions).
---------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                           OFFICERS
------------------------------------------------------------------------------------------------------------------------------
                                                                 TERM OF
                                                                 OFFICE* AND
 NAME, ADDRESS                                                   LENGTH OF         PRINCIPAL OCCUPATIONS DURING THE PAST FIVE
 AND AGE                      POSITIONS HELD WITH PORTFOLIOS     TIME SERVED       YEARS
------------------------------------------------------------------------------------------------------------------------------
 Andrew Acker                 Executive Vice President and       5/07-Present      Vice President and Research Analyst of
 151 Detroit Street           Portfolio Manager                                    Janus Capital, and Portfolio Manager for
 Denver, CO 80206             Global Life Sciences Portfolio                       other Janus accounts.
 DOB: 1972
------------------------------------------------------------------------------------------------------------------------------
 Jonathan D. Coleman          Executive Vice President and Co-   11/07-Present     Co-Chief Investment Officer and Executive
 151 Detroit Street           Portfolio Manager                                    Vice President of Janus Capital, and
 Denver, CO 80206             Janus Portfolio                                      Portfolio Manager for other Janus accounts.
 DOB: 1971                                                                         Formerly, Portfolio Manager (2002-2007) for
                                                                                   Enterprise Portfolio and Vice President
                                                                                   (1998-2006) for Janus Capital.
------------------------------------------------------------------------------------------------------------------------------
 Brian Demain                 Executive Vice President and       11/07-Present     Vice President of Janus Capital. Formerly,
 151 Detroit Street           Portfolio Manager                                    Assistant Portfolio Manager (2002-2007) of
 Denver, CO 80206             Enterprise Portfolio                                 Enterprise Portfolio and Analyst (1999-
 DOB: 1977                                                                         2007) for Janus Capital.
------------------------------------------------------------------------------------------------------------------------------
 James P. Goff                Executive Vice President           11/07-Present     Vice President and Director of Research of
 151 Detroit Street           Research Core Portfolio                              Janus Capital.
 Denver, CO 80206
 DOB: 1964
------------------------------------------------------------------------------------------------------------------------------
 Brent A. Lynn                Executive Vice President and       1/01-Present      Vice President of Janus Capital.
 151 Detroit Street           Portfolio Manager
 Denver, CO 80206             Overseas Portfolio
 DOB: 1964
------------------------------------------------------------------------------------------------------------------------------
 Marc Pinto                   Executive Vice President and       5/05-Present      Vice President of Janus Capital and
 151 Detroit Street           Co-Portfolio Manager                                 Portfolio Manager for other Janus accounts.
 Denver, CO 80206             Balanced Portfolio
 DOB: 1961
                              Executive Vice President and       11/07-Present
                              Portfolio Manager
                              Growth and Income Portfolio
------------------------------------------------------------------------------------------------------------------------------
 Daniel Riff                  Executive Vice President and Co-   11/07-Present     Portfolio Manager for other Janus accounts.
 151 Detroit Street           Portfolio Manager                                    Formerly, Analyst (2003-2007) for Janus
 Denver, CO 80206             Janus Portfolio                                      Capital.
 DOB: 1972
------------------------------------------------------------------------------------------------------------------------------
 Ron Sachs                    Executive Vice President and       1/08-Present      Vice President of Janus Capital and
 151 Detroit Street           Portfolio Manager                                    Portfolio Manager for other Janus accounts.
 Denver, CO 80206             Forty Portfolio
 DOB: 1967
------------------------------------------------------------------------------------------------------------------------------
 Gibson Smith                 Executive Vice President and       5/05-Present      Co-Chief Investment Officer and Executive
 151 Detroit Street           Co-Portfolio Manager                                 Vice President of Janus Capital; Executive
 Denver, CO 80206             Balanced Portfolio                                   Vice President of Janus Distributors LLC
 DOB: 1968                                                                         and Janus Services LLC; and Portfolio
                              Executive Vice President and       5/07-Present      Manager for other Janus accounts.
                              Co-Portfolio Manager                                 Formerly,Vice President (2003-2006) of
                              Flexible Bond Portfolio                              Janus Capital.
------------------------------------------------------------------------------------------------------------------------------
 Darrell Watters              Executive Vice President and       5/07-Present      Vice President and Research Analyst for
 151 Detroit Street           Co-Portfolio Manager                                 Janus Capital and Portfolio Manager for
 Denver, CO 80206             Flexible Bond Portfolio                              other Janus accounts.
 DOB: 1963
------------------------------------------------------------------------------------------------------------------------------





* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

------------------------------------------------------------------------------------------------------------------------------
                                                           OFFICERS
------------------------------------------------------------------------------------------------------------------------------
                                                                 TERM OF
                                                                 OFFICE* AND
 NAME, ADDRESS                                                   LENGTH OF         PRINCIPAL OCCUPATIONS DURING THE PAST FIVE
 AND AGE                      POSITIONS HELD WITH PORTFOLIOS     TIME SERVED       YEARS
------------------------------------------------------------------------------------------------------------------------------
 Burton H. Wilson             Executive Vice President and       2/06-Present      Vice President for Janus Capital and
 151 Detroit Street           Portfolio Manager                                    Portfolio Manager for other Janus accounts.
 Denver, CO 80206             Global Technology Portfolio                          Formerly, Research Analyst (2000-2004) for
 DOB: 1963                                                                         Lincoln Equity Management.

------------------------------------------------------------------------------------------------------------------------------
 Laurent Saltiel              Executive Vice President and       04/09-Present     Vice President of Janus Capital and
 151 Detroit Street           Portfolio Manager                                    Portfolio Manager for other Janus accounts.
 Denver, CO 80206             Worldwide Portfolio
 DOB: 1969
------------------------------------------------------------------------------------------------------------------------------
 Robin C. Beery               President and Chief Executive      4/08-Present      Executive Vice President and Chief
 151 Detroit Street           Officer                                              Marketing Officer of Janus Capital Group
 Denver, CO 80206                                                                  Inc. and Janus Capital; Executive Vice
 DOB: 1967                                                                         President of Janus Distributors LLC and
                                                                                   Janus Services LLC; and Working Director of
                                                                                   INTECH Investment Management LLC. Formerly,
                                                                                   President (2002-2007) and Director (2000-
                                                                                   2007) of The Janus Foundation; President
                                                                                   (2004-2006) and Vice President and Chief
                                                                                   Marketing Officer (2003-2004) of Janus
                                                                                   Services LLC; and Senior Vice President
                                                                                   (2003-2005) of Janus Capital Group Inc. and
                                                                                   Janus Capital.
------------------------------------------------------------------------------------------------------------------------------
 Stephanie                    Chief Legal Counsel and            1/06-Present      Vice President and Assistant General
 Grauerholz-Lofton            Secretary                                            Counsel of Janus Capital, and Vice
 151 Detroit Street                                                                President and Assistant Secretary of Janus
 Denver, CO 80206             Vice President                     3/06-Present      Distributors LLC. Formerly, Assistant Vice
 DOB: 1970                                                                         President of Janus Capital and Janus
                                                                                   Distributors LLC (2006).
------------------------------------------------------------------------------------------------------------------------------
 David R. Kowalski            Vice President, Chief Compliance   6/02-Present      Senior Vice President and Chief Compliance
 151 Detroit Street           Officer, and Anti-Money                              Officer of Janus Capital, Janus
 Denver, CO 80206             Laundering Officer                                   Distributors LLC, and Janus Services LLC;
 DOB: 1957                                                                         and Vice President of INTECH Investment
                                                                                   Management LLC. Formerly, Chief Compliance
                                                                                   Officer of Bay Isle Financial LLC (2003-
                                                                                   2008) and INTECH Investment Management LLC
                                                                                   (formerly named Enhanced Investment
                                                                                   Technologies, LLC) (2003-2005); Vice
                                                                                   President of Janus Capital (2000-2005) and
                                                                                   Janus Services LLC (2004-2005); and
                                                                                   Assistant Vice President of Janus Services
                                                                                   LLC (2000-2004).
------------------------------------------------------------------------------------------------------------------------------
 Jesper Nergaard              Chief Financial Officer            3/05-Present      Vice President of Janus Capital. Formerly,
 151 Detroit Street                                                                Director of Financial Reporting for
 Denver, CO 80206             Vice President, Treasurer, and     2/05-Present      OppenheimerFunds, Inc. (2004-2005); Site
 DOB: 1962                    Principal Accounting Officer                         Manager and First Vice President of Mellon
                                                                                   Global Securities Services (2003); and
                                                                                   Director of Fund Accounting, Project
                                                                                   Development, and Training of INVESCO Funds
                                                                                   Group (1994-2003).
------------------------------------------------------------------------------------------------------------------------------





* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

  The Trustees are responsible for major decisions relating to the establishment or change of each Portfolio's objective(s), policies, and techniques. The Trustees also supervise the operation of the Portfolios by their officers and review the investment decisions of the officers, although the Trustees do not actively participate on a regular basis in making such decisions. The Board of Trustees has seven standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Investment Oversight Committee, Legal and Regulatory Committee, Money Market Committee, Nominating and Governance Committee, and Pricing Committee. Each committee is comprised entirely of Independent Trustees. Information about each committee's functions is provided in the following table:




---------------------------------------------------------------------------------------------------------------------------
                                                                    MEMBERS                         NUMBER OF MEETINGS HELD
                             SUMMARY OF FUNCTIONS                   (INDEPENDENT TRUSTEES)          DURING LAST FISCAL YEAR
---------------------------------------------------------------------------------------------------------------------------
 AUDIT COMMITTEE             Reviews the financial reporting        Jerome S. Contro (Chair)                   4
                             process, the system of internal        John W. McCarter, Jr.
                             controls over financial reporting,     Dennis B. Mullen
                             disclosure controls and procedures,
                             Form N-CSR filings, and the audit
                             process. The Committee's review of
                             the audit process includes, among
                             other things, the appointment,
                             compensation, and oversight of the
                             auditors and pre-approval of all
                             audit and nonaudit services.
---------------------------------------------------------------------------------------------------------------------------
 BROKERAGE COMMITTEE         Reviews and makes recommendations      James T. Rothe (Chair)                     4
                             regarding matters related to the       Jerome S. Contro
                             Trust's use of brokerage commissions   Martin H. Waldinger
                             and placement of portfolio
                             transactions.
---------------------------------------------------------------------------------------------------------------------------
 INVESTMENT OVERSIGHT        Oversees the investment activities     Dennis B. Mullen (Chair)                   5
 COMMITTEE                   of the Trust's non-money market        Jerome S. Contro
                             funds.                                 William F. McCalpin
                                                                    John W. McCarter, Jr.
                                                                    James T. Rothe
                                                                    William D. Stewart
                                                                    Martin H. Waldinger
                                                                    Linda S. Wolf
---------------------------------------------------------------------------------------------------------------------------
 LEGAL AND REGULATORY        Oversees compliance with various       Linda S. Wolf (Chair)                      12
 COMMITTEE                   procedures adopted by the Trust,       William F. McCalpin
                             reviews registration statements on     William D. Stewart
                             Form N-1A, oversees the
                             implementation and administration of
                             the Trust's Proxy Voting Guidelines.
---------------------------------------------------------------------------------------------------------------------------
 MONEY MARKET COMMITTEE      Reviews various matters related to     Jerome S. Contro (Chair)                   5
                             the operations of the Janus money      James T. Rothe
                             market funds, including compliance     Martin H. Waldinger
                             with their Money Market Fund
                             Procedures.
---------------------------------------------------------------------------------------------------------------------------
 NOMINATING AND              Identifies and recommends              John W. McCarter, Jr. (Chair)              5
 GOVERNANCE COMMITTEE        individuals for election as Trustee,   William F. McCalpin
                             consults with Management in planning   Dennis B. Mullen
                             Trustee meetings, and oversees the
                             administration of, and ensures
                             compliance with, the Trust's
                             Governance Procedures and
                             Guidelines.
---------------------------------------------------------------------------------------------------------------------------
 PRICING COMMITTEE           Determines a fair value of             William D. Stewart (Chair)                 17
                             securities for which market            James T. Rothe
                             quotations are not readily available   Linda S. Wolf
                             or are deemed not to be reliable,
                             pursuant to procedures adopted by
                             the Trustees and reviews other
                             matters related to the pricing of
                             securities.
---------------------------------------------------------------------------------------------------------------------------

  Under the Trust's Governance Procedures and Guidelines, the Trustees are expected to invest in one or more (but not necessarily all) funds advised by Janus Capital for which they serve as Trustee, to the extent they are directly eligible to do so. These investments may include amounts held under a deferred compensation plan that are valued based on "shadow investments" in such funds. Such investments, including the amount and which funds, are dictated by each Trustee's individual financial circumstances and investment goals. The Trustees cannot directly own Shares of the Portfolios without purchasing an insurance contract through one of the participating insurance companies or through a qualified plan. As a result, such Trustees as a group do not own any outstanding Shares of the Portfolios. The Trustees may, however, own shares of certain other Janus mutual funds that have comparable investment objectives and strategies as the Portfolios described in this SAI but offered through different distribution channels. The table below gives the aggregate dollar range of shares of all funds advised by Janus Capital and overseen by the Trustees (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2008.


------------------------------------------------------------------------------------------------------------------
                                                                AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                            DOLLAR RANGE OF EQUITY              REGISTERED INVESTMENT COMPANIES OVERSEEN BY
 NAME OF TRUSTEE            SECURITIES IN THE PORTFOLIOS        TRUSTEE IN JANUS FUNDS
------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------
 DENNIS B. MULLEN           None                                Over $100,000(1)
------------------------------------------------------------------------------------------------------------------
 JEROME S. CONTRO           None                                Over $100,000(1)
------------------------------------------------------------------------------------------------------------------
 WILLIAM F. MCCALPIN        None                                Over $100,000
------------------------------------------------------------------------------------------------------------------
 JOHN W. MCCARTER, JR.      None                                Over $100,000
------------------------------------------------------------------------------------------------------------------
 JAMES T. ROTHE             None                                Over $100,000
------------------------------------------------------------------------------------------------------------------
 WILLIAM D. STEWART         None                                Over $100,000
------------------------------------------------------------------------------------------------------------------
 MARTIN H. WALDINGER        None                                Over $100,000(1)
------------------------------------------------------------------------------------------------------------------
 LINDA S. WOLF              None                                Over $100,000(1)
------------------------------------------------------------------------------------------------------------------



(1) Ownership shown includes amounts held under a deferred compensation plan that are valued based on "shadow investments" in one or more funds.


  The Trust pays each Independent Trustee an annual retainer plus a fee for each regular in-person meeting of the Trustees attended, a fee for in-person meetings of committees attended if convened on a date other than that of a regularly scheduled meeting, and a fee for telephone meetings of the Trustees and committees. In addition, committee chairs and the Chairman of the Board of Trustees receive an additional supplemental retainer. Each current Independent Trustee also receives fees from other Janus funds for serving as Trustee of those funds. Janus Capital pays persons who are directors, officers, or employees of Janus Capital or any affiliate thereof, or any Trustee considered an "interested" Trustee, for their services as Trustees or officers. The Trust and other funds managed by Janus Capital may pay all or a portion of the compensation and related expenses of the Portfolios' Chief Compliance Officer and compliance staff, as authorized from time to time by the Trustees.

  The following table shows the aggregate compensation paid to each Independent Trustee by the Portfolios described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Portfolios or the Janus Funds. Effective January 1, 2006, the Trustees established a deferred compensation plan under which the Trustees may elect to defer receipt of all, or a portion, of the compensation they earn for their services to the Portfolios, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by Janus Capital ("shadow investments").




                                                                Aggregate Compensation          Total Compensation
                                                               from the Portfolios for       from the Janus Funds for
                                                                  fiscal year ended            calendar year ended
  Name of Person, Position                                        December 31, 2008          December 31, 2008(1)(2)
----------------------------------------------------------------------------------------------------------------------
  INDEPENDENT TRUSTEES
  William F. McCalpin, Chairman and Trustee(3)                         $35,523                       $391,500
  Jerome S. Contro, Trustee                                            $25,427                       $303,000
  John W. McCarter, Jr., Trustee                                       $25,534                       $281,250
  Dennis B. Mullen, Trustee                                            $26,614                       $344,872
  James T. Rothe, Trustee                                              $26,795                       $306,250
  William D. Stewart, Trustee                                          $28,072                       $309,250
  Martin H. Waldinger, Trustee                                         $23,437                       $272,500
  Linda S. Wolf, Trustee                                               $26,681                       $293,750





  (1) For all Trustees except Mr. Mullen, includes compensation for service on the boards of three Janus trusts comprised of 74 portfolios. For Mr. Mullen, includes compensation for service on the boards of four Janus trusts comprised of 91 portfolios (17 portfolios of which are for service on the board of Janus Capital Funds Plc, an offshore product).


  (2) Total compensation received from the Janus Funds includes any amounts deferred under the deferred compensation plan. The deferred compensation amounts for the period shown are as follows: Jerome S. Contro $303,000; Martin H. Waldinger $68,125; and Linda S. Wolf $73,438.

  (3) Aggregate compensation received from the Portfolios includes additional compensation paid for service as Independent Chairman of the Board of Trustees. Total compensation received from all Janus Funds includes additional compensation paid for service as Independent Chairman of the boards of three Janus trusts, including the Trust, and compensation for service as a director of Janus Capital Funds Plc.

JANUS INVESTMENT PERSONNEL

  OTHER ACCOUNTS MANAGED




  The following table provides information relating to other accounts managed by the portfolio managers and/or investment personnel as of December 31, 2008 and may not account for portfolio manager changes subsequent to that date. To the extent that any of the accounts pay advisory fees based on account performance, information on those accounts is separately listed.





                                                                  Other Registered
                                                                     Investment           Other Pooled
                                                                      Companies       Investment Vehicles    Other Accounts
  -------------------------------------------------------------------------------------------------------------------------
  Andrew Acker               Number of Other Accounts Managed                    3               None                     1(1)
                             Assets in Other Accounts Managed      $   739,195,994               None        $  625,871,392

  Jonathan D. Coleman        Number of Other Accounts Managed                    6               None                     2
                             Assets in Other Accounts Managed      $ 8,793,956,026               None        $   15,235,402

  Brian Demain               Number of Other Accounts Managed                    3                  1                     5
                             Assets in Other Accounts Managed      $ 1,751,979,287        $28,682,342        $   70,270,600

  James P. Goff              Number of Other Accounts Managed                   12(2)            None                     5
                             Assets in Other Accounts Managed      $ 3,841,296,896               None        $   40,343,543

  Brent A. Lynn              Number of Other Accounts Managed                    2               None                  None
                             Assets in Other Accounts Managed      $ 5,127,105,071               None                  None

  Marc Pinto                 Number of Other Accounts Managed                    8                  2                    26(3)
                             Assets in Other Accounts Managed      $ 5,116,964,661        $ 9,617,300        $  182,579,757

  Daniel Riff                Number of Other Accounts Managed                    7               None                     2
                             Assets in Other Accounts Managed      $ 9,230,253,252               None        $   15,235,402

  Ron Sachs                  Number of Other Accounts Managed                   17                  1                    10(4)
                             Assets in Other Accounts Managed      $13,483,601,949        $49,941,927        $1,164,048,644

  Laurent Saltiel(5)         Number of Other Accounts Managed                    5(6)               1                  None
                             Assets in Other Accounts Managed      $ 2,097,744,106        $52,736,683                  None

  Gibson Smith               Number of Other Accounts Managed                   12               None                     2
                             Assets in Other Accounts Managed      $ 4,103,649,542               None        $   31,431,989

  Darrell Watters            Number of Other Accounts Managed                   10               None                  None
                             Assets in Other Accounts Managed      $ 2,814,355,066               None                  None

  Burton H. Wilson           Number of Other Accounts Managed                    3               None                  None
                             Assets in Other Accounts Managed      $   572,971,335               None                  None





  (1) One of the accounts included in the total, consisting of $625,871,392 of the total assets, has a performance-based advisory fee.


  (2) Three of the accounts included in the total, consisting of $2,548,160,227 of the total assets, have performance-based advisory fees.


  (3) One of the accounts included in the total, consisting of $93,907,638 of the total assets, has a performance-based advisory fee.


  (4) One of the accounts included in the total, consisting of $150,380,470 of the total assets, has a performance-based advisory fee.


  (5) Effective April 1, 2009, Portfolio Manager Laurent Saltiel assumed responsibility for the day-to-day management of Worldwide Portfolio. Information provided under "Other Registered Investment Companies" reflects the 12/31/08 assets of the Worldwide funds. Information provided in the remaining two columns reflects data related to other non-mutual fund accounts managed by Mr. Saltiel as of 12/31/08.


  (6) Four of the accounts included in the total, consisting of $2,091,427,834 of the total assets, have performance-based advisory fees.


  MATERIAL CONFLICTS

  As shown in the table above, certain portfolio managers and/or investment personnel may manage other accounts with investment strategies similar to the Portfolios. Those other accounts may include other Janus funds, private-label mutual funds for which Janus Capital serves as subadviser, and separately managed accounts. Fees earned by Janus Capital may vary among these accounts, the portfolio managers and/or investment personnel may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. In addition, certain portfolio managers and/or investment personnel may also have roles as research analysts for one or more Janus funds and receive compensation with respect to the analyst role. These factors could create conflicts of interest because a portfolio manager and/or investment personnel may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming a Portfolio. A conflict may also exist if a portfolio manager and/or investment personnel identifies a limited investment opportunity that may be appropriate for more than one account, but a Portfolio is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager and/or investment personnel may execute transactions for another account that may adversely impact the value of securities held by the Portfolio. However, Janus Capital believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular portfolio manager and/or investment personnel are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus Capital has adopted trade allocation procedures that govern allocation of securities among various Janus accounts. Trade allocation and personal trading are described in further detail under "Additional Information About Janus Capital and the Subadvisers."

  Janus Capital is the adviser to the Portfolios and the Janus "funds of funds," which are funds that invest primarily in other Janus Capital mutual funds. Because Janus Capital is the adviser to the Janus "funds of funds" and the Portfolios, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such Portfolios. In addition, the Janus "funds of funds" portfolio manager, who also serves as Senior Vice President of Risk and Trading of Janus Capital, has regular and continuous access to information regarding the holdings of the Portfolios, as well as knowledge of, and potential impact on, investment strategies and techniques of the Portfolios. Janus Capital believes these potential conflicts may be mitigated through its compliance monitoring, including that of asset allocations by the portfolio manager. In addition, Janus Capital has retained an independent consultant to provide research and consulting services with respect to asset allocation and investments for the Janus Smart Portfolios, which are "funds of funds" in a different trust.

  COMPENSATION INFORMATION

  The following describes the structure and method of calculating a portfolio manager's compensation as of December 31, 2008.

  Portfolio managers and, if applicable, co-portfolio managers ("portfolio manager" or "portfolio managers") are compensated for managing a Portfolio and any other funds, portfolios, or accounts for which they have exclusive or shared responsibilities (collectively, the "Managed Funds") through two components: fixed compensation and variable compensation. Certain portfolio managers are eligible to receive additional discretionary compensation in recognition of their continued analyst responsibilities, and the Chief Investment Officers ("CIO") of Janus Capital are eligible for additional variable compensation in recognition of their CIO roles, each as noted below.

  FIXED COMPENSATION: Fixed compensation is paid in cash and is comprised of an annual base salary established based on factors such as the complexity of managing funds and other accounts and scope of responsibility (including assets under management).

  VARIABLE COMPENSATION: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture of JCGI restricted stock, stock options, and a cash-deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by the portfolio manager). Variable compensation is calculated based on pre-tax performance of the Managed Funds.

  Variable compensation is structured to pay a portfolio manager primarily on the Managed Funds' performance, with additional discretionary compensation available from one or more bonus pools as discussed below.

  Aggregate compensation derived from the Managed Funds' performance is calculated based upon a percentage of the total revenue received on the Managed Funds adjusted to reflect the actual performance of such Managed Funds. Actual performance is calculated based on the Managed Funds' aggregate asset-weighted Lipper peer group performance ranking on a one-, three-, and five-year rolling period basis with a predominant weighting on the Managed Funds' performance in the three- and five-year periods. The compensation determined from the Managed Funds' performance is then allocated to the respective portfolio manager(s).

  A portfolio manager is also eligible to participate in a portfolio manager discretionary bonus pool. The size of the portfolio manager bonus pool fluctuates depending on both the revenue derived from firm-wide managed assets (excluding assets managed by subadvisers) and the investment performance of such firm-wide managed assets. Compensation from the portfolio manager bonus pool is then allocated among the eligible respective participants at the discretion of Janus Capital based upon, among other things: (i) teamwork and support of team culture; (ii) mentoring of analysts; (iii) contributions to the sales process; and (iv) client relationships.

  ANALYST VARIABLE COMPENSATION: If a portfolio manager also has analyst responsibilities, then such portfolio manager is eligible to participate in a discretionary analyst team pool. The aggregate compensation available under the analyst team pool is derived from a formula tied to a combination of the aggregate fund-weighted and asset-weighted Lipper peer group performance ranking of certain Janus mutual funds for one- and three-year rolling periods, subject to a reduction in the event of absolute negative performance. The analyst team pool is then allocated among the eligible analysts at the discretion of Janus Capital based on factors which may include performance of investment recommendations, individual and team contributions, scope of coverage, and other subjective criteria.

  CIO VARIABLE COMPENSATION: The CIOs are entitled to additional compensation in consideration of their role as CIO of Janus Capital that is generally based on firm-wide investment performance (excluding assets managed by subadvisers), Janus-managed net long-term flows (excluding assets managed by subadvisers and money market funds), investment team leadership factors, and overall corporate leadership factors. Variable compensation from firm-wide investment performance is calculated based upon the firm-wide aggregate asset-weighted Lipper peer group performance ranking on a one- and three-year rolling period basis.

  Portfolio managers may elect to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JCGI's Executive Income Deferral Program.

  ADDITIONAL COMPENSATION INFORMATION

  The following describes the structure and method of calculating compensation for James Goff, Director of Research, as of December 31, 2008.

  Mr. Goff is compensated for his role as Director of Research and for managing a Portfolio and any other funds, portfolios, or accounts managed by Mr. Goff through two components: fixed compensation and variable compensation.

  FIXED COMPENSATION: Fixed compensation is paid in cash and is comprised of an annual base salary based on factors such as his scope of responsibility, tenure, his performance as the Director of Research, and for managing funds.

  VARIABLE COMPENSATION: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture of JCGI restricted stock, stock options, and a cash-deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by Mr. Goff). Mr. Goff's variable compensation is based on four components:
  (i) firm-wide investment performance; (ii) Janus Capital long-term net flows (excluding assets managed by subadvisers and money market funds); (iii) certain strategic objectives, including investment team culture, analyst recruitment and development, continued enhancements to the research process, and contributions to sales and client efforts; and (iv) the research portfolios' investment performance. Variable compensation from firm-wide investment performance and the research portfolios' investment performance is calculated based upon a percentage of the revenue received from the applicable funds (excluding assets managed by subadvisers) and is adjusted to reflect the actual performance of such funds. Actual performance is calculated based on the applicable funds' aggregate asset-weighted Lipper peer group performance ranking on a one- and three-year rolling period basis (with a predominant weighting on three-year performance for the research portfolios investment performance calculation).

  Mr. Goff may elect to defer payment of a designated percentage of his fixed compensation and/or up to all of his variable compensation in accordance with JCGI's Executive Income Deferral Program.

  Each Portfolio's Lipper peer group for compensation purposes is shown in the following table:


  Portfolio                                      Lipper Peer Group
  ----------------------------------------------------------------------------------------------
  BOND
    Flexible Bond Portfolio                      VA Intermediate Investment Grade Debt Funds

  GROWTH & CORE
    Balanced Portfolio                           VA Mixed-Asset Target Allocation Moderate Funds
    Enterprise Portfolio                         VA Mid-Cap Growth Funds
    Forty Portfolio                              VA Large-Cap Growth Funds
    Growth and Income Portfolio                  VA Large-Cap Core Funds
    Janus Portfolio                              VA Large-Cap Growth Funds
    Research Core Portfolio                      VA Large-Cap Core Funds

  INTERNATIONAL & GLOBAL
    Overseas Portfolio                           VA International Funds
    Worldwide Portfolio                          VA Global Funds

  SPECIALTY EQUITY
    Global Life Sciences Portfolio               VA Health/Biotechnology Funds
    Global Technology Portfolio                  VA Science & Technology Funds





INTECH INVESTMENT PERSONNEL

  OTHER ACCOUNTS MANAGED

  The following table provides information relating to other accounts managed by the investment personnel as of December 31, 2008. To the extent that any of the accounts pay advisory fees based on account performance, information on those accounts is separately listed.




                                                                  Other Registered     Other Pooled
                                                                     Investment         Investment
                                                                    Companies(1)         Vehicles       Other Accounts(2)
  -----------------------------------------------------------------------------------------------------------------------
  Robert Fernholz            Number of Other Accounts Managed                  18                 35                 347
                             Assets in Other Accounts Managed      $6,439,954,892     $6,942,438,317     $28,972,966,746

  Adrian Banner              Number of Other Accounts Managed                  18                 35                 347
                             Assets in Other Accounts Managed      $6,439,954,892     $6,942,438,317     $28,972,966,746

  Jason Greene               Number of Other Accounts Managed                  18                 35                 347
                             Assets in Other Accounts Managed      $6,439,954,892     $6,942,438,317     $28,972,966,746

  Joseph Runnels             Number of Other Accounts Managed                  18                 35                 347
                             Assets in Other Accounts Managed      $6,439,954,892     $6,942,438,317     $28,972,966,746





  (1) Two of the accounts included in the totals, consisting of $302,270,014 of the total assets in the category, have performance-based advisory fees.


  (2) Fifty of the accounts included in the totals, consisting of $5,540,091,081 of the total assets in the category, have performance-based advisory fees.


  MATERIAL CONFLICTS

  As shown in the table above, the Portfolio investment personnel may manage other accounts with investment strategies similar to the Portfolio. Fees earned by the adviser may vary among these accounts, the investment personnel may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. These factors could create conflicts of interest because the investment personnel may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming the Portfolio. A conflict may also exist if the investment personnel identifies a limited investment opportunity that may be appropriate for more than one account, but the Portfolio is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the investment personnel may execute transactions for another account that may adversely impact the value of securities held by the Portfolio. However, INTECH believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by the investment personnel are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, INTECH generates regular daily trades for all of its clients using proprietary trade system software. Trades are submitted to designated brokers in a single electronic file at one time during the day, preallocated to individual clients. If an order is not completely filled, executed shares are allocated to client accounts in proportion to the order. These procedures are described in further detail under "Additional Information About Janus Capital and the Subadvisers."

  COMPENSATION INFORMATION

  As described under "Investment Adviser and Subadvisers," Janus Capital has entered into a Sub-Advisory Agreement on behalf of Risk-Managed Core Portfolio. The compensation structure of the investment personnel is determined by INTECH and is summarized by INTECH below. The following describes the structure and method of calculating the investment personnel's compensation as of December 31, 2008.

  For managing the Portfolio and all other accounts, the investment personnel receive base pay in the form of a fixed annual salary paid by INTECH, and which is not based on performance or assets of the Portfolio or other accounts. The investment personnel are also eligible for a cash bonus as determined by INTECH, and which is not based on performance or assets of the Portfolio or other accounts. The investment personnel, as part owners of INTECH, also receive compensation by virtue of their ownership interest in INTECH.

  The investment personnel may elect to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JCGI's Executive Income Deferral Program.

PERKINS INVESTMENT PERSONNEL

  OTHER ACCOUNTS MANAGED

  The following table provides information relating to other accounts managed by the portfolio managers as of December 31, 2008. To the extent that any of the accounts pay advisory fees based on account performance, information on those accounts is separately listed.




                                                                  Other Registered    Other Pooled
                                                                     Investment        Investment
                                                                    Companies(1)        Vehicles      Other Accounts
  ------------------------------------------------------------------------------------------------------------------
  Jeffrey Kautz              Number of Other Accounts Managed                   6             None               17
                             Assets in Other Accounts Managed      $8,428,978,099             None     $554,865,287

  Thomas Perkins             Number of Other Accounts Managed                   6             None               42
                             Assets in Other Accounts Managed      $8,428,978,099             None     $579,302,075





  (1) Three of the accounts included in the total, consisting of $6,872,382,036 of the total assets in the category, have performance-based advisory fees.


  MATERIAL CONFLICTS

  As shown in the table above, Mid Cap Value Portfolio's portfolio managers may manage other funds and accounts with investment strategies similar to the Portfolio. Fees earned by the adviser may vary among these accounts, the portfolio managers may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming the Portfolio. A conflict may also exist if a portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but the Portfolio is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio managers may execute transactions for another account that may adversely impact the value of securities held by the Portfolio. However, Perkins believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by the portfolio managers are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes and similar factors. Information regarding Perkins' trade allocation procedures is described under "Additional Information About Janus Capital and the Subadvisers."

  COMPENSATION INFORMATION




  The following describes the structure and method of calculating a portfolio manager's compensation as of December 31, 2008.



  Portfolio managers and, if applicable, co-portfolio managers ("portfolio manager" or "portfolio managers") are compensated for managing a Portfolio and any other funds, portfolios or accounts for which they have exclusive or shared responsibilities (collectively, the "Managed Funds") through two components: fixed compensation and variable compensation. Certain portfolio managers are eligible to receive additional discretionary compensation in recognition of their continued analyst responsibilities, and the Chief Investment Officer ("CIO") of Perkins is eligible for additional variable compensation in recognition of his CIO role. In addition, certain portfolio managers who have an ownership interest or profits interest in Perkins may receive compensation through those interests.



  FIXED COMPENSATION: Fixed compensation is paid in cash and is comprised of an annual base salary established based on factors such as the complexity of managing funds and other accounts and scope of responsibility (including assets under management).



  VARIABLE COMPENSATION: Variable compensation is paid in cash and long-term incentive awards (consisting of a mixture of JCGI restricted stock, stock options, and a cash-deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by the portfolio manager). Variable compensation is calculated based on pre-tax performance of the Managed Funds.



  Variable compensation is structured to pay a portfolio manager primarily on the Managed Funds' performance, with additional discretionary compensation available from a discretionary bonus pool.



  Aggregate compensation derived from the Managed Funds' performance is calculated based upon a percentage of the total revenue received on the Managed Funds adjusted to reflect the actual performance of such Managed Funds. Actual performance is calculated based on the Managed Funds' aggregate asset-weighted Lipper peer group performance ranking on a one-, three-, and five-year rolling period basis with a predominant weighting on the Managed Funds' performance in the three- and five-year periods. The compensation determined from the Managed Funds' performance is then allocated to the respective portfolio manager(s).



  A portfolio manager is also eligible to participate in a Perkins discretionary bonus pool. The size of the discretionary bonus pool fluctuates depending on both the revenue derived from firm-wide managed assets and the investment performance of such firm-wide managed assets. Compensation from the discretionary bonus pool is then allocated among the eligible respective participants at the discretion of Perkins based upon, among other things: (i) teamwork and support of team culture; (ii) mentoring of analysts; (iii) contributions to the sales process; and (iv) client relationships.



  ANALYST VARIABLE COMPENSATION: If a portfolio manager also has analyst responsibilities, then such portfolio manager is further eligible to participate in the Perkins discretionary bonus pool. The discretionary bonus pool is allocated among the eligible analysts at the discretion of Perkins based on factors which may include performance of investment recommendations, performance of an analyst run paper based portfolio, individual and team contributions, scope of coverage, and other subjective criteria.

  OWNERSHIP OF SECURITIES


  The portfolio managers and/or investment personnel cannot directly own Shares of the Portfolios without purchasing an insurance contract through one of the participating insurance companies or through a qualified plan. As a result, such portfolio managers and/or investment personnel as a group do not own any outstanding Shares of the Portfolios. The portfolio managers and/or investment personnel may, however, own shares of certain other Janus mutual funds which have comparable investment objectives and strategies to the Portfolios which they manage. The following table reflects the portfolio managers' and/or investment personnel's ownership in the Janus Funds as of December 31, 2008.



----------------------------------------------------------------------------------------------------------------------
                            DOLLAR RANGE OF EQUITY                     AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
 INVESTMENT PERSONNEL       SECURITIES IN THE PORTFOLIO(S) MANAGED     JANUS FUNDS
----------------------------------------------------------------------------------------------------------------------
 JANUS CAPITAL
----------------------------------------------------------------------------------------------------------------------
 ANDREW ACKER               None                                       Over $1,000,000
----------------------------------------------------------------------------------------------------------------------
 JONATHAN D. COLEMAN        None                                       Over $1,000,000
----------------------------------------------------------------------------------------------------------------------
 BRIAN DEMAIN               None                                       Over $1,000,000
----------------------------------------------------------------------------------------------------------------------
 JAMES P. GOFF              None                                       Over $1,000,000
----------------------------------------------------------------------------------------------------------------------
 BRENT A. LYNN              None                                       Over $1,000,000
----------------------------------------------------------------------------------------------------------------------
 MARC PINTO                 None                                       Over $1,000,000
----------------------------------------------------------------------------------------------------------------------
 DANIEL RIFF                None                                       $500,001 - $1,000,000
----------------------------------------------------------------------------------------------------------------------
 RON SACHS                  None                                       Over $1,000,000
----------------------------------------------------------------------------------------------------------------------
 LAURENT SALTIEL            None                                       Over $1,000,000
----------------------------------------------------------------------------------------------------------------------
 GIBSON SMITH               None                                       Over $1,000,000
----------------------------------------------------------------------------------------------------------------------
 DARRELL WATTERS            None                                       Over $1,000,000
----------------------------------------------------------------------------------------------------------------------
 BURTON H. WILSON           None                                       $500,001 - $1,000,000
----------------------------------------------------------------------------------------------------------------------
 INTECH
----------------------------------------------------------------------------------------------------------------------
 ROBERT FERNHOLZ            None                                       Over $1,000,000
----------------------------------------------------------------------------------------------------------------------
 ADRIAN BANNER              None                                       None
----------------------------------------------------------------------------------------------------------------------
 JASON GREENE               None                                       $10,001 - $50,000
----------------------------------------------------------------------------------------------------------------------
 JOSEPH RUNNELS             None                                       $10,001 - $50,000
----------------------------------------------------------------------------------------------------------------------
 PERKINS
----------------------------------------------------------------------------------------------------------------------
 JEFFREY KAUTZ              None                                       $500,001 - $1,000,000
----------------------------------------------------------------------------------------------------------------------
 THOMAS PERKINS             None                                       Over $1,000,000
----------------------------------------------------------------------------------------------------------------------

SHARES OF THE TRUST
--------------------------------------------------------------------------------


NET ASSET VALUE DETERMINATION

  As stated in the Portfolios' Prospectuses, the net asset value ("NAV") of the Shares of each class of each Portfolio is determined once each day the New York Stock Exchange (the "NYSE") is open, as of the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The per share NAV for each class of each Portfolio is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares for the class. In determining NAV, securities listed on an Exchange, the Nasdaq National Market, and foreign markets are generally valued at the closing prices on such markets. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Portfolios are traded primarily in the over-the-counter markets. Valuations of such securities are furnished by one or more pricing services employed by the Portfolios and approved by the Trustees and are based upon a computerized matrix system or appraisals obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter markets are generally valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the NYSE. Each Portfolio will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities, and ratings.

  Securities for which market quotations are not readily available or are deemed unreliable are valued at fair value determined in good faith under procedures established by and under the supervision of the Trustees (the "Valuation Procedures"). Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Portfolios may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

  Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which a Portfolio's NAV is not calculated. A Portfolio calculates its NAV per share, and therefore effects sales, redemptions, and repurchases of its shares, as of the close of the NYSE once each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, then that security may be valued in good faith under the Valuation Procedures.

  To the extent there are any errors in a Portfolio's NAV calculation, Janus may, at its discretion, reprocess individual shareholder transactions so that each shareholder's account reflects the accurate corrected NAV.

PURCHASES

  Shares of the Portfolios can be purchased only by (i) the separate accounts of participating insurance companies for the purpose of funding variable insurance contracts and (ii) certain qualified retirement plans. Participating insurance companies and certain designated organizations are authorized to receive purchase orders on the Portfolios' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by a Portfolio when authorized organizations, their agents, or affiliates receive the order provided that such designated organizations or their agents or affiliates transmit the order to the Portfolio within contractually specified periods. The Portfolios are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. In order to receive a day's price, your purchase request must be received in good order by the close of the regular trading session of the NYSE as described above in "Net Asset Value Determination." The prospectus for your insurance company's separate account or your plan documents contain detailed information about investing in the Portfolios.

  The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

  Procedures to implement the Program include, but are not limited to, determining that insurance companies or plan sponsors have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control ("OFAC"), and a review of all new account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

  Under a distribution and shareholder servicing plan ("Plan") adopted in accordance with Rule 12b-1 under the 1940 Act, the Shares may pay Janus Distributors, the Trust's distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of the Shares of a Portfolio. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and shareholder servicing performed by such service providers. The Plan is a compensation type plan and permits the payment at an annual rate of up to 0.25% of the average daily net assets of the Shares of a Portfolio for recordkeeping and administrative services as well as activities which are primarily intended to result in sales of the Shares, including but not limited to preparing, printing and distributing prospectuses, Statements of Additional Information, shareholder reports, and educational materials to prospective and existing contract owners and plan participants; responding to inquiries by contract owners and plan participants; receiving and answering correspondence; contract owner and participant level recordkeeping and administrative services; and similar activities. Payments are made to Janus Distributors, the Portfolios' distributor, who may make ongoing payments to insurance companies and qualified plan service providers based on the value of Portfolio shares held by such intermediaries' customers. On December 14, 1999, Trustees unanimously approved the Plan which became effective on that date. The Plan and any Rule 12b-1 related agreement that is entered into by the Portfolios or Janus Distributors in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any related agreements ("12b-1 Trustees"). All material amendments to the Plan must be approved by a majority vote of the Trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, the Plan may be terminated as to a Portfolio at any time, without penalty, by vote of a majority of the outstanding Shares of a Portfolio or by vote of a majority of the 12b-1 Trustees.

  For the fiscal year ended December 31, 2008, the Service Shares of the Portfolios made payments to Janus Distributors pursuant to Rule 12b-1 plans in amounts aggregating $11,068,665 and Janus Capital made payments to intermediaries from its own resources in amounts aggregating $1,296,028. The following summarizes allocation of the aggregated $12,364,693 paid by the Portfolios and Janus Capital under the 12b-1 plans for the Service Shares of the Portfolios:



                                                            Prospectus
                                                           Preparation,
                                          Advertising and  Printing and  Payment to  Compensation to  Total Portfolio 12b-1
  Portfolio Name                             Literature       Mailing      Brokers   Sales Personnel         Payments
---------------------------------------------------------------------------------------------------------------------------
  BOND
    Flexible Bond Portfolio                   $ 1,106         $ 8,433    $   71,468      $ 10,824           $   71,344
  GROWTH & CORE
    Balanced Portfolio                        $22,186         $26,506    $1,356,215      $ 62,082           $1,357,103
    Enterprise Portfolio(1)                   $12,637         $17,806    $  753,465      $ 53,685           $  752,245
    Forty Portfolio                           $27,811         $30,743    $1,644,345      $143,746           $1,633,491
    Growth and Income Portfolio               $ 1,199         $ 8,127    $   72,180      $  3,592           $   72,373
    Janus Portfolio(2)                        $55,778         $52,480    $3,133,757      $373,816           $3,128,393
    Research Core Portfolio(3)                $    90         $ 5,238    $    5,160      $    678           $    5,161
  INTERNATIONAL & GLOBAL
    Overseas Portfolio(4)                     $55,650         $56,166    $3,121,709      $131,382           $3,128,066
    Worldwide Portfolio(5)                    $ 7,093         $16,686    $  397,050      $ 16,265           $  398,936
  RISK-MANAGED
    Risk-Managed Core Portfolio               $ 4,609         $ 9,702    $   71,388      $ 11,026           $   71,269
  SPECIALTY EQUITY
    Global Life Sciences Portfolio            $   951         $ 8,420    $   50,316      $  1,226           $   50,483
    Global Technology Portfolio               $ 4,598         $11,582    $  252,991      $  7,288           $  253,808
  VALUE
    Mid Cap Value Portfolio                   $ 5,643         $10,603    $  146,355      $ 10,843           $  145,995
---------------------------------------------------------------------------------------------------------------------------



  (1) Formerly named Mid Cap Growth Portfolio.
  (2) Formerly named Large Cap Growth Portfolio.
  (3) Formerly named Fundamental Equity Portfolio.
  (4) Formerly named International Growth Portfolio.
  (5) Formerly named Worldwide Growth Portfolio.

REDEMPTIONS

  Redemptions, like purchases, may only be effected through the separate accounts of participating insurance companies or qualified retirement plans. Certain designated organizations are authorized to receive redemption orders on the Portfolios' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by a Portfolio when authorized organizations, their agents, or affiliates receive the order. The Portfolios are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.


  Shares normally will be redeemed for cash, although each Portfolio retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a portfolio, by delivery of securities selected from its assets at its discretion. However, the Portfolios are governed by Rule 18f-1 under the 1940 Act, which requires each Portfolio to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Portfolio will have the option of redeeming the excess in cash or in-kind. If shares are redeemed in-kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described under "Shares of the Trust - Net Asset Value Determination" and such valuation will be made as of the same time the redemption price is determined.


  The Portfolios reserve the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Portfolios to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or
  (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, AND TAX STATUS
--------------------------------------------------------------------------------


  The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Portfolios. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this SAI. However, tax laws may change or be subject to new interpretation by the courts or the IRS, possibly with retroactive effect. Investors are therefore advised to consult with their own tax advisers before making an investment in the Portfolios.

  It is a policy of the Portfolios' Shares to make distributions of substantially all of their respective investment income and any net realized capital gains. The Portfolios intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. If a Portfolio failed to qualify as a regulated investment company in any taxable year, the Portfolio may be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for "qualified dividend income." In addition, the Portfolios could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as regulated investment companies that are accorded special tax treatment. In addition, each Portfolio intends to comply with the diversification requirements of Internal Revenue Code Section 817(h) related to the tax-deferred status of insurance company separate accounts.

  Unless otherwise instructed, all income dividends and capital gains distributions, if any, on a Portfolio's Shares are reinvested automatically in additional Shares of that Portfolio at the NAV determined on the first business day following the record date.

  The Portfolios may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the Internal Revenue Code. In order to avoid taxes and interest that must be paid by the Portfolios, the Portfolios may make various elections permitted by the tax laws. However, these elections could require that the Portfolios recognize taxable income, which in turn must be distributed even though the Portfolios may not have received any income upon such an event.

  Some foreign securities purchased by the Portfolios may be subject to foreign taxes which could reduce the yield on such securities. If the amount of foreign taxes is significant in a particular year, the Portfolios that qualify under Section 853 of the Internal Revenue Code may elect to pass through such taxes to shareholders. If such election is not made by a Portfolio, any foreign taxes paid or accrued will represent an expense to the Portfolio, which will reduce its investment company taxable income.

  Because Shares of the Portfolios can only be purchased through variable insurance contracts or qualified plans, it is anticipated that any income dividends or capital gains distributions will be exempt from current taxation if left to accumulate within such contracts or plans. Refer to the prospectus for the separate account of the related insurance company or the plan documents for additional information.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------



  The officers and Trustees of the Portfolios cannot directly own Shares of the Portfolios without purchasing an insurance contract through one of the participating insurance companies or through a qualified plan. As a result, such officers and Trustees as a group do not own any outstanding Shares of the Portfolios. As of April 1, 2009, all of the outstanding Shares of the Portfolios were owned by certain insurance company separate accounts or qualified plans. The percentage ownership of each separate account or plan owning 5% or more of the Shares of any Portfolio is as follows:





  Portfolio Name                    Shareholder and Address of Record                        Percentage Ownership
-----------------------------------------------------------------------------------------------------------------
  Flexible Bond Portfolio           Great-West Life & Annuity Insurance Company                     36.26%
                                    FBO Schwab Onesource Annuity
                                    Greenwood Vlg, CO

                                    Principal Life Insurance Company                                26.65%
                                    FBO Principal Individual
                                    Des Moines, IA

                                    Great-West Life & Annuity Insurance Company                     11.64%
                                    FBO Schwab Select Annuity
                                    Greenwood Vlg, CO

                                    Lincoln Life Account R NG                                       11.44%
                                    Fort Wayne, IN

                                    Guardian Insurance & Annuity Company Inc.                        5.16%
                                    S/A F VA-461 FBO Flexible Income
                                    Bethlehem, PA

  Balanced Portfolio                GE Life & Annuity Company                                       29.17%
                                    Richmond, VA

                                    NYLIAC                                                          27.48%
                                    Parsippany, NJ

                                    Ohio National Life Insurance Company                            12.65%
                                    FBO Its Separate Accounts
                                    Cincinnati, OH

                                    Lincoln Life Account R NG                                        7.19%
                                    Fort Wayne, IN

  Enterprise Portfolio(1)           Lincoln Life Account R NG                                       19.18%
                                    Fort Wayne, IN

                                    IDS Life Insurance Corporation                                  13.38%
                                    FBO VUL III
                                    Minneapolis, MN

                                    Metlife Insurance Company of CT                                 12.54%
                                    Hartford, CT

                                    Security Benefit Life Insurance Co                               8.13%
                                    FBO Unbundled
                                    Topeka, KS

                                    Metlife Life & Annuity Company of CT                             7.81%
                                    Hartford, CT

                                    PFL Life Insurance Company                                       6.57%
                                    FMD Accounting MS 4410
                                    Cedar Rapids, IA

                                    Principal Life Insurance Company                                 5.32%
                                    FBO Principal Individual Principal Variable Annuity
                                    Des Moines, IA

  Forty Portfolio                   Nationwide Insurance Company - NWVA9                            24.06%
                                    Columbus, OH

                                    GE Life & Annuity Company                                       19.05%
                                    Richmond, VA

                                    Nationwide Insurance Company - NWVAII                           15.51%
                                    Columbus, OH

                                    Minnesota Life                                                  12.51%
                                    St Paul, MN

  Portfolio Name                    Shareholder and Address of Record                        Percentage Ownership
-----------------------------------------------------------------------------------------------------------------

                                    Nationwide Insurance Company - NWVL14                            9.66%
                                    Columbus, OH

                                    Merrill Lynch, Pierce, Fenner & Smith, Inc.                      6.07%
                                    Jacksonville, FL

  Growth and Income Portfolio       Allmerica Financial Life Insurance & Annuity Company            62.93%
                                    Topeka, KS

                                    Great-West Life & Annuity Insurance Company                     20.31%
                                    FBO Schwab Onesource Annuity
                                    Greenwood Vlg, CO

                                    First Allmerica Financial Life Insurance Company                 5.18%
                                    Topeka, KS

                                    Guardian Insurance & Annuity Company Inc.                        5.04%
                                    S/A F VA-468 FBO Growth & Income
                                    Bethlehem, PA

  Janus Portfolio(2)                IDS Life Insurance Corporation                                  73.75%
                                    FBO VUL III
                                    Minneapolis, MN

                                    American Enterprise Life Insurance Corporation                  12.35%
                                    For Signature Variable Annuity
                                    Minneapolis, MN

  Research Core Portfolio(3)        Principal Life Insurance Company                                83.65%
                                    FBO Principal Individual
                                    Executive Variable Universal Life
                                    Des Moines, IA

                                    Principal Life Insurance Company                                16.35%
                                    FBO Principal Individual
                                    Benefit Variable Universal Life
                                    Des Moines, IA

  Overseas Portfolio(4)             Ohio National Life Insurance Company                            23.18%
                                    FBO Its Separate Accounts
                                    Cincinnati, OH

                                    IDS Life Insurance Corporation                                  21.47%
                                    FBO VUL III
                                    Minneapolis, MN

                                    Minnesota Life                                                  14.00%
                                    St Paul, MN

                                    Nationwide Insurance Company - NWVA9                             6.62%
                                    Columbus, OH

                                    Nationwide Insurance Company - NWVL14                            5.62%
                                    Columbus, OH

                                    Metlife Insurance Company of CT                                  5.53%
                                    Hartford, CT

  Worldwide Portfolio(5)            NYLIAC                                                          32.19%
                                    Parsippany, NJ

                                    PFL Life Insurance Company                                      25.43%
                                    FMD Accounting MS 4410
                                    Cedar Rapids, IA

                                    Ohio National Life Insurance Company                            11.90%
                                    FBO Its Separate Accounts
                                    Cincinnati, OH

                                    GE Life & Annuity Company                                        6.89%
                                    Richmond, VA

  Risk-Managed Core Portfolio       Security Benefit Life Insurance Company                         34.09%
                                    SBL Advance Designs
                                    Topeka, KS

                                    Nationwide Insurance Company - NWVAII                           16.35%
                                    Columbus, OH

  Portfolio Name                    Shareholder and Address of Record                        Percentage Ownership
-----------------------------------------------------------------------------------------------------------------

                                    Pacific Coli Separate Account III of Pacific Life               16.34%
                                    Newport Beach, CA

                                    Lincoln Benefit Life                                            14.80%
                                    Lincoln, NE

                                    Nationwide Insurance Company - NWVA9                             6.75%
                                    Columbus, OH

  Global Life Sciences Portfolio    GE Life & Annuity Company                                       46.86%
                                    Richmond, VA

                                    Metlife Insurance Company of CT                                 34.12%
                                    Hartford, CT

                                    Metlife Life & Annuity Company of CT                            18.48%
                                    Hartford, CT

  Global Technology Portfolio       IDS Life Insurance Corporation                                  29.16%
                                    FBO VUL III
                                    Minneapolis, MN

                                    Nationwide Insurance Company - NWVA9                            21.99%
                                    Columbus, OH

                                    Nationwide Insurance Company - NWVL14                           13.77%
                                    Columbus, OH

                                    GE Life & Annuity Company                                        8.59%
                                    Richmond, VA

                                    Metlife Insurance Company of CT                                  8.41%
                                    Hartford, CT

                                    Metlife Life & Annuity Company of CT                             5.35%
                                    Hartford, CT

  Mid Cap Value Portfolio           Lincoln Benefit Life                                            25.87%
                                    Lincoln, NE

                                    Metlife Insurance Company of CT                                 19.95%
                                    Hartford, CT

                                    Nationwide Insurance Company - NWPPVA2                          14.65%
                                    Columbus, OH

                                    Nationwide Insurance Company - NWPP                              8.31%
                                    Columbus, OH

                                    Kemper Investors Life Insurance Company                          7.14%
                                    Mercer Island, WA






  (1) Formerly named Mid Cap Growth Portfolio.


  (2) Formerly named Large Cap Growth Portfolio.


  (3) Formerly named Fundamental Equity Portfolio.


  (4) Formerly named International Growth Portfolio.


  (5) Formerly named Worldwide Growth Portfolio.


  No qualified plan owned 10% or more of the shares of the Trust as a whole.

  The Shares held by the separate accounts of each insurance company, including Shares for which no voting instructions have been received, will be voted by each insurance company in proportion to instructions received from contract owners. Since the listed insurance company separate accounts' voting rights are passed through to contract owners, the insurance companies themselves do not exercise voting control over the shares held in those accounts.

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------



  Each Portfolio is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Delaware statutory trust on May 20, 1993. As of the date of this SAI, the Trust offers thirteen series of shares, known as "Portfolios," three of which offer three classes of shares, nine of which offer two classes of shares, and two of which offer one class of shares.


  Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Portfolios, the Portfolios must cease to use the name "Janus" as soon as reasonably practicable.

SHARES OF THE TRUST

  The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share for each series of the Trust. Shares of each series of the Trust are fully paid and nonassessable when issued. Shares of a Portfolio participate equally in dividends and other distributions by the Shares of such Portfolio, and in residual assets of that Portfolio in the event of liquidation. Shares of each Portfolio have no preemptive, conversion, or subscription rights.

  The Portfolios discussed in this SAI each offer one, two, or three classes of shares. The Shares discussed in this SAI are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants. The second class of shares, Institutional Shares, is offered only in connection with investments in and payments under variable insurance contracts as well as certain qualified retirement plans. The third class of shares, Service II Shares, is offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants and includes a redemption fee. The redemption fee may be imposed on interests in separate accounts or plans held 60 days or less.

SHAREHOLDER MEETINGS

  The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Amended and Restated Trust Instrument or the 1940 Act. Special meetings may be called for a specific Portfolio or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Commencing in 2005 and not less than every fifth calendar year thereafter, a meeting of shareholders shall be held to elect Trustees.

  Separate votes are taken by each Portfolio or class only if a matter affects or requires the vote of only that Portfolio or class or if that Portfolio's or class' interest in the matter differs from the interest of other Portfolios or classes of the Trust. A shareholder is entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of NAV of the applicable shares held in the shareholder's name.

  Under the Amended and Restated Trust Instrument, special meetings of shareholders of the Trust or of any Portfolio shall be called subject to certain conditions, upon written request of shareholders owning Shares representing at least two-thirds of the votes entitled to be cast at such meeting. The Portfolios will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.

VOTING RIGHTS

  A participating insurance company issuing a variable insurance contract will vote shares in the separate account as required by law and interpretations thereof, as may be amended or changed from time to time. In accordance with current law and interpretations, a participating insurance company is required to request voting instructions from policy owners and must vote shares in the separate account, including shares for which no instructions have been received, in proportion to the voting instructions received. Additional information may be found in the participating insurance company's separate account prospectus.

  The Trustees are responsible for major decisions relating to each Portfolio's policies and objectives; the Trustees oversee the operation of each Portfolio by its officers and review the investment decisions of the officers.

  The Trustees of the Trust were elected at a Special Meeting of Shareholders on December 29, 2005. Under the Amended and Restated Trust Instrument, each Trustee will continue in office until the termination of the Trust or his or her earlier death, retirement, resignation, bankruptcy, incapacity, or removal. Vacancies will be filled by appointment by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Amended and Restated Trust Instrument or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize their Portfolio, to amend the Amended and Restated Trust Instrument, to bring certain derivative actions, and on any other matters on which a shareholder vote is required by the 1940 Act, the Amended and Restated Trust Instrument, the Trust's Bylaws, or the Trustees.

  As mentioned previously in "Shareholder Meetings," shareholders are entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of NAV of the applicable shares held in the shareholder's name. Shares of all Portfolios of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


  PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, the Independent Registered Public Accounting Firm for the Portfolios, audits the Portfolios' annual financial statements and compiles their tax returns.


REGISTRATION STATEMENT

  The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the 1933 Act with respect to the securities to which this SAI relates. If further information is desired with respect to the Portfolios or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT

  The following audited financial statements for the period ended December 31, 2008 are hereby incorporated into this SAI by reference to the Portfolios' Annual Reports dated December 31, 2008.

  Schedules of Investments as of December 31, 2008

  Statements of Assets and Liabilities as of December 31, 2008

  Statements of Operations for the period ended December 31, 2008

  Statements of Changes in Net Assets for each of the periods indicated

  Financial Highlights for each of the periods indicated

  Notes to Financial Statements

  Report of Independent Registered Public Accounting Firm

  The portions of the Annual Reports that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

APPENDIX A
--------------------------------------------------------------------------------


EXPLANATION OF RATING CATEGORIES

  The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital and Perkins consider security ratings when making investment decisions, they also perform their own investment analyses and do not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICE

  BOND RATING                EXPLANATION
  --------------------------------------------------------------------------------------------
  Investment Grade

  AAA......................  Highest rating; extremely strong capacity to pay principal and interest.

  AA.......................  High quality; very strong capacity to pay principal and interest.

  A........................  Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.

  BBB......................  Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.

  Non-Investment Grade

  BB.......................  Less vulnerable to nonpayment than other speculative issues;
                             major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the
                             obligor's inadequate capacity to meet its financial commitment on the obligation.

  B........................  More vulnerable to nonpayment than obligations rated 'BB', but capacity to meet its financial commitment on the obligation;
                             adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its
                             financial commitment on the obligation.

  CCC......................  Currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

  CC.......................  Currently highly vulnerable to nonpayment.

  C........................  Currently highly vulnerable to nonpayment; a bankruptcy petition may have been filed or similar action taken, but payments on the obligation are being continued.

  D........................  In default.

FITCH, INC.

  BOND RATING                EXPLANATION
  --------------------------------------------------------------------------------------------
  Investment Grade

  AAA......................  Highest credit quality. Denotes the lowest expectation of credit risk. Exceptionally strong capacity for payment of financial commitments.

  AA.......................  Very high credit quality. Denotes expectations of very low credit risk. Very strong capacity for payment of financial commitments.

  A........................  High credit quality. Denotes expectations of low credit risk.
                             Strong capacity for payment of financial commitments. May be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

  BBB......................  Good credit quality. Currently expectations of low credit risk.
                             Capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity than is the case for higher ratings.

  Non-Investment Grade

  BB.......................  Speculative. Indicates possibility of credit risk developing, particularly as the result of adverse economic change over time.
                             Business or financial alternatives may be available to allow financial commitments to be met.

  B........................  Highly speculative. May indicate distressed or defaulted obligations with potential for extremely high recoveries.

  CCC......................  May indicate distressed or defaulted obligations with potential for superior to average levels of recovery.

  CC.......................  May indicate distressed or defaulted obligations with potential for average or below-average levels of recovery.

  C........................  May indicate distressed or defaulted obligations with potential for below-average to poor recoveries.

  D........................  In default.




MOODY'S INVESTORS
SERVICE, INC.

  BOND RATING                EXPLANATION
  --------------------------------------------------------------------------------------------
  Investment Grade

  Aaa......................  Highest quality, smallest degree of investment risk.

  Aa.......................  High quality; together with Aaa bonds, they compose the high-
                             grade bond group.

  A........................  Upper to medium-grade obligations; many favorable investment attributes.

  Baa......................  Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be
                             unreliable over any great length of time.

  Non-Investment Grade

  Ba.......................  More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.

  B........................  Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or
                             maintenance of other contract terms over time.

  Caa......................  Poor standing, may be in default; elements of danger with respect to principal or interest payments.

  Ca.......................  Speculative in a high degree; could be in default or have other marked shortcomings.

  C........................  Lowest rated; extremely poor prospects of ever attaining investment standing.




  Unrated securities will be treated as non-investment grade securities unless the portfolio managers and/or investment personnel determine that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies ("split rated securities"), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security; (ii) the lowest rating if only two agencies provide a rating for the security; or (iii) the rating assigned if only one agency rates the security.

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

                                  (JANUS LOGO)


                               JANUS.COM/INFO


                               151 Detroit Street
                               Denver, Colorado 80206-4805
                               1-877-335-2687

                            May 1, 2009



                            INTERNATIONAL & GLOBAL
                              Overseas Portfolio
                                 (formerly named International Growth Portfolio)
                              Worldwide Portfolio
                                 (formerly named Worldwide Growth Portfolio)
                            SPECIALTY EQUITY
                              Global Technology Portfolio



                               JANUS ASPEN SERIES
                                SERVICE II SHARES

                       Statement of Additional Information


    This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectuses for the Service II Shares (the "Shares") of the Portfolios listed above, each of which is a separate series of Janus Aspen Series, a Delaware statutory trust (the "Trust"). Each of these series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. Janus Capital Management LLC ("Janus Capital") is the investment adviser of each Portfolio. The name changes for Overseas Portfolio and Worldwide Portfolio were effective May 1, 2009.

    Shares of the Portfolios may be purchased only by separate accounts of insurance companies for the purpose of funding variable life insurance policies and variable annuity contracts (collectively, "variable insurance contracts") and by certain qualified retirement plans. Each portfolio also offers two additional classes of shares to certain qualified plans or separate accounts of insurance companies.


    This SAI is not a Prospectus and should be read in conjunction with the Portfolios' Prospectuses dated May 1, 2009, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from your insurance company or plan sponsor, or by contacting a Janus representative at 1-877-335-2687. This SAI contains additional and more detailed information about the Portfolios' operations and activities than the Prospectuses. The Annual and Semiannual Reports, which contain important financial information about the Portfolios, are incorporated by reference into this SAI and are also available, without charge, from your plan sponsor, or other financial intermediary, at janus.com/info, or by contacting a Janus representative at 1-877-335-2687.

(JANUS LOGO)

TABLE OF CONTENTS
--------------------------------------------------------------------------------




Classification, Investment Policies and Restrictions, and Investment
Strategies and Risks..........................................................     2

Investment Adviser............................................................    28

Custodian, Transfer Agent, and Certain Affiliations...........................    37

Portfolio Transactions and Brokerage..........................................    38

Trustees and Officers.........................................................    40

Shares of the Trust...........................................................    49
  Net Asset Value Determination...............................................    49
  Purchases...................................................................    49
  Distribution and Shareholder Servicing Plan.................................    50
  Redemptions.................................................................    51

Income Dividends, Capital Gains Distributions, and Tax Status.................    52

Principal Shareholders........................................................    53

Miscellaneous Information.....................................................    54
  Shares of the Trust.........................................................    54
  Shareholder Meetings........................................................    54
  Voting Rights...............................................................    54
  Independent Registered Public Accounting Firm...............................    55
  Registration Statement......................................................    55

Financial Statements..........................................................    56

Appendix A....................................................................    57
  Explanation of Rating Categories............................................    57

CLASSIFICATION, INVESTMENT POLICIES AND RESTRICTIONS,
AND INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


JANUS ASPEN SERIES

  This Statement of Additional Information includes information about 3 series of the Trust. Each Portfolio is a series of the Trust, an open-end, management investment company.

CLASSIFICATION

  The Investment Company Act of 1940, as amended ("1940 Act"), classifies mutual funds as either diversified or nondiversified. Overseas Portfolio, Worldwide Portfolio, and Global Technology Portfolio are classified as diversified.

INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO ALL PORTFOLIOS

  The Portfolios are subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or a particular Portfolio or particular class of shares if a matter affects just that Portfolio or that class of shares) or
  (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Portfolio or class of shares) are present or represented by proxy. The following policies are fundamental policies of the Portfolios. Unless otherwise noted, each of these policies applies to each Portfolio.

  (1) With respect to 75% of its total assets, Overseas Portfolio, Worldwide Portfolio, and Global Technology Portfolio may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities, or repurchase agreements collateralized by U.S. Government securities, and securities of other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Portfolio's total assets taken at market value to be invested in the securities of such issuer or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio.

  Each Portfolio may not:

  (2) Invest 25% or more of the value of its total assets in any particular industry (other than U.S. Government securities).

  (3) Invest directly in real estate or interests in real estate; however, each Portfolio may own debt or equity securities issued by companies engaged in those businesses.

  (4) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent each Portfolio from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

  (5) Lend any security or make any other loan if, as a result, more than one-third of a Portfolio's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).

  (6) Act as an underwriter of securities issued by others, except to the extent that a Portfolio may be deemed an underwriter in connection with the disposition of its portfolio securities.

  (7) Borrow money except that each Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Portfolio's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions or futures, options, swaps, or forward transactions. The Portfolios may not issue "senior securities" in contravention of the 1940 Act.

  As a fundamental policy, each Portfolio may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as such Portfolio.

  The Board of Trustees ("Trustees") has adopted additional investment restrictions for the Portfolios. These restrictions are operating policies of the Portfolios and may be changed by the Trustees without shareholder approval. The additional restrictions adopted by the Trustees to date include the following:

  (1) If a Portfolio is an approved underlying fund in a Janus fund of funds, the Portfolio may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1).

  (2) The Portfolios may sell securities short if they own or have the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor ("short sales against the box"). In addition, each Portfolio may engage in short sales other than against the box, which involve selling a security that a Portfolio borrows and does not own. The total market value of all of a Portfolio's short sales other than against the box positions will not exceed 10% of its net assets. Transactions in futures, options, swaps, and forward contracts are not deemed to constitute selling securities short.

  (3) The Portfolios do not intend to purchase securities on margin, except that the Portfolios may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions involving short sales, futures, options, swaps, forward contracts, and other permitted investment techniques shall not be deemed to constitute purchasing securities on margin.

  (4) A Portfolio may not mortgage or pledge any securities owned or held by such Portfolio in amounts that exceed, in the aggregate, 15% of that Portfolio's net asset value ("NAV"), provided that this limitation does not apply to: reverse repurchase agreements; deposits of assets to margin; guarantee positions in futures, options, swaps, or forward contracts; or the segregation of assets in connection with such contracts.

  (5) The Portfolios do not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of their respective net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Portfolios' investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for: securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities"), or any successor to such rule; Section 4(2) commercial paper; and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

  (6) The Portfolios may not invest in companies for the purpose of exercising control of management.

  Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), each Portfolio may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. A Portfolio will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. A Portfolio will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). A Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional borrowing costs.

  For purposes of each Portfolio's policies on investing in particular industries, the Portfolios will rely primarily on industry or industry group classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single class are materially different, the Portfolios may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT STRATEGIES AND RISKS

Diversification

  Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. A portfolio that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than a portfolio that is classified as "diversified." This gives a portfolio which is classified as nondiversified more flexibility to focus its investments in companies that the portfolio managers have identified as the most attractive for the investment objective and strategy of the portfolio. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of a portfolio which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable portfolio which is classified as diversified. This fluctuation, if significant, may affect the performance of a portfolio.

Cash Position

  As discussed in the Prospectuses, a Portfolio's cash position may temporarily increase under various circumstances. Securities that the Portfolios may invest in as a means of receiving a return on idle cash include domestic or foreign currency denominated commercial paper, certificates of deposit, repurchase agreements, or other short-term debt obligations. These securities may include U.S. and foreign short-term cash instruments. Each Portfolio may also invest in money market funds, including funds managed by Janus Capital. (Refer to "Investment Company Securities.")

Illiquid Investments

  Each Portfolio may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). The Trustees have authorized Janus Capital to make liquidity determinations with respect to certain securities, including Rule 144A Securities, commercial paper, and municipal lease obligations purchased by the Portfolios. Under the guidelines established by the Trustees, Janus Capital will consider the following factors: (i) the frequency of trades and quoted prices for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. In the case of commercial paper, Janus Capital will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization ("NRSRO"). Investments in Rule 144A Securities could have the effect of increasing the level of the Portfolio's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Certain securities previously deemed liquid may become illiquid in any subsequent assessment of the foregoing factors or other changes affecting the security. Foreign securities that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market are not restricted under the Portfolios' liquidity procedures if traded in that market. Such securities will be treated as "restricted" if traded in the United States because foreign securities are not registered for sale under the U.S. Securities Act of 1933, as amended (the "1933 Act").

  If illiquid securities exceed 15% of a Portfolio's net assets after the time of purchase, the Portfolio will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the portfolio managers may not be able to dispose of them in a timely manner. As a result, the Portfolio may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the NAV of a Portfolio to decline.

  Each Portfolio may invest up to 5% of its total assets in venture capital investments measured at the time of an investment. A later increase or decrease in this percentage resulting from changes in values of assets will not constitute a violation of such limitation. Each Portfolio may make an initial investment of up to 0.5% of a Portfolio's total assets in any one venture capital company. A Portfolio may not invest in aggregate more than 1% of its total assets, measured at the time of the subsequent purchase, in any one venture capital company.

  Venture capital investments are investments in new and early stage companies whose securities are not publicly traded. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that can result in substantial losses. The Portfolios may not be able to sell such investments when the portfolio managers deem it appropriate to do so due to restrictions on their sale. In addition, the Portfolios may be forced to sell their venture capital investments at less than fair market value. Where venture capital investments must be registered prior to their sale, the Portfolios may be obligated to pay all or part of the registration expenses. Any of these situations may result in a decrease in a Portfolio's NAV.

Securities Lending

  Under procedures adopted by the Trustees, the Portfolios may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. The Portfolios do not have the right to vote on securities while they are being lent; however, the Portfolios may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in non-affiliated money market funds or other accounts.

Foreign Securities

  The Portfolios may invest in foreign securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because a Portfolio's performance may depend on factors other than the performance of a particular company. These factors include:

  CURRENCY RISK. As long as a Portfolio holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When a Portfolio sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of a Portfolio's assets from that country.

  REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder a Portfolio's ability to buy and sell emerging market securities in a timely manner, affecting the Portfolio's investment strategies and potentially affecting the value of the Portfolio.

  TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.


  EMERGING MARKETS. The Portfolios may invest their assets in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the Morgan Stanley Capital International ("MSCI") Emerging Markets Index(SM). Investing in emerging markets involves certain risks not typically associated with investing in the United States and imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on a Portfolio's investments. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. The securities markets of many of the countries in which the Portfolios may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the Portfolios to obtain or to enforce a judgment against the issuers of such securities. In addition, there may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of an investment in such securities. The Portfolios may be subject to emerging markets risk to the extent that they invest in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets. A summary of each Portfolio's investments by country is contained in the Portfolios' shareholder reports and Form N-Q reports, which are filed with the SEC.

Short Sales

  Each Portfolio may engage in "short sales against the box." This technique involves either selling short a security that a Portfolio owns, or selling short a security that a Portfolio has the right to obtain, for delivery at a specified date in the future. The Portfolio does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. The Portfolio borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, the Portfolio loses the opportunity to participate in the gain.

  The Portfolios may also engage in other short sales. A Portfolio may engage in short sales when the portfolio managers anticipate that a security's market purchase price will be less than its borrowing price. In a short sale transaction, a Portfolio sells a security it does not own to a purchaser at a specified price. To complete a short sale, the Portfolio must: (i) borrow the security to deliver it to the purchaser and (ii) buy that same security in the market to return it to the lender. Short sales involve the same fundamental risk as short sales against the box, as described in the previous paragraph. In addition, the Portfolio may incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security, and the Portfolio may realize a gain if the security declines in price between those same dates. Although a Portfolio's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. To borrow the security, the Portfolio may also be required to pay a premium, which would increase the cost of the security sold.

  The Portfolios may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that the borrowed securities be returned to it on short notice, and a Portfolio may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, it is more likely that a Portfolio will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.

  Until a Portfolio closes its short position or replaces the borrowed security, the Portfolio may designate liquid assets it owns (other than the short sale proceeds) as segregated assets to the books of the broker and/or its custodian in an amount equal to its obligation to purchase the securities sold short, as required by the 1940 Act. The amount segregated in this manner is expected to be increased or decreased each business day equal to the change in market value of the Portfolio's obligation to purchase the security sold short. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. If the lending broker requires the Portfolio to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the Portfolio is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim other than the obligation that is being covered. A Portfolio believes that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at an exercise price that covers the obligation), or by the Portfolio's segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the Portfolio's borrowing restrictions. This requirement to segregate assets limits a Portfolio's leveraging of its investments and the related risk of losses from leveraging. A Portfolio also is required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, a Portfolio may or may not receive any payments (including interest) on collateral it has deposited with the broker. The total market value of all of a Portfolio's short sale positions will not exceed 10% of its net assets.

Zero Coupon, Step Coupon, and Pay-In-Kind Securities

  Within the parameters of its specific investment policies, each Portfolio may invest up to 10% of its net assets in zero coupon, step coupon, and pay-in-kind securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par or whether to extend it until the next payment date at the new coupon rate. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For the purposes of any Portfolio's restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

  Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and the regulations thereunder, a Portfolio must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Portfolio will not receive cash payments on a current basis with respect to accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years that Portfolio may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Internal Revenue Code. A Portfolio may obtain such cash from selling other portfolio holdings, which may cause that Portfolio to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Portfolio expenses could be allocated and to reduce the rate of return for that Portfolio. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Portfolio to sell the securities at the time.

  Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Pass-Through Securities

  The Portfolios may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities, credit-linked trust certificates, traded custody receipts, and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the Portfolios. The most common type of pass-through securities are mortgage-backed securities. Government National Mortgage Association ("Ginnie Mae") Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. A Portfolio will generally purchase "modified pass-through" Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

  The Federal Home Loan Mortgage Corporation ("Freddie Mac") issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by Freddie Mac as to timely payment of principal and interest, but it is not guaranteed by the full faith and credit of the U.S. Government.

  The Federal National Mortgage Association ("Fannie Mae") issues guaranteed mortgage pass-through certificates ("Fannie Mae Certificates"). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest, but it is not guaranteed by the full faith and credit of the U.S. Government.

  On September 7, 2008, the Federal Housing Finance Agency ("FHFA"), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae and Freddie Mac's assets, and placing them in a sound and solvent condition. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. The effect that the FHFA's conservatorship will have on Fannie Mae and Freddie Mac's debt and equities is unclear.

  Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the Portfolios), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. The portfolio managers will consider estimated prepayment rates in calculating the average-weighted maturity of a Portfolio. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by a Portfolio might be converted to cash, and the Portfolio will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit a Portfolio's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

  The Portfolios' investments in mortgage-backed securities may be backed by subprime mortgages. Subprime mortgages are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. Investments in mortgage-backed securities comprised of subprime mortgages may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

  Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies, or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. The market for tax-exempt, asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.

  The Portfolios also may invest in pass-through securities, which are interests evidencing direct ownership of a pool of debt securities. Holders of the interests are entitled to receive distributions of interest, principal, and other payments on each of the underlying debt securities (less expenses), and in some cases distributions of the underlying debt securities. The underlying debt securities have a specified maturity but are subject to prepayment risk because if an issuer prepays the principal, a Portfolio may have additional cash to invest at a time when prevailing interest rates have declined and reinvestment of such additional funds is made at a lower rate. The value of the underlying debt securities may change due to changes in market interest rates. If interest rates rise, the value of the underlying debt securities, and therefore the value of the pass-through security, may decline. If the underlying debt securities are high-yield securities, the risks associated with high-yield/high-risk securities discussed in this SAI and in the Portfolios' Prospectuses may apply.

Investment Company Securities


  From time to time, the Portfolios may invest in securities of other investment companies, subject to the provisions of the 1940 Act and any applicable SEC exemptive orders. Section 12(d)(1) of the 1940 Act prohibits a Portfolio from acquiring: (i) more than 3% of another investment company's voting stock; (ii) securities of another investment company with a value in excess of 5% of a Portfolio's total assets; or (iii) securities of such other investment company and all other investment companies owned by a Portfolio having a value in excess of 10% of the Portfolio's total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to a Portfolio if, after the sale: (i) the Portfolio owns more than 3% of the other investment company's voting stock or (ii) the Portfolio and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. If a Portfolio is an approved underlying fund in a Janus fund of funds, the Portfolio may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1). The Portfolios may invest their cash holdings in affiliated or non-affiliated money market funds as part of a cash sweep program. The Portfolios may purchase unlimited shares of affiliated or non-affiliated money market funds and of other funds managed by Janus Capital, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder and/or an SEC exemptive order. To




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

  the extent the Portfolios invest in money market funds or other funds, the Portfolios will be subject to the same risks that investors experience when investing in such other funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity by affiliated or non-affiliated shareholders in such other funds. Additionally, as the adviser to the Portfolios and the money market funds or other funds or investment vehicles in which the Portfolios may invest, Janus Capital has an inherent conflict of interest because it has fiduciary duties to both the Portfolios and the money market funds and other funds.

  Investment companies may include index-based investments such as exchange-traded funds ("ETFs"), which hold substantially all of their assets in investments representing specific indices. The main risk of investing in index-based investments is the same as investing in a portfolio of investments comprising the index. As a shareholder of another investment company, a Portfolio would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Portfolio bears directly in connection with its own operation. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio investments and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index. Some ETFs have obtained exemptive orders permitting other investment companies, such as the Portfolios, to acquire their securities in excess of the limits of the 1940 Act.

Depositary Receipts

  Each Portfolio may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The Portfolios may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

  Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the Portfolios' Prospectuses.

U.S. Government Securities

  To the extent permitted by its investment objective and policies, each Portfolio may invest in U.S. Government securities. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies, and its instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which a Portfolio may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, and Ginnie Mae. In addition, U.S. Government securities in which a Portfolio may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the Federal Farm Credit Bank, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks, and the Student Loan Marketing Association ("Sallie Mae") are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the Portfolios must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.

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Municipal Obligations

  The Portfolios may invest in municipal obligations issued by states, territories, and possessions of the United States and the District of Columbia. The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable a Portfolio to demand payment on short notice from the issuer or a financial intermediary.

Other Income-Producing Securities

  Other types of income-producing securities that the Portfolios may purchase include, but are not limited to, the following types of securities:


  INVERSE FLOATERS. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. A Portfolio will not invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Portfolio could lose money, or its NAV could decline by the use of inverse floaters.


  STANDBY COMMITMENTS. Standby commitments are the rights to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STRIP BONDS. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bonds. This investment structure is commonly used as a means of enhancing a security's liquidity.

  The Portfolios will purchase standby commitments, tender option bonds, and instruments with demand features primarily for the purpose of increasing the liquidity of their portfolio holdings.

  VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

  In order to most effectively use these investments, the portfolio managers must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the portfolio managers incorrectly forecast such movements, a Portfolio could be adversely affected by the use of variable or floating rate obligations.

Real Estate Investment Trusts ("REITs")

  Within the parameters of its specific investment policies, each Portfolio may invest in REITs. REITs are sometimes informally characterized as equity REITs, mortgage REITs, and hybrid REITs. Investment in REITs may subject a Portfolio to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition, and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent, and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of a Portfolio's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and prepayment may diminish the yield on securities issued by those REITs.

  Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through a Portfolio, a shareholder will bear not only his or her proportionate share of the expenses of a Portfolio, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

Repurchase and Reverse Repurchase Agreements

  In a repurchase agreement, a Portfolio purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause a Portfolio to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, a Portfolio may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Portfolios to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital.

  Reverse repurchase agreements are transactions in which a Portfolio sells a security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Portfolios will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes.

  Generally, a reverse repurchase agreement enables a Portfolio to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to a Portfolio of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Portfolio with those monies. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense for the reverse repurchase agreement transaction. This technique may also have a leveraging effect on a Portfolio's portfolio, although a Portfolio's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect. While a reverse repurchase agreement is outstanding, a Portfolio will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A Portfolio will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy.

High-Yield/High-Risk Bonds


  Within the parameters of its specific investment policies, each portfolio may invest in bonds that are rated below investment grade (i.e., bonds rated BB+ or lower by Standard & Poor's Ratings Service and Fitch, Inc., or Ba or lower by Moody's Investors Service, Inc.). Under normal circumstances, each Portfolio will limit its investments in such bonds to 35% or less of its net assets. Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, a Portfolio would experience a reduction in its income, and could expect a decline in the market value of the bonds so affected.

  Any Portfolio may also invest in unrated bonds of foreign and domestic issuers. Unrated bonds may be included in the 35% limit on investments in bonds rated below investment grade unless its portfolio managers deem such securities to be the equivalent of investment grade bonds. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. A Portfolio's portfolio managers will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated municipal bonds.


  The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Secondary markets for high-yield securities are less liquid than the market for investment grade securities; therefore, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.


  Please refer to the "Explanation of Rating Categories" section of this SAI for a description of bond rating categories.

Defaulted Securities

  A Portfolio may hold defaulted securities if the portfolio managers believe, based upon an analysis of the financial condition, results of operations, and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. Defaulted securities will be included in limits on investments in bonds rated below investment grade. Notwithstanding the portfolio managers' belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

  FINANCIAL AND MARKET RISKS. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

  DISPOSITION OF PORTFOLIO SECURITIES. Although the Portfolios generally will purchase securities for which their portfolio managers expect an active market to be maintained, defaulted securities may be less actively traded than other securities, and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The Portfolios will limit holdings of any such securities to amounts that the portfolio managers believe could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the Portfolios' ability to readily dispose of securities to meet redemptions.

  OTHER. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the Portfolios.

Futures, Options, and Other Derivative Instruments

  The Portfolios may invest in various types of derivatives. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolios may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives.


  A Portfolio may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When a Portfolio invests in a derivative for speculative purposes, the Portfolio will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost. The Portfolios may not use any derivative to gain exposure to an asset or class of assets that they would be prohibited by their investment restrictions from purchasing directly.


  Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not correctly correlate with the price movements of the underlying instrument. As a result,



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  the use of derivatives may expose the Portfolio to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including:

  Credit risk - the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

  Currency risk - the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

  Leverage risk - the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. A Portfolio creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

  Liquidity risk - the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

  Index risk - if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

  Derivatives may generally be traded over-the-counter ("OTC") or on an exchange. OTC derivatives, such as structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser's needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

  FUTURES CONTRACTS. The Portfolios may enter into contracts for the purchase or sale for future delivery of equity securities, fixed-income securities, foreign currencies, commodities, and commodity-linked derivatives (to the extent permitted by the Portfolio and the Internal Revenue Code), or contracts based on financial indices, including indices of U.S. Government securities, foreign government securities, commodities, and equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC") and must be executed through a futures commission merchant ("FCM") or brokerage firm, which are members of a relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.

  The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and currently may be maintained in cash or certain other liquid assets by the Portfolios' custodian or subcustodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Portfolio's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of a Portfolio, that Portfolio may be entitled to return of margin owed to such Portfolio only in proportion to the amount received by the FCM's other customers. Janus Capital will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Portfolios do business. FCMs may no longer maintain margin assets with the Portfolios' custodian or subcustodian and are required to hold such accounts directly.

  The Portfolios may enter into futures contracts and related options as permitted under CFTC Rule 4.5. The Portfolios have claimed exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Portfolios are not subject to commodity pool operator registration and regulation under the Commodity Exchange Act.

  Although a Portfolio will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to that Portfolio immediately upon closing out the futures position; however, closing out open futures positions through customary settlement procedures could take several days. Because a Portfolio's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, such Portfolio's return could be diminished due to the opportunity losses of foregoing other potential investments.

  The Portfolios may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. A Portfolio may also enter into futures contracts to protect itself from fluctuations in the value of individual securities, the securities markets generally, or interest rate fluctuations, without actually buying or selling the underlying debt or equity security. For example, if the Portfolio anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that Portfolio could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that Portfolio not participating in a market advance. This technique is sometimes known as an anticipatory hedge. A Portfolio may also use this technique with respect to an individual company's stock. To the extent a Portfolio enters into futures contracts for this purpose, the segregated assets maintained to cover such Portfolio's obligations with respect to the futures contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that Portfolio with respect to the futures contracts. Conversely, if a Portfolio holds stocks and seeks to protect itself from a decrease in stock prices, the Portfolio might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if a Portfolio holds an individual company's stock and expects the price of that stock to decline, the Portfolio may sell a futures contract on that stock in hopes of offsetting the potential decline in the company's stock price. A Portfolio could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

  If a Portfolio owns interest rate sensitive securities and the portfolio managers expect interest rates to increase, that Portfolio may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that Portfolio selling such securities in its portfolio. If interest rates increase as anticipated, the value of the securities would decline, but the value of that Portfolio's interest rate futures contract would increase, thereby keeping the NAV of that Portfolio from declining as much as it may have otherwise. If, on the other hand, the portfolio managers expect interest rates to decline, that Portfolio may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the securities. Although a Portfolio can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

  The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the portfolio managers still may not result in a successful use of futures.

  Futures contracts entail risks. There is no guarantee that derivative investments will benefit the Portfolios. A Portfolio's performance could be worse than if the Portfolio had not used such instruments. For example, if a Portfolio has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that Portfolio will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the portfolio managers must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if a Portfolio has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such Portfolio.

  The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to a Portfolio will not match exactly such Portfolio's current or potential investments. A Portfolio may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests - for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities - which involves a risk that the futures position will not correlate precisely with the performance of such Portfolio's investments.

  Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with a Portfolio's investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between a Portfolio's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A Portfolio may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in a Portfolio's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that Portfolio's other investments.

  Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for a Portfolio to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, a Portfolio may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such Portfolio's access to other assets held to cover its futures positions also could be impaired.

  OPTIONS ON FUTURES CONTRACTS. The Portfolios may buy and write put and call options on futures contracts. A purchased option on a future gives a Portfolio the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. As with other option transactions, securities will be segregated to cover applicable margin or segregation requirements on open futures contracts. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when a Portfolio is not fully invested, it may buy a call option on a futures contract to hedge against a market advance.

  The writing of a call option on a futures contract constitutes a partial hedge against declining prices of a security, commodity, or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that Portfolio's holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of a security, commodity, or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, a Portfolio will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that Portfolio is considering buying. If a call or put option a Portfolio has written is exercised, such Portfolio will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, a Portfolio's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

  The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, a Portfolio may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

  The amount of risk a Portfolio assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

  FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the asset at the time of delivery. The Portfolios may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies, or other financial instruments. Currently, the Portfolios do not intend to invest in forward contracts other than forward currency contracts. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

  The following discussion summarizes the Portfolios' principal uses of forward foreign currency exchange contracts ("forward currency contracts"). A Portfolio may enter into forward currency contracts with stated contract values of up to the value of that Portfolio's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). A Portfolio may invest in forward currency contracts for nonhedging purposes such as seeking to enhance return. A Portfolio will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). A Portfolio also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in or exposed to that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. A Portfolio also may enter into a forward currency contract with respect to a currency where the Portfolio is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances a Portfolio may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio managers believe there is a reasonable degree of correlation between movements in the two currencies ("cross-hedge").

  These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on a Portfolio's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting a Portfolio's currency exposure from one foreign currency to another removes that Portfolio's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such Portfolio if the portfolio managers' projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which hedged securities are denominated. Unforeseen changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts.

  In general, the Portfolios cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that a Portfolio is not able to cover its forward currency positions with underlying portfolio securities, the Portfolios' custodian segregates cash or other liquid assets having a value equal to the aggregate amount of such Portfolio's commitments under forward contracts entered into with respect to position hedges, cross-hedges, and anticipatory hedges.

  If the value of the securities used to cover a position or the value of segregated assets declines, a Portfolio will find alternative cover or segregate additional cash or other liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of such Portfolio's commitments with respect to such contracts. As an alternative to segregating assets, a Portfolio may buy call options permitting such Portfolio to buy the amount of foreign currency being hedged by a forward sale contract, or a Portfolio may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

  While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Portfolios' ability to utilize forward contracts may be restricted. In addition, a Portfolio may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge Portfolio assets.

  OPTIONS ON FOREIGN CURRENCIES. The Portfolios may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may buy put options on the foreign currency. If the value of the currency declines, such Portfolio will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

  Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, a Portfolio could sustain losses on transactions in foreign currency options that would require such Portfolio to forego a portion or all of the benefits of advantageous changes in those rates.

  The Portfolios may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a Portfolio could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised and the decline in value of portfolio securities will be offset by the amount of the premium received.

  Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, a Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow that Portfolio to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and a Portfolio would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, a Portfolio also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

  The Portfolios may write covered call options on foreign currencies. A call option written on a foreign currency by a Portfolio is "covered" if that Portfolio owns the foreign currency underlying the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if a Portfolio has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held: (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by such Portfolio in cash or other liquid assets in a segregated account with the Portfolio's custodian.

  The Portfolios also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which a Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, a Portfolio will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

  EURODOLLAR INSTRUMENTS. Each Portfolio, with the exception of Risk-Managed Core Portfolio, may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the LIBOR, although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. A Portfolio might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

  ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS, AND FOREIGN INSTRUMENTS. Unlike transactions entered into by the Portfolios in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.

  Similarly, options on currencies may be traded over-the-counter. In an OTC trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

  Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of credit default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the OTC market, potentially permitting a Portfolio to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

  The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities, and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices, or prohibitions on exercise.

  In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts, and options on foreign currencies may be traded on foreign exchanges and OTC in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and
  (v) low trading volume.

  A Portfolio may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by that Portfolio. Such participation may subject a Portfolio to expenses such as legal fees and may make that Portfolio an "insider" of the issuer for purposes of the federal securities laws, which may restrict that Portfolio's ability to trade in or acquire additional positions in a particular security or other securities of the issuer when it might otherwise desire to do so. Participation by a Portfolio on such committees also may expose that Portfolio to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. A Portfolio would participate on such committees only when Janus Capital believes that such participation is necessary or desirable to enforce that Portfolio's rights as a creditor or to protect the value of securities held by that Portfolio.


  OPTIONS ON SECURITIES. In an effort to increase current income and to reduce fluctuations in NAV, the Portfolios may write covered put and call options and buy put and call options on securities that are traded on U.S. and foreign securities exchanges and OTC. Examples of covering transactions include: (i) for a written put, selling short the underlying instrument at the same or higher price than the put's exercise price; and (ii) for a written call, owning the underlying instrument. The Portfolios may write and buy options on the same types of securities that the Portfolios may purchase directly. The Portfolios may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option's expiration date. A European-style option is an option contract that can only be exercised on the option's expiration date.



  A Portfolio may cover its obligations on a put option by segregating cash or other liquid assets with the Portfolios' custodian for a value equal to: (i) the full notional value of the put for physically settled options; or (ii) the in-the-money value of the put for cash settled options. A Portfolio may also cover its obligations on a put option by holding a put on the same security and in the same principal amount as the put written where the exercise price of the put held: (i) is equal to or greater than the exercise price of the put written; or (ii) is less than the exercise price of the put written if the difference is maintained by that Portfolio in cash or other liquid assets in a segregated account with its custodian. The premium paid by the buyer of an option will normally reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.



  A Portfolio may cover its obligations on a call option by segregating cash or other liquid assets with the Portfolios' custodian for a value equal to: (i) the full notional value of the call for physically settled options; or (ii) the in-the-money value of the call for cash settled options. A Portfolio may also cover its obligations on a written call option by (i) owning the underlying security covered by the call or having an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the Portfolio's custodian) upon conversion or exchange of other securities held in its portfolio; or (ii) holding a call on the same security and in the same principal amount as the call written where the exercise price of the call held: (a) is equal to or less than the exercise price of the call written; or
  (b) is greater than the exercise price of the call written if the difference is maintained by that Portfolio in cash and other liquid assets in a segregated account with its custodian.



  A Portfolio would write a call option for hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and the portfolio managers believe that writing the option would achieve the desired hedge.



  The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.




  The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

  The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

  In the case of a written call option, effecting a closing transaction will permit a Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit a Portfolio to write another put option to the extent that the exercise price is secured by deposited liquid assets. Effecting a closing transaction also will permit a Portfolio to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If a Portfolio desires to sell a particular security from its portfolio on which it has written a call option, such Portfolio will effect a closing transaction prior to or concurrent with the sale of the security.

  A Portfolio will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. A Portfolio will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Portfolio.

  An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, a Portfolio may not be able to effect closing transactions in particular options and that Portfolio would have to exercise the options in order to realize any profit. If a Portfolio is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options; (ii) restrictions imposed by a national securities exchange ("Exchange") on which the option is traded on opening or closing transactions or both; (iii) trading halts, suspensions, or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange; (v) the facilities of an Exchange or of the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

  A Portfolio may write options in connection with buy-and-write transactions. In other words, a Portfolio may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, a Portfolio's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that Portfolio's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

  The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and a Portfolio's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, a Portfolio may elect to close the position or take delivery of the security at the exercise price and that Portfolio's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price.

  A Portfolio may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Portfolio will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

  A Portfolio may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such Portfolio upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that Portfolio.

  A Portfolio may write straddles (combinations of put and call options on the same underlying security), which are generally a nonhedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out than individual options contracts. The straddle rules of the Internal Revenue Code require deferral of certain losses realized on positions of a straddle to the extent that a Portfolio has unrealized gains in offsetting positions at year end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.

  OPTIONS ON SECURITIES INDICES. The Portfolios may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities. The index may fluctuate as a result of changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices may also be based on a particular industry or market segment.

  Options on securities indices are similar to options on securities except that
  (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

  OPTIONS ON NON-U.S. SECURITIES INDICES. The Portfolios may purchase and write put and call options on foreign securities indices listed on domestic and foreign securities exchanges. The Portfolios may also purchase and write OTC options on foreign securities indices.

  The Portfolios may, to the extent allowed by federal and state securities laws, invest in options on non-U.S. securities indices instead of investing directly in individual non-U.S. securities. The Portfolios may also use foreign securities index options for bona fide hedging and non-hedging purposes.

  Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices may be more likely to occur, although the Portfolios generally will only purchase or write such an option if Janus Capital or the subadviser believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Portfolios will not purchase such options unless Janus Capital or the subadviser believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

  Price movements in a portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the portfolio managers and/or investment personnel may be forced to liquidate portfolio securities to meet settlement obligations. A Portfolio's activities in index options may also be restricted by the requirements of the Code for qualification as a regulated investment company.

  In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or exist.

  YIELD CURVE OPTIONS. The Portfolios may enter into options on the yield spread or yield differential between two securities. These options are referred to as yield curve options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

  SWAPS AND SWAP-RELATED PRODUCTS. The Portfolios may enter into swap agreements or utilize swap-related products, including but not limited to total return swaps, equity swaps, interest rate swaps, caps, and floors (either on an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities). Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. A Portfolio may enter into swap agreements in an attempt to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from a Portfolio. The Portfolios will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with a Portfolio receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of a Portfolio's obligations over its entitlement with respect to each swap will be calculated on a daily basis and an amount of cash or other liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by the Portfolios' custodian. If a Portfolio enters into a swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

  Swap agreements entail the risk that a party will default on its payment obligations to the Portfolio. If there is a default by the other party to such a transaction, a Portfolio normally will have contractual remedies pursuant to the agreements related to the transaction. Swap agreements also bear the risk that a Portfolio will not be able to meet its obligation to the counterparty.

  A Portfolio normally will not enter into any equity or interest rate swap, cap, or floor transaction unless the claims-paying ability of the other party thereto meets guidelines established by Janus Capital. Janus Capital's guidelines may be adjusted in accordance with market conditions. Janus Capital or the subadviser will monitor the creditworthiness of all counterparties on an ongoing basis. Generally, parties that are rated in the highest short-term rating category by a nationally recognized statistical rating organization ("NRSRO") will meet Janus Capital's guidelines. The ratings of NRSROs represent their opinions of the claims-paying ability of entities rated by them. NRSRO ratings are general and are not absolute standards of quality.

  The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Janus Capital has determined that, as a result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Portfolio sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate NAV at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

  There is no limit on the amount of total return, equity, or interest rate swap transactions that may be entered into by a Portfolio. The use of equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by a Portfolio or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to swaps is limited to the net amount of the payments that a Portfolio is contractually obligated to make. If the other party to a swap that is not collateralized defaults, a Portfolio would risk the loss of the net amount of the payments that it contractually is entitled to receive. A Portfolio may buy and sell (i.e., write) caps and floors, without limitation, subject to the segregation requirement described above.

  Another form of a swap agreement is the credit default swap. A Portfolio may enter into various types of credit default swap agreements (with values not to exceed 10% of the net assets of the Portfolio) for investment purposes and to add leverage to its portfolio. As the seller in a credit default swap contract, the Portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the swap. A Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Portfolio would function as the counterparty referenced in the preceding paragraph. Credit default swaps could result in losses if the Portfolio does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based.

  Credit default swap agreements may involve greater risks than if a Portfolio had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. A Portfolio will generally incur a greater degree of risk when it sells a credit default swap option than when it purchases a credit default swap. As a buyer of a credit default swap, the Portfolio may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Portfolio, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Portfolio.


  A Portfolio may invest in funded or unfunded credit default swaps that are based on an index of credit default swaps ("CDXs") or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets.



  A Portfolio investing in CDXs is normally only permitted to take long positions in these instruments. A Portfolio holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. A Portfolio also normally indirectly bears its proportionate share of any expenses paid by a CDX in addition to the expenses of the Portfolio. By investing in CDXs, a Portfolio could be exposed to risks relating to, among other things, the reference obligation, illiquidity risk, counterparty risk, and credit risk.


  STRUCTURED INVESTMENTS. A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities.

  Investments in government and government-related restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts. Structured investments include a wide variety of instruments which are also subject to special risk such as inverse floaters and collateralized debt obligations. Inverse floaters involve leverage which may magnify a Portfolio's gains or losses. The risk of collateral debt obligations depends largely on the type of collateral security. There is a risk that the collateral will not be adequate to make interest or other payments related to the debt obligation the collateral supports.

  Structured instruments that are registered under the federal securities laws may be treated as liquid. In addition, many structured instruments may not be registered under the federal securities laws. In that event, a Portfolio's ability to resell such a structured instrument may be more limited than its ability to resell other Portfolio securities. The Portfolios may treat such instruments as illiquid and will limit their investments in such instruments to no more than 15% of each Portfolio's net assets, when combined with all other illiquid investments of each Portfolio.

PORTFOLIO TURNOVER


  Portfolio turnover rates for the fiscal years ended December 31, 2008 and December 31, 2007 are presented in the table below. As a reference point, a portfolio turnover rate of 100% would mean that a Portfolio had sold and purchased securities valued at 100% of its net assets within a one-year period. A Portfolio cannot accurately predict its turnover rate. Variations in portfolio turnover rates shown may be due to market conditions, changes in the size of a Portfolio, fluctuating volume of shareholder purchase and redemption orders, the nature of a Portfolio's investments, and the investment style and/or outlook of the portfolio managers. A Portfolio's portfolio turnover rate may be higher when a Portfolio finds it necessary to significantly change its portfolio to adopt a temporary defensive position or respond to economic or market events. Higher levels of portfolio turnover may result in higher costs for brokerage commissions, dealer mark-ups, and other transaction costs. Higher costs associated with increased portfolio turnover may offset gains in Portfolio performance.





                                                          Portfolio Turnover Rate for    Portfolio Turnover Rate for
                                                             the fiscal year ended          the fiscal year ended
  Portfolio Name                                               December 31, 2008              December 31, 2007
--------------------------------------------------------------------------------------------------------------------
  INTERNATIONAL & GLOBAL
    Overseas Portfolio(1)                                             56%                            59%
    Worldwide Portfolio(2)                                            14%                            26%
  SPECIALTY EQUITY
    Global Technology Portfolio(3)                                    92%                            67%





  (1) Formerly named International Growth Portfolio.
  (2) Formerly named Worldwide Growth Portfolio.

  (3) The increase in portfolio turnover rate is due to changes in the portfolio in response to changing market conditions and fluctuating shareholder transactions.



PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the portfolios and to protect the confidentiality of the portfolios' holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.


  - FULL HOLDINGS. Each Portfolio is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to portfolio shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a 30-day lag. Holdings are generally posted approximately two business days thereafter under the Characteristics tab of each Portfolio at janus.com/info.



  - TOP HOLDINGS. Each Portfolio's top portfolio holdings, in order of position size and as a percentage of a portfolio's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag. Most portfolios disclose their top ten portfolio holdings. However, certain portfolios disclose only their top five portfolio holdings.

  - OTHER INFORMATION. Each Portfolio may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.


  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Portfolios disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds.

  The Janus funds' Trustees, officers, and primary service providers, including investment advisers, distributors, administrators, transfer agents, custodians, and their respective personnel, may receive or have access to nonpublic portfolio holdings information. In addition, third parties, including but not limited to those that provide services to the Janus funds, Janus Capital, and its affiliates, such as trade execution measurement systems providers, independent pricing services, proxy voting service providers, the portfolios' insurers, computer systems service providers, lenders, counsel, accountants/auditors, and rating and ranking organizations may also receive or have access to nonpublic portfolio holdings information. Other recipients of nonpublic portfolio holdings information may include, but may not be limited to, third parties such as consultants, data aggregators, and asset allocation services which calculate information derived from holdings for use by Janus Capital, and which supply their analyses (but not the holdings themselves) to their clients. Such parties, either by agreement or by virtue of their duties, are required to maintain confidentiality with respect to such nonpublic portfolio holdings.

  Nonpublic portfolio holdings information may be disclosed to certain third parties upon a good faith determination made by Janus Capital's Chief Compliance Officer or Ethics Committee that a Portfolio has a legitimate business purpose for such disclosure and the recipient agrees to maintain confidentiality. Preapproval by the Chief Compliance Officer or Ethics Committee is not required for certain routine service providers and in response to regulatory, administrative, and judicial requirements. The Chief Compliance Officer reports to the Janus funds' Trustees regarding material compliance matters with respect to the portfolio holdings disclosure policies and procedures.

  Under extraordinary circumstances, Janus Capital's Chief Investment Officer(s) or their delegates have the authority to waive one or more provisions of, or make exceptions to, the Mutual Fund Holdings Disclosure Policies and Procedures when in the best interest of the Janus portfolios and when such waiver or exception is consistent with federal securities laws and applicable fiduciary duties. The frequency with which portfolio holdings are disclosed, as well as the lag time associated with such disclosure, may vary as deemed appropriate under the circumstances. All waivers and exceptions involving any of the Janus portfolios shall be pre-approved by the Chief Compliance Officer or a designee.

  As of the date of this SAI, the following non-affiliated third parties, which consist of service providers and consultants as described above, receive or may have access to nonpublic portfolio holdings information, which may include the full holdings of a portfolio. Certain of the arrangements below reflect relationships of an affiliated subadviser, INTECH, and its products.


  NAME                                                           FREQUENCY            LAG TIME
  ----                                                           ---------            --------
  ACA Compliance Group                                           As needed            Current
  Bowne & Company Inc.                                           Daily                Current
  Brockhouse & Cooper Inc.                                       Quarterly            Current
  Brown Brothers Harriman & Co.                                  Daily                Current
  Callan Associates Inc.                                         As needed            Current
  Cambridge Associates LLC                                       Quarterly            Current
  Canterbury Consulting Inc.                                     Monthly              Current
  Charles River Systems, Inc.                                    As needed            Current
  Charles Schwab & Co., Inc.                                     As needed            Current
  Citibank, N.A.                                                 Daily                Current
  CMS BondEdge                                                   As needed            Current
  Consulting Services Group, LLC                                 As needed            Current
  Deloitte & Touche LLP                                          As needed            Current

  NAME                                                           FREQUENCY            LAG TIME
  ----                                                           ---------            --------
  Deloitte Tax LLP                                               As needed            Current
  Dresdner Bank, AG New York Branch                              As needed            Current
  Eagle Investment Systems Corp.                                 As needed            Current
  Eaton Vance Management                                         As needed            Current
  Ennis, Knupp & Associates, Inc.                                As needed            Current
  Ernst & Young LLP                                              As needed            Current
  FactSet Research Systems, Inc.                                 As needed            Current
  Financial Models Company, Inc.                                 As needed            Current
  FT Interactive Data Corporation                                Daily                Current
  Imagine Software Inc.                                          As needed            Current
  Institutional Shareholder Services, Inc.                       Daily                Current
  International Data Corporation                                 Daily                Current
  Investment Technology Group, Inc.                              Daily                Current
  Jeffrey Slocum & Associates, Inc.                              As needed            Current
  Lehman Brothers Inc.                                           Daily                Current
  Marco Consulting Group, Inc.                                   Monthly              Current
  Marquette Associates                                           As needed            Current
  Markit Loans, Inc.                                             Daily                Current
  Mercer Investment Consulting, Inc.                             As needed            Current
  Merrill Communications LLC                                     Semi-annually        5 days
  Moody's Investors Service Inc.                                 Weekly               7 days or more
  New England Pension Consultants                                Monthly              Current
  Omgeo LLC                                                      Daily                Current
  PricewaterhouseCoopers LLP                                     As needed            Current
  Prima Capital Management, Inc.                                 Quarterly            15 days
  R.V. Kuhns & Associates                                        As needed            Current
  Reuters America Inc.                                           Daily                Current
  Rocaton Investment Advisors, LLC                               As needed            Current
  Rogerscasey, Inc.                                              Quarterly            Current
  Russell/Mellon Analytical Services, LLC                        Monthly              Current
  Sapient Corporation                                            As needed            Current
  SEI Investments                                                As needed            Current
  SimCorp USA, Inc.                                              As needed            Current
  Standard & Poor's                                              Daily                Current
  Standard & Poor's Financial Services                           Weekly               2 days or more
  Standard & Poor's Securities Evaluation                        Daily                Current
  State Street Bank and Trust Company                            Daily                Current
  Stratford Advisory Group, Inc.                                 As needed            Current
  Summit Strategies Group                                        Monthly; Quarterly   Current
  The Yield Book Inc.                                            Daily                Current
  Tower Investment                                               As needed            30 days
  Wachovia Securities LLC                                        As needed            Current
  Wall Street On Demand, Inc.                                    Monthly; Quarterly   30 days; 15 days
  Wilshire Associates Incorporated                               As needed            Current
  Yanni Partners, Inc.                                           Quarterly            Current
  Zephyr Associates, Inc.                                        Quarterly            Current

  In addition to the categories of persons and names of persons described above who may receive nonpublic portfolio holdings information, brokers executing portfolio trades on behalf of the portfolios may receive nonpublic portfolio holdings information.

  Janus Capital manages other accounts such as separate accounts, private accounts, unregistered products, and portfolios sponsored by companies other than Janus Capital. These other accounts may be managed in a similar fashion to certain Janus funds and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Portfolios' portfolio holdings disclosure policies. Additionally, clients of such accounts have access to their portfolio holdings, and may not be subject to the Portfolios' portfolio holdings disclosure policies.

INVESTMENT ADVISER
--------------------------------------------------------------------------------


INVESTMENT ADVISER - JANUS CAPITAL MANAGEMENT LLC

  As stated in the Prospectuses, each Portfolio has an Investment Advisory Agreement with Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805. Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation.

  Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Portfolios' investments, provide office space for the Portfolios, and pay the salaries, fees, and expenses of all Portfolio officers and of those Trustees who are considered to be interested persons of Janus Capital. As of the date of this SAI, none of the members of the Board of Trustees are "affiliated persons" of Janus Capital as that term is defined by the 1940 Act. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Portfolios, including NAV determination, portfolio accounting, recordkeeping, and blue sky registration and monitoring services, for which the Portfolios may reimburse Janus Capital for its costs. Each Portfolio pays custodian fees and expenses, brokerage commissions and dealer spreads, and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest and taxes, a portion of trade or other investment company dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Portfolio Trustees who are not interested persons of Janus Capital, other costs of complying with applicable laws regulating the sale of Portfolio shares, and compensation to the Portfolios' transfer agent.

  Each Portfolio's Advisory Agreement continues in effect from year to year so long as such continuance is approved annually by a majority of the Portfolios' Trustees who are not parties to the Advisory Agreements or "interested persons" (as defined by the 1940 Act) of any such party (the "Independent Trustees"), and by either a majority of the outstanding voting shares of each Portfolio or the Trustees of the Portfolios. Each Advisory Agreement: (i) may be terminated without the payment of any penalty by a Portfolio or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees of the affected Portfolio, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Portfolio.


  A discussion regarding the basis for the Trustees' approval of the Portfolios' Investment Advisory Agreements and Sub-Advisory Agreements (as applicable) will be included in the Portfolios' next annual or semiannual report to shareholders, following such approval. You can request the Portfolios' annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial institution, at janus.com/info, or by contacting a Janus representative at 1-877-335-2687.


  The Portfolios pay a monthly investment advisory fee to Janus Capital for its services. The fee is based on the average daily net assets of each Portfolio for Portfolios with an annual fixed-rate fee, and is calculated at the annual rate. The detail for Portfolios with this fee structure is shown below under "Average Daily Net Assets of Portfolio." Portfolios that pay a fee that may adjust up or down based on the Portfolio's performance relative to its benchmark index over the performance measurement period have "N/A" in the "Average Daily Net Assets of Portfolio" column below. The following table also reflects the Portfolios' contractual fixed-rate investment advisory fee rate for Portfolios with an annual fee based on average daily net assets and the "base fee" rate prior to any performance fee adjustment for Portfolios that have a performance fee structure.

                                                                                           Contractual
                                                                    Average Daily      Investment Advisory
                                                                     Net Assets         Fees/Base Fees (%)
  Portfolio Name                                                    of Portfolio          (annual rate)
----------------------------------------------------------------------------------------------------------
  INTERNATIONAL & GLOBAL
    Overseas Portfolio(1)                                         All Asset Levels             0.64
    Worldwide Portfolio(2)                                               N/A                   0.60
  SPECIALTY EQUITY
    Global Technology Portfolio                                   All Asset Levels             0.64



  (1) Formerly named International Growth Portfolio.
  (2) Formerly named Worldwide Growth Portfolio.

  PERFORMANCE-BASED INVESTMENT ADVISORY FEE

  APPLIES TO WORLDWIDE PORTFOLIO (FORMERLY NAMED WORLDWIDE GROWTH PORTFOLIO)
  ONLY

  Effective on the date shown below, Worldwide Portfolio implemented an investment advisory fee rate that adjusts up or down based upon the Portfolio's performance relative to the cumulative investment record of its respective benchmark index over the performance measurement period. Any performance adjustment commenced on the date shown below. Prior to the effective date of the performance adjustment, only the base fee applied.

                                                                    Effective Date of    Effective Date of
                                                                     Performance Fee      First Adjustment
  Portfolio Name                                                       Arrangement        to Advisory Fee
  --------------------------------------------------------------------------------------------------------
  Worldwide Portfolio                                                    02/01/06             02/01/07



  Under the performance-based fee structure, the investment advisory fee paid to Janus Capital by the Portfolio consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Portfolio's average daily net assets during the previous month ("Base Fee"), plus or minus (2) a performance-fee adjustment ("Performance Adjustment") calculated by applying a variable rate of up to 0.15% (positive or negative) to the Portfolio's average daily net assets during the applicable performance measurement period. The performance measurement period generally is the previous 36 months, although no Performance Adjustment will be made until the performance-based fee structure has been in effect for at least 12 months and, accordingly, only the Portfolio's Base Fee rate applies for the initial 12 months. When the performance-based fee structure has been in effect for at least 12 months, but less than 36 months, the performance measurement period will be equal to the time that has elapsed since the performance-based fee structure took effect. The Base Fee is calculated and accrued daily. The Performance Adjustment is calculated monthly in arrears and is accrued evenly each day throughout the month. As is currently the case, the investment advisory fee is paid monthly in arrears.


  The Performance Adjustment may result in an increase or decrease in the investment advisory fee paid by the Portfolio, depending upon the investment performance of the Portfolio relative to its benchmark index over the performance measurement period. No Performance Adjustment is applied unless the difference between the Portfolio's investment performance and the cumulative investment record of the Portfolio's benchmark index is 0.50% or greater (positive or negative) during the applicable performance measurement period. Because the Performance Adjustment is tied to the Portfolio's performance relative to its benchmark index (and not its absolute performance), the Performance Adjustment could increase Janus Capital's fee even if the Portfolio's shares lose value during the performance measurement period and could decrease Janus Capital's fee even if the Portfolio's shares increase in value during the performance measurement period. For purposes of computing the Base Fee and the Performance Adjustment, net assets are averaged over different periods (average daily net assets during the previous month for the Base Fee versus average daily net assets during the performance measurement period for the Performance Adjustment). Performance of the Portfolio is calculated net of expenses, whereas the Portfolio's benchmark index does not have any fees or expenses. Reinvestment of dividends and distributions is included in calculating both the performance of the Portfolio and the Portfolio's benchmark index.

  The investment performance of the Portfolio's Service Shares ("Service Shares") is used for purposes of calculating the Portfolio's Performance Adjustment. After Janus Capital determines whether the Portfolio's performance was above or below its benchmark index by comparing the investment performance of the Portfolio's Service Shares against the cumulative investment record of the Portfolio's benchmark index, Janus Capital applies the same Performance Adjustment (positive or negative) across each other class of shares of the Portfolio.

  The Trustees may determine that a class of shares of the Portfolio other than Service Shares is the most appropriate for use in calculating the Performance Adjustment. If a different class of shares is substituted in calculating the Performance Adjustment, the use of that successor class of shares may apply to the entire performance measurement period so long as the successor class was outstanding at the beginning of such period. If the successor class of shares was not outstanding for all or a portion of the performance measurement period, it may only be used in calculating that portion of the Performance Adjustment attributable to the period during which the successor class was outstanding, and any prior portion of the performance measurement period would be calculated using the class of shares previously designated. Any change to the class of shares used to calculate the Performance Adjustment is subject to applicable law. It is currently the position of the staff of the SEC (the "Staff") that any changes to a class of shares selected for purposes of calculating the Performance Adjustment will require shareholder approval. If there is a change in the Staff's position, the Trustees intend to notify shareholders of such change in position at such time as the Trustees may determine that a change in such selected class is appropriate.

  The Trustees may from time to time determine that another securities index for the Portfolio is a more appropriate benchmark index for purposes of evaluating the performance of the Portfolio. In that event, the Trustees may approve the substitution of a successor index for the Portfolio's benchmark index. However, the calculation of the Performance Adjustment for any portion of the performance measurement period prior to the adoption of the successor index will still be based upon the Portfolio's performance compared to its former benchmark index. Any change to the Portfolio's benchmark index for purposes of calculating the Performance Adjustment is subject to applicable law. It is currently the position of the Staff that any changes to the Portfolio's benchmark index will require shareholder approval. If there is a change in the Staff's position, the Trustees intend to notify shareholders of such change in position at such time as the Trustees may determine that a change in the Portfolio's benchmark index is appropriate.

  It is not possible to predict the effect of the Performance Adjustment on future overall compensation to Janus Capital since it will depend on the performance of the Portfolio relative to the record of the Portfolio's benchmark index and future changes to the size of the Portfolio.

  If the average daily net assets of the Portfolio remain constant during a 36-month performance measurement period, current net assets will be the same as average net assets over the performance measurement period and the maximum Performance Adjustment will be equivalent to 0.15% of current net assets. When current net assets vary from net assets over the 36-month performance measurement period, the Performance Adjustment, as a percentage of current assets, may vary significantly, including at a rate more or less than 0.15%, depending upon whether the net assets of the Portfolio had been increasing or decreasing (and the amount of such increase or decrease) during the performance measurement period. Note that if net assets for the Portfolio were increasing during the performance measurement period, the total performance fee paid, measured in dollars, would be more than if the Portfolio had not increased its net assets during the performance measurement period.

  Suppose, for example, that the Performance Adjustment was being computed after the assets of the Portfolio had been shrinking. Assume its monthly Base Fee was 1/12(th) of 0.60% of average daily net assets during the previous month. Assume also that average daily net assets during the 36-month performance measurement period were $500 million, but that average daily net assets during the preceding month were just $200 million.

  The Base Fee would be computed as follows:

  $200 million x 0.60% / 12 = $100,000

  If the Portfolio outperformed or underperformed its benchmark index by an amount which triggered the maximum Performance Adjustment, the Performance Adjustment would be computed as follows:

  $500 million x 0.15% / 12 = $62,500, which is approximately 1/12(th) of 0.375%
  of $200 million.

  If the Portfolio had outperformed its benchmark index, the total advisory fee rate for that month would be $162,500, which is approximately 1/12(th) of 0.975% of $200 million.

  If the Portfolio had underperformed its benchmark index, the total advisory fee rate for that month would be $37,500, which is approximately 1/12(th) of 0.225% of $200 million.

  Therefore, the total advisory fee rate for that month, as a percentage of average net assets during the preceding month, would be approximately 1/12(th) of 0.975% in the case of outperformance, or approximately 1/12(th) of 0.225% in the case of underperformance. Under extreme circumstances involving underperformance by a rapidly shrinking Portfolio, the dollar amount of the Performance Adjustment could be more than the dollar amount of the Base Fee. In such circumstances, Janus Capital would reimburse the applicable Portfolio.

  By contrast, the Performance Adjustment would be a smaller percentage of current assets if the net assets of the Portfolio were increasing during the performance measurement period. Suppose, for example, that the Performance Adjustment was being computed after the assets of the Portfolio had been growing. Assume its average daily net assets during the 36-month performance measurement period were $500 million, but that average daily net assets during the preceding month were $800 million.

  The Base Fee would be computed as follows:

  $800 million x 0.60% / 12 = $400,000

  If the Portfolio outperformed or underperformed its benchmark index by an amount which triggered the maximum Performance Adjustment, the Performance Adjustment would be computed as follows:

  $500 million x 0.15% / 12 = $62,500, which is approximately 1/12(th) of 0.094%
  of $800 million.

  If the Portfolio had outperformed its benchmark index, the total advisory fee rate for that month would be $462,500, which is approximately 1/12(th) of 0.694% of $800 million.

  If the Portfolio had underperformed its benchmark index, the total advisory fee rate for that month would be $337,500, which is approximately 1/12(th) of 0.506% of $800 million.

  Therefore, the total advisory fee rate for that month, as a percentage of average net assets during the preceding month, would be approximately 1/12(th) of 0.694% in the case of outperformance, or approximately 1/12(th) of 0.506% in the case of underperformance.

  The Base Fee for the Portfolio and the Portfolio's benchmark index used for purposes of calculating the Performance Adjustment are shown in the following table:

                                                                                             Base Fee (%)
  Portfolio Name                                        Benchmark Index                     (annual rate)
  -------------------------------------------------------------------------------------------------------
  Worldwide Portfolio                                   MSCI World Index(SM)(1)                  0.60




  (1) The Morgan Stanley Capital International ("MSCI") World Index(SM) is a market capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe, and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.



  The following hypothetical examples illustrate the application of the Performance Adjustment for the Portfolio. The examples assume that the average daily net assets of the Portfolio remain constant during a 36-month performance measurement period. The Performance Adjustment would be a smaller percentage of current assets if the net assets of the Portfolio were increasing during the performance measurement period, and a greater percentage of current assets if the net assets of the Portfolio were decreasing during the performance measurement period. All numbers in the examples are rounded to the nearest hundredth percent. The net assets of the Portfolio as of the fiscal year ended December 31, 2008 are shown below:



  Portfolio Name                                                              Net Assets (000s)
  ---------------------------------------------------------------------------------------------
  Worldwide Portfolio                                                              $619,001



  EXAMPLES: WORLDWIDE PORTFOLIO (FORMERLY NAMED WORLDWIDE GROWTH PORTFOLIO)

  The monthly maximum positive or negative Performance Adjustment of 1/12th of 0.15% of average net assets during the prior 36 months occurs if the Portfolio outperforms or underperforms its benchmark index by 6.00% over the same period. The Performance Adjustment is made in even increments for every 0.50% difference in the investment performance of the Portfolio's Service Shares compared to the investment record of the MSCI World Index(SM).

  Example 1: Portfolio Outperforms Its Benchmark Index By 6.00%

  If the Portfolio has outperformed the MSCI World Index(SM) by 6.00% during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:

                                                                                          Total Advisory Fee Rate
  Base Fee Rate                                            Performance Adjustment Rate         for that Month
  ---------------------------------------------------------------------------------------------------------------
  1/12th of 0.60%                                                1/12th of 0.15%          1/12th of 0.75%



  Example 2: Portfolio Performance Tracks Its Benchmark Index


  If the Portfolio performance has tracked the performance of the MSCI World Index(SM) during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:


                                                                                          Total Advisory Fee Rate
  Base Fee Rate                                            Performance Adjustment Rate         for that Month
  ---------------------------------------------------------------------------------------------------------------
  1/12th of 0.60%                                                      0.00               1/12th of 0.60%

  Example 3: Portfolio Underperforms Its Benchmark Index By 6.00%

  If the Portfolio has underperformed the MSCI World Index(SM) by 6.00% during the preceding 36 months, the Portfolio would calculate the investment advisory fee as follows:

                                                                                          Total Advisory Fee Rate
  Base Fee Rate                                            Performance Adjustment Rate         for that Month
  ---------------------------------------------------------------------------------------------------------------
  1/12th of 0.60%                                                1/12th of -0.15%         1/12th of 0.45%



  EXPENSE LIMITATION

  Janus Capital agreed by contract to waive the advisory fee payable by the Portfolio listed in an amount equal to the amount, if any, that the Portfolio's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution and shareholder servicing fee applicable to Service Shares and Service II Shares, the administrative services fee applicable to Service Shares of the Portfolio, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how the expense limits affect the total expenses of each class of the Portfolios, refer to the table in the "Fees and Expenses" section of each prospectus. Provided that Janus Capital remains investment adviser to the Portfolios, Janus Capital has agreed to continue the waiver until at least May 1, 2010. Mortality risk, expense risk, and other charges imposed by participating insurance companies are also excluded from the expense limitations noted.


                                                                               Expense Limit
  Portfolio Name                                                              Percentage (%)
--------------------------------------------------------------------------------------------
  SPECIALTY EQUITY
    Global Technology Portfolio                                                    1.24






  The following table summarizes the advisory fees paid by the Portfolios and any advisory fee waivers for the last three fiscal years ended December 31. The information presented in the table below reflects the investment advisory fees in effect during each of the fiscal years shown.



                                                2008                             2007                            2006
                                     --------------------------       --------------------------      -------------------------
  Portfolio Name                     Advisory Fees    (Waivers)       Advisory Fees    (Waivers)      Advisory Fees   (Waivers)
-------------------------------------------------------------------------------------------------------------------------------
  Overseas Portfolio(1)               $14,996,941         $0           $16,656,942            $0       $10,897,991           $0
  Worldwide Portfolio(2)               $4,868,913         $0            $9,244,807      ($30,240)(3)    $8,797,213    ($471,246)(3)
  Global Technology Portfolio            $789,313         $0            $1,031,837            $0        $1,035,736           $0



  (1) Formerly named International Growth Portfolio.
  (2) Formerly named Worldwide Growth Portfolio.
  (3) The amount shown reflects a fee waiver which was in effect for a portion of the fiscal year. For the period from July 1, 2006 through January 31, 2007 ("Waiver Period"), Janus Capital contractually agreed to waive its right to receive a portion of the Portfolio's base management fee, at the annual rate up to 0.15% of average daily net assets, under certain conditions. This waiver was applied for any calendar month in the Waiver Period if the total return performance of the Portfolio for the period from February 1, 2006 through the end of the preceding calendar month, calculated as though there had been no waiver of the base management fee, was less than the performance of the Portfolio's primary benchmark index performance for the period (reduced for certain percentages of underperformance).

OTHER PAYMENTS


  In addition to payments made under 12b-1 plans, Janus Capital and its affiliates may pay fees, from their own assets, to selected insurance companies, qualified plan service providers or their affiliates, or other financial intermediaries that distribute, market, promote, or perform related services for contract owners or plan participants for the Portfolios or other Janus funds, or that perform recordkeeping or other services with respect to shareholder accounts. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.



  In addition, from their own assets, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay to selected insurance companies, qualified plan service providers or their affiliates, and other financial intermediaries fees for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid from a portfolio's assets to these financial intermediaries. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Portfolios and when considering which share class of a Portfolio is most appropriate for you.


  Janus Capital or its affiliates may also share certain marketing expenses with intermediaries, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Portfolios. Such payments may be in addition to, or in lieu of, the fees described above. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.


ADDITIONAL INFORMATION ABOUT JANUS CAPITAL

  Janus Capital acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital may also manage its own proprietary accounts. Investment decisions for each account managed by Janus Capital, including the Portfolios, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers will be allocated pro rata under procedures adopted by Janus Capital. Circumstances may arise under which Janus Capital may determine that, although it may be desirable and/or suitable that a particular security or other investment be purchased or sold for more than one account, there exists a limited supply or demand for the security or other investment. Janus Capital seeks to allocate the opportunity to purchase or sell that security or other investment among accounts on an equitable basis by taking into consideration factors including, but not limited to, size of the portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability. Janus Capital, however, cannot assure equality of allocations among all its accounts, nor can it assure that the opportunity to purchase or sell a security or other investment will be proportionally allocated among accounts according to any particular or predetermined standards or criteria. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.


  With respect to allocations of initial public offerings ("IPOs"), under IPO allocation procedures adopted by Janus Capital, accounts will participate in an IPO if the portfolio managers believe the IPO is an appropriate investment based on the account's investment restrictions, risk profile, asset composition, and/or cash levels. These IPO allocation procedures require that each account be assigned to a pre-defined group ("IPO Group") based on objective criteria set forth in the procedures. Generally, an account may not participate in an IPO unless it is assigned to an IPO Group that correlates with the pre-offering market capitalization ("IPO Classification") of the company. All shares purchased will be allocated on a pro rata basis to all participating accounts within the portfolio managers account group among all participating portfolio managers. Any account(s) participating in an IPO which has been classified (small-, mid-, or large-cap based on the pre-offering market capitalization) outside of the account's assigned IPO Group as small-, mid-, large-, or multi-cap (accounts assigned to the multi-cap classification can participate in IPOs with any market capitalization) will continue to have the portfolio managers' original indication/target filled in the aftermarket unless instructed by the portfolio managers to do otherwise. If there is no immediate aftermarket activity, all shares purchased will be allocated pro rata to the participating accounts, subject to a de minimis exception standard outlined below. These IPO allocation procedures may result in certain accounts, particularly larger accounts, receiving fewer IPOs than other accounts, which may impact performance.


  Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to the portfolio managers who are instrumental in originating or developing an investment opportunity or to comply with the portfolio managers' request to ensure that their accounts receive sufficient securities to satisfy specialized investment objectives.

  Janus Capital manages long and short portfolios. The simultaneous management of long and short portfolios creates potential conflicts of interest in fund management and creates potential risks such as the risk that short sale activity could adversely affect the market value of long positions in one or more funds (and vice versa), the risk arising from the sequential orders in long and short positions, and the risks associated with the trade desk receiving opposing orders in the same security at the same time.

  Janus Capital has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts and risks. Among other things, Janus Capital has trade allocation procedures in place as previously described.

  Pursuant to an exemptive order granted by the SEC, the Portfolios and other funds advised by Janus Capital or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

  Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, Janus mutual funds may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of Janus funds may be used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. All Janus funds are eligible to participate in the cash sweep program (the "Investing Funds"). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to affiliated money market funds or cash management pooled investment vehicles and the Investing Funds.

  Each account managed by Janus Capital has its own investment objective and policies and is managed accordingly by the respective portfolio managers. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

  The officers and Trustees of the funds may also serve as officers and Trustees of the Janus "funds of funds," which are funds that primarily invest in other mutual funds. Conflicts may arise as the officers and Trustees seek to fulfill their fiduciary responsibilities to both the Janus funds of funds and the funds. The Trustees intend to address any such conflicts as deemed appropriate.

  JANUS ETHICS RULES

  Janus Capital and Janus Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Code of Ethics, Gift Policy, Portfolio Holdings Disclosure Policy, and Outside Employment Policy. The Ethics Rules are designed to ensure Janus Capital and Janus Distributors personnel: (i) observe applicable legal (including compliance with applicable federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Portfolio shareholders first; (iii) disclose all actual or potential conflicts; (iv) adhere to the highest standards of loyalty, candor, and care in all matters relating to the Portfolio shareholders; (v) conduct all personal trading, including transactions in the Portfolios and other securities, consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and
  (vi) do not use any material nonpublic information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC website at http://www.sec.gov.

  Under the Personal Trading Code of Ethics (the "Code of Ethics"), all Janus Capital and Janus Distributors personnel, as well as the Trustees and Officers of the Portfolios, are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Portfolios. In addition, Janus Capital and Janus Distributors personnel are not permitted to transact in securities held by the Portfolios for their personal accounts except under circumstances specified in the Code of Ethics. All personnel of Janus Capital Janus Distributors, and the Portfolios, as well as certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics.

  In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Code of Ethics and under certain circumstances Janus Capital and Janus Distributors personnel may be required to forfeit profits made from personal trading.

PROXY VOTING POLICIES AND PROCEDURES

  Each Portfolio's Board of Trustees has delegated to Janus Capital the authority to vote all proxies relating to such Portfolio's portfolio securities in accordance with Janus Capital's own policies and procedures. A summary of Janus Capital's policies and procedures are available without charge: (i) upon request, by calling 1-877-335-2687; (ii) on the Portfolios' website at janus.com/proxyvoting; and
  (iii) on the SEC's website at http://www.sec.gov.



  A complete copy of Janus Capital's proxy voting policies and procedures, including specific guidelines, is available at janus.com/proxyvoting.



  Each Portfolio's proxy voting record for the one-year period ending each June 30th is available, free of charge, through janus.com/proxyvoting and from the SEC through the SEC website at http://www.sec.gov.


Janus Capital Management LLC
Proxy Voting Summary for Mutual Funds

  Janus Capital votes proxies in the best interest of its shareholders and without regard to any other Janus Capital relationship (business or otherwise). Janus Capital will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization other than the research and information provided by its independent proxy voting service ("Proxy Voting Service").

  PROXY VOTING PROCEDURES

  Janus Capital has developed proxy voting guidelines (the "Janus Guidelines") that outline how Janus Capital generally votes proxies on securities held by the portfolios Janus Capital manages. The Janus Guidelines, which include recommendations on most major corporate issues, have been developed by the Janus Proxy Voting Committee (the "Proxy Voting Committee") in consultation with Janus Capital's portfolio managers. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals, from the Proxy Voting Service, from the prior year and evaluates whether those proposals would adversely or beneficially affect shareholders' interests. Once the Proxy Voting Committee establishes its recommendations, they are distributed to Janus Capital's portfolio managers for input. Following portfolio manager input on the recommendations, they are implemented as the Janus Guidelines. While the Proxy Voting Committee sets the Janus Guidelines and serves as a resource for Janus Capital's portfolio managers, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund. Janus Capital's portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. The portfolio managers do not have the right to vote on securities while they are being lent; however, the portfolio managers may attempt to call back the loan and vote the proxy if time permits. Most portfolio managers vote consistently with the Janus Guidelines; however, a portfolio manager may choose to vote differently than the Janus Guidelines. Additionally, Janus Capital has engaged the Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues.

  The role of the Proxy Voting Committee is to work with Janus Capital's portfolio management to develop the Janus Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for, and resolving, material conflicts of interest with respect to proxy voting. Janus Capital believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are predetermined. However, for proxy votes that are inconsistent with the Janus Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether a portfolio manager's voting rationale appears reasonable. If the Proxy Voting Committee does not agree that a portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to Janus Capital's Chief Investment Officer(s) (or Director of Research).

  PROXY VOTING POLICIES

  As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the Janus Guidelines.

  BOARD OF DIRECTORS ISSUES
  Janus Capital will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Janus Capital will generally vote in favor of proposals to increase the minimum number of independent directors. Janus Capital will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

  AUDITOR ISSUES
  Janus Capital will generally oppose proposals asking for approval of auditors that have a financial interest in or association with the company and are therefore not independent.

  EXECUTIVE COMPENSATION ISSUES
  Janus Capital reviews executive compensation plans on a case-by-case basis using research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan. If the proposed cost is above an allowable cap, Janus Capital will generally oppose the proposed equity-based compensation plan. In addition, Janus Capital will generally oppose proposals regarding the re-pricing of underwater options (stock options in which the price the employee is contracted to buy shares is higher than the current market price) and the issuance of reload options (a stock option that is automatically granted if an outstanding stock option is exercised during a window period).

  GENERAL CORPORATE ISSUES
  Janus Capital will generally oppose proposals regarding supermajority voting rights (for example, to approve acquisitions or mergers). Janus Capital will generally oppose proposals for different classes of stock with different voting rights. Janus Capital will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Janus Capital will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.

  SHAREHOLDER PROPOSALS
  If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus Capital will generally vote pursuant to that Janus Guideline. Janus Capital will generally abstain from voting shareholder proposals that are social, moral, or ethical in nature or place arbitrary constraints on the board or management of a company. Janus Capital will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Janus Guidelines.

CUSTODIAN, TRANSFER AGENT, AND CERTAIN AFFILIATIONS
--------------------------------------------------------------------------------


  State Street Bank and Trust Company ("State Street"), P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Portfolios. State Street is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Portfolios' securities and cash held outside the United States. The Portfolios' Trustees have delegated to State Street certain responsibilities for such assets, as permitted by Rule 17f-5. State Street and the foreign subcustodians selected by it hold the Portfolios' assets in safekeeping and collect and remit the income thereon, subject to the instructions of each Portfolio.

  Janus Services LLC ("Janus Services"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Portfolios' transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping, and shareholder relations services for the Portfolios. Janus Services is not compensated for its services related to the Shares, except for out-of-pocket costs.

  The Portfolios pay DST Systems, Inc. ("DST") license fees at the annual rate of $3.06 per shareholder account for each Portfolio for the use of DST's shareholder accounting system.

  Janus Distributors, 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolios. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. The cash-compensation rate at which Janus Distributors pays its registered representatives for sales of institutional products may differ based on a type of fund or a specific trust. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds, or certain share classes of a fund, for which they receive a higher compensation rate. You should consider these arrangements when evaluating any recommendations of registered representatives. Janus Capital periodically monitors sales compensation paid to its registered representatives in order to attempt to identify potential conflicts of interest.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------


  Janus Capital places all portfolio transactions of the Portfolios. Janus Capital has a policy of seeking to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed below) provided that Janus Capital may occasionally pay higher commissions for research services as described below. The Portfolios may trade foreign securities in foreign countries because the best available market for these securities is often on foreign exchanges. In transactions on foreign stock exchanges, brokers' commissions are frequently fixed and are often higher than in the United States, where commissions are negotiated.

  Janus Capital considers a number of factors in seeking best execution in selecting brokers and dealers and in negotiating commissions on agency transactions. Those factors include, but are not limited to: Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality, including trade anonymity; liquidity; the quality of the execution, clearance, and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; rebates of commissions by a broker to a Portfolio or to a third party service provider to the Portfolio to pay Portfolio expenses; and the value of research products or services provided by brokers. In recognition of the value of the foregoing factors, and as permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in light of the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. To constitute eligible "research services," such services must qualify as "advice," "analyses," or "reports." To determine that a service constitutes research services, Janus Capital or Perkins, as applicable, must conclude that it reflects the "expression of reasoning or knowledge" relating to the value of securities, advisability of effecting transactions in securities or analyses, or reports concerning issuers, securities, economic factors, investment strategies, or the performance of accounts. To constitute eligible "brokerage services," such services must effect securities transactions and functions incidental thereto, and include clearance, settlement, and the related custody services. Additionally, brokerage services have been interpreted to include services relating to the execution of securities transactions. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts. Because Janus Capital receives a benefit from research it receives from broker-dealers, Janus Capital may have an incentive to continue to use those broker-dealers to effect transactions. Janus Capital does not consider a broker-dealer's sale of Portfolio shares when choosing a broker-dealer to effect transactions.


  "Cross trades," in which one Janus Capital account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. Janus Capital and the Portfolios' Trustees have adopted compliance procedures that provide that any transactions between the Portfolio and another Janus-advised account are to be made at an independent current market price, as required by law. There is also a potential conflict of interest when cross trades involve a Janus fund that has substantial ownership by Janus Capital. At times, Janus Capital may have a controlling interest of a Portfolio involved in a cross trade.



  For the fiscal year ended December 31, 2008, the total brokerage commissions paid by the Portfolios to brokers and dealers in transactions identified for execution primarily on the basis of research and other services provided to the Portfolios are summarized below.



  Portfolio Name                                                   Commissions      Transactions
-------------------------------------------------------------------------------------------------
  Overseas Portfolio(1)                                             $2,365,715     $1,244,913,778
  Worldwide Portfolio(2)                                            $  252,054     $  195,936,013
  Global Technology Portfolio                                       $  236,939     $  121,582,736




  (1) Formerly named International Growth Portfolio.
  (2) Formerly named Worldwide Growth Portfolio.

  Janus Capital does not guarantee any broker the placement of a predetermined amount of securities transactions in return for the research or brokerage services it provides. Janus Capital does, however, have internal procedures for allocating transactions in a manner consistent with its execution policy to brokers that it has identified as providing research, research-related products or services, or execution-related services of a particular benefit to their clients. Brokerage and research products and services furnished by brokers may be used in servicing any or all of the clients of Janus Capital and such research may not necessarily be used by Janus Capital in connection with the accounts which paid commissions to the broker providing such brokerage and research products and services. Similarly, research and brokerage services paid for with commissions generated by equity trades may be used for fixed-income clients that normally do not pay brokerage commissions or other clients whose commissions are generally not used to obtain such research and brokerage services.

  Janus Capital may also use step-out transactions in order to receive research products and related services. In a step-out transaction, Janus Capital directs trades to a broker-dealer with the instruction that the broker-dealer execute the transaction, but "step-out" all or a portion of the transaction or commission in favor of another broker-dealer that provides such products and/or services. The second broker-dealer may clear and settle and receive commissions for the stepped-in portion. In a new issue designation, Janus Capital directs purchase orders to a broker-dealer that is a selling group member or underwriter of an equity or fixed-income new issue offering. Janus Capital directs that broker-dealer to designate a portion of the broker-dealer's commission on the new issue purchase to a second broker-dealer(s) that provides such products and/or services. Given Janus Capital's receipt of such products and services in connection with step-out transactions and new issue designations, Janus Capital has an incentive to continue to engage in such transactions; however, Janus Capital only intends to utilize step-out transactions and new issue designations when it believes that doing so would not hinder best execution efforts.

  When the Portfolios purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where, in the opinion of Janus Capital, better prices and executions will be achieved through the use of a broker.


  The following table lists the total amount of brokerage commissions paid by each Portfolio for the fiscal years ending December 31 of each year shown.



  Portfolio Name                                                   2008          2007          2006
------------------------------------------------------------------------------------------------------
  Overseas Portfolio(1)                                         $4,488,730    $5,015,782    $4,176,216
  Worldwide Portfolio(2)                                        $  563,568    $1,005,319    $2,146,961
  Global Technology Portfolio                                   $  432,520    $  317,198    $  400,593




  (1) Formerly named International Growth Portfolio.
  (2) Formerly named Worldwide Growth Portfolio.

  Brokerage commissions paid by a Portfolio may vary significantly from year to year because of portfolio turnover rates, contract owner and plan participant purchase/redemption activity, varying market conditions, changes to investment strategies or processes, and other factors.


  As of December 31, 2008, certain Portfolios owned securities of their regular broker-dealers (or parents) as shown below:



                                                                                          Value of
                                                    Name of                           Securities Owned
  Portfolio Name                                 Broker-Dealer                         as of 12/31/08
------------------------------------------------------------------------------------------------------
  INTERNATIONAL & GLOBAL
    Overseas Portfolio(1)                  Morgan Stanley Co.                            $26,380,267

    Worldwide Portfolio(2)                 JP Morgan Chase & Co.                         $19,249,318
                                           UBS A.G.                                        9,334,268





  (1) Formerly named International Growth Portfolio.


  (2) Formerly named Worldwide Growth Portfolio.

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------


  The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).


  Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Portfolios' Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Adviser Series. As of the date of this SAI, collectively, the three registered investment companies consist of 68 series or funds.


  The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund and Janus Adviser Series. Certain officers of the Portfolios may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolios, except for the Portfolios' Chief Compliance Officer, as authorized by the Trustees.


---------------------------------------------------------------------------------------------------------------------------------
                                                             TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                           POSITIONS                                                     PORTFOLIOS
 NAME, ADDRESS,            HELD WITH      LENGTH OF      PRINCIPAL OCCUPATIONS DURING    IN FUND COMPLEX      OTHER DIRECTORSHIPS
 AND AGE                   PORTFOLIOS     TIME SERVED    THE PAST FIVE YEARS             OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------
 William F. McCalpin       Chairman       1/08-Present   Formerly, Executive Vice        68                   Chairman of the
 151 Detroit Street                                      President and Chief Operating                        Board and Director
 Denver, CO 80206          Trustee        6/02-Present   Officer of The Rockefeller                           of The Investment
 DOB: 1957                                               Brothers Fund (a private                             Fund for
                                                         family foundation) (1998-                            Foundations
                                                         2006).                                               Investment Program
                                                                                                              (TIP) (consisting
                                                                                                              of 4 funds) and the
                                                                                                              F.B. Heron
                                                                                                              Foundation (a
                                                                                                              private grantmaking
                                                                                                              foundation).

---------------------------------------------------------------------------------------------------------------------------------
 Jerome S. Contro          Trustee        11/05-Present  General partner of Crosslink    68                   Director of
 151 Detroit Street                                      Capital, a private investment                        Envysion, Inc.
 Denver, CO 80206                                        firm (since 2008). Formerly,                         (internet
 DOB: 1956                                               partner of Tango Group, a                            technology), Lijit
                                                         private investment firm (1999-                       Networks, Inc.
                                                         2008).                                               (internet
                                                                                                              technology), and
                                                                                                              LogRhythm Inc.
                                                                                                              (software
                                                                                                              solutions).
---------------------------------------------------------------------------------------------------------------------------------
 John W. McCarter, Jr.     Trustee        6/02-Present   President and Chief Executive   68                   Chairman of the
 151 Detroit Street                                      Officer of The Field Museum of                       Board and Director
 Denver, CO 80206                                        Natural History (Chicago, IL)                        of Divergence Inc.
 DOB: 1938                                               (since 1997).                                        (biotechnology
                                                                                                              firm); Director of
                                                                                                              W.W. Grainger, Inc.
                                                                                                              (industrial
                                                                                                              distributor); and
                                                                                                              Trustee of WTTW
                                                                                                              (Chicago public
                                                                                                              television station)
                                                                                                              and the University
                                                                                                              of Chicago.
---------------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen          Trustee        9/93-Present   Chief Executive Officer of Red  68*                  Chairman of the
 151 Detroit Street                                      Robin Gourmet Burgers, Inc.                          Board (since 2005)
 Denver, CO 80206                                        (since 2005). Formerly,                              and Director of Red
 DOB: 1943                                               private investor.                                    Robin Gourmet
                                                                                                              Burgers, Inc.; and
                                                                                                              Director of Janus
                                                                                                              Capital Funds Plc
                                                                                                              (Dublin-based, non-
                                                                                                              U.S. funds).
---------------------------------------------------------------------------------------------------------------------------------





* Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 17 funds. Including Janus Capital Funds Plc and the 68 funds comprising the Janus Funds, Mr. Mullen oversees 85 funds.

---------------------------------------------------------------------------------------------------------------------------------
                                                             TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------
                                                                                         NUMBER OF
                           POSITIONS                                                     PORTFOLIOS
 NAME, ADDRESS,            HELD WITH      LENGTH OF      PRINCIPAL OCCUPATIONS DURING    IN FUND COMPLEX      OTHER DIRECTORSHIPS
 AND AGE                   PORTFOLIOS     TIME SERVED    THE PAST FIVE YEARS             OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONT'D.)
---------------------------------------------------------------------------------------------------------------------------------
 James T. Rothe            Trustee        1/97-Present   Co-founder and Managing         68                   Director of Red
 151 Detroit Street                                      Director of Roaring Fork                             Robin Gourmet
 Denver, CO 80206                                        Capital Management, LLC                              Burgers, Inc.
 DOB: 1943                                               (private investment in public
                                                         equity firm), and Professor
                                                         Emeritus of Business of the
                                                         University of Colorado,
                                                         Colorado Springs, CO (since
                                                         2004). Formerly, Professor of
                                                         Business of the University of
                                                         Colorado (2002-2004); and
                                                         Distinguished Visiting
                                                         Professor of Business (2001-
                                                         2002) of Thunderbird (American
                                                         Graduate School of
                                                         International Management),
                                                         Glendale, AZ.

---------------------------------------------------------------------------------------------------------------------------------
 William D. Stewart        Trustee        9/93-Present   Corporate Vice President and    68                   N/A
 151 Detroit Street                                      General Manager of MKS
 Denver, CO 80206                                        Instruments - HPS Products,
 DOB: 1944                                               Boulder, CO (a manufacturer of
                                                         vacuum fittings and valves).
---------------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger       Trustee        9/93-Present   Private Investor and            68                   N/A
 151 Detroit Street                                      Consultant to California
 Denver, CO 80206                                        Planned Unit Developments
 DOB: 1938                                               (since 1994). Formerly, CEO
                                                         and President of Marwal, Inc.
                                                         (homeowner association
                                                         management company).
---------------------------------------------------------------------------------------------------------------------------------
 Linda S. Wolf             Trustee        12/05-Present  Retired. Formerly, Chairman     68                   Director of Wal-
 151 Detroit Street                                      and Chief Executive Officer of                       Mart, The Field
 Denver, CO 80206                                        Leo Burnett (Worldwide)                              Museum of Natural
 DOB: 1947                                               (advertising agency) (2001-                          History (Chicago,
                                                         2005).                                               IL), Children's
                                                                                                              Memorial Hospital
                                                                                                              (Chicago, IL),
                                                                                                              Chicago Council on
                                                                                                              Global Affairs, and
                                                                                                              InnerWorkings (U.S.
                                                                                                              provider of print
                                                                                                              procurement
                                                                                                              solutions).
---------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                           OFFICERS
------------------------------------------------------------------------------------------------------------------------------
                                                                 TERM OF
                                                                 OFFICE* AND
 NAME, ADDRESS                                                   LENGTH OF         PRINCIPAL OCCUPATIONS DURING THE PAST FIVE
 AND AGE                      POSITIONS HELD WITH PORTFOLIOS     TIME SERVED       YEARS
------------------------------------------------------------------------------------------------------------------------------
 Brent A. Lynn                Executive Vice President and       1/01-Present      Vice President of Janus Capital.
 151 Detroit Street           Portfolio Manager
 Denver, CO 80206             Overseas Portfolio
 DOB: 1964
------------------------------------------------------------------------------------------------------------------------------
 Burton H. Wilson             Executive Vice President and       2/06-Present      Vice President for Janus Capital and
 151 Detroit Street           Portfolio Manager                                    Portfolio Manager for other Janus accounts.
 Denver, CO 80206             Global Technology Portfolio                          Formerly, Research Analyst (2000-2004) for
 DOB: 1963                                                                         Lincoln Equity Management.
------------------------------------------------------------------------------------------------------------------------------
 Laurent Saltiel              Executive Vice President and       04/09-Present     Vice President of Janus Capital and
 151 Detroit Street           Portfolio Manager                                    Portfolio Manager for other Janus accounts.
 Denver, CO 80206             Worldwide Portfolio
 DOB: 1969
------------------------------------------------------------------------------------------------------------------------------
 Robin C. Beery               President and Chief Executive      4/08-Present      Executive Vice President and Chief
 151 Detroit Street           Officer                                              Marketing Officer of Janus Capital Group
 Denver, CO 80206                                                                  Inc. and Janus Capital; Executive Vice
 DOB: 1967                                                                         President of Janus Distributors LLC and
                                                                                   Janus Services LLC; and Working Director of
                                                                                   INTECH Investment Management LLC. Formerly,
                                                                                   President (2002-2007) and Director (2000-
                                                                                   2007) of The Janus Foundation; President
                                                                                   (2004-2006) and Vice President and Chief
                                                                                   Marketing Officer (2003-2004) of Janus
                                                                                   Services LLC; and Senior Vice President
                                                                                   (2003-2005) of Janus Capital Group Inc. and
                                                                                   Janus Capital.
------------------------------------------------------------------------------------------------------------------------------
 Stephanie                    Chief Legal Counsel and            1/06-Present      Vice President and Assistant General
 Grauerholz-Lofton            Secretary                                            Counsel of Janus Capital, and Vice
 151 Detroit Street                                                                President and Assistant Secretary of Janus
 Denver, CO 80206             Vice President                     3/06-Present      Distributors LLC. Formerly, Assistant Vice
 DOB: 1970                                                                         President of Janus Capital and Janus
                                                                                   Distributors LLC (2006).
------------------------------------------------------------------------------------------------------------------------------
 David R. Kowalski            Vice President, Chief Compliance   6/02-Present      Senior Vice President and Chief Compliance
 151 Detroit Street           Officer, and Anti-Money                              Officer of Janus Capital, Janus
 Denver, CO 80206             Laundering Officer                                   Distributors LLC, and Janus Services LLC;
 DOB: 1957                                                                         and Vice President of INTECH Investment
                                                                                   Management LLC. Formerly, Chief Compliance
                                                                                   Officer of Bay Isle Financial LLC (2003-
                                                                                   2008) and INTECH Investment Management LLC
                                                                                   (formerly named Enhanced Investment
                                                                                   Technologies, LLC) (2003-2005); Vice
                                                                                   President of Janus Capital (2000-2005) and
                                                                                   Janus Services LLC (2004-2005); and
                                                                                   Assistant Vice President of Janus Services
                                                                                   LLC (2000-2004).
------------------------------------------------------------------------------------------------------------------------------
 Jesper Nergaard              Chief Financial Officer            3/05-Present      Vice President of Janus Capital. Formerly,
 151 Detroit Street                                                                Director of Financial Reporting for
 Denver, CO 80206             Vice President, Treasurer, and     2/05-Present      OppenheimerFunds, Inc. (2004-2005); Site
 DOB: 1962                    Principal Accounting Officer                         Manager and First Vice President of Mellon
                                                                                   Global Securities Services (2003); and
                                                                                   Director of Fund Accounting, Project
                                                                                   Development, and Training of INVESCO Funds
                                                                                   Group (1994-2003).
------------------------------------------------------------------------------------------------------------------------------




* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

  The Trustees are responsible for major decisions relating to the establishment or change of each Portfolio's objective(s), policies, and techniques. The Trustees also supervise the operation of the Portfolios by their officers and review the investment decisions of the officers, although the Trustees do not actively participate on a regular basis in making such decisions. The Board of Trustees has seven standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Investment Oversight Committee, Legal and Regulatory Committee, Money Market Committee, Nominating and Governance Committee, and Pricing Committee. Each committee is comprised entirely of Independent Trustees. Information about each committee's functions is provided in the following table:


---------------------------------------------------------------------------------------------------------------------------
                                                                    MEMBERS                         NUMBER OF MEETINGS HELD
                             SUMMARY OF FUNCTIONS                   (INDEPENDENT TRUSTEES)          DURING LAST FISCAL YEAR
---------------------------------------------------------------------------------------------------------------------------
 AUDIT COMMITTEE             Reviews the financial reporting        Jerome S. Contro (Chair)                   4
                             process, the system of internal        John W. McCarter, Jr.
                             controls over financial reporting,     Dennis B. Mullen
                             disclosure controls and procedures,
                             Form N-CSR filings, and the audit
                             process. The Committee's review of
                             the audit process includes, among
                             other things, the appointment,
                             compensation, and oversight of the
                             auditors and pre-approval of all
                             audit and nonaudit services.
---------------------------------------------------------------------------------------------------------------------------
 BROKERAGE COMMITTEE         Reviews and makes recommendations      James T. Rothe (Chair)                     4
                             regarding matters related to the       Jerome S. Contro
                             Trust's use of brokerage commissions   Martin H. Waldinger
                             and placement of portfolio
                             transactions.
---------------------------------------------------------------------------------------------------------------------------
 INVESTMENT OVERSIGHT        Oversees the investment activities     Dennis B. Mullen (Chair)                   5
 COMMITTEE                   of the Trust's non-money market        Jerome S. Contro
                             funds.                                 William F. McCalpin
                                                                    John W. McCarter, Jr.
                                                                    James T. Rothe
                                                                    William D. Stewart
                                                                    Martin H. Waldinger
                                                                    Linda S. Wolf
---------------------------------------------------------------------------------------------------------------------------
 LEGAL AND REGULATORY        Oversees compliance with various       Linda S. Wolf (Chair)                      12
 COMMITTEE                   procedures adopted by the Trust,       William F. McCalpin
                             reviews registration statements on     William D. Stewart
                             Form N-1A, oversees the
                             implementation and administration of
                             the Trust's Proxy Voting Guidelines.
---------------------------------------------------------------------------------------------------------------------------
 MONEY MARKET COMMITTEE      Reviews various matters related to     Jerome S. Contro (Chair)                   5
                             the operations of the Janus money      James T. Rothe
                             market funds, including compliance     Martin H. Waldinger
                             with their Money Market Fund
                             Procedures.
---------------------------------------------------------------------------------------------------------------------------
 NOMINATING AND              Identifies and recommends              John W. McCarter, Jr. (Chair)              5
 GOVERNANCE COMMITTEE        individuals for election as Trustee,   William F. McCalpin
                             consults with Management in planning   Dennis B. Mullen
                             Trustee meetings, and oversees the
                             administration of, and ensures
                             compliance with, the Trust's
                             Governance Procedures and
                             Guidelines.
---------------------------------------------------------------------------------------------------------------------------
 PRICING COMMITTEE           Determines a fair value of             William D. Stewart (Chair)                 17
                             securities for which market            James T. Rothe
                             quotations are not readily available   Linda S. Wolf
                             or are deemed not to be reliable,
                             pursuant to procedures adopted by
                             the Trustees and reviews other
                             matters related to the pricing of
                             securities.
---------------------------------------------------------------------------------------------------------------------------

  Under the Trust's Governance Procedures and Guidelines, the Trustees are expected to invest in one or more (but not necessarily all) funds advised by Janus Capital for which they serve as Trustee, to the extent they are directly eligible to do so. These investments may include amounts held under a deferred compensation plan that are valued based on "shadow investments" in such funds. Such investments, including the amount and which funds, are dictated by each Trustee's individual financial circumstances and investment goals. The Trustees cannot directly own Shares of the Portfolios without purchasing an insurance contract through one of the participating insurance companies or through a qualified plan. As a result, such Trustees as a group do not own any outstanding Shares of the Portfolios. The Trustees may, however, own shares of certain other Janus mutual funds that have comparable investment objectives and strategies as the Portfolios described in this SAI but offered through different distribution channels. The table below gives the aggregate dollar range of shares of all funds advised by Janus Capital and overseen by the Trustees (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2008.


------------------------------------------------------------------------------------------------------------------
                                                                AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                            DOLLAR RANGE OF EQUITY              REGISTERED INVESTMENT COMPANIES OVERSEEN BY
 NAME OF TRUSTEE            SECURITIES IN THE PORTFOLIOS        TRUSTEE IN JANUS FUNDS
------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------
 DENNIS B. MULLEN           None                                Over $100,000(1)
------------------------------------------------------------------------------------------------------------------
 JEROME S. CONTRO           None                                Over $100,000(1)
------------------------------------------------------------------------------------------------------------------
 WILLIAM F. MCCALPIN        None                                Over $100,000
------------------------------------------------------------------------------------------------------------------
 JOHN W. MCCARTER, JR.      None                                Over $100,000
------------------------------------------------------------------------------------------------------------------
 JAMES T. ROTHE             None                                Over $100,000
------------------------------------------------------------------------------------------------------------------
 WILLIAM D. STEWART         None                                Over $100,000
------------------------------------------------------------------------------------------------------------------
 MARTIN H. WALDINGER        None                                Over $100,000(1)
------------------------------------------------------------------------------------------------------------------
 LINDA S. WOLF              None                                Over $100,000(1)
------------------------------------------------------------------------------------------------------------------



(1) Ownership shown includes amounts held under a deferred compensation plan that are valued based on "shadow investments" in one or more funds.


  The Trust pays each Independent Trustee an annual retainer plus a fee for each regular in-person meeting of the Trustees attended, a fee for in-person meetings of committees attended if convened on a date other than that of a regularly scheduled meeting, and a fee for telephone meetings of the Trustees and committees. In addition, committee chairs and the Chairman of the Board of Trustees receive an additional supplemental retainer. Each current Independent Trustee also receives fees from other Janus funds for serving as Trustee of those funds. Janus Capital pays persons who are directors, officers, or employees of Janus Capital or any affiliate thereof, or any Trustee considered an "interested" Trustee, for their services as Trustees or officers. The Trust and other funds managed by Janus Capital may pay all or a portion of the compensation and related expenses of the Portfolios' Chief Compliance Officer and compliance staff, as authorized from time to time by the Trustees.

  The following table shows the aggregate compensation paid to each Independent Trustee by the Portfolios described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Portfolios or the Janus Funds. Effective January 1, 2006, the Trustees established a deferred compensation plan under which the Trustees may elect to defer receipt of all, or a portion, of the compensation they earn for their services to the Portfolios, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by Janus Capital ("shadow investments").




                                                                Aggregate Compensation          Total Compensation
                                                               from the Portfolios for       from the Janus Funds for
                                                                  fiscal year ended            calendar year ended
  Name of Person, Position                                        December 31, 2008          December 31, 2008(1)(2)
----------------------------------------------------------------------------------------------------------------------
  INDEPENDENT TRUSTEES
  William F. McCalpin, Chairman and Trustee(3)                         $12,191                       $391,500
  Jerome S. Contro, Trustee                                            $ 8,754                       $303,000
  John W. McCarter, Jr., Trustee                                       $ 8,731                       $281,250
  Dennis B. Mullen, Trustee                                            $ 9,122                       $344,872
  James T. Rothe, Trustee                                              $ 9,179                       $306,250
  William D. Stewart, Trustee                                          $ 9,615                       $309,250
  Martin H. Waldinger, Trustee                                         $ 8,055                       $272,500
  Linda S. Wolf, Trustee                                               $ 9,137                       $293,750






  (1) For all Trustees except Mr. Mullen, includes compensation for service on the boards of three Janus trusts comprised of 74 portfolios. For Mr. Mullen, includes compensation for service on the boards of four Janus trusts comprised of 91 portfolios (17 portfolios of which are for service on the board of Janus Capital Funds Plc, an offshore product).


  (2) Total compensation received from the Janus Funds includes any amounts deferred under the deferred compensation plan. The deferred compensation amounts for the period shown are as follows: Jerome S. Contro $303,000; Martin H. Waldinger $68,125; and Linda S. Wolf $73,438.

  (3) Aggregate compensation received from the Portfolios includes additional compensation paid for service as Independent Chairman of the Board of Trustees. Total compensation received from all Janus Funds includes additional compensation paid for service as Independent Chairman of the boards of three Janus trusts, including the Trust, and compensation for service as a director of Janus Capital Funds Plc.

JANUS INVESTMENT PERSONNEL

  OTHER ACCOUNTS MANAGED


  The following table provides information relating to other accounts managed by the portfolio managers as of December 31, 2008 and may not account for portfolio manager changes subsequent to that date. To the extent that any of the accounts pay advisory fees based on account performance, information on those accounts is separately listed.





                                                               Other Registered
                                                                  Investment            Other Pooled
                                                                   Companies        Investment Vehicles    Other Accounts
  -----------------------------------------------------------------------------------------------------------------------
  Brent A. Lynn          Number of Other Accounts Managed                    2                 None             None
                         Assets in Other Accounts Managed       $5,127,105,071                 None             None

  Laurent Saltiel(1)     Number of Other Accounts Managed                    5(2)                 1             None
                         Assets in Other Accounts Managed       $2,097,744,106          $52,736,683             None

  Burton H. Wilson       Number of Other Accounts Managed                    3                 None             None
                         Assets in Other Accounts Managed       $  572,971,335                 None             None




  (1) Effective April 1, 2009, Portfolio Manager Laurent Saltiel assumed responsibility for the day-to-day management of Worldwide Portfolio. Information provided under "Other Registered Investment Companies" reflects the 12/31/08 assets of the Worldwide funds. Information provided in the remaining two columns reflects data related to other non-mutual fund accounts managed by Mr. Saltiel as of 12/31/08.



  (2) Four of the accounts included in the total, consisting of $2,091,427,834 of the total assets, have performance-based advisory fees.


  MATERIAL CONFLICTS

  As shown in the table above, certain portfolio managers may manage other accounts with investment strategies similar to the Portfolios. Those other accounts may include other Janus funds, private-label mutual funds for which Janus Capital serves as subadviser, and separately managed accounts. Fees earned by Janus Capital may vary among these accounts, the portfolio managers may personally invest in some but not all of these accounts, and certain of these accounts may have a greater impact on their compensation than others. In addition, certain portfolio managers may also have roles as research analysts for one or more Janus funds and receive compensation with respect to the analyst role. These factors could create conflicts of interest because a portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming a Portfolio. A conflict may also exist if a portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but a Portfolio is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Portfolio. However, Janus Capital believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus Capital has adopted trade allocation procedures that govern allocation of securities among various Janus accounts. Trade allocation and personal trading are described in further detail under "Additional Information About Janus Capital."

  Janus Capital is the adviser to the Portfolios and the Janus "funds of funds," which are funds that invest primarily in other Janus Capital mutual funds. Because Janus Capital is the adviser to the Janus "funds of funds" and the Portfolios, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among such Portfolios. In addition, the Janus "funds of funds" portfolio manager, who also serves as Senior Vice President of Risk and Trading of Janus Capital, has regular and continuous access to information regarding the holdings of the Portfolios, as well as knowledge of, and potential impact on, investment strategies and techniques of the Portfolios. Janus Capital believes these potential conflicts may be mitigated through its compliance monitoring, including that of asset allocations by the portfolio manager. In addition, Janus Capital has retained an independent consultant to provide research and consulting services with respect to asset allocation and investments for the Janus Smart Portfolios, which are "funds of funds" in a different trust.

  COMPENSATION INFORMATION

  The following describes the structure and method of calculating a portfolio manager's compensation as of December 31, 2008.

  Portfolio managers and, if applicable, co-portfolio managers ("portfolio manager" or "portfolio managers") are compensated for managing a Portfolio and any other funds, portfolios, or accounts for which they have exclusive or shared responsibilities (collectively, the "Managed Funds") through two components: fixed compensation and variable compensation. Certain portfolio managers are eligible to receive additional discretionary compensation in recognition of their continued analyst responsibilities, and the Chief Investment Officers ("CIO") of Janus Capital are eligible for additional variable compensation in recognition of their CIO roles, each as noted below.

  FIXED COMPENSATION: Fixed compensation is paid in cash and is comprised of an annual base salary established based on factors such as the complexity of managing funds and other accounts and scope of responsibility (including assets under management).

  VARIABLE COMPENSATION: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of a mixture of JCGI restricted stock, stock options, and a cash-deferred award that is credited with income, gains, and losses based on the performance of Janus mutual fund investments selected by the portfolio manager). Variable compensation is calculated based on pre-tax performance of the Managed Funds.

  Variable compensation is structured to pay a portfolio manager primarily on the Managed Funds' performance, with additional discretionary compensation available from one or more bonus pools as discussed below.

  Aggregate compensation derived from the Managed Funds' performance is calculated based upon a percentage of the total revenue received on the Managed Funds adjusted to reflect the actual performance of such Managed Funds. Actual performance is calculated based on the Managed Funds' aggregate asset-weighted Lipper peer group performance ranking on a one-, three-, and five-year rolling period basis with a predominant weighting on the Managed Funds' performance in the three- and five-year periods. The compensation determined from the Managed Funds' performance is then allocated to the respective portfolio manager(s).

  A portfolio manager is also eligible to participate in a portfolio manager discretionary bonus pool. The size of the portfolio manager bonus pool fluctuates depending on both the revenue derived from firm-wide managed assets (excluding assets managed by subadvisers) and the investment performance of such firm-wide managed assets. Compensation from the portfolio manager bonus pool is then allocated among the eligible respective participants at the discretion of Janus Capital based upon, among other things: (i) teamwork and support of team culture; (ii) mentoring of analysts; (iii) contributions to the sales process; and (iv) client relationships.

  ANALYST VARIABLE COMPENSATION: If a portfolio manager also has analyst responsibilities, then such portfolio manager is eligible to participate in a discretionary analyst team pool. The aggregate compensation available under the analyst team pool is derived from a formula tied to a combination of the aggregate fund-weighted and asset-weighted Lipper peer group performance ranking of certain Janus mutual funds for one- and three-year rolling periods, subject to a reduction in the event of absolute negative performance. The analyst team pool is then allocated among the eligible analysts at the discretion of Janus Capital based on factors which may include performance of investment recommendations, individual and team contributions, scope of coverage, and other subjective criteria.

  CIO VARIABLE COMPENSATION: The CIOs are entitled to additional compensation in consideration of their role as CIO of Janus Capital that is generally based on firm-wide investment performance (excluding assets managed by subadvisers), Janus-managed net long-term flows (excluding assets managed by subadvisers and money market funds), investment team leadership factors, and overall corporate leadership factors. Variable compensation from firm-wide investment performance is calculated based upon the firm-wide aggregate asset-weighted Lipper peer group performance ranking on a one- and three-year rolling period basis.

  Portfolio managers may elect to defer payment of a designated percentage of their fixed compensation and/or up to all of their variable compensation in accordance with JCGI's Executive Income Deferral Program.

  Each Portfolio's Lipper peer group for compensation purposes is shown in the following table:

  Portfolio                                      Lipper Peer Group
  --------------------------------------------------------------------------------------------
  INTERNATIONAL & GLOBAL
    Overseas Portfolio                           VA International Funds
    Worldwide Portfolio                          VA Global Funds
  SPECIALTY EQUITY
    Global Technology Portfolio                  VA Science & Technology Funds


OWNERSHIP OF SECURITIES


  The portfolio managers cannot directly own Shares of the Portfolios without purchasing an insurance contract through one of the participating insurance companies or through a qualified plan. As a result, such portfolio managers as a group do not own any outstanding Shares of the Portfolios. The portfolio managers may, however, own shares of certain other Janus mutual funds which have comparable investment objectives and strategies to the Portfolios which they manage. The following table reflects the portfolio managers' ownership in the Janus Funds as of December 31, 2008.



----------------------------------------------------------------------------------------------------------------------
                            DOLLAR RANGE OF EQUITY                     AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
 INVESTMENT PERSONNEL       SECURITIES IN THE PORTFOLIO(S) MANAGED     JANUS FUNDS
----------------------------------------------------------------------------------------------------------------------
 JANUS CAPITAL
----------------------------------------------------------------------------------------------------------------------
 BRENT A. LYNN              None                                       Over $1,000,000
----------------------------------------------------------------------------------------------------------------------
 LAURENT SALTIEL            None                                       Over $1,000,000
----------------------------------------------------------------------------------------------------------------------
 BURTON H. WILSON           None                                       $500,001 - $1,000,000
----------------------------------------------------------------------------------------------------------------------

SHARES OF THE TRUST
--------------------------------------------------------------------------------


NET ASSET VALUE DETERMINATION

  As stated in the Portfolios' Prospectuses, the net asset value ("NAV") of the Shares of each class of each Portfolio is determined once each day the New York Stock Exchange (the "NYSE") is open, as of the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The per share NAV for each class of each Portfolio is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares for the class. In determining NAV, securities listed on an Exchange, the Nasdaq National Market, and foreign markets are generally valued at the closing prices on such markets. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Portfolios are traded primarily in the over-the-counter markets. Valuations of such securities are furnished by one or more pricing services employed by the Portfolios and approved by the Trustees and are based upon a computerized matrix system or appraisals obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter markets are generally valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the NYSE. Each Portfolio will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities, and ratings.

  Securities for which market quotations are not readily available or are deemed unreliable are valued at fair value determined in good faith under procedures established by and under the supervision of the Trustees (the "Valuation Procedures"). Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a non-significant event such as a market closing early or not opening, or a security trading halt. The Portfolios may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.

  Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which a Portfolio's NAV is not calculated. A Portfolio calculates its NAV per share, and therefore effects sales, redemptions, and repurchases of its shares, as of the close of the NYSE once each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, then that security may be valued in good faith under the Valuation Procedures.

  To the extent there are any errors in a Portfolio's NAV calculation, Janus may, at its discretion, reprocess individual shareholder transactions so that each shareholder's account reflects the accurate corrected NAV.

PURCHASES

  Shares of the Portfolios can be purchased only by (i) the separate accounts of participating insurance companies for the purpose of funding variable insurance contracts and (ii) certain qualified retirement plans that have signed appropriate agreements with the Portfolios containing provisions requiring them to administer the redemption fee, consistent with the Portfolios' requirements. Participating insurance companies and certain designated organizations are authorized to receive purchase orders on the Portfolios' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by a Portfolio when authorized organizations, their agents, or affiliates receive the order provided that such designated organizations or their agents or affiliates transmit the order to the Portfolio within contractually specified periods. The Portfolios are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. In order to receive a day's price, your purchase request must be received in good order by the close of the regular trading session of the NYSE as described above in "Net Asset Value Determination." The prospectus for your insurance company's separate account or your plan documents contain detailed information about investing in the Portfolios.

  The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

  Procedures to implement the Program include, but are not limited to, determining that insurance companies or plan sponsors have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control ("OFAC"), and a review of all new account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

  Under a distribution and shareholder servicing plan ("Plan") adopted in accordance with Rule 12b-1 under the 1940 Act, the Shares may pay Janus Distributors, the Trust's distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of the Shares of a Portfolio. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and shareholder servicing performed by such service providers. The Plan is a compensation type plan and permits the payment at an annual rate of up to 0.25% of the average daily net assets of the Shares of a Portfolio for recordkeeping and administrative services as well as activities which are primarily intended to result in sales of the Shares, including but not limited to preparing, printing and distributing prospectuses, Statements of Additional Information, shareholder reports, and educational materials to prospective and existing contract owners and plan participants; responding to inquiries by contract owners and plan participants; receiving and answering correspondence; contract owner and participant level recordkeeping and administrative services; and similar activities. Payments are made to Janus Distributors, the Portfolios' distributor, who may make ongoing payments to insurance companies and qualified plan service providers based on the value of Portfolio shares held by such intermediaries' customers. On October 18, 2001, Trustees unanimously approved the Plan which became effective on that date. The Plan and any Rule 12b-1 related agreement that is entered into by the Portfolios or Janus Distributors in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any related agreements ("12b-1 Trustees"). All material amendments to the Plan must be approved by a majority vote of the Trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, the Plan may be terminated as to a Portfolio at any time, without penalty, by vote of a majority of the outstanding Shares of a Portfolio or by vote of a majority of the 12b-1 Trustees.


  For the fiscal year ended December 31, 2008, the Service II Shares of the Portfolios made payments to Janus Distributors pursuant to Rule 12b-1 plans in amounts aggregating $959,134 and Janus Capital made payments to intermediaries from its own resources in amounts aggregating $58,825. The following summarizes allocation of the aggregated $900,309 paid by the Portfolios and Janus Capital under the 12b-1 plans for the Service II Shares of the
  Portfolios:



                                                                    Prospectus
                                                                   Preparation,                                     Total Portfolio
                                                Advertising and    Printing and    Payment to    Compensation to         12b-1
  Portfolio Name                                   Literature         Mailing        Brokers     Sales Personnel        Payments
-----------------------------------------------------------------------------------------------------------------------------------
  INTERNATIONAL & GLOBAL
    Overseas Portfolio(1)                           $15,887           $29,235       $908,599         $57,865            $910,956
    Worldwide Portfolio(2)                          $     0           $ 5,872       $     --         $    --            $     (7)
  SPECIALTY EQUITY
    Global Technology Portfolio                     $   880           $ 9,465       $ 48,021         $ 1,976            $ 48,184
-----------------------------------------------------------------------------------------------------------------------------------



  (1) Formerly named International Growth Portfolio.
  (2) Formerly named Worldwide Growth Portfolio.

REDEMPTIONS

  Redemptions, like purchases, may only be effected through the separate accounts of participating insurance companies or qualified retirement plans. Certain designated organizations are authorized to receive redemption orders on the Portfolios' behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by a Portfolio when authorized organizations, their agents, or affiliates receive the order. The Portfolios are not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.


  Shares normally will be redeemed for cash, although each Portfolio retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a portfolio, by delivery of securities selected from its assets at its discretion. However, the Portfolios are governed by Rule 18f-1 under the 1940 Act, which requires each Portfolio to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of that Portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, a Portfolio will have the option of redeeming the excess in cash or in-kind. If shares are redeemed in-kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described under "Shares of the Trust - Net Asset Value Determination" and such valuation will be made as of the same time the redemption price is determined.


  The Portfolios reserve the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Portfolios to redeem their Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or
  (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, AND TAX STATUS
--------------------------------------------------------------------------------


  The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Portfolios. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this SAI. However, tax laws may change or be subject to new interpretation by the courts or the IRS, possibly with retroactive effect. Investors are therefore advised to consult with their own tax advisers before making an investment in the Portfolios.

  It is a policy of the Portfolios' Shares to make distributions of substantially all of their respective investment income and any net realized capital gains. The Portfolios intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. If a Portfolio failed to qualify as a regulated investment company in any taxable year, the Portfolio may be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for "qualified dividend income." In addition, the Portfolios could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as regulated investment companies that are accorded special tax treatment. In addition, each Portfolio intends to comply with the diversification requirements of Internal Revenue Code Section 817(h) related to the tax-deferred status of insurance company separate accounts.

  Unless otherwise instructed, all income dividends and capital gains distributions, if any, on a Portfolio's Shares are reinvested automatically in additional Shares of that Portfolio at the NAV determined on the first business day following the record date.

  The Portfolios may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the Internal Revenue Code. In order to avoid taxes and interest that must be paid by the Portfolios, the Portfolios may make various elections permitted by the tax laws. However, these elections could require that the Portfolios recognize taxable income, which in turn must be distributed even though the Portfolios may not have received any income upon such an event.

  Some foreign securities purchased by the Portfolios may be subject to foreign taxes which could reduce the yield on such securities. If the amount of foreign taxes is significant in a particular year, the Portfolios that qualify under Section 853 of the Internal Revenue Code may elect to pass through such taxes to shareholders. If such election is not made by a Portfolio, any foreign taxes paid or accrued will represent an expense to the Portfolio, which will reduce its investment company taxable income.

  Because Shares of the Portfolios can only be purchased through variable insurance contracts or qualified plans, it is anticipated that any income dividends or capital gains distributions will be exempt from current taxation if left to accumulate within such contracts or plans. Refer to the prospectus for the separate account of the related insurance company or the plan documents for additional information.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------



  The officers and Trustees of the Portfolios cannot directly own Shares of the Portfolios without purchasing an insurance contract through one of the participating insurance companies or through a qualified plan. As a result, such officers and Trustees as a group do not own any outstanding Shares of the Portfolios. As of April 1, 2009, all of the outstanding Shares of the Portfolios were owned by certain insurance company separate accounts or qualified plans. The percentage ownership of each separate account or plan owning 5% or more of the Shares of any Portfolio is as follows:




  Portfolio Name                    Shareholder and Address of Record                        Percentage Ownership
-----------------------------------------------------------------------------------------------------------------

  Overseas Portfolio(1)             Nationwide Insurance Company - NWVAII                           57.75%
                                    Columbus, OH

                                    Nationwide Insurance Company - NWVA9                            29.54%
                                    Columbus, OH

                                    Nationwide Insurance Company - NWVLI4                            6.08%
                                    Columbus, OH

  Worldwide Portfolio(2)            Janus Capital Management LLC                                      100%*
                                    Denver, CO

  Global Technology Portfolio       Nationwide Insurance Company - NWVA9                            74.07%
                                    Columbus, OH

                                    Nationwide Insurance Company - NWVAII                           22.69%
                                    Columbus, OH




   * This ownership represents seed capital that Janus Capital or an affiliate provided for the Portfolio.


  (1) Formerly named International Growth Portfolio.


  (2) Formerly named Worldwide Growth Portfolio.


  No qualified plan owned 10% or more of the shares of the Trust as a whole.

  The Shares held by the separate accounts of each insurance company, including Shares for which no voting instructions have been received, will be voted by each insurance company in proportion to instructions received from contract owners. Since the listed insurance company separate accounts' voting rights are passed through to contract owners, the insurance companies themselves do not exercise voting control over the shares held in those accounts.

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------



  Each Portfolio is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Delaware statutory trust on May 20, 1993. As of the date of this SAI, the Trust offers thirteen series of shares, known as "Portfolios," three of which offer three classes of shares, nine of which offer two classes of shares, and two of which offer one class of shares.


  Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Portfolios, the Portfolios must cease to use the name "Janus" as soon as reasonably practicable.

SHARES OF THE TRUST

  The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share for each series of the Trust. Shares of each series of the Trust are fully paid and nonassessable when issued. Shares of a Portfolio participate equally in dividends and other distributions by the Shares of such Portfolio, and in residual assets of that Portfolio in the event of liquidation. Shares of each Portfolio have no preemptive, conversion, or subscription rights.

  The Portfolios discussed in this SAI each offer three classes of shares. The Shares discussed in this SAI are offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants and include a redemption fee. The redemption fee may be imposed on interests in separate accounts or plans held 60 days or less and thus an insurance company or qualified plan must have agreed to administer the fee. The second class of shares, Institutional Shares, is offered only in connection with investments in and payments under variable insurance contracts as well as certain qualified retirement plans. The third class of shares, Service Shares, is offered only in connection with investment in and payments under variable insurance contracts as well as certain qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

SHAREHOLDER MEETINGS

  The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Amended and Restated Trust Instrument or the 1940 Act. Special meetings may be called for a specific Portfolio or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Commencing in 2005 and not less than every fifth calendar year thereafter, a meeting of shareholders shall be held to elect Trustees.

  Separate votes are taken by each Portfolio or class only if a matter affects or requires the vote of only that Portfolio or class or if that Portfolio's or class' interest in the matter differs from the interest of other Portfolios or classes of the Trust. A shareholder is entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of NAV of the applicable shares held in the shareholder's name.

  Under the Amended and Restated Trust Instrument, special meetings of shareholders of the Trust or of any Portfolio shall be called subject to certain conditions, upon written request of shareholders owning Shares representing at least two-thirds of the votes entitled to be cast at such meeting. The Portfolios will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.

VOTING RIGHTS

  A participating insurance company issuing a variable insurance contract will vote shares in the separate account as required by law and interpretations thereof, as may be amended or changed from time to time. In accordance with current law and interpretations, a participating insurance company is required to request voting instructions from policy owners and must vote shares in the separate account, including shares for which no instructions have been received, in proportion to the voting instructions received. Additional information may be found in the participating insurance company's separate account prospectus.

  The Trustees are responsible for major decisions relating to each Portfolio's policies and objectives; the Trustees oversee the operation of each Portfolio by its officers and review the investment decisions of the officers.

  The Trustees of the Trust were elected at a Special Meeting of Shareholders on December 29, 2005. Under the Amended and Restated Trust Instrument, each Trustee will continue in office until the termination of the Trust or his or her earlier death, retirement, resignation, bankruptcy, incapacity, or removal. Vacancies will be filled by appointment by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Amended and Restated Trust Instrument or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize their Portfolio, to amend the Amended and Restated Trust Instrument, to bring certain derivative actions, and on any other matters on which a shareholder vote is required by the 1940 Act, the Amended and Restated Trust Instrument, the Trust's Bylaws, or the Trustees.

  As mentioned previously in "Shareholder Meetings," shareholders are entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of NAV of the applicable shares held in the shareholder's name. Shares of all Portfolios of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM




  PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, the Independent Registered Public Accounting Firm for the Portfolios, audits the Portfolios' annual financial statements and compiles their tax returns.


REGISTRATION STATEMENT

  The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the 1933 Act with respect to the securities to which this SAI relates. If further information is desired with respect to the Portfolios or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


DOCUMENTS INCORPORATED BY REFERENCE TO THE ANNUAL REPORT

  The following audited financial statements for the period ended December 31, 2008 are hereby incorporated into this SAI by reference to the Portfolios' Annual Reports dated December 31, 2008.

  Schedules of Investments as of December 31, 2008

  Statements of Assets and Liabilities as of December 31, 2008

  Statements of Operations for the period ended December 31, 2008

  Statements of Changes in Net Assets for each of the periods indicated

  Financial Highlights for each of the periods indicated

  Notes to Financial Statements

  Report of Independent Registered Public Accounting Firm

  The portions of the Annual Reports that are not specifically listed above are not incorporated by reference into this SAI and are not part of the Registration Statement.

APPENDIX A
--------------------------------------------------------------------------------


EXPLANATION OF RATING CATEGORIES

  The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analyses and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICE

  BOND RATING                EXPLANATION
  --------------------------------------------------------------------------------------------
  Investment Grade

  AAA......................  Highest rating; extremely strong capacity to pay principal and interest.

  AA.......................  High quality; very strong capacity to pay principal and interest.

  A........................  Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.

  BBB......................  Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.

  Non-Investment Grade

  BB.......................  Less vulnerable to nonpayment than other speculative issues;
                             major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the
                             obligor's inadequate capacity to meet its financial commitment on the obligation.

  B........................  More vulnerable to nonpayment than obligations rated 'BB', but capacity to meet its financial commitment on the obligation;
                             adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its
                             financial commitment on the obligation.

  CCC......................  Currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

  CC.......................  Currently highly vulnerable to nonpayment.

  C........................  Currently highly vulnerable to nonpayment; a bankruptcy petition may have been filed or similar action taken, but payments on the obligation are being continued.

  D........................  In default.

FITCH, INC.

  BOND RATING                EXPLANATION
  --------------------------------------------------------------------------------------------
  Investment Grade

  AAA......................  Highest credit quality. Denotes the lowest expectation of credit risk. Exceptionally strong capacity for payment of financial commitments.

  AA.......................  Very high credit quality. Denotes expectations of very low credit risk. Very strong capacity for payment of financial commitments.

  A........................  High credit quality. Denotes expectations of low credit risk.
                             Strong capacity for payment of financial commitments. May be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

  BBB......................  Good credit quality. Currently expectations of low credit risk.
                             Capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity than is the case for higher ratings.

  Non-Investment Grade

  BB.......................  Speculative. Indicates possibility of credit risk developing, particularly as the result of adverse economic change over time.
                             Business or financial alternatives may be available to allow financial commitments to be met.

  B........................  Highly speculative. May indicate distressed or defaulted obligations with potential for extremely high recoveries.

  CCC......................  May indicate distressed or defaulted obligations with potential for superior to average levels of recovery.

  CC.......................  May indicate distressed or defaulted obligations with potential for average or below-average levels of recovery.

  C........................  May indicate distressed or defaulted obligations with potential for below-average to poor recoveries.

  D........................  In default.

MOODY'S INVESTORS
SERVICE, INC.

  BOND RATING                EXPLANATION
  --------------------------------------------------------------------------------------------
  Investment Grade

  Aaa......................  Highest quality, smallest degree of investment risk.

  Aa.......................  High quality; together with Aaa bonds, they compose the high-
                             grade bond group.

  A........................  Upper to medium-grade obligations; many favorable investment attributes.

  Baa......................  Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be
                             unreliable over any great length of time.

  Non-Investment Grade

  Ba.......................  More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.

  B........................  Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or
                             maintenance of other contract terms over time.

  Caa......................  Poor standing, may be in default; elements of danger with respect to principal or interest payments.

  Ca.......................  Speculative in a high degree; could be in default or have other marked shortcomings.

  C........................  Lowest rated; extremely poor prospects of ever attaining investment standing.




  Unrated securities will be treated as non-investment grade securities unless the portfolio managers and/or investment personnel determine that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies ("split rated securities"), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security; (ii) the lowest rating if only two agencies provide a rating for the security; or (iii) the rating assigned if only one agency rates the security.

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60

                       This page intentionally left blank.

                                  (JANUS LOGO)


                               JANUS.COM/INFO


                               151 Detroit Street
                               Denver, Colorado 80206-4805
                               1-877-335-2687

                                 May 1, 2009



                                 Modular Portfolio Construction(R) Portfolio






                               JANUS ASPEN SERIES
                                 SERVICE SHARES

                       Statement of Additional Information




  This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus for the Service Shares (the "Shares") of Modular Portfolio Construction Portfolio, which is a separate series of Janus Aspen Series, a Delaware statutory trust (the "Trust"). This series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. Janus Capital Management LLC ("Janus Capital") is the investment adviser of the Portfolio. In addition, subadvisers are responsible for the day-to-day operations of certain underlying funds.


  Shares of the Portfolio may be purchased only by separate accounts of insurance companies for the purpose of funding variable life insurance policies and variable annuity contracts (collectively, "variable insurance contracts") and by certain qualified retirement plans.


  This SAI is not a Prospectus and should be read in conjunction with the Portfolio's Prospectus dated May 1, 2009, and any supplements thereto, which are incorporated by reference into this SAI and may be obtained from your insurance company or plan sponsor, or by contacting a Janus representative at 1-877-335-2687. This SAI contains additional and more detailed information about the Portfolio's operations and activities than the Prospectus. The Annual and Semiannual Reports (as they become available), which contain important financial information about the Portfolios, are incorporated by reference into this SAI and are also available, without charge, from your plan sponsor, or other financial intermediary, at janus.com/info, or by contacting a Janus representative at 1-877-335-2687.

(JANUS LOGO)

TABLE OF CONTENTS
--------------------------------------------------------------------------------




Classification, Investment Policies and Restrictions, and Investment
Strategies and Risks.........................................................     2

Investment Adviser...........................................................    38

Custodian, Transfer Agent, and Certain Affiliations..........................    44

Portfolio Transactions and Brokerage.........................................    45

Trustees and Officers........................................................    46

Shares of the Trust..........................................................    54
  Net Asset Value Determination..............................................    54
  Purchases..................................................................    54
  Distribution and Shareholder Servicing Plan................................    55
  Redemptions................................................................    55

Income Dividends, Capital Gains Distributions, and Tax Status................    57

Principal Shareholders.......................................................    60

Miscellaneous Information....................................................    61
  Shares of the Trust........................................................    61
  Shareholder Meetings.......................................................    61
  Voting Rights..............................................................    61
  Independent Registered Public Accounting Firm..............................    62
  Registration Statement.....................................................    62

Financial Statements.........................................................    63

Appendix A...................................................................    64
  Explanation of Rating Categories...........................................    64

CLASSIFICATION, INVESTMENT POLICIES AND RESTRICTIONS,
AND INVESTMENT STRATEGIES AND RISKS
--------------------------------------------------------------------------------


JANUS ASPEN SERIES

  This Statement of Additional Information includes information about Modular Portfolio Construction Portfolio ("MPC Portfolio" or the "Portfolio"), which is a series of the Trust, an open-end, management investment company.

  The Portfolio's adviser, Janus Capital, intends to operate the Portfolio as a "fund of funds," meaning that substantially all of the Portfolio's assets will be invested in other Janus mutual funds it advises (the "underlying funds"), as described in the Portfolio's Prospectuses. Additional detail about each of the underlying funds is available in their respective prospectuses and SAIs.

CLASSIFICATION

  The Investment Company Act of 1940, as amended ("1940 Act"), classifies mutual funds as either diversified or nondiversified. The Portfolio is classified as diversified.

SUBADVISERS OF CERTAIN UNDERLYING FUNDS

  UNDERLYING FUNDS SUBADVISED BY INTECH. INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC) is the investment subadviser for Janus Adviser INTECH Risk-Managed Core Fund, Janus Adviser INTECH Risk-Managed Growth Fund, Janus Adviser INTECH Risk-Managed International Fund, Janus Adviser INTECH Risk-Managed Value Fund, and INTECH Risk-Managed Core Fund (together, the "Risk-Managed Funds").


  UNDERLYING FUNDS SUBADVISED BY PERKINS. Perkins Investment Management LLC ("Perkins") (formerly named Perkins, Wolf, McDonnell and Company, LLC) is the investment subadviser for Janus Adviser Perkins Large Cap Value Fund, Janus Adviser Perkins Mid Cap Value Fund, Janus Aspen Perkins Mid Cap Value Portfolio, and Perkins Mid Cap Value Fund (together, the "Value Funds").


INVESTMENT POLICIES AND RESTRICTIONS APPLICABLE TO THE PORTFOLIO

  The Portfolio is subject to certain fundamental policies and restrictions that may not be changed without shareholder approval. Shareholder approval means approval by the lesser of: (i) more than 50% of the outstanding voting securities of the Trust (or the Portfolio or class of shares if a matter affects just the Portfolio or that class of shares) or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or the Portfolio or class of shares) are present or represented by proxy. The following policies are fundamental policies of the Portfolio.

  (1) With respect to 75% of its total assets, the Portfolio may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities, or repurchase agreements collateralized by U.S. Government securities, and securities of other investment companies) if:
  (a) such purchase would, at the time, cause more than 5% of the Portfolio's total assets taken at market value to be invested in the securities of such issuer or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio.

  The Portfolio may not:

  (2) Invest 25% or more of the value of its total assets in any particular industry (other than U.S. Government securities) provided that investments in other investment companies shall not be considered an investment in any particular industry for purposes of this investment limitation.

  (3) Invest directly in real estate or interests in real estate; however, the Portfolio may own debt or equity securities issued by companies engaged in those businesses.

  (4) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Portfolio from purchasing or selling foreign currencies, options, futures, swaps, forward contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

  (5) Lend any security or make any other loan if, as a result, more than one-third of the Portfolio's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities, or loans, including assignments and participation interests).

  (6) Act as an underwriter of securities issued by others, except to the extent that the Portfolio may be deemed an underwriter in connection with the disposition of its portfolio securities.

  (7) Borrow money except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of the Portfolio's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions or futures, options, swaps, or forward transactions. The Portfolio may not issue "senior securities" in contravention of the 1940 Act.

  As a fundamental policy, the Portfolio may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and limitations as the Portfolio.


  The Board of Trustees ("Trustees") have adopted additional investment restrictions for the Portfolio. These restrictions are operating policies of the Portfolio and may be changed by the Trustees without shareholder approval. The additional restrictions adopted by the Trustees to date include the following:


  (1) The Portfolio may sell securities short if it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short without the payment of any additional consideration therefor ("short sales against the box"). In addition, the Portfolio may engage in short sales other than against the box, which involve selling a security that the Portfolio borrows and does not own. The total market value of all of the Portfolio's short sales other than against the box positions will not exceed 10% of its net assets. Transactions in futures, options, swaps, and forward contracts are not deemed to constitute selling securities short.

  (2) The Portfolio does not intend to purchase securities on margin, except that the Portfolio may obtain such short term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions involving short sales, futures, options, swaps, forward contracts, and other permitted investment techniques shall not be deemed to constitute purchasing securities on margin.

  (3) The Portfolio may not mortgage or pledge any securities owned or held by the Portfolio in amounts that exceed, in the aggregate, 15% of the Portfolio's net asset value ("NAV"), provided that this limitation does not apply to: reverse repurchase agreements; deposits of assets to margin; guarantee positions in futures, options, swaps, or forward contracts; or the segregation of assets in connection with such contracts.

  (4) The Portfolio does not currently intend to purchase any security or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Portfolio's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for: securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities"), or any successor to such rule; Section 4(2) commercial paper; and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

  (5) The Portfolio may not invest in companies for the purpose of exercising control of management.

  Unless otherwise stated, except for the policies with respect to investments in illiquid securities and borrowing, the percentage limitations included in these policies and elsewhere in the SAI and prospectus normally apply only at the time of purchase of a security. So, for example, if the Portfolio or an underlying fund exceeds a limit as a result of market fluctuations or the sale of other securities, it will not be required to dispose of any securities.

  Under the terms of an exemptive order received from the Securities and Exchange Commission ("SEC"), the Portfolio may borrow money from or lend money to other funds that permit such transactions and for which Janus Capital or one of its affiliates serves as investment adviser. All such borrowing and lending will be subject to the above limits and to the limits and other conditions in such exemptive order. The Portfolio will borrow money through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight but can have a maximum duration of seven days. The Portfolio will lend through the program only when the returns are higher than those available from other short-term instruments (such as repurchase agreements). The Portfolio may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Portfolio could result in a lost investment opportunity or additional borrowing costs.

  For the purposes of these investment restrictions, the identification of the issuer of a municipal obligation depends on the terms and conditions of the security. When assets and revenues of a political subdivision are separate from those of the government that created the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by assets and revenues of a nongovernmental user, then the nongovernmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees the security, the guarantee would be considered a separate security that would be treated as an issue of the guaranteeing entity.

  For purposes of the Portfolio's policies on investing in particular industries, the Portfolio invests in underlying funds that rely primarily on industry or industry group classifications as published by Bloomberg L.P. To the extent that Bloomberg L.P. industry classifications are so broad that the primary economic characteristics in a single class are materially different, the underlying funds may further classify issuers in accordance with industry classifications as published by the SEC.

INVESTMENT STRATEGIES AND RISKS OF THE PORTFOLIO AND THE UNDERLYING FUNDS

  This section discusses investment strategies of the Portfolio. These strategies may also apply to the underlying funds in which MPC Portfolio may invest. This section also details the risks associated with each investment strategy because each investment vehicle and technique contributes to MPC Portfolio's overall risk profile.

Diversification

  Diversification is a way to reduce risk by investing in a broad range of stocks or other securities. An underlying fund that is classified as "nondiversified" has the ability to take larger positions in a smaller number of issuers than an underlying fund that is classified as "diversified." This gives an underlying fund which is classified as nondiversified more flexibility to focus its investments in companies that the portfolio managers and/or investment personnel have identified as the most attractive for the investment objective and strategy of the underlying fund. However, because the appreciation or depreciation of a single security may have a greater impact on the NAV of an underlying fund which is classified as nondiversified, its share price can be expected to fluctuate more than a comparable underlying fund which is classified as diversified. This fluctuation, if significant, may affect the performance of an underlying fund.

Cash Position

  As discussed in the Portfolio's Prospectuses and the underlying funds' prospectuses, the Portfolio's or an underlying fund's cash position may temporarily increase under various circumstances. Securities that the Portfolio or the underlying funds may invest in as a means of receiving a return on idle cash include domestic or foreign currency denominated commercial paper, certificates of deposit, repurchase agreements, or other short-term debt obligations. These securities may include U.S. and foreign short-term cash instruments. The Portfolio or underlying fund may also invest in money market funds, including funds managed by Janus Capital. (Refer to "Investment Company Securities.")

  The underlying Risk-Managed Funds, subadvised by INTECH, normally remain as fully invested as possible and do not seek to lessen the effects of a declining market through hedging or temporary defensive positions. These underlying funds may use exchange-traded funds as well as futures, options, and other derivatives, to gain exposure to the stock market pending investment of cash balances or to meet liquidity needs. These underlying funds may invest in U.S. Government securities and other short-term, interest-bearing securities without regard to the underlying funds' otherwise applicable percentage limits, policies, or their normal investment emphasis, when INTECH believes market, economic, or political conditions warrant a temporary defensive position.

Repurchase and Reverse Repurchase Agreements

  In a repurchase agreement, the Portfolio or an underlying fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause the Portfolio or an underlying fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, the Portfolio or an underlying fund may encounter delays and incur costs in liquidating the underlying security. Repurchase agreements that mature in more than seven days are subject to the 15% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of the Portfolio and the underlying funds to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital.


  Reverse repurchase agreements are transactions in which the Portfolio or an underlying fund sells a security and simultaneously commits to repurchase that security from the buyer, such as a bank or broker-dealer, at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Portfolio or an underlying fund will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities, or to earn additional income on portfolio securities, such as Treasury bills or notes.



  Generally, a reverse repurchase agreement enables the Portfolio or an underlying fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Portfolio or the underlying fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by the Portfolio or the underlying fund with those monies. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense of the reverse repurchase agreement transaction. This technique may also have a leveraging effect on the Portfolio's holdings or the underlying fund's portfolio, although the Portfolio's or the underlying fund's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect. While a reverse repurchase agreement is outstanding, the Portfolio or the underlying fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. The Portfolio or the underlying fund will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy.


INVESTMENT STRATEGIES AND RISKS OF THE UNDERLYING FUNDS


  MPC Portfolio is a "fund of funds" that invests primarily in underlying funds and normally does not directly invest in the securities or use the investment techniques described in this section. MPC Portfolio may, to a limited extent, invest in other securities. This section discusses investment strategies of the underlying funds in which MPC Portfolio may invest. This section also details the risks associated with each investment strategy because each investment vehicle and technique contributes to MPC Portfolio's overall risk profile.


Illiquid Investments

  Each underlying fund (except money market funds) may invest up to 15% of its net assets in illiquid investments (i.e., securities that are not readily marketable). Money market funds may only invest up to 10% of their net assets in illiquid securities. The Trustees have authorized Janus Capital to make liquidity determinations with respect to certain securities, including Rule 144A Securities, commercial paper, and municipal lease obligations purchased by the underlying funds. Under the guidelines established by the Trustees, Janus Capital will consider the following factors: (i) the frequency of trades and quoted prices for the security; (ii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers;
  (iii) the willingness of dealers to undertake to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer. In the case of commercial paper, Janus Capital will also consider whether the paper is traded flat or in default as to principal and interest and any ratings of the paper by a nationally recognized statistical rating organization ("NRSRO"). Investments in Rule 144A Securities could have the effect of increasing the level of a fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Certain securities previously deemed liquid may become illiquid in any subsequent assessment of the foregoing factors or other changes affecting the security.

  Foreign securities that may be freely traded on or through the facilities of an offshore exchange or other established offshore securities market are not restricted under the underlying funds' liquidity procedures if traded in that market. Such securities will be treated as "restricted" if traded in the United States because foreign securities are not registered for sale under the U.S. Securities Act of 1933, as amended (the "1933 Act").

  If illiquid securities exceed 15% of an underlying fund's net assets after the time of purchase, the underlying fund will take steps to reduce in an orderly fashion its holdings of illiquid securities. Because illiquid securities may not be readily marketable, the portfolio managers and/or investment personnel may not be able to dispose of them in a timely manner. As a result, the underlying fund may be forced to hold illiquid securities while their price depreciates. Depreciation in the price of illiquid securities may cause the NAV of an underlying fund to decline.

  Each underlying fund may invest up to 5% of its total assets in venture capital investments measured at the time of an investment. A later increase or decrease in this percentage resulting from changes in values of assets will not constitute a violation of such limitation. Each underlying fund may make an initial investment of up to 0.5% of its total assets in any one venture capital company. An underlying fund may not invest in aggregate more than 1% of its total assets, measured at the time of the subsequent purchase, in any one venture capital company.

  Venture capital investments are investments in new and early stage companies whose securities are not publicly traded. These investments may present significant opportunities for capital appreciation but involve a high degree of risk that can result in substantial losses. The underlying funds may not be able to sell such investments when the portfolio managers and/or investment personnel deem it appropriate to do so due to restrictions on their sale. In addition, the underlying funds may be forced to sell their venture capital investments at less than fair market value. Where venture capital investments must be registered prior to their sale, the underlying funds may be obligated to pay all or part of the registration expenses. Any of these situations may result in a decrease in an underlying fund's NAV.

Securities Lending


  Under procedures adopted by its Trustees, an underlying fund may seek to earn additional income by lending securities to qualified parties (typically brokers or other financial institutions) who need to borrow securities in order to complete certain transactions such as covering short sales, avoiding failures to deliver securities, or completing arbitrage activities. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. The underlying fund does not have the right to vote on securities while they are being lent; however, it may attempt to call back the loan and vote the proxy if time permits. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. Cash collateral may be invested as permitted by the 1940 Act and rules promulgated thereunder. Cash collateral may also be invested in non-affiliated money market funds or other accounts.


Foreign Securities

  Within the parameters of its specific investment policies, each underlying fund, including each Risk Managed Fund to the extent that foreign securities may be included in its respective benchmark index, may invest in foreign securities either indirectly (e.g., depositary receipts, depositary shares, and passive foreign investment companies) or directly in foreign markets, including emerging markets. Investments in foreign securities, including those of foreign governments, may involve greater risks than investing in domestic securities because an underlying fund's performance may depend on factors other than the performance of a particular company. These factors include:

  CURRENCY RISK. As long as an underlying fund holds a foreign security, its value will be affected by the value of the local currency relative to the U.S. dollar. When an underlying fund sells a foreign currency denominated security, its value may be worth less in U.S. dollars even if the security increases in value in its home country. U.S. dollar-denominated securities of foreign issuers may also be affected by currency risk due to the overall impact of exposure to the issuer's local currency.

  POLITICAL AND ECONOMIC RISK. Foreign investments may be subject to heightened political and economic risks, particularly in emerging markets which may have relatively unstable governments, immature economic structures, national policies restricting investments by foreigners, different legal systems, and economies based on only a few industries. In some countries, there is the risk that the government may take over the assets or operations of a company or that the government may impose taxes or limits on the removal of an underlying fund's assets from that country.

  REGULATORY RISK. There may be less government supervision of foreign markets. As a result, foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices applicable to domestic issuers, and there may be less publicly available information about foreign issuers.

  FOREIGN MARKET RISK. Foreign securities markets, particularly those of emerging market countries, may be less liquid and more volatile than domestic markets. Certain markets may require payment for securities before delivery, and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. Such factors may hinder an underlying fund's ability to buy and sell emerging market securities in a timely manner, affecting the underlying fund's investment strategies and potentially affecting the value of the underlying fund.

  TRANSACTION COSTS. Costs of buying, selling, and holding foreign securities, including brokerage, tax, and custody costs, may be higher than those involved in domestic transactions.


  EMERGING MARKETS. Within the parameters of their specific investment policies, the underlying funds, particularly Global Life Sciences Portfolio, Global Technology Portfolio, Overseas Portfolio, Worldwide Portfolio, Janus Adviser International Forty Fund, Janus Adviser International Growth Fund, Janus Adviser Worldwide Fund, Janus Global Life Sciences Fund, Janus Global Opportunities Fund, Janus Global Research Fund, Janus Global Technology Fund, Janus Overseas Fund, and Janus Worldwide Fund, may invest their assets in a company or companies from one or more "developing countries" or "emerging markets." Such countries include, but are not limited to, countries included in the Morgan Stanley Capital International ("MSCI") Emerging Markets Index(SM). The underlying Janus Adviser Global Real Estate Fund and Janus Adviser International Equity Fund will normally limit their investments in emerging market countries to 15% of their net assets. The underlying Janus Adviser Contrarian Fund, Janus Adviser Growth and Income Fund, Janus Adviser Long/Short Fund, Janus Adviser Orion Fund, Janus Adviser Small-Mid Growth Fund, Janus Contrarian Fund, Janus Growth and Income Fund, Janus Orion Fund, and Janus Research Fund have, at times, invested a significant portion of their assets in emerging markets and may continue to do so. Investing in emerging markets involves certain risks not typically associated with investing in the United States and imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. In many developing markets, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers, and listed companies than in more developed markets. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on an underlying fund's investments. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation or deflation for many years, and future inflation may adversely affect the economies and securities markets of such countries. The securities markets of many of the countries in which the underlying funds may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States. In the event of a default on any investments in foreign debt obligations, it may be more difficult for the underlying funds to obtain or to enforce a judgment against the issuers of such securities. In addition, there may be little financial or accounting information available with respect to issuers of emerging market securities, and it may be difficult as a result to assess the value of an investment in such securities. The underlying funds may be subject to emerging markets risk to the extent that they invest in companies which are not considered to be from emerging markets, but which have customers, products, or transactions associated with emerging markets. A summary of each underlying fund's investments by country is contained in the underlying funds' shareholder reports and Form N-Q reports, which are filed with the SEC.


Borrowing

  The underlying Janus Adviser Long/Short Fund may borrow money from banks for investment purposes to the extent permitted by the 1940 Act. This practice is known as leverage. Currently, under the 1940 Act, a fund may borrow from banks up to one-third of its total assets (including the amount borrowed) provided that it maintains continuous asset coverage of 300% with respect to such borrowings and sells (within three days) sufficient portfolio holdings to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise, even if disadvantageous from an investment standpoint. Each underlying fund may borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities or for other temporary or emergency purposes. This allows an underlying fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

  The use of borrowing by the underlying Janus Adviser Long/Short Fund involves special risk considerations that may not be associated with other underlying funds having similar policies. Because substantially all of an underlying fund's assets fluctuate in value, whereas the interest obligation resulting from a borrowing will be fixed by the terms of the underlying fund's agreement with its lender, the NAV per share of the underlying fund will tend to increase more when its portfolio securities increase in value and decrease more when its portfolio securities decrease in value than would otherwise be the case if the underlying fund did not borrow funds. In addition, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, an underlying fund might have to sell portfolio securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales. The interest that the underlying fund must pay on borrowed money, together with any additional fees to maintain a line of credit or any minimum average balances required to be maintained, are additional costs that will reduce or eliminate any net investment income and may also offset any potential capital gains. Unless the appreciation and income, if any, on assets acquired with borrowed funds exceed the costs of borrowing, the use of leverage will diminish the investment performance of an underlying fund compared with what it would have been without leverage.

Short Sales

  Each underlying fund, with the exception of the Risk-Managed Funds, may engage in "short sales against the box." This technique involves either selling short a security that an underlying fund owns, or selling short a security that the underlying fund has the right to obtain, for delivery at a specified date in the future. An underlying fund does not deliver from its portfolio the securities sold short and does not immediately receive the proceeds of the short sale. An underlying fund borrows the securities sold short and receives proceeds from the short sale only when it delivers the securities to the lender. If the value of the securities sold short increases prior to the scheduled delivery date, an underlying fund loses the opportunity to participate in the gain.

  Each underlying fund, except the Risk-Managed Funds, may also engage in other short sales. An underlying fund may engage in short sales when the portfolio managers and/or investment personnel anticipate that a security's market purchase price will be less than its borrowing price. In a short sale transaction, an underlying fund sells a security it does not own to a purchaser at a specified price. To complete a short sale, an underlying fund must: (i) borrow the security to deliver it to the purchaser and (ii) buy that same security in the market to return it to the lender. Short sales involve the same fundamental risk as short sales against the box, as described in the previous paragraph. In addition, an underlying fund may incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the underlying fund replaces the borrowed security, and the underlying fund may realize a gain if the security declines in price between those same dates. Although an underlying fund's potential for gain as a result of a short sale is limited to the price at which it sold the security short less the cost of borrowing the security, the potential for loss is theoretically unlimited because there is no limit to the cost of replacing the borrowed security. To borrow the security, an underlying fund may also be required to pay a premium, which would increase the cost of the security sold.

  The underlying funds may not always be able to close out a short position at a particular time or at an acceptable price. A lender may request that the borrowed securities be returned to it on short notice, and an underlying fund may have to buy the borrowed securities at an unfavorable price. If this occurs at a time when other short sellers of the same security also want to close out their positions, it is more likely that an underlying fund will have to cover its short sale at an unfavorable price and potentially reduce or eliminate any gain, or cause a loss, as a result of the short sale.

  Until an underlying fund closes its short position or replaces the borrowed security, the underlying fund may designate liquid assets it owns (other than the short sale proceeds) as segregated assets to the books of the broker and/or its custodian in an amount equal to its obligation to purchase the securities sold short, as required by the 1940 Act. The amount segregated in this manner is expected to be increased or decreased each business day equal to the change in market value of the underlying fund's obligation to purchase the security sold short. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out. If the lending broker requires the underlying fund to deposit additional collateral (in addition to the short sales proceeds that the broker holds during the period of the short sale), which may be as much as 50% of the value of the securities sold short, the amount of the additional collateral may be deducted in determining the amount of cash or liquid assets the underlying fund is required to segregate to cover the short sale obligation pursuant to the 1940 Act. The amount segregated must be unencumbered by any other obligation or claim other than the obligation that is being covered. The underlying funds believe that short sale obligations that are covered, either by an offsetting asset or right (acquiring the security sold short or having an option to purchase the security sold short at an exercise price that covers the obligation), or by an underlying fund's segregated asset procedures (or a combination thereof), are not senior securities under the 1940 Act and are not subject to the underlying fund's borrowing restrictions. This requirement to segregate assets limits an underlying fund's leveraging of its investments and the related risk of losses from leveraging. An underlying fund also is required to pay the lender of the security any dividends or interest that accrues on a borrowed security during the period of the loan. Depending on the arrangements made with the broker or custodian, an underlying fund may or may not receive any payments (including interest) on collateral it has deposited with the broker. With the exception of the underlying Janus Adviser Long/Short Fund, the total market value of all of an underlying fund's short sale positions will not exceed 10% of its net assets.

Zero Coupon, Step Coupon, and Pay-In-Kind Securities


  Within the parameters of its specific investment policies, each underlying fund, with the exception of the Risk-Managed Funds, may invest up to 10% (without limit for Flexible Bond Portfolio, Janus Adviser Flexible Bond Fund, Janus Adviser High-Yield Fund, Janus Flexible Bond Fund, and Janus High-Yield
  Fund) of its net assets in zero coupon, step coupon, and pay-in-kind securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds are high-quality issues with above-market interest rates and a coupon that increases over the life of the bond. They may pay monthly, semiannual, or annual interest payments. On the date of each coupon payment, the issuer decides whether to call the bond at par or whether to extend it until the next payment date at the new coupon rate. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made. For the purposes of any underlying fund's restriction on investing in income-producing securities, income-producing securities include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).


  Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, and the regulations thereunder, an underlying fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because an underlying fund will not receive cash payments on a current basis with respect to accrued original-issue discount on zero coupon bonds or step coupon bonds during the period before interest payments begin, in some years that underlying fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Internal Revenue Code. An underlying fund might obtain such cash from selling other portfolio holdings, which may cause that underlying fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which underlying fund expenses could be allocated and to reduce the rate of return for that underlying fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for an underlying fund to sell the securities at the time.

  Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Pass-Through Securities

  The underlying funds, with the exception of the Risk-Managed Funds, may invest in various types of pass-through securities, such as mortgage-backed securities, asset-backed securities, credit-linked trust certificates, traded custody receipts, and participation interests. A pass-through security is a share or certificate of interest in a pool of debt obligations that have been repackaged by an intermediary, such as a bank or broker-dealer. The purchaser of a pass-through security receives an undivided interest in the underlying pool of securities. The issuers of the underlying securities make interest and principal payments to the intermediary which are passed through to purchasers, such as the underlying funds. The most common type of pass-through securities are mortgage-backed securities. Government National Mortgage Association ("Ginnie Mae") Certificates are mortgage-backed securities that evidence an undivided interest in a pool of mortgage loans. Ginnie Mae Certificates differ from bonds in that principal is paid back monthly by the borrowers over the term of the loan rather than returned in a lump sum at maturity. An underlying fund will generally purchase "modified pass-through" Ginnie Mae Certificates, which entitle the holder to receive a share of all interest and principal payments paid and owned on the mortgage pool, net of fees paid to the "issuer" and Ginnie Mae, regardless of whether or not the mortgagor actually makes the payment. Ginnie Mae Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government.

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  The Federal Home Loan Mortgage Corporation ("Freddie Mac") issues two types of mortgage pass-through securities: mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble Ginnie Mae Certificates in that each PC represents a pro rata share of all interest and principal payments made and owned on the underlying pool. Freddie Mac guarantees timely payments of interest on PCs and the full return of principal. GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semiannually and return principal once a year in guaranteed minimum payments. This type of security is guaranteed by Freddie Mac as to timely payment of principal and interest, but it is not guaranteed by the full faith and credit of the U.S. Government.

  The Federal National Mortgage Association ("Fannie Mae") issues guaranteed mortgage pass-through certificates ("Fannie Mae Certificates"). Fannie Mae Certificates resemble Ginnie Mae Certificates in that each Fannie Mae Certificate represents a pro rata share of all interest and principal payments made and owned on the underlying pool. This type of security is guaranteed by Fannie Mae as to timely payment of principal and interest, but it is not guaranteed by the full faith and credit of the U.S. Government.

  On September 7, 2008, the Federal Housing Finance Agency ("FHFA"), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae and Freddie Mac's assets, and placing them in a sound and solvent condition. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. The effect that the FHFA's conservatorship will have on Fannie Mae and Freddie Mac's debt and equities is unclear.

  Except for GMCs, each of the mortgage-backed securities described above is characterized by monthly payments to the holder, reflecting the monthly payments made by the borrowers who received the underlying mortgage loans. The payments to the security holders (such as the underlying funds), like the payments on the underlying loans, represent both principal and interest. Although the underlying mortgage loans are for specified periods of time, such as 20 or 30 years, the borrowers can, and typically do, pay them off sooner. Thus, the security holders frequently receive prepayments of principal in addition to the principal that is part of the regular monthly payments. The portfolio managers and/or investment personnel will consider estimated prepayment rates in calculating the average-weighted maturity of an underlying fund. A borrower is more likely to prepay a mortgage that bears a relatively high rate of interest. This means that in times of declining interest rates, higher yielding mortgage-backed securities held by an underlying fund might be converted to cash, and the underlying fund will be forced to accept lower interest rates when that cash is used to purchase additional securities in the mortgage-backed securities sector or in other investment sectors. Additionally, prepayments during such periods will limit an underlying fund's ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

  The underlying funds' investments in mortgage-backed securities may be backed by subprime mortgages. Subprime mortgages are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. Investments in mortgage-backed securities comprised of subprime mortgages may be subject to a higher degree of credit risk, valuation risk, and liquidity risk.

  Asset-backed securities represent interests in pools of consumer loans and are backed by paper or accounts receivables originated by banks, credit card companies, or other providers of credit. Generally, the originating bank or credit provider is neither the obligor nor the guarantor of the security, and interest and principal payments ultimately depend upon payment of the underlying loans by individuals. Tax-exempt asset-backed securities include units of beneficial interests in pools of purchase contracts, financing leases, and sales agreements that may be created when a municipality enters into an installment purchase contract or lease with a vendor. Such securities may be secured by the assets purchased or leased by the municipality; however, if the municipality stops making payments, there generally will be no recourse against the vendor. The market for tax-exempt, asset-backed securities is still relatively new. These obligations are likely to involve unscheduled prepayments of principal.

  The underlying funds, with the exception of the Risk-Managed Funds, also may invest in pass-through securities, which are interests evidencing direct ownership of a pool of debt securities. Holders of the interests are entitled to receive distributions of interest, principal, and other payments on each of the underlying debt securities (less expenses), and in some cases distributions of the underlying debt securities. The underlying debt securities have a specified maturity but are subject to prepayment risk because if an issuer prepays the principal, an underlying fund may have additional cash to invest at a time when prevailing interest rates have declined and reinvestment of such additional funds is made at a lower rate. The value of the underlying debt securities may change due to changes in market interest rates. If interest rates rise, the value of the underlying debt securities, and therefore the value of the pass-through security, may decline. If the



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  underlying debt securities are high-yield securities, the risks associated with high-yield/high-risk securities discussed in this SAI and in the underlying funds' prospectuses may apply.

Investment Company Securities

  MPC Portfolio may invest up to 100% of its total assets in other Janus funds in reliance on Section 12(d)(1)(G) and Rule 12d1-2 of the 1940 Act.

  From time to time, the underlying funds may invest in securities of other investment companies, subject to the provisions of the 1940 Act and any applicable SEC exemptive orders. Section 12(d)(1) of the 1940 Act prohibits an underlying fund from acquiring: (i) more than 3% of another investment company's voting stock; (ii) securities of another investment company with a value in excess of 5% of an underlying fund's total assets; or (iii) securities of such other investment company and all other investment companies owned by an underlying fund having a value in excess of 10% of the underlying fund's total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to an underlying fund if, after the sale: (i) the underlying fund owns more than 3% of the other investment company's voting stock or (ii) the underlying fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. The underlying funds may not acquire the securities of other investment companies or registered unit investment trusts in excess of the limits of Section 12(d)(1) of the 1940 Act in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1). The underlying funds may invest their cash holdings in affiliated or non-affiliated money market funds as part of a cash sweep program. The underlying funds may purchase unlimited shares of affiliated or non-affiliated money market funds and of other funds managed by Janus Capital as permitted by the 1940 Act and rules promulgated thereunder and/or an SEC exemptive order. To the extent the underlying funds invest in money market funds or other funds, the underlying funds will be subject to the same risks that investors experience when investing in such other funds. These risks may include the impact of significant fluctuations in assets as a result of the cash sweep program or purchase and redemption activity by affiliated or non-affiliated shareholders in such other funds. Additionally, as the adviser to the underlying funds and the money market funds or other funds or investment vehicles in which the underlying funds may invest, Janus Capital has an inherent conflict of interest because it has fiduciary duties to both the underlying funds and the money market funds and other funds.

  Investment companies may include index-based investments such as exchange-traded funds ("ETFs"), which hold substantially all of their assets in investments representing specific indices. The main risk of investing in index-based investments is the same as investing in a portfolio of investments comprising the index. As a shareholder of another investment company, an underlying fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the underlying fund bears directly in connection with its own operation. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio investments and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index. Some ETFs have obtained exemptive orders permitting other investment companies, such as the underlying funds, to acquire their securities in excess of the limits of the 1940 Act.

Exchange-Traded Notes

  The Portfolio may invest directly in exchange-traded notes ("ETNs"), which are senior, unsecured, unsubordinated debt securities whose returns are linked to a particular index and provide exposure to the total returns of various market indices, including indices linked to stocks, bonds, commodities and currencies. This type of debt security differs from other types of bonds and notes. ETN returns are based upon the performance of a market index minus applicable fees; no period coupon payments are distributed and no principal protections exist. ETNs do not pay cash distributions. Instead, the value of dividends, interest, and investment gains are captured in the funds' total return. The Portfolio will invest in these securities when desiring exposure to debt securities or commodities. When evaluating ETNs for investment, Janus Capital will consider the potential risks involved, expected tax efficiency, rate of return, and credit risk. When the Portfolio invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. There may be restrictions on the Portfolio's right to redeem its investment in an ETN, which are meant to be held until maturity. The Portfolio's decision to sell its ETN holdings may be limited by the availability of a secondary market.




                                                                              11

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Depositary Receipts

  The underlying funds, including each Risk-Managed Fund to the extent that they may be included in its benchmark index, may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. The underlying funds may also invest in European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), and in other similar instruments representing securities of foreign companies. EDRs and GDRs are securities that are typically issued by foreign banks or foreign trust companies, although U.S. banks or U.S. trust companies may issue them. EDRs and GDRs are structured similarly to the arrangements of ADRs. EDRs, in bearer form, are designed for use in European securities markets.

  Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency. The risks of foreign investing are addressed in some detail in the underlying funds' prospectuses.

U.S. Government Securities

  To the extent permitted by its investment objective and policies, each underlying fund, particularly Janus Adviser Balanced Fund, Janus Adviser Flexible Bond Fund, Janus Balanced Fund, Janus Flexible Bond Fund, and Janus Short-Term Bond Fund, may invest in U.S. Government securities. The 1940 Act defines U.S. Government securities to include securities issued or guaranteed by the U.S. Government, its agencies, and its instrumentalities. U.S. Government securities may also include repurchase agreements collateralized by and municipal securities escrowed with or refunded with U.S. Government securities. U.S. Government securities in which an underlying fund may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the U.S. Government, such as those issued or guaranteed by the Small Business Administration, Maritime Administration, Export-Import Bank of the United States, Farmers Home Administration, Federal Housing Administration, and Ginnie Mae. In addition, U.S. Government securities in which an underlying fund may invest include securities backed only by the rights of the issuers to borrow from the U.S. Treasury, such as those issued by the Federal Farm Credit Bank, Federal Intermediate Credit Banks, Tennessee Valley Authority, and Freddie Mac. Securities issued by Fannie Mae, the Federal Home Loan Banks, and the Student Loan Marketing Association ("Sallie Mae") are supported by the discretionary authority of the U.S. Government to purchase the obligations. There is no guarantee that the U.S. Government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. Government because the underlying funds must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment.

Municipal Obligations

  The underlying funds, with the exception of the Risk-Managed Funds, may invest in municipal obligations issued by states, territories, and possessions of the United States and the District of Columbia. The value of municipal obligations can be affected by changes in their actual or perceived credit quality. The credit quality of municipal obligations can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer's future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the security is issued, and the liquidity of the security. Because municipal securities are generally traded over-the-counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal obligations may be enhanced by demand features, which would enable an underlying fund to demand payment on short notice from the issuer or a financial intermediary.




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Other Income-Producing Securities

  Other types of income-producing securities that the underlying funds, with the exception of the Risk-Managed Funds, may purchase include, but are not limited to, the following types of securities:

  INVERSE FLOATERS. Inverse floaters are debt instruments whose interest bears an inverse relationship to the interest rate on another security. No underlying fund will invest more than 5% of its assets in inverse floaters. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, an underlying fund could lose money, or its NAV could decline by the use of inverse floaters.

  STANDBY COMMITMENTS. Standby commitments are the rights to sell a specified underlying security or securities within a specified period of time and at an exercise price equal to the amortized cost of the underlying security or securities plus accrued interest, if any, at the time of exercise, that may be sold, transferred, or assigned only with the underlying security or securities. A standby commitment entitles the holder to receive same day settlement and will be considered to be from the party to whom the investment company will look for payment of the exercise price.

  STRIP BONDS. Strip bonds are debt securities that are stripped of their interest (usually by a financial intermediary) after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturity.

  TENDER OPTION BONDS. Tender option bonds are relatively long-term bonds that are coupled with the option to tender the securities to a bank, broker-dealer, or other financial institution at periodic intervals and receive the face value of the bonds. This investment structure is commonly used as a means of enhancing a security's liquidity.

  The underlying funds will purchase standby commitments, tender option bonds, and instruments with demand features primarily for the purpose of increasing the liquidity of their portfolio holdings.

  VARIABLE AND FLOATING RATE OBLIGATIONS. These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. Variable and floating rate securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate (the "underlying index"). The floating rate tends to decrease the security's price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

  In order to most effectively use these investments, the portfolio managers and/or investment personnel must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the portfolio managers and/or investment personnel incorrectly forecast such movements, an underlying fund could be adversely affected by the use of variable or floating rate obligations.

Real Estate Investment Trusts ("REITs")

  Within the parameters of their specific investment policies, the underlying funds may invest in REITs. The underlying Janus Adviser Global Real Estate Fund may invest a significant amount of its assets in these types of securities. REITs are sometimes informally characterized as equity REITs, mortgage REITs, and hybrid REITs. Investment in REITs may subject an underlying fund to risks associated with the direct ownership of real estate, such as decreases in real estate values, overbuilding, increased competition, and other risks related to local or general economic conditions, increases in operating costs and property taxes, changes in zoning laws, casualty or condemnation losses, possible environmental liabilities, regulatory limitations on rent, and fluctuations in rental income. Equity REITs generally experience these risks directly through fee or leasehold interests, whereas mortgage REITs generally experience these risks indirectly through mortgage interests, unless the mortgage REIT forecloses on the underlying real estate. Changes in interest rates may also affect the value of an underlying fund's investment in REITs. For instance, during periods of declining interest rates, certain mortgage REITs may hold mortgages that the mortgagors elect to prepay, and prepayment may diminish the yield on securities issued by those REITs.

  Certain REITs have relatively small market capitalizations, which may tend to increase the volatility of the market price of their securities. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. REITs are also subject to heavy cash flow dependency, defaults by borrowers, and the possibility of failing to qualify for tax-free pass-through of



                                                                              13

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  income under the Internal Revenue Code and to maintain exemption from the registration requirements of the 1940 Act. By investing in REITs indirectly through an underlying fund, a shareholder will bear not only his or her proportionate share of the expenses of an underlying fund, but also, indirectly, similar expenses of the REITs. In addition, REITs depend generally on their ability to generate cash flow to make distributions to shareholders.


Mortgage Dollar Rolls


  The underlying Flexible Bond Portfolio, Janus Adviser Flexible Bond Fund, Janus Adviser Global Real Estate Fund, Janus Adviser High-Yield Fund, Janus Adviser Long/Short Fund, Janus Flexible Bond Fund, Janus High-Yield Fund, and Janus Short-Term Bond Fund may enter into "mortgage dollar rolls," which are similar to reverse repurchase agreements in certain respects. In a "mortgage dollar roll" transaction, an underlying fund sells a mortgage-related security (such as a Ginnie Mae security) to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a predetermined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which an underlying fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which an underlying fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the underlying fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to an underlying fund generally must: (i) be collateralized by the same types of underlying mortgages; (ii) be issued by the same agency and be part of the same program; (iii) have a similar original stated maturity; (iv) have identical net coupon rates; (v) have similar market yields (and, therefore, price); and (vi) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.


  An underlying fund's obligations under a dollar roll agreement must be covered by cash, U.S. Government securities, or other liquid high grade debt obligations equal in value to the securities subject to repurchase by an underlying fund, maintained in a segregated account. To the extent that the underlying fund collateralizes its obligations under a dollar roll agreement, the asset coverage requirements of the 1940 Act will not apply to such transactions. Furthermore, under certain circumstances, an underlying mortgage-backed security that is part of a dollar roll transaction may be considered illiquid. During the roll period, an underlying fund foregoes principal and interest paid on the mortgage-backed security. An underlying fund is compensated by the difference between the current sale price and the lower forward purchase price, often referred to as the "drop," as well as the interest earned on the cash proceeds of the initial sale.

  Successful use of mortgage dollar rolls depends on an underlying fund's ability to predict interest rates and mortgage payments. Dollar roll transactions involve the risk that the market value of the securities an underlying fund is required to purchase may decline below the agreed upon repurchase price.


Bank Loans



  The underlying Balanced Portfolio, Flexible Bond Portfolio, Janus Adviser Balanced Fund, Janus Adviser Flexible Bond Fund, Janus Adviser High-Yield Fund, Janus Balanced Fund, Janus Flexible Bond Fund, Janus High-Yield Fund, and Janus Short-Term Bond Fund (no more than 20% of an underlying fund's total assets), and Janus Adviser Long/Short Fund (no more than 5% of the underlying fund's total assets), may invest in bank loans, which include institutionally traded floating rate securities.



  Bank loans, which include institutionally traded floating rate securities are obligations of companies or other entities that are typically issued in connection with recapitalizations, acquisitions, and refinancing and often involve borrowers whose financial conditions are troubled or uncertain and companies that are highly leveraged. Borrowers may include companies who are involved in bankruptcy proceedings. The underlying funds generally invest in bank loans either by assignment from another holder of the loan or as a participation interest in another holder's portion of the loan. Assignments and participations involve credit risk, interest rate risk, and liquidity risk.


  When an underlying fund purchases an assignment, the underlying fund generally assumes all the rights and obligations under the loan agreement and will generally become a "lender" for purposes of the particular loan agreement. The rights and obligations acquired by an underlying fund under an assignment may be different, and be more limited, than those held by an assigning lender. Subject to the terms of a loan agreement, an underlying fund may enforce compliance by a borrower with the terms of the loan agreement and may have rights with respect to any funds acquired by other lenders through set-off. If a loan is foreclosed, an underlying fund may become part owner of any collateral securing the loan and may bear the costs and liabilities associated with owning and disposing of any collateral. An underlying fund could be



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  held liable as a co-lender. In addition, there is no assurance that the liquidation of any collateral from a secured loan would satisfy a borrower's obligations or that any collateral could be liquidated.

  If an underlying fund purchases a participation interest, it typically will have a contractual relationship with the lender and not with the borrower. An underlying fund may only be able to enforce its rights through the lender and may assume the credit risk of both the borrower and the lender, or any other intermediate participant. An underlying fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender and only upon receipt by the lender of the payments from the borrower. The failure by an underlying fund to receive scheduled interest or principal payments may adversely affect the income of the underlying fund and may likely reduce the value of its assets, which would be reflected by a reduction in the underlying fund's NAV.



  The borrower of a loan in which an underlying fund holds an assignment or participation interest may, either at its own election or pursuant to the terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that an underlying fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation. This may result in an underlying fund realizing less income on a particular investment and replacing the loan with a less attractive security, which may provide less return to the underlying fund.


  FLOATING RATE LOANS


  Floating rate loans typically are negotiated, structured, and originated by a bank or other financial institution (an "agent") for a lending group or "syndicate" of financial institutions.



  In most cases, an underlying fund relies on the agent to assert appropriate creditor remedies against the borrower. The agent may not have the same interests as an underlying fund, and the agent may determine to waive certain covenants contained in the loan agreement that an underlying fund would not otherwise have determined to waive. The typical practice of an agent relying on reports from a borrower about its financial condition may involve a risk of fraud by a borrower. In addition, if an agent becomes insolvent or carries out its duties improperly, an underlying fund may experience delays in realizing payment and/or risk loss of principal and/or income on its floating rate loan investments. The investment team performs a credit analysis on the borrower but typically does not perform credit analysis on the agent or other intermediate participants.


  Floating rate loans have interest rates which adjust periodically and are tied to a benchmark lending rate such as the London Interbank Offered Rate ("LIBOR"). LIBOR is a short-term interest rate that banks charge one another and is generally representative of the most competitive and current cash rates. In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks ("Prime Rate") or the rate paid on large certificates of deposit traded in the secondary markets ("CD rate"). The interest rate on Prime Rate based loans and corporate debt securities may float daily as the Prime Rate changes, while the interest rate on LIBOR or CD rate based loans and corporate debt securities may reset periodically. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Investing in floating rate loans with longer interest rate reset periods may increase fluctuations in an underlying fund's net asset value as a result of changes in interest rates. An underlying fund may attempt to hedge against interest rate fluctuations by entering into interest rate swaps or by using other hedging techniques.


  While the underlying funds generally expect to invest in fully funded term loans, certain of the loans in which the underlying funds may invest include revolving loans and delayed draw term loans. Such loans generally obligate the lender (and those with an interest in the loan) to fund the loan at the borrower's discretion. As such, an underlying fund would need to maintain amounts sufficient to meet its contractual obligations. In cases where an underlying fund invests in revolving loans and delayed draw term loans, the underlying fund will maintain high quality liquid assets in an amount at least equal to its obligations under the loans. Amounts maintained in high-quality liquid assets may provide less return to an underlying fund than investments in rate loans. Loans involving revolving credit facilities or delayed terms may require an underlying fund to increase its investment in a particular floating rate loan when it otherwise would not have done so. Further, an underlying fund may be obligated to do so even if it may be unlikely that the borrower will repay amounts due.


  Purchasers of floating rate loans may pay and/or receive certain fees. The underlying funds may receive fees such as covenant waiver fees or prepayment penalty fees. An underlying fund may pay fees such as facility fees. Such fees may affect an underlying fund's return.

  The underlying funds do not intend to purchase floating rate loans through private placements or other transactions that may involve confidential information. Such a policy may place an underlying fund at a disadvantage relative to other investors in floating rate loans who do not follow such a policy, as an underlying fund may be limited in its available investments or unable to make accurate assessments related to certain investments.


  Notwithstanding its intention to generally not receive material, nonpublic information with respect to its management of investments in floating rate loans, Janus Capital may from time to time come into possession of material, nonpublic information about the issuers of loans that may be held in an underlying fund's holdings. To the extent required by applicable law, Janus Capital's ability to trade in these loans for the account of an underlying fund could potentially be limited by its possession of such information, which could have an adverse effect on an underlying fund by, for example, preventing the underlying fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.





  The secondary market on which floating rate loans are traded may be less liquid than the market for investment grade securities or other types of income-producing securities, which may have an adverse impact on their market price. There is also a potential that there is no active market to trade floating rate loans, and that there may be restrictions on their transfer. As a result, an underlying fund may be unable to sell assignments or participations at the desired time or may be able to sell only at a price less than fair market value. The secondary market may also be subject to irregular trading activity, wide price spreads, and extended trade settlement periods. With respect to below-investment grade or unrated securities, it also may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.


  OTHER FLOATING RATE SECURITIES

  The underlying funds may invest in other types of securities including, but not limited to, unsecured floating rate loans, subordinated or junior debt, corporate bonds, U.S. Government securities, mortgage-backed and other asset-backed securities, repurchase agreements, certain money market instruments, high-risk/high-yield bonds, and other instruments (including synthetic or hybrid) that pay interest at rates that adjust whenever a specified interest rate changes and/or resets on predetermined dates.


High-Yield/High-Risk Bonds


  Within the parameters of its specific investment policies, each underlying fund may invest in bonds that are rated below investment grade (i.e., bonds rated BB+ or lower by Standard & Poor's Ratings Service and Fitch, Inc., or Ba or lower by Moody's Investors Service, Inc.). The underlying Janus Adviser High-Yield Fund and Janus High-Yield Fund may invest without limit in such bonds. Under normal circumstances, each of the underlying funds indicated will limit its investments in such bonds to 35% or less of its net assets (Flexible Bond Portfolio, Balanced Portfolio, Enterprise Portfolio, Forty Portfolio, Growth and Income Portfolio, Janus Portfolio, Research Core Portfolio, Overseas Portfolio, Worldwide Portfolio, Global Life Sciences Portfolio, Global Technology Portfolio, Janus Adviser Balanced Fund, Janus Adviser Flexible Bond Fund, Janus Adviser Forty Fund, Janus Adviser Global Real Estate Fund, Janus Adviser Growth and Income Fund, Janus Adviser International Forty Fund, Janus Adviser International Growth Fund, Janus Adviser Long/Short Fund, Janus Adviser Orion Fund, Janus Adviser Research Core Fund, Janus Adviser Worldwide Fund, Janus Balanced Fund, Janus Enterprise Fund, Janus Flexible Bond Fund, Janus Fund, Janus Global Life Sciences Fund, Janus Global Opportunities Fund, Janus Global Research Fund, Janus Global Technology Fund, Janus Growth and Income Fund, Janus Orion Fund, Janus Overseas Fund, Janus Research Core Fund, Janus Research Fund, Janus Short-Term Bond Fund, Janus Triton Fund, Janus Twenty Fund, Janus Venture Fund, and Janus Worldwide Fund) or 20% or less of its net assets (Mid Cap Value Portfolio, Janus Adviser Contrarian Fund, Janus Adviser International Equity Fund, Janus Adviser Large Cap Growth Fund, Janus Adviser Mid Cap Growth Fund, Janus Adviser Perkins Large Cap Value Fund, Janus Adviser Perkins Mid Cap Value Fund, Janus Adviser Small-Mid Growth Fund, Janus Contrarian Fund, and Perkins Mid Cap Value Fund). The underlying Risk-Managed Funds do not intend to invest in high-yield/ high-risk bonds.


  Lower rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, an underlying fund would experience a reduction in its income, and could expect a decline in the market value of the bonds so affected.

  Any underlying fund may also invest in unrated bonds of foreign and domestic issuers. For the underlying funds subject to such limit, unrated bonds may be included in each underlying fund's limit, as applicable, on investments in bonds rated below investment grade unless its portfolio managers and/or investment personnel deem such securities to be the equivalent of investment grade bonds. Unrated bonds, while not necessarily of lower quality than rated bonds, may not have as broad a market. Because of the size and perceived demand of the issue, among other factors, certain municipalities may not incur the costs of obtaining a rating. An underlying fund's portfolio managers and/or investment personnel will analyze the creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the bond, in determining whether to purchase unrated municipal bonds.


  The secondary market on which high-yield securities are traded may be less liquid than the market for investment grade securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. Secondary markets for high-yield securities are less liquid than the market for investment grade securities; therefore, it may be more difficult to value the securities because valuation may require more research, and elements of judgment may play a larger role in the valuation because there is less reliable, objective data available.


  Please refer to the "Explanation of Rating Categories" section of this SAI for a description of bond rating categories.

Defaulted Securities

  An underlying fund may hold defaulted securities if its portfolio managers and/or investment personnel believe, based upon an analysis of the financial condition, results of operations, and economic outlook of an issuer, that there is potential for resumption of income payments and that the securities offer an unusual opportunity for capital appreciation. For the underlying funds subject to such limit, defaulted securities will be included in each underlying fund's limit on investments in bonds rated below investment grade. Notwithstanding the portfolio managers' and/or investment personnel's belief about the resumption of income, however, the purchase of any security on which payment of interest or dividends is suspended involves a high degree of risk. Such risk includes, among other things, the following:

  FINANCIAL AND MARKET RISKS. Investments in securities that are in default involve a high degree of financial and market risks that can result in substantial or, at times, even total losses. Issuers of defaulted securities may have substantial capital needs and may become involved in bankruptcy or reorganization proceedings. Among the problems involved in investments in such issuers is the fact that it may be difficult to obtain information about the condition of such issuers. The market prices of such securities also are subject to abrupt and erratic movements and above average price volatility, and the spread between the bid and asked prices of such securities may be greater than normally expected.

  DISPOSITION OF PORTFOLIO SECURITIES. Although the underlying funds generally will purchase securities for which the portfolio managers and/or investment personnel expect an active market to be maintained, defaulted securities may be less actively traded than other securities, and it may be difficult to dispose of substantial holdings of such securities at prevailing market prices. The underlying funds will limit holdings of any such securities to amounts that the portfolio managers and/or investment personnel believe could be readily sold, and holdings of such securities would, in any event, be limited so as not to limit the underlying funds' ability to readily dispose of securities to meet redemptions.

  OTHER. Defaulted securities require active monitoring and may, at times, require participation in bankruptcy or receivership proceedings on behalf of the underlying funds.

Futures, Options, and Other Derivative Instruments

  The Portfolio and underlying funds may invest in various types of derivatives. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Portfolio and underlying funds may invest in derivative instruments including but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, swaps, forward contracts, structured investments, and other equity-linked derivatives.


  The Portfolio and underlying funds may use derivative instruments for hedging (to offset risks associated with an investment, currency exposure, or market conditions) or for speculative (to seek to enhance returns) purposes. When the Portfolio or an underlying fund invests in a derivative for speculative purposes, the Portfolio or underlying fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative's cost. The Portfolio or an underlying fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly.


  Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not correctly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Portfolio or the underlying funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks, including:

  Credit risk - the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio or underlying fund.

  Currency risk - the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

  Leverage risk - the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. A fund creates leverage by using borrowed capital to increase the amount invested, or investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

  Liquidity risk - the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

  Index risk - if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Portfolio or underlying fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Portfolio or underlying fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

  Derivatives may generally be traded over-the-counter ("OTC") or on an exchange. OTC derivatives, such as structured notes, are agreements that are individually negotiated between parties and can be tailored to meet a purchaser's needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.


  FUTURES CONTRACTS. The Portfolio and underlying funds may enter into contracts for the purchase or sale for future delivery of equity securities, fixed-income securities, foreign currencies, commodities, and commodity-linked derivatives (to the extent permitted by the Portfolio and the Internal Revenue
  Code), or contracts based on financial indices, including indices of U.S. Government securities, foreign government securities, commodities, and equity or fixed-income securities. U.S. futures contracts are traded on exchanges which have been designated "contract markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant ("FCM") or brokerage firm, which are members of the relevant contract market. Through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.


  The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit "initial margin" for the benefit of the FCM when the contract is entered into. Initial margin deposits are equal to a percentage of the contract's value, as set by the exchange on which the contract is traded, and currently may be maintained in cash or certain other liquid assets by the Portfolio's or underlying funds' custodian or subcustodian for the benefit of the FCM. Initial margin payments are similar to good faith deposits or performance bonds. Unlike margin extended by a securities broker, initial margin payments do not constitute purchasing securities on margin for purposes of the Portfolio's or underlying fund's investment limitations. If the value of either party's position declines, that party will be required to make additional "variation margin" payments for the benefit of the FCM to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. In the event of the bankruptcy of the FCM that holds margin on behalf of the Portfolio or an underlying fund, the Portfolio or underlying fund may be entitled to return of margin owed to such fund only in proportion to the amount received by the FCM's other customers. Janus Capital or the subadviser will attempt to minimize the risk by careful monitoring of the creditworthiness of the FCMs with which the Portfolio and underlying funds do business. FCMs may no longer maintain margin assets with the Portfolio and underlying funds' custodian or subcustodian and are required to hold such accounts directly.

  The Portfolio and underlying funds may enter into futures contracts and related options as permitted under CFTC Rule 4.5. The Portfolio and underlying funds have claimed exclusion from the definition of the term "commodity pool operator" adopted by the CFTC and the National Futures Association, which regulate trading in the futures markets. Therefore, the Portfolio and underlying funds are not subject to commodity pool operator registration and regulation under the Commodity Exchange Act.




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

  Although the Portfolio or an underlying fund will segregate cash and liquid assets in an amount sufficient to cover its open futures obligations, the segregated assets would be available to the Portfolio or underlying fund immediately upon closing out the futures position; however, closing out open futures positions through customary settlement procedures could take several days. Because the Portfolio or an underlying fund's cash that may otherwise be invested would be held uninvested or invested in other liquid assets so long as the futures position remains open, the Portfolio or the underlying fund's return could be diminished due to the opportunity losses of foregoing other potential investments.

  The Portfolio and underlying funds may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. An underlying fund may also enter into futures contracts to protect itself from fluctuations in the value of individual securities, the securities markets generally, or interest rate fluctuations, without actually buying or selling the underlying debt or equity security. For example, if a fund anticipates an increase in the price of stocks, and it intends to purchase stocks at a later time, that fund could enter into a futures contract to purchase a stock index as a temporary substitute for stock purchases. If an increase in the market occurs that influences the stock index as anticipated, the value of the futures contracts will increase, thereby serving as a hedge against that fund not participating in a market advance. This technique is sometimes known as an anticipatory hedge. An underlying fund may also use this technique with respect to an individual company's stock. To the extent the underlying fund enters into futures contracts for this purpose, the segregated assets maintained to cover such fund's obligations with respect to the futures contracts will consist of liquid assets from its portfolio in an amount equal to the difference between the contract price and the aggregate value of the initial and variation margin payments made by that fund with respect to the futures contracts. Conversely, if a fund holds stocks and seeks to protect itself from a decrease in stock prices, the fund might sell stock index futures contracts, thereby hoping to offset the potential decline in the value of its portfolio securities by a corresponding increase in the value of the futures contract position. Similarly, if a fund holds an individual company's stock and expects the price of that stock to decline, the fund may sell a futures contract on that stock in hopes of offsetting the potential decline in the company's stock price. An underlying fund could protect against a decline in stock prices by selling portfolio securities and investing in money market instruments, but the use of futures contracts enables it to maintain a defensive position without having to sell portfolio securities.

  If an underlying fund, with the exception of the underlying Risk-Managed Funds, owns interest rate sensitive securities and the portfolio managers and/or investment personnel expect interest rates to increase, that fund may take a short position in interest rate futures contracts. Taking such a position would have much the same effect as that fund selling such securities in its portfolio. If interest rates increase as anticipated, the value of the securities would decline, but the value of the fund's interest rate futures contract would increase, thereby keeping the NAV of the fund from declining as much as it may have otherwise. If, on the other hand, the portfolio managers and/or investment personnel expect interest rates to decline, the underlying fund may take a long position in interest rate futures contracts in anticipation of later closing out the futures position and purchasing the securities. Although an underlying fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities, given the greater liquidity of the futures market than the cash market, it may be possible to accomplish the same result more easily and more quickly by using futures contracts as an investment tool to reduce risk.

  The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery of the instrument underlying a futures contract. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the portfolio managers and/or investment personnel still may not result in a successful use of futures.

  Futures contracts entail risks. There is no guarantee that derivative investments will benefit the Portfolio or underlying funds. The Portfolio or underlying fund's performance could be worse than if such fund had not used such instruments. For example, if the Portfolio or an underlying fund has hedged against the effects of a possible decrease in prices of securities held in its portfolio and prices increase instead, that fund will lose part or all of the benefit of the increased value of these securities because of offsetting losses in its futures positions. This risk may be magnified for single stock futures transactions, as the portfolio managers and/or investment personnel must predict the direction of the price of an individual stock, as opposed to securities prices generally. In addition, if the Portfolio or an underlying fund has insufficient cash, it may have to sell securities from its portfolio to meet daily variation margin requirements. Those sales may be, but will not necessarily be, at increased prices which reflect the rising market and may occur at a time when the sales are disadvantageous to such fund.

  The prices of futures contracts depend primarily on the value of their underlying instruments. Because there are a limited number of types of futures contracts, it is possible that the standardized futures contracts available to the Portfolio or an underlying fund will not match exactly such fund's current or potential investments. The Portfolio or an underlying fund may buy and sell futures contracts based on underlying instruments with different characteristics from the securities in which it typically invests - for example, by hedging investments in portfolio securities with a futures contract based on a broad index of securities - which involves a risk that the futures position will not correlate precisely with the performance of such fund's investments.

  Futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments closely correlate with the Portfolio's or underlying fund's investments, such as with a single stock futures contract. Futures prices are affected by factors such as current and anticipated short-term interest rates, changes in volatility of the underlying instruments, and the time remaining until expiration of the contract. Those factors may affect securities prices differently from futures prices. Imperfect correlations between the Portfolio's or underlying fund's investments and its futures positions also may result from differing levels of demand in the futures markets and the securities markets, from structural differences in how futures and securities are traded, and from imposition of daily price fluctuation limits for futures contracts. A fund may buy or sell futures contracts with a greater or lesser value than the securities it wishes to hedge or is considering purchasing in order to attempt to compensate for differences in historical volatility between the futures contract and the securities, although this may not be successful in all cases. If price changes in the Portfolio's or underlying fund's futures positions are poorly correlated with its other investments, its futures positions may fail to produce desired gains or result in losses that are not offset by the gains in that fund's other investments.

  Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets can provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the Portfolio or an underlying fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the Portfolio or an underlying fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, such fund's access to other assets held to cover its futures positions also could be impaired.

  OPTIONS ON FUTURES CONTRACTS. The Portfolio or underlying funds may buy and write put and call options on futures contracts. A purchased option on a future gives the Portfolio or an underlying fund the right (but not the obligation) to buy or sell a futures contract at a specified price on or before a specified date. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. As with other option transactions, securities will be segregated to cover applicable margin or segregation requirements on open futures contracts. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when the Portfolio or an underlying fund is not fully invested, it may buy a call option on a futures contract to hedge against a market advance.

  The writing of a call option on a futures contract constitutes a partial hedge against declining prices of a security, commodity, or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, the Portfolio or underlying fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in that fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of a security, commodity, or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Portfolio or underlying fund will retain



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  the full amount of the option premium which provides a partial hedge against any increase in the price of securities which that fund is considering buying. If a call or put option the Portfolio or an underlying fund has written is exercised, such fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between the change in the value of its portfolio securities and changes in the value of the futures positions, the Portfolio or an underlying fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

  The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Portfolio or an underlying fund may buy a put option on a futures contract to hedge its portfolio against the risk of falling prices or rising interest rates.

  The amount of risk the Portfolio or an underlying fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the options bought.

  FORWARD CONTRACTS. A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the asset at the time of delivery. The Portfolio and underlying funds, with the exception of the Risk-Managed Funds, may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies, or other financial instruments. Currently, the Portfolio and underlying funds do not intend to invest in forward contracts other than forward currency contracts. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

  The following discussion summarizes the Portfolio's and underlying funds' principal uses of forward foreign currency exchange contracts ("forward currency contracts"). The Portfolio or an underlying fund may enter into forward currency contracts with stated contract values of up to the value of that fund's assets. A forward currency contract is an obligation to buy or sell an amount of a specified currency for an agreed price (which may be in U.S. dollars or a foreign currency). The Portfolio or an underlying fund may invest in forward currency contracts for nonhedging purposes such as seeking to enhance return. The Portfolio or an underlying fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward currency contracts in order to fix a price for securities it has agreed to buy or sell ("transaction hedge"). The Portfolio or an underlying fund also may hedge some or all of its investments denominated in a foreign currency or exposed to foreign currency fluctuations against a decline in the value of that currency relative to the U.S. dollar by entering into forward currency contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate or exceed the performance of that currency relative to the U.S. dollar) approximating the value of some or all of its portfolio securities denominated in or exposed to that currency ("position hedge") or by participating in options or futures contracts with respect to the currency. The Portfolio or an underlying fund also may enter into a forward currency contract with respect to a currency where the Portfolio or underlying fund is considering the purchase or sale of investments denominated in that currency but has not yet selected the specific investments ("anticipatory hedge"). In any of these circumstances the Portfolio or an underlying fund may, alternatively, enter into a forward currency contract to purchase or sell one foreign currency for a second currency that is expected to perform more favorably relative to the U.S. dollar if the portfolio managers and/or investment personnel believe there is a reasonable degree of correlation between movements in the two currencies ("crosshedge").

  These types of hedging minimize the effect of currency appreciation as well as depreciation, but do not eliminate fluctuations in the underlying U.S. dollar equivalent value of the proceeds of or rates of return on the Portfolio's or an underlying fund's foreign currency denominated portfolio securities. The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. Shifting the Portfolio's or an underlying fund's currency exposure from one foreign currency to another removes that fund's opportunity to profit from increases in the value of the original currency and involves a risk of increased losses to such fund if its portfolio managers' and/or investment personnel's projection of future exchange rates is inaccurate. Proxy hedges and cross-hedges may result in losses if the currency used to hedge does not



                                                                              21

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  perform similarly to the currency in which hedged securities are denominated.
  Unforeseen changes in currency prices may result in poorer overall performance for the Portfolio or an underlying fund than if it had not entered into such contracts.

  In general, the Portfolio and underlying funds cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in, or whose value is tied to, the currency underlying the forward contract or the currency being hedged. To the extent that the Portfolio or an underlying fund is not able to cover its forward currency positions with underlying portfolio securities, the underlying fund's custodian segregates cash or other liquid assets having a value equal to the aggregate amount of such fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges, and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, the Portfolio or an underlying fund will find alternative cover or segregate additional cash or other liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of such fund's commitments with respect to such contracts. As an alternative to segregating assets, the Portfolio or an underlying fund may buy call options permitting such fund to buy the amount of foreign currency being hedged by a forward sale contract, or the Portfolio or an underlying fund may buy put options permitting it to sell the amount of foreign currency subject to a forward buy contract.

  While forward contracts are not currently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward contracts. In such event, the Portfolio's and underlying funds' ability to utilize forward contracts may be restricted. In addition, the Portfolio or an underlying fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge fund assets.

  OPTIONS ON FOREIGN CURRENCIES. The Portfolio and underlying funds, with the exception of the Risk-Managed Funds, may buy and write options on foreign currencies in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Portfolio or an underlying fund may buy put options on the foreign currency. If the value of the currency declines, such fund will have the right to sell such currency for a fixed amount in U.S. dollars, thereby offsetting, in whole or in part, the adverse effect on its portfolio.

  Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Portfolio or an underlying fund may buy call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio or an underlying fund from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent projected, an underlying fund could sustain losses on transactions in foreign currency options that would require such fund to forego a portion or all of the benefits of advantageous changes in those rates.

  The Portfolio and underlying funds may also write options on foreign currencies. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, a fund could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decline in value of portfolio securities will be offset by the amount of the premium received.

  Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, the Portfolio or an underlying fund could write a put option on the relevant currency which, if rates move in the manner projected, should expire unexercised and allow that underlying fund to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised, and the Portfolio or underlying fund would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio or underlying fund also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

  The Portfolio and underlying funds may write covered call options on foreign currencies. A call option written on a foreign currency by the Portfolio or an underlying fund is "covered" if that fund owns the foreign currency underlying the



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

  call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currencies held in its portfolio. A call option is also covered if the Portfolio or an underlying fund has a call on the same foreign currency in the same principal amount as the call written if the exercise price of the call held: (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by such fund in cash or other liquid assets in a segregated account with the fund's custodian.

  The Portfolio and underlying funds also may write call options on foreign currencies for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the Portfolio or an underlying fund owns or has the right to acquire and which is denominated in the currency underlying the option. Call options on foreign currencies which are entered into for cross-hedging purposes are not covered. However, in such circumstances, the Portfolio or underlying fund will collateralize the option by segregating cash or other liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.


  EURODOLLAR INSTRUMENTS. The Portfolio and underlying funds, with the exception of the Risk-Managed Funds, may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the LIBOR, although foreign currency denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Portfolio or underlying fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.


  ADDITIONAL RISKS OF OPTIONS ON FOREIGN CURRENCIES, FORWARD CONTRACTS, AND FOREIGN INSTRUMENTS. Unlike transactions entered into by the underlying funds in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain Exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.

  Similarly, options on currencies may be traded over-the-counter. In an OTC trading environment, many of the protections afforded to Exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the buyer of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, an option writer and a buyer or seller of futures or forward contracts could lose amounts substantially in excess of any premium received or initial margin or collateral posted due to the potential additional margin and collateral requirements associated with such positions.

  Options on foreign currencies traded on Exchanges are within the jurisdiction of the SEC, as are other securities traded on Exchanges. As a result, many of the protections provided to traders on organized Exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on an Exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of credit default. Further, a liquid secondary market in options traded on an Exchange may be more readily available than in the OTC market, potentially permitting the Portfolio or an underlying fund to liquidate open positions at a profit prior to exercise or expiration or to limit losses in the event of adverse market movements.

  The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities, and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the OTC market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices, or prohibitions on exercise.




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  In addition, options on U.S. Government securities, futures contracts, options on futures contracts, forward contracts, and options on foreign currencies may be traded on foreign exchanges and OTC in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Portfolio's or an underlying fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) low trading volume.

  An underlying fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by that fund. Such participation may subject the underlying fund to expenses such as legal fees and may make that fund an "insider" of the issuer for purposes of the federal securities laws, which may restrict that fund's ability to trade in or acquire additional positions in a particular security or other securities of the issuer when it might otherwise desire to do so. Participation by a fund on such committees also may expose that fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The underlying fund would participate on such committees only when Janus Capital believes that such participation is necessary or desirable to enforce that fund's rights as a creditor or to protect the value of securities held by that fund.

  OPTIONS ON SECURITIES. In an effort to increase current income and to reduce fluctuations in NAV, the Portfolio and underlying funds may write covered put and call options and buy put and call options on securities that are traded on U.S. and foreign securities exchanges and OTC. The Portfolio and underlying funds may write and buy options on the same types of securities that the Portfolio and underlying funds may purchase directly. The Portfolio and underlying funds may utilize American-style and European-style options. An American-style option is an option contract that can be exercised at any time between the time of purchase and the option's expiration date. A European-style option is an option contract that can only be exercised on the option's expiration date.


  A put option written by the Portfolio or an underlying fund is "covered" if that fund segregates cash or other liquid assets with the fund's custodian for a value equal to: (i) the full notional value of the put for physically settled options or (ii) the in-the-money value of the put for cash settled options. A put option is also deemed to be "covered" if a fund holds a put on the same security and in the same principal amount as the put written and the exercise price of the put held: (i) is equal to or greater than the exercise price of the put written or (ii) is less than the exercise price of the put written if the difference is maintained by that underlying fund in cash or other liquid assets in a segregated account with its custodian.



  A call option written by the Portfolio an underlying fund is "covered" if that fund segregates cash or other liquid assets with the underlying funds' custodian for a value equal to: (i) the full notional value of the call for physically settled options; or (ii) the in-the-money value of the call for cash settled options. A written call options. A written call option is also "covered" if the Portfolio or underlying fund owns the underlying security covered by the call or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional cash consideration held in a segregated account by the fund's custodian) upon conversion or exchange of other securities held in its portfolio. A call option is also deemed to be "covered" if the Portfolio or an underlying fund holds a call on the same security and in the same principal amount as the call written and the exercise price of the call held: (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written if the difference is maintained by that fund in cash or other liquid assets in a segregated account with its custodian.




  An underlying fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option and the portfolio managers and/or investment personnel believe that writing the option would achieve the desired hedge.


  The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying security, the remaining term of the option, supply and demand, and interest rates.


  The writer of an option may have no control over when the underlying securities must be sold, in the case of a call option, or bought, in the case of a put option, since with regard to certain options, the writer may be assigned an exercise notice at any time prior to the termination of the obligation. Whether or not an option expires unexercised, the writer



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

  retains the amount of the premium. This amount, of course, may, in the case of a covered call option, be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. If a put option is exercised, the writer must fulfill the obligation to buy the underlying security at the exercise price, which will usually exceed the then market value of the underlying security.

  The writer of an option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option of the same series as the option previously written. The effect of the purchase is that the writer's position will be canceled by the clearing corporation. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, an investor who is the holder of an option may liquidate its position by effecting a "closing sale transaction." This is accomplished by selling an option of the same series as the option previously bought. There is no guarantee that either a closing purchase or a closing sale transaction can be effected.

  In the case of a written call option, effecting a closing transaction will permit the Portfolio or an underlying fund to write another call option on the underlying security with either a different exercise price or expiration date or both. In the case of a written put option, such transaction will permit the Portfolio or an underlying fund to write another put option to the extent that the exercise price is secured by deposited liquid assets. Effecting a closing transaction also will permit the Portfolio or an underlying fund to use the cash or proceeds from the concurrent sale of any securities subject to the option for other investments. If the Portfolio or an underlying fund desires to sell a particular security from its portfolio on which it has written a call option, such fund will effect a closing transaction prior to or concurrent with the sale of the security.

  The Portfolio or an underlying fund will realize a profit from a closing transaction if the price of the purchase transaction is less than the premium received from writing the option or the price received from a sale transaction is more than the premium paid to buy the option. The Portfolio or an underlying fund will realize a loss from a closing transaction if the price of the purchase transaction is more than the premium received from writing the option or the price received from a sale transaction is less than the premium paid to buy the option. Because increases in the market price of a call option generally will reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by the Portfolio or an underlying fund.

  An option position may be closed out only where a secondary market for an option of the same series exists. If a secondary market does not exist, the Portfolio or an underlying fund may not be able to effect closing transactions in particular options and that fund would have to exercise the options in order to realize any profit. If the Portfolio or an underlying fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. The absence of a liquid secondary market may be due to the following: (i) insufficient trading interest in certain options; (ii) restrictions imposed by a national securities exchange ("Exchange") on which the option is traded on opening or closing transactions or both; (iii) trading halts, suspensions, or other restrictions imposed with respect to particular classes or series of options or underlying securities;
  (iv) unusual or unforeseen circumstances that interrupt normal operations on an Exchange; (v) the facilities of an Exchange or of the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

  The Portfolio or an underlying fund may write options in connection with buy-and-write transactions. In other words, the Portfolio or an underlying fund may buy a security and then write a call option against that security. The exercise price of such call will depend upon the expected price movement of the underlying security. The exercise price of a call option may be below ("in-the-money"), equal to ("at-the-money"), or above ("out-of-the-money") the current value of the underlying security at the time the option is written. Buy-and-write transactions using in-the-money call options may be used when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. Buy-and-write transactions using at-the-money call options may be used when it is expected that the price of the underlying security will remain fixed or advance moderately during the option period. Buy-and-write transactions using out-of-the-money call options may be used when it is expected that the premiums received from writing the call option plus the appreciation in the market price of the underlying security up to the exercise price will be greater than the



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  appreciation in the price of the underlying security alone. If the call options are exercised in such transactions, the Portfolio's or an underlying fund's maximum gain will be the premium received by it for writing the option, adjusted upwards or downwards by the difference between that fund's purchase price of the security and the exercise price. If the options are not exercised and the price of the underlying security declines, the amount of such decline will be offset by the amount of premium received.

  The writing of covered put options is similar in terms of risk and return characteristics to buy-and-write transactions. If the market price of the underlying security rises or otherwise is above the exercise price, the put option will expire worthless and the Portfolio's or an underlying fund's gain will be limited to the premium received. If the market price of the underlying security declines or otherwise is below the exercise price, the Portfolio or underlying fund may elect to close the position or take delivery of the security at the exercise price and that fund's return will be the premium received from the put options minus the amount by which the market price of the security is below the exercise price. The Portfolio or an underlying fund may buy put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Portfolio or underlying fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs.

  The Portfolio or an underlying fund may buy call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by such fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to that fund.

  The Portfolio or an underlying fund may write straddles (combinations of put and call options on the same underlying security), which are generally a nonhedging technique used for purposes such as seeking to enhance return. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out than individual options contracts. The straddle rules of the Internal Revenue Code require deferral of certain losses realized on positions of a straddle to the extent that the Portfolio or an underlying fund has unrealized gains in offsetting positions at year end. The holding period of the securities comprising the straddle will be suspended until the straddle is terminated.

  OPTIONS ON SECURITIES INDICES. The Portfolio and underlying funds may also purchase and write exchange-listed and OTC put and call options on securities indices. A securities index measures the movement of a certain group of securities by assigning relative values to the securities. The index may fluctuate as a result of changes in the market values of the securities included in the index. Some securities index options are based on a broad market index, such as the NYSE Composite Index, or a narrower market index such as the Standard & Poor's 100. Indices may also be based on a particular industry or market segment.

  Options on securities indices are similar to options on securities except that
  (1) the expiration cycles of securities index options are monthly, while those of securities options are currently quarterly, and (2) the delivery requirements are different. Instead of giving the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of exercise, multiplied by (b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the index and the exercise price of the option times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Securities index options may be offset by entering into closing transactions as described above for securities options.

  OPTIONS ON NON-U.S. SECURITIES INDICES. The Portfolio and underlying funds may purchase and write put and call options on foreign securities indices listed on domestic and foreign securities exchanges. The Portfolio and underlying funds may also purchase and write OTC options on foreign securities indices.

  The Portfolio and underlying funds may, to the extent allowed by federal and state securities laws, invest in options on non-U.S. securities indices instead of investing directly in individual non-U.S. securities. The Portfolio and underlying funds may also use foreign securities index options for bona fide hedging and non-hedging purposes.

  Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices may be more likely to occur, although the Portfolio



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

  and underlying funds generally will only purchase or write such an option if Janus Capital or the subadviser believes the option can be closed out. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Portfolio and underlying funds will not purchase such options unless Janus Capital or the subadviser believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

  Price movements in the Portfolio's or an underlying fund's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indices cannot serve as a complete hedge. Because options on securities indices require settlement in cash, the portfolio managers and/or investment personnel may be forced to liquidate portfolio securities to meet settlement obligations. The Portfolio's or an underlying fund's activities in index options may also be restricted by the requirements of the Code for qualification as a regulated investment company.

  In addition, the hours of trading for options on the securities indices may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or exist.

  YIELD CURVE OPTIONS. The underlying funds may enter into options on the yield spread or yield differential between two securities. These options are referred to as yield curve options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

  SWAPS AND SWAP-RELATED PRODUCTS. The underlying funds, with the exception of the Risk-Managed Funds, may enter into swap agreements or utilize swap-related products, including but not limited to total return swaps, equity swaps, interest rate swaps, caps, and floors (either on an asset-based or liability-based basis, depending upon whether it is hedging its assets or its liabilities). Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. The Portfolio or an underlying fund may enter into swap agreements in an attempt to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Portfolio or underlying fund. The Portfolio and underlying funds will usually enter into interest rate swaps on a net basis (i.e., the two payment streams are netted out, with the Portfolio or underlying fund receiving or paying, as the case may be, only the net amount of the two payments). The net amount of the excess, if any, of the Portfolio's or an underlying fund's obligations over its entitlement with respect to each swap will be calculated on a daily basis, and an amount of cash or other liquid assets having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by the Portfolio's or underlying fund's custodian. If the Portfolio or an underlying fund enters into a swap on other than a net basis, it would maintain a segregated account in the full amount accrued on a daily basis of its obligations with respect to the swap.

  Swap agreements entail the risk that a party will default on its payment obligations to the Portfolio or underlying fund. If there is a default by the other party to such a transaction, the Portfolio or underlying fund normally will have contractual remedies pursuant to the agreements related to the transaction. Swap agreements also bear the risk that the Portfolio or underlying fund will not be able to meet its obligation to the counterparty.

  The Portfolio or an underlying fund normally will not enter into any equity or interest rate swap, cap, or floor transaction unless the claims-paying ability of the other party thereto meets guidelines established by Janus Capital. Janus Capital's guidelines may be adjusted in accordance with market conditions. Janus Capital (or the subadviser, if applicable) will monitor the creditworthiness of all counterparties on an ongoing basis. Generally, parties that are rated in the highest short-term rating category by a nationally recognized statistical rating organization ("NRSRO") will meet Janus Capital's guidelines. The ratings of NRSROs represent their opinions of the claims-paying ability of entities rated by them. NRSRO ratings are general and are not absolute standards of quality.

  The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. Janus Capital has determined that, as a



                                                                              27

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  result, the swap market has become relatively liquid. Caps and floors are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent the Portfolio or an underlying fund sells (i.e., writes) caps and floors, it will segregate cash or other liquid assets having an aggregate NAV at least equal to the full amount, accrued on a daily basis, of its obligations with respect to any caps or floors.

  There is no limit on the amount of total return, equity, or interest rate swap transactions that may be entered into by the Portfolio or an underlying fund. The use of equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Portfolio or an underlying fund or its counterparty to collateralize obligations under the swap. Under the documentation currently used in those markets, the risk of loss with respect to swaps is limited to the net amount of the payments that the Portfolio or an underlying fund is contractually obligated to make. If the other party to a swap that is not collateralized defaults, the Portfolio or underlying fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. The Portfolio or an underlying fund may buy and sell (i.e., write) caps and floors, without limitation, subject to the segregation requirement described above.

  Another form of a swap agreement is the credit default swap. An underlying fund may enter into various types of credit default swap agreements (with values not to exceed 10% of the net assets of such fund) for investment purposes and to add leverage to its portfolio. As the seller in a credit default swap contract, an underlying fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the underlying fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the underlying fund would keep the stream of payments and would have no payment obligations. As the seller, the underlying fund would effectively add leverage to its portfolio because, in addition to its total net assets, that fund would be subject to investment exposure on the notional amount of the swap. An underlying fund may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case that fund would function as the counterparty referenced in the preceding paragraph. Credit default swaps could result in losses if the underlying fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based.

  Credit default swap agreements may involve greater risks than if an underlying fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. An underlying fund will generally incur a greater degree of risk when it sells a credit default swap option than when it purchases a credit default swap. As a buyer of a credit default swap, the underlying fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the underlying fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the underlying fund.


  A Portfolio may invest in funded or unfunded credit default swaps that are based on an index of credit default swaps ("CDXs") or other similarly structured products. CDXs are designed to track segments of the credit default swap market and provide investors with exposure to specific reference baskets of issuers of bonds or loans. These instruments have the potential to allow an investor to obtain the same investment exposure as an investor who invests in an individual credit default swap, but with the potential added benefit of diversification. The CDX reference baskets are normally priced daily and rebalanced every six months in conjunction with leading market makers in the credit industry. The liquidity of the market for CDXs is normally subject to liquidity in the secured loan and credit derivatives markets.



  A Portfolio investing in CDXs is normally only permitted to take long positions in these instruments. A Portfolio holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. A Portfolio also normally indirectly bears its proportionate share of any expenses paid by a CDX in addition to the expenses of the Portfolio. By investing in CDXs, a Portfolio could be exposed to risks relating to, among other things, the reference obligation, illiquidity risk, counterparty risk, and credit risk.


  STRUCTURED INVESTMENTS. A structured investment is a security having a return tied to an underlying index or other security or asset class. Structured investments generally are individually negotiated agreements and may be traded over-the-counter. Structured investments are organized and operated to restructure the investment characteristics of the underlying security. This restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities ("structured securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities.

  The Portfolio may invest in commodity-linked or commodity index-linked securities which have principal and/or coupon payments linked to the value of commodities, commodity futures contracts, or the performance of commodity indices, such as the Goldman Sachs Commodities Index. They are sometimes referred to as structured investments because the terms of the instrument may be structured by the issuer of the instrument and the purchaser of the instrument. The value of these instruments will rise or fall in response to changes in the underlying commodity or related index or investment. The Portfolio's investment in these instruments expose the Portfolio to the commodities market and the risks associated with commodities underlying the instrument without investing directly in physical commodities. The Portfolio's indirect exposure to commodities may be limited by the Portfolio's intention to qualify as a regulated investment company under the Internal Revenue Code.

  Investments in government and government-related restructured debt instruments are subject to special risks, including the inability or unwillingness to repay principal and interest, requests to reschedule or restructure outstanding debt, and requests to extend additional loan amounts. Structured investments include a wide variety of instruments which are also subject to special risk such as inverse floaters and collateralized debt obligations. Inverse floaters involve leverage which may magnify a fund's gains or losses. The risk of collateral debt obligations depends largely on the type of collateral security. There is a risk that the collateral will not be adequate to make interest or other payments related to the debt obligation the collateral supports.

  Structured instruments that are registered under the federal securities laws may be treated as liquid. In addition, many structured instruments may not be registered under the federal securities laws. In that event, the Portfolio's or an underlying fund's ability to resell such a structured instrument may be more limited than its ability to resell other fund securities. The Portfolio and underlying funds may treat such instruments as illiquid and will limit their investments in such instruments to no more than 15% of a fund's net assets, when combined with all other illiquid investments of such fund.


Investment Strategies and Risks Applicable only to an Underlying Money Market
Fund



  An underlying money market fund may invest only in "eligible securities" as defined in Rule 2a-7 adopted under the 1940 Act. Generally, an eligible security is a security that (i) is denominated in U.S. dollars and has a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7);
  (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by any two nationally recognized statistical rating organization ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO (the "Requisite NRSROs") or is unrated and of comparable quality to a rated security, as determined by Janus Capital; and
  (iii) has been determined by Janus Capital to present minimal credit risks pursuant to procedures approved by the Trustees. In addition, the underlying money market fund will maintain a dollar-weighted average portfolio maturity of 90 days or less. A description of the ratings of some NRSROs appears in Appendix A.



  Under Rule 2a-7, an underlying money market fund may not invest more than 5% of its total assets in the securities of any one issuer other than U.S. Government securities, provided that in certain cases the underlying money market fund may invest more than 5% of its assets in a single issuer for a period of up to three business days. Investment in demand features, guarantees, and other types of instruments or features are subject to the diversification limits under Rule 2a-7.



  Pursuant to Rule 2a-7, an underlying money market fund will invest at least 95% of its total assets in "first-tier" securities. First-tier securities are eligible securities that are rated, or are issued by an issuer with short-term debt outstanding that is rated, in the highest rating category by the Requisite NRSROs or are unrated and of comparable quality to a rated security.





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  In addition, an underlying money market fund may invest in "second-tier"
  securities, which are eligible securities that are not first-tier securities. However, the underlying money market fund may not invest in a second-tier security if, immediately after the acquisition thereof, it would have invested more than: (i) the greater of 1% of its total assets or one million dollars in second-tier securities issued by that issuer or (ii) 5% of its total assets in second-tier securities.



  The following is a discussion regarding types of securities in which an underlying money market fund may invest. This information supplements and should be read in conjunction with the underlying money market fund's prospectus.



Participation Interests



  An underlying money market fund may purchase participation interests in loans or securities in which the underlying money market fund may invest directly. Participation interests are generally sponsored or issued by banks or other financial institutions. A participation interest gives an underlying money market fund an undivided interest in the underlying loans or securities in the proportion that the underlying money market fund's interest bears to the total principal amount of the underlying loans or securities. Participation interests, which may have fixed, floating, or variable rates, may carry a demand feature backed by a letter of credit or guarantee of a bank or institution permitting the holder to tender them back to the bank or other institution. For certain participation interests, an underlying money market fund will have the right to demand payment, on not more than seven days' notice, for all or a part of the underlying money market fund's participation interest. An underlying money market fund intends to exercise any demand rights it may have upon default under the terms of the loan or security to provide liquidity or to maintain or improve the quality of the underlying money market fund's investment portfolio. An underlying money market fund will only purchase participation interests that Janus Capital determines present minimal credit risks.



Variable and Floating Rate Notes



  An underlying money market fund also may purchase variable and floating rate demand notes of corporations and other entities, which are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid investment.



  Securities with ultimate maturities of greater than 397 days may be purchased only pursuant to Rule 2a-7. Under that Rule, only those long-term instruments that have demand features which comply with certain requirements and certain variable rate U.S. Government securities may be purchased. The rate of interest on securities purchased by an underlying money market fund may be tied to short-term Treasury or other government securities or indices on securities that are permissible investments of an underlying money market fund, as well as other money market rates of interest. An underlying money market fund will not purchase securities whose values are tied to interest rates or indices that are not appropriate for the duration and volatility standards of a money market fund.



Mortgage- and Asset-Backed Securities



  An underlying money market fund may invest in mortgage-backed securities, which represent an interest in a pool of mortgages made by lenders such as commercial banks, savings and loan institutions, mortgage bankers, mortgage brokers, and savings banks. Mortgage-backed securities may be issued by governmental or government-related entities or by nongovernmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers.



  Interests in pools of mortgage-backed securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In contrast, mortgage-backed securities provide periodic payments, which consist of interest and, in most cases, principal. In effect, these payments are a "pass-through" of the periodic payments and optional prepayments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-backed securities are caused by prepayments resulting from the sale of the underlying residential property, refinancing, or foreclosure, net of fees or costs which may be incurred.





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




  As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular security. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the effective maturities. Mortgage-backed securities may have varying assumptions for average life. The volume of prepayments of principal on a pool of mortgages underlying a particular security will influence the yield of that security, and the principal returned to an underlying money market fund may be reinvested in instruments whose yield may be higher or lower than that which might have been obtained had the prepayments not occurred. When interest rates are declining, prepayments usually increase, with the result that reinvestment of principal prepayments will be at a lower rate than the rate applicable to the original mortgage-backed security.



  In addition to interest rate risk, investments in mortgage-backed securities including those comprised of subprime mortgages may be subject to a higher degree of credit risk, valuation risk, and liquidity risk. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their mortgages. Thus, if borrowers are unable to make their payments, the mortgages underlying mortgage-backed securities may have higher default rates.



  An underlying money market fund may invest in mortgage-backed securities that are issued by agencies or instrumentalities of the U.S. Government. Ginnie Mae is the principal federal government guarantor of mortgage-backed securities. Ginnie Mae is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. Ginnie Mae Certificates are debt securities which represent an interest in one mortgage or a pool of mortgages, which are insured by the Federal Housing Administration or the Farmers Home Administration or are guaranteed by the Veterans Administration. An underlying money market fund may also invest in pools of conventional mortgages which are issued or guaranteed by agencies of the U.S. Government. Ginnie Mae pass-through securities are considered to be riskless with respect to default in that: (i) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and (ii) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. Government, regardless of whether or not payments have been made on the underlying mortgages. Ginnie Mae pass-through securities are, however, subject to the same market risk as comparable debt securities. Therefore, the market value of an underlying money market fund's Ginnie Mae securities can be expected to fluctuate in response to changes in prevailing interest rate levels.



  Residential mortgage loans are pooled also by Freddie Mac. Freddie Mac is a privately managed, publicly chartered agency created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Freddie Mac issues participation certificates ("PCs") which represent interests in mortgages from Freddie Mac's national portfolio. The mortgage loans in Freddie Mac's portfolio are not U.S. Government backed; rather, the loans are either uninsured with loan-to-value ratios of 80% or less, or privately insured if the loan-to-value ratio exceeds 80%. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal on Freddie Mac PCs; the U.S. Government does not guarantee any aspect of Freddie Mac PCs.



  Fannie Mae is a government-sponsored corporation owned entirely by private shareholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases residential mortgages from a list of approved seller/servicers, which include savings and loan associations, savings banks, commercial banks, credit unions, and mortgage bankers. Fannie Mae guarantees the timely payment of principal and interest on the pass-through securities issued by Fannie Mae; the U.S. Government does not guarantee any aspect of the Fannie Mae pass-through securities.



  An underlying money market fund may also invest in privately-issued mortgage-backed securities to the extent permitted by its investment restrictions. Mortgage-backed securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds, which are considered to be debt obligations of the institution issuing the bonds and which are collateralized by mortgage loans; and collateralized mortgage obligations ("CMOs"), which are collateralized by mortgage-backed securities issued by Ginnie Mae, Freddie Mac, Fannie Mae, or by pools of conventional mortgages.



  Asset-backed securities represent direct or indirect participation in, or are secured by and payable from, assets other than mortgage-backed assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, and receivables from revolving credit agreements (credit cards). Asset-backed securities have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks.





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Repurchase and Reverse Repurchase Agreements



  In a repurchase agreement, an underlying money market fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon future date. The resale price consists of the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security or "collateral." A risk associated with repurchase agreements is the failure of the seller to repurchase the securities as agreed, which may cause an underlying money market fund to suffer a loss if the market value of such securities declines before they can be liquidated on the open market. In the event of bankruptcy or insolvency of the seller, an underlying money market fund may encounter delays and incur costs in liquidating the underlying security. In addition, the collateral received in the repurchase transaction may become worthless. To the extent an underlying money market fund's collateral focuses in one or more sectors, such as banks and financial services, that underlying money market fund is subject to increased risk as a result of that exposure. Repurchase agreements that mature in more than seven days are subject to the 10% limit on illiquid investments. While it is not possible to eliminate all risks from these transactions, it is the policy of an underlying money market fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by Janus Capital. There is no guarantee that Janus Capital's analysis of the creditworthiness of the counterparty will be accurate and the underlying collateral involved in the transaction can expose an underlying money market fund to additional risk regardless of the creditworthiness of the parties involved in the transaction.



  Reverse repurchase agreements are transactions in which an underlying money market fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. An underlying money market fund will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities.



  Generally, a reverse repurchase agreement enables an underlying money market fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to an underlying money market fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by an underlying money market fund with those monies. Using reverse repurchase agreements to earn additional income involves the risk that the interest earned on the invested proceeds is less than the expense for the reverse repurchase agreement transaction. This technique may also have a leveraging effect on an underlying money market fund's portfolio, although an underlying money market fund's intent to segregate assets in the amount of the reverse repurchase agreement minimizes this effect. While a reverse repurchase agreement is outstanding, an underlying money market fund will maintain cash and appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. An underlying money market fund will enter into reverse repurchase agreements only with parties that Janus Capital deems creditworthy.



  Structured investment vehicles and other similar vehicles ("structured vehicles") issue a combination of senior and subordinate debt to fund the purchase of finance company and structured finance debt. Structured vehicle debt is usually composed of a senior debt tranche made up of commercial paper and longer maturity medium term notes and one to two tranches of subordinate notes. Structured vehicle portfolios generally consist of finance company debt and structured finance assets. A structured vehicle purchases mostly highly rated medium- and long-term, fixed income assets and issues shorter-term, highly rated commercial paper and medium-term notes at lower rates to investors. Structured vehicles typically purchase finance company debt which is focused in large banks and may also include exposure to investment banks, insurance, and other finance companies. Structured vehicles also invest in credit card, residential mortgage-backed securities, commercial mortgage-backed securities, collateralized loan obligations, and asset-backed securities.



  Because structured vehicles depend on short-term funding through the issuance of new debt, if there is a slowdown in issuing new debt or a smaller market of purchasers of the new debt, the structured vehicles may have to liquidate assets at a loss. Also, with respect to structured vehicles' assets in finance companies, an underlying money market fund may have significant exposure to the financial services market which, depending on market conditions, could have a negative impact on the underlying money market fund.



When-Issued and Delayed Delivery Securities



  An underlying money market fund may purchase securities on a when-issued or delayed delivery basis. An underlying money market fund will enter into such transactions only when it has the intention of actually acquiring the securities. On delivery dates for such transactions, an underlying money market fund will meet its obligations from maturities, sales of securities, or from other available sources of cash. If it chooses to dispose of the right to acquire a when-issued security prior to its acquisition, an underlying money market fund could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. At the time it makes the commitment to purchase securities on a when-issued or delayed delivery basis, an underlying money market fund will record the transaction as a purchase and thereafter reflect the value of such securities in determining its NAV.



Debt Obligations



  An underlying money market fund may invest in U.S. dollar-denominated debt obligations. In general, sales of these securities may not be made absent registration under the 1933 Act or the availability of an appropriate exemption. Pursuant to Section 4(2) of the 1933 Act or Rule 144A adopted under the 1933 Act, some of these securities, however, are eligible for resale to institutional investors, and accordingly, Janus Capital may determine that a liquid market exists for such a security pursuant to guidelines adopted by the Trustees.



Auction Market and Remarketed Preferred Stock



  An underlying money market fund may purchase certain types of auction market preferred stock ("AMPS") or remarketed preferred stock ("RPS") subject to a demand feature. These purchases may include AMPS and RPS issued by closed-end investment companies. AMPS and RPS may be deemed to meet the maturity and quality requirements of money market funds if they are structured to comply with conditions established by the SEC. AMPS and RPS subject to a demand feature, despite their status as equity securities, are economically similar to variable rate debt securities subject to a demand feature. Both AMPS and RPS allow the holder to sell the stock at a liquidation preference value at specified periods, provided that the auction or remarketing is successful. If the auction or remarketing fails, the holder of certain types of AMPS and RPS may exercise a demand feature and has the right to sell the AMPS or RPS to a third party guarantor or counterparty at a price that can reasonably be expected to approximate its amortized cost. The ability of a bank or other financial institution providing the demand feature to fulfill its obligations might be affected by possible financial difficulties of its borrowers, adverse interest rate or economic conditions, regulatory limitations, or other factors.



Obligations of Financial Institutions



  An underlying money market fund may invest in obligations of financial institutions. Examples of obligations in which an underlying money market fund may invest include negotiable certificates of deposit, bankers' acceptances, time deposits, and other obligations of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars. An underlying money market fund may also invest in Eurodollar and Yankee bank obligations as discussed below and other U.S. dollar-denominated obligations of foreign banks having total assets in excess of ten billion dollars that Janus Capital believes are of an investment quality comparable to obligations of U.S. banks in which an underlying money market fund may invest.



  Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Fixed time deposits, which are payable at a stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by an underlying money market fund but may be subject to early withdrawal penalties that could reduce that underlying money market fund's yield. Unless there is a readily available market for them, time deposits that are subject to early withdrawal penalties and that mature in more than seven days will be treated as illiquid securities.



  Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

  Foreign, Eurodollar and, to a limited extent, Yankee bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.



Municipal Leases



  An underlying money market fund may invest in municipal leases. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Municipal leases are municipal securities which may take the form of a lease or an installment purchase or conditional sales contract. Municipal leases are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. An underlying money market fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional, irrevocable letter of credit or guarantee of a bank or other entity that meets certain criteria.



  In evaluating municipal lease obligations, Janus Capital will consider such factors as it deems appropriate, including: (i) whether the lease can be canceled; (ii) the ability of the lease obligee to direct the sale of the underlying assets; (iii) the general creditworthiness of the lease obligor;
  (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (v) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (vi) whether the security is backed by a credit enhancement such as insurance; and (vii) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation. If a lease is backed by an unconditional letter of credit or other unconditional credit enhancement, Janus Capital may determine that a lease is an eligible security solely on the basis of its evaluation of the credit enhancement.



  Municipal leases, like other municipal debt obligations, are subject to the risk of nonpayment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state, and local governmental units. Such nonpayment would result in a reduction of income to an underlying money market fund, and could result in a reduction in the value of the municipal lease experiencing nonpayment and a potential decrease in the NAV of that underlying money market fund.


PORTFOLIO TURNOVER


  The Portfolio was effective on May 1, 2009, therefore, there are no portfolio turnover rates available for the fiscal year ended December 31.


PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES

  The Mutual Fund Holdings Disclosure Policies and Procedures adopted by Janus Capital and all mutual funds managed within the Janus fund complex are designed to be in the best interests of the funds and to protect the confidentiality of the funds' portfolio holdings. The following describes policies and procedures with respect to disclosure of portfolio holdings.

  - FULL HOLDINGS. The Portfolio is required to disclose its complete holdings in the quarterly holdings report on Form N-Q within 60 days of the end of each fiscal quarter, and in the annual report and semiannual report to fund shareholders. These reports (i) are available on the SEC's website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) are available without charge, upon request, by calling a Janus representative at 1-877-335-2687 (toll free). Portfolio holdings (excluding cash investments, derivatives, short positions, and other investment positions), consisting of at least the names of the holdings, are generally available on a calendar quarter-end basis with a

    30-day lag. Holdings are generally posted approximately two business days thereafter under the Characteristics tab of each Portfolio at janus.com/info.


  - TOP HOLDINGS. The Portfolio's top portfolio holdings, in order of position size and as a percentage of the Portfolio's total portfolio, are available monthly with a 15-day lag and on a calendar quarter-end basis with a 15-day lag.


  - OTHER INFORMATION. The Portfolio may occasionally provide security breakdowns (e.g., industry, sector, regional, market capitalization, and asset allocation), top performance contributors/detractors, and specific portfolio level performance attribution information and statistics monthly with a 30-day lag and on a calendar quarter-end basis with a 15-day lag.

  Full portfolio holdings will remain available on the Janus websites at least until a Form N-CSR or Form N-Q is filed with the SEC for the period that includes the date as of which the website information is current. Funds disclose their short positions, if applicable, only to the extent required in regulatory reports. Janus Capital may exclude from publication all or any portion of portfolio holdings or change the time periods of disclosure as deemed necessary to protect the interests of the Janus funds.

  The Janus funds' Trustees, officers, and primary service providers, including investment advisers, distributors, administrators, transfer agents, custodians, and their respective personnel, may receive or have access to nonpublic portfolio holdings information. In addition, third parties, including but not limited to those that provide services to the Janus funds, Janus Capital, and its affiliates, such as trade execution measurement systems providers, independent pricing services, proxy voting service providers, the funds' insurers, computer systems service providers, lenders, counsel, accountants/auditors, and rating and ranking organizations may also receive or have access to nonpublic portfolio holdings information. Other recipients of nonpublic portfolio holdings information may include, but may not be limited to, third parties such as consultants, data aggregators, and asset allocation services which calculate information derived from holdings for use by Janus Capital, and which supply their analyses (but not the holdings themselves) to their clients. Such parties, either by agreement or by virtue of their duties, are required to maintain confidentiality with respect to such nonpublic portfolio holdings.

  Nonpublic portfolio holdings information may be disclosed to certain third parties upon a good faith determination made by Janus Capital's Chief Compliance Officer or Ethics Committee that a fund has a legitimate business purpose for such disclosure and the recipient agrees to maintain confidentiality. Preapproval by the Chief Compliance Officer or Ethics Committee is not required for certain routine service providers and in response to regulatory, administrative, and judicial requirements. The Chief Compliance Officer reports to the Janus funds' Trustees regarding material compliance matters with respect to the portfolio holdings disclosure policies and procedures.

  Under extraordinary circumstances, Janus Capital's Chief Investment Officer(s) or their delegates have the authority to waive one or more provisions of, or make exceptions to, the Mutual Fund Holdings Disclosure Policies and Procedures when in the best interest of the Janus funds and when such waiver or exception is consistent with federal securities laws and applicable fiduciary duties. The frequency with which portfolio holdings are disclosed, as well as the lag time associated with such disclosure, may vary as deemed appropriate under the circumstances. All waivers and exceptions involving any of the Janus funds shall be pre-approved by the Chief Compliance Officer or a designee.


  As of the date of this SAI, the following non-affiliated third parties, which consist of service providers and consultants as described above, receive or may have access to nonpublic portfolio holdings information, which may include the full holdings of a fund. Certain of the arrangements below reflect relationships of an affiliated subadviser, INTECH, and its products.



  NAME                                                           FREQUENCY            LAG TIME
  ----                                                           ---------            --------
  ACA Compliance Group                                           As needed            Current
  Bowne & Company Inc.                                           Daily                Current
  Brockhouse & Cooper Inc.                                       Quarterly            Current
  Brown Brothers Harriman & Co.                                  Daily                Current
  Callan Associates Inc.                                         As needed            Current
  Cambridge Associates LLC                                       Quarterly            Current
  Canterbury Consulting Inc.                                     Monthly              Current
  Charles River Systems, Inc.                                    As needed            Current
  Charles Schwab & Co., Inc.                                     As needed            Current

  NAME                                                           FREQUENCY            LAG TIME
  ----                                                           ---------            --------
  Citibank, N.A.                                                 Daily                Current
  CMS BondEdge                                                   As needed            Current
  Consulting Services Group, LLC                                 As needed            Current
  Deloitte & Touche LLP                                          As needed            Current
  Deloitte Tax LLP                                               As needed            Current
  Dresdner Bank, AG New York Branch                              As needed            Current
  Eagle Investment Systems Corp.                                 As needed            Current
  Eaton Vance Management                                         As needed            Current
  Ennis, Knupp & Associates, Inc.                                As needed            Current
  Ernst & Young LLP                                              As needed            Current
  FactSet Research Systems, Inc.                                 As needed            Current
  Financial Models Company, Inc.                                 As needed            Current
  FT Interactive Data Corporation                                Daily                Current
  Imagine Software Inc.                                          As needed            Current
  Institutional Shareholder Services, Inc.                       Daily                Current
  International Data Corporation                                 Daily                Current
  Investment Technology Group, Inc.                              Daily                Current
  Jeffrey Slocum & Associates, Inc.                              As needed            Current
  Lehman Brothers Inc.                                           Daily                Current
  Marco Consulting Group, Inc.                                   Monthly              Current
  Marquette Associates                                           As needed            Current
  Markit Loans, Inc.                                             Daily                Current
  Mercer Investment Consulting, Inc.                             As needed            Current
  Merrill Communications LLC                                     Semi-annually        5 days
  Moody's Investors Service Inc.                                 Weekly               7 days or more
  New England Pension Consultants                                Monthly              Current
  Omgeo LLC                                                      Daily                Current
  PricewaterhouseCoopers LLP                                     As needed            Current
  Prima Capital Management, Inc.                                 Quarterly            15 days
  R.V. Kuhns & Associates                                        As needed            Current
  Reuters America Inc.                                           Daily                Current
  Rocaton Investment Advisors, LLC                               As needed            Current
  Rogerscasey, Inc.                                              Quarterly            Current
  Russell/Mellon Analytical Services, LLC                        Monthly              Current
  Sapient Corporation                                            As needed            Current
  SEI Investments                                                As needed            Current
  SimCorp USA, Inc.                                              As needed            Current
  Standard & Poor's                                              Daily                Current
  Standard & Poor's Financial Services                           Weekly               2 days or more
  Standard & Poor's Securities Evaluation                        Daily                Current
  State Street Bank and Trust Company                            Daily                Current
  Stratford Advisory Group, Inc.                                 As needed            Current
  Summit Strategies Group                                        Monthly; Quarterly   Current
  The Yield Book Inc.                                            Daily                Current
  Tower Investment                                               As needed            30 days
  Wachovia Securities LLC                                        As needed            Current
  Wall Street On Demand, Inc.                                    Monthly; Quarterly   30 days; 15 days
  Wilshire Associates Incorporated                               As needed            Current

  NAME                                                           FREQUENCY            LAG TIME
  ----                                                           ---------            --------
  Yanni Partners, Inc.                                           Quarterly            Current
  Zephyr Associates, Inc.                                        Quarterly            Current


  In addition to the categories of persons and names of persons described above who may receive nonpublic portfolio holdings information, brokers executing portfolio trades on behalf of the funds may receive nonpublic portfolio holdings information.

  Janus Capital manages other accounts such as separate accounts, private accounts, unregistered products, and funds sponsored by companies other than Janus Capital. These other accounts may be managed in a similar fashion to certain Janus funds and thus may have similar portfolio holdings. Such accounts may be subject to different portfolio holdings disclosure policies that permit public disclosure of portfolio holdings information in different forms and at different times than the Portfolio's portfolio holdings disclosure policies. Additionally, clients of such accounts have access to their portfolio holdings, and may not be subject to the Portfolio's portfolio holdings disclosure policies.

INVESTMENT ADVISER
--------------------------------------------------------------------------------


INVESTMENT ADVISER - JANUS CAPITAL MANAGEMENT LLC

  As stated in the Prospectuses, the Portfolio and each underlying fund have an Investment Advisory Agreement with Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805. Janus Capital is a direct subsidiary of Janus Capital Group Inc. ("JCGI"), a publicly traded company with principal operations in financial asset management businesses. JCGI owns approximately 95% of Janus Capital, with the remaining 5% held by Janus Management Holdings Corporation.

  Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Portfolio's investments, provide office space for the Portfolio, and pay the salaries, fees, and expenses of all Portfolio officers and of those Trustees who are considered to be interested persons of Janus Capital. As of the date of this SAI, none of the members of the Board of Trustees are "affiliated persons" of Janus Capital as that term is defined by the 1940 Act. Janus Capital is also authorized to perform the management and administrative services necessary for the operation of the Portfolio, including NAV determination, portfolio accounting, recordkeeping, and blue sky registration and monitoring services, for which the Portfolio may reimburse Janus Capital for its costs. The Portfolio pays custodian fees and expenses, brokerage commissions and dealer spreads, and other expenses in connection with the execution of portfolio transactions, legal and accounting expenses, interest and taxes, a portion of trade or other investment company dues and expenses, registration fees, expenses of shareholders' meetings and reports to shareholders, fees and expenses of Portfolio Trustees who are not interested persons of Janus Capital, other costs of complying with applicable laws regulating the sale of Portfolio shares, and compensation to the Portfolio's transfer agent. As discussed in this section, Janus Capital has delegated certain of these duties for certain underlying funds to INTECH and Perkins pursuant to subadvisory agreements ("Sub-Advisory Agreements") between Janus Capital and each Subadviser.

  MPC Portfolio's Advisory Agreement continues in effect from year to year so long as such continuance is approved annually by a majority of the Portfolio's Trustees who are not parties to the Advisory Agreement or "interested persons" (as defined by the 1940 Act) of any such party (the "Independent Trustees") and by either a majority of the outstanding voting shares of the Portfolio or the Trustees of the Portfolio. The Advisory Agreement: (i) may be terminated without the payment of any penalty by the Portfolio or Janus Capital on 60 days' written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the Trustees, including a majority of the Independent Trustees and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of the Portfolio.


  A discussion regarding the basis for the Trustees' approval of the Portfolio's Investment Advisory Agreement will be included in the Portfolio's next annual or semiannual report to shareholders, following such approval. You can request the Portfolio's annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, at janus.com/info, or by contacting a Janus representative at 1-877-335-2687.


  The Portfolio pays a monthly investment advisory fee to Janus Capital for its services. The fee is based on the average daily net assets of the Portfolio and is calculated at the annual rate of 0.07%.

  EXPENSE LIMITATION


  Janus Capital agreed by contract to waive the advisory fee payable by the Portfolio in an amount equal to the amount, if any, that the Portfolio's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding any distribution and shareholder servicing fees (12b-1), brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses, exceed the annual rate shown below. For information about how these expense limits affect the total expenses of the Portfolio, refer to the table in the "Fees and Expenses" section of the Prospectus. Provided that Janus Capital remains investment adviser to the Portfolio, Janus Capital has agreed to continue such waivers until at least May 1, 2010. Mortality risk, expense risk, and other charges imposed by participating insurance companies are also excluded from the expense limitations noted.


  Portfolio Name                    Expense Limit Percentage (%)
----------------------------------------------------------------
  MPC Portfolio                                 0.45


  Janus Capital will be entitled to recoup such reimbursement or fee reduction from the Portfolio for a three-year period commencing with the operations of the Portfolio, provided that at no time during such period shall the normal operating expenses allocated to the Portfolio, with the exceptions noted above, exceed the percentages stated.

  The Portfolio benefits from the investment advisory services provided to the underlying funds and, as shareholders of those underlying funds, indirectly bears a proportionate share of those underlying funds' advisory fees.

UNDERLYING FUNDS

  Janus Capital also receives an investment advisory fee for managing the underlying funds. Each underlying fund pays a monthly investment advisory fee to Janus Capital for its services. For those with an annual fixed-rate fee, the fee is based on the average daily net assets of each underlying fund and is calculated at an annual rate. Certain underlying funds have a performance-based fee structure. These underlying funds pay a fee that may adjust up or down based on the underlying fund's performance relative to its benchmark index. For more information regarding the underlying funds' investment advisory fees and expense limitations, please refer to the underlying funds' prospectuses and statements of additional information.

SUBADVISERS OF CERTAIN UNDERLYING FUNDS


  Janus Capital has entered into Sub-Advisory Agreements on behalf of the underlying Janus Adviser INTECH Risk-Managed Core Fund, Janus Adviser INTECH Risk-Managed Growth Fund, Janus Adviser INTECH Risk-Managed International Fund, Janus Adviser INTECH Risk-Managed Value Fund, and INTECH Risk-Managed Core Fund with INTECH Investment Management LLC ("INTECH") (formerly named Enhanced Investment Technologies, LLC). Janus Capital, not the underlying funds, pays INTECH a subadvisory fee for services provided to the underlying funds. Janus Capital, on behalf of the underlying Mid Cap Value Portfolio, Janus Adviser Perkins Large Cap Value Fund, Janus Adviser Perkins Mid Cap Value Fund, and Perkins Mid Cap Value Fund, has entered into Sub-Advisory Agreements with Perkins Investment Management LLC ("Perkins"). Janus, not the underlying funds, pays Perkins a subadvisory fee for services provided to the underlying funds.


OTHER PAYMENTS


  In addition to payments made under 12b-1 plans, Janus Capital and its affiliates may pay fees, from their own assets, to selected insurance companies, qualified plan service providers or their affiliates, or other financial intermediaries that distribute, market, promote, or perform related services for contract owners or plan participants for the Portfolios or other Janus funds, or that perform recordkeeping or other services with respect to shareholder accounts. The amount of these payments is determined from time to time by Janus Capital, may be substantial, and may differ for different financial intermediaries. Janus Capital and its affiliates consider a number of factors in making payments to financial intermediaries.



  In addition, from their own assets, Janus Capital, Janus Distributors LLC ("Janus Distributors"), or their affiliates may pay to selected insurance companies, qualified plan service providers or their affiliates, and other financial intermediaries fees for providing recordkeeping, subaccounting, transaction processing, and other shareholder or administrative services (including payments for processing transactions via National Securities Clearing Corporation ("NSCC") or other means) in connection with investments in the Janus funds. These fees are in addition to any fees that may be paid from a portfolio's assets to these financial intermediaries. You should consider whether such arrangements exist when evaluating any recommendations from an intermediary to purchase or sell Shares of the Portfolios and when considering which share class of a Portfolio is most appropriate for you.



  Janus Capital or its affiliates may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars, client awareness events, support for marketing materials, or business building programs for such intermediaries to raise awareness of the Portfolios. Such payments may be in addition to, or in lieu of, the fees described above. These payments are intended to promote the sales of Janus funds and to reimburse financial intermediaries, directly or indirectly, for the costs that they or their salespersons incur in connection with educational seminars, meetings, and training efforts about the Janus funds to enable the intermediaries and their salespersons to make suitable recommendations, provide useful services, and maintain the necessary infrastructure to make the Janus funds available to their customers.


ADDITIONAL INFORMATION ABOUT JANUS CAPITAL

  Janus Capital acts as subadviser for a number of private-label mutual funds and provides separate account advisory services for institutional accounts. Janus Capital may also manage its own proprietary accounts. Investment decisions for each account managed by Janus Capital, including the Portfolio, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated to each account in accordance with allocation procedures adopted by Janus Capital. Partial fills for the accounts of two or more portfolio managers and/or investment personnel will be allocated pro rata under procedures adopted by Janus Capital. Circumstances may arise under which Janus Capital may determine that, although it may be desirable and/or suitable that a particular security or other investment be purchased or sold for more than one account, there exists a limited supply or demand for the security or other investment. Janus Capital seeks to allocate the opportunity to purchase or sell that security or other investment among accounts on an equitable basis by taking into consideration factors including, but not limited to, size of the portfolio, concentration of holdings, investment objectives and guidelines, purchase costs, and cash availability. Janus Capital, however, cannot assure equality of allocations among all its accounts, nor can it assure that the opportunity to purchase or sell a security or other investment will be proportionally allocated among accounts according to any particular or predetermined standards or criteria. In some cases, these allocation procedures may adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account. In others, however, the accounts' ability to participate in volume transactions may produce better executions and prices for the accounts.

  With respect to allocations of initial public offerings ("IPOs"), under IPO allocation procedures adopted by Janus Capital, accounts will participate in an IPO if the portfolio managers and/or investment personnel believe the IPO is an appropriate investment based on the account's investment restrictions, risk profile, asset composition, and/or cash levels. These IPO allocation procedures require that each account be assigned to a pre-defined group ("IPO Group") based on objective criteria set forth in the procedures. Generally, an account may not participate in an IPO unless it is assigned to an IPO Group that correlates with the pre-offering market capitalization ("IPO Classification") of the company. All shares purchased will be allocated on a pro rata basis to all participating accounts within the portfolio managers' and/or investment personnel's account group among all participating portfolio managers and/or investment personnel. Any account(s) participating in an IPO which has been classified (small-, mid-, or large-cap based on the pre-offering market capitalization) outside of the account's assigned IPO Group as small-, mid-, large-, or multi-cap (accounts assigned to the multi-cap classification can participate in IPOs with any market capitalization) will continue to have the portfolio managers' and/or investment personnel's original indication/target filled in the aftermarket unless instructed by the portfolio managers and/or investment personnel to do otherwise. If there is no immediate aftermarket activity, all shares purchased will be allocated pro rata to the participating accounts, subject to a de minimis exception standard outlined below. These IPO allocation procedures may result in certain accounts, particularly larger accounts, receiving fewer IPOs than other accounts, which may impact performance.

  Janus Capital is permitted to adjust its allocation procedures to eliminate fractional shares or odd lots and has the discretion to deviate from its allocation procedures in certain circumstances. For example, additional securities may be allocated to the portfolio managers and/or investment personnel who are instrumental in originating or developing an investment opportunity or to comply with the portfolio managers' and/or investment personnel's request to ensure that their accounts receive sufficient securities to satisfy specialized investment objectives.

  Janus Capital manages long and short portfolios. The simultaneous management of long and short portfolios creates potential conflicts of interest in fund management and creates potential risks such as the risk that short sale activity could adversely affect the market value of long positions in one or more funds (and vice versa), the risk arising from the sequential orders in long and short positions, and the risks associated with the trade desk receiving opposing orders in the same security at the same time.

  Janus Capital has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts and risks. Among other things, Janus Capital has trade allocation procedures in place as previously described.

  Pursuant to an exemptive order granted by the SEC, the Portfolio and other funds advised by Janus Capital or its affiliates may also transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.


  Pursuant to the terms and conditions of an SEC exemptive order and the provisions of the 1940 Act, Janus mutual funds may participate in an affiliated or non-affiliated cash sweep program. In the cash sweep program, uninvested cash balances of Janus funds maybe used to purchase shares of affiliated or non-affiliated money market funds or cash management pooled investment vehicles. All Janus funds are eligible to participate in the cash sweep program (the "Investing Funds"). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds.

  Each account managed by Janus Capital has its own investment objective and policies and is managed accordingly by the respective portfolio managers and/or investment personnel. As a result, from time to time, two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

  The officers and Trustees of the Portfolio may also serve as officers and Trustees of the underlying funds. Conflicts may arise as the officers and Trustees seek to fulfill their fiduciary responsibilities to both the Portfolio and the underlying funds. The Trustees intend to address any such conflicts as deemed appropriate.

  JANUS ETHICS RULES

  Janus Capital and Janus Distributors currently have in place Ethics Rules, which are comprised of the Personal Trading Code of Ethics, Gift Policy, Portfolio Holdings Disclosure Policy, and Outside Employment Policy. The Ethics Rules are designed to ensure Janus Capital and Janus Distributors personnel: (i) observe applicable legal (including compliance with applicable federal securities laws) and ethical standards in the performance of their duties; (ii) at all times place the interests of the Portfolio shareholders first; (iii) disclose all actual or potential conflicts; (iv) adhere to the highest standards of loyalty, candor, and care in all matters relating to the Portfolio shareholders; (v) conduct all personal trading, including transactions in the Portfolio and other securities, consistent with the Ethics Rules and in such a manner as to avoid any actual or potential conflict of interest or any abuse of their position of trust and responsibility; and (vi) do not use any material nonpublic information in securities trading. The Ethics Rules are on file with and available from the SEC through the SEC website at http://www.sec.gov.

  Under the Personal Trading Code of Ethics (the "Code of Ethics"), all Janus Capital and Janus Distributors personnel, as well as the Trustees and Officers of the Portfolio, are required to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Portfolio. In addition, Janus Capital and Janus Distributors personnel are not permitted to transact in securities held by the Portfolio for their personal accounts except under circumstances specified in the Code of Ethics. All personnel of Janus Capital, Janus Distributors, and the Portfolio, as well as certain other designated employees deemed to have access to current trading information, are required to pre-clear all transactions in securities not otherwise exempt. Requests for trading authorization will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the Code of Ethics. In addition to the pre-clearance requirement described above, the Code of Ethics subjects such personnel to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the Code of Ethics and under certain circumstances Janus Capital and Janus Distributors personnel may be required to forfeit profits made from personal trading.

PROXY VOTING POLICIES AND PROCEDURES


  The Portfolio's Trustees have delegated to Janus Capital the authority to vote all proxies relating to the Portfolio's portfolio securities in accordance with Janus Capital's own policies and procedures. A summary of Janus Capital's policies and procedures is available without charge: (i) upon request, by calling 1-877-335-2687; (ii) on the Portfolio's website at janus.com/proxyvoting; and (iii) on the SEC's website at http://www.sec.gov.



  A complete copy of Janus Capital's proxy voting policies and procedures, including specific guidelines, is available at janus.com/proxyvoting.



  The Portfolio's proxy voting record for the one-year period ending each June 30th is available, free of charge, through janus.com/proxyvoting and from the SEC through the SEC website at http://www.sec.gov.


Janus Capital Management LLC
Proxy Voting Summary for Mutual Funds

  Janus Capital votes proxies in the best interest of its shareholders and without regard to any other Janus Capital relationship (business or otherwise). Janus Capital will not accept direction as to how to vote individual proxies for which it has voting responsibility from any other person or organization other than the research and information provided by its independent proxy voting service ("Proxy Voting Service").

  PROXY VOTING PROCEDURES

  Janus Capital has developed proxy voting guidelines (the "Janus Guidelines") that outline how Janus Capital generally votes proxies on securities held by the portfolios Janus Capital manages. The Janus Guidelines, which include recommendations on most major corporate issues, have been developed by the Janus Proxy Voting Committee (the "Proxy Voting Committee") in consultation with Janus Capital's portfolio managers. In creating proxy voting recommendations, the Proxy Voting Committee analyzes proxy proposals, from the Proxy Voting Service, from the prior year and evaluates whether those proposals would adversely or beneficially affect shareholders' interests. Once the Proxy Voting Committee establishes its recommendations, they are distributed to Janus Capital's portfolio managers for input. Following portfolio manager input on the recommendations, they are implemented as the Janus Guidelines. While the Proxy Voting Committee sets the Janus Guidelines and serves as a resource for Janus Capital's portfolio managers, it does not have proxy voting authority for any proprietary or non-proprietary mutual fund. Janus Capital's portfolio managers are responsible for proxy votes on securities they own in the portfolios they manage. The portfolio managers do not have the right to vote on securities while they are being lent; however, the portfolio managers may attempt to call back the loan and vote the proxy if time permits. Most portfolio managers vote consistently with the Janus Guidelines; however, a portfolio manager may choose to vote differently than the Janus Guidelines. Additionally, Janus Capital has engaged the Proxy Voting Service to assist in the voting of proxies. The Proxy Voting Service also provides research and recommendations on proxy issues. The role of the Proxy Voting Committee is to work with Janus Capital's portfolio management to develop the Janus Guidelines. The Proxy Voting Committee also serves as a resource to portfolio management with respect to proxy voting and oversees the proxy voting process. The Proxy Voting Committee's oversight responsibilities include monitoring for, and resolving, material conflicts of interest with respect to proxy voting. Janus Capital believes that application of the Janus Guidelines to vote mutual fund proxies should, in most cases, adequately address any possible conflicts of interest since the Janus Guidelines are predetermined. However, for proxy votes that are inconsistent with the Janus Guidelines, the Proxy Voting Committee will review the proxy votes in order to determine whether a portfolio manager's voting rationale appears reasonable. If the Proxy Voting Committee does not agree that a portfolio manager's rationale is reasonable, the Proxy Voting Committee will refer the matter to Janus Capital's Chief Investment Officer(s) (or Director of Research).

  The Portfolio owns shares in underlying funds. If an underlying fund has a shareholder meeting, the Portfolio normally would vote its shares in the underlying fund in the same proportion as the votes of the other shareholders of the underlying fund.

  PROXY VOTING POLICIES

  As discussed above, the Proxy Voting Committee has developed the Janus Guidelines for use in voting proxies. Below is a summary of some of the Janus Guidelines.

  BOARD OF DIRECTORS ISSUES
  Janus Capital will generally vote in favor of slates of director candidates that are comprised of a majority of independent directors. Janus Capital will generally vote in favor of proposals to increase the minimum number of independent directors. Janus Capital will generally oppose non-independent directors who serve on the audit, compensation, and/or nominating committees of the board.

  AUDITOR ISSUES
  Janus Capital will generally oppose proposals asking for approval of auditors that have a financial interest in or association with the company and are therefore not independent.

  EXECUTIVE COMPENSATION ISSUES
  Janus Capital reviews executive compensation plans on a case-by-case basis using research provided by the Proxy Voting Service. The research is designed to estimate the total cost of a proposed plan. If the proposed cost is above an allowable cap, Janus Capital will generally oppose the proposed equity-based compensation plan. In addition, Janus Capital will generally oppose proposals regarding the re-pricing of underwater options (stock options in which the price the employee is contracted to buy shares is higher than the current market price) and the issuance of reload options (a stock option that is automatically granted if an outstanding stock option is exercised during a window period).

  GENERAL CORPORATE ISSUES
  Janus Capital will generally oppose proposals regarding supermajority voting rights (for example, to approve acquisitions or mergers). Janus Capital will generally oppose proposals for different classes of stock with different voting rights. Janus Capital will generally oppose proposals seeking to implement measures designed to prevent or obstruct corporate takeovers. Janus Capital will review proposals relating to mergers, acquisitions, tender offers, and other similar actions on a case-by-case basis.

  SHAREHOLDER PROPOSALS
  If a shareholder proposal is specifically addressed by the Janus Guidelines, Janus Capital will generally vote pursuant to that Janus Guideline. Janus Capital will generally abstain from voting shareholder proposals that are social, moral, or ethical in nature or place arbitrary constraints on the board or management of a company. Janus Capital will solicit additional research from its Proxy Voting Service for proposals outside the scope of the Janus Guidelines.

CUSTODIAN, TRANSFER AGENT AND CERTAIN AFFILIATIONS
--------------------------------------------------------------------------------



  State Street Bank and Trust Company ("State Street"), P.O. Box 0351, Boston, Massachusetts 02117-0351 is the custodian of the domestic securities and cash of the Portfolio and of the underlying funds, except the underlying Janus affiliated money market fund. State Street is the designated Foreign Custody Manager (as the term is defined in Rule 17f-5 under the 1940 Act) of the Portfolio's securities and cash held outside the United States. The Portfolio's Trustees have delegated to State Street certain responsibilities for such assets, as permitted by Rule 17f-5. State Street and the foreign subcustodians selected by it hold the Portfolio's assets in safekeeping and collect and remit the income thereon, subject to the instructions of the Portfolio.



  Citibank, N.A., 111 Wall Street, 24th Floor, Zone 5, New York, NY 10043, is the custodian for the underlying Janus affiliated money market fund. The custodian holds the underlying fund's assets in safekeeping and collects and remits the income thereon, subject to the instructions of the underlying fund.


  Janus Services LLC ("Janus Services"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Portfolio's and the underlying funds' transfer agent. In addition, Janus Services provides certain other administrative, recordkeeping, and shareholder relations services for the Portfolio. Janus Services is not compensated for its services related to the Shares, except for out-of-pocket costs.

  The Portfolio pays DST Systems, Inc. ("DST") license fees at the annual rate of $3.06 per shareholder account for the use of DST's shareholder accounting system.

  Janus Distributors, 151 Detroit Street, Denver, Colorado 80206-4805, a wholly-owned subsidiary of Janus Capital, is a distributor of the Portfolio. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. The cash-compensation rate at which Janus Distributors pays its registered representatives for sales of institutional products may differ based on a type of fund or a specific trust. The receipt of (or prospect of receiving) compensation described above may provide an incentive for a registered representative to favor sales of funds, or certain share classes of a fund, for which they receive a higher compensation rate. You should consider these arrangements when evaluating any recommendations of registered representatives. Janus Capital periodically monitors sales compensation paid to its registered representatives in order to attempt to identify potential conflicts of interest.

PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------


  The Portfolio will purchase and sell the principal portion of its Portfolio securities (i.e., shares of the underlying funds) by dealing directly with the issuer of the underlying funds. As such, the Portfolio is not expected to incur brokerage commissions.

  Except for the underlying subadvised funds, Janus Capital places all portfolio transactions of the underlying funds and has a policy of seeking to obtain the "best execution" of all portfolio transactions (the best net prices under the circumstances based upon a number of factors including and subject to the factors discussed in the underlying funds' statements of additional information) provided that Janus Capital may occasionally pay higher commissions for research services. For more information regarding the brokerage commissions paid, please refer to the underlying funds' prospectuses and statements of additional information.

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------


  The following are the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years (principal occupations for certain Trustees may include periods over five years).


  Each Trustee has served in that capacity since he or she was originally elected or appointed. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. The retirement age for Trustees is 72. The Portfolio's Nominating and Governance Committee will consider nominees for the position of Trustee recommended by shareholders. Shareholders may submit the name of a candidate for consideration by the Committee by submitting their recommendations to the Trust's Secretary. Each Trustee is currently a Trustee of two other registered investment companies advised by Janus Capital: Janus Investment Fund and Janus Aspen Series. As of the date of this SAI, collectively, the three registered investment companies consist of 68 series or funds.


  The Trust's officers are elected annually by the Trustees for a one-year term. Certain officers also serve as officers of Janus Investment Fund and Janus Aspen Series. Certain officers of the Portfolio may also be officers and/or directors of Janus Capital. Portfolio officers receive no compensation from the Portfolio, except for the Portfolio's Chief Compliance Officer, as authorized by the Trustees.


---------------------------------------------------------------------------------------------------------------------------------
                                                             TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------
                           POSITIONS                                                     NUMBER OF FUNDS
 NAME, ADDRESS,            HELD WITH      LENGTH OF      PRINCIPAL OCCUPATIONS DURING    IN FUND COMPLEX      OTHER DIRECTORSHIPS
 AND AGE                   PORTFOLIO      TIME SERVED    THE PAST FIVE YEARS             OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------
 William F. McCalpin       Chairman       1/08-Present   Formerly, Executive Vice        68                   Chairman of the
 151 Detroit Street                                      President and Chief Operating                        Board and Director
 Denver, CO 80206          Trustee        6/02-Present   Officer of The Rockefeller                           of The Investment
 DOB: 1957                                               Brothers Fund (a private                             Fund for
                                                         family foundation) (1998-                            Foundations
                                                         2006).                                               Investment Program
                                                                                                              (TIP) (consisting
                                                                                                              of 4 funds) and the
                                                                                                              F.B. Heron
                                                                                                              Foundation (a
                                                                                                              private grantmaking
                                                                                                              foundation).
---------------------------------------------------------------------------------------------------------------------------------
 Jerome S. Contro          Trustee        11/05-Present  General partner of Crosslink    68                   Director of
 151 Detroit Street                                      Capital, a private investment                        Envysion, Inc.
 Denver, CO 80206                                        firm (since 2008). Formerly,                         (internet
 DOB: 1956                                               partner of Tango Group, a                            technology), Lijit
                                                         private investment firm (1999-                       Networks, Inc.
                                                         2008).                                               (internet
                                                                                                              technology), and
                                                                                                              LogRhythm Inc.
                                                                                                              (software
                                                                                                              solutions).
---------------------------------------------------------------------------------------------------------------------------------
 John W. McCarter, Jr.     Trustee        6/02-Present   President and Chief Executive   68                   Chairman of the
 151 Detroit Street                                      Officer of The Field Museum of                       Board and Director
 Denver, CO 80206                                        Natural History (Chicago, IL)                        of Divergence Inc.
 DOB: 1938                                               (since 1997).                                        (biotechnology
                                                                                                              firm); Director of
                                                                                                              W.W. Grainger, Inc.
                                                                                                              (industrial
                                                                                                              distributor); and
                                                                                                              Trustee of WTTW
                                                                                                              (Chicago public
                                                                                                              television station)
                                                                                                              and the University
                                                                                                              of Chicago.
---------------------------------------------------------------------------------------------------------------------------------
 Dennis B. Mullen          Trustee        4/00-Present   Chief Executive Officer of Red  68*                  Chairman of the
 151 Detroit Street                                      Robin Gourmet Burgers, Inc.                          Board (since 2005)
 Denver, CO 80206                                        (since 2005). Formerly,                              and Director of Red
 DOB: 1943                                               private investor.                                    Robin Gourmet
                                                                                                              Burgers, Inc.; and
                                                                                                              Director of Janus
                                                                                                              Capital Funds Plc
                                                                                                              (Dublin-based, non-
                                                                                                              U.S. funds).
---------------------------------------------------------------------------------------------------------------------------------
 James T. Rothe            Trustee        4/00-Present   Co-founder and Managing         68                   Director of Red
 151 Detroit Street                                      Director of Roaring Fork                             Robin Gourmet
 Denver, CO 80206                                        Capital Management, LLC                              Burgers, Inc.
 DOB: 1943                                               (private investment in public
                                                         equity firm), and Professor
                                                         Emeritus of Business of the
                                                         University of Colorado,
                                                         Colorado Springs, CO (since
                                                         2004). Formerly, Professor of
                                                         Business of the University of
                                                         Colorado (2002-2004), and
                                                         Distinguished Visiting
                                                         Professor of Business (2001-
                                                         2002) of Thunderbird (American
                                                         Graduate School of
                                                         International Management),
                                                         Glendale, AZ.
---------------------------------------------------------------------------------------------------------------------------------




* Mr. Mullen also serves as director of Janus Capital Funds Plc, consisting of 17 funds. Including Janus Capital Funds Plc and the 68 funds comprising the Janus funds, Mr. Mullen oversees 85 funds.

---------------------------------------------------------------------------------------------------------------------------------
                                                             TRUSTEES
---------------------------------------------------------------------------------------------------------------------------------
                           POSITIONS                                                     NUMBER OF FUNDS
 NAME, ADDRESS,            HELD WITH      LENGTH OF      PRINCIPAL OCCUPATIONS DURING    IN FUND COMPLEX      OTHER DIRECTORSHIPS
 AND AGE                   PORTFOLIO      TIME SERVED    THE PAST FIVE YEARS             OVERSEEN BY TRUSTEE  HELD BY TRUSTEE
---------------------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES (CONT'D.)
---------------------------------------------------------------------------------------------------------------------------------
 William D. Stewart        Trustee        4/00-Present   Corporate Vice President and    68                   N/A
 151 Detroit Street                                      General Manager of MKS
 Denver, CO 80206                                        Instruments - HPS Products,
 DOB: 1944                                               Boulder, CO (a manufacturer of
                                                         vacuum fittings and valves).
---------------------------------------------------------------------------------------------------------------------------------
 Martin H. Waldinger       Trustee        4/00-Present   Private investor and            68                   N/A
 151 Detroit Street                                      Consultant to California
 Denver, CO 80206                                        Planned Unit Developments
 DOB: 1938                                               (since 1994). Formerly, CEO
                                                         and President of Marwal, Inc.
                                                         (homeowner association
                                                         management company).
---------------------------------------------------------------------------------------------------------------------------------
 Linda S. Wolf             Trustee        11/05-Present  Retired. Formerly, Chairman     68                   Director of Wal-
 151 Detroit Street                                      and Chief Executive Officer of                       Mart, The Field
 Denver, CO 80206                                        Leo Burnett (Worldwide)                              Museum of Natural
 DOB: 1947                                               (advertising agency) (2001-                          History (Chicago,
                                                         2005).                                               IL), Children's
                                                                                                              Memorial Hospital
                                                                                                              (Chicago, IL),
                                                                                                              Chicago Council on
                                                                                                              Global Affairs, and
                                                                                                              InnerWorkings (U.S.
                                                                                                              provider of print
                                                                                                              procurement
                                                                                                              solutions).
---------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                           OFFICERS
------------------------------------------------------------------------------------------------------------------------------
                                                                 TERM OF
                                                                 OFFICE* AND
 NAME, ADDRESS,                                                  LENGTH OF         PRINCIPAL OCCUPATIONS DURING THE PAST FIVE
 AND AGE                      POSITIONS HELD WITH PORTFOLIO      TIME SERVED       YEARS
------------------------------------------------------------------------------------------------------------------------------
 Daniel Scherman              Executive Vice President and       5/09-Present      Senior Vice President of Janus Capital.
 151 Detroit Street           Portfolio Manager                                    Formerly, Vice President and Director of
 Denver, CO 80206             Modular Portfolio                                    Risk and Trading for Janus Capital (2006),
 DOB: 1961                    Construction Portfolio                               and Senior Quantitative Analyst and
                                                                                   Portfolio Manager (2001-2005) for MFS
                                                                                   Investment Management.
------------------------------------------------------------------------------------------------------------------------------
 Robin C. Beery               President and Chief Executive      4/08-Present      Executive Vice President and Chief
 151 Detroit Street           Officer                                              Marketing Officer of Janus Capital Group
 Denver, CO 80206                                                                  Inc. and Janus Capital; Executive Vice
 DOB: 1967                                                                         President of Janus Distributors LLC and
                                                                                   Janus Services LLC; Director of Perkins
                                                                                   Investment Management LLC; and Working
                                                                                   Director of INTECH Investment Management
                                                                                   LLC. Formerly, President (2002-2007) and
                                                                                   Director (2000-2007) of The Janus
                                                                                   Foundation; President (2004-2006) and Vice
                                                                                   President and Chief Marketing Officer
                                                                                   (2003-2004) of Janus Services LLC; and
                                                                                   Senior Vice President (2003-2005) of Janus
                                                                                   Capital Group Inc. and Janus Capital.
------------------------------------------------------------------------------------------------------------------------------
 Stephanie                    Chief Legal Counsel and            1/06-Present      Vice President and Assistant General
 Grauerholz-Lofton            Secretary                                            Counsel of Janus Capital, and Vice
 151 Detroit Street                                                                President and Assistant Secretary of Janus
 Denver, CO 80206             Vice President                     3/06-Present      Distributors LLC. Formerly, Assistant Vice
 DOB: 1970                                                                         President of Janus Capital and Janus
                                                                                   Distributors LLC (2006).
------------------------------------------------------------------------------------------------------------------------------
 David R. Kowalski            Vice President, Chief Compliance   6/02-Present      Senior Vice President and Chief Compliance
 151 Detroit Street           Officer, and Anti-Money                              Officer of Janus Capital, Janus
 Denver, CO 80206             Laundering                                           Distributors LLC, and Janus Services LLC;
 DOB: 1957                    Officer                                              and Vice President of INTECH Investment
                                                                                   Management LLC. Formerly, Chief Compliance
                                                                                   Officer of Bay Isle Financial LLC (2003-
                                                                                   2008) and INTECH Investment Management LLC
                                                                                   (formerly named Enhanced Investment
                                                                                   Technologies, LLC) (2003-2005); Vice
                                                                                   President of Janus Capital (2000-2005) and
                                                                                   Janus Services LLC (2004-2005); and
                                                                                   Assistant Vice President of Janus Services
                                                                                   LLC (2000-2004).
------------------------------------------------------------------------------------------------------------------------------
 Jesper Nergaard              Chief Financial Officer            3/05-Present      Vice President of Janus Capital. Formerly,
 151 Detroit Street                                                                Director of Financial Reporting for
 Denver, CO 80206             Vice President, Treasurer, and     2/05-Present      OppenheimerFunds, Inc. (2004-2005).
 DOB: 1962                    Principal Accounting Officer
------------------------------------------------------------------------------------------------------------------------------



* Officers are elected at least annually by the Trustees for a one-year term and may also be elected from time to time by the Trustees for an interim period.

  The Trustees are responsible for major decisions relating to the establishment or change of the Portfolio's objective(s), policies, and techniques. The Trustees also supervise the operation of the Portfolio by its officers and review the investment decisions of the officers, although the Trustees do not actively participate on a regular basis in making such decisions. The Board of Trustees has seven standing committees that each perform specialized functions: an Audit Committee, Brokerage Committee, Investment Oversight Committee, Legal and Regulatory Committee, Money Market Committee, Nominating and Governance Committee, and Pricing Committee. Each committee is comprised entirely of Independent Trustees. Information about each committee's functions is provided in the following table:



--------------------------------------------------------------------------------------------------------------------------
                                                                MEMBERS                         NUMBER OF MEETINGS HELD
                         SUMMARY OF FUNCTIONS                   (INDEPENDENT TRUSTEES)          DURING LAST FISCAL YEAR(1)
--------------------------------------------------------------------------------------------------------------------------
 AUDIT COMMITTEE         Reviews the financial reporting        Jerome S. Contro (Chair)                     4
                         process, the system of internal        John W. McCarter, Jr.
                         controls over financial reporting,     Dennis B. Mullen
                         disclosure controls and procedures,
                         Form N-CSR filings, and the audit
                         process. The Committee's review of
                         the audit process includes, among
                         other things, the appointment,
                         compensation, and oversight of the
                         auditors and preapproval of all
                         audit and nonaudit services.
--------------------------------------------------------------------------------------------------------------------------
 BROKERAGE COMMITTEE     Reviews and makes recommendations      James T. Rothe (Chair)                       4
                         regarding matters related to the       Jerome S. Contro
                         Trust's use of brokerage commissions   Martin H. Waldinger
                         and placement of portfolio
                         transactions.
--------------------------------------------------------------------------------------------------------------------------
 INVESTMENT OVERSIGHT    Oversees the investment activities     Dennis B. Mullen (Chair)                     5
 COMMITTEE               of the Trust's non-money market        Jerome S. Contro
                         funds.                                 William F. McCalpin
                                                                John W. McCarter, Jr.
                                                                James T. Rothe
                                                                William D. Stewart
                                                                Martin H. Waldinger
                                                                Linda S. Wolf
--------------------------------------------------------------------------------------------------------------------------
 LEGAL AND REGULATORY    Oversees compliance with various       Linda S. Wolf (Chair)                       12
 COMMITTEE               procedures adopted by the Trust,       William F. McCalpin
                         reviews registration statements on     William D. Stewart
                         Form N-1A, oversees the
                         implementation and administration of
                         the Trust's Proxy Voting Guidelines.
--------------------------------------------------------------------------------------------------------------------------
 MONEY MARKET            Reviews various matters related to     Jerome S. Contro (Chair)                     5
 COMMITTEE               the operations of the Janus money      James T. Rothe
                         market funds, including compliance     Martin H. Waldinger
                         with their Money Market Fund
                         Procedures.
--------------------------------------------------------------------------------------------------------------------------
 NOMINATING AND          Identifies and recommends              John W. McCarter, Jr. (Chair)                5
 GOVERNANCE COMMITTEE    individuals for election as Trustee,   William F. McCalpin
                         consults with Management in planning   Dennis B. Mullen
                         Trustee meetings, and oversees the
                         administration of, and ensures
                         compliance with, the Trust's
                         Governance Procedures and
                         Guidelines.
--------------------------------------------------------------------------------------------------------------------------
 PRICING COMMITTEE       Determines a fair value of             William D. Stewart (Chair)                  17
                         securities for which market            James T. Rothe
                         quotations are not readily available   Linda S. Wolf
                         or are deemed not to be reliable,
                         pursuant to procedures adopted by
                         the Trustees and reviews other
                         matters related to the pricing of
                         securities.
--------------------------------------------------------------------------------------------------------------------------




(1) The Portfolio was effective on May 1, 2009.

  Under the Trust's Governance Procedures and Guidelines, the Trustees are expected to invest in one or more (but not necessarily all) funds advised by Janus Capital for which they serve as Trustee, to the extent they are directly eligible to do so. These investments may include amounts held under a deferred compensation plan that are valued based on "shadow investments" in such funds. Such investments, including the amount and which funds, are dictated by each Trustee's individual financial circumstances and investment goals. The Trustees own shares of certain other Janus mutual funds that have comparable investment objectives and strategies as the Portfolio described in this SAI but offered through different distribution channels. The table below gives the aggregate dollar range of shares of all funds advised by Janus Capital and overseen by the Trustees (collectively, the "Janus Funds"), owned by each Trustee as of December 31, 2008.



------------------------------------------------------------------------------------------------------------------
                                                                AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN ALL
                            DOLLAR RANGE OF EQUITY              REGISTERED INVESTMENT COMPANIES OVERSEEN BY
 NAME OF TRUSTEE            SECURITIES IN THE FUNDS             TRUSTEE IN JANUS FUNDS
------------------------------------------------------------------------------------------------------------------
 INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------
 WILLIAM F. MCCALPIN        None                                Over $100,000
------------------------------------------------------------------------------------------------------------------
 JEROME S. CONTRO           None                                Over $100,000(1)
------------------------------------------------------------------------------------------------------------------
 JOHN W. MCCARTER, JR.      None                                Over $100,000
------------------------------------------------------------------------------------------------------------------
 DENNIS B. MULLEN           None                                Over $100,000(1)
------------------------------------------------------------------------------------------------------------------
 JAMES T. ROTHE             None                                Over $100,000
------------------------------------------------------------------------------------------------------------------
 WILLIAM D. STEWART         None                                Over $100,000
------------------------------------------------------------------------------------------------------------------
 MARTIN H. WALDINGER        None                                Over $100,000(1)
------------------------------------------------------------------------------------------------------------------
 LINDA S. WOLF              None                                Over $100,000(1)
------------------------------------------------------------------------------------------------------------------




(1) Ownership shown includes amounts held under a deferred compensation plan that are valued based on "shadow investments" in one or more funds.


  The Trust pays each Independent Trustee an annual retainer plus a fee for each regular in-person meeting of the Trustees attended, a fee for in-person meetings of committees attended if convened on a date other than that of a regularly scheduled meeting, and a fee for telephone meetings of the Trustees and committees. In addition, committee chairs and the Chairman of the Board of Trustees receive an additional supplemental retainer. Each current Independent Trustee also receives fees from other Janus funds for serving as Trustee of those funds. Janus Capital pays persons who are directors, officers, or employees of Janus Capital or any affiliate thereof, or any Trustee considered an "interested" Trustee, for their services as Trustees or officers. The Trust and other funds managed by Janus Capital may pay all or a portion of the compensation and related expenses of the Portfolio's Chief Compliance Officer and compliance staff, as authorized from time to time by the Trustees.

  The following table shows the aggregate compensation paid to each Independent Trustee by the Portfolio described in this SAI and all Janus Funds for the periods indicated. None of the Trustees receives any pension or retirement benefits from the Portfolio or the Janus Funds. Effective January 1, 2006, the Trustees established a deferred compensation plan under which the Trustees may elect to defer receipt of all, or a portion, of the compensation they earn for their services to the Portfolio, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount has been invested in shares of one or more funds advised by Janus Capital ("shadow investments").




                                                          Aggregate Compensation         Total Compensation
                                                          from the Portfolio for      from the Janus Funds for
                                                             fiscal year ended           calendar year ended
  Name of Person, Position                                 December 31, 2008(1)        December 31, 2008(2)(3)
--------------------------------------------------------------------------------------------------------------
  INDEPENDENT TRUSTEES
  William F. McCalpin, Chairman and Trustee(4)                      N/A                       $391,500
  Jerome S. Contro, Trustee                                         N/A                       $303,000
  John W. McCarter, Jr., Trustee                                    N/A                       $281,250
  Dennis B. Mullen, Trustee                                         N/A                       $344,872
  James T. Rothe, Trustee                                           N/A                       $306,250
  William D. Stewart, Trustee                                       N/A                       $309,250
  Martin H. Waldinger, Trustee                                      N/A                       $272,500
  Linda S. Wolf, Trustee                                            N/A                       $293,750





(1) Since the Portfolio is new, no fees were paid during the fiscal year ended December 31, 2008. The aggregate compensation paid by the Portfolio is estimated for the period ending December 31, 2009 and for its first full fiscal year, January 1, 2010 through December 31, 2010 as follows: William
    F. McCalpin $13; Jerome S. Contro $10; John W. McCarter, Jr. $9; Dennis B. Mullen $10; James T. Rothe $10; William D. Stewart $10; Martin H. Waldinger $9; and Linda S. Wolf $10.


(2) For all Trustees except Mr. Mullen, includes compensation for service on the boards of three Janus trusts comprised of 74 portfolios. For Mr. Mullen, includes compensation for service on the boards of four Janus trusts comprised of 91 portfolios (17 portfolios of which are for service on the board of Janus Capital Funds Plc, an offshore product).


(3) Total compensation received from the Janus Funds includes any amounts deferred under the deferred compensation plan. The deferred compensation amounts for the period shown are as follows: Jerome S. Contro $303,000; Martin H. Waldinger $68,125; and Linda S. Wolf $73,438.

(4) Aggregate compensation received from the Portfolio includes additional compensation paid for service as Independent Chairman of the Board of Trustees. Total compensation received from all Janus Funds includes additional compensation paid for service as Independent Chairman of the boards of three Janus trusts, including the Trust.

JANUS INVESTMENT PERSONNEL

  OTHER ACCOUNTS MANAGED


  The following table provides information relating to other accounts managed by the portfolio manager as of December 31, 2008. No accounts included in the totals listed below have a performance-based advisory fee.



                                                                  Other Registered           Other Pooled
                                                                     Investment               Investment
                                                                      Companies                Vehicles             Other Accounts
  --------------------------------------------------------------------------------------------------------------------------------
  Daniel Scherman            Number of Other Accounts Managed                2                   None                    None
                             Assets in Other Accounts Managed         $429,037                   None                    None



  MATERIAL CONFLICTS

  As shown in the table above, the Portfolio's portfolio manager may manage other accounts with investment strategies similar to the Portfolio. Those other accounts may include other Janus funds, private-label mutual funds for which Janus Capital serves as subadviser, and separately managed accounts. Fees earned by Janus Capital may vary among these accounts, and the portfolio manager may personally invest in some but not all of these accounts. These factors could create conflicts of interest because the portfolio manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming the Portfolio. A conflict may also exist if the portfolio manager identifies a limited investment opportunity that may be appropriate for more than one account, but the Portfolio is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another account that may adversely impact the value of securities held by the Portfolio. However, Janus Capital believes that these conflicts may be mitigated to a certain extent by the fact that accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to a variety of exceptions, for example, to account for particular investment restrictions or policies applicable only to certain accounts, certain portfolio holdings that may be transferred in-kind when an account is opened, differences in cash flows and account sizes, and similar factors. In addition, Janus Capital has adopted trade allocation procedures that govern allocation of securities among various Janus accounts. Trade allocation and personal trading are described in further detail under "Additional Information About Janus Capital."


  Janus Capital is the adviser to the Portfolio and the Janus "funds of funds," which are funds that invest primarily in other Janus Capital mutual funds, as well as the underlying funds. Because Janus Capital is the adviser, it is subject to certain potential conflicts of interest when allocating the assets of a Janus "fund of funds" among the underlying funds. In addition, the portfolio manager for the Janus "funds of funds," who also serves as Senior Vice President of Risk and Trading of Janus Capital, has regular and continuous access to information regarding the holdings of the underlying funds, as well as knowledge of, and potential impact on, investment strategies and techniques of the funds. Janus Capital believes these potential conflicts may be mitigated through its compliance monitoring, including that of asset allocations by the portfolio manager. In addition, Janus Capital has retained an independent consultant to provide research and consulting services with respect to asset allocation and investment for the Janus Smart Portfolios, which are "funds of funds" in a different trust.


  COMPENSATION INFORMATION

  The following describes the structure and method of calculating the portfolio manager's compensation as of December 31, 2008.

  The portfolio manager is compensated for his role at Janus Capital as Senior Vice President and for his management of the Portfolio and any other funds, portfolios, or accounts managed by the portfolio manager (collectively, the "Managed Funds") through two components: fixed compensation and variable compensation.

  FIXED COMPENSATION: Fixed compensation is paid in cash and is comprised of an annual base salary. Fixed compensation is based on the portfolio manager's experience and is designed to be industry competitive.

  VARIABLE COMPENSATION: Variable compensation is paid in the form of cash and long-term incentive awards (consisting of Janus Capital Group Inc. ("JCGI") restricted stock and stock options). The funding of the portfolio manager's variable compensation is based on JCGI meeting performance goals and strategic objectives, with actual variable compensation based on individual performance as determined by Janus Capital management. The JCGI goals and objectives that determine the variable compensation funding level include operating margin, asset flows in Janus funds, product line and distribution expansion, brand reinforcement and human capital initiatives. Although certain of the factors are quantitative in nature, the overall assessment of the JCGI goals and objectives is at the discretion of JCGI's Compensation Committee of the Board of Directors.

  The portfolio manager may elect to defer payment of a designated percentage of his fixed compensation and/or up to all of his variable compensation in accordance with JCGI's Executive Income Deferral Program.

OWNERSHIP OF SECURITIES


  The portfolio manager cannot directly own Shares of the Portfolio without purchasing an insurance contract through one of the participating insurance companies or through a qualified plan. As a result, the portfolio manager does not own any outstanding Shares of the Portfolio. The portfolio manager may, however, own shares of certain other Janus mutual funds which have comparable investment objectives and strategies to the Portfolio.

SHARES OF THE TRUST
--------------------------------------------------------------------------------


NET ASSET VALUE DETERMINATION

  As stated in the Portfolio's Prospectuses, the net asset value ("NAV") of the Shares of each class of the Portfolio is determined once each day the New York Stock Exchange (the "NYSE") is open, as of the close of its regular trading session (normally 4:00 p.m., New York time, Monday through Friday). The per share NAV for each class of the Portfolio is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of outstanding shares for the class. In determining NAV, securities listed on an Exchange, the Nasdaq National Market, and foreign markets are generally valued at the closing prices on such markets. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Municipal securities held by the Portfolio are traded primarily in the over-the-counter markets. Valuations of such securities are furnished by one or more pricing services employed by the Portfolio and approved by the Trustees and are based upon a computerized matrix system or appraisals obtained by a pricing service, in each case in reliance upon information concerning market transactions and quotations from recognized municipal securities dealers. Other securities that are traded on the over-the-counter markets are generally valued at their closing bid prices. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the NYSE. The Portfolio will determine the market value of individual securities held by it by using prices provided by one or more professional pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers. Short-term securities maturing within 60 days or less are valued on an amortized cost basis. Debt securities with a remaining maturity of greater than 60 days are valued in accordance with the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is an evaluation that reflects such factors as security prices, yields, maturities, and ratings.


  Securities for which market quotations are not readily available or are deemed unreliable are valued at fair value determined in good faith under procedures established by and under the supervision of the Trustees (the "Valuation Procedures"). Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; and (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt. The Portfolio may use a systematic fair valuation model provided by an independent third party to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the NYSE.


  Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the NYSE is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Portfolio's NAV is not calculated. The Portfolio calculates its NAV per share, and therefore effects sales, redemptions, and repurchases of its shares, as of the close of the NYSE once each day on which the NYSE is open. Such calculation may not take place contemporaneously with the determination of the prices of the foreign portfolio securities used in such calculation. If an event that is expected to affect the value of a portfolio security occurs after the close of the principal exchange or market on which that security is traded, and before the close of the NYSE, then that security may be valued in good faith under the Valuation Procedures.


  To the extent there are any errors in the Portfolio's NAV calculation, Janus Capital may, at its discretion, reprocess individual shareholder transactions so that each shareholder's account reflects the accurate corrected NAV.


PURCHASES

  Shares of the Portfolio can be purchased only by (i) the separate accounts of participating insurance companies for the purpose of funding variable insurance contracts and (ii) certain qualified retirement plans. Participating insurance companies and certain designated organizations are authorized to receive purchase orders on the Portfolio's behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive purchase orders. Purchase orders are deemed received by the Portfolio when authorized organizations, their agents, or affiliates receive the order provided that such designated organizations or their agents or affiliates transmit the order to the Portfolio within contractually specified periods. The Portfolio is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers. In order to receive a day's price, your purchase request must be received in good order by the close of the regular trading session of the NYSE as described above in "Net Asset Value Determination." The prospectus for your insurance company's separate account or your plan documents contain detailed information about investing in the Portfolio.

  The Trust has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). In order to ensure compliance with this law, the Trust's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

  Procedures to implement the Program include, but are not limited to, determining that insurance companies or plan sponsors have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including the Office of Foreign Asset Control ("OFAC"), and a review of all new account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

  Under a distribution and shareholder servicing plan ("Plan") adopted in accordance with Rule 12b-1 under the 1940 Act, the Shares may pay Janus Distributors, the Trust's distributor, a fee at an annual rate of up to 0.25% of the average daily net assets of the Shares of the Portfolio. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and shareholder servicing performed by such service providers. The Plan is a compensation type plan and permits the payment at an annual rate of up to 0.25% of the average daily net assets of the Shares of the Portfolio for recordkeeping and administrative services as well as activities which are primarily intended to result in sales of the Shares, including but not limited to preparing, printing and distributing prospectuses, Statements of Additional Information, shareholder reports, and educational materials to prospective and existing contract owners and plan participants; responding to inquiries by contract owners and plan participants; receiving and answering correspondence; contract owner and participant level recordkeeping and administrative services; and similar activities. Payments are made to Janus Distributors, the Portfolio's distributor, who may make ongoing payments to insurance companies and qualified plan service providers based on the value of Portfolio shares held by such intermediaries' customers. On December 14, 1999, Trustees unanimously approved the Plan which became effective on that date. The Plan and any Rule 12b-1 related agreement that is entered into by the Portfolio or Janus Distributors in connection with the Plan will continue in effect for a period of more than one year only so long as continuance is specifically approved at least annually by a vote of a majority of the Trustees, and of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Plan or any related agreements ("12b-1 Trustees"). All material amendments to the Plan must be approved by a majority vote of the Trustees, including a majority of the 12b-1 Trustees, at a meeting called for that purpose. In addition, the Plan may be terminated as to a Portfolio at any time, without penalty, by vote of a majority of the outstanding Shares of a Portfolio or by vote of a majority of the 12b-1 Trustees.


  The Portfolio was effective on May 1, 2009, therefore, Janus Distributors did not receive any 12b-1 fees from the Shares for the fiscal year ended December 31.


REDEMPTIONS

  Redemptions, like purchases, may only be effected through the separate accounts of participating insurance companies or qualified retirement plans. Certain designated organizations are authorized to receive redemption orders on the Portfolio's behalf and those organizations are authorized to designate their agents and affiliates as intermediaries to receive redemption orders. Redemption orders are deemed received by the Portfolio when authorized organizations, their agents, or affiliates receive the order. The Portfolio is not responsible for the failure of any designated organization or its agents or affiliates to carry out its obligations to its customers.


  Shares normally will be redeemed for cash, although the Portfolio retains the right to redeem some or all of its shares in-kind under unusual circumstances, in order to protect the interests of remaining shareholders, to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders, or in connection with the liquidation of a portfolio, or by delivery of securities selected from its assets at its discretion. However, the Portfolio is governed by Rule 18f-1 under the 1940 Act, which requires the Portfolio to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Portfolio during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Portfolio will have the option of redeeming the excess in cash or in-kind. If shares are redeemed in-kind, the redeeming shareholder may incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described under "Shares of the Trust - Net Asset Value Determination" and such valuation will be made as of the same time the redemption price is determined.

  The Portfolio reserves the right to postpone payment of redemption proceeds for up to seven calendar days. Additionally, the right to require the Portfolio to redeem its Shares may be suspended, or the date of payment may be postponed beyond seven calendar days, whenever: (i) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed (except for holidays and weekends); (ii) the SEC permits such suspension and so orders; or
  (iii) an emergency exists as determined by the SEC so that disposal of securities or determination of NAV is not reasonably practicable.

INCOME DIVIDENDS, CAPITAL GAINS DISTRIBUTIONS, AND TAX STATUS
--------------------------------------------------------------------------------



  The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Portfolio. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this SAI. However, tax laws may change or be subject to new interpretation by the courts or the IRS, possibly with retroactive effect. Investors are therefore advised to consult with their own tax advisers before making an investment in the Portfolio.


  It is a policy of the Portfolio's Shares to make distributions of substantially all of its net investment income and any net realized capital gains at least annually. The Portfolio intends to qualify as a regulated investment company by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. If the Portfolio failed to qualify as a regulated investment company in any taxable year, the Portfolio may be subject to federal income tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for "qualified dividend income." In addition, the Portfolio could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as a regulated investment company that is accorded special federal income tax treatment. In addition, the Portfolio intends to comply with the diversification requirements of Internal Revenue Code Section 817(h) applicable to insurance company separate accounts.

  For purposes of the diversification requirements of Section 817(h), the Portfolio generally will be treated as owning a pro rata portion of the investments of an underlying fund in which the Portfolio holds an interest if
  (1) the underlying fund is a regulated investment company for federal income tax purposes, (2) all of the beneficial interests in the underlying fund are held directly or indirectly by one or more insurance company segregated asset accounts or certain other permissible investors (including qualified plans) and (3) subject to certain exceptions, public access to the underlying fund is available exclusively through the purchase of a variable contract. The Portfolio's investments in underlying funds that are available to the public and ETFs are not expected to satisfy these requirements. If these requirements are not satisfied with respect to an underlying fund or ETF, the Portfolio's investment in the underlying fund or ETF may be treated as a single security for purposes of the Section 817(h) diversification requirements. The Portfolio will take this rule into account in determining whether it has satisfied the
  Section 817(h) diversification requirements.

  Unless otherwise instructed, all income dividends and capital gains distributions, if any, on the Portfolio's Shares are reinvested automatically in additional Shares of the Portfolio at the NAV determined on the first business day following the record date.

  Because Shares of the Portfolio can only be purchased through variable insurance contracts or qualified plans, it is anticipated that any income dividends or capital gains distributions will be exempt from current federal income taxation if left to accumulate within the insurance company separate accounts or plans. Refer to the prospectus for the separate account of the related insurance company or the plan documents for additional information.


  If owners of a variable contract possess sufficient incidents of ownership ("investor control"), they will be considered for federal income tax purposes the owners of the assets of the separate accounts used to support their contracts. In those circumstances, income and gains from the separate account's assets for a taxable year will be included in the contract owner's gross income for the current taxable year. With respect to its investments in underlying funds that are available to the public and ETFs, the Portfolio has sought to obtain a private letter ruling from the IRS that such investments will not cause holders of variable insurance contracts to be treated as the owners of the Portfolio's Shares for federal income tax purposes. The private letter ruling, however, may not address any other facts or circumstances that might give rise to an investor control issue.


  The Portfolio will primarily invest its assets in shares of the underlying funds, cash, and money market instruments. Accordingly, the Portfolio's income will consist of distributions from the underlying funds, net gains realized from the disposition of underlying fund shares, and interest. If an underlying fund qualifies for treatment as a regulated investment company under the Internal Revenue Code (i) dividends paid to the Portfolio from such underlying fund's investment company taxable income determined without regard to the deduction for dividends paid (which may include net gains from certain foreign currency transactions) will generally be treated by the Portfolio as ordinary income; and (ii) dividends paid to the Portfolio that an underlying fund designates as capital gain dividends will be treated by the Portfolio as long-term capital gains.

  To the extent that an underlying fund that qualifies as a regulated investment company under the Internal Revenue Code realizes net losses on its investments for a given taxable year, the Portfolio will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other underlying funds in which it invests) until it disposes of shares of such underlying fund. Moreover, even when the Portfolio does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as an ordinary deduction. In particular, the Portfolio will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gains from an underlying fund that qualifies as a regulated investment company). Furthermore, if shares of an underlying fund are purchased within 30 days before or after redeeming other shares of that underlying fund at a loss (whether pursuant to a rebalancing of the Portfolio's holdings or otherwise), all or a part of the loss will not be deductible by the Portfolio and instead will increase its basis for the newly purchased shares. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that the Portfolio will be required to distribute to shareholders will be greater than such amounts would have been had the Portfolio invested directly in the securities held by the underlying funds, rather than investing in shares of the underlying funds.

  The Portfolio may purchase securities of certain foreign corporations considered to be passive foreign investment companies by the Internal Revenue Code. In order to avoid taxes and interest that must be paid by the Portfolio, the Portfolio may make various elections permitted by the tax laws. However, these elections could require that the Portfolio recognize taxable income, which in turn must be distributed even though the Portfolio may not have received any income upon such an event.

  Some foreign securities purchased by the Portfolio may be subject to foreign taxes which could reduce the yield on such securities. Any foreign taxes paid or accrued will represent an expense to the Portfolio, which will reduce its investment company taxable income.

  Although an underlying fund that qualifies as a regulated investment company under the Internal Revenue Code will be eligible to elect to "pass-through" to its shareholders (including the Portfolio) the benefit of the foreign tax credit if more than 50% of the value of its total assets at the close of any taxable year consists of securities of foreign corporations, the Portfolio will not qualify to pass that benefit through to its shareholders because of its inability to satisfy the asset test. Accordingly, the Portfolio will deduct the amount of any foreign taxes passed through by an underlying fund in determining its investment company taxable income.

  An underlying fund's investments in REIT equity securities may require the underlying fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the underlying fund may be required to sell securities at a time when fundamental investment considerations would not favor such sales. The underlying fund's investments in REIT equity securities may result in the receipt of cash in excess of the REIT's earnings. If an underlying fund distributes such amounts, such distribution could constitute a return of capital to shareholders (including the Portfolio) for federal income tax purposes.

  Some REITs are permitted to hold "residual interests" in real estate mortgage investment conduits (REMICs). Pursuant to the Internal Revenue Service rules, a portion of an underlying fund's income from a REIT or "excess inclusion income" that is attributable to the REIT may be subject to federal income tax. Excess inclusion income will normally be allocated to shareholders in proportion to the dividends received by such shareholders. There may be instances in which the underlying fund may be unaware of a REIT's excess inclusion income.

  As a result of excess inclusion income, the underlying fund may be subject to additional tax depending on the type of record holder of underlying fund shares, such as certain federal, state, and foreign governmental entities, tax exempt organizations, and certain rural electrical and telephone cooperatives ("disqualified organizations"). This may impact the underlying fund's performance.

  Please consult a tax adviser regarding tax consequences of underlying fund distributions and to determine whether you will need to file a tax return.

  Certain underlying funds' transactions involving short sales, futures, options, swap agreements, hedged investments, and other similar transactions, if any, may be subject to special provisions of the Internal Revenue Code that, among other things, may affect the character, amount, and timing of distributions to shareholders. The underlying funds will monitor their transactions and may make certain tax elections where applicable in order to mitigate the effect of these provisions, if possible.

  Certain Portfolio transactions in commodities-linked investments may be subject to special provisions under Subchapter M of the Internal Revenue Code. Subchapter M requires, among other things, that a fund derive at least 90% of gross income from dividends, interest, and gains from the sale of securities (typically referred to as "qualifying income"). Income from investment in commodities and commodities-linked derivatives is not considered "qualifying income." As a part of the Portfolio's investment strategy, the Portfolio may attempt to gain exposure to the commodities markets by entering into commodity-linked derivatives and instruments, including options, futures contracts, options on futures contracts, and commodity-linked structured notes. In order for the Portfolio to qualify as a regulated investment company under Subchapter M, the Portfolio will monitor and attempt to restrict its income from commodity-linked instruments that do not generate qualifying income.

PRINCIPAL SHAREHOLDERS
--------------------------------------------------------------------------------


  As of the date of this SAI, all of the outstanding shares of the Portfolio were owned by Janus Capital or an affiliate, which provided seed capital for the Portfolio.

MISCELLANEOUS INFORMATION
--------------------------------------------------------------------------------



  The Portfolio is a series of the Trust, an open-end management investment company registered under the 1940 Act and organized as a Delaware statutory trust on May 20, 1993. As of the date of this SAI, the Trust offers thirteen series of shares, known as "Portfolios," three of which offer three classes of shares, nine of which offer two classes of shares, and two of which offer one class of shares.


  Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Portfolio, the Portfolio must cease to use the name "Janus" as soon as reasonably practicable.

SHARES OF THE TRUST

  The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share for each series of the Trust. Shares of each series of the Trust are fully paid and nonassessable when issued. Shares of the Portfolio participate equally in dividends and other distributions by the Shares of the same class of the Portfolio, and in residual assets of that class of the Portfolio in the event of liquidation. Shares of the Portfolio have no preemptive, conversion, or subscription rights.

  The Portfolio discussed in this SAI offers one class of shares. The Shares discussed in this SAI are offered only in connection with investment in and payments under variable insurance contracts and to qualified retirement plans that require a fee from Portfolio assets to procure distribution and administrative services to contract owners and plan participants.

SHAREHOLDER MEETINGS

  The Trust does not intend to hold annual or regular shareholder meetings unless otherwise required by the Amended and Restated Trust Instrument or the 1940 Act. Special meetings may be called for a specific Portfolio or for the Trust as a whole for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies, or for any other purpose requiring a shareholder vote under the 1940 Act. Commencing in 2005 and not less than every fifth calendar year thereafter, a meeting of shareholders shall be held to elect Trustees.

  Separate votes are taken by the Portfolio or class only if a matter affects or requires the vote of only that Portfolio or class or if that Portfolio's or class' interest in the matter differs from the interest of other Portfolios or classes of the Trust. A shareholder is entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of NAV of the applicable shares held in the shareholder's name.


  Under the Amended and Restated Trust Instrument, special meetings of shareholders of the Trust or of any Portfolio shall be called subject to certain conditions, upon written request of shareholders owning Shares representing at least two-thirds of the votes entitled to be cast at such meeting. The Portfolio will assist these shareholders in communicating with other shareholders in connection with such a meeting similar to that referred to in Section 16(c) of the 1940 Act.


VOTING RIGHTS

  A participating insurance company issuing a variable insurance contract will vote shares in the separate account as required by law and interpretations thereof, as may be amended or changed from time to time. In accordance with current law and interpretations, a participating insurance company is required to request voting instructions from policy owners and must vote shares in the separate account, including shares for which no instructions have been received, in proportion to the voting instructions received. Additional information may be found in the participating insurance company's separate account prospectus.

  The Trustees are responsible for major decisions relating to the Portfolio's policies and objectives; the Trustees oversee the operation of the Portfolio by its officers and review the investment decisions of the officers.

  The Trustees of the Trust were elected at a Special Meeting of Shareholders on December 29, 2005. Under the Amended and Restated Trust Instrument, each Trustee will continue in office until the termination of the Trust or his or her earlier death, retirement, resignation, bankruptcy, incapacity, or removal. Vacancies will be filled by appointment by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Amended and Restated Trust Instrument or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize their Portfolio, to amend the Amended and Restated Trust Instrument, to bring certain derivative actions, and on any other matters on which a shareholder vote is required by the 1940 Act, the Amended and Restated Trust Instrument, the Trust's Bylaws, or the Trustees.

  As mentioned previously in "Shareholder Meetings," shareholders are entitled to one vote for each whole dollar and a proportionate fractional vote for each fractional dollar of NAV of the applicable shares held in the shareholder's name. Shares of all Portfolios of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the value of shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. In such event, the holders of the remaining value of shares will not be able to elect any Trustees.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


  PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, Colorado 80202, the Independent Registered Public Accounting Firm for the Portfolio, audits the Portfolio's annual financial statements and compiles its tax returns.


REGISTRATION STATEMENT

  The Trust has filed with the SEC, Washington, D.C., a Registration Statement under the 1933 Act with respect to the securities to which this SAI relates. If further information is desired with respect to the Portfolio or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


  No financial statements are available for the Portfolio because the Portfolio is new.

APPENDIX A
--------------------------------------------------------------------------------


EXPLANATION OF RATING CATEGORIES

  The following is a description of credit ratings issued by three of the major credit rating agencies. Credit ratings evaluate only the safety of principal and interest payments, not the market value risk of lower quality securities. Credit rating agencies may fail to change credit ratings to reflect subsequent events on a timely basis. Although Janus Capital considers security ratings when making investment decisions, it also performs its own investment analysis and does not rely solely on the ratings assigned by credit agencies.

STANDARD & POOR'S
RATINGS SERVICE



  BOND RATING                EXPLANATION
  ---------------------------------------------------------------------------------------
  Investment Grade

  AAA......................  Highest rating; extremely strong capacity to pay principal and interest.

  AA.......................  High quality; very strong capacity to pay principal and interest.

  A........................  Strong capacity to pay principal and interest; somewhat more susceptible to the adverse effects of changing circumstances and economic conditions.

  BBB......................  Adequate capacity to pay principal and interest; normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances more likely to lead to a weakened capacity to pay principal and interest than for higher rated bonds.

  Non-Investment Grade

  BB.......................  Less vulnerable to nonpayment than other speculative issues;
                             major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the
                             obligor's inadequate capacity to meet its financial
                             commitment on the obligation.

  B........................  More vulnerable to nonpayment than obligations rated 'BB', but capacity to meet its financial commitment on the
                             obligation; adverse business, financial, or economic
                             conditions will likely impair the obligor's capacity or
                             willingness to meet its financial commitment on the
                             obligation.

  CCC......................  Currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the
                             obligation.

  CC.......................  Currently highly vulnerable to nonpayment.

  C........................  Currently highly vulnerable to nonpayment; a bankruptcy petition may have been filed or similar action taken, but
                             payments on the obligation are being continued.

  D........................  In default.

FITCH, INC.


  BOND RATING                EXPLANATION
  ---------------------------------------------------------------------------------------
  Investment Grade

  AAA......................  Highest credit quality. Denotes the lowest expectation of credit risk. Exceptionally strong capacity for payment of
                             financial commitments.

  AA.......................  Very high credit quality. Denotes expectations of very low credit risk. Very strong capacity for payment of financial commitments.

  A........................  High credit quality. Denotes expectations of low credit risk. Strong capacity for payment of financial commitments.
                             May be more vulnerable to changes in circumstances or in
                             economic conditions than is the case for higher ratings.

  BBB......................  Good credit quality. Currently expectations of low credit risk. Capacity for payment of financial commitments is
                             considered adequate, but adverse changes in circumstances
                             and economic conditions are more likely to impair this
                             capacity than is the case for higher ratings.

  Non-Investment Grade

  BB.......................  Speculative. Indicates possibility of credit risk developing, particularly as the result of adverse economic change over time. Business or financial alternatives may be available to allow financial commitments to be met.

  B........................  Highly speculative. May indicate distressed or defaulted obligations with potential for extremely high recoveries.

  CCC......................  May indicate distressed or defaulted obligations with potential for superior to average levels of recovery.

  CC.......................  May indicate distressed or defaulted obligations with potential for average or below-average levels of recovery.

  C........................  May indicate distressed or defaulted obligations with potential for below-average to poor recoveries.

  D........................  In default.



MOODY'S INVESTORS
SERVICE, INC.


  BOND RATING                EXPLANATION
  ---------------------------------------------------------------------------------------
  Investment Grade

  Aaa......................  Highest quality, smallest degree of investment risk.

  Aa.......................  High quality; together with Aaa bonds, they compose the high-grade bond group.

  A........................  Upper to medium-grade obligations; many favorable investment attributes.

  Baa......................  Medium-grade obligations; neither highly protected nor poorly secured. Interest and principal appear adequate for the present but certain protective elements may be lacking or may be unreliable over any great length of time.

  Non-Investment Grade

  Ba.......................  More uncertain, with speculative elements. Protection of interest and principal payments not well safeguarded during good and bad times.

  B........................  Lack characteristics of desirable investment; potentially low assurance of timely interest and principal payments or maintenance of other contract terms over time.

  Caa......................  Poor standing, may be in default; elements of danger with respect to principal or interest payments.

  Ca.......................  Speculative in a high degree; could be in default or have other marked shortcomings.

  C........................  Lowest rated; extremely poor prospects of ever attaining investment standing.



  Unrated securities will be treated as non-investment grade securities unless the portfolio managers and/or investment personnel determine that such securities are the equivalent of investment grade securities. When calculating the quality assigned to securities that receive different ratings from two or more agencies ("split rated securities"), the security will receive: (i) the middle rating from the three reporting agencies if three agencies provide a rating for the security; (ii) the lowest rating if only two agencies provide a rating for the security; or (iii) the rating assigned if only one agency rates the security.

                       This page intentionally left blank.

                                  (JANUS LOGO)


                               JANUS.COM/INFO


                               151 Detroit Street
                               Denver, Colorado 80206-4805
                               1-877-335-2687

                               JANUS ASPEN SERIES

                           PART C - OTHER INFORMATION

ITEM 23 Exhibits

        Exhibit 1    (a)       Trust Instrument dated May 19, 1993, is
                               incorporated herein by reference to Registrant's
                               Registration Statement on Form N-1A filed with the Securities and Exchange Commission on May 20,
                               1993 (File No. 33-63212).

                     (b) Amendments to Trust Instrument are incorporated herein by reference to Exhibit 1(b) to Post-Effective Amendment No. 7, filed on February 14, 1996 (File No. 33-63212).

                     (c) Amendment to Trust Instrument dated December 10, 1996 is incorporated herein by reference to
                               Exhibit 1(c) to Post-Effective Amendment No. 10, filed on February 13, 1997 (File No. 33-63212).

                     (d) Amendment to Trust Instrument dated September 14, 1999 is incorporated herein by reference to
                               Exhibit 1(d) to Post-Effective Amendment No. 20, filed on October 26, 1999 (File No. 33-63212).

                     (e) Amendment to Trust Instrument dated December 14, 1999 is incorporated herein by reference to
                               Exhibit 1(e) to Post-Effective Amendment No. 23, filed on February 16, 2000 (File No. 33-63212).

                     (f) Form of Amendment to Trust Instrument dated July 28, 2000, is incorporated by reference to Exhibit 1(f) to Post-Effective Amendment No. 25, filed on February 14, 2001 (File No. 33-63212).

                     (g) Form of Amendment to Trust Instrument dated August 1, 2000, is incorporated herein by reference to Exhibit 1(g) to Post-Effective Amendment No. 25, filed on February 14, 2001 (File No. 33-63212).

                     (h) Form of Amendment to Trust Instrument dated February 12, 2001, is incorporated herein by reference to Exhibit 1(h) to Post-Effective Amendment No. 25, filed on February 14, 2001 (File No. 33-63212).

                     (i) Form of Amendment to Trust Instrument dated July 31, 2001, is incorporated herein by reference to
                               Exhibit 1(i) to Post-Effective Amendment No. 26, filed on June 1, 2001 (File No. 33-63212).

                     (j) Amendment to Trust Instrument dated September 13, 2001, is incorporated herein by reference to
                               Exhibit 1(j) to Post-Effective Amendment No. 27, filed on October 18, 2001 (File No. 33-63212).

                     (k) Fourteenth Amendment to Trust Instrument dated September 18, 2002, is incorporated herein by reference to Exhibit 1(k) to Post-Effective Amendment No. 30, filed on October 17, 2002 (File No. 33-63212).

                     (l) Fifteenth Amendment to Trust Instrument dated October 14, 2002, is incorporated herein by reference to Exhibit 1(l) to Post-Effective Amendment No. 30, filed on October 17, 2002 (File No. 33-63212).

                     (m) Sixteenth Amendment to Trust Instrument dated January 31, 2003, is incorporated herein by reference to Exhibit 1(m) to Post-Effective Amendment No. 32, filed on February 26, 2003 (File No. 33-63212).

                     (n) Amended and Restated Trust Instrument dated March 18, 2003, is incorporated herein by reference to
                               Exhibit 1(n) to Post-Effective Amendment No. 33, filed on April 30, 2003 (File No. 33-63212).

                     (o) First Amendment to Amended and Restated Trust Instrument dated May 1, 2003, is incorporated herein by reference to Exhibit 1(o) to Post-Effective Amendment No. 33, filed on April 30, 2003 (File No. 33-63212).

                     (p) Form of Second Amendment to Amended and Restated Trust Instrument dated May 1, 2004, is incorporated herein by reference to Exhibit 1(p) to Post-Effective Amendment No. 36, filed on February 26, 2004 (File No. 33-63212).

                     (q) Form of Third Amendment to Amended and Restated Trust Instrument dated May 1, 2005, is incorporated herein by reference to Exhibit 1(q) to Post-Effective Amendment No. 38, filed on February 18, 2005 (File No. 33-63212).

                     (r) Third Amendment to Amended and Restated Trust Instrument dated March 28, 2005, is incorporated herein by reference to Exhibit 1(r) to Post-Effective Amendment No. 39, filed on April 29, 2005 (File No. 33-63212).

                     (s) Fourth Amendment to Amended and Restated Trust Instrument dated May 1, 2005, is incorporated herein by reference to Exhibit 1(s) to Post-Effective Amendment No. 39, filed on April 29, 2005 (File No. 33-63212).

                     (t) Amended and Restated Trust Instrument dated March 18, 2003, amended December 29, 2005, is incorporated herein by reference to Exhibit 1(t) to Post-Effective Amendment No. 40, filed on February 23, 2006 (File No. 33-63212).

                     (u) First Amendment to Amended and Restated Trust Instrument dated February 21, 2006, is incorporated herein by reference to Exhibit 1(u) to Post-Effective Amendment No. 41, filed on April 28, 2006 (File No. 33-63212).

                     (v) Second Amendment to Amended and Restated Trust Instrument dated April 18, 2006, is incorporated herein by reference to Exhibit 1(v) to Post-Effective Amendment No. 41, filed on April 28, 2006 (File No. 33-63212).

                     (w) Third Amendment to Amended and Restated Trust Instrument dated February 25, 2008, is incorporated herein by reference to Exhibit 1(w) to Post-Effective Amendment No. 45, filed on May 1, 2008 (File No. 33-63212).

                     (x) Fourth Amendment to Amended and Restated Trust Instrument, dated August 8, 2008, is filed herein as Exhibit 1(x).

                     (y) Fifth Amendment to Amended and Restated Trust Instrument, dated December 9, 2008, is filed herein as Exhibit 1(y).

                     (z) Sixth Amendment to Amended and Restated Trust Instrument, dated December 31, 2008, is filed herein as Exhibit 1(z).

                     (aa) Seventh Amendment to Amended and Restated Trust Instrument, dated February 25, 2009, is filed herein as Exhibit 1(aa).

        Exhibit 2    (a)       Restated Bylaws are incorporated herein by
                               reference to

                               Exhibit 2(a) to Post-Effective Amendment No. 7, filed on February 14, 1996 (File No. 33-63212).

                     (b) First Amendment to the Bylaws is incorporated herein by reference to Exhibit 2(b) to Post-Effective Amendment No. 7, filed on February 14, 1996 (File No. 33-63212).

                     (c) Second Amendment to the Bylaws is incorporated herein by reference to Exhibit 2(c) to Post-Effective Amendment No. 30, filed on October 17, 2002 (File No. 33-63212).

                     (d) Third Amendment to the Bylaws is incorporated herein by reference to Exhibit 2(d) to Post-Effective Amendment No. 37, filed on April 30, 2004 (File No. 33-63212).

                     (e) Fourth Amendment to the Bylaws is incorporated herein by reference to Exhibit 2(e) to Post-Effective Amendment No. 39, filed on April 29, 2005 (File No. 33-63212).

                     (f) Fifth Amendment to the Bylaws is incorporated herein by reference to Exhibit 2(f) to Post-Effective Amendment No. 39, filed on April 29, 2005 (File No. 33-63212).

        Exhibit 3              Not Applicable

        Exhibit 4    (a)       Investment Advisory Agreement for Growth
                               Portfolio, Aggressive Growth Portfolio, Worldwide
                               Growth Portfolio, Balanced Portfolio, Flexible
                               Income Portfolio and Short-Term Bond Portfolio is incorporated herein by reference to Exhibit 5(a) to Post-Effective Amendment No. 15, filed on
                               February 27, 1998 (File No. 33-63212).

                     (b) Investment Advisory Agreement for International Growth Portfolio is incorporated herein by reference to Exhibit 5(b) to Post-Effective Amendment No. 15, filed on February 27, 1998 (File No. 33-63212).

                     (c) Investment Advisory Agreement for Money Market Portfolio is incorporated herein by reference to
                               Exhibit 5(c) to Post-Effective Amendment No. 15, filed on February 27, 1998 (File No. 33-63212).

                     (d) Investment Advisory Agreement for High-Yield Portfolio filed as Exhibit 5(d) to Post-Effective Amendment No. 15, filed on February 27, 1998 (File No. 33-63212) has been withdrawn.

                     (e)       Investment Advisory Agreement for Equity Income

                               Portfolio is incorporated herein by reference to
                               Exhibit 5(e) to Post-Effective Amendment No. 15, filed on February 27, 1998 (File No. 33-63212).

                     (f) Investment Advisory Agreement for Capital Appreciation Portfolio is incorporated herein by reference to Exhibit 5(f) to Post-Effective Amendment No. 15, filed on February 27, 1998 (File No. 33-63212).

                     (g) Form of Investment Advisory Agreement for Growth and Income Portfolio is incorporated herein by reference to Exhibit 5(g) to Post-Effective Amendment No. 12, filed on August 11, 1997 (File No. 33-63212).

                     (h) Investment Advisory Agreement for Global Life Sciences Portfolio is incorporated herein by reference to Exhibit 4(h) to Post-Effective Amendment No. 22, filed on January 14, 2000 (File No. 33-63212).

                     (i) Investment Advisory Agreement for Global Technology Portfolio is incorporated herein by reference to Exhibit 4(i) to Post-Effective Amendment No. 22, filed on January 14, 2000 (File No. 33-63212).

                     (j) Investment Advisory Agreement for Strategic Value Portfolio filed as Exhibit 4(j) to Post-Effective Amendment 23, filed on February 16, 2000 (File No. 33-63212) has been withdrawn.

                     (k) Amendment to Investment Advisory Agreement for Growth Portfolio filed as Exhibit 4(k) to Post-Effective Amendment No. 24, filed on April 14, 2000 (File No. 33-63212) has been withdrawn.

                     (l) Amendment to Investment Advisory Agreement for Aggressive Growth Portfolio is incorporated herein by reference to Exhibit 4(l) to Post-Effective Amendment No. 24, filed on April 14, 2000 (File No. 33-63212).

                     (m) Amendment to Investment Advisory Agreement for Capital Appreciation Portfolio is incorporated herein by reference to Exhibit 4(m) to Post-Effective Amendment No. 24, filed on April 14, 2000 (File No. 33-63212).

                     (n) Amendment to Investment Advisory Agreement for Balanced Portfolio is incorporated herein by reference to Exhibit 4(n) to Post-Effective Amendment No. 24, filed on

                               April 14, 2000 (File No. 33-63212).

                     (o) Amendment to Investment Advisory Agreement for Equity Income Portfolio is incorporated herein by reference to Exhibit 4(o) to Post-Effective Amendment No. 24, filed on April 14, 2000 (File No. 33-63212).

                     (p) Amendment to Investment Advisory Agreement for Growth and Income Portfolio is incorporated herein by reference to Exhibit 4(p) to Post-Effective Amendment No. 24, filed on April 14, 2000 (File No. 33-63212).

                     (q) Amendment to Investment Advisory Agreement for International Growth Portfolio is incorporated herein by reference to Exhibit 4(q) to Post-Effective Amendment No. 24, filed on April 14, 2000 (File No. 33-63212).

                     (r) Amendment to Investment Advisory Agreement for Worldwide Growth Portfolio is incorporated herein by reference to Exhibit 4(r) to Post-Effective Amendment No. 24, filed on April 14, 2000 (File No. 33-63212).

                     (s) Form of Investment Advisory Agreement for Global Value Portfolio dated March 13, 2001 is incorporated herein by reference to Exhibit 4(s) to Post-Effective Amendment No. 25, filed on February 14, 2001 (File No. 33-63212).

                     (t) Form of Amendment to Investment Advisory Agreement for Core Equity Portfolio dated July 31, 2001, is incorporated herein by reference to
                               Exhibit 4(t) to Post-Effective Amendment No. 26, filed on June 1, 2001 (File No. 33-63212).

                     (u) Form of Investment Advisory Agreement for Aggressive Growth Portfolio, Balanced Portfolio, Capital Appreciation Portfolio, Core Equity Portfolio, Flexible Income Portfolio, Global Life Sciences Portfolio, Global Technology Portfolio, Global Value Portfolio, Growth and Income Portfolio, Growth Portfolio, International Growth Portfolio, Money Market Portfolio, Strategic Value Portfolio and Worldwide Growth Portfolio is incorporated herein by reference to Exhibit 4(u) to Post-Effective Amendment No. 28, filed on February 21, 2002 (File No. 33-63212).

                     (v) Form of Transfer and Assumption Agreement between Janus Capital Corporation and Janus Capital Management LLC, dated April 1, 2002, is incorporated herein by reference to Exhibit 4(v) to Post-Effective Amendment No.

                               29, filed on April 29, 2002 (File No. 33-63212).

                     (w) Investment Advisory Agreement for Risk-Managed Large Cap Growth Portfolio is incorporated herein by reference to Exhibit 4(w) to Post-Effective Amendment No. 31, filed on December 30, 2002 (File No. 33-63212).

                     (x) Investment Advisory Agreement for Risk-Managed Large Cap Core Portfolio is incorporated herein by reference to Exhibit 4(x) to Post-Effective Amendment No. 31, filed on December 30, 2002 (File No. 33-63212).

                     (y) Investment Advisory Agreement for Mid Cap Value Portfolio is incorporated herein by reference to
                               Exhibit 4(y) to Post-Effective Amendment No. 31, filed on December 30, 2002 (File No. 33-63212).

                     (z) Investment Advisory Agreement for Small Cap Value Portfolio is incorporated herein by reference to
                               Exhibit 4(z) to Post-Effective Amendment No. 31, filed on December 30, 2002 (File No. 33-63212).

                     (aa) Investment Sub-Advisory Agreement with Enhanced Investment Technologies for Risk-Managed Large Cap Growth Portfolio is incorporated herein by reference to Exhibit 4(aa) to Post-Effective Amendment No. 31, filed on December 30, 2002 (File No. 33-63212).

                     (bb) Investment Sub-Advisory Agreement with Enhanced Investment Technologies for Risk-Managed Large Cap Core Portfolio is incorporated herein by reference to Exhibit 4(bb) to Post-Effective Amendment No. 31, filed on December 30, 2002 (File No. 33-63212).

                     (cc) Investment Sub-Advisory Agreement with Perkins, Wolf, McDonnell and Company for Mid Cap Value Portfolio is incorporated herein by reference to
                               Exhibit 4(cc) to Post-Effective Amendment No. 31, filed on December 30, 2002 (File No. 33-63212).

                     (dd) Investment Sub-Advisory Agreement with Bay Isle Financial for Small Cap Value Portfolio is incorporated herein by reference to Exhibit 4(dd) to Post-Effective Amendment No. 31, filed on December 30, 2002 (File No. 33-63212).

                     (ee) Form of Sub-Advisory Agreement for Perkins, Wolf, McDonnell and Company, LLC for Mid Cap Value

                               Portfolio (post-acquisition version) filed as
                               Exhibit 4(ee) to Post-Effective Amendment No. 33, filed on April 30, 2003 (File No. 33-63212) has been withdrawn.

                     (ff) Amendment to Investment Advisory Agreement for International Value Portfolio, dated December 31, 2002, is incorporated herein by reference to
                               Exhibit 4(ff) to Post-Effective Amendment No. 33, filed on April 30, 2003 (File No. 33-63212).

                     (gg) Form of Amendment to Investment Advisory Agreement for Mid Cap Growth Portfolio, dated May 1, 2003, is incorporated herein by reference to
                               Exhibit 4(gg) to Post-Effective Amendment No. 33, filed on April 30, 2003 (File No. 33-63212).

                     (hh) Investment Sub-Advisory Agreement with Perkins, Wolf, McDonnell and Company, LLC, for Mid Cap Value Portfolio, dated May 1, 2003, is incorporated herein by reference to Exhibit 4(hh) to Post-Effective Amendment No. 35, filed on August 11, 2003 (File No. 33-63212).

                     (ii) Form of Second Amendment to Investment Advisory Agreement for International Value Portfolio is incorporated herein by reference to Exhibit 4(ii) to Post-Effective Amendment No. 36, filed on February 26, 2004 (File No. 33-63212).

                     (jj) Form of Amendment to Investment Advisory Agreement for Small Cap Value Portfolio is incorporated herein by reference to Exhibit 4(jj) to Post-Effective Amendment No. 36, filed on February 26, 2004 (File No. 33-63212).

                     (kk) Form of Amendment to Investment Advisory Agreement for Risk-Managed Large Cap Growth Portfolio is incorporated herein by reference to
                               Exhibit 4(kk) to Post- Effective Amendment No. 36, filed on February 26, 2004 (File No. 33-63212).

                     (ll) Form of Amendment to Investment Advisory Agreement for Risk-Managed Large Cap Core Portfolio is incorporated herein by reference to
                               Exhibit 4(ll) to Post-Effective Amendment No. 36, filed on February 26, 2004 (File No. 33-63212).

                     (mm) Form of Amendment to Sub-Advisory Agreement for Small Cap Value Portfolio is incorporated herein by reference to Exhibit 4(mm) to Post-Effective Amendment No. 36, filed on February 26, 2004 (File No. 33-63212).

                     (nn) Form of Amendment to Sub-Advisory Agreement for Risk-Managed Large Cap Growth is incorporated herein by reference to Exhibit 4(nn) to Post-Effective Amendment No. 36, filed on February 26, 2004 (File No. 33-63212).

                     (oo) Form of Amendment to Sub-Advisory Agreement for Risk-Managed Large Cap Core Portfolio is incorporated herein by reference to Exhibit 4(oo) to Post-Effective Amendment No. 36, filed on February 26, 2004 (File No. 33-63212).

                     (pp) Investment Advisory Agreement for Balanced Portfolio dated July 1, 2004 is incorporated herein by reference to Exhibit 4(pp) to Post-Effective Amendment No. 38, filed on February 18, 2005 (File No. 33-63212).

                     (qq) Investment Advisory Agreement for Capital Appreciation Portfolio dated July 1, 2004 is incorporated herein by reference to Exhibit 4(qq) to Post-Effective Amendment No. 38, filed on February 18, 2005 (File No. 33-63212).

                     (rr) Investment Advisory Agreement for Core Equity Portfolio dated July 1, 2004 is incorporated herein by reference to Exhibit 4(rr) to Post-Effective Amendment No. 38, filed on February 18, 2005 (File No. 33-63212).

                     (ss) Investment Advisory Agreement for Flexible Income Portfolio dated July 1, 2004 is incorporated herein by reference to Exhibit 4(ss) to Post-Effective Amendment No. 38, filed on February 18, 2005 (File No. 33-63212).

                     (tt) Investment Advisory Agreement for Foreign Stock Portfolio dated July 1, 2004 is incorporated herein by reference to Exhibit 4(tt) to Post-Effective Amendment No. 38, filed on February 18, 2005 (File No. 33-63212).

                     (uu) Investment Advisory Agreement for Global Life Sciences Portfolio dated July 1, 2004 is incorporated herein by reference to Exhibit 4(uu) to Post-Effective Amendment No. 38, filed on February 18, 2005 (File No. 33-63212).

                     (vv) Investment Advisory Agreement for Global Technology Portfolio dated July 1, 2004 is incorporated herein by reference to Exhibit 4(vv) to Post-Effective Amendment No. 38, filed on February 18, 2005 (File No. 33-63212).

                     (ww)      Investment Advisory Agreement for Growth and
                               Income

                               Portfolio dated July 1, 2004 is incorporated herein by reference to Exhibit 4(ww) to Post-Effective Amendment No. 38, filed on February 18, 2005 (File No. 33-63212).

                     (xx) Investment Advisory Agreement for Growth Portfolio dated July 1, 2004 is incorporated herein by reference to Exhibit 4(xx) to Post-Effective Amendment No. 38, filed on February 18, 2005 (File No. 33-63212).

                     (yy) Investment Advisory Agreement for International Growth Portfolio dated July 1, 2004 is incorporated herein by reference to Exhibit 4(yy) to Post-Effective Amendment No. 38, filed on February 18, 2005 (File No. 33-63212).

                     (zz) Investment Advisory Agreement for Mid Cap Growth Portfolio dated July 1, 2004 is incorporated herein by reference to Exhibit 4(zz) to Post-Effective Amendment No. 38, filed on February 18, 2005 (File No. 33-63212).

                     (aaa) Investment Advisory Agreement for Mid Cap Value Portfolio dated July 1, 2004 is incorporated herein by reference to Exhibit 4(aaa) to Post-Effective Amendment No. 38, filed on February 18, 2005 (File No. 33-63212).

                     (bbb) Investment Advisory Agreement for Risk-Managed Core Portfolio dated July 1, 2004 is incorporated herein by reference to Exhibit 4(bbb) to Post-Effective Amendment No. 38, filed on February 18, 2005 (File No. 33-63212).

                     (ccc) Investment Advisory Agreement for Risk-Managed Growth Portfolio dated July 1, 2004 is incorporated herein by reference to Exhibit 4(ccc) to Post-Effective Amendment No. 38, filed on February 18, 2005 (File No. 33-63212).

                     (ddd) Investment Advisory Agreement for Small Company Value Portfolio dated July 1, 2004 is incorporated herein by reference to Exhibit 4(ddd) to Post-Effective Amendment No. 38, filed on February 18, 2005 (File No. 33-63212).

                     (eee) Investment Advisory Agreement for Worldwide Growth Portfolio dated July 1, 2004 is incorporated herein by reference to Exhibit 4(eee) to Post-Effective Amendment No. 38, filed on February 18, 2005 (File No. 33-63212).

                     (fff) Sub-Advisory Agreement for Mid Cap Value Portfolio dated July 1, 2004 is incorporated herein by reference to Exhibit 4(fff) to Post-Effective Amendment No. 38, filed on February 18, 2005 (File No. 33-63212).

                     (ggg) Sub-Advisory Agreement for Risk-Managed Core Portfolio dated July 1, 2004 is incorporated herein by reference to Exhibit 4(ggg) to Post-Effective Amendment No. 38, filed on February 18, 2005 (File No. 33-63212).

                     (hhh) Sub-Advisory Agreement for Risk-Managed Growth Portfolio dated July 1, 2004 is incorporated herein by reference to Exhibit 4(hhh) to Post-Effective Amendment No. 38, filed on February 18, 2005 (File No. 33-63212).

                     (iii) Sub-Advisory Agreement for Small Company Value Portfolio dated July 1, 2004 is incorporated herein by reference to Exhibit 4(iii) to Post-Effective Amendment No. 38, filed on February 18, 2005 (File No. 33-63212).

                     (jjj) Form of Amendment to Investment Advisory Agreement for Capital Appreciation Portfolio is incorporated herein by reference to Exhibit 4(jjj) to Post-Effective Amendment No. 38, filed on February 18, 2005 (File No. 33-63212).

                     (kkk) Form of Amendment to Investment Advisory Agreement for Flexible Income Portfolio is incorporated herein by reference to Exhibit 4(kkk) to Post-Effective Amendment No. 38, filed on February 18, 2005 (File No. 33-63212).

                     (lll) Form of Amendment to Investment Advisory Agreement for Growth Portfolio is incorporated herein by reference to Exhibit 4(lll) to Post-Effective Amendment No. 38, filed on February 18, 2005 (File No. 33-63212).

                     (mmm) Investment Advisory Agreement for Balanced Portfolio dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to
                               Exhibit 4(mmm) to Post-Effective Amendment No. 40, filed on February 23, 2006 (File No. 33-63212).

                     (nnn) Investment Advisory Agreement for Core Equity Portfolio dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to
                               Exhibit 4(nnn) to Post-Effective Amendment No. 40, filed on February 23, 2006 (File No. 33-63212).

                     (ooo) Investment Advisory Agreement for Flexible Bond Portfolio dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to
                               Exhibit 4(ooo) to

                               Post-Effective Amendment No. 40, filed on
                               February 23, 2006 (File No. 33-63212).

                     (ppp) Investment Advisory Agreement for Foreign Stock Portfolio dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to
                               Exhibit 4(ppp) to Post-Effective Amendment No. 40, filed on February 23, 2006 (File No. 33-63212).

                     (qqq) Investment Advisory Agreement for Forty Portfolio dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(qqq) to Post-Effective Amendment No. 40, filed on February 23, 2006 (File No. 33-63212).

                     (rrr) Investment Advisory Agreement for Global Life Sciences Portfolio dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(rrr) to Post-Effective Amendment No. 40, filed on February 23, 2006 (File No. 33-63212).

                     (sss) Investment Advisory Agreement for Global Technology Portfolio dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(sss) to Post-Effective Amendment No. 40, filed on February 23, 2006 (File No. 33-63212).

                     (ttt) Investment Advisory Agreement for Growth and Income Portfolio dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(ttt) to Post-Effective Amendment No. 40, filed on February 23, 2006 (File No. 33-63212).

                     (uuu) Investment Advisory Agreement for International Growth Portfolio dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(uuu) to Post-Effective Amendment No. 40, filed on February 23, 2006 (File No. 33-63212).

                     (vvv) Investment Advisory Agreement for Large Cap Growth Portfolio dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(vvv) to Post-Effective Amendment No. 40, filed on February 23, 2006 (File No. 33-63212).

                     (www) Investment Advisory Agreement for Mid Cap Growth Portfolio dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to
                               Exhibit 4(www) to

                               Post-Effective Amendment No. 40, filed on
                               February 23, 2006 (File No. 33-63212).

                     (xxx) Investment Advisory Agreement for Mid Cap Value Portfolio dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to
                               Exhibit 4(xxx) to Post-Effective Amendment No. 40, filed on February 23, 2006 (File No. 33-63212).

                     (yyy) Investment Advisory Agreement for Money Market Portfolio dated April 3, 2002, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(yyy) to Post-Effective Amendment No. 40, filed on February 23, 2006 (File No. 33-63212).

                     (zzz) Investment Advisory Agreement for Risk-Managed Core Portfolio dated July 1, 2004, as amended January 1, 2006, is incorporated herein by reference to Exhibit 4(zzz) to Post-Effective Amendment No. 40, filed on February 23, 2006 (File No. 33-63212).

                     (aaaa) Investment Advisory Agreement for Worldwide Growth Portfolio dated July 1, 2004, as amended February 1, 2006, is incorporated herein by reference to Exhibit 4(aaaa) to Post-Effective Amendment No. 40, filed on February 23, 2006 (File No. 33-63212).

                     (bbbb) Sub-Advisory Agreement for Risk-Managed Core Portfolio dated July 1, 2004, as amended January 1, 2006, is incorporated herein by reference to
                               Exhibit 4(bbbb) to Post-Effective Amendment No. 40, filed on February 23, 2006 (File No. 33-63212).

                     (cccc) Amendment to Investment Advisory Agreement for Core Equity Portfolio dated May 1, 2006 is incorporated herein by reference to Exhibit 4(cccc) to Post-Effective Amendment No. 41, filed on April 28, 2006 (File No. 33-63212).

                     (dddd) Amendment to Investment Advisory Agreement for Risk-Managed Core Portfolio dated May 1, 2006 is incorporated herein by reference to Exhibit 4(dddd) to Post-Effective Amendment No. 41, filed on April 28, 2006 (File No. 33-63212).

                     (eeee) Amendment to Investment Advisory Agreement for Risk-Managed Growth Portfolio dated May 1, 2006 is incorporated herein by reference to Exhibit 4(eeee) to Post-

                               Effective Amendment No. 41, filed on April
                               28, 2006 (File No. 33-63212).

                     (ffff) Amendment to Sub-Advisory Agreement for Risk-Managed Core Portfolio dated May 1, 2006 is incorporated herein by reference to Exhibit 4(ffff) to Post-Effective Amendment No. 41, filed on April 28, 2006 (File No. 33-63212).

                     (gggg) Amendment to Sub-Advisory Agreement for Risk-Managed Growth Portfolio dated May 1, 2006 is incorporated herein by reference to Exhibit 4(gggg) to Post-Effective Amendment No. 41, filed on April 28, 2006 (File No. 33-63212).

                     (hhhh) Amendment to Investment Advisory Agreement for Balanced Portfolio dated June 14, 2006 is incorporated herein by reference to Exhibit 4(hhhh) to Post-Effective Amendment No. 42, filed on February 26, 2007 (File No. 33-63212).

                     (iiii) Amendment to Investment Advisory Agreement for Flexible Bond Portfolio dated June 14, 2006 is incorporated herein by reference to Exhibit 4(iiii) to Post-Effective Amendment No. 42, filed on February 26, 2007 (File No. 33-63212).

                     (jjjj) Amendment to Investment Advisory Agreement for Foreign Stock Portfolio dated June 14, 2006 is incorporated herein by reference to Exhibit 4(jjjj) to Post-Effective Amendment No. 42, filed on February 26, 2007 (File No. 33-63212).

                     (kkkk) Amendment to Investment Advisory Agreement for Forty Portfolio dated June 14, 2006 is incorporated herein by reference to Exhibit 4(kkkk) to Post-Effective Amendment No. 42, filed on February 26, 2007 (File No. 33-63212).

                     (llll) Amendment to Investment Advisory Agreement for Fundamental Equity Portfolio dated June 14, 2006 is incorporated herein by reference to Exhibit 4(llll) to Post-Effective Amendment No. 42, filed on February 26, 2007 (File No. 33-63212).

                     (mmmm) Amendment to Investment Advisory Agreement for Global Life Sciences Portfolio dated June 14, 2006 is incorporated herein by reference to
                               Exhibit 4(mmmm) to Post-Effective Amendment No. 42, filed on February 26, 2007 (File No.

                               33-63212).

                     (nnnn) Amendment to Investment Advisory Agreement for Global Technology Portfolio dated June 14, 2006 is incorporated herein by reference to Exhibit 4(nnnn) to Post-Effective Amendment No. 42, filed on February 26, 2007 (File No. 33-63212).

                     (oooo) Amendment to Investment Advisory Agreement for Growth and Income Portfolio dated June 14, 2006 is incorporated herein by reference to Exhibit 4(oooo) to Post-Effective Amendment No. 42, filed on February 26, 2007 (File No. 33-63212).

                     (pppp) Amendment to Investment Advisory Agreement for International Growth Portfolio dated June 14, 2006 is incorporated herein by reference to as
                               Exhibit 4(pppp) to Post-Effective Amendment No. 42, filed on February 26, 2007 (File No. 33-63212).

                     (qqqq) Amendment to Investment Advisory Agreement for Large Cap Growth Portfolio dated June 14, 2006 is incorporated herein by reference to Exhibit 4(qqqq) to Post-Effective Amendment No. 42, filed on February 26, 2007 (File No. 33-63212).

                     (rrrr) Amendment to Investment Advisory Agreement for Mid Cap Growth Portfolio dated June 14, 2006 is incorporated herein by reference to Exhibit 4(rrrr) to Post-Effective Amendment No. 42, filed on February 26, 2007 (File No. 33-63212).

                     (ssss) Amendment to Investment Advisory Agreement for Mid Cap Value Portfolio dated June 14, 2006 is incorporated herein by reference to Exhibit 4(ssss) to Post-Effective Amendment No. 42, filed on February 26, 2007 (File No. 33-63212).

                     (tttt) Amendment to Investment Advisory Agreement for Money Market Portfolio dated June 14, 2006 is incorporated herein by reference to Exhibit 4(tttt) to Post-Effective Amendment No. 42, filed on February 26, 2007 (File No. 33-63212).

                     (uuuu) Amendment to Investment Advisory Agreement for Janus Aspen INTECH Risk-Managed Core Portfolio dated June 14, 2006 is incorporated herein by reference to Exhibit 4(uuuu) to Post-Effective Amendment No. 42, filed on

                               February 26, 2007 (File No. 33-63212).

                     (vvvv) Amendment to Investment Advisory Agreement for Janus Aspen INTECH Risk-Managed Growth Portfolio dated June 14, 2006 is incorporated herein by reference to Exhibit 4(vvvv) to Post-Effective Amendment No. 42, filed on February 26, 2007 (File No. 33-63212).

                     (wwww) Amendment to Investment Advisory Agreement for Small Company Value Portfolio dated June 14, 2006 is incorporated herein by reference to Exhibit 4(wwww) to Post-Effective Amendment No. 42, filed on February 26, 2007 (File No. 33-63212).

                     (xxxx) Amendment to Investment Advisory Agreement for Worldwide Growth Portfolio dated June 14, 2006 is incorporated herein by reference to Exhibit 4(xxxx) to Post-Effective Amendment No. 42, filed on February 26, 2007 (File No. 33-63212).

                     (yyyy) Amendment to Sub-Advisory Agreement for Mid Cap Value Portfolio dated June 14, 2006 is incorporated herein by reference to Exhibit 4(yyyy) to Post-Effective Amendment No. 42, filed on February 26, 2007 (File No. 33-63212).

                     (zzzz) Amendment to Sub-Advisory Agreement for Janus Aspen INTECH Risk-Managed Growth Portfolio dated June 14, 2006 is incorporated herein by reference to Exhibit 4(zzzz) to Post-Effective Amendment No. 42, filed on February 26, 2007 (File No. 33-63212).

                     (aaaaa) Amendment to Sub-Advisory Agreement for Janus Aspen INTECH Risk-Managed Core Portfolio dated January 1, 2008 is incorporated herein by reference to Exhibit 4(aaaaa) to Post-Effective Amendment No. 44, filed on February 15, 2008 (File No. 33-63212).

                     (bbbbb) Amendment to Sub-Advisory Agreement for Janus Aspen INTECH Risk-Managed Growth Portfolio dated January 1, 2008 is incorporated herein by reference to Exhibit 4(bbbbb) to Post-Effective Amendment No. 44, filed on February 15, 2008 (File No. 33-63212).

                     (ccccc) Amended and Restated Investment Advisory Agreement for Janus Aspen Perkins Mid Cap Value Portfolio dated December 31, 2008 is incorporated herein by reference to Exhibit 4(ccccc) to Post-Effective Amendment No. 46, filed on February 13, 2009 (File No. 33-63212).

                     (ddddd) Amended and Restated Investment Advisory Agreement for Janus Aspen Perkins Small Company Value Portfolio dated December 31, 2008 is incorporated herein by reference to Exhibit 4(ddddd) to Post-Effective Amendment No. 46, filed on February 13, 2009 (File No. 33-63212).

                     (eeeee) Sub-Advisory Agreement for Janus Aspen Perkins Mid Cap Value Portfolio dated December 31, 2008 is incorporated herein by reference to Exhibit 4(eeeee) to Post-Effective Amendment No. 46, filed on February 13, 2009 (File No. 33-63212).

                     (fffff) Sub-Advisory Agreement for Janus Aspen Perkins Small Company Value Portfolio dated December 31, 2008 is incorporated herein by reference to
                               Exhibit 4(fffff) to Post-Effective Amendment No. 46, filed on February 13, 2009 (File No. 33-63212).

                     (ggggg) Investment Advisory Agreement for Modular Portfolio Construction Portfolio dated May 1, 2009 is filed herein as Exhibit 4(ggggg).

                     (hhhhh) Form of Amendment to Sub-Advisory Agreement for Janus Aspen INTECH Risk-Managed Core Portfolio dated December 9, 2008 is filed herein as Exhibit 4(hhhhh).

                     (iiiii) Amendment to Investment Advisory Agreement for Fundamental Equity Portfolio dated May 1, 2009 is filed herein as Exhibit 4(iiiii).

                     (jjjjj) Amendment to Investment Advisory Agreement for International Growth Portfolio dated May 1, 2009 is filed herein as Exhibit 4(jjjjj).

                     (kkkkk) Amendment to Investment Advisory Agreement for Large Cap Growth Portfolio dated May 1, 2009 is filed herein as Exhibit 4(kkkkk).

                     (lllll) Amendment to Investment Advisory Agreement for Mid Cap Growth Portfolio dated May 1, 2009 is filed herein as Exhibit 4(lllll).

                     (mmmmm) Amendment to Investment Advisory Agreement for Worldwide Growth Portfolio dated May 1, 2009 is filed herein as Exhibit 4(mmmmm).

        Exhibit 5    (a)       Amended Distribution Agreement is incorporated
                               herein by reference to Post-Effective Amendment
                               No. 17, filed on February 26, 1999 (File No.
                               33-63212).

                     (b) Amended Distribution Agreement dated September 14, 1999 is incorporated herein by reference to Post-Effective Amendment No. 20, filed on October 26, 1999 (File No. 33-63212).

                     (c) Form of Distribution and Shareholder Services Agreement for Service Shares for Qualified Plans is incorporated herein by reference to Post-Effective Amendment No. 20, filed on October 26, 1999 (File No. 33-63212).

                     (d) Form of Distribution and Shareholder Services Agreement for Service Shares for Insurance Companies is incorporated herein by reference to Post-Effective Amendment No. 20, filed on October 26, 1999 (File No. 33-63212).

                     (e) Form of Amended and Restated Distribution Agreement, dated September 13, 2001, is incorporated herein by reference to Exhibit 5(e) to Post-Effective Amendment No. 27, filed on October 18, 2001 (File No. 33-63212).

                     (f) Form of Distribution and Shareholder Services Agreement for Service II Shares for Qualified Plans is incorporated herein by reference to
                               Exhibit 5(f) to Post-Effective Amendment No. 27, filed on October 18, 2001 (File No. 33-63212).

                     (g) Form of Distribution and Shareholder Services Agreement for Service II Shares for Insurance Companies is incorporated herein by reference to
                               Exhibit 5(g) to Post-Effective Amendment No. 27, filed on October 18, 2001 (File No. 33-63212).

                     (h) Form of Transfer and Assumption Agreement between Janus Distributors, Inc. and Janus Distributors LLC, dated April 1, 2002, is incorporated herein by reference to Exhibit 5(h) to Post-Effective Amendment No. 29, filed on April 29, 2002 (File No. 33-63212).

                     (i) Amended and Restated Distribution Agreement between Janus Aspen Series and Janus Distributors LLC, dated June 18, 2002, is incorporated herein by reference to Exhibit 5(i) to Post-Effective Amendment No. 30, filed on October 17, 2002 (File No. 33-63212).

                     (j) Amendment to the Amended and Restated Distribution Agreement between Janus Distributors LLC and Janus Aspen Series, dated December 14, 2007, is incorporated herein by reference to
                               Exhibit 5(j) to Post-Effective Amendment No. 44, filed on February 15, 2008 (File No. 33-63212).

        Exhibit 6              Not Applicable

        Exhibit 7    (a)       Form of Custody Agreement between Janus Aspen
                               Series and Investors Fiduciary Trust Company filed as Exhibit 8(a) to Post-Effective Amendment
                               No. 11, filed on April 30, 1997 (File No.
                               33-63212) has been withdrawn.

                     (b) Form of Custodian Contract between Janus Aspen Series and State Street Bank and Trust Company is incorporated herein by reference to Exhibit 8(b) to Post-Effective Amendment No. 11, filed on April 30, 1997 (File No. 33-63212).

                     (c) Letter Agreement dated April 4, 1994 regarding State Street Custodian Agreement is incorporated herein by reference to Exhibit 8(c) to Post-Effective Amendment No. 11, filed on April 30, 1997 (File No. 33-63212).

                     (d) Form of Custodian Agreement between Janus Aspen Series and United Missouri Bank, N.A. filed as
                               Exhibit 8(d) to Post-Effective Amendment No. 11, filed on April 30, 1997 (File No. 33-63212) has been withdrawn.

                     (e) Amendment dated October 11, 1995 of State Street Custodian Contract is incorporated herein by reference to Exhibit 8(e) to Post-Effective Amendment No. 7, filed on February 14, 1996 (File No. 33-63212).

                     (f) Letter Agreement dated September 10, 1996 regarding State Street Custodian Contract is incorporated herein by reference to Exhibit 8(f) to Post-Effective Amendment No. 9, filed on October 24, 1996 (File No. 33-63212).

                     (g) Form of Subcustodian Contract between United Missouri Bank, N.A. and State Street Bank and Trust Company filed as Exhibit 8(g) to Post-Effective Amendment No. 9, filed on October 24, 1996 (File No. 33-63212) has been withdrawn.

                     (h) Form of Letter Agreement dated September 9, 1997, regarding State Street Custodian Contract is incorporated herein by reference to Exhibit 8(h) to Post-Effective Amendment No. 14, filed on
                               October 24, 1997 (File No. 33-63212).

                     (i) Form of Global Custody Services Agreement dated March 11, 1999 with Citibank N.A. is incorporated herein by reference to Exhibit 7 to Post-Effective Amendment No. 19, filed on April 30, 1999 (File No. 33-63212).

                     (j) Form of Letter Agreement dated December 17, 1999 regarding State Street Custodian filed as Exhibit 7(j) to Post-Effective Amendment No. 22, filed on January 14, 2000 (File No. 33-63212) has been withdrawn.

                     (k) Amendment to Custodian Contract is incorporated herein by reference to Exhibit 7(k) to Post-Effective Amendment No. 24, filed on April 14, 2000 (File No. 33-63212).

                     (l) Foreign Custody Amendment to State Street Bank and Trust Company Contract, dated December 5, 2000, is incorporated herein by reference to
                               Exhibit 7(l) to Post-Effective Amendment No. 25, filed on February 14, 2001 (File No. 33-63212).

                     (m) Foreign Custody Manager Addendum to Global Custodial Services Agreement with Citibank, N.A., dated December 5, 2000, is incorporated herein by reference to Exhibit 7(m) to Post-Effective Amendment No. 25, filed on February 14, 2001 (File No. 33-63212).

                     (n) Amendment to State Street Bank and Trust Company Custodian Contract, dated December 5, 2000, is incorporated herein by reference to Exhibit 7(n) to Post-Effective Amendment No. 25, filed on February 14, 2001 (File No. 33-63212).

                     (o) Form of Amendment to State Street Bank and Trust Company Custodian Contract, dated December 5, 2000, is incorporated herein by reference to
                               Exhibit 7(o) to Post-Effective Amendment No. 25, filed on February 14, 2001 (File No. 33-63212).

                     (p) Form of Letter Agreement with State Street Bank and Trust Company, dated May 1, 2001, is incorporated herein by reference to Exhibit 7(p) to Post-Effective Amendment No. 25, filed on February 14, 2001 (File No. 33-63212).

                     (q) Form of Letter Agreement with State Street Bank and Trust

                               Company, dated July 31, 2001, is incorporated herein by reference to Exhibit 7(q) to Post-Effective Amendment No. 26, filed on June 1, 2001 (File No. 33-63212).

                     (r) Form of Letter Agreement with regard to Global Value Portfolio, with State Street Bank and Trust Company, dated December 31, 2002, is incorporated herein by reference to Exhibit 7(r) to Post-Effective Amendment No. 30, filed on October 17, 2002 (File No. 33-63212).

                     (s) Form of Letter Agreement with regard to Subadvised Portfolios, with State Street Bank and Trust Company, dated December 31, 2002, is incorporated herein by reference to Exhibit 7(s) to Post-Effective Amendment No. 30, filed on October 17, 2002 (File No. 33-63212).

                     (t) Form of Letter Agreement with regard to Aggressive Growth Portfolio, with State Street Bank and Trust Company, dated May 1, 2003, is incorporated herein by reference to Exhibit 7(t) to Post-Effective Amendment No. 33, filed on April 30, 2003 (File No. 33-63212).

                     (u) Form of Letter Agreement with regard to Foreign Stock Portfolio, with State Street Bank and Trust Company, dated May 1, 2004, is incorporated herein by reference to Exhibit 7(u) to Post-Effective Amendment No. 36, filed on February 26, 2004 (File No. 33-63212).

                     (v) Form of Letter Agreement with regard to Small Company Value Portfolio, with State Street Bank and Trust Company, dated May 1, 2004, is incorporated herein by reference to Exhibit 7(v) to Post-Effective Amendment No. 36, filed on February 26, 2004 (File No. 33-63212).

                     (w) Form of Letter Agreement with regard to Risk-Managed Growth Portfolio, dated May 1, 2004, is incorporated herein by reference to Exhibit 7(w) to Post-Effective Amendment No. 36, filed on February 26, 2004 (File No. 33-63212).

                     (x) Form of Letter Agreement with regard to Risk-Managed Core Portfolio, dated May 1, 2004, is incorporated herein by reference to Exhibit 7(x) to Post-Effective Amendment No. 36, filed on February 26, 2004 (File No. 33-63212).

                     (y) Amendment to State Street Bank and Trust Company Custodian Contract dated January 21, 2005 is incorporated herein by reference to Exhibit 7(y) to Post-Effective

                               Amendment No. 38, filed on February 18, 2005
                               (File No. 33-63212).

                     (z) Amendment to Global Custodial Services Agreement dated January 14, 2005 with Citibank, N.A. is incorporated herein by reference to Exhibit 7(z) to Post-Effective Amendment No. 38, filed on February 18, 2005 (File No. 33-63212).

                     (aa) Letter Agreement with regard to Capital Appreciation Portfolio, dated February 15, 2005, is incorporated herein by reference to Exhibit 7(aa) to Post-Effective Amendment No. 39, filed on April 29, 2005 (File No. 33-63212).

                     (bb) Letter Agreement with regard to Flexible Income Portfolio, dated February 15, 2005, is incorporated herein by reference to Exhibit 7(bb) to Post-Effective Amendment No. 39, filed on April 29, 2005 (File No. 33-63212).

                     (cc) Letter Agreement with regard to Growth Portfolio, dated February 15, 2005, is incorporated herein by reference to Exhibit 7(cc) to Post-Effective Amendment No. 39, filed on April 29, 2005 (File No. 33-63212).

                     (dd) Amended and Restated Custodian Contract between Janus Aspen Series and State Street Bank and Trust Company, dated August 1, 2005, is incorporated herein by reference to Exhibit 7(dd) to Post-Effective Amendment No. 41, filed on April 28, 2006 (File No. 33-63212).

                     (ee) Letter Agreement with regard to Risk-Managed Core Portfolio and Risk-Managed Growth Portfolio, dated February 21, 2006, is incorporated herein by reference to Exhibit 7(ee) to Post-Effective Amendment No. 41, filed on April 28, 2006 (File No. 33-63212).

                     (ff) Form of Letter Agreement with regard to Core Equity Portfolio, dated April 18, 2006, is incorporated herein by reference to Exhibit 7(ff) to Post-Effective Amendment No. 41, filed on April 28, 2006 (File No. 33-63212).

                     (gg) Form of Letter Agreement with regard to Modular Portfolio Construction Portfolio, with State Street Bank and Trust Company, dated April 20, 2009, is filed herein as Exhibit 7(gg).

        Exhibit 8    (a)       Transfer Agency Agreement with Janus Service
                               Corporation is incorporated herein by reference to Exhibit

                               9(a) to Post-Effective Amendment No. 11, filed on April 30, 1997 (File No. 33-63212).

                     (b) Transfer Agency Agreement as amended May 1, 1997 is incorporated herein by reference to Exhibit 9(b) to Post-Effective Amendment No. 10, filed on February 13, 1997 (File No. 33-63212).

                     (c) Form of Model Participation Agreement is incorporated herein by reference to Exhibit 9(c) to Post-Effective Amendment No. 11, filed on April 30, 1997 (File No. 33-63212).

                     (d) Form of Amended and Restated Transfer Agency Agreement, dated September 13, 2001, is incorporated herein by reference to Exhibit 8(d) to Post-Effective Amendment No. 27, filed on October 18, 2001 (File No. 33-63212).

                     (e) Form of Transfer and Assumption Agreement between Janus Service Corporation and Janus Services LLC, dated April 1, 2002, is incorporated herein by reference to Exhibit 8(e) to Post-Effective Amendment No. 29, filed on April 29, 2002 (File No. 33-63212).

                     (f) Amended and Restated Transfer Agency Agreement between Janus Aspen Series and Janus Services LLC, dated June 18, 2002, is incorporated herein by reference to Exhibit 8(f) to Post-Effective Amendment No. 30, filed on October 17, 2002 (File No. 33-63212).

                     (g) Amended and Restated Transfer Agency Agreement between Janus Aspen Series and Janus Services LLC, dated December 10, 2002, is incorporated herein by reference to Exhibit 8(g) to Post-Effective Amendment No. 35, filed on August 11, 2003 (File No. 33-63212).

                     (h) Expense Limitation Agreement between Janus Capital Management LLC and Core Equity Portfolio is incorporated herein by reference to Exhibit 8(h) to Post-Effective Amendment No. 36, filed on February 26, 2004 (File No. 33-63212).

                     (i) Expense Limitation Agreement between Janus Capital Management LLC and Global Technology Portfolio is incorporated herein by reference to
                               Exhibit 8(i) to Post-Effective Amendment No. 36, filed on February 26, 2004

                               (File No. 33-63212).

                     (j) Expense Limitation Agreement between Janus Capital Management LLC and Global Life Sciences Portfolio is incorporated herein by reference to
                               Exhibit 8(j) to Post-Effective Amendment No. 36, filed on February 26, 2004 (File No. 33-63212).

                     (k) Expense Limitation Agreement between Janus Capital Management LLC and International Value Portfolio is incorporated herein by reference to
                               Exhibit 8(k) to Post-Effective Amendment No. 36, filed on February 26, 2004 (File No. 33-63212).

                     (l) Expense Limitation Agreement between Janus Capital Management LLC and Mid Cap Value Portfolio is incorporated herein by reference to
                               Exhibit 8(l) to Post-Effective Amendment No. 36, filed on February 26, 2004 (File No. 33-63212).

                     (m) Expense Limitation Agreement between Janus Capital Management LLC and Small Cap Value Portfolio is incorporated herein by reference to
                               Exhibit 8(m) to Post-Effective Amendment No. 36, filed on February 26, 2004 (File No. 33-63212).

                     (n) Expense Limitation Agreement between Janus Capital Management LLC and Risk-Managed Large Cap Growth Portfolio is incorporated herein by reference to Exhibit 8(n) to Post-Effective Amendment No. 36, filed on February 26, 2004 (File No. 33-63212).

                     (o) Expense Limitation Agreement between Janus Capital Management LLC and Risk-Managed Large Cap Core Portfolio is incorporated herein by reference to Exhibit 8(o) to Post-Effective Amendment No. 36, filed on February 26, 2004 (File No. 33-63212).

                     (p) Expense Limitation Agreement between Janus Capital Management LLC and Flexible Income Portfolio is incorporated herein by reference to
                               Exhibit 8(p) to Post-Effective Amendment No. 36, filed on February 26, 2004 (File No. 33-63212).

                     (q) Expense Limitation Agreement between Janus Capital Management LLC and Money Market Portfolio is incorporated herein by reference to Exhibit 8(q) to Post-Effective Amendment No. 36, filed on February 26, 2004

                               (File No. 33-63212).

                     (r) Expense Limitation Agreement between Janus Capital Management LLC and Core Equity Portfolio dated July 1, 2004 is incorporated herein by reference to Exhibit 8(r) to Post-Effective Amendment No. 38, filed on February 18, 2005 (File No. 33-63212).

                     (s) Expense Limitation Agreement between Janus Capital Management LLC and Flexible Income Portfolio dated July 1, 2004 is incorporated herein by reference to Exhibit 8(s) to Post-Effective Amendment No. 38, filed on February 18, 2005 (File No. 33-63212).

                     (t) Expense Limitation Agreement between Janus Capital Management LLC and Foreign Stock Portfolio dated July 1, 2004 is incorporated herein by reference to Exhibit 8(t) to Post-Effective Amendment No. 38, filed on February 18, 2005 (File No. 33-63212).

                     (u) Expense Limitation Agreement between Janus Capital Management LLC and Global Life Sciences Portfolio dated July 1, 2004 is incorporated herein by reference to Exhibit 8(u) to Post-Effective Amendment No. 38, filed on February 18, 2005 (File No. 33-63212).

                     (v) Expense Limitation Agreement between Janus Capital Management LLC and Global Technology Portfolio dated July 1, 2004 is incorporated herein by reference to Exhibit 8(v) to Post-Effective Amendment No. 38, filed on February 18, 2005 (File No. 33-63212).

                     (w) Expense Limitation Agreement between Janus Capital Management LLC and Mid Cap Value Portfolio dated July 1, 2004 is incorporated herein by reference to Exhibit 8(w) to Post-Effective Amendment No. 38, filed on February 18, 2005 (File No. 33-63212).

                     (x) Expense Limitation Agreement between Janus Capital Management LLC and Money Market Portfolio dated July 1, 2004 is incorporated herein by reference to Exhibit 8(x) to Post-Effective Amendment No. 38, filed on February 18, 2005 (File No. 33-63212).

                     (y) Expense Limitation Agreement between Janus Capital Management LLC and Risk-Managed Core Portfolio dated July 1, 2004 is incorporated herein by reference to Exhibit 8(y) to Post-Effective Amendment No. 38, filed on February 18, 2005 (File No. 33-63212).

                     (z) Expense Limitation Agreement between Janus Capital Management LLC and Risk-Managed Growth Portfolio dated July 1, 2004 is incorporated herein by reference to Exhibit 8(z) to Post-Effective Amendment No. 38, filed on February 18, 2005 (File No. 33-63212).

                     (aa) Expense Limitation Agreement between Janus Capital Management LLC and Small Company Value Portfolio dated July 1, 2004 is incorporated herein by reference to Exhibit 8(aa) to Post-Effective Amendment No. 38, filed on February 18, 2005 (File No. 33-63212).

                     (bb) First Amendment to the Amended and Restated Transfer Agency Agreement with Janus Services LLC, dated December 14, 2007, is incorporated herein by reference to Exhibit 8(bb) to Post-Effective Amendment No. 44, filed on February 15, 2008 (File No. 33-63212).

                     (cc) Form of Agreement and Plan of Reorganization is incorporated herein by reference to Exhibit 8(cc) to Post-Effective Amendment No. 45, filed on May 1, 2008 (File No. 33-63212).

                     (dd) Expense Limitation Agreement between Janus Capital Management LLC and Modular Portfolio Construction Portfolio dated May 1, 2009 is filed herein as Exhibit 8(dd).

                     (ee) Expense Allocation Agreement between Janus Capital Management LLC and Janus Aspen Series dated May 1, 2009 is filed herein as Exhibit 8(ee).

        Exhibit 9    (a)       Opinion and Consent of Fund Counsel with respect
                               to shares of Growth Portfolio, Aggressive Growth
                               Portfolio, Worldwide Growth Portfolio, Balanced
                               Portfolio, Flexible Income Portfolio and
                               Short-Term Bond Portfolio is incorporated herein by reference to Exhibit 10 to Post-Effective
                               Amendment No. 11, filed on April 30, 1997 (File
                               No. 33-63212).

                     (b) Opinion and Consent of Fund Counsel with respect to shares of International Growth Portfolio is incorporated herein by reference to Exhibit 10(b) to Post-Effective Amendment No. 11, filed on April 30, 1997 (File No. 33-63212).

                     (c) Opinion and Consent of Fund Counsel with respect to shares of Money Market Portfolio is incorporated herein by reference to Exhibit 10(c) to Post-Effective Amendment

                               No. 11, filed on April 30, 1997
                               (File No. 33-63212).

                     (d) Opinion and Consent of Fund Counsel with respect to High-Yield Portfolio is incorporated herein by reference to Exhibit 10(d) to Post-Effective Amendment No. 7, filed on February 14, 1996 (File No. 33-63212).

                     (e) Opinion and Consent of Fund Counsel with respect to Equity Income Portfolio and Capital Appreciation Portfolio is incorporated herein by reference to Exhibit 10(e) to Post-Effective Amendment No. 10, filed on February 13, 1997 (File No. 33-63212).

                     (f) Opinion and Consent of Fund Counsel with respect to Growth and Income Portfolio is incorporated herein by reference to Exhibit 10(g) to Post-Effective Amendment No. 12, filed on August 11, 1997 (File No. 33-63212).

                     (g) Opinion and Consent of Fund Counsel with respect to Service Shares of all the Portfolios is incorporated herein by reference to Exhibit 9(i) to Post-Effective Amendment 20, filed on October 26, 1999 (File No. 33-63212).

                     (h) Opinion and Consent of Fund Counsel with respect to Global Life Sciences Portfolio and Global Technology Portfolio for Service Shares and Institutional Shares is incorporated herein by reference to Exhibit 9(j) to Post-Effective Amendment No. 21, filed on November 1, 1999 (File No. 33-63212).

                     (i) Opinion and Consent of Fund Counsel with respect to Strategic Value Portfolio for Service Shares and Institutional Shares is incorporated herein by reference to Exhibit 9(k) to Post-Effective Amendment No. 23, filed on February 16, 2000 (File No. 33-63212).

                     (j) Opinion and Consent of Fund Counsel with respect to Global Value Portfolio for Service Shares, dated February 13, 2001, is incorporated herein by reference to Exhibit 9(l) to Post-Effective Amendment No. 25, filed on February 14, 2001 (File No. 33-63212).

                     (k) Opinion and Consent of Fund Counsel with respect to Service II Shares of International Growth Portfolio, Worldwide Growth Portfolio and Global Technology Portfolio is incorporated herein by reference to Exhibit 9(k) to Post-Effective Amendment No. 27, filed on October 18, 2001 (File No. 33-63212).

                     (l) Opinion and Consent of Fund Counsel with respect to Service Shares of Risk-Managed Large Cap Growth Portfolio, Risk-Managed Large Cap Core Portfolio, Mid Cap Value Portfolio and Small Cap Value Portfolio is incorporated herein by reference to Exhibit 9(l) to Post-Effective Amendment No. 30, filed on October 17, 2002 (File No. 33-63212).

                     (m) Opinion and Consent of Fund Counsel with respect to Institutional Shares of Mid Cap Value Portfolio is incorporated herein by reference to
                               Exhibit 9(m) to Post-Effective Amendment No. 32, filed on February 26, 2003 (File No. 33-63212).

                     (n) Opinion and Consent of Fund Counsel with respect to Service Shares of Modular Portfolio Construction Portfolio is filed herein as Exhibit 9(n).

        Exhibit 10 Consent of PricewaterhouseCoopers LLP is filed herein as Exhibit 10.

        Exhibit 11             Not Applicable

        Exhibit 12             Not Applicable

        Exhibit 13   (a)       Form of Distribution and Shareholder Servicing
                               Plan for Service Shares between Janus
                               Distributors, Inc. and Janus Aspen Series is incorporated herein by reference to Exhibit 13(b) to Post-Effective Amendment No. 20, filed on
                               October 26, 1999 (File No. 33-63212).

                     (b) Form of Distribution and Shareholder Servicing Plan for Service II Shares between Janus Distributors, Inc. and Janus Aspen Series, dated October 18, 2001, is incorporated herein by reference to Exhibit 13(b) to Post-Effective Amendment No. 27, filed on October 18, 2001 (File No. 33-63212).

        Exhibit 14   (a)       Rule 18f-3 Plan dated December 10, 1996 is
                               incorporated herein by reference to Exhibit 18 to Post-Effective Amendment No. 10, filed on
                               February 13, 1997 (File No. 33-63212).

                     (b) Amendment to Rule 18f-3 Plan dated June 15, 1999 is incorporated herein by reference to Exhibit 15 to Post-Effective Amendment No. 19, filed on June 21, 1999 (File No. 33-63212).

                     (c) Amendment to Rule 18f-3 Plan dated September 14, 1999 is incorporated herein by reference to
                               Exhibit 15(c) to Post-Effective Amendment No. 20, filed on October 26, 1999 (File No. 33-63212).

                     (d) Form of Amended and Restated Rule 18f-3 Plan is incorporated herein by reference to Exhibit 15(d) to Post-Effective Amendment No. 26, filed on June 1, 2001 (File No. 33-63212).

                     (e) Amended and Restated Rule 18f-3 Plan, dated September 13, 2001, is incorporated herein by reference to Exhibit 15(e) to Post-Effective Amendment No. 27, filed on October 18, 2001 (File No. 33-63212).

                     (f) Amended and Restated Rule 18f-3 Plan, dated June 18, 2002, is incorporated herein by reference to
                               Exhibit 15(f) to Post-Effective Amendment No. 33, filed on April 30, 2003 (File No. 33-63212).

                     (g) Amended and Restated Rule 18f-3 Plan, dated December 10, 2002, is incorporated herein by reference to Exhibit 15(g) to Post-Effective Amendment No. 33, filed on April 30, 2003 (File No. 33-63212).

        Exhibit 15   (a)       Powers of Attorney, dated as of November 25,
                               2003, filed as Exhibit 17 to Post-Effective
                               Amendment No. 36, filed on February 26, 2004
                               (File No. 33-63212), have been withdrawn.

                     (b) Powers of Attorney, dated as of May 17, 2004, are incorporated herein by reference to Exhibit 15(b) to Post-Effective Amendment No. 38, filed on February 18, 2005 (File No. 33-63212), have been withdrawn.

                     (c) Powers of Attorney, dated as of January 1, 2006, are incorporated herein by reference to Exhibit 15(c) to Post-Effective Amendment No. 40, filed on February 23, 2006 (File No. 33-63212).

                     (d) Powers of Attorney, dated as of March 16, 2007, are incorporated herein by reference to Exhibit 15(d) to Post-Effective Amendment No. 43, filed on May 1, 2007 (File No. 33-63212).

                     (e) Powers of Attorney, dated as of April 11, 2008, are incorporated herein by reference to Exhibit 15(e) to Post-Effective Amendment No. 45, filed on May 1, 2008 (File

                               No. 33-63212).

        Exhibit 16   (a)       Code of Ethics filed as Exhibit 16(a) to
                               Post-Effective Amendment No. 24, filed on April
                               24, 2000 (File No. 33-63212), has been withdrawn.

                     (b) Amended Janus Ethics Rules filed as Exhibit 16(b) to Post-Effective Amendment No. 26, filed on June 1, 2001 (File No. 33-63212), have been withdrawn.

                     (c) Amended Janus Ethics Rules filed as Exhibit 16(c) to Post-Effective Amendment No. 27, filed on October 18, 2001 (File No. 33-63212), have been withdrawn.

                     (d) Amended Janus Ethics Rules filed as Exhibit 16(d) to Post-Effective Amendment No. 29, filed on April 29, 2002 (File No. 33-63212), have been withdrawn.

                     (e) Bay Isle Financial Code of Ethics and Statement of Policies dated March 28, 2002, filed as
                               Exhibit 16(e) to Post-Effective Amendment No. 31, filed on December 30, 2002 (File No. 33-63212), have been withdrawn.

                     (f) Enhanced Investment Technologies Code of Ethics and Statement of Personal Trading Policies dated May 1, 2002, filed as Exhibit 16(f) to Post-Effective Amendment No. 31, filed on December 30, 2002 (File No. 33-63212), have been withdrawn.

                     (g) Perkins, Wolf, McDonnell and Company Code of Ethics dated April 28, 2000, filed as Exhibit 16(g) to Post-Effective Amendment No. 31, filed on December 30, 2002 (File No. 33-63212), has been withdrawn.

                     (h) Amended Janus Ethics Rules filed as Exhibit 16(h) to Post-Effective Amendment No. 32, filed on February 26, 2003 (File No. 33-63212), have been withdrawn.

                     (i) Amended Janus Ethics Rules filed as Exhibit 16(i) to Post-Effective Amendment No. 33, filed on April 30, 2003 (File No. 33-63212), have been withdrawn.

                     (j) Amended Janus Ethics Rules, dated June 9, 2003, filed as Exhibit 16(j) to Post-Effective Amendment No. 35, filed on August 11, 2003 (File No. 33-63212), have been withdrawn.

                     (k) Amended Janus Ethics Rules, dated February 5, 2004, filed as Exhibit 16(k) to Post-Effective Amendment No. 36, filed on February 26, 2004 (File No. 33-63212) have been withdrawn.

                     (l) Amended Janus Ethics Rules, dated February 1, 2005, filed as Exhibit 16(l) to Post-Effective Amendment No. 38, filed on February 18, 2005 (File No. 33-63212) have been withdrawn.

                     (m) Code of Ethics of Perkins, Wolf, McDonnell and Company, LLC revised July 7, 2004 filed as
                               Exhibit 16(m) to Post-Effective Amendment No. 38, filed on February 18, 2005 (File No. 33-63212) has been withdrawn.

                     (n) Amended Janus Ethics Rules, dated March 22, 2005, filed as Exhibit 16(n) to Post-Effective Amendment No. 39, filed on April 29, 2005 (File No. 33-63212) have been withdrawn.

                     (o) Revised Code of Ethics of Perkins, Wolf, McDonnell and Company, LLC filed as Exhibit 16(o) to Post-Effective Amendment No. 39, filed on April 29, 2005 (File No. 33-63212) has been withdrawn.

                     (p) Amended Janus Ethics Rules, revised December 6, 2005, filed as Exhibit 16(p) to Post-Effective Amendment No. 40, filed on February 23, 2006 (File No. 33-63212) have been withdrawn.

                     (q) Revised Code of Ethics of Perkins, Wolf, McDonnell and Company, LLC, revised April 27, 2005, is incorporated herein by reference to
                               Exhibit 16(q) to Post-Effective Amendment No. 40, filed on February 23, 2006 (File No. 33-63212).

                     (r) Amended Janus Ethics Rules, revised April 4, 2006, is incorporated herein by reference to
                               Exhibit 16(r) to Post-Effective Amendment No. 41, filed on April 28, 2006 (File No. 33-63212).

                     (s) Revised Code of Ethics of Perkins, Wolf, McDonnell and Company, LLC, revised December 19, 2005, is incorporated herein by reference to
                               Exhibit 16(s) to Post-Effective Amendment No. 41, filed on April 28, 2006 (File No. 33-63212).

                     (t) Amended Janus Ethics Rules, revised January 26, 2007, is incorporated herein by reference to
                               Exhibit 16(t) to Post-

                               Effective Amendment No. 42, filed on February 26, 2007 (File No. 33-63212).

                     (u) Amended Janus Ethics Rules, revised March 27, 2007, is incorporated herein by reference to
                               Exhibit 16(u) to Post-Effective Amendment No. 43, filed on May 1, 2007 (File No. 33-63212).

                     (v) Amended Janus Ethics Rules, revised December 14, 2007, is incorporated herein by reference to
                               Exhibit 16(v) to Post-Effective Amendment No. 44, filed on February 15, 2008 (File No. 33-63212).

                     (w) Revised Code of Ethics of Perkins, Wolf, McDonnell and Company, LLC, revised June 1, 2007, is incorporated herein by reference to Exhibit 16(w) to Post-Effective Amendment No. 44, filed on February 15, 2008 (File No. 33-63212).

                     (x) Revised Janus Ethics Rules, dated April 7, 2008, is incorporated herein by reference to Exhibit 16(x) to Post-Effective Amendment No 45, filed on May 1, 2008 (File No. 33-63212).

                     (y) Revised Janus Ethics Rules, dated April 28, 2009, is filed herein as Exhibit 16(y).

ITEM 24. Persons Controlled by or Under Common Control with Registrant

     The Board of Trustees of Janus Aspen Series is the same as that of Janus Adviser Series and Janus Investment Fund. Each such Trust has Janus Capital Management LLC as its investment adviser. In addition, the officers of the three Trusts are substantially identical. Nonetheless, Janus Aspen Series takes the position that it is not under common control with other Janus funds because the power residing in the respective boards and officers arises as the result of an official position with each respective Trust.

ITEM 25. Indemnification

     Article IX of Janus Aspen Series' Amended and Restated Trust Instrument provides for indemnification of certain persons acting on behalf of the Portfolios. In general, Trustees, officers and Advisory Board members will be indemnified against liability and against all expenses of litigation incurred by them in connection with any claim, action, suit or proceeding (or settlement of the same) in which they become involved by virtue of their office in connection with the Portfolios, unless their conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties, or unless it has been determined that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Portfolios. A determination that a person covered by the indemnification provisions is entitled to indemnification may be made by the court or other body before which the proceeding is brought, or by either a vote of a majority of a quorum of Trustees who are neither "interested persons" of the Trust nor parties to the proceeding or by an independent legal counsel in a written opinion. The Portfolios also may advance money for these expenses, provided that the Trustee or officer undertakes to repay the Portfolios if his or her conduct is later determined to preclude indemnification, and that either he or she provide security for the undertaking, the Trust be insured against losses resulting from lawful advances, or a majority of a quorum of disinterested Trustees or independent counsel in a written opinion, determines that he or she ultimately will be found to be entitled to indemnification. The Trust also maintains a liability insurance policy covering its Trustees, officers and any Advisory Board members.

ITEM 26. Business and Other Connections of Investment Adviser

     The only business of Janus Capital Management LLC is to serve as the investment adviser of the Registrant and as investment adviser or subadviser to several other mutual funds, unregistered investment companies, and for individual, charitable, corporate, private, and retirement accounts. Business backgrounds of the principal executive officers and directors of the adviser that also hold positions with the Registrant are included under "Trustees and Officers" in the Statement(s) of Additional Information included in this Registration Statement.

     The remaining principal executive officers of the investment adviser and their position with the adviser and affiliated entities are as follows:

                        Adviser/Affiliated Entity Name and Principal               Position(s) with Adviser
Name                                   Business Address                              or Affiliated Entity
---------------------   --------------------------------------------   -----------------------------------------------
Gary D. Black           Janus Capital Group Inc.(1)                    Chief Executive Officer and Director
                        Janus Capital Management LLC(1)                Chief Executive Officer
                        Janus Management Holdings Corp.(1)             President and Director
                        Janus Services LLC(1)                          Executive Vice President
                        INTECH Investment Management LLC(2)            Working Director
                        Perkins Investment Management LLC(3)           Director

Daniel P. Charles       Janus Capital Management LLC(1)                Executive Vice President
                        Janus Services LLC(1)                          Senior Vice President
                        INTECH Investment Management LLC(2)            Working Director

Gregory A. Frost        Janus Capital Group Inc. (1)                   Chief Financial Officer, Executive Vice
                                                                       President, and Director
                        Janus Capital Management LLC(1)                Chief Financial Officer and

                        Adviser/Affiliated Entity Name and Principal               Position(s) with Adviser
Name                                   Business Address                              or Affiliated Entity
---------------------   --------------------------------------------   -----------------------------------------------
                                                                       Executive Vice President
                        Janus Capital Asia Ltd.(4)                     Director
                        Janus Capital International Ltd.(5)            Director
                        Janus Capital Singapore Pte. Ltd.(6)           Director
                        The Janus Foundation(1)                        Director
                        Janus Holdings LLC(1)                          Senior Vice President, Controller, and Director
                        Janus International Holding LLC(1)             Executive Vice President, Controller, and
                                                                       Director
                        Janus Management Holdings Corp.(1)             Chief Financial Officer, Executive Vice
                                                                       President, and Director
                        Janus Services LLC(1)                          Chief Financial Officer and Executive Vice
                                                                       President
                        Capital Group Partners, Inc.(7)                Chief Financial Officer, Executive Vice
                                                                       President, and Director
                        INTECH Investment Management LLC(2)            Vice President and Working Director
                        Perkins Investment Management LLC(3)           Director

Heidi W. Hardin         Janus Capital Management LLC(1)                General Counsel and Senior Vice President
                        Janus Services LLC(1)                          General Counsel and Senior Vice President

Kelley Abbott Howes     Janus Capital Group Inc. (1)                   Chief Administrative Officer, General Counsel,
                                                                       and Executive Vice President
                        Janus Capital Management LLC(1)                Chief Administrative Officer and Executive
                                                                       Vice President
                        Janus Management Holdings Corp.(1)             Chief Administrative Officer, General Counsel,
                                                                       Executive Vice President, and Director
                        Capital Group Partners, Inc.(7)                Director
                        INTECH Investment Management LLC(2)            Vice President

Dominic C. Martellaro   Janus Capital Group Inc.(1)                    Executive Vice President
                        Janus Capital Management LLC(1)                Executive Vice President
                        Janus Capital Funds Plc(5)                     Director
                        Janus Capital Trust Manager Ltd.(8)            Director
                        Janus Services LLC(1)                          Executive Vice President

(1)  Principal address is 151 Detroit Street, Denver, Colorado 80206-4805.

(2) Principal address is CityPlace Tower, 525 Okeechobee Boulevard, Suite 1800, West Palm Beach,

     Florida 33401.

(3)  Principal address is 311 S. Wacker Drive, Suite 6000, Chicago, Illinois
     60606

(4) Principal address is ICBC Tower, 3 Garden Road, Suite 2506-11, Central, Hong Kong, PRC.

(5) Principal address is CityPoint, 1 Ropemaker Street, 26th Floor, London EC2Y 9HT, England.

(6)  Principal address is Six Battery Road, Level 31, Singapore 049909.

(7)  Principal address is 525 Broadhollow Road, Melville, New York 11747.

(8) Principal address is Brooklawn House, Crampton Avenue/Shelbourne Road, Ballsbridge, Dublin 4, Ireland.

     The only business of INTECH Investment Management LLC (and its predecessors) and Perkins Investment Management LLC (and its predecessors) is to serve as a subadviser of the Registrant and investment adviser or subadviser to mutual funds, institutional and individual separate accounts, separately managed accounts, and other registered and unregistered investment companies. The principal executive officers of the subadvisers and their position with the subadvisers are as follows:

                        Subadviser/Affiliated Entity Name and Principal            Position(s) with Subadviser
Name                                    Business Address                              or Affiliated Entity
---------------------   -----------------------------------------------   --------------------------------------------
Lance Campbell          INTECH Investment Management LLC(1)               Chief Financial Officer and Vice President

E. Robert Fernholz      INTECH Investment Management LLC(1)               Chief Investment Officer, Executive Vice
                                                                          President, and Working Director

Patricia Flynn          INTECH Investment Management LLC(1)               Chief Compliance Officer

Robert A. Garvy         INTECH Investment Management LLC(1)               Chief Executive Officer and Working Director

David E. Hurley         INTECH Investment Management LLC(1)               Chief Operating Officer and Executive Vice
                                                                          President

Justin B. Wright        INTECH Investment Management LLC(1)               General Counsel and Vice President

Jennifer Young          INTECH Investment Management LLC(1)               President and Working Director

Ted Hans                Perkins Investment Management LLC(2)              Chief Operating Officer, Chief Compliance
                                                                          Officer, and Treasurer

Jeffrey R. Kautz        Perkins Investment Management LLC(2)              Chief Investment Officer

                        Subadviser/Affiliated Entity Name and Principal            Position(s) with Subadviser
Name                                    Business Address                              or Affiliated Entity
---------------------   -----------------------------------------------   --------------------------------------------
Peter Thompson          Perkins Investment Management LLC(2)              Chairman of the Board and Chief Executive
                                                                          Officer

(1) Principal address is CityPlace Tower, 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, Florida 33401.

(2)  Principal address is 311 S. Wacker Drive, Suite 6000, Chicago, Illinois
     60606.

ITEM 27. Principal Underwriters

     (a) Janus Distributors LLC ("Janus Distributors") serves as principal underwriter for the Registrant, Janus Investment Fund, and Janus Adviser Series.

     (b) The principal business address, positions with Janus Distributors and positions with Registrant of Robin C. Beery, Stephanie Grauerholz-Lofton, David R. Kowalski, and Gibson Smith, officers and directors of Janus Distributors, are described under "Trustees and Officers" in the Statements of Additional Information included in this Registration Statement. The remaining principal executive officers of Janus Distributors are as follows:

Name                    Position(s) with Janus Distributors
---------------------   ---------------------------------------------------------
Gary D. Black           Executive Vice President
Daniel P. Charles       Senior Vice President
Gregory A. Frost        Chief Financial Officer and Executive Vice President
Erich Gerth             Senior Vice President
Kelly F. Hagg           Vice President
Heidi W. Hardin         General Counsel and Senior Vice President
Nancy N. Holden         Vice President
Kelley Abbott Howes     Chief Administrative Officer and Executive Vice President
Karlene J. Lacy         Vice President
Douglas J. Laird        Vice President
John J. Mari            Vice President
Dominic C. Martellaro   President
Michelle R. Rosenberg   Vice President
Russell P. Shipman      Senior Vice President
Robert A. Watson        Senior Vice President
James R. Yount          Senior Vice President

     Messrs. Black, Charles, Frost, Gerth, Hagg, Laird, Mari, Martellaro, Shipman, Watson, and Yount and Mses. Hardin, Holden, Howes, Lacy, and Rosenberg do not hold any positions with the Registrant. Their principal business address is 151 Detroit Street, Denver, Colorado 80206-4805.

     (c)  Not applicable.

ITEM 28. Location of Accounts and Records

     The accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained by Janus Capital Management LLC, 151 Detroit Street, Denver, Colorado 80206-4805, 720 South Colorado Blvd., Denver, Colorado 80206-1929; Iron Mountain, 5155 E. 46th Avenue, Denver, Colorado 80216; Janus Services LLC, 720 South Colorado Blvd., Denver, Colorado 80206-1929; State Street Bank and Trust Company, P.O. Box 0351, Boston, Massachusetts 02117-0351; Citibank, N.A., 111 Wall Street, 24th Floor, Zone 5, New York, New York 10043; and Dresdner Bank AG, New York Branch, 1301 Avenue of the Americas, New York, New York 10019. Certain records relating to the day-to-day portfolio management of Janus Aspen INTECH Risk-Managed Core Portfolio are kept at the offices of the subadviser, INTECH Investment Management LLC, CityPlace Tower, 525 Okeechobee Boulevard, Suite 1800, West Palm Beach, Florida 33401. Certain records relating to the day-to-day portfolio management of Janus Aspen Perkins Mid Cap Value Portfolio and Janus Aspen Perkins Small Company Value Portfolio are kept at the offices of the subadviser, Perkins Investment Management LLC, 311 S. Wacker Drive, Suite 6000, Chicago, Illinois 60606.

ITEM 29. Management Services

     The Registrant has no management-related service contracts that are not discussed in Part A or Part B of this form. ITEM 30. Undertakings

     Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Denver, and State of Colorado, on the 1st day of May, 2009.

                                        JANUS ASPEN SERIES


                                        By: /s/ Robin C. Beery
                                            ------------------------------------
                                            Robin C. Beery, President and Chief
                                            Executive Officer

     Janus Aspen Series is organized under an Amended and Restated Trust Instrument dated March 18, 2003, amended December 29, 2005, ("Trust Instrument") under the laws of the State of Delaware. The obligations of the Registrant hereunder are not binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Registrant personally, but bind only the trust property of the Registrant, as provided in the Trust Instrument. The execution of this Amendment to the Registration Statement has been authorized by the Trustees of the Registrant and this Amendment to the Registration Statement has been signed by an authorized officer of the Registrant, acting as such, and neither such authorization by such Trustees nor such execution by such officer shall be deemed to have been made by any of them personally, but shall bind only the trust property of the Registrant as provided in its Trust Instrument.

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                               Title                              Date
-------------------------------------   --------------------------------   -----------


/s/ Robin C. Beery                      President and Chief Executive      May 1, 2009
-------------------------------------   Officer (Principal Executive
Robin C. Beery                          Officer)



/s/ Jesper Nergaard                     Vice President, Chief Financial    May 1, 2009
-------------------------------------   Officer, Treasurer and Principal
Jesper Nergaard                         Accounting Officer (Principal
                                        Financial Officer and Principal
                                        Accounting Officer)


William F. McCalpin*                    Chairman and Trustee               May 1, 2009
-------------------------------------
William F. McCalpin

Signature                               Title                              Date
-------------------------------------   --------------------------------   -----------


Jerome S. Contro*                       Trustee                            May 1, 2009
-------------------------------------
Jerome S. Contro


John W. McCarter, Jr.*                  Trustee                            May 1, 2009
-------------------------------------
John W. McCarter, Jr.


Dennis B. Mullen*                       Trustee                            May 1, 2009
-------------------------------------
Dennis B Mullen


James T. Rothe*                         Trustee                            May 1, 2009
-------------------------------------
James T. Rothe


William D. Stewart*                     Trustee                            May 1, 2009
-------------------------------------
William D. Stewart


Martin H. Waldinger*                    Trustee                            May 1, 2009
-------------------------------------
Martin H. Waldinger


Linda S. Wolf*                          Trustee                            May 1, 2009
-------------------------------------
Linda S. Wolf


/s/ Stephanie Grauerholz-Lofton
-------------------------------------
*By: Stephanie Grauerholz-Lofton
     Attorney-in-Fact
     Pursuant to Powers of Attorney, dated April 11, 2008, incorporated by reference to Exhibit 15(e) to Post-Effective Amendment No. 45, filed on May
     1, 2008.

INDEX OF EXHIBITS

Exhibit Number     Exhibit Title
----------------   -------------------------------------------------------------
Exhibit 1(x)       Fourth Amendment to Amended and Restated Trust Instrument,
                   dated August 8, 2008

Exhibit 1(y) Fifth Amendment to Amended and Restated Trust Instrument, dated December 9, 2008

Exhibit 1(z) Sixth Amendment to Amended and Restated Trust Instrument, dated December 31, 2008

Exhibit 1(aa) Seventh Amendment to Amended and Restated Trust Instrument, dated February 25, 2009

Exhibit 4(ggggg)   Investment Advisory Agreement for Modular Portfolio
                   Construction Portfolio dated May 1, 2009

Exhibit 4(hhhhh)   Form of Amendment to Sub-Advisory Agreement for Janus Aspen
                   INTECH Risk-Managed Core Portfolio dated December 9, 2008

Exhibit 4(iiiii)   Amendment to Investment Advisory Agreement for Fundamental
                   Equity Portfolio dated May 1, 2009

Exhibit 4(jjjjj)   Amendment to Investment Advisory Agreement for International
                   Growth Portfolio dated May 1, 2009

Exhibit 4(kkkkk)   Amendment to Investment Advisory Agreement for Large Cap
                   Growth Portfolio dated May 1, 2009

Exhibit 4(lllll)   Amendment to Investment Advisory Agreement for Mid Cap Growth
                   Portfolio dated May 1, 2009

Exhibit 4(mmmmm)   Amendment to Investment Advisory Agreement for Worldwide
                   Growth Portfolio dated May 1, 2009

Exhibit 7(gg)      Form of Letter Agreement with regard to Modular Portfolio
                   Construction Portfolio, dated April 20, 2009

Exhibit 8(dd)      Expense Limitation Agreement between Janus Capital Management
                   LLC and Modular Portfolio Construction Portfolio, dated May
                   1, 2009

Exhibit 8(ee)      Expense Allocation Agreement between Janus Capital Management
                   LLC and Janus Aspen Series dated May 1, 2009

Exhibit 9(n)       Opinion and Consent of Fund Counsel with respect to Service
                   Shares of Modular Portfolio Construction Portfolio

Exhibit 10         Consent of PricewaterhouseCoopers LLP

Exhibit 16(y)      Revised Janus Ethics Rules, dated April 28, 2009